File No. 333-194194

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 31, 2014

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 1 ☒

EQ Advisors Trust

(Exact Name of Registrant as Specified in Charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of Principal Executive Offices)

(212) 554-1234

(Registrant’s Area Code and Telephone Number)

STEVEN M. JOENK

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

With copies to:

PATRICIA LOUIE, ESQ. AXA Equitable Funds Management Group, LLC 1290 Avenue of the Americas New York, New York 10104	MARK C. AMOROSI, ESQ. K&L Gates LLP 1601 K Street, N.W. Washington, DC 20006

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

This Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 shall become effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.

Title of securities being registered: Class IA, Class IB and Class K shares of beneficial interest in the series of the registrant designated as the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, and EQ/International Core PLUS Portfolio.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 333-17217 and 811-07953).

EQ ADVISORS TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Contractholder Voting Instructions

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

AXA EQUITABLE LIFE INSURANCE COMPANY

1290 Avenue of the Americas

New York, New York 10104

March 31, 2014

Dear Contractholder:

Enclosed is a notice and Combined Proxy Statement and Prospectus relating to a Special Meeting of Shareholders of each of the following Portfolios:

•	Multimanager Aggressive Equity Portfolio,

•	Multimanager Technology Portfolio,

•	Multimanager Core Bond Portfolio,

•	Multimanager Mid Cap Growth Portfolio,

•	Multimanager Mid Cap Value Portfolio,

•	Multimanager Large Cap Core Equity Portfolio,

•	Multimanager Large Cap Value Portfolio, and

•	Multimanager International Equity Portfolio (together, the “Acquired Portfolios”).

Each Acquired Portfolio is a series of AXA Premier VIP Trust (“VIP Trust”). The Special Meeting of Shareholders of the Acquired Portfolios is scheduled to be held at VIP Trust’s offices, 1290 Avenue of the Americas, New York, New York 10104, on May 21, 2014 at 2:00 p.m., Eastern time (the “Meeting”). At the Meeting, the shareholders of the Acquired Portfolios who are entitled to vote at the Meeting will be asked to approve the proposals described below.

VIP Trust’s Board of Trustees (the “Board”) has called the Meeting to request shareholder approval of the reorganization of each Acquired Portfolio from a series of VIP Trust into a corresponding series of EQ Advisors Trust (an “Acquiring Portfolio”) (a “Reorganization”) as set forth below:

•	the Multimanager Aggressive Equity Portfolio into the Multimanager Aggressive Equity Portfolio, a newly created series of EQ Advisors Trust,

•	the Multimanager Technology Portfolio into the Multimanager Technology Portfolio, a newly created series of EQ Advisors Trust,

•	the Multimanager Core Bond Portfolio into the Multimanager Core Bond Portfolio, a newly created series of EQ Advisors Trust,

•	the Multimanager Mid Cap Growth Portfolio into the Multimanager Mid Cap Growth Portfolio, a newly created series of EQ Advisors Trust,

•	the Multimanager Mid Cap Value Portfolio into the Multimanager Mid Cap Value Portfolio, a newly created series of EQ Advisors Trust,

•	the Multimanager Large Cap Core Equity Portfolio into the EQ/Large Cap Core PLUS Portfolio,

•	the Multimanager Large Cap Value Portfolio into the EQ/Large Cap Value PLUS Portfolio, and

•	the Multimanager International Equity Portfolio into the EQ/International Core PLUS Portfolio.

The Board of Trustees of VIP Trust has approved the proposed Reorganizations and recommends that you vote “FOR” the relevant proposals. Although the Board has determined that a vote “FOR” the proposals is in your best interest, the final decision is yours.

Each Acquiring Portfolio is managed by AXA Equitable Funds Management Group, LLC and is sub-advised by one or more investment sub-advisers. In each case, if a Reorganization is approved and implemented, each Contractholder that invests indirectly in an Acquired Portfolio will automatically become a Contractholder that invests indirectly in the corresponding Acquiring Portfolio.

As an owner of a variable life insurance policy and/or a variable annuity contract or certificate that participates in one or more of the Acquired Portfolios through the investment divisions of a separate account or accounts established by AXA Equitable Life Insurance Company (“AXA Equitable”), you are entitled to instruct AXA Equitable how to vote the Acquired Portfolio shares related to your interest in those accounts as of the close of business on February 28, 2014. The attached Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to instruct an insurance company, please see the Contractholder Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours, Steven M. Joenk Managing Director AXA Equitable Life Insurance Company

ii

AXA PREMIER VIP TRUST

Multimanager Aggressive Equity Portfolio

Multimanager Technology Portfolio

Multimanager Core Bond Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

Multimanager Large Cap Core Equity Portfolio

Multimanager Large Cap Value Portfolio

Multimanager International Equity Portfolio

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 21, 2014

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of each of the following Portfolios, each of which is a series of AXA Premier VIP Trust (“VIP Trust”), will be held on May 21, 2014, at 2:00 p.m., Eastern time, at the offices of VIP Trust, located at 1290 Avenue of the Americas, New York, New York 10104 (the “Meeting”):

•	Multimanager Aggressive Equity Portfolio,

•	Multimanager Technology Portfolio,

•	Multimanager Core Bond Portfolio,

•	Multimanager Mid Cap Growth Portfolio,

•	Multimanager Mid Cap Value Portfolio,

•	Multimanager Large Cap Core Equity Portfolio,

•	Multimanager Large Cap Value Portfolio, and

•	Multimanager International Equity Portfolio (together, the “Acquired Portfolios”).

The Meeting will be held to act on the following proposals:

1. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board of Trustees of VIP Trust (the “Board”) (the “Shell Reorganization Plan”) with respect to the reorganization of the Multimanager Aggressive Equity Portfolio, a series of VIP Trust, into the Multimanager Aggressive Equity Portfolio, a newly created series of EQ Advisors Trust (“EQ Trust”).

2. To approve the Shell Reorganization Plan with respect to the reorganization of the Multimanager Technology Portfolio, a series of VIP Trust, into the Multimanager Technology Portfolio, a newly created series of EQ Trust.

3. To approve the Shell Reorganization Plan with respect to the reorganization of the Multimanager Core Bond Portfolio, a series of VIP Trust, into the Multimanager Core Bond Portfolio, a newly created series of EQ Trust.

4. To approve the Shell Reorganization Plan with respect to the reorganization of the Multimanager Mid Cap Growth Portfolio, a series of VIP Trust, into the Multimanager Mid Cap Growth Portfolio, a newly created series of EQ Trust.

5. To approve the Shell Reorganization Plan with respect to the reorganization of the Multimanager Mid Cap Value Portfolio, a series of VIP Trust, into the Multimanager Mid Cap Value Portfolio, a newly created series of EQ Trust.

6. To approve the Agreement and Plan of Reorganization and Termination adopted by the Board (the “Merger Plan”) with respect to the reorganization of the Multimanager Large Cap Core Equity Portfolio, a series of VIP Trust, into the EQ/Large Cap Core PLUS Portfolio, a series of EQ Trust.

7. To approve the Merger Plan with respect to the reorganization of the Multimanager Large Cap Value Portfolio, a series of VIP Trust, into the EQ/Large Cap Value PLUS Portfolio, a series of EQ Trust.

8. To approve the Merger Plan with respect to the reorganization of the Multimanager International Equity Portfolio, a series of VIP Trust, into the EQ/International Core PLUS Portfolio, a series of EQ Trust.

9. To transact other business that may properly come before the Meeting or any adjournments thereof.

The Board unanimously recommends that you vote in favor of the relevant proposal(s).

Please note that owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contractholders”) issued by AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America or another insurance company (each, an “Insurance Company”) who have invested in shares of one or more of the Acquired Portfolios through the investment divisions of a separate account or accounts of an Insurance Company will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above proposals.

You should read the Combined Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on February 28, 2014. If you attend the Meeting, you may vote or provide your voting instructions in person.

ii

YOUR VOTE IS IMPORTANT

Please return your proxy or voting instruction card promptly

Regardless of whether you plan to attend the Meeting, you should vote or provide voting instructions by promptly completing, dating, and signing the enclosed proxy or voting instruction card for the Portfolio in which you directly or indirectly own shares and returning it in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 12-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board recommends that you vote or provide voting instructions to vote “FOR” the proposals.

By order of the Board, Patricia Louie Vice President and Secretary

Dated: March 31, 2014

New York, New York

iii

AXA Equitable Life Insurance Company

MONY Life Insurance Company

MONY Life Insurance Company of America

Contractholder Voting Instructions

regarding a Special Meeting of Shareholders of

Multimanager Aggressive Equity Portfolio,

Multimanager Technology Portfolio,

Multimanager Core Bond Portfolio,

Multimanager Mid Cap Growth Portfolio,

Multimanager Mid Cap Value Portfolio,

Multimanager Large Cap Core Equity Portfolio,

Multimanager Large Cap Value Portfolio, and

Multimanager International Equity Portfolio,

each a series of AXA Premier VIP Trust

to be held on May 21, 2014

Dated: March 31, 2014

GENERAL

These Contractholder Voting Instructions are being furnished by AXA Equitable Life Insurance Company (“AXA Equitable”), MONY Life Insurance Company (“MONY”), MONY Life Insurance Company of America (“MLOA”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of February 28, 2014 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the following Portfolios:

•	Multimanager Aggressive Equity Portfolio,

•	Multimanager Technology Portfolio,

•	Multimanager Core Bond Portfolio,

•	Multimanager Mid Cap Growth Portfolio,

•	Multimanager Mid Cap Value Portfolio,

•	Multimanager Large Cap Core Equity Portfolio,

•	Multimanager Large Cap Value Portfolio, and

•	Multimanager International Equity Portfolio (together, the “Acquired Portfolios”).

Each Acquired Portfolio is a series of AXA Premier VIP Trust (“VIP Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission as an open-end management investment company.

To the extent required by applicable law, each Insurance Company will offer Contractholders the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Portfolios (the “Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposals (the “Proposals”) that will be considered at the Special Meeting of Shareholders of the Acquired Portfolios referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Combined Proxy Statement and Prospectus, which you should retain for future reference, sets forth concisely information about the proposed reorganizations involving the Acquired Portfolios and corresponding series of EQ Advisors Trust that a Contractholder should know before completing the enclosed voting instruction card.

AXA Equitable Financial Services Company, LLC, a wholly owned subsidiary of AXA Financial, Inc., is the parent company of each named Insurance Company other than MONY. AXA Financial, Inc. is a wholly owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Equitable Financial Services Company, LLC and AXA Financial, Inc. are located at 1290 Avenue of the Americas, New York, New York 10104. Protective Life Insurance Company is the parent company of MONY. The principal executive office of Protective Life Insurance Company is located at 2801 Highway 280 South, Birmingham, Alabama 35223.

These Contractholder Voting Instructions and the accompanying voting instruction card, together with the enclosed proxy materials, are being mailed to Contractholders on or about April 14, 2014.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s), sign and date the voting instruction card(s), and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

If a voting instruction card is not marked to indicate voting instructions but is signed and timely returned, it will be treated as an instruction to vote the Shares in favor of the Proposal(s).

The number of Shares held in the investment division of a Separate Account corresponding to an Acquired Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the corresponding Acquired Portfolio. Each whole share of an Acquired Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a

ii

proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and providing voting instructions in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares “FOR” the applicable Proposal. Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the applicable Insurance Company either “FOR” or “AGAINST” the applicable Proposals, or as an abstention, in the same proportion as the Shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine whether the Proposals are approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposals, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by directors, officers and employees of AXA Equitable Funds Management Group, LLC, the investment manager of VIP Trust, or its affiliates as well as officers and agents of VIP Trust. The principal solicitation will be by mail but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

If the quorum necessary to transact business is not established or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in their discretion on any such adjournment or postponement.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign and date the voting instruction card and mail it in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at 1-800-690-6903 or by Internet at our website at www.proxyvote.com.

iii

PROXY STATEMENT

for

Multimanager Aggressive Equity Portfolio,

Multimanager Technology Portfolio,

Multimanager Core Bond Portfolio,

Multimanager Mid Cap Growth Portfolio,

Multimanager Mid Cap Value Portfolio,

Multimanager Large Cap Core Equity Portfolio,

Multimanager Large Cap Value Portfolio, and

Multimanager International Equity Portfolio,

each a series of AXA Premier VIP Trust

and

PROSPECTUS

for

Multimanager Aggressive Equity Portfolio,

Multimanager Technology Portfolio,

Multimanager Core Bond Portfolio,

Multimanager Mid Cap Growth Portfolio,

Multimanager Mid Cap Value Portfolio,

EQ/Large Cap Core PLUS Portfolio,

EQ/Large Cap Value PLUS Portfolio, and

EQ/International Core PLUS Portfolio,

each a series of EQ Advisors Trust

Dated

March 31, 2014

1290 Avenue of the Americas

New York, New York 10104

1-877-222-2144

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) issued by AXA Equitable Life Insurance Company (“AXA Equitable”), MONY Life Insurance Company, MONY Life Insurance Company of America or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

February 28, 2014, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in one or more of the following Portfolios that are series of AXA Premier VIP Trust (“VIP Trust”):

•	Multimanager Aggressive Equity Portfolio,

•	Multimanager Technology Portfolio,

•	Multimanager Core Bond Portfolio,

•	Multimanager Mid Cap Growth Portfolio

•	Multimanager Mid Cap Value Portfolio,

•	Multimanager Large Cap Core Equity Portfolio,

•	Multimanager Large Cap Value Portfolio, and

•	Multimanager International Equity Portfolio.

Each of the Multimanager Aggressive Equity, Multimanager Technology, Multimanager Core Bond, Multimanager Mid Cap Growth, Multimanager Mid Cap Value, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager International Equity Portfolios that is a series of VIP Trust is referred to herein as an “Acquired Portfolio” and together as the “Acquired Portfolios.” Each Acquired Portfolio is a series of VIP Trust, an open-end management investment company registered with the Securities and Exchange Commission (“SEC”). This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in one or more of the Acquired Portfolios as of February 28, 2014. Contractholders are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposals contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Trustees of VIP Trust (“VIP Board”) of proxies to be used at the Special Meeting of Shareholders of the Acquired Portfolios to be held at 1290 Avenue of the Americas, New York, New York 10104, on May 21, 2014, at 2:00 p.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”).

The proposals described in this Proxy Statement/Prospectus are as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Agreement and Plan of Reorganization and Termination between VIP Trust and EQ Advisors Trust (“EQ Trust”) (the “Shell Reorganization Plan”) with respect to the reorganization of the Multimanager Aggressive Equity Portfolio, a series of VIP Trust, into the Multimanager Aggressive Equity Portfolio, a newly created series of EQ Trust (the “New Multimanager Aggressive Equity Portfolio”).	Shareholders of the Multimanager Aggressive Equity Portfolio.
2. To approve the Shell Reorganization Plan with respect to the reorganization of the Multimanager Technology Portfolio, a series of VIP Trust, into the Multimanager Technology Portfolio, a newly created series of EQ Trust (the “New Multimanager Technology Portfolio”).	Shareholders of the Multimanager Technology Portfolio.
3. To approve the Shell Reorganization Plan with respect to the reorganization of the Multimanager Core Bond Portfolio, a series of VIP Trust, into the Multimanager Core Bond Portfolio, a newly created series of EQ Trust (the “New Multimanager Core Bond Portfolio”).	Shareholders of the Multimanager Core Bond Portfolio.
4. To approve the Shell Reorganization Plan with respect to the reorganization of the Multimanager Mid Cap Growth Portfolio, a series of VIP Trust, into the Multimanager Mid Cap Growth Portfolio, a newly created series of EQ Trust (the “New Multimanager Mid Cap Growth Portfolio”).	Shareholders of the Multimanager Mid Cap Growth Portfolio.
5. To approve the Shell Reorganization Plan with respect to the reorganization of the Multimanager Mid Cap Value Portfolio, a series of VIP Trust, into the Multimanager Mid Cap Value Portfolio, a newly created series of EQ Trust (the “New Multimanager Mid Cap Value Portfolio”).	Shareholders of the Multimanager Mid Cap Value Portfolio.
6. To approve the Agreement and Plan of Reorganization and Termination between VIP Trust and EQ Trust (the “Merger Plan”) with respect to the reorganization of the Multimanager Large Cap Core Equity Portfolio, a series of VIP Trust, into the EQ/Large Cap Core PLUS Portfolio, a series of EQ Trust.	Shareholders of the Multimanager Large Cap Core Equity Portfolio.
7. To approve the Merger Plan with respect to the reorganization of the Multimanager Large Cap Value Portfolio, a series of VIP Trust, into the EQ/Large Cap Value PLUS Portfolio, a series of EQ Trust.	Shareholders of the Multimanager Large Cap Value Portfolio.
8. To approve the Merger Plan with respect to the reorganization of the Multimanager International Equity Portfolio, a series of VIP Trust, into the EQ/International Core PLUS Portfolio, a series of EQ Trust.	Shareholders of the Multimanager International Equity Portfolio.

Each reorganization referred to in Proposals 1 – 8 above is referred to herein as a “Reorganization” and together as the “Reorganizations.” Each of the New Multimanager Aggressive Equity, New Multimanager Technology, New Multimanager Core Bond, New Multimanager Mid Cap Growth, New Multimanager Mid Cap Value, EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, and EQ/International Core PLUS Portfolios is referred to herein as an “Acquiring Portfolio” and together as the “Acquiring Portfolios.” The Shell Reorganization Plan and Merger Plan are sometimes referred to herein as the “Reorganization Plans.”

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the Proposals that you should know before voting or providing voting instructions. Additional information about EQ Trust has been filed with the SEC and is available upon oral or written request. This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contractholders and other shareholders on or about April 14, 2014. This Proxy Statement/Prospectus and a proxy or voting instruction card also will be available at www.proxyvote.com on or about April 14, 2014. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contractholders and in accordance with voting procedures established by VIP Trust.

The Prospectus and Statement of Additional Information of VIP Trust, dated May 1, 2013, as supplemented, with respect to the Acquired Portfolios has been filed with the SEC (File Nos. 333-70754 and 811-10509) and is incorporated by reference into this Proxy Statement/Prospectus.

The Statement of Additional Information dated March 31, 2014, relating to the Reorganizations has been filed with the SEC (File No. 333-194194) and is incorporated by reference into this Proxy Statement/Prospectus.

The Annual Report to Shareholders of VIP Trust with respect to the Acquired Portfolios for the fiscal year ended December 31, 2013, has been filed with the SEC (File Nos. 333-70754 and 811-10509) and is incorporated by reference into this Proxy Statement/Prospectus.

For a free copy of any of these documents, please call 1-877-522-5035 or write VIP Trust at the address above.

Because the New Multimanager Aggressive Equity, New Multimanager Technology, New Multimanager Core Bond, New Multimanager Mid Cap Growth, and New Multimanager Mid Cap Value Portfolios have not yet commenced operations as of the date of this Proxy Statement/Prospectus, no prospectus, statement of additional information, or annual report is available for these Portfolios at this time.

For a free copy of any of the above documents, please call 1-877-522-5035 or write VIP Trust at the address above.

Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, each Trust must file certain reports and other information with the SEC. You can copy and review information about the Trusts at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA 02110; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Atlanta Regional Office, 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, CA 94104. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Trusts are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

v

TABLE OF CONTENTS

SUMMARY	1
The Proposed Reorganizations	1
PROPOSAL 1: APPROVAL OF THE SHELL REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO INTO THE NEW MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO, A NEWLY CREATED SERIES OF EQ TRUST	3
Comparative Fee and Expense Tables	7
Example of Portfolio Expenses	8
Portfolio Turnover	9
Comparison of Investment Objectives, Policies, and Strategies	9
Comparison of Principal Risk Factors	12
Comparative Performance Information	12
Capitalization	13
PROPOSAL 2: APPROVAL OF THE SHELL REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE MULTIMANAGER TECHNOLOGY PORTFOLIO INTO THE NEW MULTIMANAGER TECHNOLOGY PORTFOLIO, A NEWLY CREATED SERIES OF EQ TRUST	14
Comparative Fee and Expense Tables	18
Example of Portfolio Expenses	19
Portfolio Turnover	20
Comparison of Investment Objectives, Policies, and Strategies	20
Comparison of Principal Risk Factors	23
Comparative Performance Information	23
Capitalization	25
PROPOSAL 3: APPROVAL OF THE SHELL REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE MULTIMANAGER CORE BOND PORTFOLIO INTO THE NEW MULTIMANAGER CORE BOND PORTFOLIO, A NEWLY CREATED SERIES OF EQ TRUST	25
Comparative Fee and Expense Tables	29
Example of Portfolio Expenses	30
Portfolio Turnover	31
Comparison of Investment Objectives, Policies, and Strategies	31
Comparison of Principal Risk Factors	35
Comparative Performance Information	35
Capitalization	36
PROPOSAL 4: APPROVAL OF THE SHELL REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE MULTIMANAGER MID CAP GROWTH PORTFOLIO INTO THE NEW MULTIMANAGER MID CAP GROWTH PORTFOLIO, A NEWLY CREATED SERIES OF EQ TRUST	37

Comparative Fee and Expense Tables	41
Example of Portfolio Expenses	43
Portfolio Turnover	43
Comparison of Investment Objectives, Policies, and Strategies	44
Comparison of Principal Risk Factors	46
Comparative Performance Information	47
Capitalization	48
PROPOSAL 5: APPROVAL OF THE SHELL REORGANIZATION PLAN WITH RESPECT TO THE REORGANIZATION OF THE MULTIMANAGER MID CAP VALUE PORTFOLIO INTO THE NEW MULTIMANAGER MID CAP VALUE PORTFOLIO, A NEWLY CREATED SERIES OF EQ TRUST	48
Comparative Fee and Expense Tables	53
Example of Portfolio Expenses	54
Portfolio Turnover	55
Comparison of Investment Objectives, Policies, and Strategies	56
Comparison of Principal Risk Factors	59
Comparative Performance Information	59
Capitalization	61
PROPOSAL 6: APPROVAL OF THE MERGER PLAN WITH RESPECT TO THE REORGANIZATION OF THE MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO INTO THE EQ/LARGE CAP CORE PLUS PORTFOLIO	61
Comparative Fee and Expense Tables	66
Example of Portfolio Expenses	67
Portfolio Turnover	68
Comparison of Investment Objectives, Policies, and Strategies	68
Comparison of Principal Risk Factors	71
Comparative Performance Information	71
Capitalization	73
PROPOSAL 7: APPROVAL OF THE MERGER PLAN WITH RESPECT TO THE REORGANIZATION OF THE MULTIMANAGER LARGE CAP VALUE PORTFOLIO INTO THE EQ/LARGE CAP VALUE PLUS PORTFOLIO	74
Comparative Fee and Expense Tables	78
Example of Portfolio Expenses	80
Portfolio Turnover	80
Comparison of Investment Objectives, Policies, and Strategies	81
Comparison of Principal Risk Factors	84
Comparative Performance Information	84
Capitalization	87
PROPOSAL 8: APPROVAL OF THE MERGER PLAN WITH RESPECT TO THE REORGANIZATION OF THE MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO INTO THE EQ/INTERNATIONAL CORE PLUS PORTFOLIO	87

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Reorganization Plans, copies of the forms of which are attached hereto as Appendix A and Appendix B.

The Proposed Reorganizations

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in one or more of the Acquired Portfolios as of February 28, 2014 to approve the Reorganization Plan (with respect to the Acquired Portfolio in which they are invested), whereby each Acquired Portfolio will be reorganized into the corresponding Acquiring Portfolio. (Each Acquired Portfolio and each Acquiring Portfolio is sometimes referred to herein as a “Portfolio.”)

Each Acquired Portfolio’s shares are divided into three classes, designated Class A, Class B, and Class K shares (the “Acquired Portfolio Shares”). Each Acquiring Portfolio’s shares also are divided into three classes, designated Class IA, Class IB, and Class K shares (the “Acquiring Portfolio Shares”). The rights and preferences of each class of Acquiring Portfolio Shares are substantially similar to the rights and preferences of the corresponding class of Acquired Portfolio Shares.

The Reorganization Plans provide, with respect to each Reorganization, for:

•

the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares having an aggregate net asset value equal to the Acquired Portfolio’s net assets and the Acquiring Portfolio’s assumption of all the liabilities of the Acquired Portfolio;

•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contractholders) of those Acquiring Portfolio Shares; and

•	the complete termination of the Acquired Portfolio.

The VIP Board is proposing the Reorganizations because it believes, among other things, that they will reduce the significant overlap in the line-up of sub-advisers to VIP Trust and EQ Trust and eliminate duplicative offerings between VIP Trust and EQ Trust with respect to certain of the Acquired and Acquiring Portfolios. As a result, the Board believes that the Reorganizations could promote operational efficiencies by streamlining compliance, administrative, board reporting, and investment review functions. For a detailed description of the VIP Board’s reasons for proposing the Reorganizations, see “Additional Information about the Reorganizations — Board Considerations” below.

A comparison of the investment objective(s), policies, and strategies and principal risks of each Acquired Portfolio and its corresponding Acquiring Portfolio is included in “Comparison of Investment Objectives, Policies, and Strategies” and

“Comparison of Principal Risk Factors” below. The Portfolios have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Acquiring Portfolios” below. Each Portfolio offers its shares to Separate Accounts and certain other eligible investors. Shares of each Portfolio are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of a Reorganization.

Subject to shareholder approval, the Reorganizations are expected to be effective at the close of business on the following dates, or on a later date or dates that the Trusts decide upon (each, a “Closing Date”):

June 13, 2014

Reorganization of the Multimanager Large Cap Value Portfolio into the EQ/Large Cap Value PLUS Portfolio

Reorganization of the Multimanager International Equity Portfolio into the EQ/International Core PLUS Portfolio

Reorganization of the Multimanager Aggressive Equity Portfolio into the New Multimanager Aggressive Equity Portfolio

Reorganization of the Multimanager Technology Portfolio into the New Multimanager Technology Portfolio

Reorganization of the Multimanager Core Bond Portfolio into the New Multimanager Core Bond Portfolio

Reorganization of the Multimanager Mid Cap Growth Portfolio into the New Multimanager Mid Cap Growth Portfolio

Reorganization of the Multimanager Mid Cap Value Portfolio into the New Multimanager Mid Cap Value Portfolio

June 20, 2014

Reorganization of the Multimanager Large Cap Core Equity Portfolio into the EQ/Large Cap Core PLUS Portfolio

As a result of each Reorganization, each shareholder invested in shares of one or more of the Acquired Portfolios would become an owner of shares of the corresponding Acquiring Portfolio. Each such shareholder would hold, immediately after the Closing Date, Class IA, Class IB, or Class K shares of the applicable Acquiring Portfolio having an aggregate value equal to the aggregate value of the Class A, Class B, or Class K Acquired Portfolio Shares, as applicable, that were held by the shareholder as of the Closing Date. Similarly, each Contractholder whose Contract values are invested in shares of one or more of the Acquired Portfolios would become an indirect owner of shares of the corresponding Acquiring Portfolio. Each such Contractholder would indirectly hold, immediately after the Closing Date, Class IA, Class IB, or Class K shares of the applicable Acquiring Portfolio having an aggregate value equal to the aggregate value of the Class A, Class B, or Class K Acquired

2

Portfolio Shares, as applicable, that were indirectly held by the Contractholder as of the Closing Date. The consummation of any one Reorganization is not contingent on the consummation of any other Reorganization. VIP Trust believes that there will be no adverse tax consequences to shareholders or Contractholders as a direct result of the Reorganizations. Please see “Additional Information about the Reorganizations — Federal Income Tax Consequences of the Reorganizations” below for further information.

The VIP Board has unanimously approved each Reorganization Plan with respect to the Acquired Portfolios involved therein. Accordingly, the VIP Board is submitting the Reorganization Plans for approval by the respective Acquired Portfolio’s shareholders. In considering whether to approve a proposal (a “Proposal”), you should review the Proposal for the Acquired Portfolio(s) in which you were a direct or indirect holder on the Record Date (as defined under “Voting Information”). In addition, you should review the information in this Proxy Statement/Prospectus that relates to all of the Proposals and the Reorganization Plans generally. The VIP Board recommends that you vote “FOR” the Proposals to approve the Reorganization Plans.

Proposal 1: Approval of the Shell Reorganization Plan with respect to the Reorganization of the Multimanager Aggressive Equity Portfolio into the New Multimanager Aggressive Equity Portfolio, a newly created series of EQ Trust.

This Proposal 1 requests your approval of the Shell Reorganization Plan, pursuant to which the Multimanager Aggressive Equity Portfolio will be reorganized into the New Multimanager Aggressive Equity Portfolio.

In considering whether you should approve this Proposal, you should note that:

•

The New Multimanager Aggressive Equity Portfolio is newly organized and has no assets, operating history, or performance information of its own as of the date of this Proxy Statement/Prospectus. The New Multimanager Aggressive Equity Portfolio has been created as a shell series of EQ Trust solely for the purposes of acquiring the Multimanager Aggressive Equity Portfolio’s assets and continuing its business investment operations, and will not conduct any investment operations until after the closing of the Reorganization. If shareholders of the Multimanager Aggressive Equity Portfolio approve its Reorganization, the New Multimanager Aggressive Equity Portfolio will assume and publish the operating history and performance record of the Multimanager Aggressive Equity Portfolio.

•

The New Multimanager Aggressive Equity Portfolio and the Multimanager Aggressive Equity Portfolio have substantially identical investment objectives, policies, and strategies. Each Portfolio seeks to achieve long-term growth of capital by investing primarily in the securities of large-capitalization growth companies. In addition, each Portfolio’s assets are allocated among three or more investment sub-advisers (each, an “Adviser”), each of which manages its portion of the Portfolio using a different but complementary investment strategy. A portion or portions of each Portfolio are actively managed by an Adviser (the “Active Allocated Portion” or the “Active Allocated Portions”) and a portion of each Portfolio seeks

3

to track the performance of the Russell 3000® Growth Index (the “Index Allocated Portion”). There are, however, differences in the Portfolios’ primary investment policies and strategies of which you should be aware.

The primary difference between the two Portfolios is that AXA Equitable Funds Management Group, LLC (“FMG LLC”) currently may limit the equity exposure of the Multimanager Aggressive Equity Portfolio at times when market volatility is increasing above specific thresholds by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting and index. FMG LLC will not employ this volatility management strategy in managing the New Multimanager Aggressive Equity Portfolio. However, it is anticipated that the Multimanager Aggressive Equity Portfolio will discontinue using this strategy effective on or before April 30, 2014, and therefore at the time of the Reorganization it is expected that the investment objectives, policies, and strategies of each Portfolio will be identical. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, and Strategies” below.

•

The Portfolios have substantially similar risk profiles, although there are differences of which you should be aware. Each Portfolio’s principal risks include equity risk, foreign securities risk, and large-cap company risk. However, because it currently employs the volatility management strategy described above, the Multimanager Aggressive Equity Portfolio also is subject to cash management risk, custom benchmark risk, derivatives risk, futures contract risk, leverage risk, short position risk, and volatility management risk as principal risks, which are not principal risks of the New Multimanager Aggressive Equity Portfolio. For a detailed comparison of each Portfolio’s risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC (the “Manager”) serves as the investment manager and administrator for the Multimanager Aggressive Equity Portfolio and will serve as the investment manager and administrator for the New Multimanager Aggressive Equity Portfolio after the Reorganization. FMG LLC has received an exemptive order from the SEC that generally permits FMG LLC and each Trust’s Board of Trustees to appoint, dismiss and replace each Portfolio’s Adviser(s) and to amend the advisory agreements between FMG LLC and the Advisers without obtaining shareholder approval (except with respect to Affiliated Advisers (as defined herein)). However, an amendment to an investment management agreement between FMG LLC and each of VIP Trust and EQ Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for approval. FMG LLC has appointed six Advisers to manage distinct portions of the assets of the Multimanager Aggressive Equity Portfolio. In particular, AllianceBernstein L.P., which is responsible for the management of the Index Allocated Portion of the Multimanager Aggressive Equity Portfolio, and ClearBridge Investments, LLC, Scotia Institutional Asset Management US, Ltd., Marsico Capital Management, LLC, T. Rowe Price Associates, Inc., and Westfield Capital Management Company, L.P., which are responsible for the management of portions of the Active Allocated Portion of the Multimanager

4

Aggressive Equity Portfolio, currently serve as Advisers to the Multimanager Aggressive Equity Portfolio, and it is anticipated that they will also serve as Advisers to the New Multimanager Aggressive Equity Portfolio after the Reorganization. For a detailed description of the Manager and the Advisers, please see “Additional Information about the Acquiring Portfolios — The Manager” and “ — The Advisers” below.

•

Class A shareholders of the Multimanager Aggressive Equity Portfolio will receive Class IA shares of the New Multimanager Aggressive Equity Portfolio, Class B shareholders of the Multimanager Aggressive Equity Portfolio will receive Class IB shares of the New Multimanager Aggressive Equity Portfolio, and Class K shareholders of the Multimanager Aggressive Equity Portfolio will receive Class K shares of the New Multimanager Aggressive Equity Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Portfolios” below for more information.

•

It is estimated that the annual operating expense ratios for the New Multimanager Aggressive Equity Portfolio’s Class IA, Class IB, and Class K shares, for the fiscal year following the Reorganization, will be lower than those of the Multimanager Aggressive Equity Portfolio’s Class A, Class B, and Class K shares, respectively, for the fiscal year ended December 31, 2013. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

The maximum management fee for the Multimanager Aggressive Equity Portfolio is equal to an annual rate of 0.600% of its average daily net assets, while the maximum management fee for the New Multimanager Aggressive Equity Portfolio is equal to an annual rate of 0.580% of its average daily net assets. The management fee schedule for the Multimanager Aggressive Equity Portfolio is as follows:

Multimanager Aggressive Equity Portfolio

Average Daily Net Assets	Annual Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $750 million	0.600%
In excess of $750 million and up to and including $1.75 billion	0.550%
In excess of $1.75 billion and up to and including $4.75 billion	0.525%
In excess of $4.75 billion and up to and including $9.75 billion	0.500%
In excess of $9.75 billion	0.475%

5

The management fee schedule for the New Multimanager Aggressive Equity Portfolio is as follows:

New Multimanager Aggressive Equity Portfolio

Average Daily Net Assets	Annual Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $2 billion	0.580%
In excess of $2 billion and up to and including $3 billion	0.550%
In excess of $3 billion and up to and including $6 billion	0.525%
In excess of $6 billion and up to and including $11 billion	0.500%
In excess of $11 billion	0.475%

•

The administration fee for the Multimanager Aggressive Equity Portfolio is equal to its proportionate share of an asset-based administration fee for that Portfolio and certain other of VIP Trust’s multi-adviser portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

Multimanager Aggressive Equity Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $15 billion	0.150%
In excess of $15 billion and up to and Including $30 billion	0.125%
In excess of $30 billion	0.100%

, plus an annual flat fee of $32,500 if the Multimanager Aggressive Equity Portfolio’s total average net assets are less than $5 billion. The administration fee for the New Multimanager Aggressive Equity Portfolio is equal to its proportionate share of an asset-based administration fee for that Portfolio and certain other of EQ Trust’s portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

New Multimanager Aggressive Equity Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $20 billion	0.150%
In excess of $20 billion and up to and including $25 billion	0.110%
In excess of $25 billion	0.100%

, plus an annual flat fee of $32,500 if the New Multimanager Aggressive Equity Portfolio’s total average net assets are less than $5 billion. For a more

6

detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies, and strategies of the New Multimanager Aggressive Equity Portfolio. It is not expected that the New Multimanager Aggressive Equity Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Multimanager Aggressive Equity Portfolio. FMG LLC has reviewed the Multimanager Aggressive Equity Portfolio’s investment objective, policies, and strategies and determined that they are substantially similar to the New Multimanager Aggressive Equity Portfolio’s investment objective, policies, and strategies. Thus, FMG LLC believes that, if the Reorganization is approved, a substantial portion of the Multimanager Aggressive Equity Portfolio’s holdings could be transferred to and held by the New Multimanager Aggressive Equity Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover or certain transfer restrictions. Any sale of portfolio investments in connection with the Reorganization would be conducted in an orderly manner, but may result in selling securities at a disadvantageous time and price and could result in the Portfolio’s realizing gains or losses that otherwise would not have been realized and incurring transaction costs that otherwise would not have been incurred.

•

The New Multimanager Aggressive Equity Portfolio will bear its proportionate share (based on the fraction that the shareholder accounts of the Multimanager Aggressive Equity Portfolio bears to the aggregate shareholder accounts of all Acquired Portfolios covered by the Shell Reorganization Plan, i.e., those mentioned below, at the Valuation Time) of 50% of the first $300,000 of the expenses of the Reorganizations of the Multimanager Aggressive Equity, Multimanager Technology, Multimanager Core Bond, Multimanager Mid Cap Growth, and Multimanager Mid Cap Value Portfolios, subject to an aggregate maximum of $150,000 for these Portfolios. FMG LLC generally will bear the expenses of the Reorganizations of these Portfolios in excess of this amount, subject to certain limitations. The expenses of these Reorganizations attributable to the New Multimanager Aggressive Equity Portfolio are approximated to be $312,000. The New Multimanager Aggressive Equity Portfolio will incur expenses of approximately $74,000. For additional information, please refer to “Additional Information About the Reorganizations — Terms of the Reorganization Plans” below.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of the Multimanager Aggressive Equity Portfolio and the estimated pro forma fees and expenses of each class of shares of the Acquiring Portfolio after giving effect to the proposed Reorganization. The Acquiring Portfolio is newly organized and has not had any operations of its own to date. Fees and expenses for the Multimanager Aggressive

7

Equity Portfolio are based on those incurred by each class of its shares for the fiscal year ended December 31, 2013. The pro forma fees and expenses of the Acquiring Portfolio Shares assume that the Reorganization has been in effect for the year ended December 31, 2013. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Multimanager Aggressive Equity Portfolio	Pro Forma New Multimanager Aggressive Equity Portfolio (assuming the Reorganization is approved)
Not applicable.	Not applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Multimanager Aggressive Equity Portfolio			New Multimanager Aggressive Equity Portfolio			Pro Forma New Multimanager Aggressive Equity Portfolio (assuming the Reorganization is approved)
	Class A	Class B	Class K	Class IA	Class IB	Class K	Class IA	Class IB	Class K
Management Fee	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	None	0.25%	0.25%	None	0.25%	0.25%	None
Other Expenses	0.20%	0.20%	0.20%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Total Annual Portfolio Operating Expenses	1.03%	1.03%	0.78%	1.01%	1.01%	0.76%	1.01%	1.01%	0.76%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year; and

•	The Portfolio’s operating expenses remain the same.

8

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multimanager Aggressive Equity Portfolio
Class A	$105	$328	$569	$1,259
Class B	$105	$328	$569	$1,259
Class K	$80	$249	$433	$966
New Multimanager Aggressive Equity Portfolio
Class IA	$103	$322	$558	$1,236
Class IB	$103	$322	$558	$1,236
Class K	$80	$249	$483	$966
Pro Forma New Multimanager Aggressive Equity Portfolio (assuming the Reorganization is approved)
Class IA	$103	$322	$558	$1,236
Class IB	$103	$322	$558	$1,236
Class K	$80	$249	$483	$966

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2013, the portfolio turnover rate for the Multimanager Aggressive Equity Portfolio was 72% of the average value of the Portfolio. The Ne.w Multimanager Aggressive Equity Portfolio has not yet commenced operations and therefore, the New Multimanager Aggressive Equity Portfolio does not have a portfolio turnover rate to report.

Comparison of Investment Objectives, Policies, and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Multimanager Aggressive Equity Portfolio with those of the New Multimanager Aggressive Equity Portfolio. Each Trust’s Board may change the investment objective of a Portfolio without a vote of the Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix C.

	Acquiring Portfolio	Acquired Portfolio
	New Multimanager Aggressive Equity Portfolio	Multimanager Aggressive Equity Portfolio
Investment Objective	Seeks to achieve long-term growth of capital.	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. However, effective on or before April 30, 2014, the investment objective of this Portfolio will be changed so that it is identical to the investment objective of the Acquiring Portfolio.

9

	Acquiring Portfolio	Acquired Portfolio
	New Multimanager Aggressive Equity Portfolio	Multimanager Aggressive Equity Portfolio
Principal Investment Strategies	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. For purposes of this Portfolio, equity securities shall include common stocks, preferred stocks, and other equity securities, and financial instruments that derive their value from such securities. The Portfolio invests primarily in securities of large capitalization growth companies. For purposes of this Portfolio, large capitalization companies are companies with market capitalization within the range of the Russell 3000® Growth Index at the time of investment (market capitalization range of approximately $0.04 billion to $526.7 billion as of December 31, 2013).	Same.
The Portfolio intends to invest primarily in common stocks, but may also invest in other equity securities that an Adviser believes provide opportunities for capital growth. The size of companies in the Russell 3000® Growth Index changes with market conditions, which can result in changes to the market capitalization range of companies in the index.

The Manager will generally allocate the Portfolio’s assets among three or more Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio is an Index Allocated Portion and the other portions of the Portfolio will be Active Allocated Portions.

Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

Same.

10

Acquiring Portfolio	Acquired Portfolio
New Multimanager Aggressive Equity Portfolio	Multimanager Aggressive Equity Portfolio
The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 3000® Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion utilizes a stratified sampling construction process in which the Index Allocated Portion invests in a subset of the companies represented in the Russell 3000® Growth Index based on the Adviser’s analysis of key risk factors and characteristics. Such factors and characteristics include industry weightings, market capitalizations, return variability and yield.	Same.
No corresponding strategy.	The Manager also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. However, effective on or before April 30, 2014, the Portfolio will no longer utilize this strategy.
No corresponding strategy.

The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions. However, effective on or before April 30, 2014, the Portfolio will no longer utilize this strategy.

Each Active Allocated Portion invests primarily in equity securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the Adviser, in current market valuations. The Active Allocated Portions may invest up to 25% of their total assets in securities of foreign companies, including companies based in developing countries. An Adviser may sell a security for a variety of reasons, such as to make other investments believed by an Adviser to offer superior investment opportunities.	Same.

11

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Description of Risk Factors” below.

Risks	New Multimanager Aggressive Equity Portfolio	Multimanager Aggressive Equity Portfolio
Cash Management Risk		X
Currency Risk	X	X
Custom Benchmark Risk		X
Derivatives Risk		X
Emerging Markets Risk	X	X
Equity Risk	X	X
Foreign Securities Risk	X	X
Futures Contract Risk		X
Index Strategy Risk	X	X
Large-Cap Company Risk	X	X
Leverage Risk		X
Mid-Cap and Small-Cap Company Risk	X	X
Short Position Risk		X
Volatility Management Risk		X

Comparative Performance Information

The Acquiring Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to shareholder approval, the Acquiring Portfolio, as the successor to the Acquired Portfolio, will assume and publish the operating history and performance record of the Class A, Class B, and Class K shares of the Acquired Portfolio.

The bar charts and tables below provide some indication of the risks of investing in the Multimanager Aggressive Equity Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2013 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Multimanager Aggressive Equity Portfolio’s performance compared with the returns of a volatility managed index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Multimanager Aggressive Equity Portfolio - Calendar Year Total Returns (Class B)

Best Quarter (% and time period) 17.70% (2009 2nd Quarter)	Worst Quarter (% and time period) -25.44% (2008 4th Quarter)

12

Multimanager Aggressive Equity Portfolio

Average Annual Total Returns (For the periods ended December 31, 2013)	One Year	Five Years	Ten Years/ Since Inception
Multimanager Aggressive Equity Portfolio — Class A	37.21%	19.02%	6.24%
Multimanager Aggressive Equity Portfolio — Class B	37.14%	18.83%	6.02%
Multimanager Aggressive Equity Portfolio — Class K (Inception Date: August 26, 2011)	37.55%	N/A	22.96%
Russell 3000® Growth Index*	34.23%	20.56%	7.95%
Volatility Managed Index — Large Cap Growth 3000**	33.31%	17.56%	9.51%

*

Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

**

The Volatility Managed Index — Large Cap Growth 3000 is an index that applies a formula to a blend of the S&P 500 Index and the Russell 3000® Growth Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached. The S&P 500 Index is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The S&P 500 Index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Capitalization

The following table shows the capitalization of the Multimanager Aggressive Equity Portfolio as of December 31, 2013, and the Acquiring Portfolio on a pro forma combined basis as of December 31, 2013, after giving effect to the proposed Reorganization. The Acquiring Portfolio is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Multimanager Aggressive Equity Portfolio — Class A	$1,029.1	$39.98	25,742,251
Adjustments	$—	$—
Pro forma New Multimanager Aggressive Equity Portfolio — Class IA (assuming the Reorganization is approved)	$1,029.1	$39.98	25,742,251
Multimanager Aggressive Equity Portfolio — Class B	$85.9	$39.25	2,188,065
Adjustments	$—	$—
Pro forma New Multimanager Aggressive Equity Portfolio — Class IB (assuming the Reorganization is approved)	$85.9	$39.25	2,188,065
Multimanager Aggressive Equity Portfolio — Class K	$8.2	$39.98	204,639
Adjustments	$—	$—
Pro Forma New Multimanager Aggressive Equity Portfolio — Class K (assuming the Reorganization is approved)	$8.2	$39.98	204,639

13

After careful consideration, the VIP Board unanimously approved the Shell Reorganization Plan with respect to the Multimanager Aggressive Equity Portfolio. Accordingly, the Board has submitted the Shell Reorganization Plan for approval by this Portfolio’s shareholders. The Board recommends that you vote “FOR” Proposal 1.

Proposal 2: Approval of the Shell Reorganization Plan with respect to the Reorganization of the Multimanager Technology Portfolio into the New Multimanager Technology Portfolio, a newly created series of EQ Trust.

This Proposal 2 requests your approval of the Shell Reorganization Plan, pursuant to which the Multimanager Technology Portfolio will be reorganized into the New Multimanager Technology Portfolio.

In considering whether you should approve this Proposal, you should note that:

•

The New Multimanager Technology Portfolio is newly organized and has no assets, operating history, or performance information of its own as of the date of this Proxy Statement/Prospectus. The New Multimanager Technology Portfolio has been created as a shell series of EQ Trust solely for the purposes of acquiring the Multimanager Technology Portfolio’s assets and continuing its business investment operations, and will not conduct any investment operations until after the closing of the Reorganization. If shareholders of the Multimanager Technology Portfolio approve its Reorganization, the New Multimanager Technology Portfolio will assume and publish the operating history and performance record of the Multimanager Technology Portfolio.

•

The New Multimanager Technology Portfolio and the Multimanager Technology Portfolio have identical investment objectives, policies, and strategies. Each Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. In addition, each Portfolio’s assets are allocated among three or more investment sub-advisers (each, an “Adviser”), each of which manages its portion of the Portfolio using a different but complementary investment strategy. A portion or portions of each Portfolio are actively managed by an Adviser (the “Active Allocated Portion” or the “Active Allocated Portions”); a portion of each Portfolio seeks to track the performance of the S&P North American Technology Sector Index (the “Index Allocated Portion”); and a portion of each Portfolio invests in exchange-traded funds (“ETFs”) (the “ETF Allocated Portion”). For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, and Strategies” below.

•

The principal risks of the New Multimanager Technology Portfolio are the same as the principal risks of the Multimanager Technology Portfolio. Each Portfolio’s principal risks include equity risk, ETF risk, foreign securities risk, and technology sector risk. For a detailed comparison of each Portfolio’s principal risks, please see “Comparison of Principal Risk Factors” below.

14

•

FMG LLC (the “Manager”) serves as the investment manager and administrator for the Multimanager Technology Portfolio and will serve as the investment manager and administrator for the New Multimanager Technology Portfolio after the Reorganization. FMG LLC has received an exemptive order from the SEC that generally permits FMG LLC and each Trust’s Board of Trustees to appoint, dismiss and replace each Portfolio’s Adviser(s) and to amend the advisory agreements between FMG LLC and the Advisers without obtaining shareholder approval (except with respect to Affiliated Advisers (as defined herein)). However, an amendment to an investment management agreement between FMG LLC and each of VIP Trust and EQ Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for approval. FMG LLC has appointed three Advisers to manage distinct portions of the Multimanager Technology Portfolio. In particular, Allianz Global Investors U.S. LLC and Wellington Management Company, LLP, which are responsible for the management of portions of the Active Allocated Portion of the Multimanager Technology Portfolio, and SSgA Funds Management, Inc., which is responsible for the management of the Index Allocated Portion of the Multimanager Technology Portfolio, currently serve as Advisers to the Multimanager Technology Portfolio and it is anticipated that they will also serve as Advisers for the New Multimanager Technology Portfolio after the Reorganization. In addition, FMG LLC is responsible for the management of the ETF Allocated Portion of the Multimanager Technology Portfolio, and it is anticipated that it would also manage the ETF Allocated Portion of the New Multimanager Technology Portfolio after the Reorganization. For a detailed description of the Manager and the Advisers, please see “Additional Information about the Acquiring Portfolios — The Manager” and “ — The Advisers” below.

•

Class A shareholders of the Multimanager Technology Portfolio will receive Class IA shares of the New Multimanager Technology Portfolio, Class B shareholders of the Multimanager Technology Portfolio will receive Class IB shares of the New Multimanager Technology Portfolio, and Class K shareholders of the Multimanager Technology Portfolio will receive Class K Shares of the New Multimanager Technology Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Portfolios” below for more information.

•

It is estimated that the annual operating expense ratios for the New Multimanager Technology Portfolio’s Class IA, Class IB, and Class K shares, for the fiscal year following the Reorganization, will be lower than those of the Multimanager Technology Portfolio’s Class A, Class B, and Class K shares, respectively, for the fiscal year ended December 31, 2013. For a more detailed comparison of the fees and expenses of the Portfolios, please see

15

“Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•	The maximum management fee for each Portfolio is equal to an annual rate of 0.950% of its average daily net assets. The management fee schedule for the Multimanager Technology Portfolio is as follows:

Multimanager Technology Portfolio

Average Daily Net Assets	Annual Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $750 million	0.950%
In excess of $750 million up to and including $1.75 billion	0.900%
In excess of $1.75 billion up to and including $4.75 billion	0.875%
In excess of $4.75 billion up to and including $9.75 billion	0.850%
In excess of $9.75 billion	0.825%

The management fee schedule for the New Multimanager Technology Portfolio is as follows:

New Multimanager Technology Portfolio

Average Daily Net Assets	Annual Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $2 billion	0.950%
In excess of $2 billion up to and including $3 billion	0.900%
In excess of $3 billion up to and including $6 billion	0.875%
In excess of $6 billion up to and including $11 billion	0.850%
In excess of $11 billion	0.825%

•

The administration fee for the Multimanager Technology Portfolio is equal to its proportionate share of an asset-based administration fee for the that Portfolio and certain other of VIP Trust’s multi-adviser portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

Multimanager Technology Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $15 billion	0.150%
In excess of $15 billion up to and including $30 billion	0.125%
In excess of $30 billion	0.100%

, plus an annual flat fee of $32,500 if the Multimanager Technology Portfolio’s total average net assets are less than $5 billion. The administration fee for the New

16

Multimanager Technology Portfolio is equal to its proportionate share of an asset-based administration fee for that Portfolio and certain other of EQ Trust’s portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

New Multimanager Technology Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $20 billion	0.150%
In excess of $20 billion up to and including $25 billion	0.110%
In excess of $25 billion	0.100%

, plus an annual flat fee of $32,500 if the New Multimanager Technology Portfolio’s total average net assets are less than $5 billion. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies, and strategies of the New Multimanager Technology Portfolio. It is not expected that the New Multimanager Technology Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Multimanager Technology Portfolio. FMG LLC has reviewed the Multimanager Technology Portfolio’s investment objective, policies, and strategies and determined that they are substantially similar to the New Multimanager Technology Portfolio’s investment objective, policies, and strategies. Thus, FMG LLC believes that, if the Reorganization is approved, a substantial portion of the Multimanager Technology Portfolio’s holdings could be transferred to and held by the New Multimanager Technology Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover or certain transfer restrictions. Any sale of portfolio investments in connection with the Reorganization would be conducted in an orderly manner, but may result in selling securities at a disadvantageous time and price and could result in the Portfolio’s realizing gains or losses that otherwise would not have been realized and incurring transaction costs that otherwise would not have been incurred.

•

The New Multimanager Technology Portfolio will bear its proportionate share (based on the fraction that the shareholder accounts of the Multimanager Technology Portfolio bears to the aggregate shareholder accounts of all Acquired Portfolios covered by the Shell Reorganization Plan, i.e., those mentioned below, at the Valuation Time) of 50% of the first $300,000 of the expenses of the Reorganizations of the Multimanager

17

Aggressive Equity, Multimanager Technology, Multimanager Core Bond, Multimanager Mid Cap Growth, and Multimanager Mid Cap Value Portfolios, subject to an aggregate maximum of $150,000 for these Portfolios. FMG LLC generally will bear the expenses of the Reorganizations of these Portfolios in excess of this amount, subject to certain limitations. The expenses of these Reorganizations attributable to the New Multimanager Technology Portfolio are approximated to be $149,000. The New Multimanager Technology Portfolio will incur expenses of approximately $34,000. For additional information, please refer to “Additional Information About the Reorganizations — Terms of the Reorganization Plans” below.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of the Multimanager Technology Portfolio and the estimated pro forma fees and expenses of each class of shares of the Acquiring Portfolio after giving effect to the proposed Reorganization. Fees and expenses for the Multimanager Technology Portfolio are based on those incurred by each class of its shares for the fiscal year ended December 31, 2013. The Acquiring Portfolio is newly organized and has not had any operations of its own to date. The pro forma fees and expenses of the Acquiring Portfolio Shares assume that the Reorganization has been in effect for the year ended December 31, 2013. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Multimanager Technology Portfolio	Pro Forma New Multimanager Technology Portfolio (assuming the Reorganization is approved)
Not applicable.	Not applicable.

18

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Multimanager Technology Portfolio			New Multimanager Technology Portfolio			Pro Forma New Multimanager Technology Portfolio (assuming the Reorganization is approved)
	Class A	Class B	Class K	Class IA	Class IB	Class K	Class IA	Class IB	Class K
Management Fee	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	None	0.25%	0.25%	None	0.25%	0.25%	None
Other Expenses	0.20%	0.20%	0.20%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	1.44%	1.44%	1.19%	1.42%	1.42%	1.17%	1.42%	1.42%	1.17%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year; and

•	The Portfolio’s operating expenses remain the same.

19

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multimanager Technology Portfolio
Class A	$147	$456	$787	$1,724
Class B	$147	$456	$787	$1,724
Class K	$121	$378	$654	$1,443
New Multimanager Technology Portfolio
Class IA	$145	$449	$776	$1,702
Class IB	$145	$449	$776	$1,702
Class K	$119	$372	$644	$1,420
Pro Forma New Multimanager Technology Portfolio (assuming the Reorganization is approved)
Class IA	$145	$449	$776	$1,702
Class IB	$145	$449	$776	$1,702
Class K	$119	$372	$644	$1,420

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the fiscal year ended December 31, 2013, the portfolio turnover rate for the Multimanager Technology Portfolio was 64% of the average value of the Portfolio. The New Multimanager Technology Portfolio has not yet commenced operations and therefore, the New Multimanager Technology Portfolio does not have a portfolio turnover rate to report.

Comparison of Investment Objectives, Policies, and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Multimanager Technology Portfolio with those of the New Multimanager Technology Portfolio. Each Trust’s Board may change the investment objective of a Portfolio without a vote of the Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix C.

	Acquiring Portfolio	Acquired Portfolio
	New Multimanager Technology Portfolio	Multimanager Technology Portfolio
Investment Objective	Seeks to achieve long-term growth of capital.	Same.

20

	Acquiring Portfolio	Acquired Portfolio
	New Multimanager Technology Portfolio	Multimanager Technology Portfolio
Principal Investment Strategies	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computers, electronics, hardware and components, communications, software, e-commerce, information services, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. In addition, securities of companies in the technology sector may include financial instruments that derive their value from the securities of such companies. The Portfolio may invest in companies of any size and can invest in securities of both U.S. and foreign companies. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that an Adviser believes provide opportunities for capital growth.	Same.
	The Manager will generally allocate the Portfolio’s assets among three or more Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies.	Same.

Under normal circumstances, one portion of the Portfolio will be an Index Allocated Portion, one or more other portions of the Portfolio are Active Allocated Portions, and another portion will be an ETF Allocation Portion.

Under normal circumstances, the Manager allocates approximately 30% of the Portfolio’s net assets to the Index Allocated Portion, approximately 50% of net assets among the Active Allocated Portions, and approximately 20% of net assets to the ETF Allocated Portion. These percentages are targets established by the Manager; actual allocations to the Index Allocated and Active Allocated Portions may deviate from these targets by up to 20% of the Portfolio’s net assets and by up to 25% of the Portfolio’s net assets with respect to the ETF Allocated Portion, but any allocation to the ETF Allocated Portion generally shall not exceed 20% of the Portfolio’s net assets.

Same.

21

Acquiring Portfolio	Acquired Portfolio
New Multimanager Technology Portfolio	Multimanager Technology Portfolio
The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the S&P North American Technology Sector Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in ETFs that seek to track the S&P North American Technology Sector Index to obtain comparable exposure as the index without buying the underlying securities comprising the index.	Same.
The Active Allocated Portions may engage in active and frequent trading to achieve the investment objective. The Active Allocated Portions’ Advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. An Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Adviser to offer superior investment opportunities.	Same.
The ETF Allocated Portion invests in ETFs that meet the investment criteria of the Portfolio as a whole. The ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval. An investor in the Portfolio will bear the expenses of the Portfolio as well as the indirect expenses associated with the ETFs held by the ETF Allocated Portion.	Same.

22

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Description of Risk Factors” below.

Risks	New Multimanager Technology Portfolio	Multimanager Technology Portfolio
Equity Risk	X	X
ETFs Risk	X	X
Foreign Securities Risk	X	X
Index Strategy Risk	X	X
Large-Cap Company Risk	X	X
Mid-Cap and Small-Cap Company Risk	X	X
Portfolio Turnover Risk	X	X
Risks of Investing in Other Investment Companies	X	X
Sector Concentration Risk	X	X
Technology Sector Risk	X	X

Comparative Performance Information

The Acquiring Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to shareholder approval, the Acquiring Portfolio, as the successor to the Acquired Portfolio, will assume and publish the operating history and performance record of the Class A, Class B, and Class K shares of the Acquired Portfolio.

The bar charts and tables below provide some indication of the risks of investing in the Multimanager Technology Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2013 compared to the returns of a broad-based market index. The performance of the S&P North American Technology Sector Index also is included because it more closely reflects the securities in which the Multimanager Technology Portfolio invests. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

23

Multimanager Technology Portfolio - Calendar Year Total Returns (Class B)

Best Quarter (% and time period) 20.57 (2009 2nd Quarter)	Worst Quarter (% and time period) -27.02% (2008 4th Quarter)

Multimanager Technology Portfolio

Average Annual Total Returns (For the periods ended December 31, 2013)	One Year	Five Years	Ten Years/ Since Inception
Multimanager Technology Portfolio — Class A	35.61%	22.43%	8.12%
Multimanager Technology Portfolio — Class B	35.57%	22.27%	7.91%
Multimanager Technology Portfolio — Class K (Inception Date: August 29, 2012)	36.41%	N/A	24.20%
Russell 1000® Index†	33.11%	18.59%	7.78%
S&P North American Technology Sector Index*	34.57%	23.09%	7.92%

†

The Russell 1000® Index measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

*	The S&P North American Technology Sector Index is a modified capitalization-weighted index composed of companies involved in the technology industry

24

Capitalization

The following table shows the capitalization of the Multimanager Technology Portfolio as of December 31, 2013, and the Acquiring Portfolio on a pro forma combined basis as of December 31, 2013 after giving effect to the proposed Reorganization. The Acquiring Portfolio is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Multimanager Technology Portfolio — Class A	$15.2	$19.23	788,928
Adjustments	$—	$—
Pro forma Multimanager Technology Portfolio — Class IA (assuming the Reorganization is approved)	$15.2	$19.23	788,928
Multimanager Technology Portfolio — Class B	$727.7	$18.75	38,807,623
Adjustments	$—	$—
Pro forma New Multimanager Technology Portfolio — Class IB (assuming the Reorganization is approved)	$727.7	$18.75	38,807,623
Multimanager Technology Portfolio — Class K	$1.4	$19.37	72,480
Adjustments	$—	$—
Pro Forma Multimanager Technology Portfolio — Class K (assuming the Reorganization is approved)	$1.4	$19.37	72,480

After careful consideration, the VIP Board unanimously approved the Shell Reorganization Plan with respect to the Multimanager Technology Portfolio. Accordingly, the Board has submitted the Shell Reorganization Plan for approval by this Portfolio’s shareholders. The Board recommends that you vote “FOR” Proposal 2.

Proposal 3: Approval of the Shell Reorganization Plan with respect to the Reorganization of the Multimanager Core Bond Portfolio into the New Multimanager Core Bond Portfolio, a newly created series of EQ Trust.

This Proposal 3 requests your approval of the Shell Reorganization Plan, pursuant to which the Multimanager Core Bond Portfolio will be reorganized into the New Multimanager Core Bond Portfolio.

In considering whether you should approve this Proposal, you should note that:

•

The New Multimanager Core Bond Portfolio is newly organized and has no assets, operating history, or performance information of its own as of the date of this Proxy Statement/Prospectus. The New Multimanager Core Bond Portfolio has been created as a shell series of EQ Trust solely for the purposes of acquiring the Multimanager Core Bond Portfolio’s assets and continuing its business investment operations, and will not conduct any investment

25

operations until after the closing of the Reorganization. If shareholders of the Multimanager Core Bond Portfolio approve its Reorganization, the New Multimanager Core Bond Portfolio will assume and publish the operating history and performance record of the Multimanager Core Bond Portfolio.

•

The New Multimanager Core Bond Portfolio and the Multimanager Core Bond Portfolio have identical investment objectives, policies, and strategies. Each Portfolio seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk. Under normal circumstances, each Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. Each Portfolio also may invest up to 50% of its assets in derivatives, including forward contracts, exchange-traded futures and options contracts on individual securities or securities indices. In addition, each Portfolio’s assets are allocated among three or more investment sub-advisers (each, an “Adviser”), each of which manages its portion of the Portfolio using a different but complementary investment strategy. A portion or portions of each Portfolio are actively managed by an Adviser (the “Active Allocated Portion” or the “Active Allocated Portions”) and a portion of each Portfolio seeks to track the performance of the Barclays Intermediate U.S. Government/Credit Index. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, and Strategies” below.

•

The Portfolios have identical risk profiles. Each Portfolio’s principal risks include cash management risk, credit risk, derivatives risk, foreign securities risk, futures risk, interest rate risk, investment grade securities risk, and mortgage-backed and asset-backed securities risk. For a detailed comparison of each Portfolio’s risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC (the “Manager”) serves as the investment manager and administrator for the Multimanager Core Bond Portfolio and will serve as the investment manager and administrator for the New Multimanager Core Bond Portfolio after the Reorganization. FMG LLC has received an exemptive order from the SEC that generally permits FMG LLC and each Trust’s Board of Trustees to appoint, dismiss and replace each Portfolio’s Adviser(s) and to amend the advisory agreements between FMG LLC and the Advisers without obtaining shareholder approval (except with respect to Affiliated Advisers (as defined herein)). However, an amendment to an investment management agreement between FMG LLC and each of VIP Trust and EQ Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for approval. FMG LLC has appointed three Advisers to manage distinct portions of the Multimanager Core Bond Portfolio. In particular, BlackRock Financial Management, Inc. and Pacific Investment Management Company LLC, which are responsible for the management of portions of the Active Allocated Portion of the Multimanager Core Bond

26

Portfolio, and SSgA Funds Management, Inc., which is responsible for the management of the Index Allocated Portion of the Multimanager Core Bond Portfolio, currently serve as Advisers to the Multimanager Core Bond Portfolio and it is anticipated that they will also serve as Advisers for the New Multimanager Core Bond Portfolio after the Reorganization. For a detailed description of the Manager and the Advisers, please see “Additional Information about the Acquiring Portfolios — The Manager” and “ — The Advisers” below.

•

Class A shareholders of the Multimanager Core Bond Portfolio will receive Class IA shares of the New Multimanager Core Bond Portfolio, Class B shareholders of the Multimanager Core Bond Portfolio will receive Class IB shares of the New Multimanager Core Bond Portfolio, and Class K shareholders of the Multimanager Core Bond Portfolio will receive Class K Shares of the New Multimanager Core Bond Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Portfolios” below for more information.

•

It is estimated that the annual operating expense ratios for the New Multimanager Core Bond Portfolio’s Class IA, Class IB, and Class K shares, for the fiscal year following the Reorganization, will be lower than those of the Multimanager Core Bond Portfolio’s Class A, Class B, and Class K shares, respectively, for the fiscal year ended December 31, 2013. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•	The maximum management fee for each Portfolio is equal to an annual rate of 0.550% of its average daily net assets. The management fee schedule for the Multimanager Core Bond Portfolio is as follows:

Multimanager Core Bond Portfolio

Average Daily Net Assets	Annual Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $1.25 billion	0.550%
In excess of $1.25 billion up to and including $2.25 billion	0.525%
In excess of $2.25 billion up to and including $3.25 billion	0.500%
In excess of $3.25 billion up to and including $5.75 billion	0.475%
In excess of $5.75 billion	0.450%

27

The management fee schedule for the New Multimanager Core Bond Portfolio is as follows:

New Multimanager Core Bond Portfolio

Average Daily Net Assets	Annual Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $4 billion	0.550%
In excess of $4 billion up to and including $8 billion	0.530%
In excess of $8 billion	0.510%

•

The administration fee for the Multimanager Core Bond Portfolio is equal to its proportionate share of an asset-based administration fee for that Portfolio and certain other of VIP Trust’s multi-adviser portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

Multimanager Core Bond Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $15 billion	0.150%
In excess of $15 billion up to and including $30 billion	0.125%
In excess of $30 billion	0.100%

, plus an annual flat fee of $32,500 if the Multimanager Core Bond Portfolio’s total average net assets are less than $5 billion. The administration fee for the New Multimanager Core Bond Portfolio is equal to its proportionate share of an asset-based administration fee for that Portfolio and certain other of EQ Trust’s portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

New Multimanager Core Bond Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $20 billion	0.150%
In excess of $20 billion up to and including $25 billion	0.110%
In excess of $25 billion	0.100%

28

, plus an annual flat fee of $32,500 if the New Multimanager Core Bond Portfolio’s total average net assets are less than $5 billion. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies, and strategies of the New Multimanager Core Bond Portfolio. It is not expected that the New Multimanager Core Bond Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Multimanager Core Bond Portfolio. FMG LLC has reviewed the Multimanager Core Bond Portfolio’s investment objective, policies, and strategies and determined that they are substantially similar to the New Multimanager Core Bond Portfolio’s investment objective, policies, and strategies. Thus, FMG LLC believes that, if the Reorganization is approved, a substantial portion of the Multimanager Core Bond Portfolio’s holdings could be transferred to and held by the New Multimanager Core Bond Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover or certain transfer restrictions. Any sale of portfolio investments in connection with the Reorganization would be conducted in an orderly manner, but may result in selling securities at a disadvantageous time and price and could result in the Portfolio’s realizing gains or losses that otherwise would not have been realized and incurring transaction costs that otherwise would not have been incurred.

•

The New Multimanager Core Bond Portfolio will bear its proportionate share (based on the fraction that the shareholder accounts of the Multimanager Core Bond Portfolio bears to the aggregate shareholder accounts of all Acquired Portfolios covered by the Shell Reorganization Plan, i.e., those mentioned below, at the Valuation Time) of 50% of the first $300,000 of the expenses of the Reorganizations of the Multimanager Aggressive Equity, Multimanager Technology, Multimanager Core Bond, Multimanager Mid Cap Growth, and Multimanager Mid Cap Value Portfolios, subject to an aggregate maximum of $150,000 for these Portfolios. FMG LLC generally will bear the expenses of the Reorganizations of these Portfolios in excess of this amount, subject to certain limitations. The expenses of these Reorganizations attributable to the New Multimanager Core Bond Portfolio are approximated to be $83,000. The New Multimanager Core Bond Portfolio will incur expenses of approximately $18,000. For additional information, please refer to “Additional Information About the Reorganizations — Terms of the Reorganization Plans” below.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of the Multimanager Core Bond Portfolio and the estimated pro forma fees and expenses of

29

each class of shares of the Acquiring Portfolio after giving effect to the proposed Reorganization. Fees and expenses for the Multimanager Core Bond Portfolio are based on those incurred by each class of its shares for the fiscal year ended December 31, 2013. The Acquiring Portfolio is newly organized and has not had any operations of its own to date. The pro forma fees and expenses of the Acquiring Portfolio Shares assume that the Reorganization has been in effect for the year ended December 31, 2013. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Multimanager Core Bond Portfolio	Pro Forma New Multimanager Core Bond Portfolio (assuming the Reorganization is approved)
Not applicable.	Not applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Multimanager Core Bond Portfolio			New Multimanager Core Bond Portfolio			Pro Forma New Multimanager Core Bond Portfolio (assuming the Reorganization is approved)
	Class A	Class B	Class K	Class IA	Class IB	Class K	Class IA	Class IB	Class K
Management Fee	0.54%	0.54%	0.54%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	None	0.25%	0.25%	None	0.25%	0.25%	None
Other Expenses	0.21%	0.21%	0.21%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%
Total Annual Portfolio Operating Expenses	1.00%	1.00%	0.75%	0.99%	0.99%	0.74%	0.99%	0.99%	0.74%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year; and

•	The Portfolio’s operating expenses remain the same.

30

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multimanager Core Bond Portfolio
Class A	$102	$318	$552	$1,225
Class B	$102	$318	$552	$1,225
Class K	$77	$240	$417	$930
New Multimanager Core Bond Portfolio
Class IA	$101	$315	$547	$1,213
Class IB	$101	$315	$547	$1,213
Class K	$76	$237	$411	$918
Pro Forma New Multimanager Core Bond Portfolio (assuming the Reorganization is approved)
Class IA	$101	$315	$547	$1,213
Class IB	$101	$315	$547	$1,213
Class K	$76	$237	$411	$918

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the fiscal year ended December 31, 2013, the portfolio turnover rate for the Multimanager Core Bond Portfolio was 410% of the average value of the Portfolio. The New Multimanager Core Bond Portfolio has not yet commenced operations and therefore, the New Multimanager Core Bond Portfolio does not have a portfolio turnover rate to report.

Comparison of Investment Objectives, Policies, and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Multimanager Core Bond Portfolio with those of the New Multimanager Core Bond Portfolio. Each Trust’s Board may change the investment objective of a Portfolio without a vote of the Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix C.

	Acquiring Portfolio	Acquired Portfolio
	New Multimanager Core Bond Portfolio	Multimanager Core Bond Portfolio
Investment Objective	Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.	Same.

31

	Acquiring Portfolio	Acquired Portfolio
	New Multimanager Core Bond Portfolio	Multimanager Core Bond Portfolio
Principal Investment Strategies	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The Portfolio invests primarily in U.S. government and corporate debt securities.	Same.

The Manager will generally allocate the Portfolio’s assets among three or more Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will be an Index Allocated Portion and the other portions of the Portfolio will be Active Allocated Portions.

Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

Same.

32

Acquiring Portfolio	Acquired Portfolio
New Multimanager Core Bond Portfolio	Multimanager Core Bond Portfolio
The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses and including reinvestment of coupon payments) of the Barclays Intermediate U.S. Government/ Credit Index (“Government/Credit Index”) with minimal tracking error. This strategy is commonly referred to as an indexing strategy. The Government/Credit Index covers U.S. dollar denominated, investment grade, fixed-rate securities, which include U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities. Generally, the Index Allocated Portion uses a sampling technique.	Same.
The Active Allocated Portions may invest in debt securities of U.S. and foreign issuers, including issuers located in emerging markets. The Active Allocated Portions’ investments may include government securities, corporate bonds, bonds of foreign issuers (including those denominated in foreign currencies or U.S. dollars), commercial and residential mortgage-backed securities, and asset-backed securities. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 10% of the Portfolio’s total assets. The Active Allocated Portions may engage in active and frequent trading to achieve the Portfolio’s investment objective. Securities are purchased for the Active Allocated Portions when an Adviser determines that they have the potential for above-average total return. An Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Adviser to offer superior investment opportunities.	Same.

33

Acquiring Portfolio	Acquired Portfolio
New Multimanager Core Bond Portfolio	Multimanager Core Bond Portfolio
The Portfolio may purchase bonds of any maturity, but generally the Portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of three- to seven-year U.S. Treasury notes) and will generally have a comparable duration in the range of the Government/ Credit Index (approximately 3.84 years as of December 31, 2013) and the Barclays U.S. Aggregate Bond Index (approximately 5.55 years as of December 31, 2013) as calculated by the Advisers. The Portfolio also may use financial instruments such as futures and options to manage duration. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. The Portfolio may invest up to 50% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of forward contracts, exchange-traded futures and options contracts on individual securities or securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss.	Same.

34

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Description of Risk Factors” below.

Risks	New Multimanager Core Bond Portfolio	Multimanager Core Bond Portfolio
Credit Risk	X	X
Derivatives Risk	X	X
Foreign Securities Risk	X	X
Cash Management Risk	X	X
Currency Risk	X	X
Emerging Markets Risk	X	X
Futures Contract Risk	X	X
Index Strategy Risk	X	X
Interest Rate Risk	X	X
Investment Grade Securities Risk	X	X
Leverage Risk	X	X
Mortgage-Backed and Asset-Backed Securities Risk	X	X
Portfolio Turnover Risk	X	X

Comparative Performance Information

The Acquiring Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to shareholder approval, the Acquiring Portfolio, as the successor to the Acquired Portfolio, will assume and publish the operating history and performance record of the Class A, Class B, and Class K shares of the Acquired Portfolio.

The bar charts and tables below provide some indication of the risks of investing in the Multimanager Core Bond Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolios’ average annual total returns for the past one, five and ten years (or since inception) through December 31, 2013 compared to the returns of a broad-based market index. The return of the broad-based market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

35

Multimanager Core Bond Portfolio - Calendar Year Total Returns (Class B)

Best Quarter (% and time period) 4.34% (2009 3rd Quarter)	Worst Quarter (% and time period) -2.52% (2013 2nd Quarter)

Multimanager Core Bond Portfolio

Average Annual Total Returns (For the periods ended December 31, 2013)	One Year	Five Years	Ten Years/ Since Inception
Multimanager Core Bond Portfolio — Class A	-2.33%	4.79%	4.33%
Multimanager Core Bond Portfolio — Class B	-2.31%	4.63%	4.12%
Multimanager Core Bond Portfolio — Class K (Inception Date: August 26, 2011)	-2.08%	N/A	2.00%
Barclays Intermediate U.S. Government/Credit Index*	-0.86%	3.96%	4.09%

*	The Barclays Intermediate U.S. Government/Credit Index is an unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates with maturities of one to 10 years.

Capitalization

The following table shows the capitalization of the Multimanager Core Bond Portfolio as of December 31, 2013, and the Acquiring Portfolio on a pro forma combined basis as of December 31, 2013 after giving effect to the proposed Reorganization. The Acquiring Portfolio is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Multimanager Core Bond Portfolio — Class A	$37.6	$9.87	3,805,313
Adjustments	$—	$—
Pro forma New Multimanager Core Bond Portfolio — Class IA (assuming the Reorganization is approved)	$37.6	$9.87	3,805,313
Multimanager Core Bond Portfolio — Class B	$291.7	$9.89	29,482,122
Adjustments	$—	$—
Pro forma New Multimanager Core Bond Portfolio — Class IB (assuming the Reorganization is approved)	$291.7	$9.89	29,482,122
Multimanager Core Bond Portfolio — Class K	$373.0	$9.87	37,775,661
Adjustments	$—	$—
Pro Forma New Multimanager Core Bond Portfolio — Class K (assuming the Reorganization is approved)	$373.0	$9.87	37,775,661

36

After careful consideration, the VIP Board unanimously approved the Shell Reorganization Plan with respect to the Multimanager Core Bond Portfolio. Accordingly, the Board has submitted the Shell Reorganization Plan for approval by this Portfolio’s shareholders. The Board recommends that you vote “FOR” Proposal 3.

Proposal 4: Approval of the Shell Reorganization Plan with respect to the Reorganization of the Multimanager Mid Cap Growth Portfolio into the New Multimanager Mid Cap Growth Portfolio, a newly created series of EQ Trust.

This Proposal 4 requests your approval of the Shell Reorganization Plan, pursuant to which the Multimanager Mid Cap Growth Portfolio will be reorganized into the New Multimanager Mid Cap Growth Portfolio.

In considering whether you should approve this Proposal, you should note that:

•

The New Multimanager Mid Cap Growth Portfolio is newly organized and has no assets, operating history, or performance information of its own as of the date of this Proxy Statement/Prospectus. The New Multimanager Mid Cap Growth Portfolio has been created as a shell series of EQ Trust solely for the purposes of acquiring the Multimanager Mid Cap Growth Portfolio’s assets and continuing its business investment operations, and will not conduct any investment operations until after the closing of the Reorganization. If shareholders of the Multimanager Mid Cap Growth Portfolio approve its Reorganization, the New Multimanager Mid Cap Growth Portfolio will assume and publish the operating history and performance record of the Multimanager Mid Cap Growth Portfolio.

•

The New Multimanager Mid Cap Growth Portfolio and the Multimanager Mid Cap Growth Portfolio have substantially identical investment objectives, policies, and strategies. Each Portfolio seeks to achieve long-term growth of capital by investing primarily in the securities of mid-capitalization growth companies. In addition, each Portfolio’s assets are allocated among three or more investment sub-advisers (each, an “Adviser”), each of which manages its portion of the Portfolio using a different but complementary investment strategy. A portion or portions of each Portfolio are actively managed by an Adviser (the “Active Allocated Portion” or the “Active Allocated Portions”) and a portion of each Portfolio seeks to track the performance of the Russell 2500™ Growth Index (the “Index Allocated Portion”). There are, however, differences in the Portfolios’ primary investment policies and strategies of which you should be aware.

The primary difference between the two Portfolios is that FMG LLC currently may limit the equity exposure of the Multimanager Mid Cap Growth Portfolio at times when market volatility is increasing above specific thresholds by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting and

37

index. FMG LLC will not employ this volatility management strategy in managing the New Multimanager Mid Cap Growth Portfolio. However, because it currently employs the volatility management strategy described above, it is anticipated that the Multimanager Mid Cap Growth Portfolio will discontinue using this strategy effective on or before April 30, 2014, and therefore at the time of the Reorganization it is expected that the investment objectives, policies, and strategies of each Portfolio will be identical. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, and Strategies” below.

•

The Portfolios have substantially similar risk profiles, although there are differences of which you should be aware. Each Portfolio’s principal risks include equity risk, foreign securities risk, and mid-cap company risk. However, the Multimanager Mid Cap Growth Portfolio also is subject to cash management risk, custom benchmark risk, derivatives risk, futures contract risk, leverage risk, short position risk, and volatility management risk as principal risks, which are not principal risks of the New Multimanager Mid Cap Growth Portfolio. For a detailed comparison of each Portfolio’s risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC (the “Manager”) serves as the investment manager and administrator for the Multimanager Mid Cap Growth Portfolio and will serve as the investment manager and administrator for the New Multimanager Mid Cap Growth Portfolio after the Reorganization. FMG LLC has received an exemptive order from the SEC that generally permits FMG LLC and each Trust’s Board of Trustees to appoint, dismiss and replace each Portfolio’s Adviser(s) and to amend the advisory agreements between FMG LLC and the Advisers without obtaining shareholder approval (except with respect to Affiliated Advisers (as defined herein)). However, an amendment to an investment management agreement between FMG LLC and each of VIP Trust and EQ Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for approval. FMG LLC has appointed four Advisers to manage distinct portions of the assets of the Multimanager Mid Cap Growth Portfolio. In particular, BlackRock Investment Management, LLC, which is responsible for the management of the Index Allocated Portion of the Multimanager Mid Cap Growth Portfolio, and AllianceBernstein L.P., Franklin Advisers, Inc., and Wellington Management Company, LLP, which are responsible for the management of Active Allocated Portions of the Multimanager Mid Cap Growth Portfolio, currently serve as Advisers to the Multimanager Mid Cap Growth Portfolio and it is anticipated that they will also serve as Advisers to the New Multimanager Mid Cap Growth Portfolio after the Reorganization. For a detailed description of the Manager and the Advisers, please see “Additional Information about the Acquiring Portfolios — The Manager” and “ — The Advisers” below.

38

•

Class A shareholders of the Multimanager Mid Cap Growth Portfolio will receive Class IA shares of the New Multimanager Mid Cap Growth Portfolio, Class B shareholders of the Multimanager Mid Cap Growth Portfolio will receive Class IB shares of the New Multimanager Mid Cap Growth Portfolio, and Class K shareholders of the Multimanager Mid Cap Growth Portfolio will receive Class K shares of the New Multimanager Mid Cap Growth Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Portfolios” below for more information.

•

It is estimated that the annual operating expense ratios for the New Multimanager Mid Cap Growth Portfolio’s Class IA, Class IB, and Class K shares, for the fiscal year following the Reorganization, will be the same as those of the Multimanager Mid Cap Growth Portfolio’s Class A, Class B, and Class K shares, respectively, for the fiscal year ended December 31, 2013, assuming that the expense limitation arrangement in place for the New Multimanager Mid Cap Growth Portfolio remains in effect. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

The maximum management fee for each Portfolio is equal to an annual rate of 0.800% of its average daily net assets. The management fee schedule for the Multimanager Mid Cap Growth Portfolio is as follows:

Multimanager Mid Cap Growth Portfolio

Average Daily Net Assets	Annual Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $750 million	0.800%
In excess of $750 million up to and including $1.75 billion	0.750%
In excess of $1.75 billion up to and including $4.75 billion	0.725%
In excess of $4.75 billion up to and including $9.75 billion	0.700%
In excess of $9.75 billion	0.675%

The management fee schedule for the New Multimanager Mid Cap Growth Portfolio is as follows:

New Multimanager Mid Cap Growth Portfolio

Average Daily Net Assets	Annual Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $2 billion	0.800%
In excess of $2 billion up to and including $3 billion	0.750%
In excess of $3 billion up to and including $6 billion	0.725%
In excess of $6 billion up to and including $11 billion	0.700%
In excess of $11 billion	0.675%

39

•

The administration fee for the Multimanager Mid Cap Growth Portfolio is equal to its proportionate share of an asset-based administration fee for that Portfolio and certain other of VIP Trust’s multi-adviser portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

Multimanager Mid Cap Growth Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $15 billion	0.150%
In excess of $15 billion up to and including $30 billion	0.125%
In excess of $30 billion	0.100%

, plus an annual flat fee of $32,500 if the Multimanager Mid Cap Growth Portfolio’s total average net assets are less than $5 billion. The administration fee for the New Multimanager Mid Cap Growth Portfolio is equal to its proportionate share of an asset-based administration fee for that Portfolio and certain other of EQ Trust’s portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

New Multimanager Mid Cap Growth Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $20 billion	0.150%
In excess of $20 billion up to and including $25 billion	0.110%
In excess of $25 billion	0.100%

, plus an annual flat fee of $32,500 if the New Multimanager Mid Cap Growth Portfolio’s total average net assets are less than $5 billion. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies, and strategies of the New Multimanager Mid Cap Growth Portfolio. It is not expected that the New Multimanager Mid Cap Growth Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Multimanager Mid Cap Growth Portfolio. FMG LLC has reviewed the Multimanager Mid Cap Growth Portfolio’s investment objective, policies, and strategies and determined that they are substantially similar to the New Multimanager Mid Cap Growth Portfolio’s investment objective, policies, and strategies. Thus,

40

FMG LLC believes that, if the Reorganization is approved, a substantial portion of the Multimanager Mid Cap Growth Portfolio’s holdings could be transferred to and held by the New Multimanager Mid Cap Growth Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover or certain transfer restrictions. Any sale of portfolio investments in connection with the Reorganization would be conducted in an orderly manner, but may result in selling securities at a disadvantageous time and price and could result in the Portfolio’s realizing gains or losses that otherwise would not have been realized and incurring transaction costs that otherwise would not have been incurred.

•

The New Multimanager Mid Cap Growth Portfolio will bear its proportionate share (based on the fraction that the shareholder accounts of the Multimanager Mid Cap Growth Portfolio bears to the aggregate shareholder accounts of all Acquired Portfolios covered by the Shell Reorganization Plan, i.e., those mentioned below, at the Valuation Time) of 50% of the first $300,000 of the expenses of the Reorganizations of the Multimanager Aggressive Equity, Multimanager Technology, Multimanager Core Bond, Multimanager Mid Cap Growth, and Multimanager Mid Cap Value Portfolios, subject to an aggregate maximum of $150,000 for these Portfolios. FMG LLC generally will bear the expenses of the Reorganizations of these Portfolios in excess of this amount, subject to certain limitations. The expenses of these Reorganizations attributable to the New Multimanager Mid Cap Growth Portfolio are approximated to be $57,000. The New Multimanager Mid Cap Growth Portfolio will incur expenses of approximately $12,000. For additional information, please refer to “Additional Information About the Reorganizations — Terms of the Reorganization Plans” below.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of the Multimanager Mid Cap Growth Portfolio and the estimated pro forma fees and expenses of each class of shares of the Acquiring Portfolio after giving effect to the proposed Reorganization. The Acquiring Portfolio is newly organized and has not had any operations of its own to date. Fees and expenses for the Multimanager Mid Cap Growth Portfolio are based on those incurred by each class of its shares for the fiscal year ended December 31, 2013. The pro forma fees and expenses of the Acquiring Portfolio Shares assume that the Reorganization has been in effect for the year ended December 31, 2013. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

41

Shareholder Fees

(fees paid directly from your investment)

Multimanager Mid Cap Growth Portfolio	Pro Forma New Multimanager Mid Cap Growth Portfolio (assuming the Reorganization is approved)
Not applicable.	Not applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Multimanager Mid Cap Growth Portfolio			New Multimanager Mid Cap Growth Portfolio			Pro Forma New Multimanager Mid Cap Growth Portfolio (assuming the Reorganization is approved)
	Class A	Class B	Class K	Class IA	Class IB	Class K	Class IA	Class IB	Class K
Management Fee	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service Fee (12b-1 fees)	0.25%	0.25%	None	0.25%	0.25%	None	0.25%	0.25%	None
Other Expenses	0.27%	0.23%	0.27%	0.26%	0.26%	0.26%	0.26%	0.26%	0.26%
Total Annual Portfolio Operating Expenses	1.32%	1.28%	1.07%	1.31%	1.31%	1.06%	1.31%	1.31%	1.06%
Fee Waiver and/or Expense Reimbursement†	-0.07%	-0.03%	-0.07%	-0.06%	-0.06%	-0.06%	-0.06%	-0.06%	-0.06%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	1.25%	1.25%	1.00%	1.25%	1.25%	1.00%	1.25%	1.25%	1.00%

†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of each Portfolio through April 30, 2015 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the annual operating expenses of each Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class A, Class IA, and Class B, and Class IB shares and 1.00% for Class K shares of the Portfolios. The Expense Limitation Agreement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2015.

42

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Arrangement is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multimanager Mid Cap Growth Portfolio
Class A	$127	$411	$717	$1,584
Class B	$127	$403	$699	$1,543
Class K	$102	$333	$583	$1,299
New Multimanager Mid Cap Growth Portfolio
Class IA	$127	$409	$712	$1,574
Class IB	$127	$409	$712	$1,574
Class K	$102	$331	$579	$1,289
Pro Forma New Multimanager Mid Cap Growth Portfolio (assuming the Reorganization is approved)
Class IA	$127	$409	$712	$1,574
Class IB	$127	$409	$712	$1,574
Class K	$102	$331	$579	$1,289

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2013, the portfolio turnover rate for the Multimanager Mid Cap Growth Portfolio was 66% of the average value of the Portfolio. The New Multimanager Mid Cap Growth Portfolio has not yet commenced operations and therefore, the New Multimanager Mid Cap Growth Portfolio does not have a portfolio turnover rate to report.

43

Comparison of Investment Objectives, Policies, and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Multimanager Mid Cap Growth Portfolio with those of the New Multimanager Mid Cap Growth Portfolio. Each Trust’s Board may change the investment objective of a Portfolio without a vote of the Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix C.

	Acquiring Portfolio	Acquired Portfolio
	New Multimanager Mid Cap Growth Portfolio	Multimanager Mid Cap Growth Portfolio
Investment Objective	Seeks to achieve long-term growth of capital.	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. However, effective on or before April 30, 2014, the investment objective of this Portfolio will be changed so that it is identical to the investment objective of the Acquiring Portfolio.
Principal Investment Strategies	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For purposes of this Portfolio, mid-capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500™ Index or the Russell Midcap® Index at the time of investment (as of December 31, 2013, the market capitalization of the companies in the Russell 2500™ Index was between $36.8 million and $10.8 billion and the market capitalization of the companies in the Russell Midcap® Index was between $1.1 billion and $29.2 billion). In addition, securities of mid-capitalization companies may include financial instruments that derive their value from the securities of such companies. The sizes of the companies in these indexes change with market conditions, which can result in changes to the market capitalization ranges of companies in the indexes. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that an Adviser believes provide opportunities for capital growth.	Same.

44

Acquiring Portfolio	Acquired Portfolio
New Multimanager Mid Cap Growth Portfolio	Multimanager Mid Cap Growth Portfolio

The Manager will generally allocate the Portfolio’s assets among three or more Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will be an Index Allocated Portion and the other portions of the Portfolio will be Active Allocated Portions.

Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

Same.
The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2500™ Growth Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion utilizes a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion.	Same.
No corresponding strategy.	The Manager also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. However, effective on or before April 30, 2014, the Portfolio will no longer utilize this strategy.

45

Acquiring Portfolio	Acquired Portfolio
New Multimanager Mid Cap Growth Portfolio	Multimanager Mid Cap Growth Portfolio
No corresponding strategy.

The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions. However, effective on or before April 30 , 2014, the Portfolio will no longer utilize this strategy.

Each Active Allocated Portion utilizes an aggressive, growth-oriented investment style and invests primarily in equity securities of companies that, in the view of the Adviser, are either in or entering into the growth phase of their business cycle. An Adviser may sell a security for a variety of reasons, such as to make other investments believed by the Adviser to offer superior investment opportunities.	Same.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Description of Risk Factors” below.

Risks	New Multimanager Mid Cap Growth Portfolio	Multimanager Mid Cap Growth Portfolio
Cash Management Risk		X
Custom Benchmark Risk		X
Derivatives Risk		X
Equity Risk	X	X
Futures Contract Risk		X
Index Strategy Risk	X	X
Investment Style Risk	X	X
Leverage Risk		X
Mid-Cap and Small-Cap Company Risk	X	X
Short Position Risk		X
Volatility Management Risk		X

46

Comparative Performance Information

The Acquiring Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to shareholder approval, the Acquiring Portfolio, as the successor to the Acquired Portfolio, will assume and publish the operating history and performance record of the Class A, Class B, and Class K shares of the Acquired Portfolio.

The bar charts and tables below provide some indication of the risks of investing in the Multimanager Mid Cap Growth Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2013 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Multimanager Mid Cap Growth Portfolio’s performance compared with the returns of a volatility managed index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Multimanager Mid Cap Growth Portfolio - Calendar Year Total Returns (Class B)

Best Quarter (% and time period) 20.34% (2009 2nd Quarter)	Worst Quarter (% and time period) -27.15% (2008 4th Quarter)

Multimanager Mid Cap Growth Portfolio

Average Annual Total Returns (For the periods ended December 31, 2013)	One Year	Five Years	Ten Years/ Since Inception
Multimanager Mid Cap Growth Portfolio — Class A	40.15%	21.99%	8.65%
Multimanager Mid Cap Growth Portfolio — Class B	40.14%	21.84%	8.44%
Multimanager Mid Cap Growth Portfolio — Class K (Inception Date: August 26, 2011)	40.57%	N/A	24.99%
Russell 2500™ Growth Index*	40.65%	24.03%	10.11%
Volatility Managed Index — Mid Cap Growth 2500**	36.69%	19.42%	11.69%

*	Russell 2500™ Growth Index measures the performance of those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values.
**

The Volatility Managed Index — Mid Cap Growth 2500 is an index that applies a formula to a blend of the S&P 400 Index and the Russell 2500™ Growth Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

47

Capitalization

The following table shows the capitalization of the Multimanager Mid Cap Growth Portfolio as of December 31, 2013, and the Acquiring Portfolio on a pro forma combined basis as of December 31, 2013, after giving effect to the proposed Reorganization. The Acquiring Portfolio is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Multimanager Mid Cap Growth Portfolio — Class A	$15.7	$10.08	1,554,788
Adjustments	$—	$—
Pro forma New Multimanager Mid Cap Growth Portfolio — Class IA (assuming the Reorganization is approved)	$15.7	$10.08	1,554,788
Multimanager Mid Cap Growth Portfolio — Class B	$122.0	$9.67	12,618,787
Adjustments	$—	$—
Pro forma New Multimanager Mid Cap Growth Portfolio — Class IB (assuming the Reorganization is approved)	$122.0	$9.67	12,618,787
Multimanager Mid Cap Growth Portfolio — Class K	$47.1	$10.16	4,638,912
Adjustments	$—	$—
Pro Forma New Multimanager Mid Cap Growth Portfolio — Class K (assuming the Reorganization is approved)	$47.1	$10.16	4,638,912

After careful consideration, the VIP Board unanimously approved the Shell Reorganization Plan with respect to the Multimanager Mid Cap Growth Portfolio. Accordingly, the Board has submitted the Shell Reorganization Plan for approval by this Portfolio’s shareholders. The Board recommends that you vote “FOR” Proposal 4.

Proposal 5: Approval of the Shell Reorganization Plan with respect to the Reorganization of the Multimanager Mid Cap Value Portfolio into the New Multimanager Mid Cap Value Portfolio, a newly created series of EQ Trust.

This Proposal 5 requests your approval of the Shell Reorganization Plan, pursuant to which the Multimanager Mid Cap Value Portfolio will be reorganized into the New Multimanager Mid Cap Value Portfolio.

In considering whether you should approve this Proposal, you should note that:

•

The New Multimanager Mid Cap Value Portfolio is newly organized and has no assets, operating history, or performance information of its own as of the date of this Proxy Statement/Prospectus. The New Multimanager Mid Cap Value Portfolio has been created as a shell series of EQ Trust solely for the purposes of acquiring the Multimanager Mid Cap Value Portfolio’s assets and

48

continuing its business investment operations, and will not conduct any investment operations until after the closing of the Reorganization. If shareholders of the Multimanager Mid Cap Value Portfolio approve its Reorganization, the New Multimanager Mid Cap Value Portfolio will assume and publish the operating history and performance record of the Multimanager Mid Cap Value Portfolio.

•

The New Multimanager Mid Cap Value Portfolio and the Multimanager Mid Cap Value Portfolio have substantially identical investment objectives, policies, and strategies. Each Portfolio seeks to achieve long-term growth of capital by investing primarily in the securities of mid-capitalization under-valued companies. In addition, each Portfolio’s assets are allocated among three or more investment sub-advisers (each, an “Adviser”), each of which manages its portion of the Portfolio using a different but complementary investment strategy. A portion or portions of each Portfolio are actively managed by an Adviser (the “Active Allocated Portion” or the “Active Allocated Portions”) and a portion of each Portfolio seeks to track the performance of the Russell 2500™ Value Index (the “Index Allocated Portion”). There are, however, differences in the Portfolios’ primary investment policies and strategies of which you should be aware.

The primary difference between the two Portfolios is that FMG LLC currently may limit the equity exposure of the Multimanager Mid Cap Value Portfolio at times when market volatility is increasing above specific thresholds by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting and index. FMG LLC will not employ this volatility management strategy in managing the New Multimanager Mid Cap Value Portfolio. However, it is anticipated that the Multimanager Mid Cap Value Portfolio will discontinue using this strategy effective on or before April 30, 2014, and therefore at the time of the Reorganization it is expected that the investment objectives, policies, and strategies of each Portfolio will be identical. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, and Strategies” below.

•

The Portfolios have substantially similar risk profiles, although there are differences of which you should be aware. Each Portfolio’s principal risks include equity risk, foreign securities risk, and mid-cap company risk. However, because it currently employs the volatility management strategy described above, the Multimanager Mid Cap Value Portfolio also is subject to cash management risk, custom benchmark risk, derivatives risk, futures contract risk, leverage risk, short position risk, and volatility management risk as principal risks, which are not principal risks of the New Multimanager Mid Cap Value Portfolio. For a detailed comparison of each Portfolio’s risks, see “Comparison of Principal Risk Factors” below.

49

•

FMG LLC (the “Manager”) serves as the investment manager and administrator for the Multimanager Mid Cap Value Portfolio and will serve as the investment manager and administrator for the New Multimanager Mid Cap Value Portfolio after the Reorganization. FMG LLC has received an exemptive order from the SEC that generally permits FMG LLC and each Trust’s Board of Trustees to appoint, dismiss and replace each Portfolio’s Adviser(s) and to amend the advisory agreements between FMG LLC and the Advisers without obtaining shareholder approval (except with respect to Affiliated Advisers (as defined herein)). However, an amendment to an investment management agreement between FMG LLC and each of VIP Trust and EQ Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for approval. FMG LLC has appointed four Advisers to manage distinct portions of the assets of the Multimanager Mid Cap Value Portfolio. In particular, BlackRock Investment Management, LLC, which is responsible for the management of the Index Allocated Portion of the Multimanager Mid Cap Value Portfolio, and Diamond Hill Capital Management, Inc., Knightsbridge Asset Management, LLC, and Lord, Abbett & Co., which are responsible for the management of portions of the Active Allocated Portion of the Multimanager Mid Cap Value Portfolio, currently serve as Advisers to the Multimanager Mid Cap Value Portfolio and it is anticipated that they will also serve as Advisers to the New Multimanager Mid Cap Value Portfolio after the Reorganization. For a detailed description of the Manager and the Advisers, please see “Additional Information about the Acquiring Portfolios — The Manager” and “ — The Advisers” below.

•

Class A shareholders of the Multimanager Mid Cap Value Portfolio will receive Class IA shares of the New Multimanager Mid Cap Value Portfolio, Class B shareholders of the Multimanager Mid Cap Value Portfolio will receive Class IB shares of the New Multimanager Mid Cap Value Portfolio, and Class K shareholders of the Multimanager Mid Cap Value Portfolio will receive Class K shares of the New Multimanager Mid Cap Value Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Portfolios” below for more information.

•

It is estimated that the annual operating expense ratios for the New Multimanager Mid Cap Value Portfolio’s Class IA, Class IB, and Class K shares, for the fiscal year following the Reorganization, will be the same as those of the Multimanager Mid Cap Value Portfolio’s Class A, Class B, and Class K shares, respectively, for the fiscal year ended December 31, 2013, assuming that the expense limitation arrangement in place for the New Multimanager Mid Cap Value Portfolio remains in effect. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

50

•

The maximum management fee for each Portfolio is equal to an annual rate of 0.800% of its average daily net assets. The management fee schedule for the Multimanager Mid Cap Value Portfolio is as follows:

Multimanager Mid Cap Value Portfolio

Average Daily Net Assets	Annual Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $750 million	0.800%
In excess of $750 million up to and including $1.75 billion	0.750%
In excess of $1.75 billion up to and including $4.75 billion	0.725%
In excess of $4.75 billion up to and including $9.75 billion	0.700%
In excess of $9.75 billion	0.675%

The management fee schedule for the New Multimanager Mid Cap Value Portfolio is as follows:

New Multimanager Mid Cap Value Portfolio

Average Daily Net Assets	Annual Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $2 billion	0.800%
In excess of $2 billion up to and including $3 billion	0.750%
In excess of $3 billion up to and including $6 billion	0.725%
In excess of $6 billion up to and including $11 billion	0.700%
In excess of $11 billion	0.675%

•

The administration fee for the Multimanager Mid Cap Value Portfolio is equal to its proportionate share of an asset-based administration fee for that Portfolio and certain other of VIP Trust’s multi-adviser portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

Multimanager Mid Cap Value Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $15 billion	0.150%
In excess of $15 billion up to and including $30 billion	0.125%
In excess of $30 billion	0.100%

, plus an annual flat fee of $32,500 if the Multimanager Mid Cap Value Portfolio’s total average net assets are less than $5 billion. The administration fee for the New Multimanager Mid Cap Value Portfolio is equal to its proportionate

51

share of an asset-based administration fee for that Portfolio and certain other of EQ Trust’s portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

New Multimanager Mid Cap Value Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $20 billion	0.150%
In excess of $20 billion up to and including $25 billion	0.110%
In excess of $25 billion	0.100%

, plus an annual flat fee of $32,500 if the New Multimanager Mid Cap Value Portfolio’s total average net assets are less than $5 billion. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies, and strategies of the New Multimanager Mid Cap Value Portfolio. It is not expected that the New Multimanager Mid Cap Value Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Multimanager Mid Cap Value Portfolio. FMG LLC has reviewed the Multimanager Mid Cap Value Portfolio’s investment objective, policies, and strategies and determined that they are substantially similar to the New Multimanager Mid Cap Value Portfolio’s investment objective, policies, and strategies. Thus, FMG LLC believes that, if the Reorganization is approved, a substantial portion of the Multimanager Mid Cap Value Portfolio’s holdings could be transferred to and held by the New Multimanager Mid Cap Value Portfolio. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover or certain transfer restrictions. Any sale of portfolio investments in connection with the Reorganization would be conducted in an orderly manner, but may result in selling securities at a disadvantageous time and price and could result in the Portfolio’s realizing gains or losses that otherwise would not have been realized and incurring transaction costs that otherwise would not have been incurred.

•

The New Multimanager Mid Cap Value Portfolio will bear its proportionate share (based on the fraction that the shareholder accounts of the Multimanager Mid Cap Value Portfolio bears to the aggregate shareholder accounts of all Acquired Portfolios covered by the Shell Reorganization Plan, i.e., those mentioned below, at the Valuation Time) of 50% of the first $300,000 of the expenses of the Re-

52

organizations of the Multimanager Aggressive Equity, Multimanager Technology, Multimanager Core Bond, Multimanager Mid Cap Growth, and Multimanager Mid Cap Value Portfolios, subject to an aggregate maximum of $150,000 for these Portfolios. FMG LLC generally will bear the expenses of the Reorganizations of these Portfolios in excess of this amount, subject to certain limitations. The expenses of these Reorganizations attributable to the New Multimanager Mid Cap Value Portfolio are approximated to be $55,000. The New Multimanager Mid Cap Value Portfolio will incur expenses of approximately $12,000. For additional information, please refer to “Additional Information About the Reorganizations — Terms of the Reorganization Plans” below.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of the Multimanager Mid Cap Value Portfolio and the estimated pro forma fees and expenses of each class of shares of the Acquiring Portfolio after giving effect to the proposed Reorganization. The Acquiring Portfolio is newly organized and has not had any operations of its own to date. Fees and expenses for the Multimanager Mid Cap Value Portfolio are based on those incurred by each class of its shares for the fiscal year ended December 31, 2013. The pro forma fees and expenses of the Acquiring Portfolio Shares assume that the Reorganization has been in effect for the year ended December 31, 2013. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Multimanager Mid Cap Value Portfolio	Pro Forma New Multimanager Mid Cap Value Portfolio (assuming the Reorganization is approved)
Not applicable.	Not applicable.

53

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Multimanager Mid Cap Value Portfolio			New Multimanager Mid Cap Value Portfolio			Pro Forma New Multimanager Mid Cap Value Portfolio (assuming the Reorganization is approved)
	Class A	Class B	Class K	Class IA	Class IB	Class K	Class IA	Class IB	Class K
Management Fee	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service Fee (12b-1 fees)	0.25%	0.25%	None	0.25%	0.25%	None	0.25%	0.25%	None
Other Expenses	0.25%	0.22%	0.25%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	1.35%	1.32%	1.10%	1.33%	1.33%	1.08%	1.33%	1.33%	1.08%
Fee Waiver and/or Expense Reimbursement†	-0.05%	-0.02%	-0.05%	-0.03%	-0.03%	-0.03%	-0.03%	-0.03%	-0.03%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	1.30%	1.30%	1.05%	1.30%	1.30%	1.05%	1.30%	1.30%	1.05%

†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of each Portfolio through April 30, 2015 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the annual operating expenses of each Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.25% for Class A, Class IA, Class B and Class IB shares and 1.00% for Class K shares of the Portfolios. The Expense Limitation Agreement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2015.

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

54

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Arrangement is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multimanager Mid Cap Value Portfolio
Class A	$132	$423	$735	$1,620
Class B	$132	$416	$722	$1,588
Class K	$107	$345	$601	$1,336
New Multimanager Mid Cap Value Portfolio
Class IA	$132	$418	$726	$1,599
Class IB	$132	$418	$726	$1,599
Class K	$107	$340	$593	$1,314
Pro Forma New Multimanager Mid Cap Value Portfolio (assuming the Reorganization is approved)
Class IA	$132	$418	$726	$1,599
Class IB	$132	$418	$726	$1,599
Class K	$107	$340	$593	$1,314

Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2013, the portfolio turnover rate for the Multimanager Mid Cap Value Portfolio was 37% of the average value of the Portfolio. The New Multimanager Mid Cap Value Portfolio has not yet commenced operations and therefore, the New Multimanager Mid Cap Value Portfolio does not have a portfolio turnover rate to report.

55

Comparison of Investment Objectives, Policies, and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Multimanager Mid Cap Value Portfolio with those of the New Multimanager Mid Cap Value Portfolio. Each Trust’s Board may change the investment objective of a Portfolio without a vote of the Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix C.

	Acquiring Portfolio	Acquired Portfolio
	New Multimanager Mid Cap Value Portfolio	Multimanager Mid Cap Value Portfolio
Investment Objective	Seeks to achieve long-term growth of capital.	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. However, effective on or before April 30, 2014, the investment objective of this Portfolio will be changed so that it is identical to the investment objective of the Acquiring Portfolio.
Principal Investment Strategies	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. For purposes of this Portfolio, mid-capitalization companies generally are companies with market capitalization within the range of companies in the Russell 2500™ Index or the Russell Midcap® Index at the time of investment (as of December 31, 2013, the market capitalization of the companies in the Russell 2500™ Index was between $36.8 million and $10.8 billion and the market capitalization of the companies in the Russell Midcap® Index was between $1.1 billion and $29.2 billion). In addition, securities of mid-capitalization companies may include financial instruments that derive their value from the securities of such companies. The sizes of the companies in these indexes change with market conditions, which can result in changes to the market capitalization ranges of companies in the indexes. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that an Adviser believes provide opportunities for capital growth.	Same.

56

Acquiring Portfolio	Acquired Portfolio
New Multimanager Mid Cap Value Portfolio	Multimanager Mid Cap Value Portfolio

The Manager will generally allocate the Portfolio’s assets among three or more Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will be an Index Allocated Portion and the other portions of the Portfolio will be Active Allocated Portions.

Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

Same.
The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 2500™ Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion.	Same.
No corresponding strategy.	The Manager also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. However, effective on or before April 30, 2014, the Portfolio will no longer utilize this strategy.

57

Acquiring Portfolio	Acquired Portfolio
New Multimanager Mid Cap Value Portfolio	Multimanager Mid Cap Value Portfolio
No corresponding strategy.	The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions. However, effective on or before April 30, 2014, the Portfolio will no longer utilize this strategy.
Each Active Allocated Portion utilizes a value-oriented investment style and invests primarily in equity securities of companies that, in the view of the Adviser, are currently undervalued according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. An Adviser may sell a security for a variety of reasons, such as because the Adviser believes that it has become overvalued or shows deteriorating fundamentals.	Same.

58

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations – Description of Risk Factors” below.

Risks	New Multimanager Mid Cap Value Portfolio	Multimanager Mid Cap Value Portfolio
Cash Management Risk		X
Custom Benchmark Risk		X
Derivatives Risk		X
Equity Risk	X	X
Futures Contract Risk		X
Index Strategy Risk	X	X
Investment Style Risk	X	X
Leverage Risk		X
Mid-Cap and Small-Cap Company Risk	X	X
Short Position Risk		X
Volatility Management Risk		X

Comparative Performance Information

The Acquiring Portfolio is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement/Prospectus. After the Reorganization, which is subject to shareholder approval, the Acquiring Portfolio, as the successor to the Acquired Portfolio, will assume and publish the operating history and performance record of the Class A, Class B, and Class K shares of the Acquired Portfolio.

The bar charts and tables below provide some indication of the risks of investing in the Multimanager Mid Cap Value Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2013 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Multimanager Mid Cap Value Portfolio’s performance compared with the returns of a volatility managed index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

59

Multimanager Mid Cap Value Portfolio - Calendar Year Total Returns (Class B)

Best Quarter (% and time period) 22.65% (2009 2nd Quarter)	Worst Quarter (% and time period) -22.50% (2008 4th Quarter)

Multimanager Mid Cap Value Portfolio

Average Annual Total Returns (For the periods ended December 31, 2013)	One Year	Five Years	Ten Years/ Since Inception
Multimanager Mid Cap Value Portfolio — Class A	35.64%	19.67%	8.48%
Multimanager Mid Cap Value Portfolio — Class B	35.50%	19.47%	8.26%
Multimanager Mid Cap Value Portfolio — Class K (Inception Date: August 26, 2011)	35.98%	N/A	21.27%
Russell 2500™ Value Index*	33.32%	19.61%	9.29%
Volatility Managed Index - Mid Cap Value 2500**	33.07%	17.29%	11.24%

*	Russell 2500™ Value Index is an unmanaged index which measures the performance of those Russell 2500™ companies with lower price-to-book ratios and lower forecasted growth values.
**

The Volatility Managed Index — Mid Cap Value 2500 is an index that applies a formula to a blend of the S&P 400 Index and the Russell 2500™ Value Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

60

Capitalization

The following table shows the capitalization of the Multimanager Mid Cap Value Portfolio as of December 31, 2013, and the Acquiring Portfolio on a pro forma combined basis as of December 31, 2013, after giving effect to the proposed Reorganization. The Acquiring Portfolio is newly organized and did not have any operations of its own as of the date of this Proxy Statement/Prospectus. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Multimanager Mid Cap Value Portfolio — Class A	$14.1	$13.49	1,044,774
Adjustments	$—	$—
Pro forma New Multimanager Mid Cap Value Portfolio — Class IA (assuming the Reorganization is approved)	$14.1	$13.49	1,044,774
Multimanager Mid Cap Value Portfolio — Class B	$125.0	$13.22	9,456,068
Adjustments	$—	$—
Pro forma New Multimanager Mid Cap Value Portfolio — Class IB (assuming the Reorganization is approved)	$125.0	$13.22	9,456,068
Multimanager Mid Cap Value Portfolio — Class K	$97.2	$13.49	7,200,575
Adjustments	$—	$—
Pro Forma New Multimanager Mid Cap Value Portfolio — Class K (assuming the Reorganization is approved)	$97.2	$13.49	7,200,575

After careful consideration, the VIP Board unanimously approved the Shell Reorganization Plan with respect to the Multimanager Mid Cap Value Portfolio. Accordingly, the Board has submitted the Shell Reorganization Plan for approval by this Portfolio’s shareholders. The Board recommends that you vote “FOR” Proposal 5.

Proposal 6: Approval of the Merger Plan with respect to the Reorganization of the Multimanager Large Cap Core Equity Portfolio into the EQ/Large Cap Core PLUS Portfolio.

This Proposal 6 requests your approval of the Merger Plan, pursuant to which the Multimanager Large Cap Core Equity Portfolio will be reorganized into the EQ/Large Cap Core PLUS Portfolio.

In considering whether you should approve this Proposal, you should note that:

•	The Portfolios have identical investment objectives. Each Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

61

•

The Portfolios also have similar investment policies. Both Portfolios invest at least 80% of their net assets, plus borrowings for investment purposes, in securities of large capitalization companies (or other financial instruments that derive their value from the securities of such companies) (the “80% Policy”). In addition, each Portfolio also may invest up to 25% of its assets in derivatives, such as exchange-traded futures and options contracts on securities indices. Further, each Portfolio’s assets are allocated among three or more investment sub-advisers (each, an “Adviser”), each of which manages its portion of the Portfolio using a different but complementary investment strategy. A portion or portions of each Portfolio are actively managed by an Adviser (the “Active Allocated Portion” or the “Active Allocated Portions”) and a portion of each Portfolio seeks to track the performance of the Standard & Poors 500 Composite Stock Index (the “Index Allocated Portion”).

•

There are, however, differences in the Portfolios’ primary investment policies and strategies of which you should be aware. One primary difference between the two Portfolios is that the EQ/Large Cap Core PLUS Portfolio may invest in securities of large capitalization companies, which may include securities of non-U.S. issuers. In contrast, the Multimanager Large Cap Core Equity Portfolio’s 80% Policy is limited to securities of U.S. large capitalization countries. As a result, the EQ/Large Cap Core PLUS Portfolio is exposed to foreign securities risk as a principal risk, including currency risk and emerging markets risk, whereas the Multimanager Large Cap Core Equity Portfolio is not exposed to these principal risks.

Another difference between the two Portfolios is that one portion of the EQ/Large Cap Core PLUS Portfolio invests in exchange-traded funds (“ETFs”) (the “ETF Allocated Portion”). The Multimanager Large Cap Core Equity Portfolio does not have an ETF Allocated Portion and does not otherwise invest in ETFs as a principal investment strategy. Since ETFs incur their own management and other fees and expenses, a proportionate share of these expenses will be borne by the EQ/Large Cap Core PLUS Portfolio, which could cause certain of the Portfolio’s operating expenses to be higher.

Further, the percentage of each Portfolio’s assets that are allocated to the Active and Index Allocated Portions varies. Under normal circumstances, the Active Allocated Portion of the EQ/Large Cap Core PLUS Portfolio consists of approximately 30% of its net assets and the Index Allocated Portion consists of approximately 60% of the EQ/Large Cap Core PLUS Portfolio’s net assets. (The remaining 10% of its assets are allocated to the ETF Allocated Portion.) In contrast, under normal market conditions, the Active Allocated Portions and Index Allocated Portion of the Multimanager Large Cap Core Equity Portfolio each consist of approximately 50% of its net assets. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, and Strategies” below.

•	The Portfolios have comparable risk profiles, although there are differences in the principal risks. Each Portfolio’s principal risks include derivatives risk,

62

equity risk, large-cap company risk, and volatility management risk. The EQ/Large Cap Core PLUS Portfolio, however, also is subject to currency risk, emerging markets risk, foreign securities risk, ETF risk, and portfolio turnover risk as principal risks, which are not principal risks of the Multimanager Large Cap Core Equity Portfolio. For a detailed comparison of each Portfolio’s risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC (the “Manager”) serves as the investment manager and administrator for each Portfolio and would continue to manage and administer the EQ/Large Cap Core PLUS Portfolio after the Reorganization. FMG LLC has received an exemptive order from the SEC that generally permits FMG LLC and each Trust’s Board of Trustees to appoint, dismiss and replace each Portfolio’s Adviser(s) and to amend the advisory agreements between FMG LLC and the Advisers without obtaining shareholder approval (except with respect to Affiliated Advisers (as defined herein)). However, an amendment to an investment management agreement between FMG LLC and each of VIP Trust and EQ Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for approval. FMG LLC has appointed three Advisers to manage distinct portions of the Multimanager Large Cap Core Equity Portfolio. In particular, AllianceBernstein L.P., which is responsible for managing portions of the Multimanager Large Cap Core Equity Portfolio’s Active Allocated and Index Allocated Portions, and Janus Capital Management, LLC and Thornburg Investment Management, Inc., which are responsible for managing portions of the Multimanager Large Cap Core Equity Portfolio’s Active Allocated Portion, currently serve as Advisers of the Multimanager Large Cap Core Equity Portfolio. FMG LLC has appointed three Advisers to manage distinct portions of the EQ/Large Cap Core PLUS Portfolio’s assets. In particular, Institutional Capital LLC and Capital Guardian Trust Company, which are responsible for the management of portions of the Active Allocated Portion of the EQ/Large Cap Core PLUS Portfolio, and BlackRock Investment Management, LLC, which is responsible for managing the Index Allocated Portion of the EQ/Large Cap Core PLUS Portfolio, currently serve as Advisers to the EQ/Large Cap Core PLUS Portfolio and it is anticipated that they will continue to advise their respective portions of the EQ/Large Cap Core PLUS Portfolio after the Reorganization. In addition, it is anticipated that Thornburg Investment Management, Inc. will be added as an Adviser to a portion of the Active Allocated Portion of the EQ/Large Cap Core PLUS Portfolio following the Reorganization. FMG LLC is responsible for the management of the ETF Allocated Portion of the EQ/Large Cap Core PLUS Portfolio, and it is anticipated that it would continue to manage the ETF Allocated Portion of the EQ/Large Cap Core PLUS Portfolio after the Reorganization. For a detailed description of the Manager and the EQ/Large Cap Core PLUS Portfolio’s Advisers, please see “Additional Information about the Acquiring Portfolios — The Manager” and “— The Advisers” below.

63

•

The Multimanager Large Cap Core Equity and EQ/Large Cap Core PLUS Portfolios had net assets of approximately $602.13 million and $2.41 billion, respectively, as of December 31, 2013. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $3.01 billion.

•

Class A shareholders of the Multimanager Large Cap Core Equity Portfolio will receive Class IA shares of the EQ/Large Cap Core PLUS Portfolio, Class B shareholders of the Multimanager Large Cap Core Equity Portfolio will receive Class IB shares of the EQ/Large Cap Core PLUS Portfolio, and Class K shareholders of the Multimanager Large Cap Core Equity Portfolio will receive Class K shares of the EQ/Large Cap Core PLUS Portfolio, pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Portfolios” below for more information.

•

It is estimated that the annual operating expense ratios for the EQ/Large Cap Core PLUS Portfolio’s Class IA, Class IB, and Class K shares, for the fiscal year following the Reorganization, will be lower than those of the Multimanager Large Cap Core Equity Portfolio’s Class A, Class B, and Class K shares, respectively, for the fiscal year ended December 31, 2013. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

The maximum management fee for the Multimanager Large Cap Core Equity Portfolio is equal to an annual rate of 0.70% of its average daily net assets, while the maximum management fee for the EQ/Large Cap Core PLUS Portfolio is equal to an annual rate of 0.50% of its average daily net assets. The administration fee for the Multimanager Large Cap Core Equity Portfolio is its proportionate share of an asset-based administration fee for that Portfolio and certain other of VIP Trust’s multi-adviser portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

Multimanager Large Cap Core Equity Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $15 billion	0.150%
In excess of $15 billion up to and including $30 billion	0.125%
In excess of $30 billion	0.100%

64

, plus an annual flat fee of $32,500 if the Multimanager Large Cap Core Equity Portfolio’s total average net assets are less than $5 billion. The EQ/Large Cap Core PLUS Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for the that Portfolio and certain other of EQ Trust’s portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

EQ/Large Cap Core PLUS Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $20 billion	0.150%
In excess of $20 billion up to and including $25 billion	0.110%
In excess of $25 billion	0.100%

, plus an annual flat fee of $32,500 if the EQ/Large Cap Core PLUS Portfolio’s total average net assets are less than $5 billion. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies, and strategies of the EQ/Large Cap Core PLUS Portfolio. It is not expected that the EQ/Large Cap Core PLUS Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Multimanager Large Cap Core Equity Portfolio. FMG LLC has reviewed the Multimanager Large Cap Core Equity Portfolio’s current portfolio holdings and determined that, because both Portfolios invest in securities of large capitalization companies, the Multimanager Large Cap Core Equity Portfolio’s holdings are generally consistent and compatible with the EQ/Large Cap Core PLUS Portfolio’s current portfolio composition and investment objective, policies, and strategies and, thus, a large majority of the Multimanager Large Cap Core Equity Portfolio’s assets could be transferred to and held by the EQ/Large Cap Core PLUS Portfolio if the Reorganization is approved. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. If the Reorganization is approved, the Manager will liquidate that portion of the Multimanager Large Cap Core Equity Portfolio’s holdings that, based on market conditions and an assessment by the Manager and the EQ/Large Cap Core PLUS Portfolio’s Advisers, is not compatible with the EQ/Large Cap Core PLUS Portfolio’s current portfolio composition or investment objective, policies, or strategies. The proceeds of such liquidation will be held in temporary investments or reinvested in assets that are consistent with the EQ/Large Cap Core PLUS Portfolio’s investment objective, policies and strategies. Although any sale of portfolio investments in

65

connection with the Reorganization would be conducted in an orderly manner, the need for the Portfolio to sell such investments may result in its selling securities at a disadvantageous time and price and could result in the Portfolio’s realizing gains or losses (which could be significant) that otherwise would not have been realized and incurring transaction costs that otherwise would not have been incurred.

•

The Multimanager Large Cap Core Equity Portfolio will bear its proportionate share (based on the fraction that its shareholder accounts bears to the aggregate shareholder accounts of all Acquired Portfolios covered by the Merger Plan, i.e., those mentioned below, at the Valuation Time) of the first $325,000 of the “Identified Expenses” (as defined below under “Additional Information about the Reorganizations – Terms of the Reorganization Plans”) of the Reorganizations of the Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager International Equity Portfolios. FMG LLC generally will bear expenses of the Reorganizations of these Portfolios in excess of this amount, subject to certain limitations. The expenses of these Reorganizations attributable to the Multimanager Large Cap Core Equity Portfolio are approximated to be $35,000. The Multimanager Large Cap Core Equity Portfolio will incur expenses of approximately $31,000. For additional information, please refer to “Additional Information About the Reorganizations – Terms of the Reorganization Plans” below.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of each Portfolio and the estimated pro forma fees and expenses of each class of shares of the Acquiring Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by each class of its shares for the fiscal year ended December 31, 2013. The pro forma fees and expenses of the Acquiring Portfolio Shares assume that the Reorganization has been in effect for the year ended December 31, 2013. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Multimanager Large Cap Core Equity Portfolio	EQ/Large Cap Core PLUS Portfolio	Pro Forma EQ/Large Cap Core PLUS Portfolio (assuming the Reorganization is approved)
Not applicable.	Not applicable.	Not applicable.

66

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Multimanager Large Cap Core Equity Portfolio			EQ/Large Cap Core PLUS Portfolio			Pro Forma EQ/Large Cap Core PLUS Portfolio (assuming the Reorganization is approved)
	Class A	Class B	Class K	Class IA	Class IB	Class K	Class IA	Class IB	Class K
Management Fee	0.70%	0.70%	0.70%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	None	0.25%	0.25%	None	0.25%	0.25%	None
Other Expenses	0.20%	0.20%	0.20%	0.18%	0.18%	0.18%	0.14%	0.14%	0.14%
Total Annual Portfolio Operating Expenses	1.15%	1.15%	0.90%	0.93%	0.93%	0.68%	0.89%	0.89%	0.64%

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year; and

•	The Portfolio’s operating expenses remain the same.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multimanager Large Cap Core Equity Portfolio
Class A	$117	$365	$633	$1,398
Class B	$117	$365	$633	$1,398
Class K	$92	$287	$498	$1,108
EQ/Large Cap Core PLUS Portfolio
Class IA	$95	$296	$515	$1,143
Class IB	$95	$296	$515	$1,143
Class K	$69	$218	$379	$847
Pro Forma EQ/Large Cap Core PLUS Portfolio (assuming the Reorganization is approved)
Class IA	$91	$284	$493	$1,096
Class IB	$91	$284	$493	$1,096
Class K	$65	$205	$357	$798

67

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the fiscal year ended December 31, 2013, the portfolio turnover rate for the Multimanager Large Cap Core Equity Portfolio and EQ/Large Cap Core PLUS Portfolio was 34% and 46%, respectively, of the average value of the Portfolio.

Comparison of Investment Objectives, Policies, and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Multimanager Large Cap Core Equity Portfolio with those of the EQ/Large Cap Core PLUS Portfolio. Each Trust’s Board may change the investment objective of a Portfolio without a vote of the Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix C.

	Acquiring Portfolio	Acquired Portfolio
	EQ/Large Cap Core PLUS Portfolio	Multimanager Large Cap Core Equity Portfolio
Investment Objective	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Same.
Principal Investment Strategies	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies).

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. In addition, securities of large-capitalization companies may include financial instruments that derive their value from the securities of such companies.

	Large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: S&P 500 Index (market capitalization range of approximately $3.4 billion - $504.9 billion as of December 31, 2013), S&P 100 Index (market capitalization range of approximately $22.8 billion - $500.8 billion as of December 31, 2013), Russell 1000® Index (market capitalization range of approximately $1.1 billion - $526.7 billion as of December 31, 2013), Morningstar Large Core Index (market capitalization range of approximately $15.4 billion - $310.7 billion as of December 31, 2013), NYSE 100 Index (market capitalization $27.4 billion - $438.7 billion as of December 31, 2013).	For purposes of this Portfolio, large capitalization companies are companies with market capitalization within the range of the S&P 500 Index at the time of investment (market capitalization range of approximately $3.4 billion to $504.9 billion as of December 31, 2013). The size of companies in the S&P 500 Index changes with market conditions, which can result in changes to the market capitalization range of companies in the index. The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Advisers believe provide opportunities for capital growth.

68

Acquiring Portfolio	Acquired Portfolio
EQ/Large Cap Core PLUS Portfolio	Multimanager Large Cap Core Equity Portfolio
The Portfolio’s assets normally are allocated among three Advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is an Active Allocated Portion; one portion of the Portfolio is an Index Allocated Portion; and one portion of the Portfolio is an ETF Allocated Portion. Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.	FMG LLC will generally allocate the Portfolio’s assets among three or more Advisers, each of which will manage its portion of the portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will be an Index Allocated Portion and the other portions of the Portfolio will be Active Allocated Portions. Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by FMG LLC and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.
The Active Allocated Portion invests primarily in equity securities of companies that, in the view of the Advisers, have either above average growth prospects, or are selling at reasonable valuations, or both. The Advisers may sell a security for a variety of reasons, such as to make other investments believed by an Adviser to offer superior investment opportunities.	Same.
The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the S&P 500 Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.	Same.

69

Acquiring Portfolio	Acquired Portfolio
EQ/Large Cap Core PLUS Portfolio	Multimanager Large Cap Core Equity Portfolio
The Manager also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.	Same.

70

Acquiring Portfolio	Acquired Portfolio
EQ/Large Cap Core PLUS Portfolio	Multimanager Large Cap Core Equity Portfolio
The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.	No corresponding strategy.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Description of Risk Factors” below.

Risks	EQ/Large Cap Core PLUS Portfolio	Multimanager Large Cap Core Equity Portfolio
Cash Management Risk	X	X
Currency Risk	X
Custom Benchmark Risk	X	X
Derivatives Risk	X	X
Emerging Markets Risk	X
Equity Risk	X	X
ETF Risk	X
Foreign Securities Risk	X
Futures Contract Risk	X	X
Index Strategy Risk	X	X
Large-Cap Company Risk	X	X
Leverage Risk/Leveraging Risk	X	X
Portfolio Turnover Risk	X
Short Position Risk	X	X
Volatility Management Risk	X	X

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolios’ average annual total returns for the past one, five and ten years (or since inception) through December 31, 2013 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio’s performance compared with the returns of a volatility managed index. Past performance is not an indication of future performance.

71

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Multimanager Large Cap Core Equity - Calendar Year Total Returns (Class B)

Best Quarter (% and time period) 18.97% (2009 2nd Quarter)	Worst Quarter (% and time period) -21.26% (2008 4th Quarter)

EQ/Large Cap Core PLUS Portfolio - Calendar Year Total Returns (Class IB)

Best Quarter (% and time period) 15.69% (2009 2nd Quarter)	WorstQuarter (% and time period) -21.76% (2008 4th Quarter)

Multimanager Large Cap Core Equity Portfolio

Average Annual Total Returns (For the periods ended December 31, 2013)	One Year	Five Years	Ten Years/ Since Inception
Multimanager Large Cap Core Equity Portfolio — Class A	34.31%	16.26%	6.14%
Multimanager Large Cap Core Equity Portfolio — Class B	34.22%	16.07%	5.92%
Multimanager Large Cap Core Equity Portfolio — Class K (Inception Date: August 26, 2011)	34.65%	N/A	21.80%
S&P 500 Index†	32.39%	17.94%	7.41%
Volatility Managed Index — Large Cap Core*	32.39%	16.27%	9.21%

72

EQ/Large Cap Core PLUS Portfolio

Average Annual Total Returns (For the periods ended December 31, 2013)	One Year	Five Years	Ten Years/ Since Inception
EQ/Large Cap Core PLUS Portfolio — Class IA	31.62%	16.11%	6.49%
EQ/Large Cap Core PLUS Portfolio — Class IB	31.61%	15.93%	6.26%
EQ/Large Cap Core PLUS Portfolio — Class K (Inception Date: August 26, 2011)	31.95%	N/A	21.92%
S&P 500 Index†	32.39%	17.94%	7.41%
Volatility Managed Index — Large Cap Core*	32.39%	16.27%	9.21%

†	The S&P 500 Index is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.
*	The Volatility Managed Index — Large Cap Core is an index that applies a formula to the S&P 500 Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2013, and of the EQ/Large Cap Core PLUS Portfolio on a pro forma combined basis as of December 31, 2013, after giving effect to the proposed Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Multimanager Large Cap Core Equity Portfolio — Class A	$4.5	$14.27	316,458
EQ/Large Cap Core PLUS Portfolio — Class IA	$1.2	$8.71	133,284
Adjustments*	$—	$—	201,890
Pro forma EQ/Large Cap Core PLUS Portfolio — Class IA (assuming the Reorganization is approved)	$5.7	$8.71	651,632
Multimanager Large Cap Core Equity Portfolio — Class B	$24.8	$14.26	1,735,710
EQ/Large Cap Core PLUS Portfolio — Class IB	$1,953.7	$8.71	224,291,286
Adjustments*	$—	$—	1,104,059
Pro forma EQ/Large Cap Core PLUS Portfolio — Class IB (assuming the Reorganization is approved)	$1,978.5	$8.71	227,131,055
Multimanager Large Cap Core Equity Portfolio — Class K	$572.9	$14.27	40,157,043
EQ/Large Cap Core PLUS Portfolio — Class K	$456.9	$8.71	52,461,008
Adjustments*	$—	$—	25,618,327
Pro Forma EQ/Large Cap Core PLUS Portfolio — Class K (assuming the Reorganization is approved)	$1,029.7	$8.71	118,236,378

*	Reflects adjustment for additional shares issued of the Acquiring Portfolio
Reorganizations of these Portfolios in excess of this amount, subject to certain limitations. For additional information, please refer to “Additional Information About the Reorganizations — Terms of the Reorganization Plans” below.

73

After careful consideration, the VIP Board unanimously approved the Merger Plan with respect to the Multimanager Large Cap Core Equity Portfolio. Accordingly, the Board has submitted the Merger Plan for approval by this Portfolio’s shareholders. The Board recommends that you vote “FOR” Proposal 6.

* * * * *

Proposal 7: Approval of the Merger Plan with respect to the Reorganization of the Multimanager Large Cap Value Portfolio into the EQ/Large Cap Value Plus Portfolio.

This Proposal 7 requests your approval of the Merger Plan, pursuant to which the Multimanager Large Cap Value Portfolio will be reorganized into the EQ/Large Cap Value PLUS Portfolio.

In considering whether you should approve this Proposal, you should note that:

•	The Portfolios have identical investment objectives. Each Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

•

The Portfolios also have similar investment policies. Both Portfolios invest at least 80% of their net assets, plus borrowings for investment purposes, in securities of large capitalization companies. In addition, each Portfolio also may invest up to 25% of its assets in derivatives, such as exchange-traded futures and options contracts on securities indices. Further, each Portfolio’s assets are allocated among three or more investment sub-advisers (each, an “Adviser”), each of which manages its portion of the Portfolio using a different but complementary investment strategy. A portion or portions of each Portfolio are actively managed by an Adviser (the “Active Allocated Portion” or the “Active Allocated Portions”) and a portion of each Portfolio seeks to track the performance of the Russell 1000® Value Index (the “Index Allocated Portion”).

•

There are, however, differences in the Portfolios’ primary investment policies and strategies of which you should be aware. One primary difference between the two Portfolios is that one portion of the EQ/Large Cap Value PLUS Portfolio invests in exchange-traded funds (“ETFs”) (the “ETF Allocated Portion”). The Multimanager Large Cap Value Portfolio does not have an ETF Allocated Portion and does not otherwise invest in ETFs as a principal investment strategy. Since ETFs incur their own management and other fees and expenses, a proportionate share of these expenses will be borne by the EQ/Large Cap Value PLUS Portfolio, which could cause certain of the Portfolio’s operating expenses to be higher.

Further, the percentage of each Portfolio’s assets that are allocated to the Active and Index Allocated Portions varies. Under normal circumstances, the Active Allocated Portion of the EQ/Large Cap Value PLUS Portfolio consists

74

of approximately 30% of its net assets and the Index Allocated Portion consists of approximately 60% of its net assets. (The remaining 10% of the EQ/Large Cap Value PLUS Portfolio’s assets are allocated to the ETF Allocated Portion.) In contrast, under normal market conditions, the Active Allocated Portions and Index Allocated Portion of the Multimanager Large Cap Value Portfolio each consist of approximately 50% of its net assets. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, and Strategies” below.

•

The Portfolios have comparable risk profiles, although there are differences in the principal risks. Each Portfolio’s principal risks include cash management risk, custom benchmark risk, derivatives risk, equity risk, futures contract risk, index strategy risk, investment style risk, large-cap company risk, leverage or leveraging risk, short position risk, and volatility management risk. The EQ/Large Cap Value PLUS Portfolio, however, also is subject to ETF risk and portfolio turnover risk as principal risks, which are not principal risks of the Multimanager Large Cap Value Portfolio. For a detailed comparison of each Portfolio’s risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC (the “Manager”) serves as the investment manager and administrator for each Portfolio and would continue to manage and administer the EQ/Large Cap Value PLUS Portfolio after the Reorganization. FMG LLC has received an exemptive order from the SEC that generally permits FMG LLC and each Trust’s Board of Trustees to appoint, dismiss and replace each Portfolio’s Adviser(s) and to amend the advisory agreements between FMG LLC and the Advisers without obtaining shareholder approval (except with respect to Affiliated Advisers (as defined herein)). However, an amendment to an investment management agreement between FMG LLC and each of VIP Trust and EQ Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for approval. FMG LLC has appointed three advisers to manage distinct portions of the Multimanager Large Cap Value Portfolio. In particular, AllianceBernstein L.P. is responsible for the management of portions of the Index Allocated and Active Allocated Portions of the Multimanager Large Cap Value Portfolio, and Institutional Capital LLC and MFS Investment Management are responsible for managing portions of the Active Allocated Portion of the Multimanager Large Cap Value Portfolio. FMG LLC has appointed two Advisers to manage distinct portions of the EQ/Large Cap Value PLUS Portfolio’s assets. In particular, AllianceBernstein L.P., which is responsible for the management of a portion of the Active Allocated Portion and the Index Allocated Portion of the EQ/Large Cap Value PLUS Portfolio, and BlackRock Investment Management, LLC, which is responsible for the management of a portion of the Active Allocated Portion of the EQ/Large Cap Value PLUS Portfolio, currently serve as Advisers to the EQ/Large Cap Value PLUS Portfolio and it is anticipated that they will continue to advise their respective portion of the EQ/Large Cap Value PLUS Portfolio after the

75

Reorganization. In addition, it is anticipated that MFS Investment Management will be added as an Adviser to a portion of the Active Allocated Portion of the EQ/Large Cap Value PLUS Portfolio following the Reorganization. FMG LLC is responsible for the management of the ETF Allocated Portion of the EQ/Large Cap Value PLUS Portfolio, and it is anticipated that it would continue to manage the ETF Allocated Portion of the EQ/Large Cap Value PLUS Portfolio after the Reorganization. For a detailed description of the Manager and the EQ/Large Cap Value PLUS Portfolio’s Advisers, please see “Additional Information about the Acquiring Portfolios — The Manager” and “— The Advisers” below.

•

The Multimanager Large Cap Value and EQ/Large Cap Value PLUS Portfolios had net assets of approximately $700 million and $5.5 billion, respectively, as of December 31, 2013. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $6.2 billion.

•

Class A shareholders of the Multimanager Large Cap Value Portfolio will receive Class IA shares of the EQ/Large Cap Value PLUS Portfolio, Class B shareholders of the Multimanager Large Cap Value Portfolio will receive Class IB shares of the EQ/Large Cap Value PLUS Portfolio, and Class K shareholders of the Multimanager Large Cap Value Portfolio will receive Class K Shares of the EQ/Large Cap Value PLUS Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Portfolios” below for more information.

•

It is estimated that the annual operating expense ratios for the EQ/Large Cap Value PLUS Portfolio’s Class IA, Class IB, and Class K shares, for the fiscal year following the Reorganization, will be lower than those of the Multimanager Large Cap Value Portfolio’s Class A, Class B, and Class K shares, respectively, for the fiscal year ended December 31, 2013. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

The maximum management fee for the Multimanager Large Cap Value Portfolio is equal to an annual rate of 0.75% of its average daily net assets, while the maximum management fee for the EQ/Large Cap Value PLUS Portfolio is equal to an annual rate of 0.50% of its average daily net assets. The administration fee for the Multimanager Large Cap Value Portfolio is its proportionate share of an asset-based administration fee for that Portfolio and certain other of VIP Trust’s multi-adviser portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

76

Multimanager Large Cap Value Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $15 billion	0.150%
In excess of $15 billion up to and including $30 billion	0.125%
In excess of $30 billion	0.100%

, plus an annual flat fee of $32,500 if the Multimanager Large Cap Value Portfolio’s total average net assets are less than $5 billion. The EQ/Large Cap Value PLUS Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for that Portfolio and certain other of EQ Trust’s portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

EQ/Large Cap Value PLUS Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $20 billion	0.150%
In excess of $20 billion up to and including $25 billion	0.110%
In excess of $25 billion	0.100%

, plus an annual flat fee of $32,500 if the EQ/Large Cap Value PLUS Portfolio’s total average net assets are less than $5 billion. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies, and strategies of the EQ/Large Cap Value PLUS Portfolio. It is not expected that the EQ/Large Cap Value PLUS Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Multimanager Large Cap Value Portfolio. FMG LLC has reviewed the Multimanager Large Cap Value Portfolio’s current portfolio holdings and determined that, because both Portfolios invest in securities of large capitalization companies, the Multimanager Large Cap Value Portfolio’s holdings are generally consistent and compatible with the EQ/Large Cap Value PLUS Portfolio’s current portfolio composition and investment objectives, policies, and strategies and, thus, a large majority of the Multimanager Large Cap Value Portfolio’s assets could be transferred to and held by the EQ/Large Cap Value PLUS Portfolio if the Reorganization is approved. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. If the Reorganization is approved, the Manager will liquidate that portion of the

77

Multimanager Large Cap Value Portfolio’s holdings that, based on market conditions and an assessment by the Manager and the EQ/Large Cap Value PLUS Portfolio’s Advisers, is not compatible with the EQ/Large Cap Value PLUS Portfolio’s current portfolio composition or investment objective, policies, or strategies. The proceeds of such liquidation will be held in temporary investments or reinvested in assets that are consistent with the EQ/Large Cap Value PLUS Portfolio’s investment objective, policies and strategies. Although any sale of portfolio investments in connection with the Reorganization would be conducted in an orderly manner, the need for the Portfolio to sell such investments may result in its selling securities at a disadvantageous time and price and could result in the Portfolio’s realizing gains or losses (which could be significant) that otherwise would not have been realized and incurring transaction costs that otherwise would not have been incurred.

•

The Multimanager Large Cap Value Portfolio will bear its proportionate share (based on the fraction that its shareholder accounts bears to the aggregate shareholder accounts of all Acquired Portfolios covered by the Merger Plan, i.e., those mentioned below, at the Valuation Time) of the first $325,000 of the “’Identified Expenses’ (as defined below under ‘Additional Information about the Reorganizations – Terms of the Reorganization Plans’)” of the Reorganizations of the Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager International Equity Portfolios. FMG LLC generally will bear expenses of the Reorganizations of these Portfolios in excess of this amount, subject to certain limitations. The expenses of these Reorganizations attributable to the Multimanager Large Cap Value Portfolio are approximated to be $80,000, which will be incurred by the Portfolio. For additional information, please refer to “Additional Information About the Reorganizations — Terms of the Reorganization Plans” below.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of each Portfolio and the estimated pro forma fees and expenses of each class of shares of the Acquiring Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by each class of its shares for the fiscal year ended December 31, 2013. The pro forma fees and expenses of the Acquiring Portfolio Shares assume that the Reorganization has been in effect for the year ended December 31, 2013. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

78

Shareholder Fees

(fees paid directly from your investment)

Multimanager Large Cap Value Portfolio	EQ/Large Cap Value PLUS Portfolio	Pro Forma EQ/Large Cap Value PLUS Portfolio (assuming the Reorganization is approved)
Not applicable.	Not applicable.	Not applicable.

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Multimanager Large Cap Value Portfolio			EQ/Large Cap Value PLUS Portfolio			Pro Forma EQ/Large Cap Value PLUS Portfolio (assuming the Reorganization is approved)
	Class A	Class B	Class K	Class IA	Class IB	Class K	Class IA	Class IB	Class K
Management Fee	0.74%	0.74%	0.74%	0.47%	0.47%	0.47%	0.46%	0.46%	0.46%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	None	0.25%	0.25%	None	0.25%	0.25%	None
Other Expenses	0.20%	0.20%	0.20%	0.17%	0.17%	0.17%	0.16%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.19%	1.19%	0.94%	0.89%	0.89%	0.64%	0.87%	0.87%	0.62%
Fee Waiver and Expense Reimbursement†	-0.04%	-0.04%	-0.04%	N/A	N/A	N/A	N/A	N/A	N/A
Net Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.15%	0.90%	0.89%	0.89%	0.64%	0.87%	0.87%	0.62%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Multimanager Large Cap Value Portfolio through April 30, 2015 (unless the VIP Board consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Multimanager Large Cap Value Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Multimanager Large Cap Value Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.15% for Class A and Class B shares and 0.90% for Class K shares of the Multimanager Large Cap Value Portfolio. The Expense Limitation Agreement may be terminated by FMG LLC at any time after April 30, 2015.

79

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Agreement currently in effect for the Multimanager Large Cap Value Portfolio is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multimanager Large Cap Value Portfolio
Class A	$117	$374	$650	$1,440
Class B	$117	$374	$650	$1,440
Class K	$92	$296	$516	$1,151
EQ/Large Cap Value PLUS Portfolio
Class IA	$91	$284	$493	$1,096
Class IB	$91	$284	$493	$1,096
Class K	$65	$205	$357	$798
Pro Forma Large Cap Value PLUS Portfolio (assuming the Reorganization is approved)
Class IA	$89	$278	$482	$1,073
Class IB	$89	$278	$482	$1,073
Class K	$63	$199	$346	$774

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the fiscal year ended December 31, 2013, the portfolio turnover rate for the Multimanager Large Cap Value Portfolio and EQ/Large Cap Value PLUS Portfolio was 28% and 37%, respectively, of the average value of the Portfolio.

80

Comparison of Investment Objectives, Policies, and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Multimanager Large Cap Value Portfolio with those of the EQ/Large Cap Value PLUS Portfolio. Each Trust’s Board may change the investment objective of a Portfolio without a vote of the Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix C.

	Acquiring Portfolio	Acquired Portfolio
	EQ/Large Cap Value PLUS Portfolio	Multimanager Large Cap Value Portfolio
Investment Objective	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Same.
Principal Investment Strategies	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large-cap companies (or other financial instruments that derive their value from the securities of such companies).

Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies.

The Portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the Advisers believe provide opportunities for capital growth.

	For this Portfolio, large-cap companies mean those companies with market capitalizations within the range of at least one of the following indices at the time of purchase: S&P 500 Index (market capitalization range of approximately $3.4 billion - $500.8 billion as of December 31, 2013), Russell 1000® Index (market capitalization range of approximately $1.1 billion - $526.7 billion as of December 31, 2013), S&P 100 Index (market capitalization range of approximately $22.8 billion - $504.9 billion as of December 31, 2013), Morningstar Large Core Index (market capitalization range of approximately $15.4 billion - $310.7 billion as of December 31, 2013), NYSE 100 Index (market capitalization $27.4 billion - $438.7 billion as of December 31, 2013).	For purposes of this Portfolio, large capitalization companies are companies with market capitalization within the range of the Russell 1000® Index at the time of investment (market capitalization range of approximately $1.1 billion to $526.7 billion as of December 31, 2013). In addition, securities of large-capitalization companies may include financial instruments that derive their value from the securities of such companies. The size of companies in the Russell 1000® Index changes with market conditions, which can result in changes to the market capitalization range of companies in the Index.

81

Acquiring Portfolio	Acquired Portfolio
EQ/Large Cap Value PLUS Portfolio	Multimanager Large Cap Value Portfolio
The Portfolio’s assets normally are allocated among three Advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is an Active Allocated Portion; one portion of the Portfolio is an Index Allocated Portion; and one portion of the Portfolio is an ETF Allocated Portion. Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets and the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.	FMG LLC will generally allocate the Portfolio’s assets among three or more Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio is an Index Allocated Portion and the other portions of the Portfolio are Active Allocated Portions. Under normal circumstances, FMG LLC anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by FMG LLC and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.
The Active Allocated Portion of the Portfolio utilizes a value-oriented investment style and invests primarily in equity securities of companies that, in the view of the Advisers, are currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. These Advisers may sell a security for a variety of reasons, such as because it becomes overvalued, shows deteriorating fundamentals or to invest in a company believed to offer superior investment opportunities.	Each Active Allocated Portion utilizes a value-oriented investment style and invests primarily in equity securities of companies that, in the view of the Adviser, are currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. These Advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.
The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Russell 1000® Value Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.	Same.

82

Acquiring Portfolio	Acquired Portfolio
EQ/Large Cap Value PLUS Portfolio	Multimanager Large Cap Value Portfolio
The Manager also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.	Same.

83

Acquiring Portfolio	Acquired Portfolio
EQ/Large Cap Value PLUS Portfolio	Multimanager Large Cap Value Portfolio
The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.	No corresponding strategy.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations — Description of Risk Factors” below.

Risks	EQ/Large Cap Value PLUS Portfolio	Multimanager Large Cap Value Portfolio
Cash Management Risk	X	X
Custom Benchmark Risk	X	X
Derivatives Risk	X	X
Equity Risk	X	X
ETF Risk	X
Futures Contract Risk	X	X
Index Strategy Risk	X	X
Investment Style Risk	X	X
Large-Cap Company Risk	X	X
Leverage Risk/Leveraging Risk	X	X
Portfolio Turnover Risk	X
Short Position Risk	X	X
Volatility Management Risk	X	X

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolios’ average annual total returns for the past one, five and ten years (or since inception) through December 31, 2013 compared to the returns of a broad-based market index. The additional broad-based market index shows how the Portfolio’s performance compared with the returns of a volatility managed index. Past performance is not an indication of future performance.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

84

Multimanager Large Cap Value Portfolio - Calendar Year Total Returns (Class B)

Best Quarter (% and time period) 16.77% (2009 2nd Quarter)	Worst Quarter (% and time period) -21.20% (2008 4th Quarter)

EQ/Large Cap Value PLUS Portfolio - Calendar Year Total Returns (Class IB)

Best Quarter (% and time period) 17.58% (2009 3rd Quarter)	Worst Quarter (% and time period) -24.24% (2008 4th Quarter)

Multimanager Large Cap Value Portfolio

Average Annual Total Returns (For the periods ended December 31, 2013)	One Year	Five Years	Ten Years/ Since Inception
Multimanager Large Cap Value Portfolio — Class A	32.20%	15.12%	6.85%
Multimanager Large Cap Value Portfolio — Class B	32.07%	14.95%	6.63%
Multimanager Large Cap Value Portfolio — Class K (Inception Date: August 26, 2011)	32.53%	N/A	22.32%
Russell 1000® Value Index†	32.53%	16.67%	7.58%
Volatility Managed Index — Large Cap Value*	32.46%	15.67%	9.32%

85

EQ/Large Cap Value PLUS Portfolio

Average Annual Total Returns (For the periods ended December 31, 2013)	One Year	Five Years	Ten Years/ Since Inception
EQ/Large Cap Value PLUS Portfolio — Class IA	32.54%	14.77%	4.73%
EQ/Large Cap Value PLUS Portfolio — Class IB	32.50%	14.60%	4.50%
EQ/Large Cap Value PLUS Portfolio — Class K (Inception Date: August 26, 2011)	32.87%	N/A	22.76%
Russell 1000® Value Index†	32.53%	16.67%	7.58%
Volatility Managed Index — Large Cap Value*	32.46%	15.67%	9.32%

†

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price to book ratios and lower forecasted growth values. The Russell 1000® Index measures the performance of approximately 1,000 of the largest companies in the Russell 3000®, and represents approximately 92% of the total market capitalization of the Russell 3000®.

*

The Volatility Managed Index — Large Cap Value is an index that applies a formula to a blend of the S&P 500 Index and the Russell 1000® Value Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached. The S&P 500 Index is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

86

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2013, and of the EQ/Large Cap Value PLUS Portfolio on a pro forma combined basis as of December 31, 2013, after giving effect to the proposed Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Multimanager Large Cap Value Portfolio — Class A	$12.7	$13.59	935,116
EQ/Large Cap Value PLUS Portfolio — Class IA	$1,068.5	$14.29	74,782,216
Adjustments*	$—	$—	(46,628)
Pro forma EQ/Large Cap Value PLUS Portfolio — Class IA (assuming the Reorganization is approved)	$1,081.2	$14.29	75,670,704
Multimanager Large Cap Value Portfolio — Class B	$94.9	$13.59	6,978,472
EQ/Large Cap Value PLUS Portfolio — Class IB	$3,852.9	$14.26	270,277,286
Adjustments*	$—	$—	(327,653)
Pro forma EQ/Large Cap Value PLUS Portfolio — Class IB (assuming the Reorganization is approved)	$3,947.8	$14.26	276,928,103
Multimanager Large Cap Value Portfolio — Class K	$596.4	$13.59	43,875,783
EQ/Large Cap Value PLUS Portfolio — Class K	$597.9	$14.29	41,843,089
Adjustments*	$—	$—	(2,138,538)
Pro Forma EQ/Large Cap Value PLUS Portfolio — Class K (assuming the Reorganization is approved)	$1,194.2	$14.29	83,580,334

*	Reflects adjustment for retired shares of the Acquired Portfolio.
Reorganizations of these Portfolios in excess of this amount, subject to certain limitations. For additional information, please refer to “Additional Information About the Reorganizations — Terms of the Reorganization Plans” below.

After careful consideration, the VIP Board unanimously approved the Merger Plan with respect to the Multimanager Large Cap Value Portfolio. Accordingly, the Board has submitted the Merger Plan for approval by this Portfolio’s shareholders. The Board recommends that you vote “FOR” Proposal 7.

Proposal 8: Approval of the Merger Plan with respect to the Reorganization of the Multimanager International Equity Portfolio into the EQ/International Core PLUS Portfolio.

This Proposal 8 requests your approval of the Merger Plan, pursuant to which the Multimanager International Equity Portfolio will be reorganized into the EQ/International Core PLUS Portfolio.

87

In considering whether you should approve this Proposal, you should note that:

•	The Portfolios have identical investment objectives. Each Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

•

The Portfolios also have similar investment policies. Each Portfolio primarily invests in foreign equity securities and also may invest up to 25% of its assets in derivatives, such as exchange-traded futures and options contracts on securities indices. In addition, each Portfolio’s assets are allocated among three or more investment sub-advisers (each, an “Adviser”), each of which manages its portion of the Portfolio using a different but complementary investment strategy. A portion or portions of each Portfolio are actively managed by an Adviser (the “Active Allocated Portion” or the “Active Allocated Portions”) and a portion of each Portfolio seeks to track the performance of the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (the “Index Allocated Portion”).

•

There are, however, differences in the Portfolios’ primary investment policies and strategies of which you should be aware. One primary difference between the two Portfolios is that one portion of the EQ/International Core PLUS Portfolio invests in exchange-traded funds (“ETFs”) (the “ETF Allocated Portion”). The Multimanager International Equity Portfolio does not have an ETF Allocated Portion and does not otherwise invest in ETFs as a principal investment strategy. Since ETFs incur their own management and other fees and expenses, a proportionate share of these expenses will be borne by the EQ/International Core PLUS Portfolio, which could cause certain of the Portfolio’s operating expenses to be higher.

Further, the percentage of each Portfolio’s assets that are allocated to the Active and Index Allocated Portions varies. Under normal circumstances, the Active Allocated Portion of the EQ/International Core PLUS Portfolio consists of approximately 30% of its net assets and the Index Allocated Portion consists of approximately 60% of its net assets. (The remaining 10% of the EQ/International Core PLUS Portfolio’s assets are allocated to the ETF Allocated Portion.) In contrast, under normal market conditions, the Active Allocated Portions and Index Allocated Portion of the Multimanager International Equity Portfolio each consist of approximately 50% of its net assets. For a detailed comparison of the Portfolios’ investment policies and strategies, see “Comparison of Investment Objectives, Policies, and Strategies” below.

•

The Portfolios have comparable risk profiles, although there are differences in the principal risks. Each Portfolio’s principal risks include derivatives risk, equity risk, foreign securities risk, large-cap company risk, mid-cap and small-cap company risk, and volatility management risk. The EQ/International Core PLUS Portfolio, however, also is subject to ETF

88

risk, which is not a principal risk of the Multimanager International Equity Portfolio. For a detailed comparison of each Portfolio’s risks, see “Comparison of Principal Risk Factors” below.

•

FMG LLC (the “Manager”) serves as the investment manager and administrator for each Portfolio and would continue to manage and administer the EQ/International Core PLUS Portfolio after the Reorganization. FMG LLC has received an exemptive order from the SEC that generally permits FMG LLC and each Trust’s Board of Trustees to appoint, dismiss and replace each Portfolio’s Adviser(s) and to amend the advisory agreements between FMG LLC and the Advisers without obtaining shareholder approval (except with respect to Affiliated Advisers (as defined herein)). However, an amendment to an investment management agreement between FMG LLC and each of VIP Trust and EQ Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for approval. FMG LLC has appointed four Advisers to manage distinct portions of the Multimanager International Equity Portfolio. In particular, EARNEST Partners, LLC, J.P. Morgan Investment Management Inc., and Marsico Capital Management, LLC are responsible for the management of portions of the Active Allocated Portion of the Multimanager International Equity Portfolio, and BlackRock Investment Management, LLC is responsible for the management of the Index Allocated Portion of the Multimanager International Equity Portfolio. FMG LLC has appointed three Advisers to manage distinct portions of the EQ/International Core PLUS Portfolio’s assets. In particular, WHV Investment Management and its affiliate Hirayama Investments, LLC and Massachusetts Financial Services Company d/b/a/ MFS Investment Management, which are responsible for the management of portions of the Active Allocated Portion of the EQ/International Core PLUS Portfolio, and BlackRock Investment Management, LLC, which is responsible for the management of the Index Allocated Portion of the EQ/International Core PLUS Portfolio, currently serve as Advisers to the EQ/International Core PLUS Portfolio and it is anticipated that they will continue to advise their respective portions of the EQ/International Core PLUS Portfolio after the Reorganization. In addition, it is anticipated that EARNEST Partners, LLC will be added as an Adviser to a portion of the Active Allocated Portion of the EQ/International Core PLUS Portfolio following the Reorganization. FMG LLC is responsible for the management of the ETF Allocated Portion of the EQ/International Core PLUS Portfolio, and it is anticipated that it would continue to manage the ETF Allocated Portion of the EQ/International Core PLUS Portfolio after the Reorganization. For a detailed description of the Manager and the EQ/International Core PLUS Portfolio’s Advisers, please see “Additional Information about the Acquiring Portfolios — The Manager” and “— The Advisers” below.

89

•

The Multimanager International Equity and EQ/International Core PLUS Portfolios had net assets of approximately $353.27 million and $1.97 billion, respectively, as of December 31, 2013. Thus, if the Reorganization had been in effect on that date, the combined Portfolio would have had net assets of approximately $2.32 billion.

•

Class A shareholders of the Multimanager International Equity Portfolio will receive Class IA shares of the EQ/International Core PLUS Portfolio, Class B shareholders of the Multimanager International Equity Portfolio will receive Class IB shares of the EQ/International Core PLUS Portfolio, and Class K shareholders of the Multimanager International Equity Portfolio will receive Class K Shares of the EQ/International Core PLUS Portfolio pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Portfolios” below for more information.

•

It is estimated that the annual operating expense ratios for the EQ/International Core PLUS Portfolio’s Class IA, Class IB, and Class K shares, for the fiscal year following the Reorganization, will be lower than those of the Multimanager International Equity Portfolio’s Class A, Class B, and Class K shares, respectively, for the fiscal year ended December 31, 2013. For a more detailed comparison of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

The maximum management fee for the Multimanager International Equity Portfolio is equal to an annual rate of 0.85% of its average daily net assets, while the maximum management fee for the EQ/International Core PLUS Portfolio is equal to an annual rate of 0.60% of its average daily net assets. The administration fee for the Multimanager International Equity Portfolio is its proportionate share of an asset-based administration fee for that Portfolio and certain other of VIP Trust’s multi-adviser portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

Multimanager International Equity Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $15 billion	0.150%
In excess of $15 billion up to and including $30 billion	0.125%
In excess of $30 billion	0.100%

90

, plus an annual flat fee of $32,500 if the Multimanager International Equity Portfolio’s total average net assets are less than $5 billion. The EQ/International Core PLUS Portfolio pays FMG LLC its proportionate share of an asset-based administration fee for that Portfolio and certain other of EQ Trust’s portfolios, which is equal to an annual rate stated as a percentage of these portfolios’ total average daily net assets in accordance with the following fee schedule:

EQ/International Core PLUS Portfolio

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
Up to and including $20 billion	0.150%
In excess of $20 billion up to and including $25 billion	0.110%
In excess of $25 billion	0.100%

, plus an annual flat fee of $32,500 if the EQ/International Core PLUS Portfolio’s total average net assets are less than $5 billion. For a more detailed description of the fees and expenses of the Portfolios, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Portfolios” below.

•

Following the Reorganization, the combined Portfolio will be managed in accordance with the investment objective, policies, and strategies of the EQ/International Core PLUS Portfolio. It is not expected that the EQ/International Core PLUS Portfolio will revise any of its investment policies following the Reorganization to reflect those of the Multimanager International Equity Portfolio. FMG LLC has reviewed the Multimanager International Equity Portfolio’s current portfolio holdings and determined that, because both Portfolios invest in foreign securities, the Multimanager International Equity Portfolio’s holdings are generally consistent and compatible with the EQ/International Core PLUS Portfolio’s current portfolio composition and investment objectives, policies, and strategies and, thus, a large majority of the Multimanager International Equity Portfolio’s assets could be transferred to and held by the EQ/International Core PLUS Portfolio if the Reorganization is approved. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. If the Reorganization is approved, the Manager will liquidate that portion of the Multimanager International Equity Portfolio’s holdings that, based on market conditions and an assessment by the Manager and the EQ/International Core PLUS Portfolio’s Advisers, is not compatible with the EQ/International Core PLUS Portfolio’s current portfolio composition or investment objective, policies, or strategies. The proceeds of such liquidation will be held in temporary investments or reinvested in assets that are consistent with the EQ/International Core PLUS Portfolio’s investment objective, policies and strategies. Although any sale of portfolio investments in connection

91

with the Reorganization would be conducted in an orderly manner, the need for the Portfolio to sell such investments may result in its selling securities at a disadvantageous time and price and could result in the Portfolio’s realizing gains or losses (which could be significant) that otherwise would not have been realized and incurring transaction costs that otherwise would not have been incurred.

•

The Multimanager International Equity Portfolio will bear its proportionate share (based on the fraction that its shareholder accounts bears to the aggregate shareholder accounts of all Acquired Portfolios covered by the Merger Plan, i.e., those mentioned below, at the Valuation Time) of the first $325,000 of the “’Identified Expenses’ (as defined below under ‘Additional Information about the Reorganizations — Terms of the Reorganization Plans’)” of the Reorganizations of the Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager International Equity Portfolios. FMG LLC generally will bear expenses of the Reorganizations of these Portfolios in excess of this amount, subject to certain limitations. The expenses of these Reorganizations attributable to the Multimanager International Equity Portfolio are approximated to be $102,000, which will be incurred by the Portfolio. For additional information, please refer to “Additional Information About the Reorganizations — Terms of the Reorganization Plans” below.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of each Portfolio and the estimated pro forma fees and expenses of each class of shares of the Acquiring Portfolio after giving effect to the proposed Reorganization. Fees and expenses for each Portfolio are based on those incurred by each class of its shares for the fiscal year ended December 31, 2013. The pro forma fees and expenses of the Acquiring Portfolio Shares assume that the Reorganization has been in effect for the year ended December 31, 2013. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Multimanager International Equity Portfolio	EQ/International Core PLUS Portfolio	Pro Forma EQ/International Core PLUS Portfolio (assuming the Reorganization is approved)
Not applicable.	Not applicable.	Not applicable.

92

Annual Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	Multimanager International Equity Portfolio			EQ/International Core PLUS Portfolio			Pro Forma EQ/ International Core PLUS Portfolio (assuming the Reorganization is approved)
	Class A	Class B	Class K	Class IA	Class IB	Class K	Class IA	Class IB	Class K
Management Fee	0.85%	0.85%	0.85%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%	None	0.25%	0.25%	None	0.25%	0.25%	None
Other Expenses	0.30%	0.25%	0.30%	0.20%	0.20%	0.20%	0.16%	0.16%	0.16%
Acquired Fund Fees and Expenses	N/A	N/A	N/A	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Portfolio Operating Expenses	1.40%	1.35%	1.15%	1.09%	1.09%	0.84%	1.05%	1.05%	0.80%
Fee Waiver and Expense Reimbursement†	-0.10%	-0.05%	-0.10%	N/A	N/A	N/A	N/A	N/A	N/A
Net Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.30%	1.30%	1.05%	1.09%	1.09%	0.84%	1.05%	1.05%	0.80%

†	Pursuant to a contract, FMG LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Multimanager International Equity Portfolio through April 30, 2015 (unless the VIP Board consents to an earlier revision or termination of this arrangement) so that the annual operating expenses of the Multimanager International Equity Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Multimanager International Equity Portfolio invests, dividend and interest expenses on securities sold short, and extraordinary expenses) do not exceed an annual rate of average daily net assets of 1.30% for Class A and Class B shares and 1.05% for Class K shares of the Multimanager International Equity Portfolio. The Expense Limitation Agreement may be terminated by FMG LLC at any time after April 30, 2015.

93

Example of Portfolio Expenses

This example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other investment options. The example assumes that:

•	You invest $10,000 in a Portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The Portfolio’s operating expenses remain the same; and

•	The Expense Limitation Agreement currently in effect for the Multimanager International Equity Portfolio is not renewed.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multimanager International Equity Portfolio
Class A	$132	$433	$756	$1,671
Class B	$132	$423	$735	$1,620
Class K	$107	$355	$623	$1,389
EQ/International Core PLUS Portfolio
Class IA	$111	$347	$601	$1,329
Class IB	$111	$347	$601	$1,329
Class K	$86	$268	$466	$1,037
Pro Forma EQ/International Core PLUS Portfolio (assuming the Reorganization is approved)
Class IA	$107	$334	$579	$1,283
Class IB	$107	$334	$579	$1,283
Class K	$82	$255	$444	$990

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the fiscal year ended December 31, 2013, the portfolio turnover rate for the Multimanager International Equity Portfolio and EQ/International Core PLUS Portfolio was 38% and 15%, respectively, of the average value of the Portfolio.

94

Comparison of Investment Objectives, Policies, and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Multimanager International Equity Portfolio with those of the EQ/International Core PLUS Portfolio. Each Trust’s Board may change the investment objective of a Portfolio without a vote of the Portfolio’s shareholders. For more detailed information about each Portfolio’s investment strategies and risks, see Appendix C.

	Acquiring Portfolio	Acquired Portfolio
	EQ/International Core PLUS Portfolio	Multimanager International Equity Portfolio
Investment Objective	Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.	Same.
Principal Investment Strategies	The Portfolio invests primarily in foreign equity securities (or other financial instruments that derive their value from the securities of such companies).	Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including at least 65% of its total assets in equity securities of foreign companies (securities of companies organized outside of the U.S. and that are traded in markets outside the U.S.). This policy may not be changed without providing at least sixty (60) days’ written notice to the Portfolio’s shareholders.
	No corresponding strategy.	For purposes of this Portfolio, equity securities shall include common stocks, preferred stocks, and other equity securities, and financial instruments that derive their value from such securities. Foreign securities include securities issued by companies in countries with either developed or developing economies. The Portfolio may invest in issuers of any size. The Portfolio intends to invest primarily in common stocks, but it may also invest in other equity securities that the Advisers believe provide opportunities for capital growth.

95

Acquiring Portfolio	Acquired Portfolio
EQ/International Core PLUS Portfolio	Multimanager International Equity Portfolio

The Portfolio’s assets normally are allocated among three or more Advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. One portion of the Portfolio is an Active Allocated Portion; one portion of the Portfolio is an Index Allocated Portion; and one portion of the Portfolio is an ETF Allocated Portion.

Under normal circumstances, the Active Allocated Portion consists of approximately 30% of the Portfolio’s net assets, the Index Allocated Portion consists of approximately 60% of the Portfolio’s net assets and the ETF Allocated Portion consists of approximately 10% of the Portfolio’s net assets.

The Manager will generally allocate the Portfolio’s assets among three or more Advisers, each of which will manage its portion of the Portfolio using different yet complementary investment strategies. Under normal circumstances, one portion of the Portfolio will be an Index Allocated and the other portions of the Portfolio will be Active Allocated Portions.

Under normal circumstances, the Manager anticipates allocating approximately 50% of the Portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. These percentages are targets established by the Manager and actual allocations between the portions may deviate from these targets by up to 20% of the Portfolio’s net assets.

The Active Allocated Portion invests primarily in equity securities of foreign companies, including emerging market securities, that, in the view of the Advisers, have good prospects for future growth. Other factors, such as country and regional factors, are considered by the Advisers. The Active Allocated Portion the Advisers may sell a security for a variety of reasons, such as to make other investments believed by an Adviser to offer superior investment opportunities.	Each Active Allocated Portion invests primarily in equity securities of foreign companies that, in the view of the Adviser, have good prospects for future growth. Other factors, such as country and regional factors, are considered by the Adviser. The Active Allocated Portions’ Advisers may sell a security for a variety of reasons, such as to make other investments believed by an Adviser to offer superior investment opportunities.
The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the MSCI EAFE Index with minimal tracking error. This strategy is commonly referred to as an indexing strategy. Generally, the Index Allocated Portion uses a full replication technique, although in certain instances a sampling approach may be utilized for a portion of the Index Allocated Portion. The Index Allocated Portion also may invest in other instruments, such as futures and options contracts, that provide comparable exposure as the index without buying the underlying securities comprising the index.	Same.

96

Acquiring Portfolio	Acquired Portfolio
EQ/International Core PLUS Portfolio	Multimanager International Equity Portfolio
FMG LLC also may utilize futures and options, such as exchange-traded futures and options contracts on securities indices, to manage equity exposure. Futures and options can provide exposure to the performance of a securities index without buying the underlying securities comprising the index. They also provide a means to manage the Portfolio’s equity exposure without having to buy or sell securities. When market volatility is increasing above specific thresholds set for the Portfolio, the Manager may limit equity exposure either by reducing investments in securities, shorting or selling long futures and options positions on an index, increasing cash levels, and/or shorting an index. During such times, the Portfolio’s exposure to equity securities may be significantly less than that of a traditional equity portfolio. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance. The Portfolio may invest up to 25% of its assets in derivatives. It is anticipated that the Portfolio’s derivative instruments will consist primarily of exchange-traded futures and options contracts on securities indices, but the Portfolio also may utilize other types of derivatives. The Portfolio’s investments in derivatives may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not generally expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. In addition, the Portfolio generally does not intend to use leverage to increase its net investment exposure above approximately 100% of the Portfolio’s net asset value or below 0%. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.	Same.

97

Acquiring Portfolio	Acquired Portfolio
EQ/International Core PLUS Portfolio	Multimanager International Equity Portfolio
The ETF Allocated Portion invests in ETFs (the “Underlying ETFs”) that meet the investment criteria of the Portfolio as a whole. The Underlying ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval.	No corresponding strategy.

Comparison of Principal Risk Factors

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Portfolio. The following table compares the principal risks of an investment in each Portfolio. For an explanation of each such risk, see “Additional Information about the Reorganizations – Description of Risk Factors” below.

Risks	EQ/International Core PLUS Portfolio	Multimanager International Equity Portfolio
Cash Management Risk	X	X
Currency Risk	X	X
Custom Benchmark Risk	X	X
Derivatives Risk	X	X
Emerging Markets Risk	X	X
Equity Risk	X	X
ETF Risk	X
Foreign Securities Risk	X	X
Futures Contract Risk	X	X
Index Strategy Risk	X	X
Large-Cap Company Risk	X	X
Leverage Risk/Leveraging Risk	X	X
Mid-Cap and Small-Cap Company Risk	X	X
Short Position Risk	X	X
Volatility Management Risk	X	X

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolios’ average annual total returns for the past one, five and ten years (or since inception) through December 31, 2013 compared to the returns of a broad-based market index. The additional broad-based indexes show how the Portfolio’s performance compared with the returns of other indexes that have characteristics relevant to the Portfolio’s investment strategies, including volatility managed indexes. Past performance is not an indication of future performance.

98

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Multimanager International Equity Portfolio - Calendar Year Total Returns (Class B)

Best Quarter (% and time period) 25.14% (2009 2nd Quarter)	Worst Quarter (% and time period) -24.34% (2008 4th Quarter)

EQ/International Core PLUS Portfolio - Calendar Year Total Returns (Class IB)

Best Quarter (% and time period) 25.00% (2009 2nd Quarter)	Worst Quarter (% and time period) -25.28% (2008 4th Quarter)

Multimanager International Equity Portfolio

Average Annual Total Returns (For the periods ended December 31, 2013)	One Year	Five Years	Ten Years/ Since Inception
Multimanager International Equity Portfolio — Class A	18.18%	9.83%	5.05%
Multimanager International Equity Portfolio — Class B	18.10%	9.66%	4.84%
Multimanager International Equity Portfolio — Class K (Inception Date: August 26, 2011)	18.48%	N/A	12.78%
MSCI EAFE Index†	22.78%	12.44%	6.91%
Volatility Managed Index — International*	22.66%	11.27%	8.23%
40% DJ EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX200**	23.45%	11.29%	N/A
Volatility Managed Index — International Proxy‡	23.67%	10.88%	N/A

99

EQ/International Core PLUS Portfolio

Average Annual Total Returns (For the periods ended December 31, 2013)	One Year	Five Years	Ten Years/ Since Inception
EQ/International Core PLUS Portfolio — Class IA	17.49%	11.05%	5.61%
EQ/International Core PLUS Portfolio — Class IB	17.47%	10.90%	5.40%
EQ/International Core PLUS Portfolio — Class K (Inception Date: August 26, 2011)	17.78%	N/A	11.62%
MSCI EAFE Index†	22.78%	12.44%	6.91%
Volatility Managed Index — International*	22.66%	11.27%	8.23%
40% DJ EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX200**	23.45%	11.29%	N/A
Volatility Managed Index — International Proxy‡	23.67%	10.88%	N/A

†	The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding Canada and the United States. The index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
*	The Volatility Managed Index — International is an index that applies a formula to the MSCI EAFE Index adjusting the equity exposure of the MSCI EAFE Index when certain volatility levels are reached.
**	The 40% DJ EuroSTOXX 50 Index (“EuroSTOXX 50”) is a hypothetical combination of un-managed indexes. The composite index combines the total return of the DJ EuroSTOXX 50 Index at a weighting of 40%, the FTSE 100 Index at a weighting of 25%, the TOPIX Index at a weighting of 25% and the S&P/ASX 200 Index at a weighting of 10%. The DJ EuroSTOXX 50 Index is Europe’s leading Blue-chip index for the Eurozone, provides a Blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The FTSE 100 Index is a market-capitalization weighted index representing the performance of the 100 largest blue chip companies listed on the London Stock Exchange, which meet the FTSE’s size and liquidity screening. The TOPIX Index, is a free-float adjusted capitalization-weighted index that is calculated based on all the domestic common stocks listed on the TSE First Section. The S&P/ASX 200 Index is recognized as the primary investable benchmark in Australia. The S&P/ASX 200 Index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of Australian equity market capitalization.
‡	The Volatility Managed Index — International Proxy is an index that applies a formula to a blend of 40% Euro Stoxx 50, 25% FTSE 100, 25% TOPIX, and 10% S&P/ASX 200 adjusting the equity exposure of the International Proxy based when certain volatility levels are reached.

100

Capitalization

The following table shows the capitalization of each Portfolio as of December 31, 2013, and of the EQ/International Core PLUS Portfolio on a pro forma combined basis as of December 31, 2013, after giving effect to the proposed Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Multimanager International Equity Portfolio — Class A	$13.7	$12.03	1,138,735
EQ/International Core PLUS Portfolio — Class IA	$11.1	$10.31	1,078,274
Adjustments*	$—	$—	190,229
Pro forma EQ/International Core PLUS Portfolio — Class IA (assuming the Reorganization is approved)	$24.8	$10.31	2,407,238
Multimanager International Core Equity Portfolio — Class B	$106.5	$12.01	8,867,746
EQ/International Core PLUS Portfolio — Class IB	$1,566.6	$10.32	151,745,858
Adjustments*	$—	$—	1,442,793
Pro forma EQ/International Core PLUS Portfolio — Class IB (assuming the Reorganization is approved)	$1,673.0	$10.32	162,056,397
Multimanager International Equity Portfolio — Class K	$233.0	$12.03	19,365,240
EQ/International Core PLUS Portfolio — Class K	$393.8	$10.31	38,184,268
Adjustments*	$—	$—	3,230,694
Pro Forma EQ/International Core PLUS Portfolio — Class K (assuming the Reorganization is approved)	$626.8	$10.31	60,780,202

*	Reflects adjustment for additional shares issued of the Acquiring Portfolio

After careful consideration, the VIP Board unanimously approved the Merger Plan with respect to the Multimanager International Equity Portfolio. Accordingly, the Board has submitted the Merger Plan for approval by this Portfolio’s shareholders. The Board recommends that you vote “FOR” Proposal 8.

101

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Reorganization Plans

The terms and conditions under which the Reorganizations would be completed are contained in the respective Reorganization Plans. The following summary thereof is qualified in its entirety by reference to the Reorganization Plans, copies of the forms of which are attached to this Proxy Statement/Prospectus as Appendix A and Appendix B.

Each Reorganization will involve an Acquiring Portfolio’s acquiring all the assets of the corresponding Acquired Portfolio in exchange solely for Acquiring Portfolio Shares and the Acquiring Portfolio’s assumption of all the Acquired Portfolio’s liabilities. Each Reorganization Plan further provides that, on or as promptly as reasonably practicable after the Closing Date, each Acquired Portfolio will distribute the Acquiring Portfolio Shares it receives in the Reorganization to its shareholders, for the benefit of the Separate Accounts, as applicable, and thus the Contractholders, by class. The number of full and fractional Acquiring Portfolio Shares each shareholder will receive (for the benefit of each Separate Account, as applicable) will be equal in net asset value (“NAV”) (as determined in accordance with the Trusts’ normal valuation procedures), as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the corresponding Acquired Portfolio Shares the shareholder holds at that time (for the benefit thereof, as applicable). After such distribution, VIP Trust will take all necessary steps under its Agreement and Declaration of Trust and Delaware and any other applicable law to effect a complete termination of each Acquired Portfolio.

Either Board may terminate or delay a Reorganization Plan with respect to, and abandon or postpone, any Reorganization or all Reorganizations at any time prior to the Closing Date, before or after approval by the relevant Acquired Portfolio’s shareholders, if circumstances develop that, in that Board’s opinion, make proceeding with a Reorganization inadvisable for a Portfolio. The consummation of each Reorganization also is subject to various conditions, including approval of the Reorganization by the applicable Acquired Portfolio’s shareholders, completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal income tax consequences of the Reorganization (see below) and other customary corporate and securities matters. Subject to the satisfaction of those conditions, each Reorganization will take place immediately after the close of business on the Closing Date.

The VIP Board, including its Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of either Trust (the “Independent Trustees”), has determined, with respect to each Acquired Portfolio, that the interests of the Acquired Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquired Portfolio. Similarly, the EQ Board, including its Independent Trustees, has determined, with respect to each Acquiring Portfolio, that the interests of

102

the Acquiring Portfolio’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Acquiring Portfolio.

Pursuant to the Shell Reorganization Plan, each of the New Multimanager Aggressive Equity, New Multimanager Technology, New Multimanager Core Bond, New Multimanager Mid Cap Growth, and New Multimanager Mid Cap Value Portfolios will bear its proportionate share (based on the fraction that the shareholder accounts of its corresponding Acquired Portfolio bears to the aggregate shareholder accounts of all Acquired Portfolios covered by that plan at the Valuation Time) of 50% of the first $300,000 of the following expenses of the Reorganizations involving those Portfolios, subject to an aggregate maximum of $150,000 for those Acquiring Portfolios (collectively, “Identified Expenses”): (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing this Proxy Statement/Prospectus, and printing and distributing each such Acquiring Portfolio’s prospectus and each such Acquired Portfolio’s proxy materials, (2) legal and accounting fees in connection with those Reorganizations, and (3) expenses of holding the Meeting of those Acquired Portfolios’ shareholders (including any adjournment or postponement thereof). FMG LLC will bear the expenses of the Reorganizations of those Portfolios in excess of that amount, except that (a) FMG LLC will not bear any brokerage or similar expenses incurred by or for the benefit of any Portfolio in connection with those Reorganizations, (b) all expenses other than Identified Expenses will be borne by the Portfolio that directly incurs them, and (c) expenses will be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a “regulated investment company” for federal tax purposes (“RIC”) or would prevent the Reorganization in which it participates from qualifying as a tax-free reorganization. The expenses of the Reorganizations attributable to the New Multimanager Aggressive Equity, New Multimanager Technology, New Multimanager Core Bond, New Multimanager Mid Cap Growth, and New Multimanager Mid Cap Value Portfolios are estimated at approximately $312,000, $149,000, $83,000, $57,000, and $55,000, respectively.

Pursuant to the Merger Plan, each of the Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager International Equity Portfolios will bear its proportionate share (based on the fraction that its shareholder accounts bear to the aggregate shareholder accounts of all Acquiring Portfolios covered by that plan at the Valuation Time) of the first $325,000 of the Identified Expenses of the Reorganizations covered thereby. FMG LLC generally will bear expenses of the Reorganizations of those Portfolios in excess of that amount, except that (a) FMG LLC will not bear any brokerage or similar expenses incurred by or for the benefit of any Portfolio in connection with those Reorganizations, (b) all expenses other than Identified Expenses will be borne by the Portfolio that directly incurs them, and (c) expenses will be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC or would prevent the Reorganization in which it participates from qualifying as a tax-free reorganization. The expenses of the Reorganizations attributable to the

103

Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager International Equity Portfolios are estimated at approximately $35,000, $80,000, and $102,000, respectively.

Approval of a Reorganization Plan with respect to an Acquired Portfolio covered thereby will require a majority vote of its shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. If a Reorganization Plan is not approved with respect to an Acquired Portfolio by its shareholders or its Reorganization is not consummated for any other reason, the VIP Board will consider other possible courses of action. The consummation of any one Reorganization is not contingent on the consummation of any other Reorganization. Please see “Voting Information” below for more information.

Description of the Securities to Be Issued

The shareholders of each Acquired Portfolio will receive Class IA, Class IB, or Class K shares of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the Reorganization Plans. Each such share will be fully paid and non-assessable by EQ Trust when issued and will have no preemptive or conversion rights.

EQ Trust may issue an unlimited number of authorized shares of beneficial interest, par value $0.001 per share. EQ Trust’s Amended and Restated Declaration of Trust, as amended (“Declaration of Trust”) authorizes the Board to issue shares in different series and classes. In addition, the Declaration of Trust authorizes the Board to create new series and to name the rights and preferences of the shareholders of each series. The EQ Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences. Each Acquiring Portfolio is a series of EQ Trust.

EQ Trust currently offers three classes of shares – Class IA, Class IB, and Class K shares. EQ Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class IA and IB shares of the Acquiring Portfolios. The maximum distribution and/or service (12b-1) fee for each Acquiring Portfolio’s Class IA and IB shares is equal to an annual rate of 0.25% of the average daily net assets attributable to those shares. Because these distribution/service fees are paid out of an Acquiring Portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

At a meeting of the VIP Board held on December 4, 2013, FMG LLC recommended that each Acquired Portfolio be reorganized into its corresponding Acquiring Portfolio. FMG LLC noted that, in addition to evaluating regularly the performance of each Adviser to a portfolio of VIP Trust, it continually reviews the overall line-up of

104

investment options and conducts in-depth analysis to reduce duplicative offerings. FMG LLC noted that a significant part of its analysis is devoted to a detailed review of each Portfolio’s attributes and features to determine whether duplicative offerings may be combined, to ascertain the future viability of each Portfolio, to promote operational efficiencies and to take additional steps to strengthen VIP Trust’s and EQ Trust’s line-up. With respect to the Reorganizations of the Multimanager Aggressive Equity, Multimanager Core Bond, Multimanager Technology, Multimanager Mid Cap Growth, and Multimanager Mid Cap Value Portfolios (the “Shell Reorganizations”), FMG LLC noted that VIP Trust had initially consisted of series of Portfolios with multiple Advisers, whereas EQ Trust typically utilized a single Adviser to execute a Portfolio’s investment strategy. FMG LLC informed the VIP Board that this differentiation had eroded over time and that many of EQ Trust’s Portfolios now utilize multiple Advisers to execute their investment strategies. FMG LLC noted that there was a significant overlap in the line-up of Advisers between VIP Trust and EQ Trust and that containing all Portfolios with multiple Advisers within EQ Trust would (i) provide additional consistency, clarity and transparency to existing and potential Contractholders and (ii) promote operational efficiencies by streamlining compliance, administrative, board reporting and investment review functions.

With respect to the Reorganizations of the Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager International Equity Portfolios (the “Fund Reorganizations”), FMG LLC informed the VIP Board that there was a significant overlap between the offerings by VIP Trust and EQ Trust in the large capitalization and international equity sectors. In this regard, FMG LLC noted that the Fund Reorganizations were primarily intended to eliminate these duplicative offerings between VIP Trust and EQ Trust in order to promote operational efficiencies by streamlining compliance, administrative, board reporting and investment review functions. As with the Shell Reorganizations, FMG LLC reiterated the potential benefits of containing all Portfolios with multiple Advisers within EQ Trust. In order to enhance continuity between the Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager International Equity Portfolios, FMG LLC noted that it was proposing that Thornburg Investment Management, MFS Investment Management, and EARNEST Partners, LLC, each currently an Adviser to an Allocated Portion of the Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager International Equity Portfolios, respectively, be added as Advisers to the corresponding Acquiring Portfolios.

In determining whether to approve the Reorganization Plans with respect to each Acquired Portfolio and recommend its approval to shareholders, the VIP Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the potential benefits of the Reorganizations to shareholders; (2) comparisons of the Portfolios’ investment objectives, policies, strategies and risks; (3) the effect of a Reorganization on an Acquired Portfolio’s annual operating expenses, including fees, and shareholder costs; (4) the relative historical performance records of the Acquired and Acquiring Portfolios; (5) the direct or indirect federal

105

income tax consequences of the Reorganizations to shareholders and Contractholders; (6) the terms and conditions of the Reorganization Plans and whether the Reorganizations would result in dilution of shareholder interests; (7) the potential benefits of the Reorganizations to other persons, including FMG LLC and its affiliates as discussed below in the section entitled “Potential Benefits of the Reorganizations to FMG LLC and its Affiliates;” and (8) possible alternatives to the Reorganizations, including the potential benefits and detriments of maintaining the current structure.

In connection with the VIP Board’s consideration of the proposed Reorganizations, the Independent Trustees requested, and FMG LLC provided to the VIP Board, information regarding the factors set forth above as well as other information relating to the Reorganizations.

In reaching the decision to recommend approval of the Reorganizations, the VIP Board, including the Independent Trustees, concluded that each Portfolio’s participation in the relevant Reorganization is in its best interests and that the interests of existing shareholders of that Portfolio would not be diluted as a result of the Reorganization. The VIP Board’s conclusion was based on a number of factors, including the following:

•

The Reorganizations will permit shareholders invested in each of the Acquired Portfolios to continue to allocate amounts to a Portfolio that pursues a substantially similar investment objective and investment policies and that the Reorganizations will permit shareholders invested in each of the Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager International Equity Portfolios to do so in the context of a larger fund with lower total expense ratios, the potential for better growth prospects, greater opportunities for portfolio diversification and the potential for lower expenses through greater economies of scale.

•

The annual operating expense ratios for the Class IA, Class IB, and Class K shares of each Acquiring Portfolio are expected to be the same as, or lower than, those of the corresponding classes of shares of the corresponding Acquired Portfolio for the previous fiscal year, assuming that the expense limitation arrangements in place for the New Multimanager Mid Cap Growth and New Multimanager Mid Cap Value Portfolios remain in effect.

•	FMG LLC will continue to serve as the investment manager and administrator of the Acquiring Portfolios following the Reorganizations.

•

The current Advisers to the Multimanager Aggressive Equity, Multimanager Technology, Multimanager Core Bond, Multimanager Mid Cap Growth, and Multimanager Mid Cap Value Portfolios will continue to serve as the Advisers to those Portfolios.

•

It is anticipated that Thornburg Investment Management, MFS Investment Management, and EARNEST Partners, LLC, each currently an Adviser to an Allocated Portion of the Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager International Equity Portfolios, respectively, will

106

be added as Advisers to the EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, and EQ/International Core PLUS Portfolios, respectively, following the Reorganizations.

•

As a result of the Reorganizations, each shareholder of Class A, Class B, or Class K shares of an Acquired Portfolio would hold, immediately after the Closing Date, Class IA, Class IB, or Class K shares of the corresponding Acquiring Portfolio, as applicable, having an aggregate value equal to the aggregate value of the relevant Acquired Portfolio Shares such shareholder holds as of the Closing Date.

•

The Reorganizations will be effected on the basis of each participating Portfolio’s NAV, which will be determined in connection with each Reorganization in accordance with VIP Trust’s or EQ Trust’s normal valuation procedures, as applicable, which are identical for all of the Portfolios.

•	Shareholders will not pay sales charges in connection with the Reorganizations.

•	The Reorganizations are not expected to have any adverse tax results to Contractholders.

On the basis of the information provided to it and its evaluation of that information, the VIP Board, including the Independent Trustees, voted unanimously to approve each Reorganization Plan and to recommend that the shareholders of each Acquired Portfolio also approve the relevant Reorganization Plan.

Potential Benefits of the Reorganizations to FMG LLC and its Affiliates

FMG LLC may realize benefits in connection with the Reorganizations. For example, the profitability from the fees payable to FMG LLC by the Acquiring Portfolios may be higher than the profits derived from the fees paid by the corresponding Acquired Portfolios. In addition, the Reorganizations will reduce FMG LLC’s obligations under expense limitation arrangements currently in effect for certain Acquired Portfolios by reorganizing those Acquired Portfolios into Acquiring Portfolios with lower expense ratios, no expense limitation arrangements, and/or that operate below their expense caps. The reduction of certain expense waiver or reimbursement obligations may result in increased profits to FMG LLC.

AllianceBernstein L.P., an affiliate of FMG LLC and an Adviser to certain of the Acquiring Portfolios, may also experience increased profitability in connection with the Reorganizations to the extent that its assets under management increase as a result of a Reorganization or it derives higher revenues or profits from the fees payable by the Acquiring Portfolios than from fees currently paid by the Acquired Portfolios.

In addition, the Portfolios are offered and sold through Contracts issued by AXA Equitable and its affiliates that may provide certain death benefit, income benefit or other guarantees to Contractholders. In providing these guarantees, AXA Equitable assumes the risk that Contractholder account values will not be sufficient

107

to pay the guaranteed amounts when due, and therefore that AXA Equitable will have to use its own resources to cover any shortfall. AXA Equitable may enter into hedging transactions from time to time that are intended to help manage its risks under these guarantees. The Reorganizations described in this Proxy Statement/Prospectus may enhance AXA Equitable’s ability to manage this risk, for example, by eliminating a Portfolio that has underperformed expectations. This could have a positive impact on AXA Equitable’s profitability and/or financial position.

Description of Risk Factors

A Portfolio’s performance may be affected by one or more of the following risks, which are described in detail in Appendix C “More Information on Risk Factors.”

Cash Management Risk:    Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, a Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as each Trust’s custodian or its affiliates. A Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Credit Risk:    The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Custom Benchmark Risk:    Certain of the Portfolios’ benchmarks were created by the Manager to show how the Portfolio’s performance compares with the returns of volatility managed indices. There is no guarantee that a Portfolio will outperform these or any benchmark.

Derivatives Risk:    A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions.

Equity Risk:    In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic, and political conditions and other factors.

108

ETF Risk:    A Portfolio that invests in ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and lower-rated securities risk. ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio. Shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. There is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investment in the ETF could be substantially and adversely affected.

Foreign Securities Risk:    Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk:    Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in

109

interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Emerging Markets Risk:    There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Futures Contract Risk:    The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk:    A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk:    The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration.

110

Investment Grade Securities Risk:    Debt securities commonly are rated by national bond ratings agencies. Investment grade securities are securities rated BBB or higher by S&P or Fitch or Baa or higher by Moody’s. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Investment Style Risk:    An Adviser may use a particular style or set of styles — in this case “growth” or “value” styles — to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods.

Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. They also may increase the volatility of the Portfolio’s share price.

Value stocks are subject to the risks that notwithstanding that a stock is selling at a discount to a its perceived true worth, the market will never fully recognize their intrinsic value. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced.

Large-Cap Company Risk:    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leverage or Leveraging Risk:    When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions, invests in collateral from securities loans or borrows money. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

111

Mid-Cap and Small-Cap Company Risk:    Investments in mid- and small-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and a Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. In general, these risks are greater for small-cap companies than for mid-cap companies.

Mortgage-Backed and Asset-Backed Securities Risk:    The risk that the principal on mortgage- and asset-backed securities held by a Portfolio will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of and defaults by the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio.

Portfolio Turnover Risk:    High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Redemption Risk:    The Multimanager Core Bond Portfolio and New Multimanager Core Bond Portfolio may experience periods of heavy redemptions that could cause the Portfolios to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risks of Investing in Other Investment Companies:    A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest and the ability of the Portfolio to meet its

112

investment objective will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Sector Concentration Risk:    A Portfolio that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Short Position Risk:    A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.

Technology Sector Risk:    The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Volatility Management Risk:    The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of a Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of a Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a

113

timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent a Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

Federal Income Tax Consequences of the Reorganizations

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a condition to consummation of each Reorganization, each Trust will receive an opinion from K&L Gates LLP (“Counsel”), with respect to the Reorganization and the Portfolios participating therein and their shareholders, substantially to the effect that, based on the facts and assumptions stated therein and conditioned on certain representations of each Trust being true and complete on the Closing Date and consummation of the Reorganization in accordance with the applicable Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Counsel has not approved), for federal income tax purposes: (1) the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code in the case of each Reorganization covered by the Shell Reorganization Plan (each, a “Shell Reorganization”) and section 368(a)(1)(D) of the Code in the case of each Reorganization covered by the Merger Plan (each, a “D Reorganization”)), and each Portfolio will be a “party to a reorganization” (within the meaning of section 368(b) of the Code); (2) neither Portfolio will recognize any gain or loss on the Reorganization; (3) an Acquired Portfolio shareholder will not recognize any gain or loss on the exchange of its Acquired Portfolio Shares for Acquiring Portfolio Shares; (4) an Acquired Portfolio shareholder’s aggregate tax basis in the Acquiring Portfolio Shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in its Acquired Portfolio Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio shares, and its holding period for those Acquiring Portfolio shares will include, in each instance, its holding period for those Acquired Portfolio shares, provided the shareholder holds the latter as capital assets on the Closing Date; (5) the Acquiring Portfolio’s tax basis in each asset the Acquired Portfolio transfers to it will be the same as the Acquired Portfolio’s tax basis therein immediately before the Reorganization, and the Acquiring Portfolio’s holding period for each such asset will include the Acquired Portfolio’s holding period therefor (except where the Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period); and (6) in the case of each Shell Reorganization, for purposes of section 381 of the Code each Acquiring Portfolio will be treated just as its corresponding Acquired Portfolio would have been treated if there had been no Reorganization, with the consequences that (a) the Reorganization will not result in the termination of the Acquired Portfolio’s taxable year, (b) the Acquired Portfolio’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Portfolio as if there had been no Reorganization, and (c)

114

the part of the Acquired Portfolio’s taxable year before the Reorganization will be included in the Acquiring Portfolio’s taxable year after the Reorganization. Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Portfolios participating therein or the participating Acquired Portfolio’s shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or, in the case of a D Reorganization’s, on the termination or transfer thereof) under a mark-to-market system of accounting.

Contractholders who had premiums or contributions allocated to the investment divisions of the Separate Accounts that are invested in Acquired Portfolio Shares generally will not recognize any gain or loss as a result of the Reorganizations. If an Acquired Portfolio sells securities before its Reorganization, it may recognize gains or losses on those sales. Any net gains recognized on those sales would increase the amount of any distribution that such an Acquired Portfolio must make to its shareholders before consummating its Reorganization.

As a result of a Reorganization, the participating Acquiring Portfolio will succeed to certain tax attributes of the corresponding Acquired Portfolio, except that, in the case of a D Reorganization, the amount of the latter’s accumulated capital loss carryovers that the former may use to offset capital gains it recognizes after the Reorganization -- generally in no more than the eight succeeding taxable years for losses incurred in taxable years ended before January 1, 2011 -- will be subject to an annual limitation under sections 382 and 383 of the Code. Under the Regulated Investment Company Modernization Act of 2010, an Acquiring Portfolio may carry over (and, in the case of an Acquiring Portfolio in a D Reorganization, use subject to the sections 382/383 limitation) capital losses the corresponding Acquired Portfolio incurred in taxable years that began after December 31, 2010, including any net capital loss that Acquired Portfolio sustains during its taxable year ending on the Closing Date and any net unrealized built-in loss that Acquired Portfolio has on that date, for an unlimited period. However, any losses incurred during future taxable years must be utilized before the losses incurred in pre-2011 taxable years. As a result of this ordering rule, pre-2011 capital loss carryovers may be more likely to expire unused. Additionally, post-2010 capital losses that are carried over will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

In general, the sections 382/383 limitation applicable to an Acquiring Portfolio in a D Reorganization for each taxable year will equal the sum of (1) the product of the NAV of the corresponding Acquired Portfolio as of the Closing Date (the “Acquired Portfolio’s NAV”) multiplied by the “long-term tax-exempt rate” (which is a market-based rate published by the Internal Revenue Service (the “Service”) each month, currently 3.56%) for the month in which the Closing Date occurs plus (2) the amount of any net unrealized built-in gain of that Acquired Portfolio as of the Closing Date that that Acquiring Portfolio recognizes in any taxable year all or part of which is in the period through the fifth anniversary of the Closing Date (as long as the amount of that

115

net unrealized built-in gain is greater than the lesser of (i) 15% of that Acquired Portfolio’s NAV or (ii) $10,000,000). The annual limitation will be proportionately reduced for the portion of an Acquiring Portfolio’s current taxable year after the Closing Date and for any subsequent short taxable year.

If a Reorganization fails to meet the requirements of Code section 368(a)(1), a Separate Account that is invested in shares of the Acquired Portfolio involved therein could realize a gain or loss on the transaction equal to the difference between its tax basis in those shares and the fair market value of the Acquiring Portfolio Shares it receives.

EQ Trust and VIP Trust have not sought a tax ruling from the Service but instead are acting in reliance on the opinion of Counsel discussed above. That opinion is not binding on the Service or the courts and does not preclude the Service from adopting a contrary position. Contractholders are urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

Rights of Shareholders of the Portfolios

The rights of shareholders of an Acquiring Portfolio involved in a D Reorganization are, and the rights of shareholders of the other Acquiring Portfolios will be, substantially similar to the rights of shareholders of the Acquired Portfolios. Each Trust is organized as a Delaware statutory trust. As such, each Trust’s operations are governed by its Declaration of Trust and Bylaws and applicable Delaware law. The operations of each Trust are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

Subject to the provisions of its Declaration, each Trust’s Board manages the business of the Trust. The Trustees have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers and fiduciary duties of the Trustees of EQ Trust are substantially the same as those of the Trustees of VIP Trust. EQ Trust’s Trustees are not the same persons who serve as trustees of VIP Trust. Information regarding the Trustees of EQ Trust is included in EQ Trust’s SAI, which is available upon request.

The beneficial interests in an Acquiring Portfolio involved in a D Reorganization are, and the beneficial interests in the other Acquiring Portfolios will be, represented by transferable shares, par value $0.001 per share. Shareholders do not have the right to demand or require EQ Trust to issue share certificates. The EQ Board has the power under the Declaration of Trust to establish new series and classes of shares; VIP Trust’s Trustees currently have a similar right. EQ Trust’s Declaration of Trust and VIP Trust’s Agreement and Declaration of Trust permit their respective Trustees to issue an unlimited number of shares of each class and series of the relevant Trust.

EQ Trust has established for each Acquiring Portfolio, Class IA, Class IB, and Class K Shares. Except as discussed in this Proxy Statement/Prospectus, Class IA, Class IB, and Class K Shares of each Acquiring Portfolio will have rights, privileges and terms similar to those of the classes of the Acquired Portfolios.

116

ADDITIONAL INFORMATION ABOUT THE ACQUIRING PORTFOLIOS

Management of EQ Trust

This section gives you information about EQ Trust, the Manager and the Advisers for the Acquiring Portfolios.

EQ Trust

EQ Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The EQ Board is responsible for the overall management of EQ Trust and each of its series (the “portfolios”), including the Acquiring Portfolios. EQ Trust issues shares of beneficial interest that are currently divided among eighty-six (86) portfolios, sixty-eight (68) of which have authorized Class IA, Class IB and Class K shares and the remaining eighteen (18) of which are authorized to issue only Class IB and Class K shares. This Proxy Statement/Prospectus describes the Class IA, Class IB, and Class K shares on behalf of the Acquiring Portfolios. Each Acquiring Portfolio has its own investment objective, investment strategies and risks, which have been previously described in this Proxy Statement/Prospectus. EQ Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for EQ Trust’s Class IA and Class IB shares.

The Manager

FMG LLC, 1290 Avenue of the Americas, New York, New York 10104, is the Manager to each portfolio. FMG LLC is registered with the SEC as an investment adviser under the 1940 Act. FMG LLC also is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended, and serves as a CPO with respect to the EQ/International Core PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, and EQ/Large Cap Value PLUS Portfolio. FMG LLC currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to each of the other Acquiring Portfolios. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. FMG LLC is an indirect, wholly owned subsidiary of AXA Equitable. AXA Equitable is a wholly-owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company. The address for AXA Equitable and AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104. The address for AXA is 25 Avenue Matignon, 75008, Paris France. FMG LLC serves as the investment adviser to mutual funds and other pooled investment vehicles, and, as of December 31, 2013, had $103.0 billion in assets under management.

The Manager has a variety of responsibilities for the general management and administration of EQ Trust and the portfolios. With respect to the EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, EQ/International Core PLUS, and New Multimanager Technology Portfolios, the Manager is responsible for, among other things, determining the asset allocation range for these Portfolios, selecting and monitoring the Advisers for these

117

Portfolios, advising the ETF Allocated Portions of a Portfolio (including selecting Underlying ETFs in which these Portfolios invest) and ensuring that asset allocations are consistent with the guidelines that have been approved by the EQ Board. The Manager also is responsible for developing and overseeing the proprietary research model used to manage the equity exposure of the EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, and EQ/International Core PLUS Portfolios. With respect to the New Multimanager Aggressive Equity, New Multimanager Core Bond, New Multimanager Mid Cap Growth and New Multimanager Mid Cap Value Portfolios, the Manager’s management responsibilities include the selection, monitoring and oversight of Advisers for these Portfolios and determining the allocation of assets among these Portfolios’ Allocated Portions.

The Manager plays an active role in monitoring each portfolio (or portion thereof) and Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the portfolios’ (or portions’ thereof) investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs due diligence reviews with each Adviser no less frequently than annually.

The Manager obtains detailed, comprehensive information concerning portfolio (or portion thereof) and Adviser performance and portfolio (or portion thereof) operations that is used to supervise and monitor the Advisers and the portfolio (or portion thereof) operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which portfolio (or portion thereof) performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the portfolios (or portions thereof). The Manager may appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the EQ Board. The Manager also may allocate a portfolio’s assets to additional Advisers subject to the approval of the EQ Board and has discretion to allocate each portfolio’s assets among a portfolio’s current Advisers. The Manager recommends Advisers for each portfolio to the EQ Board based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers.

If the Manager appoints, dismisses or replaces an Adviser to a portfolio or adjusts the asset allocation among Advisers in a portfolio the affected portfolio may experience a period of transition during which the securities held in the portfolio may be repositioned in connection with the change in Adviser(s). A Portfolio may not pursue its principal investment strategies during such a transition period and may incur increased

118

brokerage commissions and other transaction costs in connection with the change(s). Generally, transitions may be implemented before or after the effective date of the new Adviser’s appointment as an adviser to the portfolio, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, the past performance of a portfolio is not necessarily an indication of future performance. This may be particularly true for any portfolios that have undergone Adviser changes and/or changes to the investment objectives or policies of the portfolio.

The Manager is responsible for overseeing Advisers and recommending their hiring, termination and replacement to the EQ Board.

A committee of FMG LLC investment personnel (“Investment Committee”), (i) is primarily responsible for the selection, monitoring and oversight of each portfolio’s Adviser(s); and (ii) manages the ETF Allocated Portion of and the models used to manage ETF Allocated Portions of each of the EQ/International Core PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio and New Multimanager Technology Portfolio. The Investment Committee is responsible for determining the allocation of assets between the actively and passively managed portions of the EQ/International Core PLUS Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, New Multimanager Aggressive Equity Portfolio, New Multimanager Technology Portfolio, New Multimanager Core Bond Portfolio, New Multimanager Mid Cap Growth Portfolio, and New Multimanager Mid Cap Value Portfolio, overseeing the models used to manage these Portfolios, selecting and monitoring the Advisers for these Portfolios, and ensuring that asset allocations are consistent with the guidelines that have been approved by the EQ Board.

The Manager has received an exemptive order from the SEC to permit it and the EQ Board to appoint, dismiss and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the EQ Board, to appoint, dismiss and replace Advisers and to amend advisory agreements without obtaining shareholder approval. If a new Adviser is retained for a portfolio, shareholders will receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in the 1940 Act) (the “Affiliated Adviser”), such as AllianceBernstein L.P., AXA Investment Managers, Inc., and AXA Rosenberg Investment Management LLC, unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected portfolio’s shareholders. However, an amendment to an investment management agreement between FMG LLC and EQ Trust that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for approval.

119

Management and Administrative Fees

For management services, each Acquiring Portfolio pays FMG LLC a fee. The table below shows the annual rate of the management fees (as a percentage of each Acquiring Portfolio’s average daily net assets) that the Manager received in 2013 for managing each Acquiring Portfolio and the rate of the management fees waived by the Manager in 2013 in accordance with the provisions of the Expense Limitation Agreement, as defined below, between the Manager and EQ Trust with respect to each Acquiring Portfolio.

Acquiring Portfolio	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
New Multimanager Aggressive Equity Portfolio*	N/A	N/A
New Multimanager Technology Portfolio*	N/A	N/A
New Multimanager Core Bond Portfolio*	N/A	N/A
New Multimanager Mid Cap Growth Portfolio*	N/A	N/A
New Multimanager Mid Cap Value Portfolio*	N/A	N/A
EQ/Large Cap Core PLUS Portfolio	0.50%	0.00%
EQ/Large Cap Value PLUS Portfolio	0.47%	0.00%
EQ/International Core PLUS Portfolio	0.60%	0.00%

*	The New Multimanager Aggressive Equity, New Multimanager Technology, New Multimanager Core Bond, New Multimanager Mid Cap Growth, and New Multimanager Mid Cap Value Portfolios are newly organized and have not had any operations to date.

The table below shows the contractual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) payable by each of the New Multimanager Aggressive Equity, New Multimanager Technology, New Multimanager Core Bond, New Multimanager Mid Cap Growth, and New Multimanager Mid Cap Value Portfolios.

Portfolio Name	Management Fee Rate
	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
New Multimanager Aggressive Equity Portfolio	0.580%	0.550%	0.525%	0.500%	0.475%
New Multimanager Technology Portfolio	0.950%	0.900%	0.875%	0.850%	0.825%
New Multimanager Mid Cap Growth Portfolio	0.800%	0.750%	0.725%	0.700%	0.675%
New Multimanager Mid Cap Value Portfolio	0.800%	0.750%	0.725%	0.700%	0.675%

Portfolio Name	Management Fee Rate
	First $4 Billion	Next $4 Billion	Thereafter
New Multimanager Core Bond Portfolio	0.550%	0.530%	0.510%

The Advisers to the Acquiring Portfolios are paid by the Manager. Changes to the advisory fees may be negotiated, which could result in an increase or a decrease in the amount of the management fee retained by the Manager, without shareholder approval. A

120

discussion of the basis for the decision by the EQ Board to approve the investment management and advisory agreements with respect to the portfolios is available in EQ Trust’s Semi-Annual or Annual Reports to Shareholders for the periods ended June 30 and December 31.

FMG LLC also currently serves as the Administrator of EQ Trust. The administrative services provided to EQ Trust by FMG LLC include, among others, coordination of EQ Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of EQ Trust’s proxy voting policies and procedures and anti-money laundering program.

For administrative services, in addition to the management fee, the EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, EQ/International Core PLUS, New Multimanager Aggressive Equity, New Multimanager Technology, New Multimanager Core Bond, New Multimanager Mid Cap Growth, and New Multimanager Mid Cap Value Portfolios each pay FMG LLC its proportionate share of an asset-based administration fee for these Portfolios and certain other of EQ Trust’s portfolios (noted below), which is equal to an annual rate of:

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
First $20 billion	0.150%
Next $5 billion	0.110%
In excess of $25 billion	0.100%

, plus an annual flat fee of $32,500 per portfolio whose total average net assets are less than $5 billion. The other included portfolios are: the EQ/ Emerging Markets Equity PLUS Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/ International Value PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Natural Resources PLUS Portfolio, EQ/Real Estate PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Alliance Bernstein Small Cap Growth Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Templeton Global Equity Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/High Yield Bond Portfolio, and EQ/Convertible Securities Portfolio.

Expense Limitation Agreement

In the interest of limiting through April 30, 2015 (unless the EQ Board consents to an earlier revision or termination of this arrangement) the expenses of each Acquiring Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with EQ Trust with respect to these Acquiring Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Acquiring Portfolios listed below so that the annual operating expenses of each Acquiring Portfolio (other than interest, taxes, brokerage commissions, fees and

121

expenses of other investment companies in which an Acquiring Portfolio invests, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Acquiring Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Acquiring Portfolios	Total Expenses Limited to (% of daily net assets)
	Class IA Shares	Class IB Shares	Class K Shares
New Multimanager Aggressive Equity Portfolio	1.05%	1.05%	0.80%
New Multimanager Technology Portfolio	1.40%	1.40%	1.15%
New Multimanager Core Bond Portfolio	1.25%	1.25%	1.00%
New Multimanager Mid Cap Growth Portfolio	1.25%	1.25%	1.00%
New Multimanager Mid Cap Value Portfolio	1.25%	1.25%	1.00%
EQ/International Core PLUS	1.10%	1.10%	0.85%
EQ/Large Cap Core PLUS	1.00%	1.00%	0.75%
EQ/Large Cap Value PLUS	1.00%	1.00%	0.75%

The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Acquiring Portfolio’s expense ratio and such reimbursements do not exceed the Acquiring Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Acquiring Portfolio will be charged such lower expenses.

The Advisers

Each Acquiring Portfolio’s investments are selected by one or more Advisers, which act independently of one another. The following table describes each Acquiring Portfolio’s Adviser(s) and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, and EQ/International Core PLUS Portfolios is available in EQ Trust’s Statement of Additional Information dated May 1, 2013, as supplemented. Because the New Multimanager Aggressive Equity, New Multimanager Technology, New Multimanager Core Bond, New Multimanager Mid Cap Growth, and New Multimanager Mid Cap Value Portfolios have not yet commenced operations as of the date of this Proxy Statement/Prospectus, information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of these Portfolios is not available at this time.

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience
New Multimanager Aggressive Equity Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski Alwi Chan Xavier Poutas	Kenneth T. Kozlowski, Alwi Chan, and Xavier Poutas are jointly and primarily responsible for the (i) selection, monitoring and oversight of the New Multimanager Aggressive Equity Portfolio’s Advisers and (ii) allocating assets among the New Multimanager Aggressive Equity Portfolio’s Allocated Portions. Mr. Kozlowski, Mr. Chan, and Mr. Poutas have managed the New Multimanager Aggressive Equity Portfolio since its inception.

122

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience

Mr. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Senior Vice President of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of EQ Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007. Mr. Kozlowski served as Chief Financial Officer and Treasurer of EQ Trust from 2002 to 2007.

Mr. Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Vice President of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of EQ Trust since 2007.

Mr. Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Assistant Vice President of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

	AllianceBernstein L.P. (“AllianceBernstein”) 1345 Avenue of the Americas, New York, New York 10105 Portfolio Managers Judith DeVivo	The management of and investment decisions for the Index Allocated Portion of the New Multimanager Aggressive Equity Portfolio are made by AllianceBernstein’s Passive Equity Investment Team (“Passive Team”), which is responsible for management of all of AllianceBernstein’s Passive Equity accounts.

123

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience

Judith DeVivo, a Senior Vice President and Portfolio Manager for the Passive Team, is primarily responsible for the day-to-day management of the Index Allocated Portion of the Multimanager Aggressive Equity Portfolio. Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P Mid Cap, S&P Small Cap and Russell 2000 in addition to several customized accounts. Ms. DeVivo, a Senior Vice President and Portfolio Manager, joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time. Ms. DeVivo has managed the Index Allocated Portion of the New Multimanager Aggressive Equity Portfolio since its inception.

ClearBridge Investments, LLC (“ClearBridge”) 620 Eighth Avenue New York, NY 10018 Portfolio Managers Richard Freeman Evan Bauman

Richard Freeman and Evan Bauman have been responsible for the day-to-day management of a portion of the Active Allocated Portion of the New Multimanager Aggressive Equity Portfolio since its inception.

Mr. Freeman, Senior Portfolio Manager and Managing Director of ClearBridge since 1983, has more than 36 years of securities business experience, 30 years of which has been with ClearBridge or its predecessors.

Mr. Bauman, Portfolio Manager and Managing Director of ClearBridge, has been with ClearBridge or its predecessors since 1996. He has more than 16 years of investment industry experience.

	Scotia Institutional Asset Management US, Ltd. (“Scotia US”) 1 Adelaide Street East Toronto, Ontario, Canada M5C2V9 Portfolio Manager Noah Blackstein	Noah Blackstein has been primarily responsible for the day-to-day management of a portion of the Active Allocated Portion of the New Multimanager Aggressive Equity Portfolio since its inception. Mr. Blackstein is a Vice President of Scotia US and joined Scotia US in 1997 as a portfolio manager. Mr. Blackstein has more than 15 years of securities business experience, 12 of which have been with Scotia US.

Marsico Capital Management, LLC (“Marsico”) 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Managers Thomas F. Marsico Coralie Witter, CFA

Thomas F. Marsico and Coralie Witter have been responsible for the day-to-day management of a portion of the Active Allocated Portion of the New Multimanager Aggressive Equity Portfolio since its inception.

Mr. Marsico is the Chief Executive Officer and Chief Investment Officer of Marsico since its inception in 1997 and has over 30 years of experience as a securities analyst and a portfolio manager.

124

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience

Ms. Witter is a senior analyst and portfolio manager. She has been associated with Marsico as an investment professional since 2004 and has over 15 years of experience in the financial services industry, most of which has involved equity research.

	T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street Baltimore, MD 21202 Portfolio Manager Robert W. Sharps	An Investment Advisory Committee has been responsible for the day-to-day management of a portion of the Active Allocated Portion of the New Multimanager Aggressive Equity Portfolio since its inception. Robert W. Sharps, Vice President of T. Rowe Price, has primary responsibility for the day-to-day management of the Active Allocated Portion of the Portfolio and works with the committee in developing and executing the allocated portion’s investment program. Mr. Sharps has been chairman of the committee since 2002. He joined T. Rowe Price in 1997 and his investment experience dates from 1995.

Westfield Capital Management Company, L.P. (“Westfield”)

One Financial Center

Boston, MA 02111

Portfolio Managers

William A. Muggia

Ethan J. Meyers, CFA

John M. Montgomery

Hamlen Thompson

Bruce N. Jacobs, CFA

Investment decisions for a portion of the Active Allocated Portion of the New Multimanager Aggressive Equity Portfolio are made at the product level by consensus of the Westfield Investment Committee. Westfield’s Investment Committee is composed of the five team members listed below, a Portfolio Strategist, Economist and team of security analysts.

125

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience

Mr. Muggia is President, Chief Executive Officer and Chief Investment Officer. Mr. Muggia joined Westfield in 1994. He covers Healthcare and Energy, as well as provides overall market strategy. Mr. Muggia has managed a portion of the Active Allocated Portion of the New Multimanager Aggressive Equity Portfolio since its inception.

Mr. Meyers, CFA, is a Partner and Senior Security Analyst. Mr. Meyers joined Westfield in 1999. He covers Industrials and Business Services. Mr. Meyers has managed a portion of the Active Allocated Portion of the New Multimanager Aggressive Equity Portfolio since its inception.

Mr. Montgomery is a Partner and Portfolio Strategist of Westfield. Mr. Montgomery joined Westfield in 2006. Mr. Montgomery has managed a portion of the Active Allocated Portion of the New Multimanager Aggressive Equity Portfolio since its inception.

Mr. Thompson is a Partner and Senior Security Analyst. Mr. Thompson joined Westfield in 2003. He covers Energy and Industrials. Mr. Thompson has managed a portion of the Active Allocated Portion of the New Multimanager Aggressive Equity Portfolio since its inception. Mr. Jacobs, CFA, is a Partner and Senior Security Analyst.

Mr. Jacobs joined Westfield in 2003. He covers Medical Devices and Consumer Staples. Mr. Jacobs has managed a portion of the Active Allocated Portion of the New Multimanager Aggressive Equity Portfolio since its inception.

New Multimanager Technology Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski Alwi Chan Xavier Poutas	Kenneth T. Kozlowski, Alwi Chan, and Xavier Poutas are jointly and primarily responsible for the (i) selection, monitoring and oversight of the New Multimanager Technology Portfolio’s Advisers, (ii) allocating assets among the New Multimanager Technology Portfolio’s Allocated Portions, and (iii) selection of investments in ETFs for the New Multimanager Technology Portfolio’s ETF Allocated Portion. Mr. Kozlowski, Mr. Chan, and Mr. Poutas have managed the New Multimanager Technology Portfolio since its inception.

126

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience

Mr. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of EQ Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007. Mr. Kozlowski served as Chief Financial Officer and Treasurer of EQ Trust from 2002 to 2007.

Mr. Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of EQ Trust since 2007.

Mr. Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

Allianz Global Investors U.S. LLC (“AGI”) 555 Mission St. San Francisco, CA 94105 Portfolio Managers Huachen Chen Walter C. Price

Huachen Chen and Walter C. Price have been jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the New Multimanager Technology Portfolio since its inception.

Mr. Chen has been a Managing Director, Senior Analyst and Portfolio Manager since 2004 and has been associated with AGI as an investment professional since 1984.

Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of AGI since 1978. He joined AGI in 1974 as a Senior Securities Analyst.

127

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience
Wellington Management Company, LLP (“Wellington”) 280 Congress Street Boston, MA 02210 Portfolio Managers John F. Averill, CFA Bruce L. Glazer Anita M. Killian, CFA Michael T. Masdea

John F. Averill, CFA, Bruce L. Glazer, Anita M. Killian, CFA, and Michael T. Masdea have been jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the New Multimanager Technology Portfolio since its inception.

Mr. Averill, CFA, Senior Vice President and Global Industry Analyst of Wellington Management joined Wellington Management as an investment professional in 1994.

Mr. Glazer joined Wellington Management as an investment professional in 1997.

Ms. Killian, CFA, Director and Global Industry Analyst affiliated with Wellington Management joined Wellington Management as an investment professional in 2000.

Mr. Masdea, Vice President and Global Industry Analyst of Wellington Management joined Wellington Management as an investment professional in 2008. Prior to joining Wellington Management, Mr. Masdea was an investment professional at Credit Suisse from 1999 through 2008.

SSgA Funds Management, Inc. (“SSgA FM”) State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolio Managers Lynn Blake John Tucker

The Index Allocated Portion of the New Multimanager Technology Portfolio is managed by SSgA FM’s Global/Equity Beta Solutions Team. Portfolio Managers Lynn Blake and John Tucker have been jointly and primarily responsible for the day-to-day management of the Index Allocated Portion of the New Multimanager Technology Portfolio since its inception.

Ms. Blake is a Senior Managing Director of SSgA FM and CIO of Passive Equities. In this capacity, Lynn oversees a team of 65 portfolio managers globally, and over 1,000 portfolios with assets in excess of $750 billion. In addition, Lynn Blake Co-Chairs the SSgA Fiduciary Committee and is a member of the North American Product Development Committee, the IT Steering Committee, and the Senior Management Group. Prior to Lynn Blake’s current role, she was Head of Non-US Markets of passive equities, responsible for overseeing the management of all non-US equity index strategies, as well as serving as portfolio manager for several equity index portfolios.

128

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience
Mr. Tucker is a Managing Director of SSgA FM, and Co-Head of Passive Equity Strategies in North America. He is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds managed in Boston and Montreal. He is a member of the Senior Management Group. He joined State Street in 1988 and since that time has had portfolio management responsibilities.

New Multimanager Core Bond Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski Alwi Chan Xavier Poutas

Kenneth T. Kozlowski, Alwi Chan, and Xavier Poutas are jointly and primarily responsible for the (i) selection, monitoring and oversight of the New Multimanager Core Bond Portfolio’s Advisers, and (ii) allocating assets among the New Multimanager Core Bond Portfolio’s Allocated Portions. Mr. Kozlowski, Mr. Chan, and Mr. Poutas have managed the New Multimanager Core Bond Portfolio since its inception.

Mr. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of EQ Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007. Mr. Kozlowski served as Chief Financial Officer and Treasurer of EQ Trust from 2002 to 2007.

Mr. Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of EQ Trust since 2007.

129

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience
Mr. Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

BlackRock Financial Management, Inc. (“BFM”) 40 East 52nd Street New York, NY 10022 Portfolio Managers Brian Weinstein Bob Miller

Brian Weinstein and Bob Miller have been jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the New Multimanager Core Bond Portfolio since its inception.

Mr. Weinstein has been a Managing Director at BFM since 2007. Mr. Weinstein is a member of the Multi-Sector and Mortgage Investment Group within BlackRock Fundamental Fixed Income. He is head of Institutional Multi-Sector Portfolios.

Mr. Miller has been a Managing Director at BFM since 2011. Mr. Miller was the co-founder and a Partner of RoundTable Investment Management Company from 2007 to 2009. He was a Managing Director of Bank of America from 1999 to 2007.

	Pacific Investment Management Company, LLC (“PIMCO”) 840 Newport Center Drive Newport Beach, CA 92660 Portfolio Manager Saumil H. Parikh	Saumil H. Parikh has been primarily responsible for the management of a portion of the Active Allocated Portion of the New Multimanager Core Bond Portfolio since its inception. Mr. Parikh is a managing director and generalist portfolio manager in the Newport Beach office. He is head of macroeconomic research for North America and also serves as a member of the short-term, mortgage and global specialist portfolio management teams. Prior to joining PIMCO in 2000, Mr. Parikh was a financial economist and market strategist at UBS Warburg. He has 11 years of investment experience.

	SSgA FM State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolio Managers Michael Brunell Mahesh Jayakumar	Michael Brunell and Mahesh Jayakumar have been jointly and primarily responsible for the management of the Index Allocated Portion of the New Multimanager Core Bond Portfolio since its inception.

130

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience

Mr. Brunell is a Vice President of SSgA FM. He is a member of the U.S. Beta Solutions team since 2004. In his current role as part of the Beta solutions group, Mr. Brunell is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income exchange traded funds, which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing the US Bond Operations team, which he had been a member of since 1997.

Mr. Jayakumar is a Principal of SSgA. He is currently a Portfolio Manager in the Beta and Government Solutions team in Global Fixed Income. He is responsible for managing several portfolios spanning diverse areas such as Green Bonds, Agencies, Government/Credit and Aggregate and client directed mandates. Mr. Jayakumar has been with SSgA since 2008. Prior to joining State Street Corporation, he worked as a software development manager for a large enterprise software provider in their R&D division.

New Multimanager Mid Cap Growth Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski Alwi Chan Xavier Poutas

Kenneth T. Kozlowski, Alwi Chan, and Xavier Poutas are jointly and primarily responsible for the (i) selection, monitoring and oversight of the New Multimanager Mid Cap Growth Portfolio’s Advisers, and (ii) allocating assets among the New Multimanager Mid Cap Growth Portfolio’s Allocated Portions. Mr. Kozlowski, Mr. Chan, and Mr. Poutas have managed the New Multimanager Mid Cap Growth Portfolio since its inception.

Mr. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of EQ Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007. Mr. Kozlowski served as Chief Financial Officer and Treasurer of EQ Trust from 2002 to 2007.

131

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience

Mr. Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of EQ Trust since 2007.

Mr. Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

AllianceBernstein 1345 Avenue of the Americas New York, NY 10105 US Small/SMID Cap Growth Investment Team Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Wen-Tse Tseng

The management of and investment decisions for a portion of the Active Allocated Portion of the New Multimanager Mid Cap Growth Portfolio are made by AllianceBernstein’s US Small/SMID Cap Growth Investment Team, which is responsible for management of all of AllianceBernstein’s US Small/SMID Cap Growth accounts. The US Small/SMID Cap Growth Investment Team relies heavily on the fundamental analysis and research of the US Small/SMID Cap Growth Team. In addition, the team draws upon the research of AllianceBernstein’s industry analysts as well as other portfolio management teams. The four members of the US Small/SMID Cap Growth Investment Team with the most significant responsibility for the day-to-day management of a portion of the Active Allocated Portion of the New Multimanager Mid Cap Growth Portfolio are Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng.

Mr. Aronow, Senior Vice President, Portfolio Manager/Research Analyst, serves as Team Leader for the Small/SMID Cap Growth product and is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/ commercial sectors. Mr. Aronow joined AllianceBernstein in 1999 and has had portfolio management responsibilities since that time. Mr. Aronow has managed a portion of the Active Allocated Portion of the New Multimanager Mid Cap Growth Portfolio since its inception.

132

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience

Mr. Kirpalani, Senior Vice President and Portfolio Manager/ Research Analyst, joined AllianceBernstein as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth industrials, financials and energy sectors. Mr. Kirpalani has managed a portion of the Active Allocated Portion of the New Multimanager Mid Cap Growth Portfolio since its inception.

Ms. Lau, Senior Vice President and Portfolio Manager/Research Analyst, joined AllianceBernstein as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth technology sector. Mr. Lau has managed a portion of the Active Allocated Portion of the New Multimanager Mid Cap Growth Portfolio since its inception.

Mr. Tseng, Senior Vice President and Portfolio Manager/Research Analyst, is responsible for research and portfolio management for the Small/SMID Cap Growth healthcare sector. Prior to joining AllianceBernstein in March 2006, Mr. Tseng was the healthcare sector portfolio manager for the small cap growth team at William D. Witter since August 2003 and with Weiss, Peck & Greer, from April 2002 to August 2003. Mr. Tseng has managed a portion of the Active Allocated Portion of the New Multimanager Mid Cap Growth Portfolio since its inception.

BlackRock Investment Management, LLC (“BlackRock”) P.O. Box 9011 Princeton, NJ 08543 Portfolio Managers Christopher Bliss, CFA, CPA Alan Mason Greg Savage

Christopher Bliss, Alan Mason and Greg Savage have been primarily responsible for day-to-day management of the Index Allocated Portion of the New Multimanager Mid Cap Growth Portfolio since its inception. Mr. Bliss’s service with BlackRock dates back to 2004, including years with Barclays Global Investors (BGI), which, merged with BlackRock in 2009. He is a Managing Director and a Portfolio Manager and has more than 5 years of portfolio management responsibility.

Alan Mason, Managing Director of BlackRock, Inc. since 2009, is head of the Americas Beta Strategies Portfolio Management team, which combines BlackRock’s index equity and index asset allocation functions.

133

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience
Greg Savage is Managing Director and Head of iShares Portfolio Management with BlackRock’s Index Equity team. He has been with the firm as a portfolio manager since 2009. From 1999 to 2009 he served at BGI as a senior portfolio manager and team leader in the iShares Index Equity Portfolio Management group and previously as a transition manager in the Transition Management Group.

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403 Portfolio Managers Edward B. Jamieson Michael McCarthy

Edward B. Jamieson, President, Chief Investment Officer-Franklin Equity Group and Portfolio Manager, and Michael McCarthy, Senior Vice President, Director of Research and Portfolio Manager are the members of the portfolio management team primarily responsible for the day-to-day management of a portion of the Active Allocated Portion of the New Multimanager Mid Cap Growth Portfolio. Members of the team work jointly to determine investment strategy and security selection for the Portfolio.

Mr. Jamieson has had portfolio management responsibilities with Franklin Advisers and its predecessor since 1987 and has managed a portion of the Active Allocated Portion of the New Multimanager Mid Cap Growth Portfolio since its inception.

Mr. McCarthy joined Franklin Advisers in 1992 and has had portfolio management responsibilities since he joined the firm. Mr. McCarthy has managed a portion of the Active Allocated Portion of the New Multimanager Mid Cap Growth Portfolio since its inception.

Wellington Management Company, LLP 280 Congress Street Boston, MA 02210 Portfolio Managers Stephen Mortimer Michael T. Carmen, CFA

Stephen Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management, is the portfolio manager and has been primarily responsible for the day-to-day management of a portion of the Active Allocated Portion of the New Multimanager Mid Cap Growth Portfolio since its inception. Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Michael T. Carmen, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, is involved in portfolio management and securities analysis of a portion of the Active Allocated Portion of the New Multimanager Mid Cap Growth Portfolio since its inception. Mr. Carmen joined Wellington Management as an investment professional in 1999.

134

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience
New Multimanager Mid Cap Value Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski Alwi Chan Xavier Poutas

Kenneth T. Kozlowski, Alwi Chan, and Xavier Poutas are jointly and primarily responsible for the (i) selection, monitoring and oversight of the New Multimanager Mid Cap Value Portfolio’s Advisers, and (ii) allocating assets among the New Multimanager Mid Cap Value Portfolio’s Allocated Portions. Mr. Kozlowski, Mr. Chan, and Mr. Poutas have managed the New Multimanager Mid Cap Value Portfolio since its inception.

Mr. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of EQ Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007. Mr. Kozlowski served as Chief Financial Officer and Treasurer of EQ Trust from 2002 to 2007.

Mr. Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of EQ Trust since 2007.

Mr. Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC.

135

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience
BlackRock P.O. Box 9011 Princeton, NJ 08543 Portfolio Managers Christopher Bliss, CFA, CPA Alan Mason Greg Savage

Christopher Bliss, Alan Mason and Greg Savage have been primarily responsible for day-to-day management of the Index Allocated Portion of the New Multimanager Mid Cap Value Portfolio since its inception. Mr. Bliss’s service with BlackRock dates back to 2004, including years with Barclays Global Investors (BGI), which, merged with BlackRock in 2009. He is a Managing Director and a Portfolio Manager and has more than 5 years of portfolio management responsibility.

Alan Mason, Managing Director of BlackRock, Inc. since 2009, is head of the Americas Beta Strategies Portfolio Management team, which combines BlackRock’s index equity and index asset allocation functions.

Greg Savage is Managing Director and Head of iShares Portfolio Management with BlackRock’s Index Equity team. He has been with the firm as a portfolio manager since 2009. From 1999 to 2009 he served at BGI as a senior portfolio manager and team leader in the iShares Index Equity Portfolio Management group and previously as a transition manager in the Transition Management Group.

Diamond Hill Capital Management, Inc. 325 John H. McConnell Blvd., Suite 200 Columbus, Ohio 43215 Portfolio Managers Chris Welch, CFA Tom Schindler, CFA Chris Bingaman, CFA

Chris Welch, CFA, Tom Schindler, CFA, and Chris Bingaman, CFA, have been primarily responsible for the day-to-day management of a portion of the Active Allocated Portion of the Multimanager Mid Cap Value Portfolio since its inception.

Mr. Welch currently serves as Portfolio Manager and Co-Chief Investment Officer, positions he has held since 2005 and 2010, respectively.

Mr. Schindler has held portfolio management responsibilities at Diamond Hill since 2000.

Mr. Bingaman has held portfolio management responsibilities at Diamond Hill since 2001.

136

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience
	Knightsbridge Asset Management, LLC 660 Newport Center Drive, Suite 460 Newport Beach, California 92660 Portfolio Manager John G. Prichard, CFA	John Prichard, CFA, is President, Chief Investment Officer and co-founder of Knightsbridge, which was established in 1998. He has served as the lead Portfolio Manager with primary responsibility for a portion of the Active Allocated Portion of the New Multimanager Mid Cap Value Portfolio since its inception. Since the inception of Knightsbridge, Mr. Prichard has participated in all investment decision making, establishment of asset allocation and security selection across portfolios. Mr. Prichard has over nineteen years of investment experience.

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302-3973 Portfolio Managers Justin C. Maurer Thomas B. Maher

Justin C. Maurer and Thomas B. Maher have been jointly and primarily responsible for the day-to-day management of a portion of the Active Allocated Portion of the New Multimanager Mid Cap Value Portfolio since its inception.

Mr. Maurer is a Partner of Lord Abbett and Portfolio Manager of the Smid Cap Value equity strategy. He joined the firm in 2001, at which time he was a research analyst for the small cap value equity strategy. Mr. Maurer has been in the investment business since 1991.

Mr. Maher is also a Partner of Lord Abbett and Portfolio Manager of the Smid Cap Value equity strategy. He joined the firm in 2003, at which time he was a research analyst for the mid cap growth equity strategy. Mr. Maher has been in the investment business since 1989.

EQ/Large Cap Core PLUS Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski Alwi Chan Xavier Poutas

Kenneth T. Kozlowski, Alwi Chan, and Xavier Poutas are jointly and primarily responsible for the (i) selection, monitoring and oversight of the EQ/Large Cap Core PLUS Portfolio’s Advisers, (ii) allocating assets among the EQ/Large Cap Core PLUS Portfolio’s Allocated Portions, (iii) managing the EQ/Large Cap Core PLUS Portfolio’s equity exposure, and (iv) the selection of investments in ETFs for the EQ/Large Cap Core PLUS Portfolio’s ETF Allocated Portion.

137

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience

Mr. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of EQ Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007. Mr. Kozlowski served as Chief Financial Officer and Treasurer of EQ Trust from 2002 to 2007. He has been managing the EQ/Large Cap Core PLUS Portfolio since May 2011.

Mr. Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of EQ Trust since 2007. He has been managing the EQ/Large Cap Core PLUS Portfolio since May 2009.

Mr. Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC. He has been managing the EQ/Large Cap Core PLUS Portfolio since May 2011.

Institutional Capital LLC (“ICAP”) 225 West Wacker Drive, Suite 2400, Chicago, IL 60606 Portfolio Managers Jerrold K. Senser Thomas R. Wenzel Thomas Cole

Jerrold K. Senser, Thomas R. Wenzel, and Thomas Cole are jointly and primarily responsible for the day-to-day management of a portion of the Active Allocated Portion of the EQ/Large Cap Core PLUS Portfolio.

138

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience

Mr. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. He heads the investment committee and is a lead portfolio manager for all ICAP’s investment strategies. Mr. Senser joined ICAP in 1986 and has had portfolio management responsibilities since that time. He has been managing the EQ/Large Cap Core PLUS Portfolio since May 2007.

Mr. Wenzel, Senior Executive Vice President and Co- Director of Research of ICAP. Mr. Wenzel is a senior member of the portfolio management team and serves as a member of ICAP’s Executive Management Committee. He joined ICAP in 1992 and has had portfolio management responsibility since that time. He has been managing the EQ/Large Cap Core PLUS Portfolio since May 2008.

Mr. Cole serves as Senior Executive Vice President and Co- Director of Research of ICAP. Mr. Cole is a senior member of the portfolio management team and serves as a member of ICAP’s Executive Management Committee. Mr. Cole joined ICAP in April 2012 and, prior thereto he served as Head of US Equities at UBS Global Asset Management for eleven years. Mr. Cole has over 27 years of investment management experience. He has been managing the EQ/Large Cap Core PLUS Portfolio since July 2012.

Capital Guardian Trust Company 333 South Hope Street, Los Angeles, CA 90071 Portfolio Managers Carlos Schonfeld Cheryl E. Frank

Carlos Schonfeld and Cheryl E. Frank have served as co-research portfolio coordinators for a portion of the Active Allocated Portion of the EQ/Large Cap Core PLUS Portfolio since June 2013.

Cheryl E. Frank is a vice president and co-research portfolio coordinator of U.S. equities for Capital International Research, Inc. (an affiliate of Capital Guardian Trust Company) with research responsibilities for the health care services sector, drug retail industry, and software. Ms. Frank joined Capital International in 2002.

Carlos Schonfeld is a senior vice president and co-research portfolio coordinator of U.S. equities for Capital International Research, Inc. (an affiliate of Capital Guardian Trust Company) with research responsibilities for the business services sector. Mr. Schonfeld joined Capital International as an analyst in 1999.

139

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience
BlackRock P.O. Box 9011, Princeton, New Jersey 08543-9011 Portfolio Managers Alan Mason Christopher Bliss Greg Savage

Alan Mason, Christopher Bliss, and Greg Savage are jointly and primarily responsible for the management of the Index Allocated Portion of the EQ/Large Cap Core PLUS Portfolio.

Alan Mason, Managing Director of BlackRock, Inc. since 2009, is head of the Americas Beta Strategies Portfolio Management team, which combines BlackRock’s index equity and index asset allocation functions. He has been managing the EQ/Large Cap Core PLUS Portfolio since February 2014.

Mr. Bliss, Managing Director and portfolio manager, is a member of BlackRock’s Institutional Index Equity team. He focuses on emerging and frontier market strategies. He has been with BlackRock since 2009. From 2004 to 2009 he served at BGI heading a team responsible for a variety of index and enhanced index emerging market products. Mr. Bliss has more than five year’s portfolio management responsibility. He has been managing the EQ/Large Cap Core PLUS Portfolio since May 2011.

Greg Savage, is Managing Director and Head of iShares Portfolio Management with BlackRock’s Index Equity team. He has been with the firm as a portfolio manager since 2009. From 1999 to 2009 he served at BGI as a senior portfolio manager and team leader in the iShares Index Equity Portfolio Management group and previously as a transition manager in the Transition Management Group. He has been managing the EQ/Large Cap Core PLUS Portfolio since May 2012.

EQ/Large Cap Value PLUS Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski Alwi Chan Xavier Poutas

Kenneth T. Kozlowski, Alwi Chan, and Xavier Poutas are jointly and primarily responsible for the (i) selection, monitoring and oversight of the EQ/Large Cap Value PLUS Portfolio’s Advisers, (ii) allocating assets among the EQ/Large Cap Value PLUS Portfolio’s Allocated Portions, (iii) managing the EQ/Large Cap Value PLUS Portfolio’s equity exposure, and (iv) selection of investments in ETFs for the EQ/Large Cap Value PLUS Portfolio’s ETF Allocated Portion.

140

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience

Mr. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of EQ Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007. Mr. Kozlowski served as Chief Financial Officer and Treasurer of EQ Trust from 2002 to 2007. He has been managing the EQ/Large Cap Value PLUS Portfolio since December 2008.

Mr. Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of EQ Trust since 2007. He has been managing the EQ/Large Cap Value PLUS Portfolio since May 2009.

Mr. Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC. He has been managing the EQ/Large Cap Value PLUS Portfolio since May 2011.

AllianceBernstein 1345 Avenue of the Americas, New York, New York 10105 Portfolio Managers Joseph Gerard Paul Gregory Powell Christopher W. Marx Judith DeVivo

Joseph Gerard Paul, Gregory Powell, and Christopher W. Marx are jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the EQ/Large Cap Value PLUS Portfolio.

141

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience

Mr. Paul, Senior Vice President/CIO North American Value Equities since 2009. He also serves as the Global Head of Diversified Value Services of AllianceBernstein. Mr. Paul has been with AllianceBernstein and Sanford C. Bernstein & Co., a predecessor company, since 1987. For more than five years prior thereto he served as CIO of Advanced Value Fund and Small and Mid-Cap Value Fund. He has been managing the EQ/Large Cap Value PLUS Portfolio since October 2009.

Mr. Powell, Senior Vice President/Director of Research U.S. Large Cap Value Equities since 2010. Prior thereto Mr. Powell served as Director of Research of Equity Hedge Fund Strategies and Head of Fundamental Value Research. Mr. Powell joined AllianceBernstein in 1997 and has had portfolio management responsibility for more than five years. He has been managing the EQ/Large Cap Value PLUS Portfolio since May 2011.

Mr. Marx, Senior Portfolio Manager. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. Mr. Marx has had portfolio management responsibility for more than five years. He has been managing the EQ/Large Cap Value PLUS Portfolio since January 2010.

Ms. DeVivo, a Senior Vice President and Portfolio Manager, has been primarily responsible for the management of the Index Allocated Portion of the EQ/Large Cap Value PLUS Portfolio since December 2008. Ms. DeVivo joined AllianceBernstein in 1971, joined the Passive Management Group in 1984 and has had portfolio management responsibility since that time. Ms. DeVivo manages equity portfolios benchmarked to a variety of indexes including the S&P 500, S&P MidCap, S&P Small Cap, Russell 2000, FTSE 100, TOPIX, DJ EuroSTOXX 50 and S&P/ASX 200 Indexes in addition to several customized accounts.

	BlackRock P.O. Box 9011, Princeton, New Jersey 08543-9011 Portfolio Managers Bartlett Geer Carrie King	Bartlett Geer and Carrie King have been jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the EQ/Large Cap Value PLUS Portfolio since July 2013.

142

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience

Mr. Geer, CFA has been a Managing Director of and Portfolio Manager with BlackRock since 2012. Prior to that he was a Managing Director and Portfolio Manager of Putnam Investments for more than five years.

Ms. King has been a Managing Director of BlackRock since 2006. She was a Vice President of MLIM from 1993 to 2006. Ms. King has less than 5 years of portfolio management responsibility. She has been a research analyst for 24 years.

EQ/International Core PLUS Portfolio	FMG LLC 1290 Avenue of the Americas New York, New York 10104 Portfolio Managers Kenneth T. Kozlowski Alwi Chan Xavier Poutas

Kenneth T. Kozlowski, Alwi Chan, and Xavier Poutas are jointly and primarily responsible for the (i) selection, monitoring and oversight of the EQ/International Core PLUS Portfolio’s Advisers, (ii) allocating assets among the EQ/International Core PLUS Portfolio’s Allocated Portions, (iii) managing the EQ/International Core PLUS Portfolio’s equity exposure, and (iv) selection of investments in ETFs for the EQ/International Core PLUS Portfolio’s ETF Allocated Portion.

Mr. Kozlowski, CFP®, CHFC, CLU has served as Executive Vice President and Chief Investment Officer of FMG LLC since June 2012 and as Managing Director of AXA Equitable since September 2011. He was Senior Vice President of FMG LLC from May 2011 to June 2012 and a Vice President of AXA Equitable from February 2001 to August 2011. He has served as Vice President of EQ Trust from June 2010 to present. Since 2003, Mr. Kozlowski has had primary responsibility for the asset allocation, fund selection and rebalancing of the funds of funds currently managed by FMG LLC and for the ETF Allocated Portions since May 25, 2007. Mr. Kozlowski served as Chief Financial Officer and Treasurer of EQ Trust from 2002 to 2007. He has been managing the EQ/International Core PLUS Portfolio since May 2011.

143

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience

Mr. Chan, CFA® has served as Senior Vice President and Deputy Chief Investment Officer of FMG LLC since June 2012 and as Lead Director of AXA Equitable since February 2007. He served as Vice President of FMG LLC from May 2011 to June 2012. Prior to that, he served as an Assistant Vice President (2005-2007) and Senior Investment Analyst (2002-2005) of AXA Equitable. He also has served as a Vice President of EQ Trust since 2007. He has been managing the EQ/International Core PLUS Portfolio since May 2009.

Mr. Poutas, CFA® has served as an Assistant Portfolio Manager of FMG LLC since May 2011 and as Director of AXA Equitable since November 2008. He joined AXA Equitable’s Funds Management Group in October 2004 as a Fund Administrator and was involved in the implementation of the asset allocation strategy for the funds of funds currently managed by FMG LLC. He has been managing the EQ/International Core PLUS Portfolio since May 2011.

	WHV Investment Management and its affiliate Hirayama Investments, LLC (“WHV”) 301 Battery Street, Suite 400, San Francisco, CA 94111 Portfolio Manager Richard K. Hirayama	Richard K. Hirayama has been primarily responsible for the management of a portion of the Active Allocated Portion of the EQ/International Core PLUS Portfolio since May 2007. Mr. Hirayama, Senior Vice President, Portfolio Manager and Security Analyst joined WHV in 1990 and has had portfolio management responsibilities since that time. Mr. Hirayama is also the Managing Member of Hirayama Investments and has had portfolio management responsibilities since its effective date of January 1, 2009.

Massachusetts Financial Services Company d/b/a/ MFS Investment Management (“MFS”) 111 Huntington Avenue, Boston, MA 02199 Portfolio Managers David Antonelli Kevin Dwan

David Antonelli and Kevin Dwan have been jointly and primarily responsible for the management of a portion of the Active Allocated Portion of the EQ/International Core PLUS Portfolio since June 2013.

Mr. Antonelli is a Vice Chairman and Portfolio Manager of MFS and has been employed in the investment area of MFS since 1991.

Mr. Dwan is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2005.

144

Acquiring Portfolio	Adviser and Portfolio Managers	Business Experience
BlackRock P.O. Box 9011, Princeton, New Jersey 08543-9011 Portfolio Managers Alan Mason Christopher Bliss Greg Savage

Alan Mason, Christopher Bliss, and Greg Savage are jointly and primarily responsible for the management of the Index Allocated Portion of the EQ/International Core PLUS Portfolio.

Alan Mason, Managing Director of BlackRock, Inc. since 2009, is head of the Americas Beta Strategies Portfolio Management team, which combines BlackRock’s index equity and index asset allocation functions. He has been managing the EQ/International Core PLUS Portfolio since February 2014.

Mr. Bliss, Managing Director and portfolio manager, is a member of BlackRock’s Institutional Index Equity team. He focuses on emerging and frontier market strategies. He has been with BlackRock since 2009. From 2004 to 2009 he served at BGI heading a team responsible for a variety of index and enhanced index emerging market products. Mr. Bliss has more than five year’s portfolio management responsibility. He has been managing the Index Allocated Portion of the EQ/International Core PLUS Portfolio since May 2011.

Mr. Savage, is Managing Director and Head of iShares Portfolio Management with BlackRock’s Index Equity team. He has been with the firm as a portfolio manager since 2009. From 1999 to 2009 he served at BGI as a senior portfolio manager and team leader in the iShares Index Equity Portfolio Management group and previously as a transition manager in the Transition Management Group. He has been managing the Index Allocated Portion of the EQ/International Core PLUS Portfolio since May 2012.

Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight portfolios of EQ Trust: EQ/Common Stock Index Portfolio; EQ/ Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; EQ/Large Cap Value PLUS Portfolio; EQ/Global Multi-Sector Equity Portfolio; EQ/ Mid Cap Value PLUS Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for

145

investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of Plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the court consolidated the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of EQ Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees.

On November 1, 2010, EQ Trust, and several of its portfolios, including the EQ/Large Cap Core PLUS Portfolio, were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to EQ Trust, and several of its portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On July 1, 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who

146

sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholder”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). This Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits into a single multidistrict litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

The Multimanager Large Cap Core Equity Portfolio and the Multimanager Large Cap Value Portfolio are named as defendants in the Noteholder Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the EQ/Mid Cap Value PLUS Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the EQ/Mid Cap Value PLUS Portfolio, the EQ/Large Cap Core PLUS Portfolio, the EQ/Small Company Index II Portfolio, the EQ/Common Stock Index II Portfolio, the Multimanager Large Cap Core Equity Portfolio, the Multimanager Large Cap Value Portfolio and EQ Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisition Portfolio, the EQ/Large Cap Core PLUS Portfolio, the Multimanager Large Cap Core Equity Portfolio, the Multimanager Large Cap Value Portfolio and EQ Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. The amounts paid to the above eight Portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio — $1,740,800; (ii) the EQ/GAMCO Mergers and Acquisitions Portfolio — $1,122,000; (iii) the EQ/Mid Cap Value PLUS Portfolio — $2,992,000; (iv) the EQ/Large Cap Core PLUS Portfolio — $64,600; (v) the EQ/Small Company Index II Portfolio — $61,200; (vi) the EQ/Common Stock Index II Portfolio – $18,360; (vii) the Multimanager Large Cap Core Equity Portfolio — $1,768,000; and (viii) the Multimanager Large Cap Value Portfolio — $3,359,200. Pursuant to the Merger Plan, if its Reorganization is approved, each of the EQ/Large Cap Core PLUS Portfolio and the EQ/Large Cap Value PLUS Portfolio will assume the expenses liabilities, if any, of the Multimanager Large Cap Core Equity Portfolio and the Multimanager Large Cap Value Portfolio, respectively, in connection with the Noteholder Suit and Committee’s suit.

The lawsuits do not allege any misconduct by EQ Trust or its portfolios. In September 2013, the United States District Court for the Southern District of New

147

York dismissed the Noteholder Suit for lack of standing. An appeal to this decision filed by the Noteholders and a cross-appeal to this decision filed by the defendants are currently pending in the United States Court of Appeals for the Second Circuit. The portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value.

Portfolio Services

Fund Distribution Arrangements

EQ Trust offers three classes of shares on behalf of each Acquiring Portfolio: Class IA, Class IB and Class K shares. AXA Distributors, LLC (“AXA Distributors”) serves as the distributor for the Class IA, Class IB and Class K shares of EQ Trust. Each class of shares is offered and redeemed at its net asset value without any sales load. AXA Distributors is an affiliate of FMG LLC. AXA Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

EQ Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for EQ Trust’s Class IA and Class IB shares. Under the Distribution Plan, the Class IA and Class IB shares of EQ Trust are charged an annual fee to compensate AXA Distributors for promoting, selling and servicing shares of the Portfolios. The maximum annual distribution and/or service (12b-1) fee for each Acquiring Portfolio’s Class IA and Class IB shares is 0.25% of the average daily net assets attributable to Class IA and Class IB shares. Because these fees are paid out of an Acquiring Portfolio’s assets on an on going basis, over time, the fees for Class IA and IB shares will increase your cost of investing and may cost you more than other types of charges.

The distributor may receive payments from certain Advisers of the Acquiring Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the Advisers’ respective Acquiring Portfolios. These sales meetings or seminar sponsorships may provide the Advisers with increased access to persons involved in the distribution of the Contracts. The distributor also may receive marketing support from the Advisers in connection with the distribution of the Contracts.

Payments to Broker-Dealers and Other Financial Intermediaries

The Acquiring Portfolios are not sold directly to the general public but instead are offered as underlying investment options for Contracts and retirement plans and to other eligible investors. The Acquiring Portfolios and their related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary

148

and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

Buying and Selling Shares

The Acquiring Portfolios’ shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, and other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. The Acquired Portfolio Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by FMG LLC that currently sell their shares to such accounts and plans and other investors eligible under applicable tax regulations. Class K shares of the Acquiring Portfolios are sold only to other portfolios of EQ Trust, portfolios of VIP Trust and certain group annuity and retirement plans.

The Acquiring Portfolios do not have minimum initial or subsequent investment requirements. Shares of the Acquiring Portfolios are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming shares of the Acquiring Portfolios.

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Acquiring Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

EQ Trust may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday) or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may be postponed for more than seven days during other periods permitted by the SEC. An Acquiring Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of FMG LLC.

Frequent transfers or purchases and redemptions of Acquiring Portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Acquiring Portfolios. Excessive purchases and redemptions of shares of an Acquiring Portfolio may adversely affect that Acquiring Portfolio’s performance and the interests of long-term investors by requiring the Acquiring Portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, an Acquiring Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the

149

Acquiring Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because an Acquiring Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Acquiring Portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to affect more frequent purchases and sales of portfolio securities. Similarly, an Acquiring Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Acquiring Portfolios (or Underlying ETFs in which an Acquiring Portfolio invests) that invest a significant portion of their assets in foreign securities, in securities of small- and mid-cap companies, or in high-yield securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-cap companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds which could result in pricing inefficiencies.

EQ Trust’s Board has adopted policies and procedures regarding disruptive transfer activity. EQ Trust and the Acquiring Portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in Acquiring Portfolio shares. As a general matter, each Acquiring Portfolio and EQ Trust reserve the right to reject a transfer that they believe, in their sole discretion is disruptive (or potentially disruptive) to the management of the Acquiring Portfolio.

EQ Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. EQ Trust seeks to apply its policies and procedures to all Contractholders uniformly, including omnibus accounts. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which FMG LLC and its affiliates, on behalf of EQ Trust, seek to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on the ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

150

If FMG LLC, on behalf of EQ Trust, determines that a Contractholder’s transfer patterns among EQ Trust’s portfolios are disruptive to EQ Trust’s portfolios, FMG LLC or an affiliate may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. FMG LLC or an affiliate may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, FMG LLC or an affiliate may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

EQ Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. EQ Trust aggregates inflows and outflows for each portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, FMG LLC or an affiliate sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, FMG LLC or an affiliate may take action to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, FMG LLC or an affiliate currently will restrict the availability of voice, fax and automated transaction services. FMG LLC or an affiliate currently will apply such action for the remaining life of each affected Contract. Because FMG LLC or an affiliate exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although Contractholders who have engaged in disruptive transfer activity currently receive letters notifying them of FMG LLC or an affiliate’s intention to restrict access to communication services, such letters may not continue to be provided in the future. Consistent with seeking to discourage potentially disruptive transfer activity, FMG LLC, or an affiliate thereof or EQ Trust also may in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Proxy Statement/Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of portfolio shares also apply to retirement plan participants. The above policies and procedures do not apply to transfers, purchases and redemptions of shares of Portfolios of EQ Trust by funds of funds managed by FMG LLC.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, a particular Acquiring Portfolio.

151

How Portfolio Shares Are Priced

“Net asset value” is the price of one share of a portfolio of EQ Trust, including an Acquiring Portfolio, without a sales charge, and is calculated each business day using the following formula:

Net Asset Value	=	Total market value of securities	+	Cash and other assets	–	Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the NYSE on the days it is open for trading. This is normally 4:00 p.m. Eastern time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by a portfolio or its designated agent.

•

A portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchase or sold because foreign securities sometimes trade on days when a portfolio’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities (including securities issued by ETFs) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Convertible bonds and unlisted convertible preferred stocks — valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of EQ Trust’s Board of Trustees at the close of regular trading on the NYSE. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options — for exchange-traded options, last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower

152

than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Securities and assets for which market quotations are not readily available, for which valuation cannot be provided or for which events or circumstances occurring after the close of the relevant market or exchange materially affect their value are valued pursuant to the fair value procedures in good faith by or under the direction of the EQ Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV of portfolio shares is determined, such as foreign securities trading on foreign exchanges that close before the time the NAV is determined, may be reflected in EQ Trust’s calculations of NAVs for each applicable portfolio when EQ Trust deems that the particular event or circumstance would materially affect such portfolio’s NAV. Such events or circumstances may be company specific, such as an earning reports, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that EQ Trust’s Board believes will reflect fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that each portfolio’s NAV fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

Each business day, the Acquiring Portfolios’ NAVs are transmitted electronically to insurance companies that use the Acquiring Portfolios as underlying investment options for Contracts.

153

Dividends and Other Distributions

Each Acquiring Portfolio generally distributes most or all of its net investment income and net realized gains, if any, annually. Dividends and other distributions by an Acquiring Portfolio are automatically reinvested at NAV in shares of the distributing class of that Acquiring Portfolio.

Federal Income Tax Considerations

Each Acquiring Portfolio currently sells its shares only to insurance company separate accounts, qualified plans and other investors eligible under applicable tax regulations. Accordingly, distributions each Acquiring Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and gains realized on redemptions or exchanges of its shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries). See the prospectus for your Contract for further tax information.

Each Acquiring Portfolio is treated as a separate corporation, and intends to continue to qualify each taxable year to be treated as a RIC, for federal tax purposes. An Acquiring Portfolio will be so treated if it meets specified federal income tax rules, including requirements regarding types of investments, diversification limits on investments, types of income, and distributions. To comply with all these requirements may, from time to time, necessitate an Acquiring Portfolio’s disposition of one or more investments when it might not otherwise do so. A RIC that satisfies the federal tax requirements is not taxed at the entity (portfolio) level to the extent it passes through its net income and net realized gains to its shareholders by making distributions. Although EQ Trust intends that each Acquiring Portfolio will be operated to have no federal tax liability, if an Acquiring Portfolio does have any federal tax liability, that would hurt its investment performance. Also, to the extent that an Acquiring Portfolio invests in foreign securities or holds foreign currencies, it could be subject to foreign taxes that would reduce its investment performance.

It is important for each Acquiring Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the shareholders of an Acquiring Portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the Acquiring Portfolio meet the investment diversification rules for separate accounts. If an Acquiring Portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that Acquiring Portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. FMG LLC, in its capacity as the Manager and the administrator of EQ Trust, therefore carefully monitors each Acquiring Portfolio’s compliance with all of the RIC rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their Contract or refer to their Contract prospectus.

154

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, and EQ/International Core PLUS Portfolios’ Class IA, Class IB, and Class K shares. The financial information in the tables is for the past five years (or, if shorter, the period of the Portfolio’s operations). The financial information below for the Class IA, Class IB, and Class K shares of the EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, and EQ/International Core PLUS Portfolios has been derived from the financial statements of the EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, and EQ/International Core PLUS Portfolios, which have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s report on the EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, and EQ/International Core PLUS Portfolios’ financial statements as of December 31, 2013 and the financial statements themselves appear in EQ Trust’s Annual Report.

Certain information reflects financial results for a single share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, and EQ/International Core PLUS Portfolios (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any Separate Account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in EQ Trust’s Annual Report, which is incorporated by reference into EQ Trust’s Statement of Additional Information relating to this Proxy Statement/Prospectus and which is available upon request.

Each of the New Multimanager Aggressive Equity, New Multimanager Technology, New Multimanager Core Bond, New Multimanager Mid Cap Growth, and New Multimanager Mid Cap Value Portfolios are newly organized and has no performance history or operations of its own as of the date of this Proxy Statement/Prospectus. After the Reorganizations, which are subject to shareholder approval, each of these Acquiring Portfolios, as the successor to the relevant corresponding Acquired Portfolio, will assume and publish the operating history and performance record of that Acquired Portfolio. In particular, the New Multimanager Aggressive Equity Portfolio will assume and publish the operating history and performance record of the Multimanager Aggressive Equity Portfolio. The New Multimanager Technology Portfolio will assume and publish the operating history and performance record of the Multimanager Technology Portfolio. The New Multimanager Core Bond Portfolio will assume and publish the operating history and performance record of the Multimanager Core Bond Portfolio. The New Multimanager Mid Cap Growth Portfolio will assume and publish the operating history and performance record of the Multimanager Mid Cap Growth Portfolio. The New Multimanager Mid Cap Value Portfolio will assume and publish the operating history and performance record of the Multimanager Mid Cap Value Portfolio. Financial information for each of these Acquired Portfolios is included in the current prospectus for that Portfolio, which is incorporated by reference into this Proxy Statement/Prospectus.

155

EQ/Large Cap Core PLUS Portfolio

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.92	$6.60	$7.22	$6.88	$5.66

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.08 (e)	0.08 (e)	0.08 (e)	0.09 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.12	0.90	(0.38)	0.91	1.42

Total from investment operations	2.18	0.98	(0.30)	0.99	1.51

Less distributions:
Dividends from net investment income	(0.04)	(0.08)	(0.09)	(0.09)	(0.29)
Distributions from net realized gains	(0.35)	(0.58)	(0.23)	(0.56)	—

Total dividends and distributions	(0.39)	(0.66)	(0.32)	(0.65)	(0.29)

Net asset value, end of year	$8.71	$6.92	$6.60	$7.22	$6.88

Total return	31.62%	14.92%	(4.00)%	14.56%	26.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,161	$906	$789	$450,116	$423,167
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.93%	0.96%	0.69%	0.70%	0.70%
After waivers, reimbursements and fees paid indirectly (f)	0.93%	0.96%	0.69%	0.70%	0.68%
Before waivers, reimbursements and fees paid indirectly (f)	0.93%	0.96%	0.70%	0.71%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.76%	1.08%	1.10%	1.19%	1.60%
After waivers, reimbursements and fees paid indirectly (f)	0.76%	1.09%	1.11%	1.19%	1.62%
Before waivers, reimbursements and fees paid indirectly (f)	0.76%	1.08%	1.09%	1.18%	1.60%
Portfolio turnover rate	46%	24%	29%	24%	36%

156

EQ/Large Cap Core PLUS Portfolio

	Year Ended December 31,
Class IB	2013	2012	2011		2010	2009
Net asset value, beginning of year	$6.92	$6.60	$7.22		$6.88	$5.66

Income (loss) from investment operations:
Net investment income (loss)	0.06 (e)	0.08 (e)	0.08	(e)	0.07 (e)	0.09	(e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.12	0.90	(0.39)		0.90	1.41

Total from investment operations	2.18	0.98	(0.31)		0.97	1.50

Less distributions:
Dividends from net investment income	(0.04)	(0.08)	(0.08)		(0.07)	(0.28)
Distributions from net realized gains	(0.35)	(0.58)	(0.23)		(0.56)	—

Total dividends and distributions	(0.39)	(0.66)	(0.31)		(0.63)	(0.28)

Net asset value, end of year	$8.71	$6.92	$6.60		$7.22	$6.88

Total return	31.61%	14.92%	(4.24)%		14.27%	26.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,953,737	$168,607	$161,281		$190,389	$183,149
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.93%	0.96%	0.94	%(c)	0.95%	0.95	%(c)
After waivers, reimbursements and fees paid indirectly (f)	0.93%	0.96%	0.94%		0.95%	0.93	%(c)
Before waivers, reimbursements and fees paid indirectly (f)	0.93%	0.96%	0.95	%(c)	0.96%	0.95	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.72%	1.08%	1.04%		0.94%	1.40%
After waivers, reimbursements and fees paid indirectly (f)	0.72%	1.08%	1.05%		0.94%	1.43%
Before waivers, reimbursements and fees paid indirectly (f)	0.72%	1.08%	1.04%		0.93%	1.40%
Portfolio turnover rate	46%	24%	29%		24%	36%

157

EQ/Large Cap Core PLUS Portfolio

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$6.92	$6.60	$6.49

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.10 (e)	0.04 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.12	0.90	0.26

Total from investment operations	2.20	1.00	0.30

Less distributions:
Dividends from net investment income	(0.06)	(0.10)	(0.09)
Distributions from net realized gains	(0.35)	(0.58)	(0.10)

Total dividends and distributions	(0.41)	(0.68)	(0.19)

Net asset value, end of period	$8.71	$6.92	$6.60

Total return (b)	31.95%	15.21%	4.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$456,889	$391,301	$395,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.68%	0.71%	0.71%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.68%	0.71%	0.70%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.68%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.01%	1.33%	1.73%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.01%	1.33%	1.73%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.01%	1.33%	1.73%
Portfolio turnover rate	46%	24%	29%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

158

EQ/Large Cap Value PLUS Portfolio

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.89	$9.55	$10.19	$9.15	$7.75

Income (loss) from investment operations:
Net investment income (loss)	0.17 (e)	0.16 (e)	0.13 (e)	0.13 (e)	0.19 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.37	1.35	(0.63)	1.05	1.41

Total from investment operations	3.54	1.51	(0.50)	1.18	1.60

Less distributions:
Dividends from net investment income	(0.14)	(0.17)	(0.14)	(0.14)	(0.20)

Net asset value, end of year	$14.29	$10.89	$9.55	$10.19	$9.15

Total return	32.54%	15.83%	(4.84)%	12.89%	20.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,068,537	$891,848	$872,363	$2,027,488	$2,305,328
Ratio of expenses to average net assets:
After waivers (f)	0.89%	0.91%	0.65%	0.66%	0.70%
After waivers and fees paid indirectly (f)	0.88%	0.91%	0.64%	0.66%	0.69%
Before waivers and fees paid indirectly (f)	0.89%	0.91%	0.65%	0.66%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.31%	1.52%	1.26%	1.33%	2.35%
After waivers and fees paid indirectly (f)	1.32%	1.52%	1.27%	1.34%	2.36%
Before waivers and fees paid indirectly (f)	1.31%	1.52%	1.26%	1.33%	2.35%
Portfolio turnover rate	37%	25%	33%	38%	52%

159

EQ/Large Cap Value PLUS Portfolio

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.87	$9.53	$10.17	$9.12	$7.73

Income (loss) from investment operations:
Net investment income (loss)	0.18 (e)	0.16 (e)	0.11 (e)	0.10 (e)	0.17 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.35	1.35	(0.63)	1.06	1.40

Total from investment operations	3.53	1.51	(0.52)	1.16	1.57

Less distributions:
Dividends from net investment income	(0.14)	(0.17)	(0.12)	(0.11)	(0.18)

Net asset value, end of year	$14.26	$10.87	$9.53	$10.17	$9.12

Total return	32.50%	15.86%	(5.09)%	12.76%	20.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,852,949	$1,340,073	$1,328,547	$1,605,171	$1,634,368
Ratio of expenses to average net assets:
After waivers (f)	0.89%	0.91%	0.90%	0.91%	0.95%
After waivers and fees paid indirectly (f)	0.88%	0.91%	0.89%	0.91%	0.94%
Before waivers and fees paid indirectly (f)	0.89%	0.91%	0.90%	0.91%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.35%	1.52%	1.09%	1.09%	2.22%
After waivers and fees paid indirectly (f)	1.35%	1.52%	1.10%	1.09%	2.23%
Before waivers and fees paid indirectly (f)	1.35%	1.52%	1.09%	1.09%	2.22%
Portfolio turnover rate	37%	25%	33%	38%	52%

160

EQ/Large Cap Value PLUS Portfolio

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$10.89	$9.55	$9.24

Income (loss) from investment operations:
Net investment income (loss)	0.20 (e)	0.18 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	3.38	1.36	0.39

Total from investment operations	3.58	1.54	0.45

Less distributions:
Dividends from net investment income	(0.18)	(0.20)	(0.14)

Net asset value, end of period	$14.29	$10.89	$9.55

Total return (b)	32.87%	16.13%	4.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$597,851	$677,124	$776,313
Ratio of expenses to average net assets:
After waivers (a)(f)	0.64%	0.66%	0.65%
After waivers and fees paid indirectly (a)(f)	0.63%	0.66%	0.65%
Before waivers and fees paid indirectly (a)(f)	0.64%	0.66%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.56%	1.76%	1.79%
After waivers and fees paid indirectly (a)(f)	1.57%	1.76%	1.79%
Before waivers and fees paid indirectly (a)(f)	1.56%	1.76%	1.79%
Portfolio turnover rate	37%	25%	33%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

161

EQ/International Core PLUS Portfolio

	Year Ended December 31,
Class IA	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.85	$7.72	$9.61	$8.95	$6.80

Income (loss) from investment operations:
Net investment income (loss)	0.09 (e)	0.11 (e)	0.13 (e)	0.11 (e)	0.15 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.45	1.15	(1.74)	0.74	2.26

Total from investment operations	1.54	1.26	(1.61)	0.85	2.41

Less distributions:
Dividends from net investment income	(0.08)	(0.13)	(0.28)	(0.19)	(0.26)

Net asset value, end of year	$10.31	$8.85	$7.72	$9.61	$8.95

Total return	17.49%	16.29%	(16.73)%	9.52%	35.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,118	$10,531	$8,903	$445,820	$404,122
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	0.78%	0.85%	0.85%
After waivers, reimbursements and fees paid indirectly (f)	1.05%	1.05%	0.78%	0.85%	0.84%
Before waivers, reimbursements and fees paid indirectly (f)	1.05%	1.05%	0.78%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.97%	1.33%	1.29%	1.30%	2.11%
After waivers, reimbursements and fees paid indirectly (f)	0.97%	1.33%	1.30%	1.30%	2.12%
Before waivers, reimbursements and fees paid indirectly (f)	0.97%	1.33%	1.29%	1.30%	2.11%
Portfolio turnover rate	15%	3%	3%	12%	17%

162

EQ/International Core PLUS Portfolio

	Year Ended December 31,
Class IB	2013	2012	2011	2010	2009
Net asset value, beginning of year	$8.86	$7.73	$9.62	$8.96	$6.80

Income (loss) from investment operations:
Net investment income (loss)	0.08 (e)	0.11 (e)	0.12 (e)	0.09 (e)	0.13 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.46	1.15	(1.75)	0.73	2.27

Total from investment operations	1.54	1.26	(1.63)	0.82	2.40

Less distributions:
Dividends from net investment income	(0.08)	(0.13)	(0.26)	(0.16)	(0.24)

Net asset value, end of year	$10.32	$8.86	$7.73	$9.62	$8.96

Total return	17.47%	16.27%	(16.92)%	9.23%	35.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,566,557	$800,489	$766,952	$984,130	$943,631
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	1.03%	1.10%	1.10%
After waivers, reimbursements and fees paid indirectly (f)	1.05%	1.05%	1.03%	1.10%	1.10%
Before waivers, reimbursements and fees paid indirectly (f)	1.05%	1.05%	1.03%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.84%	1.34%	1.25%	1.00%	1.63%
After waivers, reimbursements and fees paid indirectly (f)	0.85%	1.34%	1.25%	1.01%	1.64%
Before waivers, reimbursements and fees paid indirectly (f)	0.84%	1.34%	1.25%	1.00%	1.63%
Portfolio turnover rate	15%	3%	3%	12%	17%

163

EQ/International Core PLUS Portfolio

	Year Ended December 31,		August 26, 2011* to December 31, 2011
Class K	2013	2012
Net asset value, beginning of period	$8.85	$7.72	$8.45

Income (loss) from investment operations:
Net investment income (loss)	0.12 (e)	0.13 (e)	0.06 (e)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.45	1.15	(0.55)

Total from investment operations	1.57	1.28	(0.49)

Less distributions:
Dividends from net investment income	(0.11)	(0.15)	(0.24)

Net asset value, end of period	$10.31	$8.85	$7.72

Total return (b)	17.78%	16.59%	(5.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$393,771	$376,185	$335,852
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.80%	0.80%	0.78%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.80%	0.80%	0.77%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.80%	0.80%	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.22%	1.60%	2.10%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.22%	1.60%	2.10%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.22%	1.60%	2.10%
Portfolio turnover rate	15%	3%	3%

*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

164

VOTING INFORMATION

The following information applies to the Reorganization of each Acquired Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts invested in shares of the Acquired Portfolios at the close of business on February 28, 2014 (the “Record Date”) will be entitled to be present and vote or provide voting instructions for the applicable Acquired Portfolio at the Meeting with respect to their shares or shares attributable to their Contracts as of the Record Date.

Each whole share of an Acquired Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table below shows the number of outstanding shares of the Acquired Portfolios as of the Record Date that are entitled to vote at the Meeting. Together, the Insurance Companies owned of record more than 95% of those shares.

Acquired Portfolio	Total Number	Number of Class A	Number of Class B	Number of Class K
Multimanager Aggressive Equity Portfolio	27,738,085.11	25,386,110.41	2,151,903.80	200,070.91
Multimanager Technology Portfolio	38,937,798.00	759,405.05	38,097,437.03	80,955.92
Multimanager Core Bond Portfolio	69,169,822.01	3,735,833.74	29,081,492.36	36,352,495.90
Multimanager Mid Cap Growth Portfolio	18,716,744.26	1,523,025.78	12,572,894.95	4,620,823.53
Multimanager Mid Cap Value Portfolio	17,461,208.24	1,026,878.05	9,331,704.68	7,102,625.52
Multimanager Large Cap Core Equity Portfolio	40,819,574.52	317,717.72	1,740,542.20	38,761,314.61
Multimanager Large Cap Value Portfolio	51,595,013.37	903,921.01	6,893,073.59	43,798,018.76
Multimanager International Equity Portfolio	28,806,390.74	1,133,038.17	8,919,111.13	18,754,241.44

165

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by proxy will be voted “FOR” each Proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to VIP Trust. To be effective, such revocation must be received by VIP Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person. If a shareholder abstains from voting as to any matter, the shares represented by the abstention or broker “non-vote” will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Proposals.

Contractholders with amounts allocated to an Acquired Portfolio on the Record Date will be entitled to be present and provide voting instructions for the Acquired Portfolio at the Meeting with respect to shares held indirectly as of the Record Date, to the extent required by applicable law. Voting instructions may be solicited, and such instructions may be provided, in the same manner as proxies as described herein. An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in an Acquired Portfolio for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the applicable Proposal, and the Insurance Company may vote in its discretion with respect to other matters not now known that may be presented at the Meeting. An Insurance Company will vote in its discretion on any proposal to adjourn or postpone the Meeting. Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from Contractholders, or which are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the applicable Insurance Company “FOR” or “AGAINST” approval of the applicable Proposal, or as an abstention, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine whether the Proposals are approved.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by an

166

Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by an Insurance Company representative attending the Meeting and voting in person.

Required Shareholder Vote

Approval of a Reorganization Plan involving an Acquired Portfolio will require the affirmative vote of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities, whichever is less. “Voting securities” refers to the shares of an Acquired Portfolio.

The presence, in person or by proxy, of at least one-third of the shares of an Acquired Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Acquired Portfolio.

To the knowledge of VIP Trust and EQ Trust, as of the Record Date, the officers and Trustees of VIP Trust and EQ Trust owned, as a group, less than 1% of the shares of each Portfolio.

Each Insurance Company may be deemed to be a control person of each Portfolio by virtue of its direct or indirect ownership of more than 25% of the shares of each Portfolio. In addition, AXA Equitable may be deemed to be a control person of VIP Trust by virtue of its direct or indirect ownership of more than 95% of VIP Trust’s shares. Shareholders owning more than 25% of the outstanding shares of an Acquired Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote. As of the Record Date, except as set forth in Appendix D, to VIP Trust’s knowledge, (1) no person, other than AXA Equitable, owned beneficially or of record 5% or more of the outstanding Class A, Class B, or Class K shares of an Acquired Portfolio and (2) no Contractholder owned Contracts entitling such Contractholder to provide voting instructions regarding 5% or more of the outstanding Class A, Class B, or Class K shares of an Acquired Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by VIP Trust primarily by the mailing of the accompanying Notice and this Proxy Statement/Prospectus with its enclosures on or about April 14, 2014. The principal solicitation will be by mail, but proxies and voting instructions also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of FMG LLC or its affiliates or VIP Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed proxy card. Contractholders can provide voting instructions: (1) by Internet at our website at www.proxyvote.com; (2) by telephone at 1-800-690-6903; or (3) by mail, with the enclosed voting instruction card. In lieu of executing a proxy card or voting instruction card, you may attend the Meeting in person.

167

With respect to the Reorganizations of the Multimanager Aggressive Equity, Multimanager Technology, Multimanager Core Bond, Multimanager Mid Cap Growth, and Multimanager Mid Cap Value Portfolios, the proportionate share of the cost of the Meeting, including the cost of solicitation of proxies and voting instructions, will be borne by the New Multimanager Aggressive Equity, New Multimanager Technology, New Multimanager Core Bond, New Multimanager Mid Cap Growth, and New Multimanager Mid Cap Value Portfolios up to an aggregate maximum of $150,000, with FMG LLC bearing any such expenses in excess of this amount. The Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager International Equity Portfolios will bear their proportionate share of the cost of the Meeting, including the cost of solicitation of proxies and voting instructions, subject to an aggregate maximum of $325,000 for these Portfolios, with FMG LLC bearing any such expenses in excess of this amount.

Adjournment or Postponement

If a quorum is not established at the Meeting or if sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement.

Other Matters

VIP Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/Prospectus. If other business properly comes before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

VIP Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by VIP Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of the Proposal.

* * * * *

168

Copies of VIP Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to Contractholders. Contractholders may request additional copies of VIP Trust’s annual or semi-annual reports, free of charge, by writing to VIP Trust at 1290 Avenue of the Americas, New York, New York 10104 or by calling 1-877-522-5035.

We need your vote. It is important that you execute and return all of your proxy or voting instruction cards promptly.

169

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

(SHELL REORGANIZATION PLAN)

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of             , 2014 [before the shareholders meeting], between EQ ADVISORS TRUST, a Delaware statutory trust (“EQAT”), on behalf of each of its segregated portfolios of assets (“series”) listed under the heading “New Portfolios” on Schedule A to this Agreement (“Schedule A”) (each, a “New Portfolio”), and AXA PREMIER VIP TRUST, also a Delaware statutory trust (“VIP”), on behalf of each of its series listed under the heading “Old Portfolios” on Schedule A (each, an “Old Portfolio”). (Each New Portfolio and Old Portfolio is sometimes referred to herein as a “Portfolio,” and each of EQAT and VIP is sometimes referred to herein as an “Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Portfolio, and of and by each Investment Company, as applicable, on its behalf, shall be the Obligations of that Portfolio only, (2) all rights and benefits created hereunder in favor of a Portfolio shall inure to and be enforceable by the Investment Company of which that Portfolio is a series on that Portfolio’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or Investment Company of its Obligations set forth herein.

Each Investment Company may sell voting shares of beneficial interest in its Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, and other affiliated or unaffiliated insurance companies in connection with certain variable annuity certificates and contracts and variable life insurance policies (collectively, “Contracts”) issued thereby and (2) The AXA Equitable 401(k) Plan. Shares in each Portfolio also may be sold to (3) other tax-qualified retirement plans, (4) other portfolios managed by AXA Equitable Funds Management Group, LLC (“FMG LLC”) that currently sell their shares to those accounts and plans, and (5) other investors eligible under applicable Regulations (as defined below). At the date of adoption hereof, some shares in certain Old Portfolios are held by one or more shareholders other than separate accounts of AXA Equitable (collectively, “Other Shareholders”) and the balance of the shares in those Old Portfolios and all the shares in each other Old Portfolio are held by AXA Equitable for separate accounts thereof. Class K shares are sold only to other series of the Investment Companies and certain group annuity and retirement plans. The Portfolios are underlying investment options for those separate accounts to fund Contracts. Under applicable law, the assets of all those separate accounts (i.e., the shares in the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Investment Companies wish to effect five separate reorganizations, each described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). Each reorganization will involve an Old Portfolio’s changing its identity — by converting from a series of VIP to a series of EQAT — by (1) transferring all its assets to the New Portfolio listed on Schedule A opposite its name (“corresponding New Portfolio”) (which is being established solely for the purpose of acquiring those assets and continuing that Old Portfolio’s business) in exchange solely for shares in that New Portfolio and that New Portfolio’s assumption of all of that Old Portfolio’s liabilities, (2) distributing those shares pro rata to that Old Portfolio’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating that Old Portfolio (all the foregoing transactions involving each Old Portfolio and its corresponding New Portfolio being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. (For convenience, the balance hereof, except paragraphs 1.3 and 6, refers only to a single Reorganization, one Old Portfolio, and one New Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company (“Non-Interested Persons”), (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and has duly authorized its performance hereof on its Portfolio’s behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of its Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Old Portfolio offers three classes of shares, designated Class A, Class B, and Class K shares (“Class A Old Portfolio Shares,” “Class B Old Portfolio Shares,” and “Class K Old Portfolio Shares,” respectively, and collectively, “Old Portfolio Shares”). New Portfolio also will offer three classes of shares, designated Class IA, Class IB, and Class K shares (“Class IA New Portfolio Shares,” “Class IB New Portfolio Shares,” and “Class K New Portfolio Shares,” respectively, and collectively, “New Portfolio Shares”). The Portfolios’ similarly designated classes of shares have substantially similar characteristics.

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the requisite approval of Old Portfolio’s shareholders and the terms and conditions set forth herein, Old Portfolio shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Portfolio. In exchange therefor, New Portfolio shall:

(a)	issue and deliver to Old Portfolio the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) (1) Class IA New Portfolio Shares equal to the number of full and fractional Class A Old Portfolio Shares then outstanding, (2) Class IB New Portfolio Shares equal to the number of full and fractional Class B Old Portfolio Shares then outstanding, and (3) Class K New Portfolio Shares equal to the number of full and fractional Class K Old Portfolio Shares then outstanding, and

(b)	assume all of Old Portfolio’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Old Portfolio owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Old Portfolio’s books at that time; and Old Portfolio has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to EQAT.

1.3 The Liabilities shall consist of all of Old Portfolio’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Effective Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to herein, except Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the New Portfolios and/or FMG LLC pursuant to paragraph 6. Notwithstanding the foregoing, Old Portfolio shall use its best efforts to discharge all its known Liabilities before that time.

1.4 At or before the Closing, New Portfolio shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable),

Old Portfolio shall distribute the New Portfolio Shares it receives pursuant to paragraph 1.1(a) to the separate accounts for which AXA Equitable holds Old Portfolio Shares, and Other Shareholders, of record at the Effective Time (each, a “Shareholder”), in proportion to their Old Portfolio Shares then so held and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by EQAT’s transfer agent’s opening accounts on New Portfolio’s shareholder records in the Shareholders’ names and transferring those New Portfolio Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Portfolio Shares equal to the number of full and fractional Old Portfolio Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Class A Old Portfolio Shares shall be credited with the number of full and fractional Class IA New Portfolio Shares due that Shareholder, the account for each Shareholder that holds Class B Old Portfolio Shares shall be credited with the number of full and fractional Class IB New Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class K Old Portfolio Shares shall be credited with the number of full and fractional Class K New Portfolio Shares due that Shareholder). The aggregate net asset value (“NAV”) of New Portfolio Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Portfolio Shares of the corresponding class that Shareholder holds at the Effective Time. All issued and outstanding Old Portfolio Shares, including any represented by certificates, shall simultaneously be canceled on Old Portfolio’s shareholder records. EQAT shall not issue certificates representing the New Portfolio Shares issued in connection with the Reorganization.

1.5 Any transfer taxes payable on issuance and transfer of New Portfolio Shares in a name other than that of the registered holder on Old Portfolio’s shareholder records of the Old Portfolio Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6 After the Effective Time, Old Portfolio shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the New Portfolio Shares pursuant to paragraph 1.4, all actions required to terminate Old Portfolio as a series of VIP shall be taken — and in all events Old Portfolio shall have been terminated as such within six months after the Effective Time — and VIP shall make all filings and take all other actions in connection therewith required by applicable law or necessary and proper to effect that termination.

1.7 Any reporting responsibility of Old Portfolio to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise agreed to by the Investment Companies, VIP shall or shall cause its agents to cooperate with EQAT and its agents in (a) preparing any federal, state, and local tax returns, including any Forms 1099, required to be filed by either Portfolio with respect to the taxable year in which the Closing occurs and for any prior periods or taxable years and (b) duly filing those tax returns and Forms 1099 filed with the appropriate taxing authorities.

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously at the close of business (4:00 p.m., Eastern Time) on             , 2014, or a later date as to which they agree (“Effective Time”). The Closing shall be held at the Investment Companies’ offices or at another place as to which they agree.

2.2 VIP shall direct the custodian of Old Portfolio’s assets to deliver to EQAT at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to New Portfolio at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Portfolio to New Portfolio, as reflected on New Portfolio’s books immediately after the Closing, does or will conform to that information on Old Portfolio’s books immediately before the Closing.

2.3 VIP shall direct its transfer agent to deliver to EQAT at the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Old Portfolio Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

2.4 EQAT shall direct its transfer agent to deliver to VIP (a) at the Closing, a confirmation, or other evidence satisfactory to VIP, that the New Portfolio Shares to be issued to Old Portfolio pursuant to paragraph 1.1(a) have been credited to Old Portfolio’s account on New Portfolio’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the Shareholders’ names.

2.5 Each Investment Company shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.

3. REPRESENTATIONS AND WARRANTIES

3.1 VIP, on Old Portfolio’s behalf, represents and warrants to EQAT, on New Portfolio’s behalf, as follows:

(a) VIP (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (a “Delaware Statutory Trust”), and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (2) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) Old Portfolio is a duly established and designated series of VIP;

(c) The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of VIP’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of VIP, with respect to Old Portfolio, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

(d) At the Effective Time, VIP, on Old Portfolio’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, EQAT, on New Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e) VIP, with respect to Old Portfolio, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, VIP’s Agreement and Declaration of Trust (“VIP Declaration”) or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which VIP, with respect to Old Portfolio or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which VIP, with respect to Old Portfolio or on its behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Old Portfolio (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or New Portfolio’s assumption, of any liabilities of Old Portfolio thereunder will be made, without either Portfolio’s incurring any penalty with respect thereto and without diminishing or releasing any rights VIP, on Old Portfolio’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to VIP’s knowledge, threatened against VIP, with respect to Old Portfolio or any of its properties or assets attributable or allocable to Old Portfolio, that, if adversely determined, would materially and adversely affect Old Portfolio’s financial condition or the conduct of its business; and VIP, on Old Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Old Portfolio’s business or VIP’s ability to consummate the transactions contemplated hereby;

(h) Old Portfolio’s Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2013, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements (copies of which VIP has furnished to EQAT) present fairly, in all material respects, Old Portfolio’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to VIP’s management’s best knowledge and belief, there are no known contingent liabilities of Old Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i) Since December 31, 2013, there has not been any material adverse change in Old Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Old Portfolio’s NAV due to declines in market values of securities Old Portfolio holds, the discharge of Old Portfolio’s liabilities, or the redemption of Old Portfolio Shares by its shareholders will not constitute a material adverse change;

(j) All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of VIP’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Portfolio (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

(k) Old Portfolio is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Old Portfolio is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Old Portfolio has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Old Portfolio has met (and for the current year through the Effective Time will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year through the Effective Time will be) eligible to and has computed its federal income tax under section 852; and Old Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) All issued and outstanding Old Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by VIP and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Portfolio Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Portfolio’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 2.3); and Old Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Portfolio Shares, nor are there outstanding any securities convertible into any Old Portfolio Shares;

(m) Old Portfolio incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) Old Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of Old Portfolio’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p) On the effective date of the Registration Statement (as defined in paragraph 3.3(a)), at the time of the Shareholders Meeting (as defined in paragraph 4.2), and at the Effective Time, VIP’s current prospectus and statement of additional information (“Pro/SAI”) including Old Portfolio will (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q) The information to be furnished by VIP for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r) The New Portfolio Shares to be delivered to Old Portfolio hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

(s) The VIP Declaration permits VIP to vary its shareholders’ investment. VIP does not have a fixed pool of assets — each series thereof (including Old Portfolio) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

3.2 EQAT, on New Portfolio’s behalf, represents and warrants to VIP, on Old Portfolio’s behalf, as follows:

(a) EQAT (1) is a Delaware Statutory Trust, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) At the Effective Time, New Portfolio will be a duly established and designated series of EQAT; and New Portfolio has not commenced operations and will not do so until after the Closing;

(c) The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of EQAT’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of EQAT, with respect to New Portfolio, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

(d) Before the Closing, there will be no (1) issued and outstanding New Portfolio Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Portfolio Shares, (3) securities convertible into any New Portfolio Shares, or (4) other securities issued by New Portfolio, except the Initial Shares;

(e) No consideration other than New Portfolio Shares (and New Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) EQAT, with respect to New Portfolio, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, EQAT’s Amended and Restated Declaration of Trust, as amended (“EQAT Declaration”), or By-Laws, or any Undertaking to which EQAT, with respect to New Portfolio or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which EQAT, with respect to New Portfolio or on its behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to EQAT’s knowledge, threatened against EQAT, with respect to New Portfolio or any of its properties or assets attributable or allocable to New Portfolio, that, if adversely determined, would materially and adversely affect New Portfolio’s financial condition or the conduct of its business; and EQAT, on New Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Portfolio’s business or EQAT’s ability to consummate the transactions contemplated hereby;

(h) From the time it comes into existence, New Portfolio (1) will not be classified as a partnership, and instead will be classified as an association that is taxable as a corporation, for federal tax purposes (and either has elected the latter classification by filing Form 8832 with the IRS or will be a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation) and (2) will be an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); New Portfolio will file its federal income tax returns on Form 1120-RIC; for the taxable year in which the Reorganization occurs, New Portfolio will meet the requirements of Subchapter M for qualification and treatment as a RIC and will be eligible to and will compute its federal income tax under section 852; and New Portfolio intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for succeeding taxable years;

(i) New Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(j) There is no plan or intention for New Portfolio to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k) Assuming the truthfulness and correctness of VIP’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Portfolio’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l) The New Portfolio Shares to be issued and delivered to Old Portfolio, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by EQAT and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding New Portfolio Shares, fully paid and non-assessable by EQAT;

(m) On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, (a) EQAT’s Pro/SAI including New Portfolio will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by VIP for use therein;

(n) The information to be furnished by EQAT for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(o) The EQAT Declaration permits EQAT to vary its shareholders’ investment. EQAT does not have a fixed pool of assets — each series thereof (including New Portfolio after it commences operations) is (or will be) a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have (or will have) the authority to buy and sell securities for it.

3.3 Each Investment Company, on its Portfolio’s behalf, represents and warrants to the other Investment Company, on its Portfolio’s behalf, as follows:

(a) No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Portfolio’s behalf, except for (1) EQAT’s filing with the Commission of a registration statement on Form N-14 relating to the New Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and a post-effective amendment to EQAT’s registration statement on Form N-1A and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;

(b) The fair market value of the New Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Old Portfolio Shares it actually or constructively surrenders in exchange therefor;

(c) Old Portfolio’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by New Portfolio and those to which the Assets are subject;

(e) None of the compensation AXA Equitable or any affiliate thereof receives as a service provider to Old Portfolio will be separate consideration for, or allocable to, any of the Old Portfolio Shares that AXA Equitable (on any Shareholder’s behalf) holds; none of the New Portfolio Shares AXA Equitable (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to

AXA Equitable or any affiliate thereof will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f) No expenses incurred by Old Portfolio or on its behalf in connection with the Reorganization will be paid or assumed by AXA Equitable, any affiliate thereof (including FMG LLC), or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Portfolio Shares will be transferred to Old Portfolio or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(g) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Portfolio Shares and will own those shares solely by reason of their ownership of the Old Portfolio Shares immediately before the Reorganization and (2) New Portfolio will hold the same assets — except for assets used to pay the Portfolios’ expenses incurred in connection with the Reorganization — and be subject to the same liabilities that Old Portfolio held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Portfolio makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

(h) There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and New Portfolio will not pay cash in lieu of fractional New Portfolio Shares in connection with the Reorganization;

(i) The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

(j) The principal purpose of New Portfolio’s assumption of the Liabilities is not avoidance of federal income tax on the transaction.

4. COVENANTS

4.1 VIP covenants to operate Old Portfolio’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by Old Portfolio’s normal business activities; and

(b) Old Portfolio will retain exclusive control of the composition of its portfolio until the Closing.

4.2 VIP covenants to call and hold a meeting of Old Portfolio’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.3 VIP covenants that it will assist EQAT in obtaining information EQAT reasonably requests concerning the beneficial ownership of Old Portfolio Shares.

4.4 VIP covenants that it will turn over its books and records regarding Old Portfolio (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to EQAT at the Closing.

4.5 Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.6 Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) EQAT, on New Portfolio’s behalf, title to and possession of all the Assets, and (b) VIP, on Old Portfolio’s behalf, title to and possession of the New Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.7 EQAT covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Portfolio’s operations after the Effective Time.

4.8 VIP covenants to distribute all the New Portfolio Shares it receives in the Reorganization to the Shareholders in complete liquidation of Old Portfolio.

4.9 As promptly as practicable, but in any case within sixty days, after the Effective Time, VIP shall furnish to EQAT, in a form reasonably satisfactory to EQAT, a Certificate stating the earnings and profits of Old Portfolio for federal income tax purposes that will be carried over by New Portfolio as a result of section 381.

4.10 It is the Investment Companies’ intention that the Reorganization will qualify as a reorganization with the meaning of section 368(a)(1)(F). Neither Investment Company shall take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to qualify as such a reorganization.

4.11 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) the other Investment Company’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Portfolio’s shareholders at the Shareholders Meeting (including any adjournment(s) thereof);

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties, provided that either Investment Company may for itself waive any of those conditions;

5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4 The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 2.5(a). The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

(a) New Portfolio’s acquisition of the Assets in exchange solely for New Portfolio Shares and its assumption of the Liabilities, followed by Old Portfolio’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Portfolio Shares and in complete liquidation of Old Portfolio, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Portfolio will be “a party to a reorganization” (within the meaning of section 368(b));

(b) Old Portfolio will recognize no gain or loss on the transfer of the Assets to New Portfolio in exchange solely for New Portfolio Shares and New Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Portfolio Shares;

(c) New Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for New Portfolio Shares and its assumption of the Liabilities;

(d) New Portfolio’s basis in each Asset will be the same as Old Portfolio’s basis therein immediately before the Reorganization, and New Portfolio’s holding period for each Asset will include Old Portfolio’s holding period therefor (except where New Portfolio’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e) A Shareholder will recognize no gain or loss on the exchange of all its Old Portfolio Shares solely for New Portfolio Shares pursuant to the Reorganization;

(f) A Shareholder’s aggregate basis in the New Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Portfolio Shares it actually or constructively surrenders in exchange for those New Portfolio Shares; and its holding period for those New Portfolio Shares will include, in each instance, its holding period for those Old Portfolio Shares, provided the Shareholder holds the latter as capital assets at the Effective Time; and

(g) For purposes of section 381, New Portfolio will be treated just as Old Portfolio would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Portfolio’s taxable year, Old Portfolio’s tax attributes enumerated in section 381(c) will be taken into account by New Portfolio as if there had been no Reorganization, and the part of Old Portfolio’s taxable year before the Reorganization will be included in New Portfolio’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on Old Portfolio with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;

5.5 Before the Closing, EQAT’s Board shall have authorized the issuance of, and EQAT shall have issued, one New Portfolio Share in each class (“Initial Shares”) to AXA Equitable or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management and sub-advisory contracts, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as New Portfolio’s sole shareholder;

5.6 EQAT, on New Portfolio’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a sub-advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Portfolio’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by EQAT’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by AXA Equitable or its affiliate as New Portfolio’s sole shareholder;

5.7 EQAT, on New Portfolio’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that EQAT, on New Portfolio’s behalf, assumes all of the Liabilities; and

5.8 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Portfolio’s shareholders’ interests.

6. EXPENSES

Subject to satisfaction of the representation contained in paragraph 3.3(f), 50% of the first $300,000 of the Reorganization Expenses described in the following sentence for all the Reorganizations (collectively, “Identified Expenses”) (i.e., up to an aggregate maximum of $150,000) shall be borne by all the New Portfolios in proportion to the respective number of Contract holder and other Shareholder, if any, accounts of their corresponding Old Portfolios at the Effective Time, with any Identified Expenses in excess of that aggregate maximum borne solely by FMG LLC. Identified Expenses consist of the following: (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing each New Portfolio’s prospectus and each Old Portfolio’s proxy materials, (2) legal and accounting fees in connection with the Reorganizations, and (3) expenses of holding the Shareholders Meeting (including any adjournment or postponement thereof, including proxy solicitation expenses). Notwithstanding the foregoing, (a) FMG LLC shall not bear any brokerage or similar expenses incurred by or for the benefit of any Portfolio in connection with the Reorganizations, (b) all expenses other than Identified Expenses shall be borne by the Portfolio that directly incurs them, and (c) expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC or would prevent the Reorganization in which it participates from qualifying as a tax-free reorganization.

7. ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing (except to the extent provided in paragraph 5.4).

8. TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Closing:

8.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before             , 2014, or another date to which the Investment Companies agree; or

8.2 By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9. AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Portfolio’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10. MISCELLANEOUS

10.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

10.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company, on its Portfolio’s behalf, and its respective successors and assigns any rights or remedies under or by reason hereof.

10.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Portfolio but are only binding on and enforceable against its property attributable to and held for the benefit of its Portfolio (“Portfolio’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or its Portfolio’s behalf, shall look only to the other Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

10.4 Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

10.5 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

EQ ADVISORS TRUST, on behalf of its series listed on Schedule A

By:
Name:	Steven M. Joenk
Title:	President and Chief Executive Officer

AXA PREMIER VIP TRUST, on behalf of its series listed on Schedule A

By:
Name:	Brian E. Walsh
Title:	Chief Financial Officer

SCHEDULE A

OLD PORTFOLIOS	NEW PORTFOLIOS
(series of VIP)	(series of EQAT)
Multimanager Aggressive Equity Portfolio	Multimanager Aggressive Equity Portfolio

Multimanager Technology Portfolio	Multimanager Technology Portfolio

Multimanager Core Bond Portfolio	Multimanager Core Bond Portfolio

Multimanager Mid Cap Growth Portfolio	Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio	Multimanager Mid Cap Value Portfolio

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

(MERGER PLAN)

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of             , 2014 [before the shareholders meeting], between EQ ADVISORS TRUST, a Delaware statutory trust (“EQAT”), on behalf of each of its segregated portfolios of assets (“series”) listed under the heading “Acquiring Portfolios” on Schedule A to this Agreement (“Schedule A”) (each, an “Acquiring Portfolio”), and AXA PREMIER VIP TRUST, also a Delaware statutory trust (“VIP”), on behalf of each of its series listed under the heading “Targets” on Schedule A (each, a “Target”). (Each Acquiring Portfolio and Target is sometimes referred to herein as a “Portfolio,” and each of EQAT and VIP is sometimes referred to herein as an “Investment Company.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Portfolio, and of and by each Investment Company, as applicable, on its behalf, shall be the Obligations of that Portfolio only, (2) all rights and benefits created hereunder in favor of a Portfolio shall inure to and be enforceable by the Investment Company of which that Portfolio is a series on that Portfolio’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Portfolio or Investment Company of its Obligations set forth herein.

Each Investment Company currently sells voting shares of beneficial interest in its Portfolios, $0.001 par value per share (“shares”), to (1) separate accounts of AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Life and Annuity Company, and other affiliated or unaffiliated insurance companies in connection with certain variable annuity certificates and contracts and variable life insurance policies (collectively, “Contracts”) issued thereby and (2) The AXA Equitable 401(k) Plan. Shares in each Portfolio also may be sold to (3) other tax-qualified retirement plans, (4) other portfolios managed by AXA Equitable Funds Management Group, LLC (“FMG LLC”) that currently sell their shares to those accounts and plans, and (5) other investors eligible under applicable Regulations (as defined below). At the date of adoption hereof, some shares in certain Portfolios are held by one or more shareholders other than separate accounts of AXA Equitable (collectively, “Other Shareholders”) and the balance of the shares in those Portfolios and all the shares in each other Portfolio are held by AXA Equitable for separate accounts thereof. Class K shares are sold only to other series of the Investment Companies and certain group annuity and retirement plans. The Portfolios are underlying investment options for those separate accounts to fund Contracts. Under applicable law, the assets of all those separate accounts (i.e., the shares in the Portfolios) are the property of AXA Equitable, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

The Investment Companies wish to effect three separate reorganizations, each described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). Each reorganization will consist of (1) the transfer of all of a Target’s assets to the Acquiring Portfolio listed on Schedule A opposite its name (“corresponding Acquiring Portfolio”) in exchange solely for shares in that Acquiring Portfolio and that Acquiring Portfolio’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) that Target’s termination (all the foregoing transactions involving each Target and its corresponding Acquiring Portfolio being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. (For convenience, the balance hereof, except paragraphs 1.3 and 7.2, refers only to a single Reorganization, one Target, and one Acquiring Portfolio, but the terms and conditions hereof shall apply separately to each Reorganization and the Portfolios participating therein.)

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby and has duly authorized its performance hereof on its Portfolio’s behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of its Portfolio and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target offers three classes of shares, designated Class A, Class B, and Class K shares (“Class A Target Shares,” “Class B Target Shares,” and “Class K Target Shares,” respectively, and collectively, “Target Shares”). Acquiring Portfolio also offers three classes of shares, also designated Class IA, Class IB, and Class K shares (“Class IA Acquiring Portfolio Shares,” “Class IB Acquiring Portfolio Shares,” and “Class K Acquiring Portfolio Shares,” respectively, and collectively, “Acquiring Portfolio Shares”). The Portfolios’ similarly designated classes of shares have identical characteristics, rights, and preferences.

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Portfolio. In exchange therefor, Acquiring Portfolio shall —

(a) issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) (1) Class IA Acquiring Portfolio Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Class A Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of a Class IA Acquiring Portfolio Share, (2) Class IB Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class IB Acquiring Portfolio Share, and (3) Class K Acquiring Portfolio Shares determined by dividing the Target Value attributable to the Class K Target Shares by the NAV of a Class K Acquiring Portfolio Share, and

(b) assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2. The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target’s books at that time; and Target has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to EQAT.

1.3. The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein, except Reorganization Expenses (as defined in paragraph 4.3.10) borne by another Target or FMG LLC pursuant to paragraph 7.2. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4. If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain — and in no event less than the sum of 98% of its “ordinary income” plus 98.2%

of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Portfolio Shares it receives pursuant to paragraph 1.1(a) to the separate accounts for which AXA Equitable holds Target Shares, and Other Shareholders, of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by EQAT’s transfer agent’s opening accounts on Acquiring Portfolio’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Portfolio Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Portfolio Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Class A Target Shares shall be credited with the respective pro rata number of full and fractional Class IA Acquiring Portfolio Shares due that Shareholder, the account for each Shareholder that holds Class B Target Shares shall be credited with the respective pro rata number of full and fractional Class IB Acquiring Portfolio Shares due that Shareholder, and the account for each Shareholder that holds Class K Target Shares shall be credited with the respective pro rata number of full and fractional Class K Acquiring Portfolio Shares due that Shareholder). The aggregate NAV of Acquiring Portfolio Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares of the corresponding class that Shareholder holds at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. EQAT shall not issue certificates representing the Acquiring Portfolio Shares issued in connection with the Reorganization.

1.6. Any transfer taxes payable on issuance and transfer of Acquiring Portfolio Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7. After the Effective Time, Target shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Portfolio Shares pursuant to paragraph 1.5, all actions required to terminate Target as a series of VIP shall be taken — and in all events Target shall have been terminated as such within six months after the Effective Time — and VIP shall make all filings and take all other actions in connection therewith required by applicable law or necessary and proper to effect that termination.

1.8. Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, except as otherwise agreed to by the Investment Companies, VIP shall or shall cause its agents to prepare any federal, state, and local tax returns, including any Forms 1099, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

2. VALUATION

2.1. For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in VIP’s then-current prospectus and statement of additional information (“Pro/SAI”) for Target and valuation procedures established by its Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Portfolio Shares shall be computed at the Valuation Time, using EQAT’s Valuation Procedures.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by FMG LLC, in its capacity as each Investment Company’s administrator, or (b) in the case of securities subject to fair valuation, in accordance with the respective Valuation Procedures.

3. CLOSING AND EFFECTIVE TIME

3.1. Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously at the close of business (4:00 p.m., Eastern Time) on             , 2014, or a later date as to which they agree (“Effective Time”). If, at or immediately before the Valuation Time, (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Portfolio (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in either Board’s judgment, accurate appraisal of the value of either Portfolio’s net assets and/or the NAV per share of any class of Acquiring Portfolio Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Investment Companies’ offices or at another place as to which they agree.

3.2. The Investment Companies shall direct the custodian of the Portfolios’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Portfolio at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Portfolio, as reflected on Acquiring Portfolio’s books immediately after the Closing, does or will conform to that information on Target’s books immediately before the Closing.

3.3. VIP shall direct its transfer agent to deliver to EQAT at the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Target Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4. EQAT shall direct its transfer agent to deliver to VIP (a) at the Closing, a confirmation, or other evidence satisfactory to VIP, that the Acquiring Portfolio Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Portfolio’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

3.5. Each Investment Company shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby and (b) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.

4. REPRESENTATIONS AND WARRANTIES

4.1. VIP, on Target’s behalf, represents and warrants to EQAT, on Acquiring Portfolio’s behalf, as follows:

4.1.1. VIP (a) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (a “Delaware Statutory

Trust”), and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.1.2. Target is a duly established and designated series of VIP;

4.1.3. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of VIP’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of VIP, with respect to Target, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.4. At the Effective Time, VIP, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, EQAT, on Acquiring Portfolio’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.5. VIP, with respect to Target, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, VIP’s Agreement and Declaration of Trust (“VIP Declaration”) or Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which VIP, with respect to Target or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which VIP, with respect to Target or on its behalf, is a party or by which it is bound;

4.1.6. At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Target (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Portfolio’s assumption, of any liabilities of Target thereunder will be made, without either Portfolio’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights VIP, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.7. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to VIP’s knowledge, threatened against VIP, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and VIP, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or VIP’s ability to consummate the transactions contemplated hereby;

4.1.8. Target’s Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2013, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm (“PwC”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements (copies of which VIP has furnished to EQAT) present fairly, in all material respects, Target’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to VIP’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.1.9. Since December 31, 2013, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

4.1.10. All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of VIP’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.1.11. Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.12. Target is in the same line of business as Acquiring Portfolio is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time VIP’s Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.11; from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target has not changed, and will not change, its historic investment policies in connection with the Reorganization; and VIP believes, based on its review of each Portfolio’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Portfolio’s investment objective and policies and that, as a result, a large majority of Target’s assets can be transferred to and held by Acquiring Portfolio;

4.1.13. At the Effective Time, (a) at least 33 1/3% of Target’s portfolio assets will meet Acquiring Portfolio’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (b) Target will not have altered its portfolio in connection with the Reorganization to meet that 33 1/3% threshold, and (c) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

4.1.14. To the best of VIP’s management’s knowledge, there is no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Portfolio Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Portfolio Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;

4.1.15. During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”) without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (a) acquired Target Shares with consideration other than Acquiring Portfolio Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (b) made distributions with respect to Target Shares except for (1) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (2) other dividends and distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.16. All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by VIP and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

4.1.17. Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

4.1.18. Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.1.19. Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

4.1.20. On the effective date of the Registration Statement (as defined in paragraph 4.3.1), at the time of the Shareholders Meeting (as defined in paragraph 5.2), and at the Effective Time, VIP’s Pro/SAI including Target will (a) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.21. The information to be furnished by VIP for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.22. The Acquiring Portfolio Shares to be delivered to Target hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

4.1.23. The VIP Declaration permits VIP to vary its shareholders’ investment. VIP does not have a fixed pool of assets — each series thereof (including Target) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.2. EQAT, on Acquiring Portfolio’s behalf, represents and warrants to VIP, on Target’s behalf, as follows:

4.2.1. EQAT (a) is a Delaware Statutory Trust, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.2.2. Acquiring Portfolio is a duly established and designated series of EQAT;

4.2.3. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of EQAT’s Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of EQAT, with respect to Acquiring Portfolio, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.4. No consideration other than Acquiring Portfolio Shares (and Acquiring Portfolio’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.5. EQAT, with respect to Acquiring Portfolio, is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, EQAT’s Amended and Restated Declaration of Trust, as amended (“EQAT Declaration”), or Bylaws, or any Undertaking to which EQAT, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which EQAT, with respect to Acquiring Portfolio or on its behalf, is a party or by which it is bound;

4.2.6. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to EQAT’s knowledge, threatened against EQAT, with respect to Acquiring Portfolio or any of its properties or assets attributable or allocable to Acquiring Portfolio, that, if adversely determined, would materially and adversely affect Acquiring Portfolio’s financial condition or the conduct of its business; and EQAT, on Acquiring Portfolio’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Portfolio’s business or EQAT’s ability to consummate the transactions contemplated hereby;

4.2.7. Acquiring Portfolio’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2013, have been audited by PwC and are in accordance with GAAP; those Statements (copies of which EQAT has furnished to VIP) present fairly, in all material respects, Acquiring Portfolio’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to EQAT’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.2.8. Since December 31, 2013, there has not been any material adverse change in Acquiring Portfolio’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Portfolio of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this representation and warranty, a decline in Acquiring Portfolio’s NAV due to declines in market values of securities Acquiring Portfolio holds, the discharge of Acquiring Portfolio’s liabilities, or the redemption of Acquiring Portfolio Shares by its shareholders will not constitute a material adverse change;

4.2.9. All Returns of Acquiring Portfolio required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of EQAT’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Portfolio (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.10. Acquiring Portfolio is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Portfolio is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Portfolio has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Portfolio has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Portfolio will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Portfolio has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.11. Acquiring Portfolio is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Portfolio will continue, and has no plan or intention to change, that line of business;

4.2.12. At the Effective Time, Acquiring Portfolio (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

4.2.13. Following the Reorganization, Acquiring Portfolio will (a) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the

Regulations) and (b) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Portfolio (c) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status; and EQAT believes, based on its review of each Portfolio’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Portfolio’s investment objective and policies and that, as a result, a large majority of Target’s assets can be transferred to and held by Acquiring Portfolio;

4.2.14. Acquiring Portfolio does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

4.2.15. Acquiring Portfolio has no plan or intention to issue additional Acquiring Portfolio Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Portfolio, or any person Related to it, have any plan or intention at the Effective Time to acquire or redeem any Acquiring Portfolio Shares issued in the Reorganization — either directly or through any transaction, agreement, or arrangement with any other person — except for redemptions Acquiring Portfolio will make as such a series pursuant to section 22(e) of the 1940 Act;

4.2.16. Before or in the Reorganization, neither Acquiring Portfolio nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Portfolio Shares;

4.2.17. Acquiring Portfolio is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.2.18. There is no plan or intention for Acquiring Portfolio to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

4.2.19. Assuming the truthfulness and correctness of VIP’s representation and warranty in paragraph 4.1.19, immediately after the Reorganization (a) not more than 25% of the value of Acquiring Portfolio’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

4.2.20. All issued and outstanding Acquiring Portfolio Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by EQAT and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Portfolio does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor are there outstanding any securities convertible into any Acquiring Portfolio Shares; and the Acquiring Portfolio Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by EQAT and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Portfolio Shares, fully paid and non-assessable by EQAT;

4.2.21. On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, (a) EQAT’s Pro/SAI including Acquiring Portfolio will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by VIP for use therein;

4.2.22. The information to be furnished by EQAT for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

4.2.23. The EQAT Declaration permits EQAT to vary its shareholders’ investment. EQAT does not have a fixed pool of assets — each series thereof (including Acquiring Portfolio) is a managed portfolio of securities, and FMG LLC and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3. Each Investment Company, on its Portfolio’s behalf, represents and warrants to the other Investment Company, on its Portfolio’s behalf, as follows:

4.3.1. No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for its execution, delivery, and performance hereof on its Portfolio’s behalf, except for (a) EQAT’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and a post-effective amendment to EQAT’s registration statement on Form N-1A and (b) consents, filings, and orders that have been made or received or may be required after the Effective Time;

4.3.2. The fair market value of the Acquiring Portfolio Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

4.3.3. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the Reorganization to any person Related to either Portfolio or (2) any portion of the Acquiring Portfolio Shares they receive in the Reorganization to any person Related to Acquiring Portfolio, (b) does not anticipate dispositions of those Acquiring Portfolio Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (c) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Portfolio Shares immediately following the Reorganization;

4.3.4. Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

4.3.5. The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Portfolio and those to which the Assets are subject;

4.3.6. At the Effective Time, there will be no intercompany indebtedness existing between the Portfolios that was issued, acquired, or settled at a discount;

4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Portfolio, and Acquiring Portfolio will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization. For the purposes of this representation and warranty, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions pursuant to section 22(e) of the 1940 Act and (b) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

4.3.8. None of the compensation AXA Equitable or any affiliate thereof receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that AXA Equitable (on any Shareholder’s behalf) holds; none of the Acquiring Portfolio Shares AXA Equitable (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to AXA Equitable or any affiliate thereof will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.9. Immediately after the Reorganization, AXA Equitable (through its separate accounts) will own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Portfolio;

4.3.10. No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Portfolio, AXA Equitable or any affiliate thereof (including FMG LLC), or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Portfolio Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.11. There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Portfolio will not pay cash in lieu of fractional Acquiring Portfolio Shares in connection with the Reorganization;

4.3.12. The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

4.3.13. The principal purpose of Acquiring Portfolio’s assumption of the Liabilities is not avoidance of federal income tax on the transaction.

5. COVENANTS

5.1. Each Investment Company covenants to operate its Portfolio’s business in the ordinary course between the date hereof and the Closing, it being understood that:

(a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Portfolio’s normal business activities; and

(b) each Portfolio will retain exclusive control of the composition of its portfolio until the Closing.

5.2. VIP covenants to call and hold a meeting of Target’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.3. VIP covenants that it will assist EQAT in obtaining information EQAT reasonably requests concerning the beneficial ownership of Target Shares.

5.4. VIP covenants that it will turn over its books and records regarding Target (including all tax books and records and all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to EQAT at the Closing.

5.5. Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

5.6. Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) EQAT, on Acquiring Portfolio’s behalf, title to and possession of all the Assets, and (b) VIP, on Target’s behalf, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7. EQAT covenants to use all reasonable efforts to obtain the consents required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Portfolio’s operations after the Effective Time.

5.8. VIP covenants to distribute all the Acquiring Portfolio Shares it receives in the Reorganization to the Shareholders in complete liquidation of Target.

5.9. As promptly as practicable, but in any case within sixty days, after the Effective Time, VIP shall furnish to EQAT, in a form reasonably satisfactory to EQAT, a Certificate stating the earnings and profits of Target for federal income tax purposes that will be carried over by Acquiring Portfolio as a result of section 381.

5.10. It is the Investment Companies’ intention that the Reorganization will qualify as a reorganization with the meaning of section 368(a)(1)(D). Neither Investment Company shall take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to qualify as such a reorganization.

5.11. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) the other Investment Company’s performance of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Target’s shareholders at the Shareholders Meeting (including any adjournment(s) thereof);

6.2. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Portfolio’s assets or properties, provided that either Investment Company may for itself waive any of those conditions;

6.3. At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4. The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 3.5(a). The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

6.4.1. Target’s transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Portfolio will be “a party to a reorganization” within the meaning of section 368(b);

6.4.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and Acquiring Portfolio’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

6.4.3. Acquiring Portfolio will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Portfolio Shares and its assumption of the Liabilities;

6.4.4. Acquiring Portfolio’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Portfolio’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Portfolio’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

6.4.5. A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Portfolio Shares pursuant to the Reorganization; and

6.4.6. A Shareholder’s aggregate basis in the Acquiring Portfolio Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Portfolio Shares; and its holding period for those Acquiring Portfolio Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.4.2 and 6.4.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on Target with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

6.5. EQAT, on Acquiring Portfolio’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that EQAT, on Acquiring Portfolio’s behalf, assumes all of the Liabilities; and

6.6. At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Portfolio’s shareholders’ interests.

7. BROKERAGE FEES AND EXPENSES

7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2. Subject to satisfaction of the representation contained in paragraph 4.3.10, the sum of the Reorganization Expenses described in the following sentence for all the Reorganizations (collectively, “Identified Expenses”), up to an aggregate maximum of $325,000, shall be borne by all the Targets in proportion to their respective numbers of Contract holder and Other Shareholder, if any, accounts at the Effective Time, with any Identified Expenses in excess of that amount borne solely by FMG LLC. Identified Expenses consist of the following: (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing each Acquiring Portfolio’s prospectus and each Target’s proxy materials, (2) legal and accounting fees in connection with the Reorganizations, and (3) expenses of holding the Shareholders Meeting (including any adjournment or postponement thereof, including proxy solicitation expenses). Notwithstanding the foregoing, (a) FMG LLC shall not bear any brokerage or similar expenses incurred by or for the benefit of any Portfolio in connection with the Reorganizations, (b) all expenses other than Identified Expenses shall be borne by the Portfolio that directly incurs them, and (c) expenses shall be paid by the Portfolio directly incurring them if and to the extent that the payment thereof by another person would result in that Portfolio’s disqualification as a RIC or would prevent the Reorganization in which it participates from qualifying as a tax-free reorganization.

8. ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing (except to the extent provided in paragraph 6.4).

9. TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Closing:

9.1. By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before             , 2014, or another date to which the Investment Companies agree; or

9.2. By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10. AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Target’s shareholders’ approval hereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11. MISCELLANEOUS

11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than each Investment Company, on its Portfolio’s behalf, and their respective successors and assigns any rights or remedies under or by reason hereof.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Portfolio but are only binding on and enforceable against its property attributable to and held for the benefit of its Portfolio (“Portfolio’s

Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims hereunder on its or its Portfolio’s behalf, shall look only to the other Portfolio’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4 Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[Signatures on following page]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

EQ ADVISORS TRUST, on behalf of its series listed on Schedule A

By:
Name:	Steven M. Joenk
Title:	President and Chief Executive Officer

AXA PREMIER VIP TRUST, on behalf of its series listed on Schedule A

By:
Name:	Brian E. Walsh
Title:	Chief Financial Officer

SCHEDULE A

TARGETS	ACQUIRING PORTFOLIOS
(series of VIP)	(series of EQAT)
Multimanager Large Cap Core Portfolio	EQ/Large Cap Core PLUS Portfolio

Multimanager Large Cap Value Portfolio	EQ/Large Cap Value PLUS Portfolio

Multimanager International Equity Portfolio	EQ/International Core PLUS Portfolio

APPENDIX C

More Information on Strategies and Risk Factors

Strategies

Changes in Investment Objectives and Principal Investment Strategies

Each Portfolio has its own investment objective(s), policies and strategies. There is no assurance that a Portfolio will achieve its investment objective. The investment objective of each Portfolio may be changed without prior notice or shareholder approval. All investment policies and strategies that are not specifically designated as fundamental also may be changed without prior notice or shareholder approval. In addition, to the extent a Portfolio is new or is undergoing a transition (such as a rebalancing or experiencing large inflows or outflows) or takes a temporary defense position, it may not be pursuing its investment objective or executing its principal investment strategies.

80% Policies

Each of the Portfolios (except the EQ/International Core PLUS Portfolio) has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment connoted by its name. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio.

Indexing Strategies

One or more Index Allocated Portions of the Portfolios seeks to track the total return performance (before fees and expenses) of a particular index. The following provides additional information regarding the management strategies employed by the sub-advisers of these Index Allocated Portions in pursuing these objectives. The sub-adviser to an Index Allocated Portion does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the portion. Rather, the sub-adviser may employ a full replication technique or sampling technique in seeking to track the total return performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every stock in that index by selecting a representative sample of securities for the Index Allocated Portion based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics and, with respect to fixed income indexes, interest rate sensitivity, credit quality and sector diversification.

C-1

Allocation Strategies

The Manager generally allocates a Portfolio’s assets among multiple sub-advisers each of which manages its portion of a Portfolio using different yet complementary investment strategies. The following provides additional information regarding the allocation of those Portfolios’ assets among their distinct portions.

EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, and EQ/International Core PLUS Portfolios

Each allocation percentage for each Portfolio is an asset allocation target established by FMG LLC to achieve the Portfolio’s investment objective and may be changed without shareholder approval. Actual allocations among the distinct portions of a Portfolio may vary from the amounts shown above by up to 15% of the Portfolio’s net assets. Each portion of a Portfolio may deviate temporarily from its asset allocation target for defensive purposes, in response to large inflows or outflows of assets to and from the Portfolio (e.g., in connection with asset allocation rebalancing transactions, reorganization transactions and separate account substitution transactions), or as a result of appreciation or depreciation of its holdings. FMG LLC rebalances each portion of the Portfolio as it deems appropriate. To the extent that a Portfolio is being rebalanced, experiences large inflows or outflows, or takes a temporary defensive position, it may not be pursuing its investment goal or executing its principal investment strategy.

Multimanager Aggressive Equity, Multimanager Technology, Multimanager Core Bond, Multimanager Mid Cap Growth, Multimanager Mid Cap Value Portfolio, New Multimanager Aggressive Equity, New Multimanager Technology, New Multimanager Core Bond, New Multimanager Mid Cap Growth, and New Multimanager Mid Cap Value Portfolios

Each allocation percentage for each Portfolio is an asset allocation target established by FMG LLC to achieve the Portfolio’s investment objective and may be changed without shareholder approval. Each Portion of a Portfolio may deviate temporarily from its asset allocation target for defensive purposes, in response to large inflows or outflows of assets to and from the Portfolio (e.g., in connection with asset allocation rebalancing transactions, reorganization transactions and separate account substitution transactions), or as a result of appreciation or depreciation of its holdings. FMG LLC rebalances each portion of the Portfolio as it deems appropriate. To the extent that the Portfolio is being rebalanced, experiences large inflows or outflows, or takes a temporary defensive position, it may not be pursuing its investment goal or executing its principal investment strategy.

Active Management Strategies

Each Adviser has complete discretion to select portfolio securities for its portion of a Portfolio’s assets, subject to the Portfolio’s investment objectives, restrictions and policies and other parameters that may be developed from time to time by the Manager.

C-2

In selecting investments, the Advisers use their proprietary investment strategies, which are summarized above in the section “Investments, Risks and Performance” for each portfolio. The following is an additional general description of certain common types of active management strategies that may be used by the Advisers to the Portfolios.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends.

Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Core investing is an investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Fundamental analysis generally involves the analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Additional Strategies

The following provides additional information regarding the principal investment strategies discussed in “Comparison of Investment Objectives, Policies, and Strategies” and additional investment strategies that the Portfolios may employ. Each strategy may apply to all of the Portfolios. For further information about investment strategies, please see the Portfolios’ respective Statement of Additional Information (the “SAI”).

Cash Management:    A Portfolio may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest uninvested cash in money market funds, including money market funds managed by the Manager. To the extent a Portfolio invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies, as discussed in “Additional Strategies — Securities of Other Investment Companies.” Generally, these securities offer less potential for gains than other types of securities.

C-3

Currency:    A Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. Forward foreign currency exchange contracts (“forward contract”) are a type of derivative that may be utilized by a Portfolio. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement and no commissions are charged at any stage for trades. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives:    A Portfolio may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Portfolio may invest and to other economic factors that affect the Portfolio’s performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other portfolio management purposes. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of a Portfolio). Futures and options contracts (including futures and options on individual securities and equity and bond market indexes and options on futures contracts), swaps and forward contracts, including forward currency contracts, and structured securities, are examples of derivatives in which a Portfolio may invest. A Portfolio that engages in derivatives transactions may maintain a significant percentage of its assets in cash and cash equivalent instruments, which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

Equity Securities:    Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.

ETFs:    A Portfolio may invest in shares of ETFs that are designed to provide investment results corresponding to an index of securities. An ETF is an open-end investment company which generally invests in a broad sample of securities corresponding to a particular index. ETFs are traded on a securities exchange at prices quoted by the exchange throughout its trading day. ETFs may trade at relatively modest discounts and premiums to their net asset values. However, some ETFs have a limited operating history, and information is lacking regarding the actual performance

C-4

and trading liquidity of these ETFs for extended periods or over complete market cycles. In addition, there is no assurance that the listing requirements of the various exchanges on which ETFs trade will be met to continue listing on that exchange. If substantial market or other disruptions affecting ETFs occur in the future, the liquidity and value of the assets of the Portfolio, and thus the value of the Portfolio’s shares, also could be substantially and adversely affected if a shareholder sells his or her shares in the Portfolio.

Fixed Income Securities:    A Portfolio may invest in short- and long-term fixed income securities in pursuing its investment objective and for other portfolio management purposes, such as to manage cash. Fixed income securities are debt securities such as bonds, notes, debentures and commercial paper. Domestic and foreign governments, banks and companies raise cash by issuing or selling debt securities to investors. Most debt securities pay fixed or adjustable rates of interest at regular intervals until they mature, at which point investors receive their principal back.

Foreign Securities:    Certain Portfolios may invest in foreign securities, including securities of companies in emerging markets. Generally, foreign securities are issued by companies organized outside the U.S. or by foreign governments or international organizations, are traded primarily in markets outside the U.S., and are denominated in a foreign currency. Foreign securities may include securities of issuers in developing countries or emerging markets, which generally involve greater risk because the economic structures of these countries and markets are less developed and their political systems are less stable. In addition, foreign securities may include depositary receipts of foreign companies. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. Depositary receipts also may be convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

Futures:    A Portfolio may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Portfolio will invest are highly standardized contracts that typically trade on futures exchanges.

C-5

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund’s access to other assets held to cover its futures positions could also be impaired.

The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Portfolio, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin” and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded. While the use of futures contracts may involve the use of leverage, the Portfolio generally does not intend to use leverage to increase its net exposure to debt securities above approximately 100% of the Portfolio’s net asset value or below 0%.

Illiquid Securities:    A Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that have no ready market.

Initial Public Offerings (“IPOs”):    Each of the Portfolios that may invest in equity securities may participate in the IPO market and a significant portion of those Portfolios’ returns may be attributable to their investment in IPOs, which have a magnified impact on Portfolios with small asset bases. An IPO is generally the first sale of stock by a company to the public. Companies offering an IPO are sometimes new, young companies or sometimes companies which have been around for many years but are deciding to go public. Prior to an IPO, there is generally no public market for an issuer’s common stock and there can be no assurance that an active trading market will develop or be sustained following the IPO. Therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations.

Investment Grade Securities:    A Portfolio may invest in investment grade debt securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable Adviser to be of comparable quality. Securities with lower investment grade ratings, while normally exhibiting adequate protection parameters, have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

C-6

Large-Cap Companies:    A Portfolio may invest in the securities of large-cap companies. These companies are typically larger, more established companies that are well-known in the market. They are a generally less vulnerable than mid- and small-cap companies to adverse business or economic developments; however, unlike mid-and small-cap companies, they may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

Mid-Cap and Small-Cap Companies and Micro-Cap Companies:    Each Portfolio may invest in the securities of mid- and small-cap companies. A Portfolio may also invest in micro-cap companies. Mid- and small- cap companies are more likely than larger companies to have limited product lines, markets or financial resources or to depend on a small, inexperienced management group. Generally, they are more vulnerable than larger companies to adverse business or economic developments and their securities may be less well-known, trade less frequently and in more limited volume than the securities of larger more established companies.

Mortgage- and Asset-Backed Securities:    A Portfolio may invest in mortgage- and asset-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Portfolio Turnover:    The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities of Other Investment Companies:    A Portfolio may invest in the securities of other investment companies, including ETFs, to the extent permitted by applicable law. Generally, a Portfolio’s investments in other investment companies are subject to statutory limitations in the 1940 Act, including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Portfolio and its affiliated persons (i) would hold more than

C-7

3% of such other investment company’s total outstanding voting shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies. However, there are statutory and regulatory exemptions from these restrictions under the 1940 Act on which the Portfolios may rely to invest in other investment companies in excess of these limits, subject to certain conditions. In addition, many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Portfolios) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. A Portfolio that invests in other investment companies indirectly bears the fees and expenses of that investment company.

Short Sales or Short Positions:    A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. In addition, because a Portfolio’s potential loss on a short sale arises from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited.

Temporary Defensive Investments:    For temporary defensive purposes in response to adverse market, economic, political or other conditions each Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal. In addition, each PLUS Portfolio may vary from its asset allocation targets and target investment percentages for defensive purposes.

U.S. Government Securities:    A Portfolio may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. The downgrade by S&P could lead to subsequent downgrades by S&P or downgrades by other credit rating agencies. Both Fitch and Moody’s, which currently have assigned their highest credit ratings to the U.S., have a negative outlook

C-8

for those credit ratings. These developments, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

Risks.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different risks. Some of the risks, including principal risks, of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s investment results. There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose value.

General Investment Risks:    Each Portfolio is subject to the following risks:

Adviser Selection Risk:    The risk that the Manager’s process for selecting or replacing an Adviser and its decision to select or replace an Adviser does not produce the intended results.

Asset Class Risk:    There is the risk that the returns from the types of securities in which a portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Issuer-Specific Risk:    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Large Shareholder Risk:    A significant percentage of a Portfolio’s shares may be owned or controlled by the Manager and its affiliates, other Portfolios that are advised by the Manager (including funds of funds), or other large shareholders, including primarily insurance company separate accounts and qualified plans. Accordingly, a Portfolio is subject to the potential for large scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders, including in connection with substitution an other transactions by affiliates of the Manager. These inflows and outflows may be frequent and could negatively affect a Portfolio’s net asset value and performance and could cause a Portfolio to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for a Portfolio if it experiences outflows and needs to sell

C-9

securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect a Portfolio’s ability to meet shareholder redemption requests or could limit a Portfolio’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. In addition, these inflows and outflows could increase a Portfolio’s brokerage or other transaction costs, and large-scale outflows could cause a Portfolio’s actual expenses to increase, or could result in a Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio.

Market Risk:    The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Portfolio being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Multiple Adviser Risk:    A Portfolio may have multiple Advisers, each of which is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser manages its allocated portion of the Portfolio independently from another Adviser, the same security may be held in different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when an Adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Adviser, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio. In addition, while the Manager seeks to allocate a Portfolio’s assets among the Portfolio’s Advisers in a manner that it believes is consistent with achieving the Portfolio’s investment objective, the Manager may be subject to potential conflicts of interest in allocating the Portfolio’s assets among Advisers because the Manager pays different fees to the Advisers and due to other factors that could impact the Manager’s revenues and profits.

C-10

Portfolio Management Risk:    The risk that strategies used by the Manager or the Advisers and their securities selections fail to produce the intended results. In addition, the Portfolios are available through Contracts offered by insurance company affiliates of the Manager, and the Portfolios may be used to fund all or a portion of certain benefits available under the Contracts. To the extent the assets in a Portfolio are insufficient to fund those benefits, the Manager’s insurance company affiliates might otherwise be obligated to fulfill them out of their own resources. The Manager may be subject to potential conflicts of interest in connection with providing advice to, or developing strategies and models used to manage, a Portfolio (e.g., with respect to the allocation of assets among Underlying Portfolios or between passively and actively managed portions of a Portfolio and the development and implementation of the models used to manage a Portfolio). The performance of Portfolios managed or designed by the Manager may impact the obligations and financial exposure of its insurance company affiliates under any death benefit, income benefit and other guarantees provided through Contracts that offer the Portfolio as an investment option and the ability of an insurance company affiliate to manage (e.g., through the use of various hedging techniques) the risks associated with these guarantees. The Manager’s investment decisions and the design of the Portfolios may be influenced by these factors. For example, the Portfolios or the models and strategies may be managed or designed in a manner (e.g., using more conservative or less volatile investment styles) that could reduce potential losses and/or mitigate financial risks to insurance companies affiliates that provide the guarantees and offer the Portfolios as investment options in their products, and also could facilitate such an insurance company’s ability to provide guarantees under its Contracts, including by making more predictable the costs of the guarantees and by reducing the regulatory capital needed to provide them. Consistent with its fiduciary duties, the Manager seeks to implement each Portfolio’s investment program in a manner that is in the best interests of the Portfolio and that is consistent with the Portfolio’s investment objective, policies and strategies described in detail in this Proxy Statement/Prospectus.

Recent Market Conditions Risk:    The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including the Portfolios. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage, and credit markets and the sovereign debt of certain nations or their political subdivisions have been particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility, and, in some

C-11

cases, credit downgrades and increased likelihood of default. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide.

In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value and liquidity of a Portfolio’s investments and cause it to lose money.

The situation in the financial markets has resulted in calls for increased regulation. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers. The regulators that have been charged with the responsibility for implementing the Dodd- Frank Act (e.g., the Securities and Exchange Commission (“SEC”) and the CFTC) have been active in proposing and adopting regulations and guidelines on the use of derivatives by market participants, including mutual funds. In 2012, the CFTC adopted a revision to one of its rules that as revised either restricts the use of derivatives by mutual funds or requires a mutual fund’s adviser to register as a commodity pool operator. The SEC is reviewing its current guidelines on the use of derivatives by mutual funds and may issue new guidelines. It is not clear whether or when such new guidelines will be published or what the content of such guidelines may be. Instruments in which a Portfolio may invest, or the issuers of such instruments, may be negatively affected by the new legislation and regulation in ways that are unforeseeable. Although a portion of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act is not yet certain.

The U.S. federal government and certain foreign central banks have taken actions to support financial markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Changes in government policies may exacerbate the markets’ difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain

C-12

securities. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

As indicated in “Comparison of Principal Risk Factors,” a Portfolio may be subject to the following as principal risks. In addition, to the extent a Portfolio invests in a particular type of investment, it will be subject to the risks of such investment as described below:

Cash Management Risk:    Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trusts’ custodian or its affiliates. The Portfolio is thus subject to counterparty risk and credit risk with respect to these arrangements.

Credit Risk:    The risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which may be reflected in their credit ratings. Securities rated below investment grade (e.g., “junk bonds”) may include a substantial risk of default. U.S. government securities held by a portfolio are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. government securities that a portfolio owns do not extend to shares of the Portfolio themselves.

Custom Benchmark Risk:    Certain of the Portfolios’ benchmarks were created by the Manager to show how the Portfolio’s performance compares with the returns of a volatility managed index. There is no guarantee that a Portfolio will outperform these or any benchmarks.

Derivatives Risk:    A derivative instrument is an investment contract the value of which is linked (or is derived from) in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and

C-13

market indexes). Derivatives include options, swaps, futures, options on futures, forward contracts and structured securities. Investing in derivatives involves investment techniques and risks different from those associated with ordinary mutual fund securities transactions and may involve increased transaction costs. The successful use of derivatives will usually depend on the Manager’s or an Adviser’s ability to accurately forecast movements in the market relating to the underlying reference asset, rate or index. If the Manager or an Adviser does not predict correctly the direction of securities prices, interest rates and other economic factors, a portfolio’s derivatives position could lose value. A portfolio’s investment in derivatives may rise or fall more rapidly than other investments and may reduce the Portfolio’s returns. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a portfolio could lose more than the principal amount invested. Derivatives are also subject to a number of risks such as leverage risk, liquidity risk, market risk, interest rate risk, counterparty risk, credit risk and also involve the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by a Portfolio, especially in abnormal market conditions. The use of derivatives may increase the volatility of a portfolio’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for a Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose a portfolio to losses and could make such derivatives more difficult for the Portfolio to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. A Portfolio also could suffer losses related to its derivatives positions as a result of undervalued market movements, which losses are potentially unlimited. A Portfolio also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, certain over-the-counter derivatives do not have liquidity beyond the counterparty to the transaction, and because they may not be traded on exchanges, they may not offer the protections provided by exchanges in the event that the counterparty is unable to fulfill its contractual obligation. Such over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that a portfolio holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that a Portfolio’s hedging transactions will be effective.

There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets. New rules may limit the availability of certain, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.

C-14

Equity Risk:    In general, stocks and other equity security values fluctuate and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

ETF Risk:    A Portfolio that invests in exchange-traded funds ETFs will indirectly bear fees and expenses charged by those ETFs, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Portfolio is also subject to the risks associated with the securities in which the ETFs invest and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The Portfolio and the ETFs are subject to certain general investment risks, including market risk, asset class risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign and emerging markets securities risk and lower-rated securities risk. ETFs may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Portfolio. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance to not match the performance of its index. An ETF’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. Moreover, there is the risk that an ETF may value certain securities at a higher price than it can sell them for. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the- counter markets,

C-15

there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of a Portfolio that invests in such an ETF could be adversely impacted.

Foreign Securities Risk:    Investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values and it may take more time to clear and settle trades involving foreign securities.

Currency Risk:    Investments in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk:    Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) are generally subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.

Emerging Markets Risk:    Emerging market countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. There are greater risks involved in investing in emerging market countries and/or their securities markets. Investments in these countries and/or markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private countries. Therefore, a Portfolio may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies

C-16

of a Portfolio. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.

European Economic Risk:    The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires Euro zone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade and other areas, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. Recently, the European financial markets have been negatively impacted by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal and Spain; and economic downturns. European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have affected the euro’s exchange rate and value and may continue to impact the economies of every European country and their economic partners.

Geographic Risk:    A Portfolio that may invest a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Initial Public Offering (“IPO”) Risk: Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Portfolio may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be

C-17

made available to the Portfolio. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as a Portfolio’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

International Fair Value Pricing Risk:    A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Boards of Trustees believe to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Boards believe reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Political/Economic Risk:    Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk:    Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Settlement Risk:    Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

C-18

Transaction Costs Risk:    The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Futures Contract Risk:    The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) an adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty will default in the performance of its obligations; (f) if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it may be disadvantageous to do so; and (g) transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

Index Strategy Risk:    A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends to track the performance of an unmanaged index of securities, whereas actively managed portfolios typically seek to outperform a benchmark index. Such a portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Interest Rate Risk:    The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of a Portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a Portfolio’s debt securities generally declines. A Portfolio with a longer average duration will be more sensitive to changes in interest rates than a fund with a shorter average duration. During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity and a Portfolio may have to reinvest the proceeds at lower interest rates, resulting in a decline in Portfolio income. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations. Interest rates have been unusually low in recent years.

C-19

Investment Grade Securities Risk:    Debt securities commonly are rated by national bond rating agencies. A Portfolio considers securities to be investment grade if they are rated BBB or higher by S&P or Fitch and Baa or higher by Moody’s or, if unrated, are deemed to be of comparable quality by an Adviser. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Investment Style Risk:    An Adviser may use a particular style or set of styles, for example, growth, value, momentum or quantitative investing styles, to select investments. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the Portfolio’s share price.

Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. An Adviser using this approach generally seeks out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such an Adviser also prefers companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Adviser, regardless of movements in the securities market. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

Value investing attempts to identify strong companies selling at a discount from their perceived true worth. An Adviser using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

Large-Cap Company Risk:    Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Leveraging or Leverage Risk:    When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages

C-20

in derivatives transactions, invests in collateral from securities loans or borrows money. Leveraged holdings generally require corresponding holdings of cash and cash equivalents, which may impede a portfolio’s ability to pursue its objectives. A Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that the rise in the value of a Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, a Portfolio may experience losses. In a market where the value of a Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Mid-Cap and Small-Cap and Micro-Cap Company Risk:    A Portfolio’s investments in mid-, small-and micro-cap companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount. Mid-, small- and micro-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-, small- and micro-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-, small-and micro-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are greater for small- and micro-cap companies than for mid-cap companies.

Mortgage-Backed and Asset-Backed Securities Risk:    The risk that the principal on mortgage- and asset-backed securities held by a Portfolio may be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds these types of securities may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of and defaults by the issuers of mortgage- and asset-backed securities or instability in the markets for such

C-21

securities may affect the value and liquidity of such securities, which could result in losses to the Portfolio. If a Portfolio purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. The underwriting standards for subprime loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrowers’ credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard loan. As a result, the loans in the pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by loans underwritten in a more traditional manner. In addition, changes in the values of the assets underlying the loans (if any), as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. Moreover, instability in the markets for mortgage- and asset-backed securities may affect the liquidity of such securities, which means that a Portfolio may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Portfolio may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage- and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

Portfolio Turnover Risk:    High portfolio turnover (generally, turnover in excess of 100% in any given fiscal year) may result in increased transaction costs to a Portfolio, which may result in higher fund expenses and lower total return.

Redemption Risk:    A Portfolio may experience periods of heavy redemptions that could cause the Portfolio to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt a Portfolio’s performance.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has

C-22

purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As the Federal Reserve “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise. Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.

Risk of Investing in Other Investment Companies:    A Portfolio that invests in Underlying Portfolios will indirectly bear fees and expenses charged by those Underlying Portfolios, in addition to the Portfolio’s direct fees and expenses. The cost of investing in the Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Portfolio’s net asset value is subject to fluctuations in the net asset value of each Underlying Portfolio. The Portfolio is also subject to the risks associated with the securities in which the Underlying Portfolios invest and the ability of the Portfolio to meet its investment objective will depend, to a significant degree, on the ability of the Underlying Portfolios to meet their objectives. The Portfolio and the Underlying Portfolios are subject to certain general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent a Portfolio invests in Underlying Portfolios that invest in equity securities, fixed income securities and/or foreign securities, the Portfolio is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and lower-rated securities risk. The Underlying Portfolios may change their investment objectives or policies without the approval of the Portfolio. If that were to occur, the Portfolio might be forced to withdraw its investment from the Underlying Portfolio at a time that is unfavorable to the Portfolio.

Sector Concentration Risk:    A Portfolio that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Securities Selection Risk:    The securities selected for a Portfolio may not perform as well as other securities that were not selected for a Portfolio. As a result, a Portfolio may underperform other funds with the same objective or in the same asset class.

Short Position Risk:    A Portfolio may engage in short sales and may enter into derivative contracts that have a similar economic effect (e.g., taking a short position in a futures contract). A Portfolio will incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to

C-23

accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Because a Portfolio’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. A Portfolio’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Portfolio’s overall potential for loss. Market factors may prevent a Portfolio from closing out a short position at the most desirable time or at a favorable price.

Technology Sector Risk:    The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Volatility Management Risk:    The Manager from time to time employs various volatility management techniques, including the use of futures and options to manage equity exposure. The success of the Portfolio’s volatility management strategy will be subject to the Manager’s ability to correctly assess the degree of correlation between the performance of the relevant market index and the metrics used by the Manager to measure market volatility. Since the characteristics of many securities change as markets change or time passes, the success of the Portfolio’s volatility management strategy also will be subject to the Manager’s ability to continually recalculate, readjust, and execute volatility management techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the volatility management strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, volatility management strategies may increase portfolio transaction costs, which could cause or increase losses or reduce gains. For a variety of reasons, the Manager may not seek to establish a perfect correlation between the relevant market index and the metrics that the Manager uses to measure market volatility. In addition, it is not possible to manage volatility fully or perfectly. Any one or more of these factors may prevent the Portfolio from achieving the intended volatility management or could cause the Portfolio to underperform or experience losses.

C-24

APPENDIX D

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, to EQ Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class IA, Class IB, or Class K shares of an Acquiring Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganizations occur)
Ashok Rametra FAM Tst 19970410 Rama Rametra 1 Cobble Court Loudonville, NY 12211	EQ/Large Cap Core PLUS — Class IA — 8.67%	2.54%

Rama Rametra FAM Tst 19970410 Rama Rametra 1 Cobble Court Loudonville, NY 12211	EQ/Large Cap Core PLUS — Class IA — 8.66%	2.54%

Ludwig FMLY IRR Tst Dtd 20080520 Kathleen W. Ludwig Rita Whitehead Garland TTEE 605 Piermont Road Demarest, NJ 07627	EQ/Large Cap Core PLUS — Class IA — 31.42%	9.21%

V Binger Rev Tst Dtd 19930319 Etal Patricia S. Binger Wells Fargo Bank NA Wlm Appt Insurance Trust P.O. Box 5953 Sioux Falls, SD 57117	EQ/Large Cap Core PLUS — Class IA — 20.49%	6.01%

Nicole R. Dintaman et Al Teryl E. Dintaman 215 S. Lucerne Blvd Los Angeles, CA 90004	EQ/Large Cap Core PLUS — Class IA — 7.67%	2.25%

AXA Conservative Plus Allocation	EQ/Large Cap Core PLUS — Class K — 6.00%	1.17%

AXA Moderate Allocation	EQ/Large Cap Core PLUS — Class K — 33.12%	6.45%

AXA Moderate Plus	EQ/Large Cap Core PLUS — Class K — 42.20%	8.22%

AXA Aggressive Allocation	EQ/Large Cap Core PLUS — Class K — 15.51%	3.02%

AXA Moderate Allocation	EQ/Large Cap Value PLUS — Class K — 16.28%	7.83%

AXA Moderate Plus	EQ/Large Cap Value PLUS — Class K — 43.84%	21.07%

D-1

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganizations occur)
AXA Aggressive Allocation	EQ/Large Cap Value PLUS — Class K — 34.90%	16.78%

AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	EQ/International Core PLUS — Class IA — 5.80%	3.19%

E. Thompson Trst Et Al 20051130 Nancy E. Thompson 1151 S. El Molino Ave Pasadena, CA 91106	EQ/International Core PLUS — Class IA — 6.99%	3.84%

AXA Moderate Allocation	EQ/International Core PLUS — Class K — 26.80%	17.84%

AXA Moderate Plus	EQ/International Core PLUS — Class K — 42.05%	27.99%

AXA Aggressive Allocation	EQ/International Core PLUS — Class K — 13.80%	13.80%

As of the Record Date, to VIP Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class A, Class B, or Class K shares of an Acquired Portfolio.

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganizations occur)
AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	Multimanager Large Cap Core Equity — Class A — 11.27%	7.96%

Washington Regional Medical System Attn Dan Eckels 3965 Grace Springs Lane Fayetteville, AR 72704	Multimanager Large Cap Core Equity — Class A — 5.27%	3.72%

AXA Moderate Allocation	Multimanager Large Cap Core Equity — Class K — 20.71%	20.71%

AXA Moderate Plus	Multimanager Large Cap Core Equity — Class K — 50.07%	50.07%

AXA Aggressive Allocation	Multimanager Large Cap Core Equity — Class K — 21.02%	21.02%

AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	Multimanager Large Cap Value — Class A — 13.90%	0.17%

D-2

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganizations occur)
AXA Moderate Plus	Multimanager Large Cap Value — Class K — 44.35%	44.35%

AXA Aggressive Allocation	Multimanager Large Cap Value — Class K — 28.47%	28.47%

AXA Moderate Allocation	Multimanager Large Cap Value — Class K — 18.64%	18.64%

Bayer Corporation C/o James K. Martin Capital Markets & Trust Investments 100 Bayer Road Pittsburgh, PA 15205-9741	Multimanager International Equity — Class B — 7.94%	0.47%

Paul E. Harvey Prof Assn Attn: Dr. Paul E. Harvey 610 Islington St Portsmouth, NH 03801	Multimanager Technology — Class K — 6.28%	6.28%

Michael E. Sleeman DMD Attn: Dr. Sleeman 211 School Street Bennington, VT 05201	Multimanager Technology — Class K — 34.36%	34.36%

AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	Multimanager Core Bond — Class A — 14.33%	14.33%

Wells Fargo Bank Iowa, N.A. As Trus For the IBP, Inc Retirement Plan 666 Walnut Street Attn: Thomas Hogen, MAC N8200-036 Des Moines, IA 50309	Multimanager Core Bond — Class A — 25.26%	25.26%

AXA Conservative Allocation	Multimanager Core Bond — Class K 12.45%	12.45%

AXA Moderate Allocation	Multimanager Core Bond — Class K — 42.23%	42.32%

AXA Moderate Plus	Multimanager Core Bond — Class K — 29.34%	29.34%

AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	Multimanager Mid Cap Growth — Class A — 21.21%	21.21%

AXA Conservative Allocation	Multimanager Mid Cap Growth — Class K — 5.37%	5.37%

AXA Conservative Plus Allocation	Multimanager Mid Cap Growth — Class K — 7.39%	7.39%

D-3

Shareholder’s or Contractholder’s Name/Address	Percent Beneficial Ownership of Shares of the Portfolio	Percent Beneficial Ownership of Shares of the Combined Portfolio (assuming the Reorganizations occur)

AXA Moderate Allocation	Multimanager Mid Cap Growth — Class K — 29.42%	29.42%

AXA Moderate Plus	Multimanager Mid Cap Growth — Class K — 30.07%	30.07%

AXA Aggressive Allocation	Multimanager Mid Cap Growth — Class K — 19.31%	19.31%

AXA/Equitable Life Ins Co c/o Barbara Gerstel 525 Washington Blvd, 36th Floor Jersey City, NJ 07310	Multimanager Mid Cap Value — Class A — 14.79%	14.79%

AXA Conservative Plus Allocation	Multimanager Mid Cap Value — Class K — 10.71%	10.71%

AXA Moderate Allocation	Multimanager Mid Cap Value — Class K — 50.01%	50.01%

AXA Moderate Plus	Multimanager Mid Cap Value — Class K — 18.18%	18.18%

AXA Aggressive Allocation	Multimanager Mid Cap Value — Class K — 8.31%	8.31%

D-4

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2014

AXA PREMIER VIP TRUST

Multimanager Aggressive Equity Portfolio,

Multimanager Technology Portfolio,

Multimanager Core Bond Portfolio,

Multimanager Mid Cap Growth Portfolio,

Multimanager Mid Cap Value Portfolio,

Multimanager Large Cap Core Equity Portfolio,

Multimanager Large Cap Value Portfolio, and

Multimanager International Equity Portfolio

(each a series of AXA Premier VIP Trust)

(each, an “Acquired Portfolio” and together, the “Acquired Portfolios”)

AND

EQ ADVISORS TRUST

Multimanager Aggressive Equity Portfolio,

Multimanager Technology Portfolio,

Multimanager Core Bond Portfolio,

Multimanager Mid Cap Growth Portfolio,

Multimanager Mid Cap Value Portfolio,

EQ/Large Cap Core PLUS Portfolio,

EQ/Large Cap Value PLUS Portfolio, and

EQ/International Core PLUS Portfolio

(each a series of EQ Advisors Trust)

(each, an “Acquiring Portfolio” and together, the “Acquiring Portfolios”)

1290 Avenue of the Americas

New York, New York 10104

(877) 222-2144

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
Multimanager Aggressive Equity Portfolio (“Acquired Multimanager Aggressive Equity Portfolio”)	Multimanager Aggressive Equity Portfolio
Multimanager Technology Portfolio (“Acquired Multimanager Technology Portfolio”)	Multimanager Technology Portfolio
Multimanager Core Bond Portfolio (“Acquired Multimanager Core Bond Portfolio”)	Multimanager Core Bond Portfolio

Multimanager Mid Cap Growth Portfolio (“Acquired Multimanager Mid Cap Growth Portfolio”)	Multimanager Mid Cap Growth Portfolio
Multimanager Mid Cap Value Portfolio (“Acquired Multimanager Mid Cap Value Portfolio”)	Multimanager Mid Cap Value Portfolio
Multimanager Large Cap Core Equity Portfolio	EQ/Large Cap Core PLUS Portfolio
Multimanager Large Cap Value Portfolio	EQ/Large Cap Value PLUS Portfolio
Multimanager International Equity Portfolio	EQ/International Core PLUS Portfolio

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of each Acquired Portfolio into the corresponding Acquiring Portfolio under which the Acquiring Portfolio would acquire all of the assets of the Acquired Portfolio in exchange solely for shares of the Acquiring Portfolio and that Acquiring Portfolio’s assumption of all of the corresponding Acquired Portfolio’s liabilities (the “Reorganizations”). This SAI is available to owners of and participants in variable life insurance contracts and variable annuity contracts and certificates (the “Contracts”) with amounts allocated to an Acquired Portfolio and to other shareholders of the Acquired Portfolios as of February 28, 2014.

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated March 31, 2014 relating to the Reorganizations (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to EQ Advisors Trust (“the Trust”) or AXA Premier VIP Trust (“VIP Trust”) at 1290 Avenue of the Americas, New York, New York 10104 or calling 1-877-522-5035. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

Contents of the SAI

The Statement of Additional Information of the Trust dated May 1, 2013, as supplemented, with respect to the EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, and EQ/International Core PLUS Portfolios. The Statement of Additional Information of VIP Trust dated May 1, 2013, as supplemented, with respect to the Acquired Portfolios. The Statements of Additional Information include information about the Trust’s and VIP Trust’s other portfolios that is not relevant to the Reorganizations. Please disregard that information.

The Statement of Additional Information of the Trust with respect to the Multimanager Aggressive Equity, Multimanager Technology, Multimanager Core Bond, Multimanager Mid Cap Growth, and Multimanager Mid Cap Value Portfolios.

Audited Financial Statements of the Trust and VIP Trust for the fiscal year ended December 31, 2013, with respect to the EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, and EQ/International Core PLUS Portfolios and the Acquired Portfolios.

Pro Forma Financial Statements relating to the Reorganizations of the Multimanager Large Cap Core Equity Portfolio into the EQ/Large Cap Core PLUS Portfolio, the Multimanager Large Cap Value Portfolio into the EQ/Large Cap Value PLUS Portfolio, and the Multimanager International Equity Portfolio into the EQ/International Core PLUS Portfolio.

Information Incorporated by Reference

This SAI incorporates by reference the following documents as filed with the Securities and Exchange Commission:

Statement of Additional Information of the Trust dated May 1, 2013, as supplemented, with respect to the EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, and EQ/International Core PLUS Portfolios (File Nos. 333-17217 and 811-07953).

Statement of Additional Information of VIP Trust dated May 1, 2013, as supplemented, with respect to the Acquired Portfolios (File Nos. 333-70754 and 811-10509).

Audited Financial Statements of the Trust and VIP Trust for the fiscal year ended December 31, 2013, with respect to the EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, and EQ/International Core PLUS Portfolios and the Acquired Portfolios.

2

DESCRIPTION OF THE TRUST

EQ Advisors Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 31, 1996 under the name “787 Trust.” The Trust changed its name to “EQ Advisors Trust” effective November 25, 1996. (See “Other Information.”)

AXA Equitable Funds Management Group, LLC (the “Manager” or “FMG LLC”), currently serves as the investment manager for the Trust.

The Trust currently offers three classes of shares, Class IA, Class IB and Class K, on behalf of sixty-eight (68) portfolios. The Trust also offers Class IB and Class K shares on behalf of eighteen (18) portfolios. This SAI contains information with respect to shares of the five (5) portfolios of the Trust listed below (the “Portfolios” or the “Multimanager Portfolios”). Each of the Portfolios is diversified. The Trust’s Board of Trustees (“Board”) is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the assets of such portfolio. The assets of each portfolio of the Trust are charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust are allocated between or among any one or more of its portfolios or classes.

Multimanager Aggressive Equity Portfolio
Multimanager Core Bond Portfolio
Multimanager Mid Cap Growth Portfolio
Multimanager Mid Cap Value Portfolio
Multimanager Technology Portfolio

Class K shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IA and Class IB shares are offered at net asset value and are subject to fees imposed under distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Distribution Plans”). Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class bears its “Class Expenses”; (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the Board under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributor for the Class IA and Class IB shares pursuant to the Rule 12b-1 Distribution Plans.

The Trust’s shares may be sold to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued by AXA Equitable or other affiliated or unaffiliated insurance companies and, to the extent permitted by applicable law, to tax-qualified retirement plans, other series of the Trust and series of AXA Premier VIP Trust, a separate registered investment company managed by the Manager that currently sells its shares to such accounts and plans. Shares of each Portfolio also may be sold to any other person who may hold such shares and not preclude the Portfolio from using a certain “look-through” rule under applicable regulations under the Internal Revenue Code of 1986, as amended (“Code”) described in the section of this SAI entitled “Taxation”. Class K shares of the Trust are sold only to other Portfolios of the Trust, portfolios of AXA Premier VIP Trust and certain group annuity and retirement plans.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or the 401(k) plan sponsored by AXA Equitable (the “Equitable Plan”) or other tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or of Equitable Plan or other tax-qualified retirement plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other tax-qualified retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Board will monitor the Portfolios for the existence of any material irreconcilable conflicts between or among such separate accounts, the Equitable Plan and other tax-qualified retirement plans and will take whatever remedial action may be necessary.

TRUST INVESTMENT POLICIES

Fundamental Restrictions

Each Portfolio has also adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of each Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio.

Set forth below are each of the fundamental restrictions adopted by each of the Multimanager Portfolios.

Each Portfolio may not as a matter of fundamental policy:

(1)	Purchase securities of any one issuer if, as a result, more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretations apply to, but are not a part of, this fundamental restriction:

(i) mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company and (ii) each Portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

(2)	Purchase any security if, as a result of that purchase, 25% or more of the Portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to municipal securities and except that the Multimanager Technology Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries).

The following interpretation applies to, but is not part of, this fundamental restriction. Industries generally are determined by reference to the classifications of industries set forth in a Portfolio’s shareholder report. Investment companies are not considered an industry for purposes of this restriction. With respect to each Portfolio’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset.

(3)

Issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the Portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4)	Make loans, except loans of portfolio securities or cash or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5)	Engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6)	Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7)	Purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply to each of the Multimanager Portfolios, but are not fundamental. They may be changed for any Portfolio by the Board and without a vote of that Portfolio’s shareholders.

Each Portfolio may not:

(1)	Invest more than 15% of its net assets in illiquid securities.

(2)	Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each Portfolio may make margin deposits or post other forms of collateral in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments, and short positions.

(3)	Engage in short sales of securities or maintain a short position, except that each Portfolio may (a) engage in covered short sales and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(4)	Purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each Portfolio may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(5)	Purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Each Portfolio may, notwithstanding any fundamental or non-fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

The Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio and Multimanager Technology Portfolio each has a policy that it will invest at least 80% of its net assets, plus borrowings for investment purposes, in a particular type of investment, as more fully set forth in the Prospectus. Each such policy is subject to change only upon at least sixty (60) days’ prior notice to shareholders of the affected Portfolio to the extent required by SEC rules.

Certain of the Portfolios have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI or in the Portfolios’ Prospectus). Pursuant to the discretion of FMG LLC and a Portfolio’s sub-adviser(s), if any, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. These conditions may impact the markets or economy broadly or may be more focused in impacting particular industries, groups or parties, including impacting the Trust alone. During such periods, a Portfolio may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

INVESTMENT STRATEGIES AND RISKS

In addition to the Portfolios’ principal investment strategies discussed in the Prospectus, each Portfolio may engage in other types of investment strategies as further described below and as indicated in Appendix A. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio’s own investment restrictions.

Asset-Backed Securities.    As indicated in Appendix A, certain of the Portfolios may invest in asset-backed securities. Asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities can also be collateralized by a single asset (e.g. a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than those representing an interest in a single asset. Certain asset-backed securities may include securities backed by pools of loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Certain collateral may be difficult to locate in the event of default, and recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If a Portfolio purchases asset-backed securities that are “subordinated” to other interests in the same pool of assets, the Portfolio as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. The subordinated securities may be more illiquid and less stable than other asset-backed securities.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

Asset-backed securities may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of a Portfolio.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Bank Loans.    Certain of the Portfolios may invest in bank loans. A bank loan represents an interest in a loan or other direct indebtedness that entitles the acquirer of such interest to payments of interest, principal and/or other amounts due under the structure of the loan. A Portfolio may acquire a bank loan through (1) a participation interest, which gives the Portfolio the right to receive payments of principal, interest and/or other amounts only from the lender selling the participation interest and only when the lender receives the payments from the borrower, or (2) an assignment in which a Portfolio succeeds to the rights of the assigning lender and becomes a lender under the loan agreement. In connection with purchasing participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. When a Portfolio purchases assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, and will not have exposure to a counterparty’s credit risk.

Bank loans are typically borrowers’ senior debt obligations and, as such, are considered to hold a senior position in the borrower’s capital structure. The senior capital structure position generally gives the holders of bank loans a priority claim on some or all of the borrower’s assets in the event of a default. In many situations, the assets or cash flow of the borrowing corporation, partnership or other business entity may serve as collateral for the bank loan. When a Portfolio has an interest in certain types of bank loans, a Portfolio may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a Portfolio to increase its investment in a borrower at a time when it would not have otherwise done so. Bank loans may be issued in connection with acquisitions, refinancings and recapitalizations.

A Portfolio’s investments in bank loans are subject to the risk that the Portfolio will not receive payment of interest, principal and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Fully secured bank loans offer a Portfolio more protection than unsecured bank loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of a secured bank loan’s collateral would satisfy the borrower’s obligation or that the collateral could be readily liquidated. In addition, a Portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. In the case of a bankruptcy, a Portfolio may not recover its principal, may experience a substantial delay in recovering its investment and may not receive interest during the delay. Unsecured bank loans are subject to a greater risk of default than secured bank loans, especially during periods of deteriorating economic conditions. Unsecured bank loans also have a greater risk of nonpayment in the event of a default than secured bank loans since there is no recourse for the lender to collateral.

A Portfolio may have difficulty disposing of assignments and participations. In certain cases, the market for such instruments is not highly liquid, and in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on a Portfolio’s ability to dispose of particular assignments or participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Lending financial institutions often act as agents for broader groups of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of interest and principal. If the syndicate’s agent develops financial problems, a Portfolio may not recover its investment or its recovery may be substantially delayed.

A Portfolio may be required to pay and may receive various commissions and fees in the process of purchasing, holding and selling bank loans. Such fees may include arrangement fees, facility fees, and letter of credit fees. Arrangement fees are paid at the start of a loan as compensation for the initiation of the loan. Facility fees are ongoing annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit.

If state or federal regulators or legislation impose additional restrictions or requirements on the ability of financial institutions to make loans considered highly leveraged transactions, the availability of bank loans for investments may be adversely affected and such restrictions or requirements could reduce sources of financing for certain borrowers, which would increase the risk of default. In addition, if state or federal regulators or legislation subject bank loans that are considered to be highly leveraged to increased regulatory scrutiny or require financial institutions to dispose of such bank loans, financial institutions may decide to sell such bank loans. Such sales by financial institutions may not be at desirable prices and if a Portfolio attempts to sell a bank loan at the same time, the price the Portfolio could get for the bank loan may be adversely affected.

Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio’s investments in bonds. If interest rates move sharply in a manner not anticipated by Portfolio’s management, a Portfolio’s investments in bonds could be adversely affected. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. During periods of rising interest rates, the average life of certain bonds is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these bonds, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

Credit risk is the risk that an issuer will not make timely payments of principal and interest on the bond. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio’s investment in that issuer.

Brady Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in Brady Bonds. Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over the counter (“OTC”) secondary market. Brady Bonds are not considered to be U.S. Government securities.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described in this SAI associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings. Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Advisers to that Portfolio.

Collateralized Debt Obligations.    Certain of the Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically which is backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, overcollateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Portfolio against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CBOs, CLOs and other CDOs may charge management fees and administrative expenses, which are in addition to those of a Portfolio.

For both CBOs, CLOs and other CDOs, the cash flows from the trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust or trust of another CDO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO can be significant and depend largely on the type of the collateral securities and the class of the CPO which a Portfolio invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities; however, an active dealer market may exist for CDOs allowing them to qualify for Rule 144A (under the 1933 Act) transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities discussed elsewhere in this SAI and the Portfolios’ Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default or be downgraded if rated by a rating agency; (iii) the risk that Portfolios may invest in tranches of CDOs that are subordinate to other classes; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the investment return achieved by a Portfolio could be significantly different from return predicted by financial models and (vi) the lack of a readily available secondary market for CDOs.

Convertible Securities.    As indicated in Appendix A, certain of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of commons stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Investments by certain of the Portfolios in convertible debt securities are not subject to any ratings restrictions, although each Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a Portfolio should invest and/or continue to hold the securities.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of commons stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

Credit and Liquidity Enhancements.    As indicated in Appendix A, certain of the Portfolios may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the Portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a Portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a Portfolio to use them when the Portfolio wishes to do so.

Depositary Receipts.    As indicated in Appendix A, certain of the Portfolios may invest in depositary receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) European Depositary Receipts (“EDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. EDRs, which are sometimes called Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks or trust companies, that evidence ownership of either foreign or domestic underlying securities. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts generally are subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose information that is, in the U.S., considered material. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    Each Portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A Portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a Portfolio’s use of these instruments will place at risk a smaller portion of its assets. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments below.

A Portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio manager is incorrect in his or her judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the Portfolio may have lower net income and a net loss on the investment.

There have been numerous recent legislative and regulatory initiatives to implement a new regulatory framework for the derivatives markets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted on July 21, 2010, has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Portfolios may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Portfolio may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled (or “cleared”) or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also will entail the use of assets of a registered investment company to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the Commodity Futures Trading Commission (“CFTC”)) have beenactive in proposing and adopting regulations and guidance on the use of derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”).

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Portfolios, have been excluded from regulation as CPOs pursuant to CFTC Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusion, and to the conditions for reliance on the permissible exclusion, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Portfolio uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Portfolio must satisfy a marketing test, which requires, among other things, that a Portfolio not hold itself out as a vehicle for trading commodity interests.

The Manager is registered with the SEC as an investment adviser under the 1940 Act. The Manager also is registered with the CFTC as a CPO under the Commodity Exchange Act, as amended. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Portfolio returns. The Manager serves as CPO for certain of the Trust’s Portfolios and claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Portfolios described in the Prospectus.

Equity Securities.    As indicated in Appendix A, certain of the Portfolios may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, stock markets are volatile, and the prices of equity securities generally fluctuate more than other securities and reflect changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Common stocks generally represent the riskiest investment in a company. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor economic conditions. It is possible that a Portfolio may experience a substantial or complete loss on an individual equity investment. While this is also possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    As indicated in Appendix A, certain of the Portfolios may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are U.S. dollar- denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in event-linked bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Portfolio to certain unanticipated risks including issuer (credit) default, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in event-linked bonds that meet the credit quality requirements for the Portfolio.

Floaters and Inverse Floaters.    As indicated in Appendix A, certain of the Portfolios may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on a floater resets periodically. Because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, but a Portfolio will participate in any declines in interest rates as well. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

In addition, certain of the Portfolios may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate (“LIBOR”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Currency.    As indicated in Appendix A, certain of the Portfolios may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s assets and income. In addition, although a portion of a Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

Certain Portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    As indicated in Appendix A, certain of the Portfolios may engage in forward foreign currency exchange transactions. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Portfolio’s Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Advisers to the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Portfolios will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. For example, a Portfolio may use foreign currency options and forward contracts to increase exposure to a foreign currency or shift exposure to foreign currency fluctuations from one country to another. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Forward contracts in which a Portfolio may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Portfolio enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Portfolio may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Portfolio into such currency.

Forward contracts in which a Portfolio may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps. For more information about the risks associated with utilizing swaps, please see “Swaps.”

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    As indicated in Appendix A, certain of the Portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Those Portfolios may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered,” except as described below. A put on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered “covered” if, so long as the Portfolio is obligated as the writer of the put, it segregates, either on the records of the Advisers or with the Portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Portfolio will be considered “covered” only if the Portfolio segregates, either on the records of the Advisers or with the Portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. EQ/Equity Growth PLUS Portfolio may also write uncovered call options on foreign currencies for cross-hedging purposes. The Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    As indicated in Appendix A, certain of the Portfolios may engage in over the counter options on foreign currency transactions. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over the counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. As indicated in Appendix A, certain of the Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over the counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations (see the section entitled “Taxation”).

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing. OTC options on foreign currency also are considered to be swaps. For information concerning the risks associated with swaps please see “Swaps.”

Foreign Securities.    As indicated in Appendix A, certain of the Portfolios may also invest in other types of foreign securities or engage in certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign income or other withholding taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls or limitations on the removal of funds or assets. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio.

The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

A Portfolio that invests in foreign securities is subject to the risk that its share price may be exposed to arbitrage attempts by investors seeking to capitalize on differences in the values of foreign securities trading on foreign exchanges that may close before the time the Portfolio’s net asset value is determined. If such arbitrage attempts are successful, the Portfolio’s net asset value might be diluted. A Portfolio’s use of fair value pricing in certain circumstances (by adjusting the closing market prices of foreign securities to reflect what the Board believes to be their fair value) may help deter such arbitrage activities. The effect of such fair value pricing is that foreign securities may not be priced on the basis of quotations from the primary foreign securities market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgment and it is possible that fair value may differ materially from the value realized on a sale of a foreign security. It is also possible that use of fair value pricing will limit an investment adviser’s ability to implement a Portfolio’s investment strategy (e.g., reducing the volatility of the Portfolio’s share price) or achieve its investment objective.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below:

Emerging Market Securities.    As indicated in Appendix A, certain of the Portfolios may invest in emerging market securities. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    Investing in the securities of Eastern European and Russian issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. Many Eastern European countries continue to move towards market economies at different paces with appropriately different characteristics. Most Eastern European markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor.

Eastern European economies may also be particularly susceptible to the international credit market due to their reliance on bank related inflows of foreign capital. The recent global financial crisis restricted international credit supplies and several Eastern European economies faced significant credit and economic crises. Although some Eastern European economies are expanding again, major challenges are still present as a result of their continued dependence on the Western European zone for credit and trade.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a Portfolio if the company deems a purchaser unsuitable, which may expose a Portfolio to potential loss on its investment. A recently enacted law authorizes the establishment of a centralized securities depository (CSD), which, in effect, will become the exclusive settlement organization for publicly traded Russian companies and investment funds in Russia. Once the CSD is fully functional, it should enhance the efficiency and transparency of the Russian securities market.

In light of the risks described above, the Board has approved certain procedures concerning a Portfolio’s investments in Russian securities. Among these procedures is a requirement that a Portfolio will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a Portfolio’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

European Securities.    The European Union’s (the “EU”) Economic and Monetary Union requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade and other areas and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Portfolio’s investments and cause it to lose money. Recently, the European financial markets have been negatively impacted by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have affected the euro’s exchange rate and value and may continue to impact the economies of every European country.

Latin America

Inflation.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability.    As an emerging market, Latin America historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Dependence on Exports and Economic Risk.    Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The recent global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual.

Sovereign Debt.    A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. Because of their dependence on foreign credit and loans, a number of Latin American economies faced significant economic difficulties and some economies fell into recession as the recent global financial crisis tightened international credit supplies.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any country in the region.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The recent global financial crisis spread to the region, significantly lowering its exports and foreign investments in the region, which are driving forces of its economic growth. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. Although the economies of many countries in the region have recently shown signs of recovery from the crisis, such recovery, if sustained, may be gradual. Furthermore, any such recovery may be limited or hindered by the reduced demand for exports and lack of available capital for investment resulting from the European crisis and weakened global economy.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Portfolio’s assets denominated in those currencies.

Chinese Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the Portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the

Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. China’s economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China’s currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. For decades, a state of hostility has existed between Taiwan and the People’s Republic of China. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    As indicated in Appendix A, certain of the Portfolios may invest in forward commitments including “TBA” (to be announced), when-issued and delayed delivery securities. Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the Portfolio is required to designate the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

A Portfolio may purchase forward commitments and make commitments to purchase securities on a when-issued or delayed-delivery basis for any number of reasons, including to protect the value of portfolio investments, as a means to adjust the Portfolio’s overall exposure, and to enhance the Portfolio’s return. Purchases made in an effort to enhance a Portfolio’s return may involve more risk than purchases made for other reasons. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio’s payment obligation).

Health Care Sector Risk.    The health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of a Portfolio. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Hybrid Instruments.    As indicated in Appendix A, certain of the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures and most swaps by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    As indicated in Appendix A, certain of the Portfolios may invest in illiquid securities or non-publicly traded securities. The inability of a Portfolio to dispose of illiquid or not readily marketable investments promptly or at a reasonable price could impair a Portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board or its delegates will be monitored by each Portfolio’s Adviser on an ongoing basis, subject to the oversight of the Manager. In the event that such a security is deemed to be no longer liquid, a Portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio’s having more than 10% or 15%, as applicable, of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid, and therefore subject to a Portfolio’s limit on the purchase of illiquid securities, unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. To the extent that a portfolio acquires shares of an Underlying Portfolio in accordance with Section 12(d)(1)(F) of the 1940 Act, the Underlying Portfolio is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period less than 30 days. Shares held by a portfolio in excess of 1% of an Underlying Portfolio’s outstanding securities therefore may, under certain circumstances, be considered not readily marketable securities, which, together with other such securities, are subject to the 15% limitation described above.

Inflation-Indexed Securities.    Certain Portfolios may invest in inflation-indexed securities issued by the U.S. Treasury and others. Inflation-indexed securities are securities the principal value of which is adjusted periodically in accordance with changes in a measure of inflation. Inflation-indexed securities issued by the U.S. Treasury use the Consumer Price Index for Urban Consumers (“CPI-U”) published by the U.S. Bureau of Labor Statistics. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed securities are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the security according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.

In the first, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In the second, the inflation adjustment for certain inflation-indexed bonds is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.

In general, the value of inflation-indexed securities increases in periods of general inflation and declines in periods of general deflation. If inflation is lower than expected during the period a Portfolio holds an inflation-indexed security, the Portfolio may earn less on it than on a conventional bond. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures, and the amount of that increase for a Portfolio must be distributed each taxable year to its shareholders. See the “Taxation” section of this SAI. Thus, each Portfolio that invests therein could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Insured Bank Obligations.    The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a portfolio will treat such obligations as subject to the limit for illiquid investments for each portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    As indicated in Appendix A, certain of the Portfolios may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. Investment company securities are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Certain exceptions to these limitations are provided by the 1940 Act and the rules, regulations, and exemptive orders thereunder. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. In addition, certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share. Such a premium or discount may impact the performance of the Portfolio’s investment.

Passive Foreign Investment Companies.    As indicated in Appendix A, certain Portfolios may purchase the securities of “passive foreign investment companies” (“PFICs”). In general, such companies have been the only or primary way to invest in countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a Portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly (through the Portfolio) bear similar expenses of such funds. PFICs in which a Portfolio may invest may also include foreign corporations other than such investment funds. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as certain tax consequences (see the section entitled “Taxation”).

Exchange Traded Funds (“ETFs”).    As indicated in Appendix A, certain of the Portfolios may invest in ETFs. These are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange. An ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. Many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Portfolios) to invest in their shares beyond the statutory limits on investments in other investment companies described above, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Portfolio may rely on these exemptive orders in investing in ETFs. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have fees which increase their costs. In addition, there is the risk that an ETF may fail to closely track the index, if any, that it is designed to replicate.

Investment Grade Securities.    As indicated in Appendix A, certain of the Portfolios may invest in or hold investment grade securities. Investment grade securities are securities rated Baa or higher by Moody’s, BBB or higher by S&P, or BBB or higher by Fitch, securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser to be of comparable quality. Bonds rated in the lower investment grade rating categories (or determined to be of comparable quality by the Adviser) have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of the Portfolio.

Non-Investment Grade Securities or “Junk Bonds.”    As indicated in Appendix A, certain of the Portfolios may invest in or hold Junk Bonds or Non-Investment Grade Securities. Non-investment grade securities are securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Rating Services (“S&P”) or Fitch Ratings Ltd. (“Fitch”), securities that are comparably rated by another rating agency, or unrated securities determined by the Adviser to be of comparable quality. Non-investment grade securities are commonly known as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies and in other circumstances.

Non-investment grade securities generally offer a higher current yield than that available for investment grade securities; however, they involve greater risks than investment grade securities in that they are especially sensitive to, and may be more susceptible to, real or perceived adverse changes in general economic conditions and in the industries in which the issuers are engaged, changes in the financial condition of, and individual corporate developments of, the issuers, and price fluctuations in response to changes in interest rates. Because a Portfolio’s investments in non-investment grade securities involve greater investment risk than its investments in higher rated securities, achievement of the portfolio’s investment objective will be more dependent on the Adviser’s analysis than would be the case if the portfolio were investing in higher rated securities.

Non-investment grade securities generally will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. Lower rated securities may experience substantial price declines when there is an expectation that issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities can rise dramatically. However, those higher yields may not reflect the value of the income stream that holders of such securities expect. Rather, those higher yields may reflect the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not occur.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade security’s value will decrease in a rising interest rate market, as will the value of a Portfolio’s investment in such securities. If a Portfolio experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which the Portfolio’s expenses can be spread and possibly reducing the Portfolio’s rate of return.

In addition, the market for non-investment grade securities generally is thinner and less active than that for higher rated securities, which may limit a Portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain Portfolio securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Trust’s Board. It is the policy of each Portfolio’s Adviser(s) not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Adviser’s own independent and ongoing review of credit quality.

Prices for junk bonds also may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

Credit Ratings.    Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s, S&P and Fitch is included in Appendix B to this SAI. The process by which Moody’s, S&P and Fitch determine ratings generally includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a Portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require a Portfolio to dispose of an investment. The Portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Commodity-Linked Notes.    Certain of the Portfolios may invest in commodity-linked notes which are privately negotiated structured debt securities the amount of principal repayment and/or interest payments for which are indexed to the return of an index, such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. Commodity-linked notes also are subject to counterparty risk. Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments. Commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value.

Exchange-Traded Notes (ETNs).    Certain of the Portfolios may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protection exists. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Portfolio’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Portfolio must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. ETNs are also subject to counterparty credit risk and fixed income risk.

Loan Participations and Other Direct Indebtedness.    As indicated in Appendix A, certain of the Portfolios may invest a portion of their assets in loan participations and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it is required to designate the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than on a daily basis, an amount sufficient to meet such commitments.

Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a “novation” (i.e., a new loan) pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender’s interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Portfolio’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Adviser will rely upon its own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to a Portfolio amounts payable with respect to the loan and to enforce a Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an “issuer” of the loan for purposes of certain investment restrictions pertaining to the diversification of a Portfolio’s portfolio investments.

Investments in such loans and other direct indebtedness may involve additional risks to a Portfolio. For example, if a loan or other direct indebtedness is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described above.

Master Demand Notes.    Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Sub-adviser, subject to the overall review of the portfolio’s Trustees and the Manager, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities.    As indicated in Appendix A, certain of the Portfolios may invest in mortgage-related securities (i.e., mortgage-backed securities). Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as the Government National Mortgage Association, or “Ginnie Mae”); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by the Federal National Mortgage Association, or “Fannie Mae”, or the Federal Home Loan Mortgage Corporation, or “Freddie Mac” (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship. Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). However, no assurance can be given that continued support from the Federal Reserve, U.S. Treasury, or FHFA will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue. The FHFA and the U.S. Treasury also have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target four years earlier than previously planned.

In addition, the U.S. Government reportedly is considering multiple options regarding the future of the GSEs, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but could cause a Portfolio to lose money.

Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to borrowers with blemished credit histories (“subprime” loans). The underwriting standards for subprime loans may be lower and more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with respect to the borrower’s credit standing and repayment history. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates. The risk of default is generally higher in the case of mortgage pools that include subprime mortgages. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios’ ability to buy or sell those securities at any particular time.

Mortgage Dollar Rolls.    As indicated in Appendix A, certain of the Portfolios may enter into mortgage dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date at a pre-determined price. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A “dollar roll” transaction can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. However, in a “dollar roll” transaction, the dealer with which the Portfolio enters into a transaction is not obligated to return the same securities as those originally sold by the Portfolio, but generally only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered. All cash proceeds from dollar roll transactions will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust’s custodian, of cash or other liquid securities in an amount not less than the forward purchase price. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject the risks of investing in illiquid securities as well as to a Portfolio’s overall limitations on investments in illiquid securities.

Municipal Securities.    As indicated in Appendix A, certain of the Portfolios may invest in municipal securities (“municipals”), including residual interest bonds, which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipals if the interest thereon is exempt from federal income tax (even though that interest may be an item of tax preference for purposes of the federal alternative minimum tax). Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The value of municipal securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, and political or economic developments in the region where the instrument is issued. Local and national market forces — such as declines in real estate prices or general business activity — shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain issuers of municipal securities to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Portfolio’s investments in municipal securities.

Options and Futures Transactions.    As indicated in Appendix A, certain of the Portfolios may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and

(ii) possible lack of a liquid secondary market for a futures contract or an option and the resulting inability to close a futures position or option prior to its maturity date.

Following is a description of specific Options and Futures Transactions, followed by a discussion concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts.

Futures Transactions.    As indicated in Appendix A, certain of the Portfolios may utilize futures contracts. Futures contracts (a type of potentially high-risk investment) enable the investor to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security or other commodity (or deliver a cash settlement price, in the case of a contract relating to a rate or an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the CFTC.

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio’s open positions in futures contracts) would be required to designate the segregation, either on the records of the Advisers or with the Trust’s custodian, in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Portfolios expect to earn interest income on their initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Options on Futures Contracts.    As indicated in Appendix A, certain of the Portfolios may purchase and write exchange-traded call and put options on futures contracts of the type which the particular Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The Portfolios will write only options on futures contracts which are “covered.” A Portfolio will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates, either on the records of the Adviser or with the Trust’s custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. A Portfolio will be considered “covered” with respect to a call option it has written on a securities index future if the Portfolio owns, so long as the Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.    The Portfolios may invest in futures and options for hedging purposes, as well as non-hedging purposes, to the extent permitted in the Prospectus and SAI. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be designated either on the records of the Advisers or with the Trust’s custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see “Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts.”

Options Transactions.    As indicated in Appendix A, certain of the Portfolios may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be “covered,” except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. A Portfolio may write call options that are not covered for cross-hedging purposes. The Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating, either on the records of the Adviser or with the Trust’s custodian, cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its Adviser believes that writing the option would achieve the desired hedge.

Certain of the Portfolios will not commit more than 5% of their total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options generally will not exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Writing Call Options.    A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part.

Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio’s securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.    The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If a Portfolio writes a put option, it will “cover” the position as required by the 1940 Act. A Portfolio may “cover” a put option by, for example, maintaining the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid assets having a value equal to or greater than the exercise price of the option.

The Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.    A Portfolio may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Interest Rate Futures Contracts.    Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Securities Index Futures Contracts.    Purchases or sales of securities index futures contracts may be used in an attempt to increase the Portfolio’s total investment return or to protect a Portfolio’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Securities Index Options.    A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of increasing the Portfolio’s total investment return or hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities or securities it intends to purchase. Each Portfolio writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of a Portfolio’s Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates, either on the records of the Adviser or with its custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over the Counter Options.    As indicated in Appendix A, certain of the Portfolios may engage in over the counter put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such over the counter options, and the securities used as “cover” for such options, may be considered illiquid securities. Certain Portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write over the counter options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Portfolio can repurchase the option at any time. The Portfolios have established standards of creditworthiness for these primary dealers, although the Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over the counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over the counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price. Certain over the counter options are considered to be swaps. For information concerning the risks associated with utilizing swaps, please see “Swaps.”

Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts

Options.    A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over the counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the OTC market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded OTC. The Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

Futures.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, transaction costs associated with investments in futures contracts may be significant, which could cause or increase losses or reduce gains.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Manager or a Portfolio’s Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to the Manager’s or an Adviser’s ability to correctly predict movements in the direction of the market and other economic factors. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio’s portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios, specified in the Prospectus, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. If a Portfolio has insufficient cash, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures.    Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a Portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Portfolio’s order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts.    Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on the ability of a Portfolio’s Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.

Participatory Notes.    A Portfolio may invest in participatory notes (commonly known as “P-Notes”) issued by banks or broker-dealers that are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Portfolio. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a Portfolio is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. Participatory notes involve transaction costs. Participatory notes may be considered illiquid and, therefore, participatory notes considered illiquid will be subject to a Portfolio’s percentage limitation on investments in illiquid securities.

Preferred Stocks.    As indicated in Appendix A, certain of the Portfolios may invest in preferred stocks. Preferred stocks have the right to receive specified dividends before the payment of dividends on common stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds take precedence over the claims of owners of the issuer’s preferred and common stock. If interest rates rise, the specified dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. The value of preferred stocks is sensitive to changes in interest rates and to changes in the issuer’s credit quality. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock, whereas non-cumulative preferred stock does not require the issuer to do so. Some preferred stocks also participate in dividends paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Portfolio may treat such redeemable preferred stock as a fixed income security.

Repurchase Agreements. As indicated in Appendix A, certain of the Portfolios may enter into repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in the Portfolio’s net investment income. Repurchase agreements generally result in a fixed rate of return insulated from market fluctuation during the holding period, and generally are used as a means of earning a return on cash reserves for periods as short as overnight.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of a repurchase agreement, a Portfolio, among other things, (i) retains the securities or other obligations subject to the repurchase agreement, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Portfolio and its counterparty, as collateral securing the seller’s repurchase obligation, (ii) continually monitors on a daily basis the market value of the securities or other obligations subject to the repurchase agreement and (iii) requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the securities or other obligations subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties (which may include brokers-dealers, banks, U.S. government securities dealers and other intermediaries) believed by the Manager and the Advisers to present minimal credit risks. A Portfolio generally will not enter into a repurchase agreement maturing in more than seven days. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

Repurchase agreements carry certain risks, including risks that are not associated with direct investments in securities. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the securities or other obligations subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. A Portfolio’s right to liquidate the securities or other obligations subject to the repurchase agreement in the event of a default by the seller could involve certain costs and delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price (e.g., due to transactions costs or a decline in the value of the collateral), the Portfolio could suffer a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

Real Estate Industry Investing.    Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, including the decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Portfolios’ investments.

Real Estate Investment Trusts.    As indicated in Appendix A, certain Portfolios may invest in real estate investment trusts (“REITs”). Certain Portfolios may invest up to 20% of their respective net assets in real estate companies, including REITs.

REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on net income and realized gain that it distributes to its owners if it complies with statutory and regulatory requirements relating to its management, organization, ownership, assets and income and with a statutory requirement that it distribute to its owners at least 90% of the sum its REIT taxable income and certain other income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

A shareholder in any Portfolio, by investing in REITs indirectly through the Portfolio, will bear not only its proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs. In addition, equity REITs may be affected by changes in the values of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects and risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing (1) to qualify for tax-free pass-through of net income and realized gains under the Code and (2) to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs holding those securities could end up holding the underlying real estate.

Risks associated with investments in securities of real estate companies include those discussed above in “Real Estate Industry Investing.”

Reverse Repurchase Agreements, Dollar Rolls and Sale-Buyback Transactions.    As indicated in Appendix A, certain of the Portfolios may enter into reverse repurchase agreements and dollar rolls with brokers, dealers, domestic and foreign banks and/or other financial institutions. In addition, a Portfolio may also enter into sale-buyback transactions and other economically similar transactions. Reverse repurchase agreements, dollar rolls and sale-buyback transactions may be viewed as the borrowing of money by the Portfolio. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. During the term of the agreement, a Portfolio will continue to receive any principal and interest payments on the underlying security. A Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio’s net asset value.

In “dollar roll” transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See “Mortgage Dollar Rolls” for more information.

A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale buybacks.” A sale buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security. A Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the Portfolio’s forward commitment to repurchase the subject security.

At the time a Portfolio enters into a reverse repurchase agreement, dollar roll or sale-buyback, it will maintain the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements, dollar rolls and sale-buybacks involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. Reverse repurchase agreements, dollar rolls and sale-buybacks involve the risk that the buyer of the securities sold by a Portfolio might be unable to deliver them when that Portfolio seeks to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the agreement may effectively be restricted pending such decision, which could adversely affect the Portfolio.

A Portfolio’s investment of the proceeds of a reverse repurchase agreements, dollar rolls and sale-buybacks may be viewed as creating leverage in the Portfolio and as such involve leverage risk.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision, which could adversely affect the Portfolio.

In “dollar roll” transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date at a pre-determined price. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on the records of the Advisers or with the Trust’s custodian, of cash or other liquid securities having a value not less than the forward purchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. See “Mortgage Dollar Rolls” for more information.

A Portfolio also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Portfolio’s repurchase of the underlying security. A Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets in an amount not less than the amount of the Portfolio’s forward commitment to repurchase the subject security.

Time and Demand Deposits.    Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of such deposits. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, but there is no secondary market for such deposits. Demand deposits are accounts at banks and financial institutions from which deposited funds can be withdrawn at any time without notice to the depository institution. The majority of demand deposit accounts are checking and savings accounts. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and to a lesser extent, income risk, market risk, and liquidity risk). In addition, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent of government regulation of financial markets, and expropriation or nationalization of foreign issuers. Demand deposits are subject to general market and economic risks as they are usually considered part of the money supply. In addition, demand deposits are subject to risks of fraud. As access to demand deposits (e.g., via ATMs and online banking) has increased, so have the ways to carry out fraudulent schemes. Demand deposit fraud can take many forms, such as phishing schemes, cross-channel and check fraud.

Securities Loans.    As indicated in Appendix A, Portfolios may lend securities to brokers, dealers or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, a Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. A Portfolio has the right to terminate a loan at any time. A Portfolio does not have the right to vote on securities while they are on loan, but the Portfolio’s Manager or Adviser may attempt to terminate loans in time to vote those proxies the Manager or the Adviser has determined are material to the Portfolio’s interests. A Portfolio has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A lending Portfolio will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. A Portfolio may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Portfolio derived from lending the Portfolio’s securities. Should the borrower of securities fail financially, the Portfolio may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Loans will be made only to firms judged by the Manager, with the approval of the Board, to be of good financial standing. Additional risks include the possible decline of the value of the securities acquired with cash collateral. The Portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds or similar private investment vehicles.

Short Sales.    Certain of the Portfolios may enter into a short sale. A “short sale” is the sale by a Portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to prepay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The net proceeds of a short sale will be retained by the Adviser (or by the Portfolio’s custodian), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolios will incur transaction costs in effecting short sales.

The Portfolios generally will engage only in covered short sales. In a covered short sale, a Portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns securities convertible or exchangeable, without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by a Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer arranging the short sale and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Manager or Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Portfolio replaces the borrowed security.

A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Portfolio may be required to pay in connection with a short sale. There can be no assurance that a Portfolio will be able to close out a short position at any particular time or an acceptable price.

Short Term Investments.    Each Portfolio may invest in short term investments. Short term investments include investments in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Portfolio may invest include but are not limited to: government obligations, certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The Portfolios may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions.

Small Company Securities and Micro-Cap Company Securities.    As indicated in Appendix A, certain of the Portfolios may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

Certain of the Portfolios also may invest in the securities of micro-cap companies. Micro-cap companies represent the smallest sector companies based on market capitalization. Micro-cap companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies and may have less experienced management and unproven track records. Micro-cap companies also may be more susceptible to setbacks or economic downturns. Micro-cap securities are generally subject to the same risks as small-cap securities. However, micro-cap securities may involve even greater risk because they trade less frequently than larger stocks and may be less liquid, subjecting them to greater price fluctuations than larger company stocks.

Structured Notes.    As indicated in Appendix A, certain of the Portfolios may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. The credit risk of structured notes that involve no credit enhancement generally will be equivalent to that of the underlying instruments. In addition, a class of structured notes that is subordinated to the right of payment of another class typically has higher yields and presents greater risks than a class of structured notes that is unsubordinated. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Portfolio’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    As indicated in Appendix A, certain Portfolios may invest in swap contracts. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. A “standard” swap contract is an agreement between two parties to exchange the return generated by one instrument for the return (or differential in rate of return) generated by another instrument. The payment streams are calculated by reference to a specified asset, such as a specified security or index, and agreed upon “notional amount” (e.g., a particular dollar amount invested in a specified security or index). The “notional amount” of the swap agreement is used as a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, price indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index or to swap a single or periodic fixed amount(s) (or premium) for periodic amounts based on the movement of a specified index.

Swap agreements historically have been individually negotiated and most swap agreements are currently traded over-the-counter. Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to a Portfolio. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

A Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Thus, a Portfolio’s obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by, for example, designating the segregation, either on the records of the Portfolio’s Adviser or with the Trust’s custodian, of cash, receivables or other liquid assets. To the extent that the net amount owed to a swap counterparty is covered by an offsetting position or with cash, receivables or liquid assets, the Manager believes that such obligation does not constitute a “senior security” under the 1940 Act and, accordingly, will not treat it as being subject to a Portfolio’s senior security or borrowing restrictions. With respect to swap transactions that are not entered into on a net basis, a Portfolio will cover its obligation under any such transaction in a manner consistent with the 1940 Act so that the obligation does not constitute a “senior security” under the 1940 Act. A Portfolio may enter into swap transactions in accordance with guidelines established by the Board of Trustees. Pursuant to these guidelines, the Portfolio may only enter into swap transactions where its Adviser has deemed the counterparties to be creditworthy and such counterparties have been approved by the Manager.

Swaps generally do not involve the delivery of securities, other underlying assets, or principal. Accordingly, unless there is a counterparty or clearing house default, the risk of loss with respect to swaps is limited to the net amount of payments a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions. For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Prospectus and this SAI), swap agreements generally are valued by the Portfolio at market value. In addition, because they are two party contracts and because they may have terms greater than seven days, some swap agreements may be considered to be illiquid.

The use of swaps is a highly specialized activity which involves investment techniques and risks (such as counter-party risk) different from those associated with ordinary portfolio securities transactions. If a Portfolio’s Adviser is incorrect in its forecasts of applicable market factors, such as market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect a Portfolio’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Portfolio to post margin on over the counter swaps, and clearing organizations and exchanges will set minimum margin requirements for exchange-traded and cleared swaps.

A Portfolio may enter into a variety of swap transactions, including total return swaps, inflation swaps, currency swaps, credit default swaps, interest rate swaps, caps, floors and swap options. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party during a specified period of time based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indexes, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements are often used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Portfolio or a counterparty will increase or decrease depending on the changes in the value of the underlying asset(s).

Inflation swaps into which a Portfolio may enter generally are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CIP swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate.

Currency swaps involve the exchange by one party with another party of a series of payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Portfolio may enter into currency swaps that involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receive swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium it has paid should it decide to let the option expire, whereas the seller of a swaption is subject to the risk that it will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

A Portfolio also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, which is typically between one month and five years, provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Portfolio generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. In this connection, there is a risk that instability in the markets can threaten the ability of a buyer to fulfill its obligation to deliver the underlying securities to the seller. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. However, if a credit event occurs, the Portfolio generally must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, a Portfolio would effectively add leverage because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” is intended to ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Manager believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s senior security and borrowing restrictions.

In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio may value the credit default swap at its notional amount in applying certain of the Portfolio’s investment policies and restrictions, but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions.

Variable Rate Notes.    The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

U.S. Government Securities.    As indicated in Appendix A, certain of the Portfolios may invest in U.S. Government Securities. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. Examples of obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or its instrumentalities include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. government (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Ginnie Mae); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by Fannie Mae); and securities issued or guaranteed by government agencies that are supported primarily or solely by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

U.S. government securities also include Treasury inflation-indexed securities (originally known as Treasury inflation-protected securities or “TIPS”), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. TIPS have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Interest on TIPS is payable semiannually on the inflation-adjusted principal value. The periodic adjustment to the principal value of TIPS is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services. The principal value of TIPS would decline during periods of deflation and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced, but the principal amount payable at maturity would not be less than the original par amount. The value of TIPS is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Portfolio holds TIPS, the Portfolio may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation” below.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

In August 2011, S&P downgraded its long-term sovereign credit rating on the U.S. from “AAA” to “AA+”. The downgrade by S&P could lead to subsequent downgrades by S&P or downgrades by other credit rating agencies. Both Fitch and Moody’s, which currently have assigned their highest credit ratings to the U.S., have a negative outlook for those credit ratings. These developments, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by a Portfolio.

Warrants.    As indicated in Appendix A, certain of the Portfolios may purchase warrants and similar rights. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a high risk investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. A warrant ceases to have value if it is not exercised prior to its expiration date. As a result, warrants may be considered more speculative that certain other types of investments.

Zero Coupon Bonds and Payment in-Kind Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in zero-coupon or payment-in-kind bonds or both. Zero-coupon bonds are issued at a significant discount from their principal amount (referred to as “original issue discount” or “OID”) and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds in additional bonds rather than in cash. Zero coupon and payment-in-kind bonds thus allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, those bonds may involve greater credit risks, and their value is subject to greater fluctuation in response to changes in market interest rates, than bonds that pay current interest in cash. Even though such bonds may not pay current interest in cash, a Portfolio is nonetheless required annually to accrue as interest income a portion of the OID on such investments for federal income tax purposes and to distribute the amount of that interest at least annually to its shareholders. See the “Taxation” section of this SAI. Thus, each Portfolio that invests in such instruments could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Advisers or when one Adviser replaces another, necessitating changes in the Portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors, including fluctuating volume of shareholder purchase and redemption orders, market conditions, within and outside the control of a Portfolio, the Manager and the Adviser(s), investment strategy changes, changes in an Adviser’s investment outlook or changes in the Adviser managing the Portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Portfolio and shareholders. A Portfolio’s Adviser will consider the economic effects of portfolio turnover but generally will not treat a Portfolio’s annual portfolio turnover rate as a factor preventing a sale or purchase when an Adviser believes investment considerations warrant such sale or purchase. Decisions to buy and sell securities for a Portfolio are made by an Adviser independently from other Advisers. Thus, one Adviser could decide to sell a security when another Adviser decides to purchase the same security, thereby increasing a Portfolio’s portfolio turnover rate. Portfolio turnover may vary greatly from year to year as well as within a particular year. The portfolio turnover rates for a Portfolio are disclosed in the sections “Portfolio Turnover” and “Financial Highlights” of the Portfolio’s Prospectus.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the Trust’s Portfolios’ current portfolio holdings information and to prevent the selective disclosure of such information. Each Portfolio will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC including the quarterly holdings report on Form N-Q, filed within 60 days of the end of each fiscal quarter, and the annual and semiannual report to shareholders on Form N-CSR. These reports (i) are available on the SEC’s website at http://www.sec.gov; and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330). The Trust’s annual and semiannual reports to shareholders are available without charge on the Trust’s website at www.axa-equitablefunds.com.

The Trust generally makes publicly available top portfolio holdings (typically the Portfolios’ top fifteen (15) holdings) on a quarterly basis at the following website: www.axa-equitablefunds.com. Copies of such information are also available upon request to the Trust. Except as noted below, all such information generally is released with a 30-day lag time, meaning top fifteen (15) portfolio holdings information as of the end of the quarter generally is not released until the 30th day following such quarter-end.

The Trust, through the Manager, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with the Administrator (JPMorgan Investor Services Co.), the Custodian (JPMorgan Chase Bank, N.A.), a service provider to the directed brokerage program, BNY ConvergEx Group, LLC, a provider of execution management services (Neovest, Inc.), certain third-party data services (Thomson Reuters Vestek), mutual fund evaluation services (Lipper, Inc. and Morningstar, Inc.) and consultants (Rocaton Investment Advisors, LLC). Each of these third parties receives current portfolio holdings information at month ends, with the exception of JPMorgan Investor Services Co., JPMorgan Chase Bank, N.A., BNY ConvergEx Group, LLC, Neovest, Inc. and Thomson Reuters Vestek, which receive such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information either by explicit agreement or by virtue of its respective duties to the Trust.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of each Portfolio to service providers that have contracted to provide services to the Trust, and other organizations, which may include, but are not limited to: AXA Equitable; the Manager; the Advisers; the independent registered public accounting firm; the Custodian; the Administrator; the sub-administrator; the transfer agent; counsel to the Portfolios or the non-interested trustees; regulatory authorities and courts; the Investment Company Institute; pricing services (Pricing Direct Inc., Interactive Data Pricing and Reference Data Inc., Investment Technology Group, Inc., J.J. Kenney, Loan Pricing Corporation, Muller Data, Bloomberg L.P., Thomson Reuters (Markets) LLC, MarkIt Group Limited, EMStar, Barclays Plc); peer analysis services (Mellon Analytics); performance review services (Evestment Alliance, Informais); back office services (iX Partners, Ltd., Sunguard Financial, Principal Global Investors, The Bank of New York Mellon Corporation); research tool/quote system (Thomson Reuters); trade execution management and/or analysis (Plexus, Elkins McSherry Inc., Abel Noser Corp., FX Transparency, LLC, UAT, Inc.); data consolidator (Electra); trade order management services (Investment Technology Group Inc., ITG Macgregor XIP, Charles River, TCS); books and records vendor (Checkfree); GIPS auditor (Vincent Performance Services); auditor PricewaterhouseCoopers, LLP; marketing research services (Strategic Insight); portfolio analysis services (Barra TotalRisk System); commission tracking (Cogent Consulting); accounting systems or services (Advent Software, Eagle Investment Systems Corp., Portia); transition management/brokerage services software vendors (CDS/Computer, The MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (Confluence Technologies, Inc., FactSet Research Systems Inc., Investment Technology Group, Inc., Investor Tools Perform, MSCI Inc., Citigroup Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services; corporate actions and trade confirmation (Brown Brothers Harriman & Co.); over the counter derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poor’s Financial Services LLC (a division of The McGraw-Hill Companies), Moody’s Investor Service, Inc.); index providers (Russell Investment Group); consulting firms (Mercer, CRA RogersCasey, Macro Consulting, Ernst & Young); data providers (InvestorForce); broker-dealers who provide execution or research services to the Trust’s Portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (R.R. Donnelley & Sons Company); proxy voting services (Riskmetrics Group, Inc., Broadridge Financial Solutions, Inc. and Glass Lewis & Co.); 401(k) administrator (Hewitt Associates); and tax services (Wolters Kluwer Financial Services). The entities to which each Portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of FMG LLC’s Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such disclosure is in the best interests of Portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by FMG LLC’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Portfolios and their shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media.

FMG LLC is responsible for administering the release of portfolio holdings information with respect to the Portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG LLC’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG LLC’s Legal and Compliance Group and the Trust’s Chief Compliance Officer (“CCO”) monitor and review any potential conflicts of interest between the Portfolios’ shareholders and the Manager, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board approved this policy and determined that it is in the best interest of the Portfolios. The Board must also approve any material change to this policy. The Board oversees implementation of this policy and receives quarterly reports from the Trust’s CCO regarding any violations or exceptions to this policy that were granted by FMG LLC’s Legal and Compliance Group.

MANAGEMENT OF THE TRUST

The Board of Trustees

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (54)	Trustee, Chairman, President and Chief Executive Officer	Trustee, Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present	From May 2011 to present, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to present, Senior Vice President, MONY Life Insurance Company and MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc., Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited and; from November 2005 to present, Director MONY International Holdings, LLC.	122	None
Independent Trustees

*	Affiliated with the Manager and/or the Distributor.

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (67)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	86	From 1997 to 2010, Director, Old Mutual Funds II (12 portfolios); from 2008 to 2009, Director, Old Mutual Funds III (13 portfolios).
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (61)	Trustee	From January 1, 2014 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax ITT Corporation; 1989- 1996, Assistant Treasurer, International Paper Company.	86

2011-2012, Director,

and from 2012 to

present Advisory

Committee Member

M&T Corporation;

from 2007-2011,

Director and member

of the Audit

Committee and

Compensation

Committee,

Wilmington Trust

Corporation;

Advisory Board

member Northern

Trust Company and

Goldman Sachs

Management Groups

2008-2010.

William M. Kearns, Jr c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (78)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to June 2007, Chairman; Keefe Managers, Inc. (money management firm); and from 2008 to present, Chairman, Keefe Ventures, LLC.	86	Lead Director from 2008 to present and from 1991 to present, Director, Transistor Devices, Inc. From 1999 to 2010, Advisory Director, Alexander Proudfoot (consulting firm). From 2001 to 2011, Advisory Director, Gridley & Company LLC. From 2002 to 2009, Director, United States Shipping Partners LLC. From 2005 to 2009, Lead Director, and from 1975 to 2009, Director, Selective Insurance Group, Inc.
Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (68)	Trustee	From March 1997 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council. From 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations). From 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	86	None

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (60)	Trustee	From January 1, 2014 to present	Retired. From 2000 to present, Managing Partner and Founder of Griffin Investments, LLC a private equity firm; from 2009 to 2012 Chief Investment Officer, Sun America Financial Group and United Guaranty Corporation and Senior Managing Director of AIG Asset Management; from 2001 to 2008, Managing Director, Institutional Client Relations of Prudential Investment Management, Inc. Financial Group and United Guaranty Corporation and Senior Managing Director of AIG Asset Management; from 2001 to 2008, Managing Director, Institutional Client Relations of Prudential Investment Management, Inc.	86	2012 to present, Director, Achaen Financial Group; 2011 to 2012, Director US Life Insurance Company in the City of New York
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (70)	Trustee	From March 1997 to present	Retired. From 1994 to 1996, President and Chief Operating Officer of Melville Corporation. From 1984-1994 President and Chief Executive Officer of the CVS Division of Melville Corporation.	86	From 1997 to 2012, Director, LoJack Corporation.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (60)	Lead Independent Trustee	From May 2000 to present; from September 2011 to present, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	86	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long –Short Credit Income Fund. From October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund.
Kenneth L. Walker c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (61)	Trustee	From January 2012	From May 2002 to present, Partner, The Capital Management Corporation (investment advisory firm).	86	None.

Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (67)	Trustee	From January 2012	From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank).	86	From 1997 to 2009, Director, Hearst-Argyle Television.

**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Qualifications and Experience of the Trustees

In determining that a particular Trustee is qualified to serve as a Trustee, the Board considered a wide variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have diverse and complimentary qualifications, experience, attributes, and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of each Portfolio’s shareholders. Information about certain of the specific qualifications and experience of each Trustee relevant to the Board’s conclusion that the Trustee should serve as a Trustee of the Trust is set forth in the table above. Set forth below are certain additional qualifications, experience, attributes, and skills of each Trustee that the Board believes support a conclusion that the Trustee should serve as a Trustee of the Trust in light of the Trust’s business activities and structure.

Interested Trustee

Steven M. Joenk — Mr. Joenk has a background in the financial services industry, senior management experience with multiple insurance companies, investment management firms and investment companies and multiple years of service as an officer, Trustee and Chairman of the Trust and other registered investment companies.

Independent Trustees

Jettie Edwards — Ms. Edwards has business management experience, including several years as a consultant to investment management firms, with multiple years of service as a Trustee to the Trust and other mutual fund complexes.

Donald E. Foley — Mr. Foley has a background in the financial services industry, experience in senior management positions with financial services firms and multiple years of service on the boards of public and private companies and organizations.

William M. Kearns, Jr. — Mr. Kearns has a background in the financial services industry, experience in senior management positions with investment management firms and private investment funds, service on the boards of operating companies and multiple years of service as a Trustee of the Trust.

Christopher P.A. Komisarjevsky — Mr. Komisarjevsky has experience in senior management positions with global firms providing business consulting services and multiple years of service as a Trustee of the Trust.

H. Thomas McMeekin — Mr. McMeekin has a background in the financial services industry, has held senior management positions with insurance companies and has multiple years of service on the boards of public and private companies and organizations.

Harvey Rosenthal — Mr. Rosenthal has experience in senior management positions with a large publicly-traded corporation and multiple years of service as a Trustee of the Trust.

Gary S. Schpero — Mr. Schpero has experience as the managing partner of the investment management practice group at a large international law firm and multiple years of service as a Trustee of the Trust.

Kenneth L. Walker — Mr. Walker has a background in the financial services industry and senior management experience with investment management firms.

Caroline L. Williams — Ms. Williams has a background in the financial services industry, senior management experience with an investment banking firm and multiple years of service on the boards of public and private companies and organizations.

Board Structure.    The Board currently is comprised of ten Trustees, nine of which are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Independent Trustees”). Steven M. Joenk, who, among other things, serves as Chairman of the Board, is an “interested person” (as that term is defined in the 1940 Act) of the Trust. The Board has appointed Gary S. Schpero to serve as Lead Independent Trustee. The Trust’s Lead Independent Trustee is recommended by the Trust’s Nominating and Compensation Committee and approved by the full Board. The Lead Independent Trustee, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings.

The Board holds five regular meetings each year to consider and address matters involving the Trust and its Portfolios. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee, a Nominating and Compensation Committee and two Investment Committees (discussed in more detail below). All Independent Trustees are members of the Audit Committee and the Nominating and Compensation Committee. Each Independent Trustee is also a member of one of the two Investment Committees. This structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure, including the appointment of a Lead Independent Trustee, is appropriate given the asset size of the Trust, the number of Portfolios offered by the Trust, the number of Trustees overseeing the Trust and the Board’s oversight responsibilities, as well as the Trust’s business activities, manager of managers advisory structure and its use as an investment vehicle in connection with the Contracts and retirement plans.

Risk Oversight.    The management of various risks relating to the administration and operation of the Trust and its Portfolios is the responsibility of the Manager and the other service providers, including any Advisers, retained by the Trust or the Manager, many of whom employ professional personnel who have risk management responsibilities. Consistent with its responsibility for oversight of the Trust and its Portfolios, the Board, among other things, oversees risk management of each Portfolio’s investment program and business affairs directly and through the committee structure that it has established. Risks to the Portfolios include, among others, investment risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and compliance risk as well as the overall business and disclosure risks relating to the Portfolios and the Trust and the risk of conflicts of interest affecting the Manager (or its affiliates) in managing the Portfolios. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks. Under the overall supervision of the Board, the Manager and other service providers to the Portfolios also have implemented a variety of processes, procedures and controls to address these and other risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers. The Board has been advised that it is not practicable to identify all of the risks that may impact the Portfolios or to develop procedures or controls that are designed to eliminate all such risk exposures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust and from other service providers. The Board requires senior officers of the Trust, including the President, Chief Financial Officer and CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Chief Financial Officer also reports regularly to the Board and to the Audit Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Board and the Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive session, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Manager on the investments and securities trading of the Portfolios, as well as reports from the Valuation Committee (discussed below in the section “Purchase and Pricing of Shares”) regarding the valuation of those investments. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Advisers to the Portfolios as well as the Trust’s custodian, distributor and sub-administrator. The Board also requires the Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Committees of the Board

The Board has four standing committees. All of the Independent Trustees are members of the Audit Committee and the Nominating and Compensation Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices and its internal controls, oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and act as a liaison between the Trust’s independent accountants and the Board. To carry out its function, the Audit Committee, among other things, selects, retains or terminates the Trust’s independent accountants and evaluates their independence; meets with the Trust’s independent accountants as necessary to review and approve the arrangements for and scope of the audit and to discuss and consider any matters of concern relating to the Trust’s financial statements and the Trust’s financial reporting and controls; and approves the fees charged by the independent accountants for audit and non-audit services and, to the extent required by applicable law, any non-audit services proposed to be performed for the Trust by the independent accountants. The Audit Committee held four meetings during the fiscal year ended December 31, 2013. Ms. Edwards serves as the Chair of the Audit Committee.

The Nominating and Compensation Committee’s functions are to provide oversight of the Trust’s CCO; consider the size and committee structure of the Board; nominate and evaluate candidates for Independent Trustee membership and membership on committees of the Trust; and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee also assists the Board in selecting, appointing, and evaluating the Trust’s CCO, and meets in executive session from time to time with the Manager to discuss the CCO’s performance and the effectiveness of the Trust’s compliance program. The Nominating and Compensation Committee generally will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee held three meetings during the fiscal year ended December 31, 2013. Mr. Komisarjevsky serves as the Chair of the Nominating and Compensation Committee.

The Board also has two Investment Committees each composed entirely of Independent Trustees. The Board formed the Committees in March 2013 on a provisional basis to evaluate whether the Committees could assist the Board in its oversight of Portfolio performance. Each Investment Committee is responsible for overseeing and guiding the process by which the Board reviews Portfolio performance and interfacing with personnel at the Manager and the Advisers responsible for portfolio management. The Chairs of the Committees are Ms. Edwards and Mr. Rosenthal.

Compensation of the Trustees

Effective October 1, 2013, each Independent Trustee receives from the Trust an annual fee of $260,000, payable quarterly, representing the payment of an annual retainer and all regular, committee and special meeting fees. In addition, an annual retainer of $30,000 is paid to the lead Independent Trustee; an annual retainer of $22,500 is paid to the Chair of the Audit Committee; an annual retainer of $15,000 is paid to the Chair of the Nominating and Compensation Committee; and an annual retainer of $7,500 is paid to the Chairs of each Investment Committee. Trustees also receive reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

Prior to October 1, 2013, each Independent Trustee received from the Trust an annual fee of $250,000, representing the payment of an annual retainer and all regular, committee and special meeting fees. In addition, an annual retainer of $30,000 was paid to the lead Independent Trustee; an annual retainer of $22,500 was paid to the Chair of the Audit Committee; and an annual retainer of $15,000 was paid to the Chair of the Nominating and Compensation Committee.

Prior to October 1, 2012, each Independent Trustee received from the Trust an annual fee of $230,000 representing the payment of an annual retainer and all regular, committee and special meeting fees. In addition, an annual retainer of $30,000 was paid to the Lead Independent Trustee; an annual retainer of $22,500 was paid to the Chair of the Audit Committee; and an annual retainer of $15,000 was paid to the Chair of the Nominating and Compensation Committee.

Trustee Compensation Table

for the Year Ended December 31, 2013*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Interested Trustees
Steven M. Joenk	$-0-	$-0-	$-0-	$-0-
Independent Trustees
Jettie M. Edwards	$276,875	$-0-	$-0-	$276,875
William M. Kearns, Jr.	$252,500	$-0-	$-0-	$252,500
Christopher P.A. Komisarjevsky	$267,500	$-0-	$-0-	$267,500
Harvey Rosenthal	$254,375	$-0-	$-0-	$254,375
Gary S. Schpero	$282,500	$-0-	$-0-	$282,500
Kenneth L. Walker	$252,500	$-0-	$-0-	$252,500
Caroline L. Williams	$252,500	$-0-	$-0-	$252,500
Donald E. Foley***	$50,000	$-0-	$-0-	$50,000
H. Thomas McMeekin***	$50,000	$-0-	$-0-	$50,000

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to 20 year period elected by such Trustee.

**

The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 77 portfolios of one trust in the fund complex. The Multimanager Portfolios are newly organized as of the date of this SAI. Including the Multimanager Portfolios, the compensation for each Trustee for the current fiscal year is estimated to be the same as stated in the table above, and would reflect compensation for service as trustee of 86 funds.

***	For the period June 1, 2013 to December 31, 2013 Messrs. Foley and McMeekin served as consultants and advisory board members of the Trust and each received compensation in the amount of $50,000 for that service.

As of December 31, 2013, no Independent Trustee or members of his or her immediate family beneficially owned or owned of record securities representing interests in the Manager, Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Furthermore, the Trustees of the Trust did not beneficially own shares of any Portfolio of the Trust or of portfolios overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:
Interested Trustee
Steven M. Joenk	EQ/GAMCO Small Company Value	over $100,000	over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:

Independent Trustees
Jettie M. Edwards	None	None
William M. Kearns, Jr.	None	None
Christopher P.A. Komisarjevsky	None	None
Harvey Rosenthal	None	None
Gary S. Schpero	None	None
Kenneth L. Walker	None	None
Caroline L. Williams	None	None
Donald E. Foley	None	None
H. Thomas McMeekin	None	None

*	As of December 31, 2013.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, FMG LLC, and/or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (54)	Trustee, Chairman, President and Chief Executive Officer	From September 2004 to present, Trustee and Chairman and from December 2002 to present, Chief Executive Officer and President.	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG; from July 2004 to present, Senior Vice President, MONY Life Insurance Company and MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc., Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited and; from November 2005 to present, Director MONY International Holdings, LLC.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (58)	Vice President and Secretary	From July 1999 to Present	From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Brian Walsh Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (45)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2003 to present, Lead Director of AXA Financial and AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (51)	Vice President	From June 2010 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President AXA Financial and AXA Equitable; from July 2004 to January 2011, Director, Enterprise Capital Management, Inc.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (38)	Vice President	From June 2007 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director, AXA Financial and AXA Equitable.
James Kelly Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (45)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable; from March 2006 to September 2008, Assistant Vice President, AXA Financial and AXA Equitable.

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (51)	Vice President	From July 1999 to Present	From June 2012 to present, Senior Vice President of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director, AXA Financial; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
Roselle Ibanga Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (34)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of AXA Equitable; from December 2008 to February 2009, Director of AXA Equitable’s FMG; from October 2007 to December 2008, Second Vice President, New York Life Investments Management, LLC.
Lisa Perrelli Newport Center, 525 Washington Boulevard, 33rd Floor, Jersey City, New Jersey 07310-1606 (39)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable; from February 2008 to September 2008, Director of AXA Equitable’s FMG; from September 2006 to February 2008, Manager of AXA’s FMG.
William MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (38)	Vice President and Assistant Secretary	From September 2006 to present	From June 2012 to present, Senior Vice President, Secretary and Associate General Counsel of FMG LLC; from May 2011 to June 2012, Vice President and Associate Corporate Counsel of FMG LLC; from May 2008 to present, Lead Director and counsel of AXA Equitable.
Gariel Nahoum, Esq. 1290 Avenue of the Americas, New York, New York 10104 (30)	Vice President and Assistant Secretary	From December 2011 to present	From June 2012 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from September 2011 to present, Vice President, Secretary and Counsel of FMG LLC; from August 2011 to present, Senior Director and Counsel of AXA Equitable; from September 2008 to August 2011, Associate, Kramer Levin Naftalis & Frankel LLP; graduate, Hofstra Law School, magna cum laude, May 2008.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (43)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to Present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA’s FMG.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (49)	Vice President	From March 2011 to present	From June 2012 to present, Senior Director of FMG LLC; from September 2010 to present Vice President of AXA Equitable; from November 2005 to September 2010 Assistant Vice President of AXA Equitable.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (27)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (51)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Lead Manager/Senior Legal Assistant for AXA Equitable.

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (50)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Senior Manager/Legal Assistant for AXA Equitable.

*	The officers in the table above (except Ms. Charalambous and Ms. Espaillat) hold similar positions with one other registered investment company in the fund complex. The registered investment companies in the fund complex include AXA Premier VIP Trust and the Trust.
**	Each officer is elected on an annual basis.

Control Person and Principal Holders of Securities

AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of more than 95% of the Trust’s shares as of February 28, 2014. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing separate classes of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

To the Trust’s knowledge, as of February 28, 2014, no person owned Contracts or shares entitling such persons to give voting instructions or vote regarding more than 5% of the outstanding shares of any Portfolio.

As of March February 28, 2014, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any class of any Portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

FMG LLC currently serves as the investment manager for each Portfolio. BlackRock Investment Management, LLC (“BlackRock Investment”), AllianceBernstein, L.P. (“AllianceBernstein”), Marsico Capital Management, LLC (“Marsico”), Pacific Investment Management Company, LLC (“PIMCO”), Lord, Abbett & Co. LLC (“Lord Abbett”), Franklin Advisers, Inc. (“Franklin Advisers”), Wellington Management Company, LLP (“Wellington Management”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), SSgA Funds Management, Inc. (“SSgA FM”), Diamond Hill Capital Management, Inc. (“Diamond Hill”), Knightsbridge Asset Management, LLC (“Knightsbridge”), Allianz Global Investors U.S. LLC (“Allianz”), ClearBridge Investments, LLC (“ClearBridge”), Scotia Institutional Asset Management US, Ltd. (“Scotia”), Westfield Capital Management Company, L.P. (“Westfield”), and BlackRock Financial Management, Inc. (“BlackRock Financial”) (each an “Adviser,” and together the “Advisers”) serve as investment advisers to one or more of the Portfolios, as described more fully in the Prospectus.

FMG LLC is a wholly-owned subsidiary of AXA Equitable. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of FMG LLC, AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly-owned subsidiary of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Manager serves as the investment manager of the Trust pursuant to Investment Management Agreements with respect to the Portfolios (each, a “Management Agreement”). Subject always to the direction and control of the Trustees of the Trust, under each Management Agreement, the Manager has, with respect to each sub-advised Portfolio or portion thereof, (i) overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio’s assets not then managed by an Adviser. In connection with the Manager’s responsibilities under the Management Agreements, the Manager will assess each Portfolio’s investment focus and, with respect to Portfolios advised by one or more Advisers, will seek to implement decisions with respect to the allocation and reallocation of each Portfolio’s assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each such Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager’s own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

Under each Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

•	Office space, all necessary office facilities and equipment.

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions

•

related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

•	related to the investment advisory services to be provided by any Adviser pursuant to an advisory agreement with the Manager (“Advisory Agreement”).

•

Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

Each Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Manager or its affiliates.

The continuance of each Management Agreement, with respect to each Portfolio, must be specifically approved at least annually (i) by the Trust’s Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio and (ii) by vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party cast in person at a meeting called for such purpose. The Management Agreement with respect to each Portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees, including a majority of the Independent Trustees, or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Portfolio pays a fee to the Manager for its services. The Manager and the Trust have also entered into an expense limitation agreement with respect to the Portfolios as set forth in the Prospectus (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its management, administrative and other fees and to assume other expenses so that the net annual operating expenses (with certain exceptions as set forth in the Prospectus) of the Portfolio are limited to the extent described in the “Management of the Trust-Expense Limitation Agreement” section of the Prospectus.

The tables below show the contractual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) payable by each Portfolio:

Portfolio Name	Management Fee Rate
	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Multimanager Aggressive Equity Portfolio	0.580%	0.550%	0.525%	0.500%	0.475%
Multimanager Technology Portfolio	0.950%	0.900%	0.875%	0.850%	0.825%
Multimanager Mid Cap Growth Portfolio	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Mid Cap Value Portfolio	0.800%	0.750%	0.725%	0.700%	0.675%

Portfolio Name	Management Fee Rate
	First $4 Billion	Next $4 Billion	Thereafter
Multimanager Core Bond Portfolio	0.550%	0.530%	0.510%
The tables below show the fees paid by each Acquired Portfolio to the Manager during the years ended December 31, 2011, 2012 and 2013, respectively. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each Acquired Portfolio assumed by the Manager pursuant to the Expense Limitation Agreement. For the fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013, the Manager did not receive any reimbursement for the Acquired Portfolios.

CALENDAR YEAR ENDED DECEMBER 31, 2011

Portfolio	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
Acquired Multimanager Aggressive Equity	$9,213,569	$9,213,569	$0
Acquired Multimanager Core Bond	$20,427,038	$20,427,038	$0
Acquired Multimanager Mid Cap Growth	$4,191,283	$4,191,283	$0
Acquired Multimanager Mid Cap Value	$4,827,233	$4,827,233	$0
Acquired Multimanager Technology	$6,290,691	$6,290,691	$0

CALENDAR YEAR ENDED DECEMBER 31, 2012

Portfolio	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
Acquired Multimanager Aggressive Equity	$8,484,231	$8,484,231	$0
Acquired Multimanager Core Bond	$11,428,075	$11,428,075	$0
Acquired Multimanager Mid Cap Growth	$3,605,777	$3,572,092	$33,685
Acquired Multimanager Mid Cap Value	$4,427,501	$4,387,223	$40,278
Acquired Multimanager Technology	$6,102,490	$6,102,490	$0

CALENDAR YEAR ENDED DECEMBER 31, 2013

Portfolio	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
Acquired Multimanager Aggressive Equity	$7,492,935	$7,492,935	$—
Acquired Multimanager Core Bond	$8,028,324	$8,028,324	$—
Acquired Multimanager Mid Cap Growth	$2,849,399	$2,712,506	$136,893
Acquired Multimanager Mid Cap Value	$3,475,059	$3,362,417	$112,642
Acquired Multimanager Technology	$6,359,108	$6,359,100	$8

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the Trust’s Independent Trustees; the costs of preparing, setting in type, printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each portfolio or the nature of the services performed and relative applicability to each portfolio. As discussed in greater detail below under “The Distributor,” the Class IA and IB shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

The Advisers

The Manager has entered into one or more Advisory Agreements on behalf of each Portfolio with the Advisers identified in the Prospectus. The Advisory Agreements obligate the Advisers to: (i) make investment decisions on behalf of their respective Portfolios (or portions thereof); (ii) place all orders for the purchase and sale of investments for their respective Portfolios (or portions thereof) with brokers or dealers selected by the Manager and/or the Advisers; and (iii) perform certain related administrative functions in connection therewith.

A discussion of the basis of the decision by the Trust’s Board to approve the Advisory Agreements with the Advisers will be available in the Trust’s Semi-Annual Report to Shareholders.

During the years ended December 31, 2011, 2012 and 2013, respectively, the Manager paid the following fees to the Advisers with respect to the Acquired Portfolios:

	Advisory Fee Paid
Portfolio	2011	2012	2013
Acquired Multimanager Aggressive Equity	$3,430,024	$3,191,190	$2,809,418
Acquired Multimanager Core Bond	$4,948,554	$2,935,252	$2,066,927
Acquired Multimanager Mid Cap Growth	$1,525,523	$1,375,441	$1,098,899
Acquired Multimanager Mid Cap Value	$1,782,205	$1,525,857	$1,216,110
Acquired Multimanager Technology	$2,115,655	$2,014,522	$2,128,486

The Manager recommends Advisers for the Portfolios to the Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, these Portfolios are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Advisory Agreements with Advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new Advisers for new or existing funds, change the terms of particular Advisory Agreements or continue the employment of existing Advisers after events that under the 1940 Act and the Advisory Agreements would cause an automatic termination of the agreement. The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Trust’s Board. However, the Manager may not enter into an advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein, AXA IM, and AXA Rosenberg, unless the advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected Portfolio’s shareholders, including, in instances in which the Advisory Agreement pertains to a newly formed Portfolio, the Portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of Advisory Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio. However, an amendment to a Management Agreement between FMG LLC and EQ Trust that would result in an increase in the management fee rate specified in that Management Agreement (i.e., the aggregate management fee) charged to a Portfolio will be submitted to shareholders for their approval. The Manager may be subject to certain potential conflicts of interest in connection with recommending the appointment and continued service of Advisers. The Manager may also be subject to potential conflicts of interest in recommending or selecting of Advisers, or choosing ETF investments, where applicable, to the extent it invests in ETFs sponsored by Advisers. As noted above, the Manager is affiliated with certain Advisers, including AllianceBernstein, and therefore the Manager will benefit not only from the net management fee the Manager retains, but also from the advisory fees paid by the Manager to the affiliated Adviser. Since the Manager pays fees to the Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Manager. The Manager or its affiliates also have distribution relationships with certain Advisers or their affiliates under which the Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Manager or its affiliates (including those in which the Trust’s Portfolios serve as investment options), which could financially benefit the Manager and its affiliates or provide an incentive to the Manager in selecting one Adviser over another. When recommending the appointment or continued service of an Adviser, consistent with its fiduciary duties, the Manager relies primarily on the qualitative and quantitative factors described in detail in the Prospectus. In addition, the appointment of each Adviser is subject to approval of the Trust’s Board, including a majority of the Trust’s Independent Trustees.

Portfolio	Name and Control Persons of the Sub-adviser
Multimanager Aggressive Equity Portfolio	AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance company.
ClearBridge is a wholly owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company.
Scotia (formerly GCIC US Ltd.) is a wholly owned subsidiary of GCIC Ltd., which is an indirect wholly owned subsidiary of Dundee Wealth Inc. Dundee Wealth Inc. is a wholly owned subsidiary of The Bank of Nova Scotia (“ScotiaBank”).
Marisco is an independent, registered investment adviser. Marisco was organized in September 1997 as a Delaware Limited Liability Company and provides investment management services to mutual funds and private accounts. Marisco is an indirect subsidiary of Marisco Group LLC, a Delaware Limited Liability Company.
T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
Westfield is 100% employee owned.
Multimanager Core Bond Portfolio

BlackRock Financial is an indirect wholly-owned subsidiary of BlackRock.

BlackRock is a publicly-traded corporation (NYSE: BLK), independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

PIMCO is a majority-owned subsidiary of Allianz Asset Management with a minority interested held by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.
SSgA FM is a wholly-owned subsidiary of State Street Corporation. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation.
Multimanager Mid Cap Growth Portfolio	AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance company.

BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors, Inc. (“BlackRock Advisors”). BlackRock Advisors is a wholly-owned subsidiary of BlackRock Inc. (“BlackRock”). As of December 31, 2013, the PNC Financial Services Group (“PNC”) owned 21.9% of BlackRock and institutional investors, employees and the public held economic interest of 78.1%. With regard to voting stock, PNC owned 20.8% and institutional investors, employees and the public owned 79.2% of voting shares.

Franklin Advisers Inc. is a wholly-owned subsidiary of Resources, a publicly owned company engaged in the financial services industry. Charles B. Johnson and Robert H. Johnson, Jr. are principal shareholders of Resources.
Wellington Management is a Massachusetts limited liability partnership whose sole business is investment management.
Multimanager Mid Cap Value Portfolio	BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2013, PNC owned 21.9% of BlackRock and institutional investors, employees and the public held economic interest of 78.1%. With regard to voting stock, PNC owned 20.8% and institutional investors, employees and the public owned 79.2% of voting shares.
Diamond Hill, an Ohio corporation, is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., a publicly traded investment adviser.
Knightsbridge is an investment advisory firm registered with the SEC under the Investment Advisers Act of 1940 and is employee owned.
Lord Abbett is owned by its members.
Multimanager Technology Portfolio	Allianz (formerly, RCM Capital Management LLC) is an indirect wholly owned subsidiary of Allianz SE, a European-based, multinational insurance and financial services holding company that is publicly traded.
SSgA FM is a wholly-owned subsidiary of State Street Corporation. SsgA FM and other advisory affiliates of State Street Corporation make up SSGA, the investment management arm of State Street Corporation.
Wellington Management is a Massachusetts limited liability partnership whose sole business is investment management.

Information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios to the extent applicable is attached in Appendix C.

The Manager reserves the right, subject to approval of the Trust’s Board, to appoint more than one Adviser to manage the assets of each Portfolio. When a Portfolio has more than one Adviser, the assets of each Portfolio are allocated by the Manager among the Advisers selected for the Portfolio. Each Adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each Portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Adviser provides any services to any Portfolio except asset management and related administrative and recordkeeping services. However, an Adviser or its affiliated broker-dealer may execute portfolio transactions for a Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.

Personal Trading Policies

The Trust, the Manager and the Distributor (as defined below) each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio but prohibits fraudulent, misleading, deceptive or manipulative acts or conduct in connection with that personal investing. Each Adviser also has adopted a code of ethics under Rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the Portfolio for which the Adviser serves as an adviser. The Codes of Ethics of the Trust, FMG LLC, the Distributor and the Advisers have been filed as exhibits to the Trust’s Registration Statement.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Service Agreement”), FMG LLC (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For administrative services, in addition to the management fee, the Portfolios each pay FMG LLC its proportionate share of an asset-based administration fee for these Portfolios and certain other of the Trust’s portfolios (noted below), which is equal to an annual rate of:

Aggregate Average Daily Net Assets	Annual Fee Rate (as a Percentage of the Aggregate Average Daily Net Assets)
First $20 billion	0.150%
Next $5 billion	0.110%
In excess of $25 billion	0.100%

, plus an annual flat fee of $32,500 per portfolio whose total average net assets are less than $5 billion. The other included portfolios are: the EQ/ Emerging Markets Equity PLUS Portfolio, EQ/Equity Growth PLUS Portfolio, EQ/ International Value PLUS Portfolio, EQ/Large Cap Growth PLUS Portfolio, EQ/Mid Cap Value PLUS Portfolio, EQ/Natural Resources PLUS Portfolio, EQ/Real Estate PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Alliance Bernstein Small Cap Growth Portfolio, EQ/Franklin Core Balanced Portfolio, EQ/Mutual Large Cap Equity Portfolio, EQ/AXA Franklin Small Cap Value Core Portfolio, EQ/Templeton Global Equity Portfolio, EQ/Global Multi-Sector Equity Portfolio, EQ/High Yield Bond Portfolio, EQ/Convertible Securities Portfolio, EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, and EQ/International Core PLUS Portfolio.

Pursuant to a sub-administration arrangement, the Manager has contracted with JPMorgan Investors Services Co. (“JPMorgan Services”) to provide the Trust with certain administrative services, including monitoring of portfolio compliance and portfolio accounting services.

During the years ended December 31, 2011, 2012 and 2013, respectively, the Acquired Portfolios listed in the table below paid the following fees to FMG LLC or AXA Equitable (the predecessor administrator to FMG LLC) for administrative services.

	Administration Fee
Portfolio*	2011	2012	2013
Acquired Multimanager Aggressive Equity	$2,442,681	$2,244,135	$1,973,756
Acquired Multimanager Core Bond	$5,950,346	$3,209,629	$2,254,265
Acquired Multimanager Mid Cap Growth	$818,154	$708,591	$566,764
Acquired Multimanager Mid Cap Value	$937,367	$862,666	$684,075
Acquired Multimanager Technology	$1,025508	$996,060	$1,036,572

The Distributor

The Trust has distribution agreements with AXA Distributors (also referred to as the “Distributor”), by which AXA Distributors serves as Distributor for the Trust’s Class IA shares, Class IB shares and Class K shares. AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable and an affiliate of FMG LLC and its address is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to the Class IA, Class IB and Class K shares of the Portfolios (“Distribution Agreements”) have been approved by the Trust’s Board, including a majority of the Independent Trustees, with respect to each Portfolio. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Independent Trustees who are not parties to such agreement and, if applicable, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or any such related agreement, by a vote cast in person at a meeting called for the purpose of voting on such Agreements and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, as applicable.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a Rule 12b-1 Distribution Plans. Under the Rule 12b-1 Distribution Plans, each Portfolio is authorized to pay the Distributor an annual distribution fee of up to 0.25% of each Portfolio’s average daily net assets attributable to Class IA and Class IB shares. There is no distribution plan with respect to Class K shares and the Portfolios pay no distribution fees with respect to those shares.

The Board considered various factors in connection with its decision as to whether to approve the Rule 12b-1 Distribution Plans, including: (i) the nature and causes of the circumstances which make approval or continuation of the Rule 12b-1 Distribution Plans necessary and appropriate; (ii) the way in which the Rule 12b-1 Distribution Plans would address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Rule 12b-1 Distribution Plans to any other person relative to those of the Trust; (v) the effect of the Rule 12b-1 Distribution Plans on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Rule 12b-1 Distribution Plans to other distribution efforts of the Trust. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract owners to make additional investments in the Portfolios and attracting new investors and assets to the Portfolios to the benefit of the Portfolios and their respective Contract owners, (2) facilitate distribution of the Portfolios’ shares and (3) maintain the competitive position of the Portfolios in relation to other Portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board, including the Independent Trustees with no direct or indirect financial interest in the Rule 12b-1 Distribution Plans or any related agreements, unanimously determined, in the exercise of its reasonable business judgment, that the Rule 12b-1 Distribution Plans are reasonably likely to benefit the Trust and the shareholders of the Portfolios. As such, the Trustees, including such Independent Trustees, approved each Rule 12b-1 Distribution Plan and its continuance.

Pursuant to the Rule 12b-1 Distribution Plans, the Trust compensates the Distributor from assets attributable to the Class IA and Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributor on a monthly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IA and Class IB shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IA and Class IB shares.

The Rule 12b-1 Distribution Plans are of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Rule 12b-1 Distribution Plans and in connection with their annual consideration of the Rule 12b-1 Distribution Plans’ renewal. The Distributor’s expenditures include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IA and Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IA and Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IA and Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IA and Class IB shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IA and Class IB shares.

FMG LLC, the Distributor and their affiliates may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing and related services. The Distributor also may receive payments from Advisers of the Trust’s Portfolios, which may include other investment companies managed by the Manager in which the Portfolios invest (the “Underlying Portfolios”), and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the Contracts and/or the Advisers’ respective Portfolios.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

The Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreement that is entered into by the Trust with the Distributor of the Class IA and Class IB shares in connection with the Rule 12b-1 Distribution Plans will continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board, and a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the

Rule 12b-1 Distribution Plans or Rule 12b-1 related agreement, cast in person at a meeting called for the purpose of voting on such Plan or agreement. In addition, annual continuance of the Distribution Agreements must be approved by the Trust’s Board or a majority of outstanding voting securities (as defined in the 1940 Act), and a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreements. In addition, the Rule 12b-1 Distribution Plans and any Rule 12b-1 related agreement may be terminated as to Class IA and Class IB shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IA and Class IB shares of the Portfolio, as applicable, or by vote of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Rule 12b-1 Distribution Plans or Rule 12b-1 related agreement. The Rule 12b-1 Distribution Plans also provide that they may not be amended to increase materially the amount (up to 0.25% of Class IA or Class IB average daily net assets annually) that may be spent for distribution of Class IA or Class IB shares of any Portfolio without the approval of Class IA or Class IB shareholders of that Portfolio.

The table below shows the amount paid by the Class A and Class B shares of each listed Acquired Portfolio to the Distributor pursuant to the Rule 12b-1 Distribution Plans for the year ended December 31, 2013. For this period, the Distributor’s actual expenditures exceeded the amounts received from the Acquired Portfolios.

Portfolio	Class A Distribution Fee Paid to AXA Distributors	Class B Distribution Fee Paid to AXA Distributors	Total Distribution Fees
Acquired Multimanager Aggressive Equity Portfolio	$2,335,947	$881,461	$3,217,408
Acquired Multimanager Core Bond Portfolio	$95,607	$2,651,227	$2,746,834
Acquired Multimanager Mid Cap Growth Portfolio	$35,355	$742,258	$777,613
Acquired Multimanager Mid Cap Value Portfolio	$33,649	$825,105	$858,754
Acquired Multimanager Technology Portfolio	$33,397	$1,639,029	$1,672,426

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The Portfolios of the Trust may be charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and the Advisers of the Portfolios, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances. The Manager and the Advisers may, as appropriate, in the allocation of brokerage business, take into consideration the receipt of research and other brokerage services, consistent with the obligation to seek to obtain best net price and execution.

Investment company securities (including securities of the Underlying Portfolios, but not including securities of exchange-traded securities of other registered investment companies of pooled investment vehicles) generally are purchased directly from the issuer. It is expected that other securities will ordinarily be purchased in the primary markets, whether OTC or listed, and that listed securities may be purchased in the OTC market if that market is deemed the primary market.

Purchases and sales of equity securities on a securities exchange or in the OTC market are effected through brokers who receive compensation for their services. Such compensation varies among different brokers. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of the Portfolios’ portfolio transactions. In the case of securities traded in the foreign and domestic OTC markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is generally no stated brokerage commission paid by a Portfolio for a fixed-income security, the price paid by a Portfolio to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed commission or mark-up.

The Manager and Advisers of the Portfolios may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Advisers. The research services include economic, market, industry and company research material. Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Manager and Advisers, as appropriate, may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

For futures transactions, the selection of a futures broker is generally based on the overall quality of execution and other services provided by the futures broker. The Manager and the Advisers or their affiliates may choose to execute futures transactions electronically.

Certain Advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide an Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, the Adviser’s other clients and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

Certain Advisers may obtain third-party research from broker-dealers or non-broker dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an Adviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

The overall reasonableness of commissions paid will be determined by evaluating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Advisers, as appropriate, for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the Portfolios’ brokerage commissions may not benefit the Portfolios, while research services paid for with the brokerage commissions of other clients may benefit the Portfolios. The receipt of research services from brokers will tend to reduce the Manager’s and Advisers’ expenses in managing the Portfolios.

When the Manager and the Advisers, as appropriate, seek to buy or sell the same security or other investment on behalf of one or more portfolios, the purchase or sale will be carried out in a manner that is considered fair and equitable to all accounts. In general, the Manager and the Advisers, as appropriate, will make allocations among accounts with the same or similar investment objective based upon a variety of factors which may include, among other things, the account’s available cash, investment restrictions, permitted investment techniques, tolerance for risk, tax status, account size, and other relevant considerations.

For the fiscal years ended December 31, 2011, 2012 and 2013, respectively, the listed Acquired Portfolios paid the amounts indicated in brokerage commissions:

	Brokerage Commissions Paid†
Portfolio	2011	2012	2013
Acquired Multimanager Aggressive Equity	$1,393,977	$1,120,988	$795,624
Acquired Multimanager Core Bond	$273,065	$81,416	$47,260
Acquired Multimanager Mid Cap Growth	$550,220	$413,504	$303,165
Acquired Multimanager Mid Cap Value	$785,314	$443,304	$170,152
Acquired Multimanager Technology	$918,139	$724,898	$882,274

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser(s), investment strategy changes, the appointment of a new or additional Adviser, changes in transaction costs and market conditions.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager or its affiliates, including Sanford C. Bernstein & Co., LLC (“Bernstein”), Advisers, brokers who are affiliates of such Advisers, or unaffiliated brokers who trade or clear through affiliates of the Manager or the Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager or Advisers or their respective affiliates, unless pursuant to an exemption from the SEC. The Trust relies on exemptive relief from the SEC that permits a portion of a Portfolio that has multiple portions advised by different Advisers and/or the Manager to engage in principal and brokerage transactions with an Adviser (or an affiliate of that Adviser) to another portion of the same Portfolio, subject to certain conditions. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of an Adviser to a Portfolio for which that Adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, under applicable securities law, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager or Advisers or their respective affiliates.

For the fiscal years ended December 31, 2011, 2012 and 2013, respectively, the following Acquired Portfolios paid the amounts indicated to affiliated broker-dealers of the Manager and the Distributor, or affiliates of the Advisers to each Acquired Portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2011

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

Acquired Multimanager Aggressive Equity	Sanford Bernstein & Co	$5,372	0.39%	0.07%

Acquired Multimanager Mid Cap Growth	Sanford Bernstein & Co	$948	0.17%	0.08%

Acquired Multimanager Technology	Sanford Bernstein & Co	$572	0.06%	0.00%

	BNP Paribas	$151	0.02%	0.00%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser(s), investment strategy changes, the appointment of a new or additional Advisers, changes in transaction costs and market conditions.

FISCAL YEAR ENDED DECEMBER 31, 2012

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

Acquired Multimanager Aggressive Equity	Sanford Bernstein & Co	$2,077	0.19%	0.04%

Acquired Multimanager Mid Cap Growth	Sanford Bernstein & Co	$1,192	0.29%	0.13%

Acquired Multimanager Mid Cap Value	Sanford Bernstein & Co	$1,119	0.25%	0.07%

Acquired Multimanager Technology	Sanford Bernstein & Co	$113	0.02%	0.00%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser(s), investment strategy changes, the appointment of a new or additional Advisers, changes in transaction costs and market conditions.

FISCAL YEAR ENDED DECEMBER 31, 2013

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid †	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)
Acquired Aggressive Equity Portfolio	Sanford Bernstein & Co	$2,412	0.30%	0.08%
Acquired Multimanager Mid Cap Growth Portfolio	Sanford Bernstein & Co	$128	0.04%	0.02%
Acquired Multimanager Mid Cap Value Portfolio	Sanford Bernstein & Co	$2,762	1.62%	0.43%
Acquired Multimanager Technology Portfolio	Sanford Bernstein & Co	$303	0.03%	0.01%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the Adviser(s), investment strategy changes, the appointment of a new or additional Advisers, changes in transaction costs and market conditions.

Brokerage Transactions Relating to Research Services

For the fiscal year ended December 31, 2013, the following Acquired Portfolios of the Trust directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the Acquired Portfolios paid the brokerage commissions indicated:

Portfolio	Related Brokerage Commissions Paid	Transaction Amount
Acquired Multimanager Aggressive Equity Portfolio	$294,635.08	$425,526,832.98
Acquired Multimanager Core Bond Portfolio	$0.00	$0.00
Acquired Multimanager Mid Cap Growth Portfolio	$90,573.64	$114,986,694.23
Acquired Multimanager Mid Cap Value Portfolio	$21,510.48	$35,201.82
Acquired Multimanager Technology Portfolio	$423,696.00	$682,632,272.00

Investments in Regular Broker-Dealers

As of December 31, 2013, the following Acquired Portfolios owned securities issued by their regular brokers or dealers (or by their parents) as follows:

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
Acquired Multimanager Aggressive Equity Portfolio	Citigroup, Inc.	E	$4,550
	JPMorgan Chase & Co.	E	$1,630
	Morgan Stanley & Co., Inc.	E	$1,476
Acquired Multimanager Core Bond Portfolio	Bank of America Corp.	D	$10,961
	Bank of New York Mellon Corp.	D	$608
	Barclays Capital, Inc.	D	$3,809
	Citigroup, Inc.	D	$3,680
	Credit Suisse Group	D	$7,236
	Deutsche Bank AG	D	$495
	Goldman Sachs & Co	D	$7,742
	JPMorgan Chase & Co.	D	$9,229
	Morgan Stanley & Co., Inc.	D	$7,007
	RBC Capital Markets, LLC	D	$370
	RBS Securities, Inc.	D	$3,327
	UBS AGS	D	$3,088

†	D = Debt, E = Equity

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager as its investment manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. The primary focus of the Trust’s proxy voting procedures as they relate to the sub-advised Portfolios, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser’s proxy voting. A description of the proxy voting policies and procedures that each Adviser uses to determine how to vote proxies relating to the Portfolio’s portfolio securities are included in Appendix D to this SAI. With respect to the ETF allocated portion of the Multimanager Technology Portfolio, to the extent a proxy proposal is presented with respect to an Underlying ETF, whether or not the proposal would present an issue as to which FMG

LLC, the Distributor or their affiliates could be deemed to have a conflict of interest, FMG LLC will vote shares held by the ETF allocated portion of the Multimanager Technology Portfolio it manages either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which the Underlying ETF’s other shareholders have voted. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at http://www.axa-equitablefunds.com (go to “EQ Advisors Trust Portfolios” or “AXA Premier VIP Trust Portfolios” (for the Multimanager Portfolios proxy voting record for the 12-month period ended June 30, 2013) and click on “Proxy Voting Records”) and (2) on the SEC’s website at http://www.sec.gov.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares for cash or securities based on each Portfolio’s net asset value per share, which will be determined in the manner set forth below. Shares of a Portfolio will be issued to a shareholder upon receipt of consideration.

The net asset value of the shares of each class of each Portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its classes will be accrued daily.

The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:

•

The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Portfolio. General Items will be allocated as the Trust’s Board considers fair and equitable.

•

The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, charges and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated as the Trust’s Board considers fair and equitable.

The value of each Portfolio will be determined at the close of business on each “business day.” Normally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading. This is normally 4:00 p.m. Eastern Time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio and Underlying Portfolio, are valued as follows:

•

Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the Nasdaq Stock Market will be valued using the Nasdaq Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker.

•

Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at most recent sales or bid price from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates. Because foreign securities sometimes trade on days when a Portfolio’s shares are not priced, the value of the Portfolio’s investment that includes such securities may change on days when shares of the Portfolio cannot be purchased or redeemed.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•

Corporate bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

•

Convertible preferred stocks listed on national securities exchanges or included on the Nasdaq Stock Market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•

Convertible bonds, and unlisted convertible preferred stocks, are valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•

Exchange traded options are valued at their last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sale price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•	Shares of open end mutual funds (other than ETFs) will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the applicable Board. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of trading market.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable Portfolio when the Trust deems that the event or circumstance would materially affect such Portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The Trust’s Valuation Committee, which was established by the Board, determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method adopted by the Trust’s Board that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the valuations reached may differ materially from the value realized on a sale. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio’s net asset value by those traders.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager may, from time to time, under the general supervision of the Board or the Trust’s valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager will continuously monitor the performance of these services.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

TAXATION

Each Portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that each Portfolio will continue to qualify each taxable year to be treated as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Code (“RIC”). By doing so, a Portfolio will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To continue to qualify for treatment as a RIC, a Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from

(a) dividends, interest, payments with respect to securities loans and gains (without regard to losses) from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (defined below) (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs (collectively, “Qualifying Assets”), and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Portfolio controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, “Subchapter M Diversification Requirements”). A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of dividends, interest, and other qualifying income for a RIC.

If a Portfolio failed to qualify for treatment as a RIC for any taxable year  —  either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Subchapter M Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Subchapter M Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Subchapter M Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements  —  (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements described in the following paragraphs, with the result that the Contracts supported by each such account would no longer be eligible for tax deferral, and (3) all distributions out of the Portfolio’s earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income, except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rates for net capital gain  — a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Subchapter L of Chapter 1, Subtitle A, of the Code (“Subchapter L”) requires that each separate account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a Portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each Portfolio intends to continue to do, then such a separate account will be able to “look through” that Portfolio, and in effect treat a pro rata portion of the Portfolio’s assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio (each of which is treated as a RIC) in which a Portfolio invests also satisfies those requirements, a separate account investing in that Portfolio will effectively treat a pro rata portion of the Underlying Portfolio’s assets as its own for those purposes. The same treatment will not apply, however, with respect to any ETF, including any Underlying ETF (even one that also is treated as a RIC) in which a Portfolio invests, which instead will be treated for those purposes as a single investment.

Because the Trust is used to fund Contracts, each Portfolio must meet the diversification requirements imposed by Subchapter L on insurance company separate accounts (which are in addition to the Subchapter M Diversification Requirements) or those Contracts will fail to qualify as life insurance policies or annuity contracts. In general, for a Portfolio to meet the diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for these purposes, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Subchapter M Diversification Requirements are satisfied and no more than 55% of the value of the account’s total assets are Qualifying Assets. Compliance with the regulations is tested on the last day of each calendar year (which is each Portfolio’s taxable year) quarter. If a Portfolio has satisfied those requirements for the first quarter of its first taxable year, it will have a 30-day period after the end of each subsequent quarter in which to cure any non-compliance.

Many technical rules govern the computation of a Portfolio’s, Underlying Portfolio’s or Underlying ETF’s investment company taxable income (or income and deductions, in the case of an Underlying ETF that is not a grantor trust and not a RIC) and net capital gain. (As used in the balance of this “Taxation” section, the word “Portfolio” includes each Underlying Portfolio and each Underlying ETF that is treated as a RIC.) For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A Portfolio that invests in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance.

Each Portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income each taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF does not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each Portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Portfolio included in income for prior taxable years under the election. A Portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Certain Portfolios may acquire (1) zero coupon securities issued with original issue discount (OID), (2) payment-in-kind securities, and/or (3) TIPS, on which principal is adjusted based on changes in the Consumer Price Index. A Portfolio must include in its gross income the OID that accrues on OID securities, securities it receives as “interest” on payment-in-kind securities, and the amount of any principal increases on TIPS, during the taxable year, even if it receives no corresponding payment on them during the year. Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from a Portfolio’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities. A Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation’s shareholders, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a Portfolio’s property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility that the Manager believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

Classes of Shares.    The Multimanager Portfolios consist of Class IA shares, Class IB shares and Class K shares. A share of each class of a Portfolio represents an identical interest in that Portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a Portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Portfolio. However, to the extent the expenses of the classes differ, dividends and liquidation proceeds on Class IA, Class IB and Class K shares will differ.

Voting Rights.    Shareholders of each Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the portfolios of the Trust as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a Portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received. The Board may, without shareholder approval unless such approval is required by applicable law, cause any one or more series or classes of the Trust to merge or consolidate with or into one or more other series or classes of the Trust, one or more other trusts, partnerships or corporations.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each Portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Availability of Net Asset Values.    Each business day, each Portfolio’s net asset value is transmitted electronically to shareholders (e.g. insurance companies, tax qualified-retirement plans and other eligible investors) and/or are available to shareholders upon request.

Additional Information.    No Portfolio is sponsored, endorsed, sold or promoted by any third party involved in, or related to, compiling, computing or creating any index. No third party index provider makes any representation or warranty, express or implied, to the issuer or owners of any Portfolio or any other person or entity regarding the advisability of investing in investment companies generally or in any Portfolio particularly or the ability of any index to track corresponding stock market performance. Indexes are determined, composed and calculated by third parties without regard to any Portfolio or the issuer or owners of a Portfolio or any other person or entity. No third party index provider has any obligation to take the needs of the issuer or owners of any Portfolio or any other person or entity into consideration in determining, composing or calculating indexes. Further, no third party index provider has any obligation or liability to the issuer or owners of any Portfolio or any other person or entity in connection with the administration, marketing or offering of a Portfolio.

Third party index providers shall obtain information for inclusion in or for use in the calculation of indexes from sources that the third party index providers consider reliable, none of the third parties warrant or guarantee the originality, accuracy and/or the completeness of any index or any data included therein. None of the third party index providers make any warranty, express or implied, as to results to be obtained by the issuer of the Portfolios, owners of the Portfolios, or any other person or entity, from the use of any index or any data included therein. None of the third party index providers shall have any liability for any errors, omissions or interruptions of or in connection with any index or any data included therein. Further, none of the third party index providers make any express or implied warranties of any kind, and the third party index providers hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each index and any data included therein. Without limiting any of the foregoing, in no event shall any of the third party index providers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

OTHER SERVICES

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 New York Plaza, Floor 15, New York, New York 10004-2413 serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the Portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services for the Trust.

Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, serves as counsel to the Trust.

Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts, 02110 serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

Each Portfolio is recently organized and has had no operations of its own as of the date of this SAI, but will be the successor to the corresponding Acquired Portfolio, as described in the Trust’s Proxy Statement/Prospectus dated March 31, 2014. The financial statements of each Acquired Portfolio are incorporated by reference from VIP Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2013 (file Nos. 333-70754 and 811-10509)

PRO FORMA FINANCIAL STATEMENTS (Unaudited)

The following tables set forth the pro forma combined Portfolio of Investments as of December 31, 2013, the pro forma combined Statement of Assets and Liabilities as of December 31, 2013, and the pro forma combined Statement of Operations for the twelve-month period ended December 31, 2013 for the Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager International Equity Portfolios (the “Acquired VIP Portfolios”) and the corresponding EQ/Large Cap Core PLUS, EQ/Large Cap Value PLUS, and EQ/International PLUS Portfolios (the “Acquiring EQAT Portfolios”), as adjusted giving effect to the Reorganizations.

The pro forma combined Portfolio of Investments contains information about the securities holdings of the combined Acquired VIP Portfolios and corresponding Acquiring EQAT Portfolios as of December 31, 2013, which have, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. It is expected that, if a Reorganization is approved, the Manager will liquidate an Acquired VIP Portfolio’s holdings that, based on market conditions and an assessment by the Manager and the investment advisers to the corresponding Acquiring EQAT Portfolio, are not compatible with the Acquiring EQAT Portfolio’s current portfolio composition, investment objective, policies, or strategies. The proceeds of such liquidation will be held in temporary investments or reinvested in assets that are consistent with the Acquiring EQAT Portfolio’s investment objective, policies and strategies. Although any sale of portfolio investments in connection with a Reorganization will be conducted in an orderly manner, the need for an Acquired VIP Portfolio or an Acquiring EQAT Portfolio to sell investments may result in its selling securities at a disadvantageous time and price and could result in the Portfolio realizing gains or losses (which could be significant) that otherwise would not have been realized and incurring transaction costs that otherwise would not have been incurred.

The Multimanager Aggressive Equity, Multimanager Technology, Multimanager Core Bond, Multimanager Mid Cap Growth, and Multimanager Mid Cap Value Portfolios are newly created series of the Trust which do not have any assets or liabilities. As a result, pro forma financial statements are not presented with respect to the Reorganizations of the Acquired Multimanager Aggressive Equity, Acquired Multimanager Technology, Acquired Multimanager Core Bond, Acquired Multimanager Mid Cap Growth, and Acquired Multimanager Mid Cap Value Portfolios into the Multimanager Aggressive Equity, Multimanager Technology, Multimanager Core Bond, Multimanager Mid Cap Growth, and Multimanager Mid Cap Value Portfolios, respectively.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
COMMON STOCKS:
Consumer Discretionary (12.3%)
Auto Components (0.9%)
BorgWarner, Inc.	3,628	14,331	17,959	$202,842	$801,246	$1,004,088
Delphi Automotive plc	38,899	110,558	149,457	2,338,997	6,647,853	8,986,850
Goodyear Tire & Rubber Co.	3,773	15,549	19,322	89,986	370,844	460,830
Johnson Controls, Inc.	10,697	291,955	302,652	548,756	14,977,291	15,526,047
Lear Corp.	2,600	—	2,600	210,522	—	210,522
TRW Automotive Holdings Corp.*	6,500	—	6,500	483,535	—	483,535

				3,874,638	22,797,234	26,671,872

Automobiles (0.7%)
Ford Motor Co.	112,095	614,548	726,643	1,729,626	9,482,476	11,212,102
General Motors Co.*	36,377	146,430	182,807	1,486,728	5,984,594	7,471,322
Harley-Davidson, Inc.	3,432	13,921	17,353	237,632	963,890	1,201,522

				3,453,986	16,430,960	19,884,946

Distributors (0.0%)
Genuine Parts Co.	2,409	9,718	12,127	200,405	808,440	1,008,845

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	46,484	—	46,484	1,707,822	—	1,707,822
H&R Block, Inc.	4,175	17,200	21,375	121,242	499,488	620,730

				1,829,064	499,488	2,328,552

Hotels, Restaurants & Leisure (1.6%)
Carnival Corp.	6,804	128,373	135,177	273,317	5,156,743	5,430,060
Chipotle Mexican Grill, Inc.*	560	1,948	2,508	298,357	1,037,856	1,336,213
Darden Restaurants, Inc.	2,007	8,218	10,225	109,120	446,813	555,933
International Game Technology	3,794	15,659	19,453	68,899	284,367	353,266
Las Vegas Sands Corp.	40,714	—	40,714	3,211,113	—	3,211,113
Life Time Fitness, Inc.*	48,346	—	48,346	2,272,262	—	2,272,262
Marriott International, Inc., Class A	3,462	14,142	17,604	170,884	698,049	868,933
McDonald’s Corp.	18,044	62,663	80,707	1,750,809	6,080,191	7,831,000
MGM Resorts International*	102,800	—	102,800	2,417,856	—	2,417,856

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Starbucks Corp.	80,903	131,998	212,901	6,341,986	10,347,323	16,689,309
Starwood Hotels & Resorts Worldwide, Inc.	2,951	12,058	15,009	234,457	958,008	1,192,465
Wyndham Worldwide Corp.	2,068	8,203	10,271	152,391	604,479	756,870
Wynn Resorts Ltd.	1,285	5,085	6,370	249,560	987,558	1,237,118
Yum! Brands, Inc.	6,965	28,042	35,007	526,624	2,120,256	2,646,880

				18,077,635	28,721,643	46,799,278

Household Durables (1.2%)
D.R. Horton, Inc.*	4,355	176,683	181,038	97,204	3,943,565	4,040,769
Garmin Ltd.	23,018	7,740	30,758	1,063,892	357,743	1,421,635
Harman International Industries, Inc.	1,044	4,251	5,295	85,451	347,944	433,395
Leggett & Platt, Inc.	2,168	8,884	11,052	67,078	274,871	341,949
Lennar Corp., Class A	2,589	98,430	101,019	102,421	3,893,891	3,996,312
Mohawk Industries, Inc.*	1,000	3,842	4,842	148,900	572,074	720,974
Newell Rubbermaid, Inc.	4,416	295,474	299,890	143,123	9,576,312	9,719,435
PulteGroup, Inc.	40,224	21,697	61,921	819,363	441,968	1,261,331
Tupperware Brands Corp.	35,959	—	35,959	3,399,204	—	3,399,204
Whirlpool Corp.	1,204	60,312	61,516	188,859	9,460,540	9,649,399

				6,115,495	28,868,908	34,984,403

Internet & Catalog Retail (1.0%)
Amazon.com, Inc.*	11,719	34,285	46,004	4,673,420	13,672,515	18,345,935
Expedia, Inc.	1,585	6,481	8,066	110,411	451,467	561,878
Netflix, Inc.*	983	3,732	4,715	361,911	1,374,010	1,735,921
priceline.com, Inc.*	4,360	3,239	7,599	5,068,064	3,765,014	8,833,078
TripAdvisor, Inc.*	1,746	6,975	8,721	144,621	577,739	722,360

				10,358,427	19,840,745	30,199,172

Leisure Equipment & Products (0.1%)
Hasbro, Inc.	1,766	7,268	9,034	97,148	399,813	496,961
Mattel, Inc.	5,218	21,308	26,526	248,272	1,013,834	1,262,106

				345,420	1,413,647	1,759,067

Media (3.6%)
Cablevision Systems Corp. - New York Group, Class A	3,292	13,466	16,758	59,025	241,445	300,470
CBS Corp. (Non-Voting), Class B	48,196	35,142	83,338	3,072,013	2,239,951	5,311,964

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Charter Communications, Inc., Class A*	—	39,968	39,968	—	5,466,024	5,466,024
Comcast Corp., Class A	49,226	244,825	294,051	2,558,029	12,722,331	15,280,360
DIRECTV*	7,614	30,771	38,385	526,051	2,125,968	2,652,019
Discovery Communications, Inc., Class A*	3,567	14,209	17,776	322,528	1,284,778	1,607,306
DreamWorks Animation SKG, Inc., Class A*	—	75,760	75,760	—	2,689,480	2,689,480
Gannett Co., Inc.	24,332	267,586	291,918	719,740	7,915,194	8,634,934
Graham Holdings Co., Class B*	80	274	354	53,066	181,750	234,816
Interpublic Group of Cos., Inc.	6,444	26,197	32,641	114,059	463,687	577,746
Liberty Global plc, Class A*	3,399	—	3,399	302,477	—	302,477
Liberty Global plc*	5,941	—	5,941	500,945	—	500,945
News Corp., Class A*	7,687	31,336	39,023	138,520	564,675	703,195
Omnicom Group, Inc.	3,994	16,204	20,198	297,034	1,205,091	1,502,125
Regal Entertainment Group, Class A	9,072	—	9,072	176,450	—	176,450
Scripps Networks Interactive, Inc., Class A	1,665	94,402	96,067	143,873	8,157,277	8,301,150
Sirius XM Holdings, Inc.*	—	1,704,865	1,704,865	—	5,949,979	5,949,979
Time Warner Cable, Inc.	4,432	17,751	22,183	600,536	2,405,260	3,005,796
Time Warner, Inc.	18,373	190,438	208,811	1,280,966	13,277,337	14,558,303
Twenty-First Century Fox, Inc., Class A	122,871	123,578	246,449	4,322,602	4,347,474	8,670,076
Viacom, Inc., Class B	14,406	120,184	134,590	1,258,220	10,496,871	11,755,091
Walt Disney Co.	25,490	102,920	128,410	1,947,436	7,863,088	9,810,524

				18,393,570	89,597,660	107,991,230

Multiline Retail (0.3%)
Dollar General Corp.*	4,549	18,551	23,100	274,396	1,118,996	1,393,392
Dollar Tree, Inc.*	3,249	13,101	16,350	183,309	739,158	922,467
Family Dollar Stores, Inc.	1,525	6,085	7,610	99,079	395,343	494,422
Kohl’s Corp.	3,172	12,672	15,844	180,011	719,136	899,147
Macy’s, Inc.	18,882	23,201	42,083	1,008,299	1,238,933	2,247,232
Nordstrom, Inc.	2,228	9,007	11,235	137,690	556,633	694,323
Target Corp.	9,816	39,803	49,619	621,058	2,518,336	3,139,394

				2,503,842	7,286,535	9,790,377

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Specialty Retail (2.0%)
AutoNation, Inc.*	962	4,066	5,028	47,802	202,040	249,842
AutoZone, Inc.*	12,704	2,142	14,846	6,071,750	1,023,748	7,095,498
Bed Bath & Beyond, Inc.*	3,313	13,521	16,834	266,034	1,085,736	1,351,770
Best Buy Co., Inc.	4,194	17,215	21,409	167,257	686,534	853,791
CarMax, Inc.*	3,515	14,061	17,576	165,275	661,148	826,423
GameStop Corp., Class A	13,047	7,356	20,403	642,695	362,357	1,005,052
Gap, Inc.	4,076	16,676	20,752	159,290	651,698	810,988
Home Depot, Inc.	33,263	174,192	207,455	2,738,875	14,342,969	17,081,844
L Brands, Inc.	3,793	15,352	19,145	234,597	949,521	1,184,118
Lowe’s Cos., Inc.	22,765	65,859	88,624	1,128,006	3,263,313	4,391,319
O’Reilly Automotive, Inc.*	1,647	6,757	8,404	211,985	869,693	1,081,678
PetSmart, Inc.	1,614	6,529	8,143	117,419	474,985	592,404
Ross Stores, Inc.	3,352	79,843	83,195	251,165	5,982,636	6,233,801
Signet Jewelers Ltd.	—	60,671	60,671	—	4,774,808	4,774,808
Staples, Inc.	10,217	41,579	51,796	162,348	660,690	823,038
Tiffany & Co.	1,747	39,068	40,815	162,087	3,624,729	3,786,816
TJX Cos., Inc.	63,134	44,786	107,920	4,023,530	2,854,212	6,877,742
Urban Outfitters, Inc.*	1,643	6,860	8,503	60,955	254,506	315,461

				16,611,070	42,725,323	59,336,393

Textiles, Apparel & Luxury Goods (1.0%)
Coach, Inc.	4,316	119,956	124,272	242,257	6,733,130	6,975,387
Fossil Group, Inc.*	780	3,092	3,872	93,553	370,854	464,407
Lululemon Athletica, Inc.*	—	36,658	36,658	—	2,163,922	2,163,922
Michael Kors Holdings Ltd.*	2,807	11,298	14,105	227,900	917,285	1,145,185
NIKE, Inc., Class B	57,668	161,562	219,230	4,535,012	12,705,236	17,240,248
PVH Corp.	1,333	5,135	6,468	181,315	698,463	879,778
Ralph Lauren Corp.	963	3,753	4,716	170,037	662,667	832,704
VF Corp.	5,460	22,180	27,640	340,376	1,382,701	1,723,077

				5,790,450	25,634,258	31,424,708

Total Consumer Discretionary				87,554,002	284,624,841	372,178,843

Consumer Staples (5.8%)
Beverages (1.1%)
Beam, Inc.	2,589	66,347	68,936	176,208	4,515,577	4,691,785
Brown-Forman Corp., Class B	2,528	10,201	12,729	191,041	770,890	961,931

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Coca-Cola Co.	59,272	239,166	298,438	2,448,526	9,879,947	12,328,473
Coca-Cola Enterprises, Inc.	3,755	15,201	18,956	165,708	670,820	836,528
Constellation Brands, Inc., Class A*	2,648	10,493	13,141	186,366	738,497	924,863
Diageo plc (ADR)	9,065	—	9,065	1,200,387	—	1,200,387
Dr. Pepper Snapple Group, Inc.	3,111	12,630	15,741	151,568	615,334	766,902
Molson Coors Brewing Co., Class B	2,409	9,953	12,362	135,266	558,861	694,127
Monster Beverage Corp.*	2,109	8,549	10,658	142,927	579,366	722,293
PepsiCo, Inc.	31,266	96,580	127,846	2,593,202	8,010,345	10,603,547

				7,391,199	26,339,637	33,730,836

Food& Staples Retailing (1.6%)
Costco Wholesale Corp.	6,844	27,515	34,359	814,504	3,274,560	4,089,064
CVS Caremark Corp.	25,393	180,106	205,499	1,817,377	12,890,186	14,707,563
Koninklijke Ahold N.V	44,391	—	44,391	796,947	—	796,947
Kroger Co.	34,630	32,775	67,405	1,368,924	1,295,596	2,664,520
Safeway, Inc.	3,793	15,543	19,336	123,538	506,235	629,773
Sprouts Farmers Market, Inc.*	—	58,500	58,500	—	2,248,155	2,248,155
Sysco Corp.	9,072	36,619	45,691	327,499	1,321,946	1,649,445
Walgreen Co.	126,907	54,841	181,748	7,289,538	3,150,067	10,439,605
Wal-Mart Stores, Inc.	32,864	101,888	134,752	2,586,068	8,017,567	10,603,635
Whole Foods Market, Inc.	5,799	23,432	29,231	335,356	1,355,073	1,690,429

				15,459,751	34,059,385	49,519,136

Food Products (1.0%)
Archer-Daniels-Midland Co.	10,196	41,431	51,627	442,507	1,798,105	2,240,612
Campbell Soup Co.	2,730	11,308	14,038	118,154	489,410	607,564
ConAgra Foods, Inc.	6,562	26,561	33,123	221,139	895,106	1,116,245
General Mills, Inc.	9,835	39,939	49,774	490,865	1,993,356	2,484,221
Hershey Co.	2,328	9,432	11,760	226,352	917,073	1,143,425
Hormel Foods Corp.	2,107	8,471	10,578	95,173	382,635	477,808
J.M. Smucker Co.	1,686	6,619	8,305	174,703	685,861	860,564
Kellogg Co.	4,054	16,191	20,245	247,578	988,784	1,236,362
Kraft Foods Group, Inc.	11,901	37,522	49,423	641,702	2,023,186	2,664,888
McCormick & Co., Inc. (Non-Voting)	2,087	8,312	10,399	143,836	572,863	716,699

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Mead Johnson Nutrition Co.	3,125	12,717	15,842	261,750	1,065,176	1,326,926
Mondelez International, Inc., Class A	156,550	228,466	385,016	5,526,215	8,064,850	13,591,065
Tyson Foods, Inc., Class A	4,216	17,098	21,314	141,067	572,099	713,166

				8,731,041	20,448,504	29,179,545

Household Products (1.2%)
Clorox Co.	2,007	8,124	10,131	186,169	753,582	939,751
Colgate-Palmolive Co.	33,112	55,351	88,463	2,159,234	3,609,439	5,768,673
Kimberly-Clark Corp.	8,330	24,032	32,362	870,152	2,510,383	3,380,535
Procter & Gamble Co.	52,511	254,201	306,712	4,274,920	20,694,503	24,969,423

				7,490,475	27,567,907	35,058,382

Personal Products (0.2%)
Avon Products, Inc.	6,764	266,835	273,599	116,476	4,594,899	4,711,375
Estee Lauder Cos., Inc., Class A	3,993	16,122	20,115	300,753	1,214,309	1,515,062

				417,229	5,809,208	6,226,437

Tobacco (0.7%)
Altria Group, Inc.	31,171	125,951	157,122	1,196,655	4,835,259	6,031,914
Lorillard, Inc.	5,721	23,193	28,914	289,940	1,175,421	1,465,361
Philip Morris International, Inc.	37,757	100,899	138,656	3,289,767	8,791,330	12,081,097
Reynolds American, Inc.	4,858	19,736	24,594	242,852	986,603	1,229,455

				5,019,214	15,788,613	20,807,827

Total Consumer Staples				44,508,909	130,013,254	174,522,163

Energy (8.0%)
Energy Equipment & Services (1.8%)
Baker Hughes, Inc.	6,894	27,908	34,802	380,962	1,542,196	1,923,158
Cameron International Corp.*	3,673	14,976	18,649	218,654	891,521	1,110,175
Diamond Offshore Drilling, Inc.	1,044	4,373	5,417	59,424	248,911	308,335
Dresser-Rand Group, Inc.*	61,400	—	61,400	3,661,282	—	3,661,282
Ensco plc, Class A	3,621	87,122	90,743	207,049	4,981,636	5,188,685
FMC Technologies, Inc.*	3,693	14,895	18,588	192,812	777,668	970,480

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Frank’s International N.V	67,906	—	67,906	1,833,462	—	1,833,462
Halliburton Co.	29,471	303,459	332,930	1,495,653	15,400,544	16,896,197
Helmerich & Payne, Inc.	1,700	6,748	8,448	142,936	567,372	710,308
Nabors Industries Ltd.	3,996	16,341	20,337	67,892	277,634	345,526
National Oilwell Varco, Inc.	6,683	26,958	33,641	531,499	2,143,970	2,675,469
Noble Corp. plc	3,948	15,952	19,900	147,932	597,722	745,654
Rowan Cos., plc, Class A*	1,927	7,816	9,743	68,139	276,374	344,513
Schlumberger Ltd.	20,539	152,767	173,306	1,850,769	13,765,834	15,616,603
Transocean Ltd.	5,219	21,341	26,560	257,923	1,054,672	1,312,595

				11,116,388	42,526,054	53,642,442

Oil, Gas & Consumable Fuels (6.2%)
Anadarko Petroleum Corp.	7,888	31,692	39,580	625,676	2,513,809	3,139,485
Antero Resources Corp.*	25,900	—	25,900	1,643,096	—	1,643,096
Apache Corp.	6,202	25,140	31,342	533,000	2,160,532	2,693,532
Bankers Petroleum Ltd.*	266,381	—	266,381	1,095,867	—	1,095,867
Cabot Oil & Gas Corp.	6,522	26,516	33,038	252,793	1,027,760	1,280,553
Cenovus Energy, Inc.	—	170,551	170,551	—	4,886,286	4,886,286
Chesapeake Energy Corp.	7,828	31,824	39,652	212,452	863,703	1,076,155
Chevron Corp.	62,332	246,688	309,020	7,785,890	30,813,798	38,599,688
Cobalt International Energy, Inc.*	—	106,624	106,624	—	1,753,965	1,753,965
ConocoPhillips Co.	19,086	77,151	96,237	1,348,426	5,450,718	6,799,144
CONSOL Energy, Inc.	3,552	14,411	17,963	135,118	548,194	683,312
Denbury Resources, Inc.*	5,725	23,076	28,801	94,062	379,139	473,201
Devon Energy Corp.	5,961	24,031	29,992	368,807	1,486,798	1,855,605
Enbridge, Inc.	—	61,000	61,000	—	2,664,480	2,664,480
Encana Corp.	—	149,400	149,400	—	2,696,670	2,696,670
EOG Resources, Inc.	4,275	17,190	21,465	717,516	2,885,170	3,602,686
EQT Corp.	2,328	9,489	11,817	209,008	851,922	1,060,930
Exxon Mobil Corp.#	75,886	395,420	471,306	7,679,663	40,016,504	47,696,167
Hess Corp.	18,176	17,910	36,086	1,508,608	1,486,530	2,995,138
HollyFrontier Corp.	66,500	—	66,500	3,304,385	—	3,304,385
INPEX Corp.	133,600	—	133,600	1,710,121	—	1,710,121
Kinder Morgan, Inc.	10,431	42,395	52,826	375,516	1,526,220	1,901,736
Marathon Oil Corp.	10,819	218,165	228,984	381,911	7,701,225	8,083,136
Marathon Petroleum Corp.	14,659	18,955	33,614	1,344,670	1,738,742	3,083,412

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Murphy Oil Corp.	2,690	11,065	13,755	174,527	717,897	892,424
Newfield Exploration Co.*	2,087	8,561	10,648	51,403	210,857	262,260
Noble Energy, Inc.	5,559	126,776	132,335	378,623	8,634,713	9,013,336
Occidental Petroleum Corp.	22,905	50,761	73,666	2,178,265	4,827,371	7,005,636
Pacific Rubiales Energy Corp.	44,021	—	44,021	760,033	—	760,033
Peabody Energy Corp.	4,194	16,979	21,173	81,909	331,600	413,509
Phillips 66	12,204	37,754	49,958	941,294	2,911,966	3,853,260
Pioneer Natural Resources Co.	2,227	8,982	11,209	409,924	1,653,317	2,063,241
QEP Resources, Inc.	2,787	11,282	14,069	85,422	345,793	431,215
Range Resources Corp.	2,589	10,289	12,878	218,279	867,466	1,085,745
Southwestern Energy Co.*	5,479	119,429	124,908	215,489	4,697,143	4,912,632
Spectra Energy Corp.	10,416	42,190	52,606	371,018	1,502,808	1,873,826
Tesoro Corp.	2,068	8,361	10,429	120,978	489,119	610,097
Total S.A.	72,122	—	72,122	4,418,188	—	4,418,188
Valero Energy Corp.	25,810	33,975	59,785	1,300,824	1,712,340	3,013,164
Williams Cos., Inc.	10,634	43,034	53,668	410,153	1,659,821	2,069,974
WPX Energy, Inc.*	3,051	12,633	15,684	62,179	257,461	319,640

				43,505,093	144,271,837	187,776,930

Total Energy				54,621,481	186,797,891	241,419,372

Financials (12.1%)
Capital Markets (1.5%)
Ameriprise Financial, Inc.	3,092	12,249	15,341	355,735	1,409,247	1,764,982
Bank of New York Mellon Corp.	17,905	72,324	90,229	625,601	2,527,001	3,152,602
BlackRock, Inc.	1,977	21,856	23,833	625,661	6,916,768	7,542,429
Blackstone Group LP	29,865	—	29,865	940,747	—	940,747
Charles Schwab Corp.	18,040	73,074	91,114	469,040	1,899,924	2,368,964
E*TRADE Financial Corp.*	17,002	18,073	35,075	333,919	354,954	688,873
Franklin Resources, Inc.	6,304	25,422	31,726	363,930	1,467,612	1,831,542
Goldman Sachs Group, Inc.	8,630	75,586	84,216	1,529,754	13,398,374	14,928,128
Invesco Ltd.	6,824	27,909	34,733	248,394	1,015,888	1,264,282
Legg Mason, Inc.	1,647	6,679	8,326	71,611	290,403	362,014
Morgan Stanley	21,555	87,245	108,800	675,965	2,736,003	3,411,968
Northern Trust Corp.	3,472	14,143	17,615	214,882	875,310	1,090,192

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
State Street Corp.	9,054	27,644	36,698	664,473	2,028,793	2,693,266
T. Rowe Price Group, Inc.	4,034	16,432	20,466	337,928	1,376,509	1,714,437

				7,457,640	36,296,786	43,754,426

Commercial Banks (1.8%)
BB&T Corp.	10,958	138,027	148,985	408,952	5,151,168	5,560,120
CIT Group, Inc.	13,900	—	13,900	724,607	—	724,607
Comerica, Inc.	2,870	11,513	14,383	136,440	547,328	683,768
Fifth Third Bancorp	13,710	55,586	69,296	288,321	1,168,974	1,457,295
First Republic Bank/California	47,700	—	47,700	2,497,095	—	2,497,095
Huntington Bancshares, Inc./Ohio	12,947	52,275	65,222	124,938	504,454	629,392
KeyCorp.	13,912	56,450	70,362	186,699	757,559	944,258
M&T Bank Corp.	2,047	8,199	10,246	238,312	954,528	1,192,840
PNC Financial Services Group, Inc.	8,339	136,011	144,350	646,940	10,551,733	11,198,673
Regions Financial Corp.	21,437	86,727	108,164	212,012	857,730	1,069,742
SunTrust Banks, Inc.	8,269	33,703	41,972	304,382	1,240,607	1,544,989
U.S. Bancorp/Minnesota	32,604	115,011	147,615	1,317,201	4,646,444	5,963,645
Wells Fargo & Co.	104,009	376,281	480,290	4,722,009	17,083,157	21,805,166
Zions Bancorp	2,810	11,617	14,427	84,188	348,045	432,233

				11,892,096	43,811,727	55,703,823

Consumer Finance (0.8%)
American Express Co.	31,558	58,018	89,576	2,863,257	5,263,973	8,127,230
Capital One Financial Corp.	20,192	142,357	162,549	1,546,909	10,905,970	12,452,879
Discover Financial Services	19,348	30,162	49,510	1,082,521	1,687,564	2,770,085
SLM Corp.	6,726	27,464	34,190	176,759	721,754	898,513

				5,669,446	18,579,261	24,248,707

Diversified Financial Services (3.1%)
Bank of America Corp.	254,179	1,176,019	1,430,198	3,957,567	18,310,616	22,268,183
Citigroup, Inc.	73,967	334,408	408,375	3,854,420	17,426,001	21,280,421
CME Group, Inc./Illinois	4,937	70,214	75,151	387,357	5,508,990	5,896,347
ING US, Inc.	4,700	—	4,700	165,205	—	165,205
IntercontinentalExchange Group, Inc.	1,866	28,945	30,811	419,701	6,510,309	6,930,010
JPMorgan Chase & Co.	160,330	411,814	572,144	9,376,099	24,082,883	33,458,982

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Leucadia National Corp.	4,851	19,734	24,585	137,477	559,262	696,739
McGraw Hill Financial, Inc.	5,435	17,051	22,486	425,017	1,333,388	1,758,405
Moody’s Corp.	2,970	11,917	14,887	233,056	935,127	1,168,183
NASDAQ OMX Group, Inc.	1,766	7,275	9,041	70,287	289,545	359,832

				19,026,186	74,956,121	93,982,307

Insurance (3.4%)
ACE Ltd.	5,371	142,637	148,008	556,060	14,767,209	15,323,269
Aflac, Inc.	7,226	29,349	36,575	482,697	1,960,513	2,443,210
Allstate Corp.	7,066	28,640	35,706	385,380	1,562,026	1,947,406
American Financial Group, Inc./Ohio	9,800	—	9,800	565,656	—	565,656
American International Group, Inc.	43,170	92,721	135,891	2,203,828	4,733,407	6,937,235
Aon plc	14,178	123,299	137,477	1,189,392	10,343,553	11,532,945
Assurant, Inc.	6,104	4,575	10,679	405,122	303,643	708,765
Berkshire Hathaway, Inc., Class B*	28,154	113,361	141,515	3,337,938	13,440,080	16,778,018
Chubb Corp.	12,294	15,852	28,146	1,187,969	1,531,779	2,719,748
Cincinnati Financial Corp.	2,248	9,281	11,529	117,728	486,046	603,774
Everest Reinsurance Group Ltd.	1,100	—	1,100	171,457	—	171,457
Genworth Financial, Inc., Class A*	42,547	31,109	73,656	660,755	483,123	1,143,878
Hartford Financial Services Group, Inc.	130,271	28,149	158,420	4,719,718	1,019,838	5,739,556
Lincoln National Corp.	17,755	16,517	34,272	916,513	852,607	1,769,120
Loews Corp.	4,717	19,257	23,974	227,548	928,958	1,156,506
Marsh & McLennan Cos., Inc.	8,530	161,102	169,632	412,511	7,790,893	8,203,404
MetLife, Inc.	123,414	70,597	194,011	6,654,483	3,806,590	10,461,073
PartnerReinsurance Ltd.	6,904	—	6,904	727,889	—	727,889
Principal Financial Group, Inc.	4,255	17,235	21,490	209,814	849,858	1,059,672
Progressive Corp.	8,571	151,775	160,346	233,731	4,138,904	4,372,635
Prudential Financial, Inc.	7,226	29,156	36,382	666,382	2,688,766	3,355,148
Torchmark Corp.	1,445	5,691	7,136	112,927	444,752	557,679
Travelers Cos., Inc.	7,748	22,925	30,673	701,504	2,075,629	2,777,133
Unum Group	4,035	16,440	20,475	141,548	576,715	718,263
XL Group plc	4,337	17,802	22,139	138,090	566,816	704,906

				27,126,640	75,351,705	102,478,345

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Real Estate Investment Trusts (REITs) (1.4%)
American Tower Corp. (REIT)	6,202	238,643	244,845	495,044	19,048,484	19,543,528
Apartment Investment & Management Co. (REIT), Class A	2,248	9,179	11,427	58,246	237,828	296,074
AvalonBay Communities, Inc. (REIT)	1,925	7,659	9,584	227,593	905,524	1,133,117
Boston Properties, Inc. (REIT)	2,428	9,628	12,056	243,698	966,362	1,210,060
Equity Residential (REIT)	5,256	21,104	26,360	272,629	1,094,665	1,367,294
General Growth Properties, Inc. (REIT)	8,394	33,843	42,237	168,468	679,229	847,697
HCP, Inc. (REIT)	7,064	28,728	35,792	256,564	1,043,401	1,299,965
Health Care REIT, Inc. (REIT)	4,532	18,180	22,712	242,779	973,903	1,216,682
Host Hotels & Resorts, Inc. (REIT)	11,726	47,630	59,356	227,953	925,927	1,153,880
Kimco Realty Corp. (REIT)	6,362	25,788	32,150	125,650	509,313	634,963
Macerich Co. (REIT)	2,152	8,846	10,998	126,731	520,941	647,672
Plum Creek Timber Co., Inc. (REIT)	2,689	11,142	13,831	125,065	518,214	643,279
Prologis, Inc. (REIT)	7,703	31,401	39,104	284,626	1,160,267	1,444,893
Public Storage (REIT)	2,248	9,101	11,349	338,369	1,369,883	1,708,252
Simon Property Group, Inc. (REIT)	4,844	19,542	24,386	737,063	2,973,511	3,710,574
Ventas, Inc. (REIT)	4,583	18,516	23,099	262,514	1,060,596	1,323,110
Vornado Realty Trust (REIT)	2,724	10,952	13,676	241,864	972,428	1,214,292
Weyerhaeuser Co. (REIT)	9,087	36,692	45,779	286,877	1,158,366	1,445,243

				4,721,733	36,118,842	40,840,575

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	4,256	17,520	21,776	111,933	460,776	572,709

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Thrifts & Mortgage Finance (0.1%)
Essent Group Ltd.*	69,846	—	69,846	1,680,495	—	1,680,495
Hudson City Bancorp, Inc.	7,406	29,921	37,327	69,839	282,155	351,994
People’s United Financial, Inc.	4,879	19,996	24,875	73,770	302,340	376,110

				1,824,104	584,495	2,408,599

Total Financials				77,829,778	286,159,713	363,989,491

Health Care (10.3%)
Biotechnology (2.7%)
Alexion Pharmaceuticals, Inc.*	3,035	12,346	15,381	403,837	1,642,759	2,046,596
Amgen, Inc.	11,826	47,491	59,317	1,350,056	5,421,573	6,771,629
Biogen Idec, Inc.*	3,693	14,875	18,568	1,033,117	4,161,281	5,194,398
Celgene Corp.*	29,289	25,950	55,239	4,948,669	4,384,512	9,333,181
Gilead Sciences, Inc.*	166,259	434,996	601,255	12,494,364	32,689,949	45,184,313
Regeneron Pharmaceuticals, Inc.*	1,287	4,946	6,233	354,234	1,361,337	1,715,571
Seattle Genetics, Inc.*	—	223,127	223,127	—	8,900,536	8,900,536
Vertex Pharmaceuticals, Inc.*	18,972	14,722	33,694	1,409,620	1,093,845	2,503,465

				21,993,897	59,655,792	81,649,689

Health Care Equipment & Supplies (1.4%)
Abbott Laboratories	24,126	97,369	121,495	924,750	3,732,154	4,656,904
Baxter International, Inc.	8,510	152,824	161,334	591,871	10,628,909	11,220,780
Becton, Dickinson and Co.	3,031	12,221	15,252	334,895	1,350,298	1,685,193
Boston Scientific Corp.*	20,817	84,066	104,883	250,220	1,010,473	1,260,693
C.R. Bard, Inc.	1,204	4,903	6,107	161,264	656,708	817,972
CareFusion Corp.*	3,212	13,303	16,515	127,902	529,726	657,628
Covidien plc	9,395	103,661	113,056	639,799	7,059,314	7,699,113
DENTSPLY International, Inc.	2,168	8,978	11,146	105,105	435,254	540,359
Edwards Lifesciences Corp.*	1,697	6,886	8,583	111,595	452,823	564,418
Intuitive Surgical, Inc.*	642	2,396	3,038	246,579	920,256	1,166,835
Medtronic, Inc.	32,616	62,870	95,486	1,871,832	3,608,109	5,479,941
St. Jude Medical, Inc.	4,517	18,378	22,895	279,828	1,138,517	1,418,345
Stryker Corp.	4,596	18,585	23,181	345,343	1,396,477	1,741,820

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Varian Medical Systems, Inc.*	1,686	6,654	8,340	130,985	516,949	647,934
Zimmer Holdings, Inc.	2,630	10,768	13,398	245,090	1,003,470	1,248,560

				6,367,058	34,439,437	40,806,495

Health Care Providers & Services (1.5%)
Aetna, Inc.	15,149	23,140	38,289	1,039,070	1,587,173	2,626,243
AmerisourceBergen Corp.	3,554	14,483	18,037	249,882	1,018,300	1,268,182
Cardinal Health, Inc.	5,299	21,506	26,805	354,026	1,436,816	1,790,842
Centene Corp.*	—	50,730	50,730	—	2,990,533	2,990,533
Cigna Corp.	4,316	17,405	21,721	377,564	1,522,589	1,900,153
DaVita HealthCare Partners, Inc.*	2,730	11,114	13,844	173,000	704,294	877,294
Express Scripts Holding Co.*	122,824	116,851	239,675	8,627,158	8,207,614	16,834,772
Health Net, Inc.*	7,788	—	7,788	231,070	—	231,070
Humana, Inc.	2,489	9,816	12,305	256,914	1,013,208	1,270,122
Laboratory Corp. of America Holdings*	1,325	5,501	6,826	121,065	502,626	623,691
McKesson Corp.	3,593	14,467	18,060	579,910	2,334,974	2,914,884
Molina Healthcare, Inc.*	—	100,308	100,308	—	3,485,703	3,485,703
Patterson Cos., Inc.	1,285	5,244	6,529	52,942	216,053	268,995
Quest Diagnostics, Inc.	2,289	9,154	11,443	122,553	490,105	612,658
Tenet Healthcare Corp.*	1,506	6,242	7,748	63,433	262,913	326,346
UnitedHealth Group, Inc.	15,676	63,400	79,076	1,180,403	4,774,020	5,954,423
WellPoint, Inc.	5,958	18,602	24,560	550,460	1,718,639	2,269,099

				13,979,450	32,265,560	46,245,010

Health Care Technology (0.3%)
Cerner Corp.*	4,612	152,541	157,153	257,073	8,502,635	8,759,708

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	5,179	20,828	26,007	296,187	1,191,153	1,487,340
Life Technologies Corp.*	2,730	10,870	13,600	206,934	823,946	1,030,880
PerkinElmer, Inc.	1,666	7,078	8,744	68,689	291,826	360,515
Thermo Fisher Scientific, Inc.	60,078	22,756	82,834	6,689,685	2,533,881	9,223,566
Waters Corp.*	1,365	5,358	6,723	136,500	535,800	672,300

				7,397,995	5,376,606	12,774,601

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Pharmaceuticals (3.9%)
AbbVie, Inc.	24,826	100,190	125,016	1,311,061	5,291,034	6,602,095
Actavis plc*	2,717	10,961	13,678	456,456	1,841,448	2,297,904
Allergan, Inc.	18,271	18,712	36,983	2,029,543	2,078,529	4,108,072
Bristol-Myers Squibb Co.	51,987	311,647	363,634	2,763,109	16,564,038	19,327,147
Eli Lilly and Co.	15,416	62,435	77,851	786,216	3,184,185	3,970,401
Forest Laboratories, Inc.*	3,713	14,931	18,644	222,891	896,308	1,119,199
GlaxoSmithKline plc (ADR)	12,800	—	12,800	683,392	—	683,392
Hospira, Inc.*	2,589	10,440	13,029	106,874	430,963	537,837
Johnson & Johnson	60,411	177,687	238,098	5,533,044	16,274,352	21,807,396
Merck & Co., Inc.	59,769	184,013	243,782	2,991,438	9,209,851	12,201,289
Mylan, Inc.*	5,962	24,105	30,067	258,751	1,046,157	1,304,908
Perrigo Co. plc	1,990	8,378	10,368	305,385	1,285,688	1,591,073
Pfizer, Inc.	160,703	849,302	1,010,005	4,922,333	26,014,120	30,936,453
Roche Holding AG (ADR)	7,065	—	7,065	495,963	—	495,963
Roche Holding AG	11,303	—	11,303	3,157,567	—	3,157,567
Valeant Pharmaceuticals International, Inc.*	20,695	—	20,695	2,429,593	—	2,429,593
Zoetis, Inc.	162,154	31,481	193,635	5,300,814	1,029,114	6,329,928

				33,754,430	85,145,787	118,900,217

Total Health Care				83,749,903	225,385,817	309,135,720

Industrials (9.0%)
Aerospace & Defense (2.5%)
B/E Aerospace, Inc.*	—	70,036	70,036	—	6,095,233	6,095,233
Boeing Co.	32,586	159,023	191,609	4,447,663	21,705,049	26,152,712
General Dynamics Corp.	5,238	21,072	26,310	500,491	2,013,430	2,513,921
Hexcel Corp.*	—	153,025	153,025	—	6,838,687	6,838,687
Honeywell International, Inc.	12,223	122,826	135,049	1,116,815	11,222,612	12,339,427
L-3 Communications Holdings, Inc.	1,425	5,579	7,004	152,275	596,172	748,447
Lockheed Martin Corp.	4,275	16,943	21,218	635,521	2,518,746	3,154,267
Northrop Grumman Corp.	4,739	13,978	18,717	543,137	1,602,019	2,145,156
Precision Castparts Corp.	7,135	9,147	16,282	1,921,455	2,463,287	4,384,742
Raytheon Co.	5,038	20,117	25,155	456,947	1,824,612	2,281,559
Rockwell Collins, Inc.	2,068	8,506	10,574	152,867	628,763	781,630

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Textron, Inc.	4,335	17,698	22,033	159,355	650,578	809,933
United Technologies Corp.	13,206	53,162	66,368	1,502,843	6,049,836	7,552,679

				11,589,369	64,209,024	75,798,393

Air Freight & Logistics (0.4%)
C.H. Robinson Worldwide, Inc.	2,389	9,545	11,934	139,374	556,856	696,230
Expeditors International of Washington, Inc.	3,211	12,941	16,152	142,087	572,639	714,726
FedEx Corp.	4,696	18,743	23,439	675,144	2,694,681	3,369,825
United Parcel Service, Inc., Class B.	11,159	45,016	56,175	1,172,588	4,730,281	5,902,869

				2,129,193	8,554,457	10,683,650

Airlines (0.2%)
American Airlines Group, Inc.*	104,000	—	104,000	2,626,000	—	2,626,000
Delta Air Lines, Inc.	23,731	53,871	77,602	651,891	1,479,836	2,131,727
Southwest Airlines Co.	10,881	43,863	54,744	204,998	826,379	1,031,377

				3,482,889	2,306,215	5,789,104

Building Products (0.0%)
Allegion plc*	1,372	5,619	6,991	60,629	248,289	308,918
Masco Corp.	5,559	22,469	28,028	126,578	511,619	638,197

				187,207	759,908	947,115

Commercial Services & Supplies (0.8%)
ADT Corp.	84,375	12,588	96,963	3,414,656	509,436	3,924,092
ARAMARK Holdings Corp.*	112,732	—	112,732	2,955,833	—	2,955,833
Cintas Corp.	1,546	6,337	7,883	92,126	377,622	469,748
Covanta Holding Corp.	110,700	—	110,700	1,964,925	—	1,964,925
Iron Mountain, Inc.	2,591	180,344	182,935	78,637	5,473,441	5,552,078
Pitney Bowes, Inc.	3,091	12,709	15,800	72,021	296,120	368,141
Republic Services, Inc.	4,176	17,000	21,176	138,643	564,400	703,043
Stericycle, Inc.*	1,325	5,395	6,720	153,925	626,737	780,662
Tyco International Ltd.	7,261	29,304	36,565	297,992	1,202,636	1,500,628
Waste Connections, Inc.	—	102,263	102,263	—	4,461,735	4,461,735
Waste Management, Inc.	6,744	27,474	34,218	302,603	1,232,758	1,535,361

				9,471,361	14,744,885	24,216,246

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Construction & Engineering (0.1%)
Fluor Corp.	2,569	10,284	12,853	206,265	825,703	1,031,968
Jacobs Engineering Group, Inc.*	2,007	8,290	10,297	126,421	522,187	648,608
Quanta Services, Inc.*	3,292	13,595	16,887	103,896	429,058	532,954

				436,582	1,776,948	2,213,530

Electrical Equipment (0.9%)
AMETEK, Inc.	3,787	15,409	19,196	199,461	811,592	1,011,053
Eaton Corp. plc	7,446	169,149	176,595	566,790	12,875,622	13,442,412
Emerson Electric Co.	10,940	44,330	55,270	767,769	3,111,080	3,878,849
Polypore International, Inc.*	—	138,819	138,819	—	5,400,059	5,400,059
Rockwell Automation, Inc.	2,168	8,731	10,899	256,171	1,031,655	1,287,826
Roper Industries, Inc.	1,525	6,252	7,777	211,487	867,027	1,078,514

				2,001,678	24,097,035	26,098,713

Industrial Conglomerates (1.9%)
3M Co.	11,375	40,279	51,654	1,595,344	5,649,130	7,244,474
Danaher Corp.	9,372	127,789	137,161	723,518	9,865,311	10,588,829
General Electric Co.	209,942	1,145,617	1,355,559	5,884,674	32,111,644	37,996,318

				8,203,536	47,626,085	55,829,621

Machinery (1.1%)
Caterpillar, Inc.	9,916	77,485	87,401	900,472	7,036,413	7,936,885
Cummins, Inc.	2,730	10,972	13,702	384,848	1,546,723	1,931,571
Deere & Co.	6,002	24,108	30,110	548,163	2,201,784	2,749,947
Dover Corp.	2,710	10,726	13,436	261,623	1,035,488	1,297,111
Flowserve Corp.	2,209	8,780	10,989	174,136	692,127	866,263
IDEX Corp.	—	64,737	64,737	—	4,780,827	4,780,827
Illinois Tool Works, Inc.	17,372	25,713	43,085	1,460,638	2,161,949	3,622,587
Ingersoll-Rand plc	5,581	16,868	22,449	343,790	1,039,069	1,382,859
Joy Global, Inc.	1,615	6,688	8,303	94,461	391,181	485,642
PACCAR, Inc.	5,559	22,295	27,854	328,926	1,319,195	1,648,121
Pall Corp.	1,766	6,974	8,740	150,728	595,231	745,959
Parker Hannifin Corp.	3,091	9,396	12,487	397,626	1,208,701	1,606,327
Pentair Ltd. (Registered)	3,149	12,550	15,699	244,583	974,759	1,219,342
Snap-on, Inc.	883	3,660	4,543	96,706	400,843	497,549
Stanley Black & Decker, Inc.	2,431	9,772	12,203	196,157	788,503	984,660
Xylem, Inc.	2,810	11,611	14,421	97,226	401,741	498,967

				5,680,083	26,574,534	32,254,617

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Professional Services (0.5%)
Dun & Bradstreet Corp.	623	2,401	3,024	76,473	294,722	371,195
Equifax, Inc.	1,847	7,664	9,511	127,609	529,506	657,115
Nielsen Holdings N.V.	45,274	150,035	195,309	2,077,624	6,885,106	8,962,730
Robert Half International, Inc.	2,128	8,722	10,850	89,355	366,237	455,592
Towers Watson & Co., Class A	—	44,700	44,700	—	5,704,167	5,704,167

				2,371,061	13,779,738	16,150,799

Road & Rail (0.6%)
CSX Corp.	15,757	63,830	79,587	453,329	1,836,389	2,289,718
Kansas City Southern	1,710	6,938	8,648	211,749	859,133	1,070,882
Norfolk Southern Corp.	4,878	39,836	44,714	452,825	3,697,976	4,150,801
Ryder System, Inc.	803	3,312	4,115	59,245	244,359	303,604
Union Pacific Corp.	24,543	29,004	53,547	4,123,224	4,872,672	8,995,896

				5,300,372	11,510,529	16,810,901

Trading Companies & Distributors (0.1%)
Fastenal Co.	4,275	17,187	21,462	203,105	816,554	1,019,659
Fly Leasing Ltd. (ADR)	69,588	—	69,588	1,118,279	—	1,118,279
W.W. Grainger, Inc.	963	3,890	4,853	245,970	993,584	1,239,554

				1,567,354	1,810,138	3,377,492

Total Industrials				52,420,685	217,749,496	270,170,181

Information Technology (13.7%)
Communications Equipment (1.0%)
Cisco Systems, Inc.	105,970	578,259	684,229	2,379,027	12,981,915	15,360,942
F5 Networks, Inc.*	1,204	4,884	6,088	109,395	443,760	553,155
Harris Corp.	10,666	6,727	17,393	744,593	469,612	1,214,205
Juniper Networks, Inc.*	7,809	31,791	39,600	176,249	717,523	893,772
Motorola Solutions, Inc.	3,592	14,497	18,089	242,460	978,547	1,221,007
QUALCOMM, Inc.	49,355	106,394	155,749	3,664,609	7,899,754	11,564,363

				7,316,333	23,491,111	30,807,444

Computers & Peripherals (2.8%)
Apple, Inc.	33,580	82,112	115,692	18,842,074	46,073,864	64,915,938
EMC Corp.	32,115	129,588	161,703	807,692	3,259,138	4,066,830
Hewlett-Packard Co.	74,624	121,024	195,648	2,087,979	3,386,252	5,474,231

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
NetApp, Inc.	5,320	21,457	26,777	218,865	882,741	1,101,606
SanDisk Corp.	3,493	14,222	17,715	246,396	1,003,220	1,249,616
Seagate Technology plc	5,119	20,540	25,659	287,483	1,153,526	1,441,009
Western Digital Corp.	3,252	80,083	83,335	272,843	6,718,964	6,991,807

				22,763,332	62,477,705	85,241,037

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	33,777	9,965	43,742	3,012,233	888,679	3,900,912
Arrow Electronics, Inc.*	8,189	—	8,189	444,253	—	444,253
CDW Corp.	85,000	—	85,000	1,985,600	—	1,985,600
Corning, Inc.	22,541	91,127	113,668	401,681	1,623,883	2,025,564
FLIR Systems, Inc.	2,128	8,912	11,040	64,053	268,251	332,304
Jabil Circuit, Inc.	2,790	200,413	203,203	48,658	3,495,203	3,543,861
TE Connectivity Ltd.	60,659	25,839	86,498	3,342,917	1,423,987	4,766,904

				9,299,395	7,700,003	16,999,398

Internet Software & Services (2.5%)
Akamai Technologies, Inc.*	2,730	11,272	14,002	128,801	531,813	660,614
eBay, Inc.*	38,893	73,373	112,266	2,134,837	4,027,444	6,162,281
Facebook, Inc., Class A*	74,877	103,583	178,460	4,092,777	5,661,847	9,754,624
Google, Inc., Class A*	13,193	23,812	37,005	14,785,527	26,686,346	41,471,873
Marin Software, Inc.*	40,500	—	40,500	414,720	—	414,720
Twitter, Inc.*	—	21,500	21,500	—	1,368,475	1,368,475
VeriSign, Inc.*	74,324	157,382	231,706	4,443,089	9,408,296	13,851,385
Yahoo!, Inc.*	14,737	59,409	74,146	595,964	2,402,500	2,998,464

				26,595,715	50,086,721	76,682,436

IT Services (2.1%)
Accenture plc, Class A	9,911	66,486	76,397	814,882	5,466,479	6,281,361
Alliance Data Systems Corp.*	800	3,068	3,868	210,344	806,669	1,017,013
Amdocs Ltd.	9,072	—	9,072	374,129	—	374,129
Automatic Data Processing, Inc.	7,566	30,316	37,882	611,409	2,449,836	3,061,245
Cognizant Technology Solutions Corp., Class A*	4,756	19,051	23,807	480,261	1,923,770	2,404,031
Computer Sciences Corp.	2,228	9,266	11,494	124,501	517,784	642,285
Fidelity National Information Services, Inc.	4,554	18,330	22,884	244,459	983,955	1,228,414
Fiserv, Inc.*	4,174	16,245	20,419	246,475	959,267	1,205,742

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
International Business Machines Corp.	19,351	64,281	83,632	3,629,667	12,057,187	15,686,854
Jack Henry & Associates, Inc.	—	67,659	67,659	—	4,006,089	4,006,089
MasterCard, Inc., Class A	4,999	6,520	11,519	4,176,465	5,447,199	9,623,664
Paychex, Inc.	5,078	20,463	25,541	231,201	931,681	1,162,882
Teradata Corp.*	2,549	10,284	12,833	115,954	467,819	583,773
Total System Services, Inc.	2,589	10,509	13,098	86,162	349,740	435,902
Visa, Inc., Class A	7,993	62,118	70,111	1,779,881	13,832,436	15,612,317
Western Union Co.	8,613	34,763	43,376	148,574	599,662	748,236

				13,274,364	50,799,573	64,073,937

Office Electronics (0.1%)
Xerox Corp.	84,115	72,858	156,973	1,023,680	886,682	1,910,362

Semiconductors & Semiconductor Equipment (1.9%)
Altera Corp.	4,997	20,224	25,221	162,552	657,887	820,439
Analog Devices, Inc.	4,876	19,584	24,460	248,335	997,413	1,245,748
Applied Materials, Inc.	52,107	75,821	127,928	921,773	1,341,273	2,263,046
ARM Holdings plc (ADR)	28,642	—	28,642	1,567,863	—	1,567,863
ASML Holding N.V.	—	46,941	46,941	—	4,398,372	4,398,372
Avago Technologies Ltd.	—	80,900	80,900	—	4,278,801	4,278,801
Broadcom Corp., Class A	8,348	272,820	281,168	247,518	8,089,113	8,336,631
First Solar, Inc.*	1,083	4,446	5,529	59,175	242,929	302,104
Intel Corp.	77,622	313,055	390,677	2,015,067	8,126,908	10,141,975
KLA-Tencor Corp.	2,569	10,495	13,064	165,598	676,508	842,106
Lam Research Corp.*	4,812	10,222	15,034	262,013	556,588	818,601
Linear Technology Corp.	3,632	14,747	18,379	165,438	671,726	837,164
LSI Corp.	8,490	34,294	42,784	93,560	377,920	471,480
Microchip Technology, Inc.	3,070	12,493	15,563	137,382	559,062	696,444
Micron Technology, Inc.*	30,836	66,244	97,080	670,991	1,441,469	2,112,460
NVIDIA Corp.	8,954	36,421	45,375	143,443	583,464	726,907
ON Semiconductor Corp.*	—	472,254	472,254	—	3,891,373	3,891,373
Texas Instruments, Inc.	17,082	239,715	256,797	750,071	10,525,886	11,275,957
Xilinx, Inc.	4,114	16,898	21,012	188,915	775,956	964,871

				7,799,694	48,192,648	55,992,342

Software (2.6%)
Activision Blizzard, Inc.	194,206	—	194,206	3,462,693	—	3,462,693
Adobe Systems, Inc.*	7,247	29,274	36,521	433,951	1,752,927	2,186,878
Autodesk, Inc.*	3,452	14,208	17,660	173,739	715,089	888,828
CA, Inc.	4,999	20,454	25,453	168,216	688,277	856,493

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Citrix Systems, Inc.*	2,890	11,734	14,624	182,793	742,176	924,969
Electronic Arts, Inc.*	35,797	19,468	55,265	821,183	446,596	1,267,779
Intuit, Inc.	33,448	17,936	51,384	2,552,751	1,368,876	3,921,627
Microsoft Corp.	217,747	478,418	696,165	8,150,270	17,907,186	26,057,456
Oracle Corp.	76,008	691,209	767,217	2,908,066	26,445,656	29,353,722
Red Hat, Inc.*	2,970	11,929	14,899	166,439	668,501	834,940
Salesforce.com, Inc.*	8,628	34,938	43,566	476,179	1,928,228	2,404,407
Symantec Corp.	17,938	228,573	246,511	422,978	5,389,751	5,812,729
Workday, Inc., Class A*	—	22,602	22,602	—	1,879,582	1,879,582

				19,919,258	59,932,845	79,852,103

Total Information Technology				107,991,771	303,567,288	411,559,059

Materials (2.8%)
Chemicals (2.1%)
Air Products and Chemicals, Inc.	3,292	29,327	32,619	367,980	3,278,172	3,646,152
Airgas, Inc.	1,024	4,180	5,204	114,534	467,533	582,067
CF Industries Holdings, Inc.	963	3,608	4,571	224,418	840,808	1,065,226
Dow Chemical Co.	18,946	76,378	95,324	841,202	3,391,183	4,232,385
E.I. du Pont de Nemours & Co.	46,939	58,320	105,259	3,049,627	3,789,051	6,838,678
Eastman Chemical Co.	2,428	9,690	12,118	195,940	781,983	977,923
Ecolab, Inc.	4,262	17,075	21,337	444,399	1,780,410	2,224,809
FMC Corp.	2,087	8,390	10,477	157,485	633,109	790,594
International Flavors & Fragrances, Inc.	1,285	5,130	6,415	110,484	441,077	551,561
LyondellBasell Industries N.V., Class A.	70,474	94,505	164,979	5,657,653	7,586,862	13,244,515
Monsanto Co.	8,269	128,659	136,928	963,752	14,995,207	15,958,959
Mosaic Co.	5,255	81,206	86,461	248,404	3,838,608	4,087,012
PPG Industries, Inc.	2,209	8,943	11,152	418,959	1,696,129	2,115,088
Praxair, Inc.	4,656	18,536	23,192	605,420	2,410,236	3,015,656
Sherwin-Williams Co.	1,365	5,423	6,788	250,477	995,121	1,245,598
Sigma-Aldrich Corp.	1,847	7,533	9,380	173,636	708,177	881,813
Syngenta AG (ADR)	10,094	—	10,094	806,914	—	806,914

				14,631,284	47,633,666	62,264,950

Construction Materials (0.0%)
Vulcan Materials Co.	2,007	8,182	10,189	119,256	486,174	605,430

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Containers & Packaging (0.1%)
Avery Dennison Corp.	1,466	6,079	7,545	73,579	305,105	378,684
Ball Corp.	2,209	9,103	11,312	114,117	470,261	584,378
Bemis Co., Inc.	1,525	6,476	8,001	62,464	265,257	327,721
MeadWestvaco Corp.	2,749	11,195	13,944	101,521	413,431	514,952
Owens-Illinois, Inc.*	2,489	10,391	12,880	89,056	371,790	460,846
Sealed Air Corp.	3,049	12,346	15,395	103,818	420,381	524,199

				544,555	2,246,225	2,790,780

Metals & Mining (0.5%)
Alcoa, Inc.	16,658	67,334	83,992	177,075	715,761	892,836
Allegheny Technologies, Inc.	1,606	96,879	98,485	57,222	3,451,799	3,509,021
Barrick Gold Corp.	—	72,756	72,756	—	1,282,688	1,282,688
Cliffs Natural Resources, Inc.	2,368	40,524	42,892	62,065	1,062,134	1,124,199
Freeport-McMoRan Copper & Gold, Inc.	16,192	101,026	117,218	611,086	3,812,721	4,423,807
Newmont Mining Corp.	7,707	31,343	39,050	177,492	721,829	899,321
Nucor Corp.	4,997	56,145	61,142	266,740	2,997,020	3,263,760
United States Steel Corp.	2,168	9,101	11,269	63,956	268,480	332,436

				1,415,636	14,312,432	15,728,068

Paper & Forest Products (0.1%)
International Paper Co.	6,944	27,933	34,877	340,464	1,369,555	1,710,019

Total Materials				17,051,195	66,048,052	83,099,247

Telecommunication Services (1.9%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	107,147	331,763	438,910	3,767,288	11,664,787	15,432,075
CenturyLink, Inc.	9,141	75,641	84,782	291,141	2,409,166	2,700,307
Frontier Communications Corp.	15,519	62,892	78,411	72,163	292,448	364,611
Level 3 Communications, Inc.*	122,160	—	122,160	4,052,047	—	4,052,047
Verizon Communications, Inc.	44,656	276,823	321,479	2,194,396	13,603,082	15,797,478
Windstream Holdings, Inc.	9,272	37,540	46,812	73,991	299,569	373,560

				10,451,026	28,269,052	38,720,078

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
Wireless Telecommunication Services (0.6%)
China Mobile Ltd.	203,999	—	203,999	2,115,152	—	2,115,152
Crown Castle International Corp.*	5,236	21,039	26,275	384,479	1,544,894	1,929,373
SoftBank Corp.	20,685	—	20,685	1,807,065	—	1,807,065
Sprint Corp.*	160,638	—	160,638	1,726,859	—	1,726,859
Vodafone Group plc (ADR)	18,100	266,368	284,468	711,511	10,470,926	11,182,437

				6,745,066	12,015,820	18,760,886

Total Telecommunication Services				17,196,092	40,284,872	57,480,964

Utilities (1.9%)
Electric Utilities (1.1%)
American Electric Power Co., Inc.	11,566	30,683	42,249	540,595	1,434,123	1,974,718
Duke Energy Corp.	11,052	44,458	55,510	762,699	3,068,047	3,830,746
Edison International	20,558	71,713	92,271	951,835	3,320,312	4,272,147
Entergy Corp.	2,730	11,226	13,956	172,727	710,269	882,996
Exelon Corp.	67,680	226,307	293,987	1,853,755	6,198,549	8,052,304
FirstEnergy Corp.	6,523	26,331	32,854	215,129	868,396	1,083,525
ITC Holdings Corp.	16,000	—	16,000	1,533,120	—	1,533,120
NextEra Energy, Inc.	6,683	27,124	33,807	572,198	2,322,357	2,894,555
Northeast Utilities	4,833	19,838	24,671	204,871	840,933	1,045,804
Pepco Holdings, Inc.	3,832	15,729	19,561	73,306	300,896	374,202
Pinnacle West Capital Corp.	1,686	6,925	8,611	89,223	366,471	455,694
PPL Corp.	9,792	39,683	49,475	294,641	1,194,061	1,488,702
Southern Co.	13,768	55,531	69,299	566,003	2,282,879	2,848,882
Xcel Energy, Inc.	7,747	31,331	39,078	216,451	875,388	1,091,839

				8,046,553	23,782,681	31,829,234

Gas Utilities (0.1%)
AGL Resources, Inc.	1,830	7,475	9,305	86,431	353,044	439,475
Atmos Energy Corp.	9,795	—	9,795	444,889	—	444,889
ONEOK, Inc.	3,173	12,987	16,160	197,297	807,532	1,004,829

				728,617	1,160,576	1,889,193

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	EQ/Large Cap Core PLUS Combined Pro- forma Value ($) (Note 1)
Independent Power Producers & Energy Traders (0.3%)
AES Corp.	10,254	41,354	51,608	148,785	600,046	748,831
Calpine Corp.*	—	113,359	113,359	—	2,211,634	2,211,634
NRG Energy, Inc.	4,975	185,044	190,019	142,882	5,314,464	5,457,346

				291,667	8,126,144	8,417,811

Multi-Utilities (0.5%)
Ameren Corp.	3,693	15,273	18,966	133,539	552,272	685,811
CenterPoint Energy, Inc.	6,683	26,983	33,666	154,912	625,466	780,378
CMS Energy Corp.	4,094	16,742	20,836	109,596	448,183	557,779
Consolidated Edison, Inc.	4,596	18,441	23,037	254,067	1,019,419	1,273,486
Dominion Resources, Inc.	9,011	36,551	45,562	582,922	2,364,484	2,947,406
DTE Energy Co.	2,749	11,134	13,883	182,506	739,186	921,692
Integrys Energy Group, Inc.	1,204	5,021	6,225	65,510	273,193	338,703
NiSource, Inc.	4,816	19,722	24,538	158,350	648,459	806,809
PG&E Corp.	6,983	79,991	86,974	281,275	3,222,038	3,503,313
Public Service Enterprise Group, Inc.	7,888	31,850	39,738	252,732	1,020,474	1,273,206
SCANA Corp.	2,207	8,852	11,059	103,574	415,424	518,998
Sempra Energy	4,756	14,311	19,067	426,899	1,284,555	1,711,454
TECO Energy, Inc.	3,131	12,848	15,979	53,978	221,500	275,478
Wisconsin Energy Corp.	3,532	14,259	17,791	146,013	589,467	735,480

				2,905,873	13,424,120	16,329,993

Total Utilities				11,972,710	46,493,521	58,466,231

Total Common Stock (77.7%)
(Cost $1,723,005,382)				554,896,526	1,787,124,745	2,342,021,271

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity Number of Shares	EQ/Large Cap Core PLUS Number of Shares	EQ/Large Cap Core PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Core Equity Value ($) (Note 1)	EQ/Large Cap Core PLUS Value ($) (Note 1)	Combined Pro-forma Adjustment		EQ/Large Cap Core PLUS Combined Pro-forma Value ($) (Note 1)
INVESTMENT COMPANIES:
Exchange Traded Funds (4.3%)
Mutual Funds (4.3%)
iShares Core S&P 500 ETF	—	244,444	244,444	—	45,381,029			45,381,029
iShares Morningstar Large-Cap ETF	—	131,702	131,702	—	14,202,744			14,202,744
iShares Morningstar Large-Cap Growth ETF	—	40,098	40,098	—	4,009,399			4,009,399
iShares Morningstar Large-Cap Value ETF	—	25,863	25,863	—	2,079,385			2,079,385
iShares NYSE 100 ETF	—	5,536	5,536	—	468,888			468,888
iShares Russell 1000 ETF	—	198,599	198,599	—	20,489,459			20,489,459
iShares Russell 1000 Growth ETF	—	25,197	25,197	—	2,165,682			2,165,682
iShares Russell 1000 Value ETF	—	14,025	14,025	—	1,320,594			1,320,594
iShares S&P 100 ETF	—	83,815	83,815	—	6,902,165			6,902,165
iShares S&P 500 Growth ETF	—	27,748	27,748	—	2,739,560			2,739,560
iShares S&P 500 Value ETF	—	22,346	22,346	—	1,909,689			1,909,689
Vanguard Growth ETF	—	44,300	44,300	—	4,122,115			4,122,115
Vanguard Large-Cap ETF	—	280,213	280,213	—	23,762,062			23,762,062
Vanguard Value ETF	—	11,300	11,300	—	863,207			863,207

Total Investment Companies (4.3%) (Cost $93,539,422)				—	130,415,978			130,415,978

Total Investments (82.0%) (Cost $1,816,544,804)				554,896,526	1,917,540,723			2,472,437,249
Other Assets Less Liabilities (18.0%) (Cost $1,816,544,804)				47,234,631	494,245,645	(34,987	)††	541,445,289

Net Assets (100%)				$602,131,157	$2,411,786,368	$(34,987)		$3,013,882,538

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for futures contracts, with a total collateral of $4,048,000.
†

As of December 31, 2013, all of the portfolio securities of the Multimanager Large Cap Core Equity Portfolio would comply with the strategies of the EQ/Large Cap Core PLUS Portfolio Combined Pro-forma.

††	Reflects adjustment due to proxy costs associated with the reorganization.

Glossary

ADR - American Depositary Receipt

See Notes to Pro-forma Combined Financial Statements.

At December 31, 2013 the Portfolio had the following futures contracts open

Multimanager Large Cap Core Equity

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	468	March - 14	$42,139,064	$43,081,740	$942,676

EQ/Large Cap Core PLUS

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	5,238	March - 14	$471,103,089	$482,184,090	$11,081,001

Pro-Forma Combined

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	5,706	March - 14	$513,242,153	$525,265,830	$12,023,677

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013 :

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Quoted prices in active markets for identical securities

•	Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

See Notes to Pro-forma Combined Financial Statements.

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)			Significant Other Observable Inputs (Level 2) (a)			Significant Unobservable Inputs (Level 3)			Total
	Multimanager Large Cap Core Equity	EQ/Large Cap Core PLUS	PRO FORMA	Multimanager Large Cap Core Equity	EQ/ Large Cap Core PLUS	PRO FORMA	Multimanager Large Cap Core Equity	EQ/Large Cap Core PLUS	PRO FORMA	Multimanager Large Cap Core Equity	EQ/Large Cap Core PLUS	PRO FORMA
Assets
Investments in Securities	$540,700,445	$1,916,769,833	$2,457,470,278	$14,196,081	$770,890	$14,966,971	$—	$—	$—	$554,896,526	$1,917,540,723	$2,472,437,249
Other Investments*	942,676	11,081,001	12,023,677	—	—	—	—	—	—	942,676	11,081,001	12,023,677

Total	$541,643,121	$1,927,850,834	$2,469,493,955	$14,196,081	$770,890	$14,966,971	$—	$—	$—	$555,839,202	$1,928,621,724	$2,484,460,926

Liabilities
Investments in Securities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other Investments*	—	—	—	—	—	—	—	—	—	—	—	—

Total	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Assets and Liabilities	$541,643,121	$1,927,850,834	$2,469,493,955	$14,196,081	$770,890	$14,966,971	$—	$—	$—	$555,839,202	$1,928,621,724	$2,484,460,926

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Multimanager Large Cap Core

(a)	A security with a market value of $191,041 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

EQ/Large Cap Core PLUS

(a)	A security with a market value of $770,890 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

Pro-Forma Combined

(1)	A security with market value of $1,732,821 transferred from Level 1 to Level 2 during the year ended December 31, 2013 due to inactive trading.

There were no additional transfers between Level 1, 2 or during the year ended December 31, 2013

See Notes to Pro-forma Combined Financial Statements.

Fair Values of Derivative Instruments as of December 31, 2013:

Multimanager Large Cap Core Equity

Statement of Assets and Liabilities

Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets-
	Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets-
	Unrealized appreciation	942,676	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$942,676

Liability Derivatives
Interest rate contracts	Payables, Net Assets-
	Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets-
	Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	14,891,682	—	—	14,891,682
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$14,891,682	$—	$—	$14,891,682

See Notes to Pro-forma Combined Financial Statements.

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	990,866	—	—	990,866
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$990,866	$—	$—	$990,866

^	This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $55,079,000 for the year ended December 31, 2013.

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS

Statement of Assets and Liabilities

Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets-
	Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets-
	Unrealized appreciation	11,081,001	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$11,081,001

Liability Derivatives
Interest rate contracts	Payables, Net Assets-
	Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets-
	Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Pro-forma Combined Financial Statements.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	74,950,692	—	—	74,950,692
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$74,950,692	$—	$—	$74,950,692

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	11,325,658	—	—	11,325,658
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$11,325,658	$—	$—	$11,325,658

^	This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $299,432,000 for the year ended December 31, 2013.

See Notes to Pro-forma Combined Financial Statements.

Pro-Forma Combined

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities

Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets-
	Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets-
	Unrealized appreciation	12,023,677	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$12,023,677

Liability Derivatives
Interest rate contracts	Payables, Net Assets-
	Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets-
	Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Pro-forma Combined Financial Statements.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	89,842,374	—	—	89,842,374
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$89,842,374	$—	$—	$89,842,374

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	12,316,524	—	—	12,316,524
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$12,316,524	$—	$—	$12,316,524

^	This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $354,511,000 for the year ended December 31, 2013.

See Notes to Pro-forma Combined Financial Statements.

Multimanager Large Core Equity

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty (cannot be less than zero)
Exchange Traded Futures & Options Contracts (b)	$942,676	(c)	$—	$—	$942,676

EQ/Large Cap Core PLUS

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty (cannot be less than zero)
Exchange Traded Futures & Options Contracts (b)	$11,081,001	(c)	$—	$—	$11,081,001

Pro-Forma Combined

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty (cannot be less than zero)
Exchange Traded Futures & Options Contracts (b)	$12,023,677	(c)	$—	$—	$12,023,677

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers for futures contracts.

See Notes to Pro-forma Combined Financial Statements.

Investment security transactions for the year ended December 31, 2013 were as follows:

	12/31/2013
	Multimanager Large Cap Core Equity	EQ/Large Cap Core PLUS	PRO FORMA COMBINED
Cost of Purchases:
Long-term investments other than U.S. government debt securities	$194,212,267	$564,995,993	$759,208,260

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$254,543,553	$1,059,050,424	$1,313,593,977

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	Multimanager Large Cap Core Equity	EQ/Large Cap Core PLUS	Pro Forma Combined
Aggregate gross unrealized appreciation	$217,558,460	$447,076,136	$664,634,596
Aggregate gross unrealized depreciation	(3,811,832)	(8,067,780)	(11,879,612)

Net unrealized appreciation	$213,746,628	$439,008,356	$652,754,984

Federal income tax cost of investments	$341,149,898	$1,478,532,367	$1,819,682,265

Affiliated broker/dealers

Multimanager Large Cap Core Equity

For the year ended December 31, 2013, the Portfolio incurred approximately $3,375 as brokerage commissions with Sanford C. Bernstein & Co. LLC, an affiliated broker/dealer.

EQ/Large Cap Core PLUS

For the year ended December 31, 2013, the Portfolio incurred approximately $6,832 as brokerage commissions with Sanford C. Bernstein & Co. LLC, an affiliated broker/dealer.

Pro-Forma Combined

For the year ended December 31, 2013, the Portfolio incurred approximately $10,207 as brokerage commissions with Sanford C. Bernstein & Co. LLC, an affiliated broker/dealer.

Multimanager Large Cap Core Equity/Pro-Forma Combined

The Portfolio has a net capital loss carryforward of $266,575,852, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $64,996,827 during 2013.

Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

STATEMENT OF ASSET AND LIABILITES

December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity	EQ/Large Cap Core PLUS	Pro Forma Adjustment		EQ/Large Cap Core PLUS Combined Pro-forma
Investments at cost	$340,374,166	$1,476,170,638			$1,816,544,804
Foreign cash at cost	$—	$7			$7
ASSETS
Investments at value	$554,896,526	$1,917,540,723			$2,472,437,249
Cash	36,385,367	472,108,049			508,493,416
Foreign cash	—	7			7
Cash held as collateral at broker	10,120,000	21,773,000			31,893,000
Receivable for securities sold	2,092,535	—			2,092,535
Dividends, interest, and other receivables	635,245	2,389,966			3,025,211
Due from broker for futures variation margin	149,760	1,679,034			1,828,794
Receivable from Separate Accounts for Trust shares sold	3,284	5,336			8,620
Other assets	1,777	2,456			4,233

Total assets	604,284,494	2,415,498,571	—		3,019,783,065

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	532,613	1,834,979			2,367,592
Investment management fees payable	342,671	994,075			1,336,746
Payable for securities purchased	1,108,190	—			1,108,190
Distribution fees payable - Class B/IB	5,141	409,285			414,426
Administrative fees payable	108,042	284,651			392,693
Trustees’ fees payable	14,538	2,461			16,999
Distribution fees payable - Class A/IA	931	259			1,190
Accrued expenses	41,211	186,493	34,987	(b)	262,691

Total liabilities	2,153,337	3,712,203	34,987		5,900,527

NET ASSETS	$602,131,157	$2,411,786,368	$(34,987)		$3,013,882,538

Net assets were comprised of:
Paid in capital	667,575,786	1,950,609,982			2,618,185,768
Accumulated undistributed net investment income (loss)	210,490	142,853	(34,987	)(b)	318,356
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(281,122,717)	8,582,447			(272,540,270)
Net unrealized appreciaiton (depreciation) on investments, futures and foreign currency translations	215,467,598	452,451,086			667,918,684

Net Assets	$602,131,157	$2,411,786,368	$(34,987)		$3,013,882,538

Class IA Shares:
Net Assets	4,514,522	1,160,812	(66	)(b)	5,675,268
Shares outstanding	316,458	133,284	201,890	a-	651,632

Net asset value, offering and redemption price per share	$14.27	$8.71			$8.71

Class IB Shares:
Net Assets	24,759,378	1,953,736,571	(22,969	)(b)	1,978,472,980
Shares outstanding	1,735,710	224,291,286	1,104,059	a-	227,131,055

Net asset value, offering and redemption price per share	$14.26	$8.71			$8.71

Class K Shares:
Net Assets	572,857,257	456,888,985	(11,952	)(b)	1,029,734,290
Shares outstanding	40,157,043	52,461,008	25,618,327	a-	118,236,378

Net asset value, offering and redemption price per share	$14.27	$8.71			$8.71

a-	Reflects adjustment for additional shares issued of the acquiring Portfolio.
b-	Reflects adjustment due to Proxy cost associated with the reorganization.

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Core PLUS Combined Pro-forma

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013 (Unaudited)

	Multimanager Large Cap Core Equity	EQ/Large Cap Core PLUS	Pro Forma Adjustment		EQ/Large Cap Core PLUS Combined Pro-forma
Foreign withholding tax	$71,173	$48,524			$119,697

INVESTMENT INCOME
Dividends	$10,330,379	$24,887,702			$35,218,081
Interest	79,453	276,359			355,812

Total income	10,409,832	25,164,061	—		35,573,893

EXPENSES
Investment management fees	4,424,005	7,525,692	(1,241,082	)c-	10,708,615
Administrative fees	980,502	2,255,180	(297,501	)c-	2,938,181
Distribution fees - Class B/IB	223,656	2,731,977			2,955,633
Printing and mailing expenses	80,145	180,352	(196,011	)a-	64,486
Custodian fees	99,499	96,000	(109,423	)a-	86,076
Professional fees	82,992	87,990	(107,368	)a-	63,614
Trustees’ fees	14,457	30,462	(28,774	)a-	16,145
Distribution fees - Class A/IA	10,130	2,674			12,804
Miscellaneous	22,116	15,537	(27,259	)a-	10,394

Gross expenses	5,937,502	12,925,864	(2,007,418)		16,855,948

Less: Waiver from investment manager	(12,273)	0	12,273	d-	—
Fees paid indirectly	(28,184)	(18,766)	46,950	b-	—

Net expenses	5,897,045	12,907,098	(1,948,195)		16,855,948

NET INVESTMENT INCOME (LOSS)	4,512,787	12,256,963	1,948,195		18,717,945

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	86,021,318	45,796,584			131,817,902
Futures	14,891,682	74,950,692			89,842,374
Foreign currency transactions	(4,415)	(23,219)			(27,634)

Net realized gain (loss)	100,908,585	120,724,057	—		221,632,642

Change in unrealized appreciation (depreciation) on:
Investments	76,923,905	299,760,852			376,684,757
Futures	990,866	11,325,658			12,316,524
Foreign currency translations	1,726	0			1,726

Net change in unrealized appreciation (depreciation)	77,916,497	311,086,510	—		389,003,007

NET REALIZED AND UNREALIZED GAIN (LOSS)	178,825,082	431,810,567	—		610,635,649

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$183,337,869	$444,067,530	$1,948,195		$629,353,594

a-	Reflects adjustment due to elimination of duplicative expenes.
b-	Reflects adjustment due to termination of the brokerage recapture program.
c-	Reflects adjustment in expenses due to the effects of new contract rate for acquiring Portfolio.
d-	Reflects elimination of waiver due to expense adjustment.

See Notes to Pro-forma Combined Financial Statements.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2013

NOTE 1 – BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees of the “Trust” and the Board of Trustees of the AXA Premier VIP Trust (“VIP Trust”), approved a proposed Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) on December 10-11, 2013 and December 4, 2013 respectively, that provides for the transfer of all assets of the Multimanager Large Cap Core Equity Portfolio, a series of VIP Trust (“Large Cap Core Equity Portfolio”) to the EQ/Large Cap Core PLUS Portfolio, a series of the Trust (“Large Cap Core PLUS Portfolio”), and the assumption by the Large Cap Core PLUS Portfolio of all of the liabilities of the Large Cap Core Equity Portfolio in exchange for shares of the Large Cap Core PLUS Portfolio having an aggregate value equal to the net assets of the Large Cap Core Equity Portfolio, the distribution of the Large Cap Core PLUS Portfolio shares to the Large Cap Core Equity Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Large Cap Core Equity Portfolio.

The Large Cap Core Equity Portfolio’s annual contractual management fee rate equals 0.700% of average daily net assets for the first $750 million, 0.650% of average daily net assets for the next $1 billion, 0.625% for the next $3 billion, 0.600% for the next $5 billion, and 0.575% of average daily net assets thereafter. The Large Cap Core PLUS Portfolio’s annual contractual management fee rate equals 0.500% of average daily net assets for the first $2 billion, 0.450% of average daily net assets for the next $1 billion, 0.425% of average daily net assets for the next $3 billion, 0.400% of average daily net assets for the next $5 billion, and 0.375% of average daily net assets thereafter. The Reorganization Plan is subject to the approval of the Large Cap Core Equity Portfolio’s shareholders. A special meeting of shareholders of the Large Cap Core Equity Portfolio will be held on or about May 21, 2014.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2013. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the Large Cap Core Equity Portfolio and the Large Cap Core PLUS Portfolio at December 31, 2013. The unaudited pro forma combined statement of operations reflects the results of operations of the Large Cap Core PLUS Portfolio as if it had acquired the Large Cap Core Equity Portfolio at the beginning of the year ended December 31, 2013. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Large Cap Core PLUS Portfolio for pre-combination periods will not be restated.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant accounting policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the Large Cap Core PLUS Portfolio is the “accounting survivor.”

Valuation:

Equity securities (including securities issued by Exchange Traded Funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipt (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures adopted by the Board of Trustees (“Pricing Procedures”) of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Investor Services Co. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2013 is included in the Portfolio of Investments. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level. Transfers into, or out of, each level are reported using values as of the end of the year.

The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period. Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available market inputs to determine price. Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee meets and reviews reports based on the valuation technique used to value each particular Level 3 security. In connection with this review, the Committee obtains, when available, updates from its pricing vendors and Advisers for each fair valued security. For example, with respect to model driven prices, the Committee receives a report regarding a review and recalculation of pricing models and related discounts. For securities valued based on broker quotes, the Committee evaluates variances between existing broker quotes and any alternative broker quotes provided by an Adviser or other pricing source.

To substantiate unobservable inputs used in fair valuation, the Secretary of the Committee performs an independent verification and additional research for all fair value notifications received from its pricing agent. Among other factors, particular areas of focus include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data and actions taken by other clients of the pricing vendor. The Committee also notes the materiality of holdings and price changes on portfolio NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

The significant unobservable inputs used in the fair value measurement of the Portfolios’ investments in Common Stocks is the discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments in Asset-Backed Securities is comparability analysis. Significant changes in any of those inputs in isolation may result in either a higher or lower fair value measurement.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. At December 31, 2013, none of the Portfolios applied these procedures.

NOTE 2 – SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Large Cap Core Equity Portfolio by the Large Cap Core PLUS Portfolio as of December 31, 2013. The number of additional shares issued was calculated based on the net assets of the Large Cap Core Equity Portfolio and net asset value per share of the Large Cap Core PLUS Portfolio at December 31, 2013.

NOTE 3 – Taxes:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

NOTE 4 – UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the Large Cap Core PLUS Portfolio’s shares as if the merger had taken place on December 31, 2013. The Large Cap Core Equity Portfolio will bear the expenses, based on the fraction that its shareholder accounts will bear to the shareholder accounts of the Acquired Portfolios at the merger date, of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting), such expenses, which are not reflected in the unaudited pro forma combined statement of operations, are estimated at approximately $35,000.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
COMMON STOCKS:
Consumer Discretionary (8.5%)
Auto Components (0.8%)
Allison Transmission Holdings, Inc.	783	10,690	11,473	$21,619	$295,151	$316,770
Delphi Automotive plc	13,234	—	13,234	795,760	—	795,760
Gentex Corp.	1,697	21,954	23,651	55,984	724,262	780,246
Johnson Controls, Inc.	133,143	246,170	379,313	6,830,236	12,628,521	19,458,757
Lear Corp.	7,317	198,867	206,184	592,458	16,102,261	16,694,719
TRW Automotive Holdings Corp.*	15,977	177,584	193,561	1,188,529	13,210,474	14,399,003

				9,484,586	42,960,669	52,445,255

Automobiles (1.1%)
Ford Motor Co.	381,667	1,740,533	2,122,200	5,889,122	26,856,424	32,745,546
General Motors Co.*	65,550	866,230	931,780	2,679,028	35,402,820	38,081,848

				8,568,150	62,259,244	70,827,394

Distributors (0.0%)
Genuine Parts Co.	228	3,134	3,362	18,967	260,718	279,685

Diversified Consumer Services (0.0%)
Apollo Education Group, Inc., Class A*	2,742	35,053	37,795	74,911	957,648	1,032,559
DeVry Education Group, Inc.	1,762	22,626	24,388	62,551	803,223	865,774
Service Corp. International	1,272	16,668	17,940	23,061	302,191	325,252
Weight Watchers International, Inc.	293	4,487	4,780	9,649	147,757	157,406

				170,172	2,210,819	2,380,991

Hotels, Restaurants & Leisure (0.4%)
Carnival Corp.	12,114	150,148	162,262	486,619	6,031,445	6,518,064
Choice Hotels International, Inc.	717	9,485	10,202	35,212	465,808	501,020
Darden Restaurants, Inc.	1,272	16,260	17,532	69,159	884,056	953,215
Hyatt Hotels Corp., Class A*	1,307	16,085	17,392	64,644	795,564	860,208
Marriott International, Inc., Class A	817	9,832	10,649	40,327	485,308	525,635
McDonald’s Corp.	12,655	36,500	49,155	1,227,915	3,541,595	4,769,510

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
MGM Resorts International*	10,742	133,620	144,362	252,652	3,142,742	3,395,394
Norwegian Cruise Line Holdings Ltd.*	59	623	682	2,093	22,098	24,191
Penn National Gaming, Inc.*	1,959	24,412	26,371	28,072	349,824	377,896
Royal Caribbean Cruises Ltd	4,735	58,751	63,486	224,534	2,785,973	3,010,507
Starwood Hotels & Resorts Worldwide, Inc.	3,266	40,283	43,549	259,484	3,200,484	3,459,968
Wendy’s Co.	8,163	101,729	109,892	71,181	887,077	958,258

				2,761,892	22,591,974	25,353,866

Household Durables (0.8%)
D.R. Horton, Inc.*	8,097	101,368	109,465	180,725	2,262,534	2,443,259
Garmin Ltd.	3,493	65,617	69,110	161,447	3,032,818	3,194,265
Harman International Industries, Inc.	1,959	24,454	26,413	160,344	2,001,560	2,161,904
Leggett & Platt, Inc.	4,114	51,377	55,491	127,287	1,589,604	1,716,891
Lennar Corp., Class A	4,800	59,486	64,286	189,888	2,353,266	2,543,154
Mohawk Industries, Inc.*	1,797	21,790	23,587	267,573	3,244,531	3,512,104
Newell Rubbermaid, Inc.	3,493	383,707	387,200	113,208	12,435,944	12,549,152
NVR, Inc.*	66	340	406	67,717	348,843	416,560
PulteGroup, Inc.	63,200	501,500	564,700	1,287,384	10,215,555	11,502,939
Taylor Morrison Home Corp., Class A*	31	1,377	1,408	696	30,914	31,610
Toll Brothers, Inc.*	4,831	60,829	65,660	178,747	2,250,673	2,429,420
Whirlpool Corp.	2,155	26,517	28,672	338,033	4,159,457	4,497,490

				3,073,049	43,925,699	46,998,748

Internet & Catalog Retail (0.1%)
Liberty Interactive Corp.,*	14,073	174,938	189,011	413,042	5,134,430	5,547,472
zulily, Inc., Class A*	190	2,365	2,555	7,872	97,982	105,854

				420,914	5,232,412	5,653,326

Leisure Equipment & Products (0.0%)
Hasbro, Inc.	11,986	6,178	18,164	659,350	339,852	999,202

Media (3.5%)
CBS Corp. (Non-Voting), Class B	1,469	18,566	20,035	93,634	1,183,397	1,277,031
Comcast Corp., Class A	31,690	306,725	338,415	1,592,749	15,674,036	17,266,785

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
DreamWorks Animation SKG, Inc., Class A*	2,090	26,542	28,632	74,195	942,241	1,016,436
Gannett Co., Inc.	42,860	375,876	418,736	1,267,799	11,118,412	12,386,211
Graham Holdings Co., Class B*	197	1,629	1,826	130,674	1,080,548	1,211,222
Interpublic Group of Cos., Inc.	6,759	83,964	90,723	119,634	1,486,163	1,605,797
John Wiley & Sons, Inc., Class A	1,272	16,340	17,612	70,214	901,968	972,182
Liberty Global plc*	10,352	87,200	97,552	872,881	7,352,704	8,225,585
Liberty Global plc, Class A*	7,772	70,587	78,359	691,630	6,281,537	6,973,167
Liberty Media Corp., Class A*	2,986	36,270	39,256	437,300	5,311,741	5,749,041
News Corp., Class A*	3,772	46,960	50,732	67,971	846,219	914,190
Omnicom Group, Inc.	21,093	—	21,093	1,568,686	—	1,568,686
Regal Entertainment Group, Class A	18,208	153,084	171,292	354,146	2,977,484	3,331,630
Sirius XM Holdings, Inc.*	47,182	585,078	632,260	164,665	2,041,922	2,206,587
Starz, Class A*	306	4,762	5,068	8,947	139,241	148,188
Thomson Reuters Corp	10,807	134,129	144,936	408,721	5,072,759	5,481,480
Time Warner, Inc.	117,091	545,647	662,738	8,163,585	38,042,509	46,206,094
Twenty-First Century Fox, Inc., Class A	47,920	522,548	570,468	1,685,826	18,383,239	20,069,065
Viacom, Inc., Class B	76,998	332,743	409,741	6,725,005	29,061,774	35,786,779
Walt Disney Co.	64,168	503,429	567,597	4,902,435	38,461,975	43,364,410

				29,400,697	186,359,869	215,760,566

Multiline Retail (0.5%)
Big Lots, Inc.*	1,241	15,414	16,655	40,072	497,718	537,790
Dillard’s, Inc., Class A	228	3,187	3,415	22,164	309,808	331,972
J.C. Penney Co., Inc.*	4,897	61,480	66,377	44,808	562,542	607,350
Kohl’s Corp.	12,395	163,944	176,339	703,416	9,303,822	10,007,238
Macy’s, Inc.	19,948	230,488	250,436	1,065,223	12,308,059	13,373,282
Sears Holdings Corp.*	1,307	15,661	16,968	64,095	768,016	832,111
Target Corp.	33,950	49,878	83,828	2,148,017	3,155,781	5,303,798

				4,087,795	26,905,746	30,993,541

Specialty Retail (1.1%)
Aaron’s, Inc.	1,828	23,214	25,042	53,743	682,492	736,235
Abercrombie & Fitch Co., Class A	1,959	24,848	26,807	64,471	817,748	882,219
Advance Auto Parts, Inc.	7,572	—	7,572	838,069	—	838,069

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
American Eagle Outfitters, Inc.	1,959	24,678	26,637	28,210	355,363	383,573
Ascena Retail Group, Inc.*	3,135	39,248	42,383	66,337	830,488	896,825
Best Buy Co., Inc.	5,780	71,981	77,761	230,506	2,870,602	3,101,108
Chico’s FAS, Inc.	228	3,823	4,051	4,296	72,025	76,321
CST Brands, Inc.	1,682	21,722	23,404	61,763	797,632	859,395
DSW, Inc., Class A	262	2,282	2,544	11,195	97,510	108,705
Foot Locker, Inc.	3,786	47,619	51,405	156,892	1,973,331	2,130,223
GameStop Corp., Class A	24,228	204,868	229,096	1,193,471	10,091,798	11,285,269
Guess?, Inc.	1,631	21,399	23,030	50,675	664,867	715,542
Home Depot, Inc.	—	168,500	168,500	—	13,874,290	13,874,290
Lowe’s Cos., Inc.	7,600	100,700	108,300	376,580	4,989,685	5,366,265
Murphy USA, Inc.*	1,354	17,176	18,530	56,272	713,834	770,106
Signet Jewelers Ltd	2,155	26,542	28,697	169,598	2,088,855	2,258,453
Staples, Inc.	65,126	238,564	303,690	1,034,852	3,790,782	4,825,634
TJX Cos., Inc.	28,500	300,300	328,800	1,816,305	19,138,119	20,954,424

				6,213,235	63,849,421	70,062,656

Textiles, Apparel & Luxury Goods (0.1%)
Deckers Outdoor Corp.*	555	6,968	7,523	46,875	588,517	635,392
NIKE, Inc., Class B	—	46,400	46,400	—	3,648,896	3,648,896
PVH Corp.	328	3,354	3,682	44,615	456,211	500,826

				91,490	4,693,624	4,785,114

Total Consumer Discretionary				64,950,297	461,590,047	526,540,344

Consumer Staples (5.6%)
Beverages (0.3%)
Beam, Inc.	4,669	57,876	62,545	317,772	3,939,040	4,256,812
Coca-Cola Enterprises, Inc.	10,841	—	10,841	478,413	—	478,413
Constellation Brands, Inc., Class A*	228	3,320	3,548	16,047	233,662	249,709
Diageo plc	61,006	—	61,006	2,020,458	—	2,020,458
Dr. Pepper Snapple Group, Inc.	11,874	—	11,874	578,501	—	578,501
Molson Coors Brewing Co., Class B	4,049	50,273	54,322	227,352	2,822,829	3,050,181
PepsiCo, Inc.	—	110,900	110,900	—	9,198,046	9,198,046

				3,638,543	16,193,577	19,832,120

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Food & Staples Retailing (2.0%)
CVS Caremark Corp.	123,330	546,531	669,861	8,826,728	39,115,224	47,941,952
Kroger Co.	43,300	793,800	837,100	1,711,649	31,378,914	33,090,563
Safeway, Inc.	6,366	79,917	86,283	207,341	2,602,897	2,810,238
Sprouts Farmers Market, Inc.*	206	2,223	2,429	7,916	85,430	93,346
Sysco Corp.	11,232	139,518	150,750	405,475	5,036,600	5,442,075
Walgreen Co.	6,759	107,999	114,758	388,237	6,203,462	6,591,699
Wal-Mart Stores, Inc.	15,698	307,476	323,174	1,235,276	24,195,286	25,430,562

				12,782,622	108,617,813	121,400,435

Food Products (1.0%)
Archer-Daniels-Midland Co.	17,632	218,837	236,469	765,229	9,497,526	10,262,755
Bunge Ltd.	4,311	52,903	57,214	353,976	4,343,865	4,697,841
Campbell Soup Co.	1,731	21,520	23,251	74,918	931,386	1,006,304
ConAgra Foods, Inc.	848	11,272	12,120	28,578	379,866	408,444
Danone S.A.	14,345	—	14,345	1,032,505	—	1,032,505
Dean Foods Co.*	2,610	33,585	36,195	44,866	577,326	622,192
General Mills, Inc.	35,265	—	35,265	1,760,076	—	1,760,076
Ingredion, Inc.	1,959	24,497	26,456	134,113	1,677,065	1,811,178
J.M. Smucker Co.	2,710	33,561	36,271	280,810	3,477,591	3,758,401
Kellogg Co.	6,796	7,299	14,095	415,032	445,750	860,782
Kraft Foods Group, Inc.	—	39,300	39,300	—	2,119,056	2,119,056
Mondelez International, Inc., Class A	51,655	758,974	810,629	1,823,421	26,791,782	28,615,203
Nestle S.A. (Registered)	30,702	—	30,702	2,247,453	—	2,247,453
Pinnacle Foods, Inc.	359	5,122	5,481	9,858	140,650	150,508
Tyson Foods, Inc., Class A	8,031	100,625	108,656	268,717	3,366,912	3,635,629

				9,239,552	53,748,775	62,988,327

Household Products (1.9%)
Clorox Co.	686	7,791	8,477	63,633	722,693	786,326
Colgate-Palmolive Co.	—	19,800	19,800	—	1,291,158	1,291,158
Energizer Holdings, Inc.	1,862	118,846	120,708	201,543	12,863,891	13,065,434
Kimberly-Clark Corp.	1,828	61,224	63,052	190,953	6,395,459	6,586,412
Procter & Gamble Co.	101,759	1,112,792	1,214,551	8,284,200	90,592,397	98,876,597

				8,740,329	111,865,598	120,605,927

Personal Products (0.0%)
Coty, Inc., Class A	548	6,937	7,485	8,357	105,789	114,146

Tobacco (0.4%)
Altria Group, Inc.	15,602	—	15,602	598,961	—	598,961

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Imperial Tobacco Group plc	6,364	—	6,364	246,389	—	246,389
Lorillard, Inc.	29,666	—	29,666	1,503,473	—	1,503,473
Philip Morris International, Inc.	63,280	192,600	255,880	5,513,586	16,781,238	22,294,824
Reynolds American, Inc.	2,221	27,537	29,758	111,028	1,376,575	1,487,603

				7,973,437	18,157,813	26,131,250

Total Consumer Staples				42,382,840	308,689,365	351,072,205

Energy (13.2%)
Energy Equipment & Services (1.0%)
Atwood Oceanics, Inc.*	1,338	16,786	18,124	71,436	896,205	967,641
Baker Hughes, Inc.	11,978	148,813	160,791	661,904	8,223,407	8,885,311
Cameron International Corp.*	2,710	33,002	35,712	161,326	1,964,609	2,125,935
Diamond Offshore Drilling, Inc.	1,959	24,744	26,703	111,506	1,408,429	1,519,935
Frank’s International N.V	462	6,895	7,357	12,474	186,165	198,639
Halliburton Co.	93,192	321,507	414,699	4,729,494	16,316,480	21,045,974
Helmerich & Payne, Inc.	2,776	34,107	36,883	233,406	2,867,717	3,101,123
McDermott International, Inc.*	6,825	85,025	91,850	62,517	778,829	841,346
Nabors Industries Ltd	45,056	105,869	150,925	765,502	1,798,714	2,564,216
National Oilwell Varco, Inc.	12,408	153,497	165,905	986,808	12,207,617	13,194,425
Oil States International, Inc.*	1,600	19,814	21,414	162,752	2,015,480	2,178,232
Patterson-UTI Energy, Inc.	4,245	52,804	57,049	107,483	1,336,997	1,444,480
Rowan Cos., plc, Class A*	3,559	44,687	48,246	125,846	1,580,132	1,705,978
RPC, Inc.	293	4,480	4,773	5,230	79,968	85,198
Superior Energy Services, Inc.*	4,604	57,358	61,962	122,513	1,526,296	1,648,809
Tidewater, Inc.	1,404	17,879	19,283	83,215	1,059,688	1,142,903
Unit Corp.*	1,404	17,699	19,103	72,475	913,622	986,097

				8,475,887	55,160,355	63,636,242

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma
Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Oil, Gas & Consumable Fuels (12.2%)
Anadarko Petroleum Corp.	13,780	170,326	184,106	1,093,030	13,510,258	14,603,288
Antero Resources Corp.*	596	7,394	7,990	37,810	469,075	506,885
Apache Corp.	18,595	227,919	246,514	1,598,054	19,587,359	21,185,413
Chesapeake Energy Corp.	24,284	208,199	232,483	659,068	5,650,521	6,309,589
Chevron Corp.	98,142	843,174	941,316	12,258,917	105,320,864	117,579,781
Cimarex Energy Co.	2,514	31,058	33,572	263,744	3,258,295	3,522,039
Cobalt International Energy, Inc.*	586	369,877	370,463	9,640	6,084,477	6,094,117
ConocoPhillips Co.	35,451	439,302	474,753	2,504,613	31,036,686	33,541,299
CONSOL Energy, Inc.	6,562	82,168	88,730	249,618	3,125,671	3,375,289
Denbury Resources, Inc.*	10,778	134,146	144,924	177,083	2,204,019	2,381,102
Devon Energy Corp.	11,721	145,920	157,641	725,178	9,028,070	9,753,248
Encana Corp.	85,851	—	85,851	1,549,611	—	1,549,611
Energen Corp.	2,090	25,998	28,088	147,867	1,839,359	1,987,226
EOG Resources, Inc.	3,233	6,348	9,581	542,627	1,065,448	1,608,075
EQT Corp.	359	4,654	5,013	32,231	417,836	450,067
Exxon Mobil Corp.	265,410	1,997,144	2,262,554	26,859,492	202,110,973	228,970,465
Golar LNG Ltd.	1,207	15,811	17,018	43,802	573,781	617,583
Gulfport Energy Corp.*	424	139,519	139,943	26,776	8,810,625	8,837,401
Hess Corp.	34,214	305,791	340,005	2,839,762	25,380,653	28,220,415
HollyFrontier Corp.	8,990	72,981	81,971	446,713	3,626,426	4,073,139
Kinder Morgan, Inc.	1,600	20,058	21,658	57,600	722,088	779,688
Laredo Petroleum Holdings, Inc.*	131	1,725	1,856	3,627	47,765	51,392
Marathon Oil Corp.	120,230	1,000,128	1,120,358	4,244,119	35,304,518	39,548,637
Marathon Petroleum Corp.	30,731	425,377	456,108	2,818,955	39,019,832	41,838,787
Murphy Oil Corp.	5,518	68,704	74,222	358,008	4,457,516	4,815,524
Newfield Exploration Co.*	3,852	48,679	52,531	94,875	1,198,964	1,293,839
Noble Energy, Inc.	9,111	112,483	121,594	620,550	7,661,217	8,281,767
Occidental Petroleum Corp.	64,988	435,695	500,683	6,180,359	41,434,595	47,614,954
PBF Energy, Inc., Class A	680	8,538	9,218	21,393	268,606	289,999
Peabody Energy Corp.	7,804	96,936	104,740	152,412	1,893,160	2,045,572
Phillips 66	27,094	296,260	323,354	2,089,760	22,850,534	24,940,294
Pioneer Natural Resources Co.	1,045	12,881	13,926	192,353	2,371,006	2,563,359
QEP Resources, Inc.	4,669	57,934	62,603	143,105	1,775,677	1,918,782
SandRidge Energy, Inc.*	14,235	177,579	191,814	86,406	1,077,905	1,164,311
Southwestern Energy Co.*	55,958	—	55,958	2,200,828	—	2,200,828
Spectra Energy Corp.	19,329	240,497	259,826	688,499	8,566,503	9,255,002

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Suncor Energy, Inc.	—	319,833	319,833	—	11,210,147	11,210,147
Teekay Corp.	1,110	13,683	14,793	53,291	656,921	710,212
Tesoro Corp.	3,917	48,816	52,733	229,145	2,855,736	3,084,881
Total S.A. (ADR)	—	182,181	182,181	—	11,162,230	11,162,230
Ultra Petroleum Corp.*	4,342	54,960	59,302	94,004	1,189,884	1,283,888
Valero Energy Corp.	56,296	693,968	750,264	2,837,318	34,975,987	37,813,305
Whiting Petroleum Corp.*	3,135	39,013	42,148	193,962	2,413,734	2,607,696
Williams Cos., Inc.	8,914	110,699	119,613	343,813	4,269,660	4,613,473
World Fuel Services Corp.	1,731	21,159	22,890	74,710	913,222	987,932
WPX Energy, Inc.*	5,757	71,946	77,703	117,328	1,466,259	1,583,587

				75,962,056	682,864,062	758,826,118

Total Energy				84,437,943	738,024,417	822,462,360

Financials (25.4%)
Capital Markets (2.6%)
American Capital Ltd.*	8,718	108,907	117,625	136,349	1,703,306	1,839,655
Ameriprise Financial, Inc.	3,983	49,380	53,363	458,244	5,681,169	6,139,413
Ares Capital Corp.	7,738	96,371	104,109	137,504	1,712,513	1,850,017
Artisan Partners Asset Management, Inc., Class A	162	2,657	2,819	10,561	173,210	183,771
Bank of New York Mellon Corp.	87,890	417,004	504,894	3,070,877	14,570,120	17,640,997
BlackRock, Inc.	6,285	30,402	36,687	1,989,014	9,621,321	11,610,335
Charles Schwab Corp.	27,460	340,806	368,266	713,960	8,860,956	9,574,916
E*TRADE Financial Corp.*	31,294	305,257	336,551	614,614	5,995,247	6,609,861
Federated Investors, Inc., Class B	686	8,803	9,489	19,757	253,526	273,283
Franklin Resources, Inc.	20,908	—	20,908	1,207,019	—	1,207,019
Goldman Sachs Group, Inc.	34,976	194,155	229,131	6,199,846	34,415,915	40,615,761
Invesco Ltd.	12,832	159,775	172,607	467,085	5,815,810	6,282,895
Legg Mason, Inc.	3,200	40,015	43,215	139,136	1,739,852	1,878,988
LPL Financial Holdings, Inc.	314	4,373	4,687	14,767	205,662	220,429
Morgan Stanley	44,070	703,213	747,283	1,382,035	22,052,760	23,434,795
Northern Trust Corp.	6,956	85,998	92,954	430,507	5,322,416	5,752,923
Raymond James Financial, Inc.	3,493	43,837	47,330	182,300	2,287,853	2,470,153
SEI Investments Co.	162	2,837	2,999	5,626	98,529	104,155
State Street Corp.	37,602	232,533	270,135	2,759,611	17,065,597	19,825,208

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
TD Ameritrade Holding Corp.	6,693	83,660	90,353	205,073	2,563,342	2,768,415

				20,143,885	140,139,104	160,282,989

Commercial Banks (4.6%)
Associated Banc-Corp.	4,766	60,318	65,084	82,928	1,049,533	1,132,461
Bank of Hawaii Corp.	1,272	16,156	17,428	75,226	955,466	1,030,692
BankUnited, Inc.	1,828	23,180	25,008	60,178	763,086	823,264
BB&T Corp.	20,343	252,147	272,490	759,201	9,410,126	10,169,327
BOK Financial Corp.	817	9,527	10,344	54,184	631,831	686,015
CapitalSource, Inc.	5,649	70,441	76,090	81,176	1,012,237	1,093,413
CIT Group, Inc.	32,245	270,163	302,408	1,680,932	14,083,597	15,764,529
City National Corp./California	1,338	16,801	18,139	105,996	1,330,975	1,436,971
Comerica, Inc.	5,421	67,130	72,551	257,714	3,191,360	3,449,074
Commerce Bancshares, Inc./Missouri	2,349	29,043	31,392	105,494	1,304,321	1,409,815
Cullen/Frost Bankers, Inc.	1,535	18,732	20,267	114,250	1,394,223	1,508,473
East West Bancorp, Inc.	3,952	48,977	52,929	138,201	1,712,726	1,850,927
Fifth Third Bancorp	36,705	314,219	350,924	771,906	6,608,025	7,379,931
First Citizens BancShares, Inc./North Carolina, Class A	262	2,770	3,032	58,329	616,685	675,014
First Horizon National Corp.	6,981	86,711	93,692	81,329	1,010,183	1,091,512
First Niagara Financial Group, Inc.	10,187	127,177	137,364	108,186	1,350,620	1,458,806
First Republic Bank/California	3,397	41,916	45,313	177,833	2,194,303	2,372,136
Fulton Financial Corp.	5,583	70,178	75,761	73,026	917,928	990,954
Huntington Bancshares, Inc./Ohio	24,260	301,341	325,601	234,109	2,907,941	3,142,050
KeyCorp.	43,612	330,714	374,326	585,273	4,438,182	5,023,455
M&T Bank Corp.	3,799	46,372	50,171	442,280	5,398,628	5,840,908
PNC Financial Services Group, Inc.	85,218	190,242	275,460	6,611,212	14,758,974	21,370,186
Popular, Inc.*	2,951	37,089	40,040	84,782	1,065,567	1,150,349
Regions Financial Corp.	65,942	1,192,053	1,257,995	652,166	11,789,404	12,441,570
Signature Bank/New York*	1,207	15,410	16,617	129,656	1,655,342	1,784,998
SunTrust Banks, Inc.	28,173	194,084	222,257	1,037,048	7,144,232	8,181,280
SVB Financial Group*	1,372	16,278	17,650	143,868	1,706,911	1,850,779
Synovus Financial Corp.	28,287	351,458	379,745	101,833	1,265,249	1,367,082

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
TCF Financial Corp.	4,735	58,901	63,636	76,944	957,141	1,034,085
U.S. Bancorp/Minnesota	69,918	811,103	881,021	2,824,687	32,768,561	35,593,248
Valley National Bancorp.	5,727	71,666	77,393	57,957	725,260	783,217
Wells Fargo & Co.	308,589	2,601,709	2,910,298	14,009,941	118,117,589	132,127,530
Zions Bancorp	5,255	66,259	71,514	157,440	1,985,120	2,142,560

				31,935,285	256,221,326	288,156,611

Consumer Finance (1.5%)
Capital One Financial Corp.	101,263	600,199	701,462	7,757,758	45,981,246	53,739,004
Discover Financial Services	36,770	645,376	682,146	2,057,282	36,108,787	38,166,069
SLM Corp.	12,832	159,661	172,493	337,225	4,195,891	4,533,116

				10,152,265	86,285,924	96,438,189

Diversified Financial Services (6.3%)
Bank of America Corp.	819,027	5,125,058	5,944,085	12,752,250	79,797,153	92,549,403
Citigroup, Inc.	233,259	2,081,717	2,314,976	12,155,127	108,478,273	120,633,400
CME Group, Inc./Illinois	9,242	113,866	123,108	725,127	8,933,926	9,659,053
ING US, Inc.	11,355	95,106	106,461	399,128	3,342,976	3,742,104
Interactive Brokers Group, Inc., Class A	1,272	16,822	18,094	30,961	409,448	440,409
IntercontinentalExchange Group, Inc.	1,428	16,255	17,683	321,186	3,656,075	3,977,261
JPMorgan Chase & Co.	280,791	2,020,053	2,300,844	16,420,658	118,132,699	134,553,357
Leucadia National Corp.	7,329	91,976	99,305	207,704	2,606,600	2,814,304
McGraw Hill Financial, Inc.	10,985	70,127	81,112	859,027	5,483,931	6,342,958
Moody’s Corp.	6,722	—	6,722	527,475	—	527,475
MSCI, Inc.*	2,024	25,231	27,255	88,489	1,103,099	1,191,588
NASDAQ OMX Group, Inc.	16,419	298,987	315,406	653,476	11,899,683	12,553,159

				45,140,608	343,843,863	388,984,471

Insurance (7.9%)
ACE Ltd.	58,302	226,827	285,129	6,036,006	23,483,399	29,519,405
Aflac, Inc.	13,518	313,557	327,075	903,002	20,945,608	21,848,610
Alleghany Corp.*	534	6,100	6,634	213,579	2,439,756	2,653,335
Allied World Assurance Co. Holdings AG	686	8,404	9,090	77,388	948,055	1,025,443
Allstate Corp.	13,584	168,426	182,010	740,871	9,185,954	9,926,825
American Financial Group, Inc./Ohio	19,493	165,232	184,725	1,125,136	9,537,191	10,662,327

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
American International Group, Inc.	84,640	814,710	899,350	4,320,872	41,590,945	45,911,817
American National Insurance Co.	262	2,617	2,879	30,009	299,751	329,760
Aon plc	32,934	175,342	208,276	2,762,833	14,709,440	17,472,273
Arch Capital Group Ltd.*	3,624	44,840	48,464	216,317	2,676,500	2,892,817
Aspen Insurance Holdings Ltd.	1,893	23,831	25,724	78,200	984,459	1,062,659
Assurant, Inc.	12,186	106,483	118,669	808,785	7,067,277	7,876,062
Assured Guaranty Ltd.	4,866	60,626	65,492	114,789	1,430,167	1,544,956
Axis Capital Holdings Ltd.	2,579	31,915	34,494	122,683	1,518,196	1,640,879
Berkshire Hathaway, Inc., Class B*	59,945	646,573	706,518	7,107,079	76,657,695	83,764,774
Brown & Brown, Inc.	1,862	23,000	24,862	58,448	721,970	780,418
Chubb Corp.	30,188	194,563	224,751	2,917,066	18,800,623	21,717,689
Cincinnati Financial Corp.	4,735	58,786	63,521	247,972	3,078,623	3,326,595
CNA Financial Corp.	717	9,505	10,222	30,752	407,669	438,421
Endurance Specialty Holdings Ltd.	783	10,251	11,034	45,939	601,426	647,365
Everest Reinsurance Group Ltd.	3,969	33,706	37,675	618,648	5,253,754	5,872,402
Fidelity National Financial, Inc., Class A	6,562	81,793	88,355	212,937	2,654,183	2,867,120
Genworth Financial, Inc., Class A*	88,935	1,375,093	1,464,028	1,381,161	21,355,194	22,736,355
Hanover Insurance Group, Inc.	914	11,387	12,301	54,575	679,918	734,493
Hartford Financial Services Group, Inc.	13,125	500,794	513,919	475,519	18,143,767	18,619,286
HCC Insurance Holdings, Inc.	2,873	36,071	38,944	132,560	1,664,316	1,796,876
Kemper Corp.	1,338	17,117	18,455	54,697	699,743	754,440
Lincoln National Corp.	37,138	514,415	551,553	1,917,064	26,554,102	28,471,166
Loews Corp.	8,163	101,577	109,740	393,783	4,900,074	5,293,857
Markel Corp.*	424	5,025	5,449	246,068	2,916,259	3,162,327
Marsh & McLennan Cos., Inc.	5,290	65,782	71,072	255,824	3,181,217	3,437,041
MBIA, Inc.*	4,049	50,974	55,023	48,345	608,630	656,975
Mercury General Corp.	817	9,724	10,541	40,613	483,380	523,993
MetLife, Inc.	73,334	394,639	467,973	3,954,169	21,278,935	25,233,104
Old Republic International Corp.	7,511	93,280	100,791	129,715	1,610,946	1,740,661
PartnerReinsurance Ltd.	15,652	127,796	143,448	1,650,190	13,473,532	15,123,722

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Principal Financial Group, Inc.	8,456	105,441	113,897	416,965	5,199,296	5,616,261
ProAssurance Corp.	1,762	22,208	23,970	85,422	1,076,644	1,162,066
Progressive Corp.	3,362	42,514	45,876	91,682	1,159,357	1,251,039
Protective Life Corp.	2,286	28,225	30,511	115,809	1,429,878	1,545,687
Prudential Financial, Inc.	26,053	249,213	275,266	2,402,608	22,982,423	25,385,031
Reinsurance Group of America, Inc.	14,146	26,055	40,201	1,095,042	2,016,918	3,111,960
RenaissanceReinsurance Holdings Ltd.	1,272	16,064	17,336	123,816	1,563,670	1,687,486
StanCorp Financial Group, Inc.	1,307	15,938	17,245	86,589	1,055,892	1,142,481
Torchmark Corp.	2,710	33,271	35,981	211,787	2,600,129	2,811,916
Travelers Cos., Inc.	35,205	238,385	273,590	3,187,461	21,583,378	24,770,839
Unum Group	11,073	95,980	107,053	388,441	3,366,978	3,755,419
Validus Holdings Ltd.	2,776	34,302	37,078	111,845	1,382,028	1,493,873
W. R. Berkley Corp.	3,135	39,019	42,154	136,028	1,693,034	1,829,062
White Mountains Insurance Group Ltd.	262	2,234	2,496	158,007	1,347,281	1,505,288
XL Group plc	32,108	335,645	367,753	1,022,319	10,686,937	11,709,256

				49,157,415	441,686,497	490,843,912

Real Estate Investment Trusts (REITs) (2.1%)
Alexandria Real Estate Equities, Inc. (REIT)	2,090	25,716	27,806	132,966	1,636,052	1,769,018
American Campus Communities, Inc. (REIT)	3,004	37,707	40,711	96,759	1,214,543	1,311,302
American Capital Agency Corp. (REIT)	11,400	142,448	153,848	219,906	2,747,822	2,967,728
American Homes 4 Rent (REIT), Class A	1,137	14,771	15,908	18,419	239,290	257,709
Annaly Capital Management, Inc. (REIT)	27,420	340,360	367,780	273,377	3,393,389	3,666,766
Apartment Investment & Management Co. (REIT), Class A	1,828	23,721	25,549	47,363	614,611	661,974
AvalonBay Communities, Inc. (REIT)	3,795	46,553	50,348	448,683	5,503,961	5,952,644
BioMed Realty Trust, Inc. (REIT)	5,321	67,024	72,345	96,417	1,214,475	1,310,892

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Boston Properties, Inc. (REIT)	3,983	49,392	53,375	399,774	4,957,475	5,357,249
Brandywine Realty Trust (REIT)	4,473	56,271	60,744	63,025	792,858	855,883
BRE Properties, Inc. (REIT)	2,186	27,737	29,923	119,596	1,517,491	1,637,087
Brixmor Property Group, Inc. (REIT)*	1,106	13,715	14,821	22,485	278,826	301,311
Camden Property Trust (REIT)	2,448	30,519	32,967	139,242	1,735,921	1,875,163
CBL & Associates Properties, Inc. (REIT)	3,135	39,520	42,655	56,305	709,779	766,084
Chimera Investment Corp. (REIT)	29,712	369,168	398,880	92,107	1,144,421	1,236,528
CommonWealth REIT (REIT)	3,379	42,567	45,946	78,764	992,237	1,071,001
Corporate Office Properties Trust/Maryland (REIT)	2,448	30,849	33,297	57,993	730,813	788,806
Corrections Corp. of America (REIT)	1,215	15,274	16,489	38,965	489,837	528,802
DDR Corp. (REIT)	7,607	94,862	102,469	116,920	1,458,029	1,574,949
Digital Realty Trust, Inc. (REIT)	783	9,877	10,660	38,461	485,158	523,619
Douglas Emmett, Inc. (REIT)	4,114	51,230	55,344	95,815	1,193,147	1,288,962
Duke Realty Corp. (REIT)	9,273	115,566	124,839	139,466	1,738,113	1,877,579
Equity Lifestyle Properties, Inc. (REIT)	686	8,302	8,988	24,854	300,782	325,636
Equity Residential (REIT)	10,449	129,390	139,839	541,990	6,711,459	7,253,449
Essex Property Trust, Inc. (REIT)	1,110	13,680	14,790	159,296	1,963,217	2,122,513
Extra Space Storage, Inc. (REIT)	2,938	36,686	39,624	123,778	1,545,581	1,669,359
Federal Realty Investment Trust (REIT)	686	8,136	8,822	69,567	825,072	894,639
Gaming and Leisure Properties, Inc. (REIT)*	1,959	24,412	26,371	99,537	1,240,374	1,339,911
General Growth Properties, Inc. (REIT)	17,147	213,678	230,825	344,140	4,288,517	4,632,657
Hatteras Financial Corp. (REIT)	2,807	35,519	38,326	45,866	580,380	626,246

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
HCP, Inc. (REIT)	13,199	163,310	176,509	479,388	5,931,419	6,410,807
Health Care REIT, Inc. (REIT)	8,228	102,284	110,512	440,774	5,479,354	5,920,128
Healthcare Trust of America, Inc. (REIT), Class A	3,200	40,095	43,295	31,488	394,535	426,023
Home Properties, Inc. (REIT)	1,635	20,446	22,081	87,669	1,096,315	1,183,984
Hospitality Properties Trust (REIT)	3,983	50,200	54,183	107,660	1,356,906	1,464,566
Host Hotels & Resorts, Inc. (REIT)	21,490	267,548	289,038	417,766	5,201,133	5,618,899
Kilroy Realty Corp. (REIT)	2,321	29,267	31,588	116,468	1,468,618	1,585,086
Kimco Realty Corp. (REIT)	11,787	146,885	158,672	232,793	2,900,979	3,133,772
Liberty Property Trust (REIT)	3,769	46,578	50,347	127,656	1,577,597	1,705,253
Macerich Co. (REIT)	3,940	49,469	53,409	232,027	2,913,229	3,145,256
Mack-Cali Realty Corp. (REIT)	2,514	31,639	34,153	54,001	679,606	733,607
MFA Financial, Inc. (REIT)	10,449	129,808	140,257	73,770	916,445	990,215
Mid-America Apartment Communities, Inc. (REIT)	2,207	26,831	29,038	134,053	1,629,715	1,763,768
National Retail Properties, Inc. (REIT)	3,362	42,600	45,962	101,969	1,292,058	1,394,027
Piedmont Office Realty Trust, Inc. (REIT), Class A	4,766	60,322	65,088	78,734	996,519	1,075,253
Post Properties, Inc. (REIT)	1,600	19,615	21,215	72,368	887,186	959,554
Prologis, Inc. (REIT)	14,442	179,012	193,454	533,632	6,614,493	7,148,125
Public Storage (REIT)	328	3,522	3,850	49,371	530,131	579,502
Realty Income Corp. (REIT)	5,649	70,539	76,188	210,877	2,633,221	2,844,098
Regency Centers Corp. (REIT)	1,535	19,167	20,702	71,071	887,432	958,503
Retail Properties of America, Inc. (REIT), Class A	3,786	48,111	51,897	48,158	611,972	660,130
Senior Housing Properties Trust (REIT)	4,962	62,660	67,622	110,305	1,392,932	1,503,237

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Simon Property Group, Inc. (REIT)	2,302	28,245	30,547	350,272	4,297,759	4,648,031
SL Green Realty Corp. (REIT)	2,710	32,905	35,615	250,350	3,039,764	3,290,114
Spirit Realty Capital, Inc. (REIT)	8,573	107,360	115,933	84,273	1,055,349	1,139,622
Taubman Centers, Inc. (REIT)	1,535	18,808	20,343	98,117	1,202,207	1,300,324
Two Harbors Investment Corp. (REIT)	10,580	131,281	141,861	98,182	1,218,288	1,316,470
UDR, Inc. (REIT)	7,249	90,079	97,328	169,264	2,103,345	2,272,609
Ventas, Inc. (REIT)	4,673	57,825	62,498	267,669	3,312,216	3,579,885
Vornado Realty Trust (REIT)	4,414	54,132	58,546	391,919	4,806,380	5,198,299
Weingarten Realty Investors (REIT)	3,493	43,823	47,316	95,778	1,201,627	1,297,405
WP Carey, Inc. (REIT)	1,666	20,687	22,353	102,209	1,269,147	1,371,356

				9,921,867	123,141,507	133,063,374

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	—	57,800	57,800	—	1,520,140	1,520,140
Forest City Enterprises, Inc., Class A*	4,538	56,720	61,258	86,676	1,083,352	1,170,028
Howard Hughes Corp.*	1,166	14,233	15,399	140,036	1,709,383	1,849,419
Jones Lang LaSalle, Inc	1,307	72,642	73,949	133,824	7,437,814	7,571,638
Realogy Holdings Corp.*	359	4,748	5,107	17,760	234,884	252,644
St. Joe Co.*	1,797	22,445	24,242	34,484	430,720	465,204

				412,780	12,416,293	12,829,073

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	18,870	208,332	227,202	177,944	1,964,571	2,142,515
New York Community Bancorp, Inc.	12,701	158,437	171,138	214,012	2,669,663	2,883,675
People’s United Financial, Inc.	8,901	111,247	120,148	134,583	1,682,055	1,816,638
TFS Financial Corp.*	2,186	28,310	30,496	26,484	342,976	369,460

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Washington Federal, Inc.	2,938	37,460	40,398	68,426	872,443	940,869

				621,449	7,531,708	8,153,157

Total Financials				167,485,554	1,411,266,222	1,578,751,776

Health Care (12.5%)
Biotechnology (0.3%)
Celgene Corp.*	—	28,200	28,200	—	4,764,672	4,764,672
Gilead Sciences, Inc.*	—	100,500	100,500	—	7,552,575	7,552,575
Quintiles Transnational Holdings, Inc.*	424	5,442	5,866	19,648	252,182	271,830
Vertex Pharmaceuticals, Inc.*	6,814	57,200	64,014	506,281	4,249,960	4,756,241

				525,929	16,819,389	17,345,318

Health Care Equipment & Supplies (2.8%)
Abbott Laboratories	82,678	560,034	642,712	3,169,048	21,466,103	24,635,151
Alere, Inc.*	2,352	29,201	31,553	85,142	1,057,076	1,142,218
Baxter International, Inc.	67,841	17,200	85,041	4,718,342	1,196,260	5,914,602
Boston Scientific Corp.*	39,085	484,721	523,806	469,802	5,826,346	6,296,148
CareFusion Corp.*	6,300	79,000	85,300	250,866	3,145,780	3,396,646
Cooper Cos., Inc.	359	4,505	4,864	44,459	557,899	602,358
Covidien plc	67,265	203,262	270,527	4,580,746	13,842,142	18,422,888
DENTSPLY International, Inc.	2,938	37,149	40,087	142,434	1,800,984	1,943,418
Hill-Rom Holdings, Inc.	1,731	21,534	23,265	71,559	890,216	961,775
Hologic, Inc.*	5,452	112,473	117,925	121,852	2,513,772	2,635,624
Medtronic, Inc.	89,022	1,016,649	1,105,671	5,108,973	58,345,486	63,454,459
St. Jude Medical, Inc.	19,911	298,929	318,840	1,233,486	18,518,652	19,752,138
Stryker Corp.	3,983	49,859	53,842	299,283	3,746,405	4,045,688
Teleflex, Inc.	1,241	14,857	16,098	116,480	1,394,478	1,510,958
Zimmer Holdings, Inc.	4,604	226,020	230,624	429,047	21,062,804	21,491,851

				20,841,519	155,364,403	176,205,922

Health Care Providers & Services (1.9%)
Aetna, Inc.	29,525	240,076	269,601	2,025,120	16,466,813	18,491,933
Cardinal Health, Inc.	9,894	122,848	132,742	661,018	8,207,475	8,868,493
Cigna Corp.	7,804	96,647	104,451	682,694	8,454,680	9,137,374
Community Health Systems, Inc.*	2,514	31,285	33,799	98,725	1,228,562	1,327,287

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Envision Healthcare Holdings, Inc.*	397	6,162	6,559	14,101	218,874	232,975
Express Scripts Holding Co.*	18,791	37,082	55,873	1,319,880	2,604,640	3,924,520
HCA Holdings, Inc.*	7,183	89,146	96,329	342,701	4,253,156	4,595,857
Health Net, Inc.*	22,236	163,756	185,992	659,742	4,858,641	5,518,383
Humana, Inc.	4,538	56,596	61,134	468,412	5,841,839	6,310,251
LifePoint Hospitals, Inc.*	1,338	17,043	18,381	70,700	900,552	971,252
MEDNAX, Inc.*	1,110	12,896	14,006	59,252	688,388	747,640
Omnicare, Inc.	3,004	37,744	40,748	181,321	2,278,228	2,459,549
Patterson Cos., Inc.	228	3,357	3,585	9,394	138,308	147,702
Premier, Inc., Class A*	335	4,150	4,485	12,315	152,554	164,869
Quest Diagnostics, Inc.	12,603	154,494	167,097	674,765	8,271,609	8,946,374
UnitedHealth Group, Inc.	29,555	366,499	396,054	2,225,491	27,597,375	29,822,866
Universal Health Services, Inc., Class B	848	10,690	11,538	68,908	868,669	937,577
VCA Antech, Inc.*	2,514	31,829	34,343	78,839	998,157	1,076,996
WellPoint, Inc.	12,518	126,328	138,846	1,156,538	11,671,444	12,827,982

				10,809,916	105,699,964	116,509,880

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	5,093	63,957	69,050	78,738	988,775	1,067,513
Veeva Systems, Inc., Class A*	152	1,892	2,044	4,879	60,733	65,612

				83,617	1,049,508	1,133,125

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	8,914	110,206	119,120	509,792	6,302,681	6,812,473
Bio-Rad Laboratories, Inc., Class A*	621	7,362	7,983	76,762	910,017	986,779
Charles River Laboratories International, Inc.*	817	9,709	10,526	43,334	514,965	558,299
Life Technologies Corp.*	2,097	23,531	25,628	158,952	1,783,650	1,942,602
PerkinElmer, Inc.	3,266	40,238	43,504	134,657	1,659,013	1,793,670
QIAGEN N.V.*	6,759	84,085	90,844	160,932	2,002,064	2,162,996
Techne Corp.	621	7,141	7,762	58,790	676,039	734,829
Thermo Fisher Scientific, Inc.	25,927	128,987	154,914	2,886,971	14,362,702	17,249,673

				4,030,190	28,211,131	32,241,321

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Pharmaceuticals (7.0%)
AstraZeneca plc (ADR)	—	232,021	232,021	—	13,775,087	13,775,087
Bristol-Myers Squibb Co.	6,587	82,101	88,688	350,099	4,363,668	4,713,767
Eli Lilly and Co.	22,432	589,623	612,055	1,144,032	30,070,773	31,214,805
Forest Laboratories, Inc.*	7,738	95,834	103,572	464,512	5,752,915	6,217,427
GlaxoSmithKline plc (ADR)	21,900	184,200	206,100	1,169,241	9,834,438	11,003,679
Hospira, Inc.*	4,800	126,887	131,687	198,144	5,237,895	5,436,039
Johnson & Johnson	155,844	1,175,273	1,331,117	14,273,752	107,643,254	121,917,006
Mallinckrodt plc*	1,739	21,223	22,962	90,880	1,109,114	1,199,994
Merck & Co., Inc.	131,642	1,323,182	1,454,824	6,588,682	66,225,259	72,813,941
Pfizer, Inc.	714,341	4,239,691	4,954,032	21,880,265	129,861,735	151,742,000
Roche Holding AG (ADR)	14,349	109,600	123,949	1,007,300	7,693,920	8,701,220
Roche Holding AG	2,651	—	2,651	740,574	—	740,574
Teva Pharmaceutical Industries Ltd. (ADR)	—	139,470	139,470	—	5,589,958	5,589,958
Zoetis, Inc.	1,136	—	1,136	37,136	—	37,136

				47,944,617	387,158,016	435,102,633

Total Health Care				84,235,788	694,302,411	778,538,199

Industrials (8.4%)
Aerospace & Defense (1.7%)
Alliant Techsystems, Inc.	914	11,595	12,509	111,215	1,410,879	1,522,094
B/E Aerospace, Inc.*	197	2,286	2,483	17,145	198,950	216,095
Boeing Co.	29,850	71,379	101,229	4,074,226	9,742,520	13,816,746
Exelis, Inc.	5,387	67,586	72,973	102,676	1,288,189	1,390,865
General Dynamics Corp.	8,652	107,356	116,008	826,699	10,257,866	11,084,565
Honeywell International, Inc.	68,244	90,950	159,194	6,235,454	8,310,101	14,545,555
L-3 Communications Holdings, Inc.	2,645	32,423	35,068	282,645	3,464,722	3,747,367
Lockheed Martin Corp.	26,516	—	26,516	3,941,869	—	3,941,869
Northrop Grumman Corp.	22,308	196,965	219,273	2,556,720	22,574,159	25,130,879
Raytheon Co.	9,404	206,281	215,685	852,943	18,709,687	19,562,630
Rockwell Collins, Inc.	424	5,391	5,815	31,342	398,503	429,845
Spirit AeroSystems Holdings, Inc., Class A*	2,938	37,335	40,273	100,127	1,272,377	1,372,504
Textron, Inc.	7,966	99,841	107,807	292,830	3,670,155	3,962,985
Triumph Group, Inc.	1,241	14,801	16,042	94,403	1,125,912	1,220,315
United Technologies Corp.	24,548	20,865	45,413	2,793,562	2,374,437	5,167,999

				22,313,856	84,798,457	107,112,313

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Air Freight & Logistics (0.3%)
FedEx Corp.	9,242	113,873	123,115	1,328,723	16,371,521	17,700,244
United Parcel Service, Inc., Class B	20,415	—	20,415	2,145,208	—	2,145,208

				3,473,931	16,371,521	19,845,452

Airlines (0.3%)
Alaska Air Group, Inc.	197	1,989	2,186	14,454	145,933	160,387
American Airlines Group, Inc.*	4,880	55,182	60,062	123,220	1,393,345	1,516,565
Delta Air Lines, Inc.	30,687	424,931	455,618	842,972	11,672,855	12,515,827
Southwest Airlines Co.	18,611	230,989	249,600	350,631	4,351,833	4,702,464

				1,331,277	17,563,966	18,895,243

Building Products (0.1%)
A.O. Smith Corp.	1,307	15,952	17,259	70,500	860,451	930,951
Allegion plc*	849	10,333	11,182	37,532	456,629	494,161
Fortune Brands Home & Security, Inc.	555	7,241	7,796	25,363	330,914	356,277
Owens Corning, Inc.*	3,428	42,709	46,137	139,588	1,739,110	1,878,698

				272,983	3,387,104	3,660,087

Commercial Services & Supplies (0.3%)
ADT Corp.	6,335	78,603	84,938	256,377	3,181,064	3,437,441
Cintas Corp.	2,155	26,690	28,845	128,416	1,590,457	1,718,873
Covanta Holding Corp.	3,004	38,165	41,169	53,321	677,429	730,750
Iron Mountain, Inc.	453	6,161	6,614	13,749	186,986	200,735
KAR Auction Services, Inc.	1,338	17,139	18,477	39,538	506,458	545,996
Pitney Bowes, Inc.	3,231	41,047	44,278	75,282	956,395	1,031,677
R.R. Donnelley & Sons Co.	2,317	29,944	32,261	46,989	607,264	654,253
Republic Services, Inc.	7,804	97,161	104,965	259,093	3,225,745	3,484,838
Tyco International Ltd.	34,627	—	34,627	1,421,092	—	1,421,092
Waste Connections, Inc.	229	2,553	2,782	9,991	111,387	121,378
Waste Management, Inc.	12,473	154,388	166,861	559,664	6,927,390	7,487,054

				2,863,512	17,970,575	20,834,087

Construction & Engineering (0.2%)
AECOM Technology Corp.*	2,710	33,555	36,265	79,755	987,524	1,067,279
Fluor Corp.	1,893	23,512	25,405	151,989	1,887,778	2,039,767

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Jacobs Engineering Group, Inc.*	3,821	47,064	50,885	240,685	2,964,561	3,205,246
KBR, Inc.	4,211	53,186	57,397	134,289	1,696,102	1,830,391
Quanta Services, Inc.*	4,700	59,355	64,055	148,332	1,873,244	2,021,576
URS Corp.	2,221	27,330	29,551	117,691	1,448,217	1,565,908

				872,741	10,857,426	11,730,167

Electrical Equipment (0.4%)
Babcock & Wilcox Co.	979	12,579	13,558	33,472	430,076	463,548
Eaton Corp. plc.	29,093	169,961	199,054	2,214,559	12,937,431	15,151,990
Emerson Electric Co.	5,290	65,145	70,435	371,252	4,571,876	4,943,128
Hubbell, Inc., Class B	490	5,956	6,446	53,361	648,609	701,970
Regal-Beloit Corp.	1,272	16,221	17,493	93,772	1,195,812	1,289,584

				2,766,416	19,783,804	22,550,220

Industrial Conglomerates (3.0%)
3M Co.	22,016	58,004	80,020	3,087,744	8,135,061	11,222,805
Carlisle Cos., Inc.	1,797	21,681	23,478	142,682	1,721,472	1,864,154
Danaher Corp.	35,529	171,457	206,986	2,742,839	13,236,480	15,979,319
General Electric Co.	718,920	4,803,027	5,521,947	20,151,327	134,628,847	154,780,174

				26,124,592	157,721,860	183,846,452

Machinery (1.6%)
AGCO Corp.	2,842	35,009	37,851	168,218	2,072,183	2,240,401
Caterpillar, Inc.	15,608	193,553	209,161	1,417,362	17,576,548	18,993,910
Crane Co.	131	1,343	1,474	8,810	90,317	99,127
Cummins, Inc.	979	12,347	13,326	138,010	1,740,557	1,878,567
Donaldson Co., Inc.	293	4,161	4,454	12,734	180,837	193,571
Dover Corp.	1,272	16,167	17,439	122,799	1,560,762	1,683,561
Harsco Corp.	2,155	27,024	29,179	60,405	757,483	817,888
IDEX Corp.	197	2,058	2,255	14,548	151,983	166,531
Illinois Tool Works, Inc.	32,754	260,886	293,640	2,753,956	21,935,295	24,689,251
Ingersoll-Rand plc.	2,548	51,196	53,744	156,957	3,153,674	3,310,631
Joy Global, Inc.	3,069	38,243	41,312	179,506	2,236,833	2,416,339
Kennametal, Inc.	2,286	28,309	30,595	119,032	1,474,050	1,593,082
Navistar International Corp.*	1,338	17,503	18,841	51,098	668,439	719,537
Oshkosh Corp.	2,514	31,685	34,199	126,655	1,596,290	1,722,945
PACCAR, Inc.	8,880	110,696	119,576	525,430	6,549,882	7,075,312
Parker Hannifin Corp.	4,376	71,762	76,138	562,929	9,231,464	9,794,393
Pentair Ltd. (Registered)	13,722	73,450	87,172	1,065,788	5,704,861	6,770,649
Snap-on, Inc.	1,569	18,596	20,165	171,837	2,036,634	2,208,471
SPX Corp.	1,338	16,864	18,202	133,278	1,679,823	1,813,101

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Stanley Black & Decker, Inc.	15,738	53,132	68,870	1,269,899	4,287,221	5,557,120
Terex Corp.	3,200	40,003	43,203	134,368	1,679,726	1,814,094
Timken Co.	2,514	31,025	33,539	138,446	1,708,547	1,846,993
Trinity Industries, Inc.	2,252	28,497	30,749	122,779	1,553,656	1,676,435
Xylem, Inc.	4,962	62,555	67,517	171,685	2,164,403	2,336,088

				9,626,529	91,791,468	101,417,997

Marine (0.0%)
Kirby Corp.*	686	8,353	9,039	68,085	829,035	897,120

Professional Services (0.1%)
Dun & Bradstreet Corp.	131	1,121	1,252	16,080	137,603	153,683
Manpowergroup, Inc.	2,286	27,722	30,008	196,276	2,380,211	2,576,487
Nielsen Holdings N.V	5,440	67,209	72,649	249,642	3,084,221	3,333,863
Towers Watson & Co., Class A	1,893	23,466	25,359	241,566	2,994,496	3,236,062

				703,564	8,596,531	9,300,095

Road & Rail (0.3%)
Amerco, Inc.*	131	1,272	1,403	31,157	302,532	333,689
Canadian National Railway Co.	14,194	—	14,194	809,342	—	809,342
Con-way, Inc.	1,045	12,859	13,904	41,497	510,631	552,128
CSX Corp.	14,790	184,018	198,808	425,508	5,294,198	5,719,706
Genesee & Wyoming, Inc., Class A*	752	8,787	9,539	72,230	843,991	916,221
Norfolk Southern Corp.	7,511	92,797	100,308	697,246	8,614,346	9,311,592
Ryder System, Inc.	1,469	18,689	20,158	108,383	1,378,874	1,487,257
Union Pacific Corp.	—	10,200	10,200	—	1,713,600	1,713,600

				2,185,363	18,658,172	20,843,535

Trading Companies & Distributors (0.1%)
Air Lease Corp.	2,024	25,225	27,249	62,906	783,993	846,899
GATX Corp.	1,338	16,874	18,212	69,803	880,317	950,120
HD Supply Holdings, Inc.*	599	8,247	8,846	14,382	198,010	212,392
MRC Global, Inc.*	1,338	17,105	18,443	43,164	551,807	594,971
WESCO International, Inc.*	1,307	15,857	17,164	119,029	1,444,097	1,563,126

				309,284	3,858,224	4,167,508

Total Industrials				72,912,133	452,188,143	525,100,276

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Information Technology (9.8%)
Communications Equipment (1.7%)
Brocade Communications Systems, Inc.*	12,832	159,444	172,276	113,820	1,414,268	1,528,088
Cisco Systems, Inc.	351,373	3,239,841	3,591,214	7,888,324	72,734,431	80,622,755
CommScope Holding Co., Inc.*	512	6,401	6,913	9,687	121,107	130,794
EchoStar Corp., Class A*	1,176	14,607	15,783	58,471	726,260	784,731
Harris Corp.	18,445	149,556	168,001	1,287,645	10,440,504	11,728,149
JDS Uniphase Corp.*	1,535	19,568	21,103	19,924	253,993	273,917
Juniper Networks, Inc.*	11,918	148,311	160,229	268,989	3,347,379	3,616,368
Motorola Solutions, Inc.	359	4,702	5,061	24,233	317,385	341,618
Polycom, Inc.*	4,962	62,015	66,977	55,723	696,428	752,151
Riverbed Technology, Inc.*	162	3,262	3,424	2,929	58,977	61,906
Telefonaktiebolaget LM Ericsson (ADR)	—	490,300	490,300	—	6,001,272	6,001,272

				9,729,745	96,112,004	105,841,749

Computers & Peripherals (2.4%)
Apple, Inc.	8,228	145,777	154,005	4,616,813	81,796,932	86,413,745
Diebold, Inc.	1,762	22,924	24,686	58,164	756,721	814,885
EMC Corp.	30,398	377,411	407,809	764,510	9,491,887	10,256,397
Hewlett-Packard Co.	158,013	1,316,664	1,474,677	4,421,204	36,840,259	41,261,463
Lexmark International, Inc., Class A	1,762	22,652	24,414	62,586	804,599	867,185
SanDisk Corp.	3,886	47,786	51,672	274,118	3,370,824	3,644,942
Stratasys Ltd.*	485	5,166	5,651	65,330	695,860	761,190
Western Digital Corp.	6,138	75,904	82,042	514,978	6,368,346	6,883,324

				10,777,703	140,125,428	150,903,131

Electronic Equipment, Instruments & Components (0.5%)
Arrow Electronics, Inc.*	16,004	155,704	171,708	868,217	8,446,942	9,315,159
Avnet, Inc.	3,917	49,265	53,182	172,779	2,173,079	2,345,858
AVX Corp.	1,272	17,071	18,343	17,719	237,799	255,518
CDW Corp.	494	6,214	6,708	11,540	145,159	156,699
Corning, Inc.	42,675	701,764	744,439	760,468	12,505,435	13,265,903

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Dolby Laboratories, Inc., Class A*	717	9,819	10,536	27,648	378,621	406,269
FLIR Systems, Inc.	1,241	15,494	16,735	37,354	466,369	503,723
Ingram Micro, Inc., Class A*	4,342	54,783	59,125	101,863	1,285,209	1,387,072
Jabil Circuit, Inc.	5,845	72,829	78,674	101,937	1,270,138	1,372,075
Tech Data Corp.*	1,110	13,649	14,759	57,276	704,288	761,564
Vishay Intertechnology, Inc.*	3,721	47,227	50,948	49,340	626,230	675,570

				2,206,141	28,239,269	30,445,410

Internet Software & Services (0.4%)
AOL, Inc.*	2,170	27,833	30,003	101,165	1,297,575	1,398,740
Google, Inc., Class A*	—	7,300	7,300	—	8,181,183	8,181,183
Twitter, Inc.*	589	7,303	7,892	37,490	464,836	502,326
Yahoo!, Inc.*	25,893	321,310	347,203	1,047,113	12,993,776	14,040,889

				1,185,768	22,937,370	24,123,138

IT Services (0.8%)
Accenture plc, Class A	32,493	—	32,493	2,671,574	—	2,671,574
Amdocs Ltd.	17,169	162,374	179,543	708,050	6,696,304	7,404,354
Booz Allen Hamilton Holding Corp.	8	703	711	153	13,462	13,615
Computer Sciences Corp.	4,376	53,994	58,370	244,531	3,017,185	3,261,716
CoreLogic, Inc.*	2,676	34,349	37,025	95,078	1,220,420	1,315,498
DST Systems, Inc.	197	2,243	2,440	17,876	203,530	221,406
Fidelity National Information Services, Inc.	14,422	94,919	109,341	774,173	5,095,252	5,869,425
Fiserv, Inc.*	12,346	—	12,346	729,031	—	729,031
International Business Machines Corp.	12,913	50,400	63,313	2,422,091	9,453,528	11,875,619
Leidos Holdings, Inc.	2,122	26,262	28,384	98,652	1,220,920	1,319,572
Lender Processing Services, Inc.	524	5,612	6,136	19,587	209,777	229,364
MasterCard, Inc., Class A	—	7,100	7,100	—	5,931,766	5,931,766
Paychex, Inc.	914	11,756	12,670	41,614	535,251	576,865
Science Applications International Corp.	1,141	15,021	16,162	37,733	496,744	534,477
Total System Services, Inc.	1,045	13,241	14,286	34,778	440,660	475,438
VeriFone Systems, Inc.*	3,135	39,113	42,248	84,081	1,049,011	1,133,092
Western Union Co.	21,680	435,494	457,174	373,980	7,512,272	7,886,252

				8,352,982	43,096,082	51,449,064

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Office Electronics (0.4%)
Xerox Corp.	162,888	1,899,137	2,062,025	1,982,347	23,112,497	25,094,844
Zebra Technologies Corp., Class A*	1,372	16,719	18,091	74,198	904,164	978,362

				2,056,545	24,016,661	26,073,206

Semiconductors & Semiconductor Equipment (1.8%)
Altera Corp.	6,007	75,360	81,367	195,408	2,451,461	2,646,869
Analog Devices, Inc.	5,028	62,967	67,995	256,076	3,206,909	3,462,985
Applied Materials, Inc.	71,021	626,189	697,210	1,256,362	11,077,283	12,333,645
Avago Technologies Ltd.	621	7,494	8,115	32,845	396,358	429,203
Broadcom Corp., Class A	9,273	115,536	124,809	274,944	3,425,642	3,700,586
Fairchild Semiconductor International, Inc.*	3,590	45,745	49,335	47,927	610,696	658,623
First Solar, Inc.*	1,897	24,397	26,294	103,652	1,333,052	1,436,704
Freescale Semiconductor Ltd.*	848	11,180	12,028	13,610	179,439	193,049
Intel Corp.	166,782	1,669,730	1,836,512	4,329,661	43,346,191	47,675,852
KLA-Tencor Corp.	4,766	68,397	73,163	307,216	4,408,871	4,716,087
Lam Research Corp.*	16,132	44,832	60,964	878,387	2,441,102	3,319,489
LSI Corp.	14,073	174,552	188,625	155,085	1,923,563	2,078,648
Marvell Technology Group Ltd.	11,428	141,772	153,200	164,335	2,038,681	2,203,016
Micron Technology, Inc.*	55,978	529,267	585,245	1,218,081	11,516,850	12,734,931
NVIDIA Corp.	24,218	207,697	231,915	387,972	3,327,306	3,715,278
ON Semiconductor Corp.*	621	8,172	8,793	5,117	67,337	72,454
Silicon Laboratories, Inc.*	197	2,070	2,267	8,532	89,652	98,184
Skyworks Solutions, Inc.*	914	11,642	12,556	26,104	332,496	358,600
Teradyne, Inc.*	5,452	297,497	302,949	96,064	5,241,897	5,337,961
Texas Instruments, Inc.	97,555	—	97,555	4,283,640	—	4,283,640

				14,041,018	97,414,786	111,455,804

Software (1.7%)
Activision Blizzard, Inc.	7,889	89,187	97,076	140,661	1,590,204	1,730,865
Adobe Systems, Inc.*	8,849	110,015	118,864	529,878	6,587,698	7,117,576
Autodesk, Inc.*	1,272	16,697	17,969	64,020	840,360	904,380
CA, Inc.	9,435	117,871	127,306	317,488	3,966,359	4,283,847
Compuware Corp.	6,138	76,687	82,825	68,807	859,661	928,468
Electronic Arts, Inc.*	53,424	492,129	545,553	1,225,547	11,289,439	12,514,986
FireEye, Inc.*	125	1,551	1,676	5,451	67,639	73,090
MICROS Systems, Inc.*	1,893	24,055	25,948	108,601	1,380,036	1,488,637
Microsoft Corp.	—	1,025,232	1,025,232	—	38,374,434	38,374,434

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Nuance Communications, Inc.*	7,476	93,959	101,435	113,635	1,428,177	1,541,812
Oracle Corp.	146,321	432,971	579,292	5,598,242	16,565,471	22,163,713
Rovi Corp.*	2,645	32,880	35,525	52,080	647,407	699,487
Symantec Corp.	122,495	383,936	506,431	2,888,432	9,053,211	11,941,643
Synopsys, Inc.*	4,407	55,240	59,647	178,792	2,241,087	2,419,879
Zynga, Inc., Class A*	16,815	209,574	226,389	63,897	796,381	860,278

				11,355,531	95,687,564	107,043,095

Total Information Technology				59,705,433	547,629,164	607,334,597

Materials (2.4%)
Chemicals (1.5%)
Air Products and Chemicals, Inc.	8,922	74,900	83,822	997,301	8,372,322	9,369,623
Akzo Nobel N.V. (ADR)	—	215,800	215,800	—	5,582,746	5,582,746
Albemarle Corp.	1,500	18,221	19,721	95,085	1,155,029	1,250,114
Ashland, Inc.	2,352	70,061	72,413	228,238	6,798,719	7,026,957
Cabot Corp.	1,862	22,927	24,789	95,707	1,178,448	1,274,155
Celanese Corp.	—	1,400	1,400	—	77,434	77,434
CF Industries Holdings, Inc.	1,784	21,350	23,134	415,743	4,975,404	5,391,147
Cytec Industries, Inc.	1,041	13,172	14,213	96,980	1,227,104	1,324,084
Dow Chemical Co.	30,398	377,679	408,077	1,349,671	16,768,948	18,118,619
Huntsman Corp.	5,518	69,495	75,013	135,743	1,709,577	1,845,320
Kronos Worldwide, Inc.	555	7,506	8,061	10,573	142,989	153,562
LyondellBasell Industries N.V., Class A	24,243	278,680	302,923	1,946,228	22,372,430	24,318,658
Monsanto Co.	32,031	—	32,031	3,733,213	—	3,733,213
Mosaic Co.	42,917	107,835	150,752	2,028,687	5,097,360	7,126,047
PPG Industries, Inc.	9,244	4,673	13,917	1,753,217	886,281	2,639,498
Rockwood Holdings, Inc.	621	7,708	8,329	44,662	554,359	599,021
RPM International, Inc.	262	3,070	3,332	10,876	127,436	138,312
Sigma-Aldrich Corp.	262	2,447	2,709	24,631	230,043	254,674
Valspar Corp.	1,660	—	1,660	118,341	—	118,341
W.R. Grace & Co.*	328	3,616	3,944	32,429	357,514	389,943
Westlake Chemical Corp.	131	1,087	1,218	15,991	132,690	148,681

				13,133,316	77,746,833	90,880,149

Construction Materials (0.0%)
Vulcan Materials Co.	3,721	46,733	50,454	221,102	2,776,875	2,997,977

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Containers & Packaging (0.2%)
AptarGroup, Inc.	621	7,171	7,792	42,110	486,266	528,376
Avery Dennison Corp.	1,959	24,495	26,454	98,322	1,229,404	1,327,726
Bemis Co., Inc.	1,666	20,764	22,430	68,239	850,493	918,732
Crown Holdings, Inc.*	9,001	7,671	16,672	401,175	341,896	743,071
Greif, Inc., Class A	752	9,145	9,897	39,405	479,198	518,603
MeadWestvaco Corp.	5,093	63,577	68,670	188,084	2,347,899	2,535,983
Owens-Illinois, Inc.*	1,893	24,394	26,287	67,732	872,817	940,549
Rock-Tenn Co., Class A	621	7,292	7,913	65,211	765,733	830,944
Sonoco Products Co.	2,873	36,394	39,267	119,862	1,518,358	1,638,220

				1,090,140	8,892,064	9,982,204

Metals & Mining (0.7%)
Alcoa, Inc.	30,953	384,231	415,184	329,030	4,084,376	4,413,406
Allegheny Technologies, Inc.	3,069	38,841	41,910	109,349	1,383,905	1,493,254
Carpenter Technology Corp.	1,372	16,705	18,077	85,338	1,039,051	1,124,389
Cliffs Natural Resources, Inc.	4,342	54,997	59,339	113,804	1,441,471	1,555,275
Freeport-McMoRan Copper & Gold, Inc.	29,888	371,589	401,477	1,127,973	14,023,769	15,151,742
Newmont Mining Corp.	14,170	176,931	191,101	326,335	4,074,721	4,401,056
Nucor Corp.	9,207	114,242	123,449	491,470	6,098,238	6,589,708
Reliance Steel & Aluminum Co.	2,186	61,773	63,959	165,786	4,684,864	4,850,650
Royal Gold, Inc.	1,338	17,290	18,628	61,642	796,550	858,192
Steel Dynamics, Inc.	6,300	79,216	85,516	123,102	1,547,881	1,670,983
Tahoe Resources, Inc.*	2,055	26,730	28,785	34,195	444,787	478,982
United States Steel Corp.	4,180	51,837	56,017	123,310	1,529,191	1,652,501

				3,091,334	41,148,804	44,240,138

Paper & Forest Products (0.0%)
Domtar Corp.	979	11,918	12,897	92,358	1,124,344	1,216,702
International Paper Co.	1,762	27,651	29,413	86,391	1,355,729	1,442,120

				178,749	2,480,073	2,658,822

Total Materials				17,714,641	133,044,649	150,759,290

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Telecommunication Services (2.1%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	260,823	2,295,247	2,556,070	9,170,537	80,700,885	89,871,422
CenturyLink, Inc.	17,608	218,800	236,408	560,815	6,968,780	7,529,595
Frontier Communications Corp.	28,824	358,505	387,329	134,031	1,667,048	1,801,079
Intelsat S.A.*	521	7,600	8,121	11,743	171,304	183,047
Level 3 Communications, Inc.*	3,095	38,802	41,897	102,661	1,287,062	1,389,723
Verizon Communications, Inc.	30,235	—	30,235	1,485,748	—	1,485,748
Windstream Holdings, Inc.	914	11,722	12,636	7,294	93,542	100,836

				11,472,829	90,888,621	102,361,450

Wireless Telecommunication Services (0.4%)
Sprint Corp.*	20,113	250,068	270,181	216,215	2,688,231	2,904,446
Telephone & Data Systems, Inc.	2,728	33,864	36,592	70,328	873,014	943,342
T-Mobile US, Inc.*	4,943	61,927	66,870	166,282	2,083,224	2,249,506
U.S. Cellular Corp.	359	4,694	5,053	15,013	196,303	211,316
Vodafone Group plc (ADR)	186,186	263,800	449,986	7,318,972	10,369,978	17,688,950
Vodafone Group plc	412,317	—	412,317	1,618,180	—	1,618,180

				9,404,990	16,210,750	25,615,740

Total Telecommunication Services				20,877,819	107,099,371	127,977,190

Utilities (4.2%)
Electric Utilities (2.1%)
American Electric Power Co., Inc.	14,073	218,107	232,180	657,772	10,194,321	10,852,093
Duke Energy Corp.	26,551	253,543	280,094	1,832,284	17,497,002	19,329,286
Edison International	37,569	413,416	450,985	1,739,445	19,141,161	20,880,606
Entergy Corp.	5,159	64,055	69,214	326,410	4,052,760	4,379,170
Exelon Corp.	123,770	307,518	431,288	3,390,060	8,422,918	11,812,978
FirstEnergy Corp.	12,060	150,316	162,376	397,739	4,957,422	5,355,161
Great Plains Energy, Inc.	4,407	55,312	59,719	106,826	1,340,763	1,447,589

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Hawaiian Electric Industries, Inc.	2,842	35,422	38,264	74,062	923,097	997,159
NextEra Energy, Inc.	12,277	152,636	164,913	1,051,157	13,068,694	14,119,851
Northeast Utilities	9,062	113,035	122,097	384,138	4,791,554	5,175,692
OGE Energy Corp.	5,714	71,246	76,960	193,705	2,415,239	2,608,944
Pepco Holdings, Inc.	7,183	89,339	96,522	137,411	1,709,055	1,846,466
Pinnacle West Capital Corp.	3,200	39,525	42,725	169,344	2,091,663	2,261,007
PPL Corp.	32,103	226,932	259,035	965,979	6,828,384	7,794,363
Southern Co.	25,174	312,731	337,905	1,034,903	12,856,371	13,891,274
Westar Energy, Inc.	3,590	45,597	49,187	115,490	1,466,856	1,582,346
Xcel Energy, Inc.	14,366	178,713	193,079	401,386	4,993,241	5,394,627

				12,978,111	116,750,501	129,728,612

Gas Utilities (0.4%)
AGL Resources, Inc.	3,462	42,525	45,987	163,510	2,008,456	2,171,966
Atmos Energy Corp.	24,136	186,471	210,607	1,096,257	8,469,513	9,565,770
National Fuel Gas Co.	2,155	26,490	28,645	153,867	1,891,386	2,045,253
ONEOK, Inc.	393	4,451	4,844	24,437	276,763	301,200
Questar Corp.	4,342	54,782	59,124	99,823	1,259,438	1,359,261
UGI Corp.	17,631	179,563	197,194	730,981	7,444,682	8,175,663

				2,268,875	21,350,238	23,619,113

Independent Power Producers & Energy Traders (0.4%)
AES Corp.	17,925	1,219,516	1,237,441	260,092	17,695,177	17,955,269
Calpine Corp.*	10,056	125,486	135,542	196,193	2,448,232	2,644,425
NRG Energy, Inc.	9,338	115,919	125,257	268,187	3,329,194	3,597,381

				724,472	23,472,603	24,197,075

Multi-Utilities (1.3%)
Alliant Energy Corp.	3,166	39,904	43,070	163,366	2,059,047	2,222,413
Ameren Corp.	6,987	87,188	94,175	252,650	3,152,718	3,405,368
CenterPoint Energy, Inc.	38,408	153,990	192,398	890,297	3,569,488	4,459,785
CMS Energy Corp.	7,673	95,913	103,586	205,406	2,567,591	2,772,997
Consolidated Edison, Inc.	8,456	105,314	113,770	467,448	5,821,758	6,289,206
Dominion Resources, Inc.	16,784	207,528	224,312	1,085,757	13,424,986	14,510,743
DTE Energy Co.	7,845	62,511	70,356	520,830	4,150,105	4,670,935
Integrys Energy Group, Inc.	2,252	28,496	30,748	122,531	1,550,467	1,672,998
MDU Resources Group, Inc.	5,387	67,907	73,294	164,573	2,074,559	2,239,132

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares	EQ/Large Cap Value PLUS Number of Shares	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
NiSource, Inc.	9,045	112,159	121,204	297,400	3,687,788	3,985,188
PG&E Corp.	12,766	158,932	171,698	514,214	6,401,781	6,915,995
Public Service Enterprise Group, Inc.	20,720	181,785	202,505	663,869	5,824,391	6,488,260
SCANA Corp.	4,049	50,169	54,218	190,020	2,354,431	2,544,451
Sempra Energy	7,052	102,927	109,979	632,987	9,238,728	9,871,715
TECO Energy, Inc.	6,269	78,250	84,519	108,078	1,349,030	1,457,108
Vectren Corp.	2,317	29,627	31,944	82,253	1,051,759	1,134,012
Wisconsin Energy Corp.	6,628	82,179	88,807	274,001	3,397,280	3,671,281

				6,635,680	71,675,907	78,311,587

Water Utilities (0.1%)
American Water Works Co., Inc.	5,159	63,930	69,089	218,019	2,701,682	2,919,701
Aqua America, Inc.	537	7,931	8,468	12,668	187,092	199,760

				230,687	2,888,774	3,119,461

Total Utilities				22,837,825	236,138,023	258,975,848

Total Common Stock (92.0%) (Cost $4,287,714,909)				637,540,273	5,089,971,812	5,727,512,085

PREFERRED STOCK
Industrials (0.0%)
Machinery (0.0%)
Stanley Black & Decker, Inc. 6.250%*	—	6,000	6,000	—	619,200	619,200

Total Preferred Stock (0.0%) (Cost $600,000)				—	619,200	619,200

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares/Principle Amount ($)	EQ/Large Cap Value PLUS Number of Shares/ Principle Amount ($)	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares/ Principle Amount ($)	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	Combined Pro-forma Adjustments	EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
CONVERTIBLE PREFERRED STOCK:
Industrials (0.0%)
Aerospace & Defense (0.0%)
United Technologies Corp.
7.500%	3,427	—	3,427	224,366	—		224,366

Total Industrials				224,366	—		224,366

Total Convertible Preferred Stock (0.0%) (Cost $172,098)				224,366	—		224,366

SHORT-TERM INVESTMENTS:
Commercial Paper (0.0%)
HSBC USA, Inc. 0.05%, 1/2/14(p)	1,012,000	—	1,012,000	1,011,997	—		1,011,997

Total Commercial Paper				1,011,997	—		1,011,997

Total Short-Term Investments (0.0%) (Cost $1,011,999)				1,011,997	—		1,011,997

INVESTMENT COMPANIES:
Exchange Traded Funds (0.3%)
Mutual Funds (0.3%)
iShares Core S&P 500 ETF	—	294	294	—	54,581		54,581
iShares Morningstar Large-Cap ETF	—	499	499	—	53,812		53,812
iShares Morningstar Large-Cap Growth ETF	—	5,200	5,200	—	519,948		519,948
iShares Morningstar Large-Cap Value ETF	—	38,655	38,655	—	3,107,862		3,107,862
iShares Russell 1000 ETF	—	531	531	—	54,783		54,783
iShares Russell 1000 Growth ETF	—	5,670	5,670	—	487,337		487,337
iShares Russell 1000 Value ETF	—	59,838	59,838	—	5,634,346		5,634,346
iShares S&P 500 Value ETF	—	37,521	37,521	—	3,206,545		3,206,545
Vanguard Growth ETF	—	2,150	2,150	—	200,058		200,058
Vanguard Large-Cap ETF	—	1,964	1,964	—	166,547		166,547

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value Number of Shares/Principle Amount ($)	EQ/Large Cap Value PLUS Number of Shares/ Principle Amount ($)	EQ/Large Cap Value PLUS Combined† Pro-forma Number of Shares/ Principle Amount ($)	Multimanager Large Cap Value Value ($) (Note 1)	EQ/Large Cap Value PLUS Value ($) (Note 1)	Combined Pro-forma Adjustments		EQ/Large Cap Value PLUS Combined Pro-forma Value ($) (Note 1)
Vanguard Value ETF	—	44,621	44,621	—	3,408,598			3,408,598

Total Investment Companies (0.3%) (Cost $15,965,126)				—	16,894,417			16,894,417

Total Investments (92.3%) (Cost $4,305,464,132)				638,776,636	5,107,485,429			5,746,262,065
Other Assets Less Liabilities (7.7%)				65,148,811	411,852,237	(80,352)	††	476,920,696

Net Assets (100%)				$703,925,447	$5,519,337,666	$(80,352)		$6,223,182,761

*	Non-income producing.
(p)	Yield to maturity.
†	As of December 31, 2013, all of the portfolio securities of the Multimanager Large Cap Value Portfolio would comply with the strategies of the EQ/Large Cap Value PLUS Portfolio Combined Pro-forma.
††	Reflects adjustment due to Proxy cost associated with the reorganization.

Glossary

ADR - American Depositary Receipt

See Notes to Pro-forma Combined Financial Statements.

At December 31, 2013 the Portfolio had the following futures contracts open:

Multimanager Large Cap Value

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	83	March -14	$10,858,160	$11,117,020	$258,860
S&P 500 E-Mini Index	554	March -14	49,882,732	50,998,470	1,115,738

					$1,374,598

EQ/Large Cap Value PLUS

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P 400 MidCap E-Mini Index	579	March -14	$75,745,477	$77,551,260	$1,805,783
S&P 500 E-Mini Index	3,825	March -14	344,466,756	352,110,375	7,643,619

					$9,449,402

Combined Pro-Forma

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	662	March -14	$86,603,637	$88,668,280	$2,064,643
S&P 500 E-Mini Index	4,379	March -14	$394,349,488	$403,108,845	$8,759,357

					$10,824,000

See Notes to Pro-forma Combined Financial Statements.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Quoted prices in active markets for identical securities

•	Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

See Notes to Pro-forma Combined Financial Statements.

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)			Significant Other Observable Inputs (Level 2)			Significant Unobservable Inputs (Level 3)			Total
	Multimanager Large Cap Value	EQ/Large Cap Value PLUS	COMBINED PRO FORMA	Multimanager Large Cap Value	EQ/Large Cap Value PLUS	COMBINED PRO FORMA	Multimanager Large Cap Value	EQ/Large Cap Value PLUS	COMBINED PRO FORMA	Multimanager Large Cap Value	EQ/Large Cap Value PLUS	COMBINED PRO FORMA
Assets
Investments in Securities	$629,859,080	$5,107,485,429	$5,737,344,509	$8,917,556	$—	$8,917,556	$—	$—	$—	$638,776,636	$5,107,485,429	$5,746,262,065
Other Investments*	1,374,598	9,449,402	10,824,000	—	—	—	—	—	—	1,374,598	9,449,402	10,824,000

Total	$631,233,678	$5,116,934,831	$5,748,168,509	$8,917,556	$—	$8,917,556	$—	$—	$—	$640,151,234	$5,116,934,831	$5,757,086,065

Liabilities
Investments in Securities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other Investments*	—	—	—	—	—	—	—	—	—	—	—	—

Total	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Assets and Liabilities	$631,233,678	$5,116,934,831	$5,748,168,509	$8,917,556	$—	$8,917,556	$—	$—	$—	$640,151,234	$5,116,934,831	$5,757,086,065

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2013.

See Notes to Pro-forma Combined Financial Statements.

Fair Values of Derivative Instruments as of December 31, 2013:

Multimanager Large Cap Value

Statement of Assets and Liabilities

Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets-
	Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets-
	Unrealized appreciation	1,374,598	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$1,374,598

Liability Derivatives
Interest rate contracts	Payables, Net Assets-
	Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets-
	Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts		—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Pro-forma Combined Financial Statements.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	21,607,656	—	—	21,607,656
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$21,607,656	$—	$—	$21,607,656

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	1,270,089	—	—	1,270,089
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$1,270,089	$—	$—	$1,270,089

^	This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contacts with an average notional balance of approximately $69,311,000 during the year ended December 31, 2013.

See Notes to Pro-forma Combined Financial Statements.

Fair Values of Derivative Instruments as of December 31, 2013:

EQ/Large Cap Value PLUS

Statement of Assets and Liabilities

Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets-
	Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets-
	Unrealized appreciation	9,449,402	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$9,449,402

Liability Derivatives
Interest rate contracts	Payables, Net Assets-
	Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets-
	Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	63,127,530	—	—	63,127,530
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$63,127,530	$—	$—	$63,127,530

See Notes to Pro-forma Combined Financial Statements.

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	9,302,156	—	—	9,302,156
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$9,302,156	$—	$—	$9,302,156

^	This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contacts with an average notional balance of approximately $239,794,000 during the year ended December 31, 2013.

See Notes to Pro-forma Combined Financial Statements.

Combined Pro-Forma

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities

Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets-
	Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets-
	Unrealized appreciation	10,824,000	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$10,824,000

Liability Derivatives
Interest rate contracts	Payables, Net Assets-
	Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	—
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets-
	Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	84,735,186	—	—	84,735,186
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$84,735,186	$—	$—	$84,735,186

See Notes to Pro-forma Combined Financial Statements.

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	—	—	—
Credit contracts	—	—	—	—	—
Equity contracts	—	10,572,245	—	—	10,572,245
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$10,572,245	$—	$—	$10,572,245

^	This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contacts with an average notional balance of approximately $309,105,000 during the year ended December 31, 2013.

See Notes to Pro-forma Combined Financial Statements.

Multimanager Large Cap Value

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty (cannot be less than zero)
Exchange Traded Futures & Options Contracts (b)	$1,374,598	(c)	$—	$—	$1,374,598

EQ/Large Cap Value PLUS

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty (cannot be less than zero)
Exchange Traded Futures & Options Contracts (b)	$9,449,402	(c)	$—	$—	$9,449,402

Combined Pro-Forma

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty (cannot be less than zero)
Exchange Traded Futures & Options Contracts (b)	$10,824,000	(c)	$—	$—	$10,824,000

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers for futures contracts.

See Notes to Pro-forma Combined Financial Statements.

Investment security transactions for the year ended December 31, 2013 were as follows:

	12/31/2013
	Multimanager Large Cap Value	EQ/Large Cap Value PLUS	Combined Pro Forma
Cost of Purchases:
Long-term investments other than U.S. government debt securities	$234,151,692	$1,438,794,851	$1,672,946,543

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$463,468,847	$2,295,121,197	$2,758,590,044

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	Multimanager Large Cap Value	EQ/Large Cap Value PLUS	Combined Pro Forma
Aggregate gross unrealized appreciation	$221,521,620	$1,076,734,468	$1,298,256,088
Aggregate gross unrealized depreciation	(5,963,551)	(30,460,355)	(36,423,906)

Net unrealized appreciation	$215,558,069	$1,046,274,113	$1,261,832,182

Federal income tax cost of investments	$423,218,567	$4,061,211,316	$4,484,429,883

Affiliated Broker Commissions

Multimanager Large Cap Value

For the year ended December 31, 2013, the Portfolio incurred approximately $4,912 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

EQ/Large Cap Value PLUS

For the year ended December 31, 2013, the Portfolio incurred approximately $2,847 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

Combined Pro-Forma

For the year ended December 31, 2013, the Portfolio incurred approximately $7,759 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Pro-forma Combined Financial Statements.

Capital Loss carryforward

Multimanager Large Cap Value

The Portfolio has a net capital loss carryforward of $457,024,645, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $120,241,567 during 2013.

EQ/Large Cap Value PLUS

The Portfolio has a net capital loss carryforward of $976,913,866, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $340,850,942 during 2013.

Combined Pro-Forma

The Portfolio has a net capital loss carryforward of $1,433,938,511, which expires in the year 2017. The Portfolio utilized net capital loss carryforward of $461,092,509 during 2013.

Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

STATEMENT OF ASSET AND LIABILITIES

December 31, 2013 (Unaudited)

	Multimanager Large Cap Value	EQ/Large Cap Value PLUS	Pro Forma Adjustment		EQ/Large Cap Value PLUS Combined Pro-forma
Investments at cost	$416,691,276	$3,888,772,856			$4,305,464,132
ASSETS
Investments at value	$638,776,636	$5,107,485,429			$5,746,262,065
Cash	53,370,521	385,606,766			438,977,287
Cash held as collateral at broker	12,010,000	26,440,000			38,450,000
Receivable for securities sold	—	13,810,666			13,810,666
Dividends, interest, and other receivables	1,061,605	7,749,952			8,811,557
Due from broker for futures variation margin	206,330	1,426,650			1,632,980
Receivable from Separate Accounts for Trust shares sold	22,456	141,921			164,377
Other assets	2,934	12,581			15,515

Total assets	705,450,482	5,542,673,965	—		248,124,447

LIABILITIES
Payable for securities purchased	9,305	15,316,853			15,326,158
Payable to Separate Accounts for Trust shares redeemed	881,485	3,989,133			4,870,618
Investment management fees payable	389,701	2,120,760			2,510,461
Distribution fees payable - Class B/IB	19,759	807,274			827,033
Administrative fees payable	120,614	636,991			757,605
Distribution fees payable - Class A/IA	2,671	222,656			225,327
Trustees’ fees payable	28,161	6,754			34,915
Accrued expenses	73,339	235,878	80,352	(b)	389,569

Total liabilities	1,525,035	23,336,299	80,352		24,941,686

NET ASSETS	$703,925,447	$5,519,337,666	$(80,352)		$6,223,182,761

Net assets were comprised of:
Paid in capital	963,700,985	5,513,357,574			6,477,058,559
Accumulated undistributed net investment income (loss)	344,576	2,685,138	(80,352	)(b)	2,949,362
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(483,582,561)	(1,224,867,021)			(1,708,449,582)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	223,462,447	1,228,161,975			1,451,624,422

Net Assets	$703,925,447	$5,519,337,666	$(80,352)		$6,223,182,761

Class IA Shares:
Net Assets	12,709,263	1,068,537,379	(13,957	)(b)	1,081,232,685
Shares outstanding	935,116	74,782,216	(46,628	)a-	75,670,704

Net asset value, offering and redemption price per share	$13.59	$14.29			$14.29

Class IB Shares:
Net Assets	94,861,975	3,852,949,205	(50,975	)(b)	3,947,760,205
Shares outstanding	6,978,472	270,277,286	(327,655	)a-	276,928,103

Net asset value, offering and redemption price per share	$13.59	$14.26			$14.26

Class K Shares:
Net Assets	596,354,209	597,851,082	(15,420	)(b)	1,194,189,871
Shares outstanding	43,875,783	41,843,089	(2,138,538	)a-	83,580,334

Net asset value, offering and redemption price per share	$13.59	$14.29			$14.29

a-	Reflects adjustment for retired shares of the acquired Portfolio
b-	Reflects adjustment due to Proxy cost associated with the reorganization.

See Notes to Pro-forma Combined Financial Statements.

EQ/Large Cap Value PLUS Combined Pro-forma

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013 (Unaudited)

	Multimanager Large CapValue	EQ/Large Cap Value PLUS	ProForma Adjustment		EQ/Large Cap Value PLUS Combined Pro-forma
Foreign withholding tax	$54,724	$87,871			$142,595

INVESTMENT INCOME
Dividends	$20,269,178	$89,879,604			$110,148,782
Interest	63,846	242,006			305,852

Total income	20,333,024	90,121,610	—		110,454,634

EXPENSES
Investment management fees	6,851,703	19,027,327	(2,895,892	)c-	22,983,138
Administrative fees	1,423,346	5,873,192	(552,368	)c-	6,744,170
Distribution fees - Class B/IB	723,006	6,123,081			6,846,087
Distribution fees - Class A/IA	29,461	2,478,729			2,508,190
Printing and mailing expenses	116,102	408,967	24,545	d-	549,614
Professional fees	93,390	137,456	(80,342	)a-	150,504
Custodian fees	125,600	105,000	(75,618	)a-	154,982
Trustees’ fees	21,814	101,001	15,083	d-	137,898
Miscellaneous	29,118	72,062	(216	)a-	100,964

Gross expenses	9,413,540	34,326,815	(3,564,808)		40,175,547

Less: Waiver from investment manager	(305,080)	—	305,080	e-	—
Fees paid indirectly	(55,308)	(107,871)	163,179	b-	—

Net expenses	9,053,152	34,218,944	(3,096,549)		40,175,547

NET INVESTMENT INCOME (LOSS)	11,279,872	55,902,666	3,096,549		70,279,087

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	208,860,907	276,175,335			485,036,242
Futures	21,607,656	63,127,530			84,735,186
Foreign currency transactions	(1,895)	(16,174)			(18,069)

Net realized gain (loss)	230,466,668	339,286,691	—		569,753,359

Change in unrealized appreciation (depreciation) on:
Investments	34,369,379	648,527,701			682,897,080
Futures	1,270,089	9,302,156			10,572,245
Foreign currency translations	1,286	—	—		1,286

Net change in unrealized appreciation (depreciation)	35,640,754	657,829,857	—		693,470,611

NET REALIZED AND UNREALIZED GAIN (LOSS)	266,107,422	997,116,548	—		1,263,223,970

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$277,387,294	$1,053,019,214	$3,096,549		$1,333,503,057

a-	Reflects adjustment in expenses due to elimination of duplicative expenses.
b-	Reflects adjustment due to termination of the brokerage recapture program.
c-	Reflects adjustment in expenses due to the effects of new contract rates for acquiring Portfolio.
d-	Reflects adjustment due to Large Cap Value PLUS paying a larger portion of trust level expenses.
e-	Reflects elimination of waiver due to expense adjustment.

See Notes to Pro-forma Combined Financial Statements.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2013

NOTE 1 – BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees of the “Trust” and the Board of Trustees of the AXA Premier VIP Trust (“VIP Trust”), approved a proposed Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) on December 10-11, 2013 and December 4, 2013 respectively, that provides for the transfer of all assets of the Multimanager Large Cap Value Portfolio, a series of VIP Trust (“Large Cap Value Portfolio”) to the EQ/Large Cap Value PLUS Portfolio, a series of the Trust (“Large Cap Value PLUS Portfolio”), and the assumption by the Large Cap Value PLUS Portfolio of all of the liabilities of the Large Cap Value Portfolio in exchange for shares of the Large Cap Value PLUS Portfolio having an aggregate value equal to the net assets of the Large Cap Value Portfolio, the distribution of the Large Cap Value PLUS Portfolio shares to the Large Cap Value Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the Large Cap Value Portfolio.

The Large Cap Value Portfolio’s annual contractual management fee rate equals 0.750% of average daily net assets for the first $750 million, 0.700% of average daily net assets for the next $1 billion, 0.675% for the next $3 billion, 0.650% for the next $5 billion, and 0.625% of average daily net assets thereafter. The Large Cap Value PLUS Portfolio’s annual contractual management fee rate equals 0.500% of average daily net assets for the first $2 billion, 0.450% of average daily net assets for the next $1 billion, 0.425% of average daily net assets for the next $3 billion, 0.400% of average daily net assets for the next $5 billion, and 0.375% of average daily net assets thereafter. The Reorganization Plan is subject to the approval of the Large Cap Value Portfolio’s shareholders. A special meeting of shareholders of the Large Cap Value Portfolio will be held on or about May 21, 2014.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2013. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the Large Cap Value Portfolio and the Large Cap Value PLUS Portfolio at December 31, 2013. The unaudited pro forma combined statement of operations reflects the results of operations of the Large Cap Value PLUS Portfolio as if it had acquired the Large Cap Value Portfolio at the beginning of the year ended December 31, 2013. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Large Cap Value PLUS Portfolio for pre-combination periods will not be restated.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant accounting policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the Large Cap Value PLUS Portfolio is the “accounting survivor.”

Valuation:

Equity securities (including securities issued by Exchange Traded Funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipt (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures adopted by the Board of Trustees (“Pricing Procedures”) of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Investor Services Co. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2013 is included in the Portfolio of Investments. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level. Transfers into, or out of, each level are reported using values as of the end of the year.

The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period. Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available market inputs to determine price. Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee meets and reviews reports based on the valuation technique used to value each particular Level 3 security. In connection with this review, the Committee obtains, when available, updates from its pricing vendors and Advisers for each fair valued security. For example, with respect to model driven prices, the Committee receives a report regarding a review and recalculation of pricing models and related discounts. For securities valued based on broker quotes, the Committee evaluates variances between existing broker quotes and any alternative broker quotes provided by an Adviser or other pricing source.

To substantiate unobservable inputs used in fair valuation, the Secretary of the Committee performs an independent verification and additional research for all fair value notifications received from its pricing agent. Among other factors, particular areas of focus include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data and actions taken by other clients of the pricing vendor. The Committee also notes the materiality of holdings and price changes on portfolio NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

The significant unobservable inputs used in the fair value measurement of the Portfolios’ investments in Common Stocks is the discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments in Asset-Backed Securities is comparability analysis. Significant changes in any of those inputs in isolation may result in either a higher or lower fair value measurement.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. At December 31, 2013, none of the Portfolios applied these procedures.

NOTE 2 – SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the Large Cap Value Portfolio by the Large Cap Value PLUS Portfolio as of December 31, 2013. The number of additional shares issued was calculated based on the net assets of the Large Cap Value Portfolio and net asset value per share of the Large Cap Value PLUS Portfolio at December 31, 2013.

NOTE 3 – Taxes:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

NOTE 4 – UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the Large Cap Value PLUS Portfolio’s shares as if the merger had taken place on December 31, 2013. The Large Cap Value Portfolio will bear the expenses, based on the fraction that its shareholder accounts will bear to the shareholder accounts of the Acquired Portfolios at the merger date, of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting), such expenses, which are not reflected in the unaudited pro forma combined statement of operations, are estimated at approximately $80,000.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
COMMON STOCKS:
Argentina (0.0%)
MercadoLibre, Inc.	5,323	—	5,323	$573,766	$—	$573,766

Australia (4.2%)
AGL Energy Ltd.	4,677	35,266	39,943	62,767	473,280	536,047
ALS Ltd.	3,778	23,592	27,370	29,719	185,585	215,304
Alumina Ltd.*	23,455	165,537	188,992	23,351	164,806	188,157
Amcor Ltd.	10,554	77,349	87,903	99,420	728,635	828,055
AMP Ltd.	25,757	187,842	213,599	100,963	736,309	837,272
APA Group	6,581	52,851	59,432	35,257	283,144	318,401
Asciano Ltd.	7,632	62,521	70,153	39,252	321,552	360,804
ASX Ltd.	1,581	12,408	13,989	51,893	407,268	459,161
Aurizon Holdings Ltd.	17,277	129,427	146,704	75,282	563,959	639,241
Australia & New Zealand Banking Group Ltd.	24,028	173,931	197,959	691,482	5,005,415	5,696,897
Bank of Queensland Ltd.	2,434	17,487	19,921	26,428	189,868	216,296
Bendigo and Adelaide Bank Ltd.	3,990	26,599	30,589	41,861	279,065	320,926
BHP Billiton Ltd.	53,554	755,938	809,492	1,816,620	25,642,378	27,458,998
BHP Billiton Ltd. (ADR)	16,062	16,138	32,200	1,095,428	1,100,612	2,196,040
Boral Ltd.(b)	7,581	46,927	54,508	32,289	199,868	232,157
Brambles Ltd.	13,623	99,768	113,391	111,300	815,108	926,408
Caltex Australia Ltd.	1,314	8,311	9,625	23,524	148,789	172,313
CFS Retail Property Trust Group (REIT)	20,372	135,700	156,072	35,380	235,669	271,049
Coca-Cola Amatil Ltd.	4,721	36,640	41,361	50,711	393,572	444,283
Cochlear Ltd.	530	3,656	4,186	27,883	192,341	220,224
Commonwealth Bank of Australia	14,116	102,203	116,319	980,605	7,099,799	8,080,404
Computershare Ltd.	4,643	30,523	35,166	47,178	310,150	357,328
Crown Resorts Ltd.	3,801	25,679	29,480	57,187	386,350	443,537
CSL Ltd.	4,305	30,905	35,210	265,078	1,902,956	2,168,034
Dexus Property Group (REIT)	37,629	313,930	351,559	33,767	281,710	315,477
Echo Entertainment Group Ltd.	7,243	47,844	55,087	15,910	105,091	121,001
Federation Centres Ltd. (REIT)	14,183	88,520	102,703	29,634	184,952	214,586
Flight Centre Travel Group Ltd.	584	3,344	3,928	24,795	141,978	166,773
Fortescue Metals Group Ltd.	13,057	99,201	112,258	67,853	515,516	583,369

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Goodman Group (REIT)	14,416	109,336	123,752	60,885	461,772	522,657
GPT Group (REIT)	13,986	112,728	126,714	42,460	342,226	384,686
Harvey Norman Holdings Ltd.	5,804	30,496	36,300	16,376	86,046	102,422
Iluka Resources Ltd.	3,850	26,838	30,688	29,667	206,806	236,473
Incitec Pivot Ltd.	15,770	104,400	120,170	37,737	249,826	287,563
Insurance Australia Group Ltd.	18,183	133,267	151,450	94,491	692,546	787,037
Leighton Holdings Ltd.	1,510	10,751	12,261	21,721	154,649	176,370
Lend Lease Group	4,267	34,975	39,242	42,443	347,893	390,336
Macquarie Group Ltd.	2,525	18,367	20,892	123,917	901,516	1,025,433
Metcash Ltd.	8,915	55,669	64,584	25,154	157,074	182,228
Mirvac Group (REIT)	30,290	234,128	264,418	45,437	351,209	396,646
National Australia Bank Ltd.	20,517	149,299	169,816	638,073	4,643,155	5,281,228
Newcrest Mining Ltd.	6,569	49,095	55,664	45,751	341,928	387,679
Orica Ltd.	3,035	23,463	26,498	64,659	499,870	564,529
Origin Energy Ltd.	9,606	70,114	79,720	120,681	880,849	1,001,530
Qantas Airways Ltd.*	9,940	73,806	83,746	9,719	72,162	81,881
QBE Insurance Group Ltd.	10,500	76,712	87,212	107,911	788,391	896,302
Ramsay Health Care Ltd.	1,200	8,344	9,544	46,352	322,302	368,654
REA Group Ltd.	348	2,831	3,179	11,733	95,450	107,183
Rio Tinto Ltd.	10,776	83,568	94,344	656,021	5,087,446	5,743,467
Santos Ltd.	8,457	61,618	70,075	110,475	804,924	915,399
Seek Ltd.	3,069	20,436	23,505	36,748	244,696	281,444
Sonic Healthcare Ltd.	3,562	24,100	27,662	52,733	356,783	409,516
SP AusNet	16,117	111,403	127,520	17,917	123,842	141,759
Stockland Corp., Ltd. (REIT)	21,500	141,190	162,690	69,302	455,107	524,409
Suncorp Group Ltd.	11,257	82,472	93,729	131,673	964,674	1,096,347
Sydney Airport	8,967	63,698	72,665	30,425	216,129	246,554
Tabcorp Holdings Ltd.	6,766	48,171	54,937	21,930	156,133	178,063
Tatts Group Ltd.	10,563	88,860	99,423	29,238	245,964	275,202
Telstra Corp., Ltd.	38,112	275,996	314,108	178,659	1,293,793	1,472,452
Toll Holdings Ltd.	5,143	43,669	48,812	26,084	221,475	247,559
Transurban Group	12,050	89,727	101,777	73,595	548,002	621,597
Treasury Wine Estates Ltd.	6,195	40,986	47,181	26,662	176,395	203,057
Wesfarmers Ltd.	8,703	63,350	72,053	342,231	2,491,132	2,833,363
Westfield Group (REIT)	18,242	131,280	149,522	164,349	1,182,749	1,347,098
Westfield Retail Trust (REIT)	26,412	194,698	221,110	70,042	516,322	586,364

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Westpac Banking Corp.	27,179	196,812	223,991	785,802	5,690,249	6,476,051
Woodside Petroleum Ltd.	5,769	41,825	47,594	200,379	1,452,742	1,653,121
Woolworths Ltd.	10,905	79,228	90,133	329,600	2,394,640	2,724,240
WorleyParsons Ltd.	1,998	13,242	15,240	29,615	196,275	225,890

				10,961,464	85,410,867	96,372,331

Austria (0.2%)
Andritz AG	578	4,666	5,244	36,251	292,643	328,894
Conwert Immobilien Invest SE*	45,537	—	45,537	584,417	—	584,417
Erste Group Bank AG	32,888	16,426	49,314	1,146,031	572,388	1,718,419
Immofinanz AG*	7,346	60,292	67,638	34,037	279,354	313,391
OMV AG	1,237	9,440	10,677	59,204	451,804	511,008
Raiffeisen Bank International AG	441	3,249	3,690	15,543	114,512	130,055
Schoeller-Bleckmann Oilfield Equipment AG	13,247	—	13,247	1,468,117	—	1,468,117
Telekom Austria AG	1,808	13,333	15,141	13,690	100,956	114,646
Vienna Insurance Group AG Wiener Versicherung Gruppe	350	2,550	2,900	17,442	127,079	144,521
Voestalpine AG	921	6,996	7,917	44,257	336,180	380,437

				3,418,989	2,274,916	5,693,905

Belgium (0.5%)
Ageas	2,009	14,087	16,096	85,539	599,795	685,334
Anheuser-Busch InBev N.V.	13,418	50,884	64,302	1,426,153	5,408,286	6,834,439
Belgacom S.A.	1,410	9,707	11,117	41,714	287,176	328,890
Colruyt S.A.	601	4,784	5,385	33,551	267,071	300,622
Delhaize Group S.A.	957	6,532	7,489	56,875	388,198	445,073
Groupe Bruxelles Lambert S.A.	671	5,171	5,842	61,598	474,700	536,298
KBC Groep N.V.	2,128	15,712	17,840	120,759	891,619	1,012,378
Solvay S.A.	514	3,800	4,314	81,318	601,181	682,499
Telenet Group Holding N.V.	502	3,283	3,785	29,955	195,900	225,855
UCB S.A.	905	7,052	7,957	67,405	525,236	592,641
Umicore S.A.	903	7,307	8,210	42,181	341,324	383,505

				2,047,048	9,980,486	12,027,534

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Bermuda (0.2%)
Everest Reinsurance Group Ltd.	10,267	—	10,267	1,600,317	—	1,600,317
Nabors Industries Ltd.	—	133,959	133,959	—	2,275,963	2,275,963
Seadrill Ltd.	3,285	23,936	27,221	134,102	977,125	1,111,227

				1,734,419	3,253,088	4,987,507

Brazil (0.9%)
AMBEV S.A. (ADR)	—	148,025	148,025	—	1,087,984	1,087,984
Banco Bradesco S.A. (ADR)	49,589	—	49,589	621,350	—	621,350
Banco do Brasil S.A.	71,200	—	71,200	736,370	—	736,370
BM&F Bovespa S.A.	—	373,800	373,800	—	1,752,348	1,752,348
BR Malls Participacoes S.A.	89,700	—	89,700	648,250	—	648,250
Cia. Hering	—	78,200	78,200	—	991,069	991,069
Itau Unibanco Holding S.A. (Preference) (ADR)	—	200,450	200,450	—	2,720,107	2,720,107
Lojas Renner S.A.	—	25,400	25,400	—	656,734	656,734
LPS Brasil Consultoria de Imoveis S.A.	—	42,700	42,700	—	261,349	261,349
M Dias Branco S.A.	—	34,100	34,100	—	1,445,375	1,445,375
Vale S.A. (ADR)	—	639,936	639,936	—	9,759,024	9,759,024

				2,005,970	18,673,990	20,679,960

Canada (4.8%)
Agrium, Inc.	—	66,525	66,525	—	6,085,707	6,085,707
Brookfield Asset Management, Inc., Class A	—	84,134	84,134	—	3,266,923	3,266,923
Canadian National Railway Co	—	492,682	492,682	—	28,092,728	28,092,728
Canadian Natural Resources Ltd. (New York Exchange)	—	308,152	308,152	—	10,427,864	10,427,864
Canadian Natural Resources Ltd. (Toronto Exchange)	—	73,184	73,184	—	2,476,096	2,476,096
Canadian Pacific Railway Ltd. (New York Exchange)	—	54,960	54,960	—	8,316,547	8,316,547

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Canadian Pacific Railway Ltd. (Toronto Exchange)	16,354	92,807	109,161	2,473,307	14,035,721	16,509,028
Cenovus Energy, Inc.	—	52,326	52,326	—	1,499,140	1,499,140
Dollarama, Inc.	8,024	35,088	43,112	666,319	2,913,732	3,580,051
Finning International, Inc.	—	40,822	40,822	—	1,043,368	1,043,368
Imax Corp.*	22,722	—	22,722	669,845	—	669,845
Lululemon Athletica, Inc.*	32,483	—	32,483	1,917,471	—	1,917,471
Potash Corp. of Saskatchewan, Inc.	—	177,072	177,072	—	5,837,667	5,837,667
Rogers Communications, Inc., Class B	14,241	—	14,241	644,405	—	644,405
Suncor Energy, Inc. (New York Exchange)	—	397,987	397,987	—	13,949,444	13,949,444
Suncor Energy, Inc. (Toronto Exchange)	52,680	152,950	205,630	1,846,837	5,362,069	7,208,906

				8,218,184	103,307,006	111,525,190

Chile (0.1%)
Banco Santander Chile S.A. (ADR)	—	53,490	53,490	—	1,260,759	1,260,759

China (0.5%)
Anhui Conch Cement Co., Ltd., Class H	248,500	—	248,500	921,344	—	921,344
Anton Oilfield Services Group/Hong Kong	48,000	—	48,000	29,217	—	29,217
China Construction Bank Corp., Class H	524,000	—	524,000	395,316	—	395,316
China Oilfield Services Ltd., Class H	539,500	—	539,500	1,673,262	—	1,673,262
China Shipping Container Lines Co., Ltd., Class H*	2,047,000	—	2,047,000	533,245	—	533,245
CNOOC Ltd.	237,000	—	237,000	440,728	—	440,728
Daphne International Holdings Ltd.	718,000	—	718,000	323,152	—	323,152
Guangzhou Automobile Group Co., Ltd., Class H	—	1,174,068	1,174,068	—	1,283,945	1,283,945
Industrial & Commercial Bank of China Ltd., Class H	1,394,135	—	1,394,135	942,093	—	942,093
Mindray Medical International Ltd. (ADR)	25,335	—	25,335	921,181	—	921,181

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Ping An Insurance Group Co. of China Ltd., Class H	38,500	—	38,500	344,818	—	344,818
Qunar Cayman Islands Ltd. (ADR)*	23,099	—	23,099	612,817	—	612,817
Weichai Power Co., Ltd., Class H	262,080	—	262,080	1,056,188	—	1,056,188
Yangzijiang Shipbuilding Holdings Ltd.	16,182	127,652	143,834	15,195	119,868	135,063
Youku Tudou, Inc. (ADR)*	25,991	—	25,991	787,527	—	787,527

				8,996,083	1,403,813	10,399,896

Colombia (0.0%)
Bancolombia S.A. (ADR)	14,406	—	14,406	706,182	—	706,182

Czech Republic (0.0%)
Komercni Banka A/S	2,981	—	2,981	663,617	—	663,617

Denmark (0.9%)
A. P. Moller - Maersk A/S, Class A	4	35	39	41,234	360,795	402,029
A. P. Moller - Maersk A/S, Class B	11	84	95	119,377	911,604	1,030,981
Carlsberg A/S, Class B	936	43,340	44,276	103,564	4,795,353	4,898,917
Chr Hansen Holding A/S	—	57,166	57,166	—	2,270,722	2,270,722
Coloplast A/S, Class B	933	6,976	7,909	61,767	461,829	523,596
Danske Bank A/S*	5,736	42,024	47,760	131,586	964,047	1,095,633
DSV A/S	1,443	12,050	13,493	47,313	395,093	442,406
Novo Nordisk A/S, Class B	5,357	41,766	47,123	981,948	7,655,784	8,637,732
Novozymes A/S, Class B	1,962	14,010	15,972	82,818	591,377	674,195
TDC A/S	6,880	50,204	57,084	66,735	486,972	553,707
Tryg A/S	223	1,627	1,850	21,569	157,367	178,936
William Demant Holding A/S*	233	1,573	1,806	22,643	152,869	175,512

				1,680,554	19,203,812	20,884,366

Finland (0.4%)
Elisa Oyj	1,419	8,822	10,241	37,598	233,747	271,345
Fortum Oyj	3,884	27,388	31,272	88,858	626,580	715,438
Kone Oyj, Class B	2,726	55,838	58,564	123,005	2,519,576	2,642,581
Metso Oyj	1,241	8,192	9,433	52,959	349,587	402,546
Neste Oil Oyj	1,168	8,496	9,664	23,090	167,956	191,046
Nokia Oyj*	32,778	236,958	269,736	262,440	1,897,222	2,159,662

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Nokian Renkaat Oyj	1,053	7,196	8,249	50,513	345,197	395,710
Orion Oyj, Class B	887	6,464	7,351	24,917	181,585	206,502
Pohjola Bank plc, Class A	1,307	9,195	10,502	26,287	184,937	211,224
Sampo Oyj, Class A	3,667	26,294	29,961	180,196	1,292,087	1,472,283
Stora Enso Oyj, Class R	4,992	35,328	40,320	50,098	354,542	404,640
UPM-Kymmene Oyj	4,422	33,723	38,145	74,704	569,703	644,407
Wartsila Oyj	1,523	11,316	12,839	74,945	556,847	631,792

				1,069,610	9,279,566	10,349,176

France (6.1%)
Accor S.A.	11,715	10,150	21,865	552,790	478,943	1,031,733
Aeroports de Paris S.A.	284	1,852	2,136	32,233	210,193	242,426
Air Liquide S.A.	2,729	39,429	42,158	385,941	5,576,127	5,962,068
Airbus Group N.V.	5,094	37,461	42,555	391,106	2,876,174	3,267,280
Alcatel-Lucent*	23,253	175,228	198,481	104,221	785,377	889,598
Alstom S.A.	1,798	13,820	15,618	65,486	503,347	568,833
Arkema S.A.	524	4,024	4,548	61,122	469,382	530,504
AtoS	562	4,047	4,609	50,865	366,283	417,148
AXA S.A‡	15,703	113,867	129,570	436,589	3,165,832	3,602,421
BNP Paribas S.A.	14,714	63,370	78,084	1,146,712	4,938,640	6,085,352
Bouygues S.A.	1,540	12,235	13,775	58,091	461,525	519,616
Bureau Veritas S.A.	1,845	14,186	16,031	53,923	414,611	468,534
Cap Gemini S.A.	1,199	9,151	10,350	81,038	618,499	699,537
Carrefour S.A.	5,276	38,642	43,918	209,109	1,531,534	1,740,643
Casino Guichard Perrachon S.A.	539	3,611	4,150	62,116	416,140	478,256
CGG S.A.*	1,486	10,176	11,662	25,717	176,109	201,826
Christian Dior S.A.	477	3,495	3,972	90,130	660,389	750,519
Cie de Saint-Gobain S.A.	3,486	26,010	29,496	191,708	1,430,384	1,622,092
Cie Generale des Etablissements Michelin	1,598	11,679	13,277	169,824	1,241,160	1,410,984
CNP Assurances S.A.	1,397	10,289	11,686	28,636	210,903	239,539
Credit Agricole S.A.*	8,738	64,050	72,788	111,854	819,897	931,751
Criteo S.A. (ADR)*	7,492	—	7,492	256,226	—	256,226
Danone S.A.	5,006	144,156	149,162	360,315	10,375,862	10,736,177
Dassault Systemes S.A.	532	19,575	20,107	66,037	2,429,833	2,495,870
Edenred	1,647	12,957	14,604	55,126	433,681	488,807
EDF S.A.	2,255	15,407	17,662	79,680	544,404	624,084
Essilor International S.A.	4,729	34,931	39,660	502,759	3,713,658	4,216,417
Eurazeo S.A.	270	2,068	2,338	21,165	162,105	183,270
Eutelsat Communications S.A.	1,400	9,195	10,595	43,652	286,702	330,354

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Fonciere des Regions (REIT)	287	1,883	2,170	24,775	162,550	187,325
GDF Suez S.A.	11,617	84,333	95,950	273,204	1,983,309	2,256,513
Gecina S.A. (REIT)	211	1,344	1,555	27,875	177,554	205,429
Groupe Eurotunnel S.A. (Registered)	5,257	35,696	40,953	55,253	375,177	430,430
Groupe Fnac*	92	—	92	3,017	—	3,017
ICADE (REIT)	345	1,984	2,329	32,117	184,698	216,815
Iliad S.A.	212	1,581	1,793	43,426	323,855	367,281
Imerys S.A.	4,306	2,253	6,559	374,441	195,916	570,357
J.C. Decaux S.A.	594	4,428	5,022	24,490	182,565	207,055
Kering	2,849	4,846	7,695	602,211	1,024,330	1,626,541
Klepierre S.A. (REIT)	975	6,489	7,464	45,182	300,703	345,885
Lafarge S.A.	6,902	11,969	18,871	517,197	896,890	1,414,087
Lagardere S.C.A.	1,020	7,357	8,377	37,915	273,470	311,385
Legrand S.A.	2,236	40,637	42,873	123,227	2,239,527	2,362,754
L’Oreal S.A.	2,117	29,340	31,457	371,908	5,154,360	5,526,268
LVMH Moet Hennessy Louis Vuitton S.A.	4,918	55,291	60,209	897,131	10,086,064	10,983,195
Natixis S.A.	7,300	58,519	65,819	42,922	344,077	386,999
Orange S.A.	16,229	118,857	135,086	200,936	1,471,604	1,672,540
Pernod-Ricard S.A.	5,013	62,209	67,222	571,090	7,086,956	7,658,046
Publicis Groupe S.A.	1,562	66,270	67,832	142,920	6,063,560	6,206,480
Remy Cointreau S.A.	11,001	1,565	12,566	923,027	131,310	1,054,337
Renault S.A.	1,682	12,322	14,004	135,249	990,808	1,126,057
Rexel S.A.	1,661	11,750	13,411	43,587	308,337	351,924
Safran S.A.	2,316	16,608	18,924	160,931	1,154,034	1,314,965
Sanofi S.A.	17,984	75,865	93,849	1,907,994	8,048,820	9,956,814
Schneider Electric S.A.	11,264	73,683	84,947	982,439	6,426,586	7,409,025
SCOR SE	1,231	9,741	10,972	44,988	355,989	400,977
Societe BIC S.A.	290	1,802	2,092	35,531	220,781	256,312
Societe Generale S.A.	24,356	45,315	69,671	1,414,647	2,631,988	4,046,635
Sodexo S.A.	812	6,043	6,855	82,261	612,195	694,456
Suez Environnement Co. S.A.	2,227	17,727	19,954	39,905	317,641	357,546
Technip S.A.	6,469	26,793	33,262	621,712	2,574,979	3,196,691
Thales S.A.	732	5,805	6,537	47,128	373,742	420,870
Total S.A.	18,732	135,797	154,529	1,147,521	8,318,914	9,466,435
Unibail-Rodamco SE (REIT)	846	6,148	6,994	216,766	1,575,266	1,792,032
Valeo S.A.	620	4,518	5,138	68,602	499,906	568,508
Vallourec S.A.	854	6,690	7,544	46,524	364,456	410,980

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Veolia Environnement S.A.	3,088	21,753	24,841	50,362	354,768	405,130
Vinci S.A.	4,059	29,612	33,671	266,467	1,943,981	2,210,448
Vivendi S.A.	10,438	75,920	86,358	275,057	2,000,608	2,275,665
Wendel S.A.	258	2,053	2,311	37,605	299,236	336,841
Zodiac Aerospace	270	2,164	2,434	47,823	383,291	431,114

				18,701,534	123,712,495	142,414,029

Germany (5.7%)
Adidas AG	13,898	40,327	54,225	1,771,229	5,139,468	6,910,697
Allianz SE (Registered)	7,937	28,864	36,801	1,423,283	5,175,965	6,599,248
Axel Springer SE	356	2,639	2,995	22,871	169,543	192,414
BASF SE	8,043	105,253	113,296	857,408	11,220,285	12,077,693
BASF SE (ADR)	—	6,500	6,500	—	700,635	700,635
Bayer AG (Registered)	12,114	92,902	105,016	1,699,020	13,029,749	14,728,769
Bayerische Motoren Werke (BMW) AG	13,200	21,062	34,262	1,547,531	2,469,249	4,016,780
Bayerische Motoren Werke (BMW) AG (Preference)	529	3,370	3,899	45,186	287,856	333,042
Beiersdorf AG	870	6,461	7,331	88,137	654,542	742,679
Brenntag AG	443	23,941	24,384	82,121	4,438,077	4,520,198
Celesio AG	714	5,634	6,348	22,592	178,266	200,858
Commerzbank AG*	8,464	61,669	70,133	136,350	993,454	1,129,804
Continental AG	978	7,051	8,029	214,462	1,546,190	1,760,652
Daimler AG (Registered)	8,424	60,974	69,398	728,942	5,276,174	6,005,116
Deutsche Bank AG (Registered)	8,926	65,004	73,930	425,792	3,100,847	3,526,639
Deutsche Boerse AG	1,688	12,371	14,059	139,795	1,024,531	1,164,326
Deutsche Lufthansa AG (Registered)*	2,144	14,742	16,886	45,481	312,726	358,207
Deutsche Post AG (Registered)	7,937	57,549	65,486	289,352	2,098,009	2,387,361
Deutsche Telekom AG (Registered)	25,116	182,568	207,684	429,482	3,121,904	3,551,386
Deutsche Wohnen AG	2,608	18,918	21,526	50,355	365,268	415,623
E.ON SE	15,765	113,242	129,007	290,943	2,089,883	2,380,826
Fraport AG	341	2,210	2,551	25,515	165,362	190,877
Fresenius Medical Care AG & Co. KGaA	5,874	35,180	41,054	418,023	2,503,583	2,921,606
Fresenius SE & Co. KGaA	1,093	7,992	9,085	167,806	1,226,997	1,394,803
Fuchs Petrolub SE (Preference)	339	2,259	2,598	33,130	220,771	253,901

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
GEA Group AG	1,711	11,539	13,250	81,442	549,247	630,689
Hannover Rueck SE	570	3,865	4,435	48,915	331,679	380,594
HeidelbergCement AG	1,230	9,014	10,244	93,320	683,891	777,211
Henkel AG & Co. KGaA	1,136	8,067	9,203	118,210	839,435	957,645
Henkel AG & Co. KGaA (Preference)	5,370	11,192	16,562	622,841	1,298,107	1,920,948
Hochtief AG	288	1,911	2,199	24,588	163,153	187,741
Hugo Boss AG	304	2,017	2,321	43,285	287,190	330,475
Infineon Technologies AG	9,452	69,256	78,708	100,904	739,338	840,242
K+S AG (Registered)	1,682	11,041	12,723	51,774	339,856	391,630
Kabel Deutschland Holding AG	216	1,419	1,635	27,998	183,929	211,927
Lanxess AG	662	5,333	5,995	44,147	355,642	399,789
Linde AG	3,674	38,534	42,208	768,510	8,060,357	8,828,867
MAN SE	341	2,237	2,578	41,868	274,662	316,530
Merck KGaA	565	4,142	4,707	101,240	742,184	843,424
Metro AG	1,193	8,310	9,503	57,771	402,409	460,180
Muenchener Rueckversicherungs AG (Registered)	1,570	11,416	12,986	345,900	2,515,154	2,861,054
OSRAM Licht AG*	766	5,056	5,822	43,205	285,177	328,382
Porsche Automobil Holding SE (Preference)	1,339	9,563	10,902	139,371	995,369	1,134,740
ProSiebenSat.1 Media AG (Registered)	1,532	11,609	13,141	75,873	574,938	650,811
RWE AG	4,282	30,725	35,007	156,723	1,124,550	1,281,273
SAP AG	19,045	99,643	118,688	1,632,535	8,541,385	10,173,920
Siemens AG (Registered)	10,439	50,191	60,630	1,425,897	6,855,752	8,281,649
Sky Deutschland AG*	3,415	27,353	30,768	37,584	301,036	338,620
Suedzucker AG	789	5,196	5,985	21,296	140,246	161,542
Symrise AG	—	67,741	67,741	—	3,121,908	3,121,908
Telefonica Deutschland Holding AG	2,653	17,763	20,416	21,898	146,619	168,517
ThyssenKrupp AG*	3,351	24,734	28,085	81,550	601,930	683,480
United Internet AG (Registered)	1,020	6,794	7,814	43,387	288,994	332,381
Volkswagen AG	244	1,792	2,036	66,094	485,409	551,503
Volkswagen AG (Preference)	4,148	9,201	13,349	1,164,962	2,584,093	3,749,055
Wirecard AG	43,811	—	43,811	1,730,676	—	1,730,676

				20,168,570	111,322,973	131,491,543

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Hong Kong (1.8%)
AIA Group Ltd.	472,327	1,598,725	2,071,052	2,369,462	8,020,118	10,389,580
ASM Pacific Technology Ltd.	2,300	15,307	17,607	19,250	128,113	147,363
Bank of East Asia Ltd.	11,847	86,380	98,227	50,188	365,937	416,125
Belle International Holdings Ltd.	133,000	—	133,000	153,851	—	153,851
BOC Hong Kong Holdings Ltd.	32,500	237,043	269,543	104,152	759,645	863,797
Cathay Pacific Airways Ltd.	11,000	87,575	98,575	23,264	185,217	208,481
Cheung Kong Holdings Ltd.	69,000	88,899	157,899	1,089,151	1,403,252	2,492,403
Cheung Kong Infrastructure Holdings Ltd.	6,000	39,340	45,340	37,876	248,339	286,215
China Unicom Hong Kong Ltd.	—	2,068,023	2,068,023	—	3,093,647	3,093,647
CLP Holdings Ltd.	15,500	111,564	127,064	122,532	881,946	1,004,478
Dairy Farm International Holdings Ltd.	—	86,219	86,219	—	819,081	819,081
First Pacific Co., Ltd.	23,000	166,250	189,250	26,161	189,098	215,259
Galaxy Entertainment Group Ltd.*	18,000	135,000	153,000	161,446	1,210,844	1,372,290
Hang Lung Properties Ltd.	159,000	143,438	302,438	502,366	453,198	955,564
Hang Seng Bank Ltd.	6,700	49,074	55,774	108,609	795,507	904,116
Henderson Land Development Co., Ltd.	9,800	68,209	78,009	55,924	389,235	445,159
HKT Trust/HKT Ltd.	20,000	136,000	156,000	19,757	134,346	154,103
Hong Kong & China Gas Co., Ltd.	50,014	367,747	417,761	114,678	843,215	957,893
Hong Kong Exchanges and Clearing Ltd.	9,600	44,727	54,327	160,076	745,806	905,882
Hopewell Holdings Ltd.	5,500	37,351	42,851	18,619	126,441	145,060
Hutchison Whampoa Ltd.	19,000	136,571	155,571	258,257	1,856,336	2,114,593
Hysan Development Co., Ltd.	5,448	39,459	44,907	23,466	169,961	193,427
Kerry Properties Ltd.	6,000	40,732	46,732	20,814	141,301	162,115
Li & Fung Ltd.	48,000	2,911,503	2,959,503	61,901	3,754,695	3,816,596
Link REIT (REIT)	19,813	146,186	165,999	96,072	708,845	804,917
MTR Corp., Ltd.	11,089	93,029	104,118	41,972	352,114	394,086

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
New World Development Co., Ltd.	36,212	238,170	274,382	45,719	300,696	346,415
Noble Group Ltd.	39,454	269,979	309,433	33,453	228,914	262,367
NWS Holdings Ltd.	12,947	95,383	108,330	19,736	145,394	165,130
Orient Overseas International Ltd.	207,200	—	207,200	1,040,770	—	1,040,770
PCCW Ltd.	43,974	265,585	309,559	19,678	118,848	138,526
Power Assets Holdings Ltd.	12,000	88,996	100,996	95,405	707,556	802,961
Shangri-La Asia Ltd.	15,166	99,859	115,025	29,572	194,714	224,286
Sino Land Co., Ltd.	27,910	189,241	217,151	38,152	258,689	296,841
SJM Holdings Ltd.	16,000	124,000	140,000	53,648	415,769	469,417
Sun Hung Kai Properties Ltd.	14,000	103,278	117,278	177,566	1,309,904	1,487,470
Swire Pacific Ltd., Class A	5,500	43,331	48,831	64,474	507,949	572,423
Swire Properties Ltd.	11,600	75,000	86,600	29,320	189,572	218,892
Wharf Holdings Ltd.	13,000	97,330	110,330	99,416	744,319	843,735
Wheelock & Co., Ltd.	7,000	58,116	65,116	32,182	267,185	299,367
Yue Yuen Industrial Holdings Ltd.	7,000	46,199	53,199	23,381	154,308	177,689

				7,442,316	33,320,054	40,762,370

India (0.2%)
HDFC Bank Ltd. (ADR)	8,200	71,480	79,680	282,408	2,461,771	2,744,179
ICICI Bank Ltd. (ADR)	33,535	—	33,535	1,246,496	—	1,246,496
Tata Motors Ltd. (ADR)	22,528	—	22,528	693,862	—	693,862
Yes Bank Ltd.	150,190	—	150,190	898,882	—	898,882

				3,121,648	2,461,771	5,583,419

Indonesia (0.0%)
PT Astra International Tbk	393,500	—	393,500	219,869	—	219,869

Ireland (1.5%)
Accenture plc, Class A	—	66,686	66,686	—	5,482,923	5,482,923
Bank of Ireland*	167,579	1,343,976	1,511,555	58,096	465,925	524,021
CRH plc	6,417	46,557	52,974	161,838	1,172,087	1,333,925
Eaton Corp. plc	—	163,471	163,471	—	12,443,412	12,443,412
Experian plc	8,835	228,826	237,661	162,982	4,221,218	4,384,200
ICON plc*	38,086	—	38,086	1,539,055	—	1,539,055
James Hardie Industries plc (CDI)	4,007	27,899	31,906	46,297	322,349	368,646
Kerry Group plc (BATS Eaurope Exchange), Class A	—	6,232	6,232	—	432,955	432,955

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Kerry Group plc (Irish Stock Exchange), Class A	1,288	3,337	4,625	89,463	231,785	321,248
Paddy Power plc	—	22,277	22,277	—	1,900,081	1,900,081
Shire plc	54,360	59,251	113,611	2,567,297	2,798,288	5,365,585

				4,625,028	29,471,023	34,096,051

Israel (0.3%)
Bank Hapoalim B.M	9,964	67,673	77,637	55,818	379,101	434,919
Bank Leumi Le-Israel B.M.*	11,649	80,023	91,672	47,576	326,822	374,398
Bezeq Israeli Telecommunication Corp., Ltd.	17,050	115,948	132,998	28,899	196,531	225,430
Delek Group Ltd.	39	229	268	14,895	87,458	102,353
Israel Chemicals Ltd.	4,337	28,547	32,884	36,137	237,864	274,001
Israel Corp., Ltd.*	25	166	191	13,155	87,351	100,506
Mizrahi Tefahot Bank Ltd.	1,371	8,173	9,544	17,943	106,965	124,908
NICE Systems Ltd.	534	3,657	4,191	21,871	149,777	171,648
NICE Systems Ltd. (ADR)	—	62,249	62,249	—	2,549,719	2,549,719
Teva Pharmaceutical Industries Ltd.	7,507	54,148	61,655	300,107	2,164,672	2,464,779
Teva Pharmaceutical Industries Ltd. (ADR)	9,250	—	9,250	370,740	—	370,740

				907,141	6,286,260	7,193,401

Italy (1.0%)
Assicurazioni Generali S.p.A.	10,220	74,049	84,269	240,420	1,741,963	1,982,383
Atlantia S.p.A.	2,742	21,212	23,954	61,524	475,948	537,472
Banca Monte dei Paschi di Siena S.p.A.*	64,730	428,122	492,852	15,619	103,305	118,924
Enel Green Power S.p.A.	13,119	109,584	122,703	33,046	276,032	309,078
Enel S.p.A.	57,614	418,044	475,658	251,570	1,825,377	2,076,947
Eni S.p.A.	22,275	161,154	183,429	535,959	3,877,525	4,413,484
Exor S.p.A.	694	5,733	6,427	27,601	228,010	255,611
Fiat S.p.A.*	7,032	56,105	63,137	57,511	458,857	516,368
Finmeccanica S.p.A.*	3,874	26,882	30,756	29,339	203,584	232,923
Intesa Sanpaolo S.p.A.	101,760	741,393	843,153	251,144	1,829,762	2,080,906
Luxottica Group S.p.A.	1,421	10,584	12,005	76,142	567,128	643,270
Mediobanca S.p.A.*	3,862	32,379	36,241	33,790	283,299	317,089
Pirelli & C. S.p.A.	2,203	14,626	16,829	38,126	253,122	291,248

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Prysmian S.p.A.	1,870	103,074	104,944	48,133	2,653,057	2,701,190
Saipem S.p.A.	2,135	119,185	121,320	45,702	2,551,261	2,596,963
Snam S.p.A.	17,569	129,346	146,915	98,274	723,509	821,783
Telecom Italia S.p.A.	85,302	641,433	726,735	84,609	636,224	720,833
Telecom Italia S.p.A. (RNC)	56,219	384,457	440,676	44,007	300,943	344,950
Terna Rete Elettrica Nazionale S.p.A.	12,294	96,078	108,372	61,427	480,058	541,485
UniCredit S.p.A.	38,006	276,788	314,794	281,293	2,048,582	2,329,875
Unione di Banche Italiane S.c.p.A.	7,861	54,312	62,173	53,380	368,803	422,183

				2,368,616	21,886,349	24,254,965

Japan (11.0%)
ABC-Mart, Inc.	300	1,840	2,140	13,090	80,285	93,375
Acom Co., Ltd.*	4,100	23,500	27,600	13,899	79,665	93,564
Advantest Corp.	1,300	8,998	10,298	16,134	111,674	127,808
Aeon Co., Ltd.	5,100	38,452	43,552	69,011	520,312	589,323
AEON Financial Service Co., Ltd.	600	27,538	28,138	16,067	737,415	753,482
Aeon Mall Co., Ltd.	1,060	6,908	7,968	29,703	193,576	223,279
Air Water, Inc.	1,000	10,000	11,000	13,522	135,220	148,742
Aisin Seiki Co., Ltd.	1,600	12,338	13,938	64,875	500,268	565,143
Ajinomoto Co., Inc.	5,000	38,168	43,168	72,263	551,626	623,889
Alfresa Holdings Corp.	400	2,366	2,766	19,827	117,278	137,105
Amada Co., Ltd.	3,000	23,148	26,148	26,408	203,762	230,170
ANA Holdings, Inc.	12,000	76,302	88,302	23,929	152,155	176,084
Aozora Bank Ltd.	11,000	68,918	79,918	31,127	195,020	226,147
Asahi Glass Co., Ltd.	8,000	64,752	72,752	49,682	402,125	451,807
Asahi Group Holdings Ltd.	3,400	24,787	28,187	95,695	697,642	793,337
Asahi Kasei Corp.	12,000	81,078	93,078	93,894	634,396	728,290
Asics Corp.	1,600	10,548	12,148	27,272	179,790	207,062
Astellas Pharma, Inc.	13,400	27,330	40,730	792,726	1,616,807	2,409,533
Bank of Kyoto Ltd.	2,000	21,082	23,082	16,675	175,767	192,442
Bank of Yokohama Ltd.	10,000	73,700	83,700	55,645	410,105	465,750
Benesse Holdings, Inc.	700	4,774	5,474	28,084	191,531	219,615
Bridgestone Corp.	5,700	41,164	46,864	215,421	1,555,719	1,771,140
Brother Industries Ltd.	2,200	14,515	16,715	30,020	198,063	228,083
Calbee, Inc.	800	4,400	5,200	19,409	106,751	126,160
Canon, Inc.	16,300	72,130	88,430	515,421	2,280,818	2,796,239
Casio Computer Co., Ltd.	2,000	14,827	16,827	24,442	181,202	205,644

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Central Japan Railway Co.	1,300	9,200	10,500	152,825	1,081,531	1,234,356
Chiba Bank Ltd.	6,000	48,672	54,672	40,395	327,684	368,079
Chiyoda Corp.	1,000	10,000	11,000	14,491	144,906	159,397
Chubu Electric Power Co., Inc.	5,500	41,254	46,754	70,976	532,373	603,349
Chugai Pharmaceutical Co., Ltd.	1,800	14,347	16,147	39,740	316,748	356,488
Chugoku Bank Ltd.	1,000	9,511	10,511	12,686	120,660	133,346
Chugoku Electric Power Co., Inc.	2,700	18,962	21,662	41,945	294,576	336,521
Citizen Holdings Co., Ltd.	2,100	17,552	19,652	17,668	147,669	165,337
Coca-Cola West Co., Ltd.	500	4,048	4,548	10,574	85,603	96,177
Credit Saison Co., Ltd.	1,500	9,816	11,316	39,398	257,820	297,218
Dai Nippon Printing Co., Ltd.	5,000	36,162	41,162	52,986	383,219	436,205
Daicel Corp.	3,000	17,955	20,955	24,385	145,945	170,330
Daido Steel Co., Ltd.	3,000	18,519	21,519	14,870	91,795	106,665
Daihatsu Motor Co., Ltd.	2,000	12,200	14,200	33,843	206,442	240,285
Dai-ichi Life Insurance Co., Ltd.	7,600	54,500	62,100	126,799	909,282	1,036,081
Daiichi Sankyo Co., Ltd.	5,900	43,287	49,187	107,736	790,437	898,173
Daikin Industries Ltd.	8,300	15,023	23,323	516,238	934,390	1,450,628
Dainippon Sumitomo Pharma Co., Ltd.	1,500	10,592	12,092	23,431	165,453	188,884
Daito Trust Construction Co., Ltd.	600	4,638	5,238	56,006	432,927	488,933
Daiwa House Industry Co., Ltd.	5,000	36,658	41,658	96,619	708,376	804,995
Daiwa Securities Group, Inc.	14,000	106,476	120,476	139,588	1,061,626	1,201,214
DeNA Co., Ltd.	1,000	6,500	7,500	21,005	136,530	157,535
Denso Corp.	45,000	30,812	75,812	2,371,570	1,623,840	3,995,410
Dentsu, Inc.	1,783	13,291	15,074	72,803	542,696	615,499
Don Quijote Holdings Co., Ltd.	400	3,300	3,700	24,195	199,611	223,806
East Japan Railway Co.	10,005	21,120	31,125	796,144	1,680,615	2,476,759
Eisai Co., Ltd.	2,200	16,154	18,354	85,130	625,084	710,214

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Electric Power Development Co., Ltd.	800	7,603	8,403	23,284	221,282	244,566
FamilyMart Co., Ltd.	500	3,604	4,104	22,814	164,440	187,254
FANUC Corp.	4,900	12,044	16,944	895,689	2,201,567	3,097,256
Fast Retailing Co., Ltd.	500	3,316	3,816	206,058	1,366,579	1,572,637
Fuji Electric Co., Ltd.	6,000	37,288	43,288	28,032	174,207	202,239
Fuji Heavy Industries Ltd.	5,200	37,480	42,680	148,875	1,073,043	1,221,918
Fujifilm Holdings Corp.	4,000	29,768	33,768	113,228	842,640	955,868
Fujitsu Ltd.*	15,000	119,742	134,742	77,485	618,551	696,036
Fukuoka Financial Group, Inc.	5,000	47,983	52,983	21,888	210,048	231,936
Gree, Inc.	1,100	6,500	7,600	10,853	64,130	74,983
GungHo Online Entertainment, Inc.*	2,600	21,500	24,100	18,690	154,548	173,238
Gunma Bank Ltd.	4,000	22,274	26,274	22,296	124,156	146,452
Hachijuni Bank Ltd.	4,000	25,088	29,088	23,284	146,035	169,319
Hakuhodo DY Holdings, Inc.	2,600	14,060	16,660	20,122	108,811	128,933
Hamamatsu Photonics KK	700	4,400	5,100	27,951	175,691	203,642
Hankyu Hanshin Holdings, Inc.	9,000	74,000	83,000	48,542	399,126	447,668
Hino Motors Ltd.	2,000	16,830	18,830	31,374	264,013	295,387
Hirose Electric Co., Ltd.	300	1,866	2,166	42,674	265,432	308,106
Hiroshima Bank Ltd.	3,000	30,000	33,000	12,392	123,920	136,312
Hisamitsu Pharmaceutical Co., Inc.	600	3,867	4,467	30,197	194,617	224,814
Hitachi Chemical Co., Ltd.	1,200	6,888	8,088	19,109	109,687	128,796
Hitachi Construction Machinery Co., Ltd.	1,000	6,451	7,451	21,318	137,522	158,840
Hitachi High-Technologies Corp.	700	3,618	4,318	17,555	90,733	108,288
Hitachi Ltd.	188,000	305,211	493,211	1,421,024	2,306,979	3,728,003
Hitachi Metals Ltd.	2,000	11,386	13,386	28,221	160,665	188,886
Hokkaido Electric Power Co., Inc.*	1,200	11,268	12,468	13,776	129,361	143,137
Hokuhoku Financial Group, Inc.	11,000	75,000	86,000	21,935	149,558	171,493

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Hokuriku Electric Power Co.	1,500	10,138	11,638	20,326	137,375	157,701
Honda Motor Co., Ltd.	35,600	265,904	301,504	1,463,755	10,933,096	12,396,851
Hoya Corp.	3,800	27,902	31,702	105,437	774,187	879,624
Hulic Co., Ltd.	2,000	16,400	18,400	29,532	242,161	271,693
Ibiden Co., Ltd.	1,000	6,834	7,834	18,669	127,582	146,251
Idemitsu Kosan Co., Ltd.	800	5,160	5,960	18,179	117,253	135,432
IHI Corp.	10,000	83,834	93,834	43,111	361,415	404,526
Iida Group Holdings Co., Ltd.*	1,000	7,500	8,500	19,960	149,701	169,661
INPEX Corp.	7,700	266,900	274,600	98,562	3,416,401	3,514,963
Isetan Mitsukoshi Holdings Ltd.	2,900	22,748	25,648	41,169	322,935	364,104
Isuzu Motors Ltd.	10,000	76,138	86,138	62,102	472,835	534,937
ITOCHU Corp.	13,200	96,532	109,732	162,822	1,190,723	1,353,545
ITOCHU Techno-Solutions Corp.	300	1,734	2,034	12,150	70,226	82,376
Iyo Bank Ltd.	2,000	15,578	17,578	19,580	152,511	172,091
J. Front Retailing Co., Ltd.	5,000	29,068	34,068	37,793	219,714	257,507
Japan Airlines Co., Ltd.	564	4,015	4,579	27,796	197,872	225,668
Japan Exchange Group, Inc.	45,800	16,000	61,800	1,299,935	454,126	1,754,061
Japan Petroleum Exploration Co.	100	1,910	2,010	3,784	72,276	76,060
Japan Prime Realty Investment Corp. (REIT)	8	48	56	25,601	153,604	179,205
Japan Real Estate Investment Corp. (REIT)	10	76	86	53,556	407,027	460,583
Japan Retail Fund Investment Corp. (REIT)	19	145	164	38,646	294,929	333,575
Japan Steel Works Ltd.	3,000	18,022	21,022	16,751	100,626	117,377
Japan Tobacco, Inc.	27,300	267,100	294,400	886,582	8,674,219	9,560,801
JFE Holdings, Inc.	4,300	31,476	35,776	102,161	747,820	849,981
JGC Corp.	2,000	13,326	15,326	78,340	521,980	600,320
Jin Co., Ltd.	16,600	—	16,600	701,453	—	701,453
Joyo Bank Ltd.	6,000	43,480	49,480	30,595	221,715	252,310

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
JSR Corp.	1,800	11,418	13,218	34,800	220,749	255,549
JTEKT Corp.	2,000	12,982	14,982	33,995	220,661	254,656
JX Holdings, Inc.	19,644	143,978	163,622	100,915	739,646	840,561
Kajima Corp.	8,000	51,739	59,739	30,007	194,064	224,071
Kakaku.com, Inc.	1,100	8,800	9,900	19,293	154,341	173,634
Kamigumi Co., Ltd.	2,000	13,704	15,704	18,308	125,445	143,753
Kaneka Corp.	3,000	15,644	18,644	19,656	102,501	122,157
Kansai Electric Power Co., Inc.*	5,900	44,723	50,623	67,734	513,438	581,172
Kansai Paint Co., Ltd.	2,000	14,452	16,452	29,532	213,397	242,929
Kao Corp.	4,600	32,367	36,967	144,583	1,017,328	1,161,911
Kawasaki Heavy Industries Ltd.	13,000	90,840	103,840	54,439	380,405	434,844
KDDI Corp.	4,700	34,000	38,700	288,757	2,088,880	2,377,637
Keikyu Corp.	4,000	29,466	33,466	32,931	242,589	275,520
Keio Corp.	4,000	37,347	41,347	26,626	248,602	275,228
Keisei Electric Railway Co., Ltd.	2,000	16,955	18,955	18,365	155,688	174,053
Keyence Corp.	430	2,853	3,283	183,743	1,219,115	1,402,858
Kikkoman Corp.	1,000	10,823	11,823	18,859	204,107	222,966
Kinden Corp.	1,000	8,696	9,696	10,445	90,833	101,278
Kintetsu Corp.	16,000	110,980	126,980	56,063	388,867	444,930
Kirin Holdings Co., Ltd.	8,000	54,991	62,991	114,937	790,062	904,999
Kobe Steel Ltd.*	24,000	160,095	184,095	41,022	273,641	314,663
Koito Manufacturing Co., Ltd.	1,000	6,000	7,000	19,058	114,348	133,406
Komatsu Ltd.	36,700	59,272	95,972	744,734	1,202,775	1,947,509
Konami Corp.	900	5,988	6,888	20,759	138,115	158,874
Konica Minolta, Inc.	3,500	29,936	33,436	34,864	298,194	333,058
Kubota Corp.	45,500	67,508	113,008	751,348	1,114,770	1,866,118
Kuraray Co., Ltd.	3,200	22,092	25,292	38,074	262,855	300,929
Kurita Water Industries Ltd.	1,100	7,514	8,614	22,792	155,688	178,480
Kyocera Corp.	2,900	20,608	23,508	144,573	1,027,367	1,171,940
Kyowa Hakko Kirin Co., Ltd.	2,000	13,267	15,267	22,011	146,011	168,022
Kyushu Electric Power Co., Inc.*	3,900	27,288	31,188	49,699	347,740	397,439
Lawson, Inc.	600	44,880	45,480	44,839	3,353,961	3,398,800
LIXIL Group Corp.	2,100	17,023	19,123	57,490	466,027	523,517
M3, Inc.	7	46	53	17,515	115,098	132,613

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Mabuchi Motor Co., Ltd.	300	1,652	1,952	17,805	98,044	115,849
Makita Corp.	7,700	7,146	14,846	403,608	374,570	778,178
Marubeni Corp.	14,000	105,668	119,668	100,503	758,570	859,073
Marui Group Co., Ltd.	1,900	14,886	16,786	19,269	150,966	170,235
Maruichi Steel Tube Ltd.	400	3,116	3,516	10,088	78,588	88,676
Mazda Motor Corp.*	24,000	170,679	194,679	123,977	881,677	1,005,654
McDonald’s Holdings Co. Japan Ltd.	600	4,480	5,080	15,309	114,308	129,617
Medipal Holdings Corp.	1,300	8,322	9,622	17,134	109,685	126,819
MEIJI Holdings Co., Ltd.	582	3,834	4,416	37,359	246,110	283,469
Miraca Holdings, Inc.	500	3,700	4,200	23,549	174,266	197,815
Mitsubishi Chemical Holdings Corp.	11,000	86,859	97,859	50,764	400,850	451,614
Mitsubishi Corp.	38,700	89,184	127,884	741,220	1,708,139	2,449,359
Mitsubishi Electric Corp.	17,000	123,371	140,371	213,085	1,546,384	1,759,469
Mitsubishi Estate Co., Ltd.	11,000	79,011	90,011	328,506	2,359,601	2,688,107
Mitsubishi Gas Chemical Co., Inc.	3,000	26,711	29,711	22,049	196,319	218,368
Mitsubishi Heavy Industries Ltd.	27,000	192,256	219,256	166,907	1,188,478	1,355,385
Mitsubishi Logistics Corp.	1,000	7,008	8,008	15,772	110,534	126,306
Mitsubishi Materials Corp.	10,000	70,819	80,819	36,844	260,923	297,767
Mitsubishi Motors Corp.*	4,000	26,821	30,821	42,883	287,541	330,424
Mitsubishi Tanabe Pharma Corp.	2,200	14,290	16,490	30,626	198,928	229,554
Mitsubishi UFJ Financial Group, Inc.	111,600	805,816	917,416	735,451	5,310,382	6,045,833
Mitsubishi UFJ Lease & Finance Co., Ltd.	5,600	35,900	41,500	34,299	219,879	254,178
Mitsui & Co., Ltd.	15,200	110,154	125,354	211,452	1,532,386	1,743,838
Mitsui Chemicals, Inc.	8,000	51,288	59,288	19,295	123,703	142,998
Mitsui Fudosan Co., Ltd.	7,000	53,427	60,427	251,591	1,920,247	2,171,838

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Mitsui O.S.K. Lines Ltd.	8,000	68,575	76,575	36,008	308,656	344,664
Mizuho Financial Group, Inc.	201,050	1,458,602	1,659,652	435,281	3,157,927	3,593,208
MS&AD Insurance Group Holdings, Inc.	4,438	32,498	36,936	118,925	870,851	989,776
Murata Manufacturing Co., Ltd.	1,800	12,971	14,771	159,643	1,150,405	1,310,048
Nabtesco Corp.	1,100	7,000	8,100	25,330	161,191	186,521
Namco Bandai Holdings, Inc.	1,700	11,219	12,919	37,677	248,648	286,325
NEC Corp.	25,000	163,742	188,742	56,262	368,501	424,763
Nexon Co., Ltd.	1,300	7,200	8,500	11,999	66,455	78,454
NGK Insulators Ltd.	3,000	18,267	21,267	56,918	346,572	403,490
NGK Spark Plug Co., Ltd.	2,000	10,948	12,948	47,289	258,860	306,149
NHK Spring Co., Ltd.	1,700	9,675	11,375	19,145	108,960	128,105
Nidec Corp.	4,100	6,446	10,546	401,007	630,461	1,031,468
Nikon Corp.	2,700	21,859	24,559	51,508	417,004	468,512
Nintendo Co., Ltd.	900	6,839	7,739	119,732	909,832	1,029,564
Nippon Building Fund, Inc. (REIT)	12	86	98	69,737	499,782	569,519
Nippon Electric Glass Co., Ltd.	4,000	22,022	26,022	20,967	115,432	136,399
Nippon Express Co., Ltd.	7,000	48,427	55,427	33,833	234,065	267,898
Nippon Meat Packers, Inc.	1,000	10,075	11,075	17,149	172,780	189,929
Nippon Paint Co., Ltd.	1,000	9,000	10,000	16,608	149,473	166,081
Nippon Prologis REIT, Inc. (REIT)	2	16	18	19,105	152,844	171,949
Nippon Steel & Sumitomo Metal Corp.	392,595	481,698	874,293	1,312,254	1,610,082	2,922,336
Nippon Telegraph & Telephone Corp.	3,292	23,587	26,879	176,932	1,267,709	1,444,641
Nippon Yusen KK	13,000	101,442	114,442	41,478	323,659	365,137
Nishi-Nippon City Bank Ltd.	6,000	44,480	50,480	16,124	119,531	135,655
Nissan Motor Co., Ltd.	21,800	158,048	179,848	182,995	1,326,697	1,509,692
Nisshin Seifun Group, Inc.	2,200	13,901	16,101	22,708	143,485	166,193
Nissin Foods Holdings Co., Ltd.	500	3,506	4,006	21,081	147,817	168,898

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Nitori Holdings Co., Ltd.	350	2,075	2,425	33,135	196,446	229,581
Nitto Denko Corp.	7,800	10,611	18,411	328,487	446,869	775,356
NKSJ Holdings, Inc.	2,823	21,104	23,927	78,382	585,966	664,348
NOK Corp.	900	5,864	6,764	14,699	95,775	110,474
Nomura Holdings, Inc.	31,800	230,908	262,708	244,290	1,773,854	2,018,144
Nomura Real Estate Holdings, Inc.	900	7,875	8,775	20,237	177,077	197,314
Nomura Real Estate Office Fund, Inc. (REIT)	3	19	22	13,930	88,225	102,155
Nomura Research Institute Ltd.	900	6,288	7,188	28,331	197,937	226,268
NSK Ltd.	4,000	29,970	33,970	49,682	372,242	421,924
NTT Data Corp.	1,000	8,000	9,000	36,844	294,749	331,593
NTT DOCOMO, Inc.	13,600	96,800	110,400	222,771	1,585,604	1,808,375
NTT Urban Development Corp.	900	6,600	7,500	10,332	75,771	86,103
Obayashi Corp.	5,000	40,666	45,666	28,440	231,307	259,747
Obic Co., Ltd.	—	102,400	102,400	—	3,019,200	3,019,200
Odakyu Electric Railway Co., Ltd.	5,000	40,103	45,103	45,152	362,149	407,301
Oji Holdings Corp.	8,000	49,612	57,612	40,946	253,925	294,871
Olympus Corp.*	1,900	14,952	16,852	60,080	472,796	532,876
Omron Corp.	1,800	13,044	14,844	79,394	575,343	654,737
Ono Pharmaceutical Co., Ltd.	800	5,275	6,075	69,965	461,331	531,296
Oracle Corp. Japan	300	2,540	2,840	10,953	92,739	103,692
Oriental Land Co., Ltd.	400	3,186	3,586	57,620	458,946	516,566
ORIX Corp.	10,900	79,510	90,410	191,172	1,394,502	1,585,674
Osaka Gas Co., Ltd.	15,000	119,868	134,868	58,826	470,093	528,919
Otsuka Corp.	100	1,139	1,239	12,734	145,038	157,772
Otsuka Holdings Co., Ltd.	3,200	23,200	26,400	92,375	669,718	762,093
Panasonic Corp.	19,300	139,186	158,486	224,321	1,617,735	1,842,056
Park24 Co., Ltd.	1,100	6,700	7,800	20,713	126,162	146,875
Rakuten, Inc.	127,400	46,500	173,900	1,892,067	690,590	2,582,657
Resona Holdings, Inc.	16,357	120,902	137,259	83,253	615,359	698,612
Ricoh Co., Ltd.	6,000	43,480	49,480	63,698	461,596	525,294
Rinnai Corp.	300	2,084	2,384	23,331	162,073	185,404
Rohm Co., Ltd.	900	6,126	7,026	43,757	297,836	341,593
Sankyo Co., Ltd.	300	3,398	3,698	13,816	156,493	170,309
Sanrio Co., Ltd.	300	2,600	2,900	12,606	109,249	121,855

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Santen Pharmaceutical Co., Ltd.	700	29,931	30,631	32,604	1,394,089	1,426,693
SBI Holdings, Inc.	2,130	13,030	15,160	32,159	196,731	228,890
Secom Co., Ltd.	24,500	13,427	37,927	1,474,979	808,348	2,283,327
Sega Sammy Holdings, Inc.	1,400	11,775	13,175	35,588	299,323	334,911
Sekisui Chemical Co., Ltd.	4,000	27,214	31,214	48,998	333,359	382,357
Sekisui House Ltd.	5,000	32,970	37,970	69,794	460,221	530,015
Seven & I Holdings Co., Ltd.	6,600	47,712	54,312	261,969	1,893,801	2,155,770
Seven Bank Ltd.	5,800	36,800	42,600	22,636	143,622	166,258
Sharp Corp.*	13,000	88,938	101,938	41,231	282,075	323,306
Shikoku Electric Power Co., Inc.*	1,600	11,543	13,143	23,929	172,635	196,564
Shimadzu Corp.	2,000	15,140	17,140	17,377	131,546	148,923
Shimamura Co., Ltd.	200	1,546	1,746	18,726	144,749	163,475
Shimano, Inc.	600	5,036	5,636	51,448	431,821	483,269
Shimizu Corp.	5,000	38,910	43,910	25,211	196,194	221,405
Shin-Etsu Chemical Co., Ltd.	12,500	26,064	38,564	728,801	1,519,637	2,248,438
Shinsei Bank Ltd.	12,000	107,173	119,173	29,285	261,546	290,831
Shionogi & Co., Ltd.	2,400	19,207	21,607	51,961	415,839	467,800
Shiseido Co., Ltd.	3,400	23,022	26,422	54,595	369,672	424,267
Shizuoka Bank Ltd.	5,000	36,724	41,724	53,271	391,267	444,538
Showa Denko KK	13,000	97,382	110,382	18,393	137,783	156,176
Showa Shell Sekiyu KK	1,500	12,475	13,975	15,212	126,515	141,727
SMC Corp.	2,900	3,248	6,148	729,750	817,320	1,547,070
SoftBank Corp.	8,400	87,372	95,772	733,833	7,632,916	8,366,749
Sojitz Corp.	11,200	75,442	86,642	19,888	133,963	153,851
Sony Corp.	8,900	64,564	73,464	154,320	1,119,494	1,273,814
Sony Financial Holdings, Inc.	1,200	10,900	12,100	21,810	198,107	219,917
Stanley Electric Co., Ltd.	1,300	8,784	10,084	29,726	200,853	230,579
Start Today Co., Ltd.	45,400	—	45,400	1,125,623	—	1,125,623
Sumco Corp.	1,000	7,652	8,652	8,812	67,430	76,242
Sumitomo Chemical Co., Ltd.	14,000	95,158	109,158	54,772	372,283	427,055
Sumitomo Corp.	44,100	72,228	116,328	553,187	906,022	1,459,209
Sumitomo Electric Industries Ltd.	6,600	48,360	54,960	109,927	805,464	915,391

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Sumitomo Heavy Industries Ltd.	5,000	32,784	37,784	22,980	150,674	173,654
Sumitomo Metal Mining Co., Ltd.	5,000	32,784	37,784	65,378	428,673	494,051
Sumitomo Mitsui Financial Group, Inc.	11,184	80,468	91,652	575,608	4,141,454	4,717,062
Sumitomo Mitsui Trust Holdings, Inc.	28,070	210,268	238,338	147,667	1,106,148	1,253,815
Sumitomo Realty & Development Co., Ltd.	3,000	22,526	25,526	148,989	1,118,706	1,267,695
Sumitomo Rubber Industries Ltd.	1,500	10,436	11,936	21,280	148,052	169,332
Sundrug Co., Ltd.	—	41,800	41,800	—	1,867,524	1,867,524
Suntory Beverage & Food Ltd.	1,200	7,900	9,100	38,230	251,681	289,911
Suruga Bank Ltd.	2,000	11,890	13,890	35,818	212,938	248,756
Suzuken Co., Ltd.	700	4,306	5,006	22,633	139,226	161,859
Suzuki Motor Corp.	3,000	23,436	26,436	80,562	629,352	709,914
Sysmex Corp.	700	4,500	5,200	41,278	265,359	306,637
T&D Holdings, Inc.	4,900	37,068	41,968	68,352	517,072	585,424
Taiheiyo Cement Corp.	9,000	75,000	84,000	34,527	287,722	322,249
Taisei Corp.	7,000	62,183	69,183	31,773	282,247	314,020
Taisho Pharmaceutical Holdings Co., Ltd.	200	2,071	2,271	13,731	142,183	155,914
Taiyo Nippon Sanso Corp.	2,000	15,392	17,392	14,206	109,327	123,533
Takashimaya Co., Ltd.	2,000	15,955	17,955	19,884	158,626	178,510
Takeda Pharmaceutical Co., Ltd.	6,900	50,223	57,123	316,138	2,301,073	2,617,211
TDK Corp.	900	7,871	8,771	43,073	376,696	419,769
Teijin Ltd.	8,000	56,250	64,250	17,776	124,988	142,764
Terumo Corp.	1,300	9,750	11,050	62,587	469,400	531,987
THK Co., Ltd.	1,100	7,208	8,308	27,409	179,601	207,010
Tobu Railway Co., Ltd.	8,000	65,991	73,991	38,743	319,584	358,327
Toho Co., Ltd.	1,100	7,546	8,646	24,160	165,738	189,898
Toho Gas Co., Ltd.	4,000	24,592	28,592	19,447	119,562	139,009
Tohoku Electric Power Co., Inc.*	4,200	28,559	32,759	47,181	320,818	367,999
Tokio Marine Holdings, Inc.	6,100	43,915	50,015	203,604	1,465,779	1,669,383
Tokyo Electric Power Co., Inc.*	12,100	93,058	105,158	59,403	456,851	516,254

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Tokyo Electron Ltd.	1,500	10,936	12,436	82,043	598,152	680,195
Tokyo Gas Co., Ltd.	21,000	148,711	169,711	103,295	731,481	834,776
Tokyo Tatemono Co., Ltd.	4,000	26,000	30,000	44,364	288,368	332,732
Tokyu Corp.	9,000	72,011	81,011	58,200	465,668	523,868
Tokyu Fudosan Holdings Corp.*	5,000	32,292	37,292	47,004	303,571	350,575
TonenGeneral Sekiyu KK	2,000	18,830	20,830	18,327	172,547	190,874
Toppan Printing Co., Ltd.	4,000	37,910	41,910	31,944	302,747	334,691
Toray Industries, Inc.	12,000	91,774	103,774	82,955	634,427	717,382
Toshiba Corp.	35,000	257,683	292,683	146,900	1,081,530	1,228,430
TOTO Ltd.	2,000	19,267	21,267	31,659	304,986	336,645
Toyo Seikan Kaisha Ltd.	1,400	10,304	11,704	30,031	221,031	251,062
Toyo Suisan Kaisha Ltd.	1,000	5,756	6,756	30,007	172,718	202,725
Toyoda Gosei Co., Ltd.	700	4,442	5,142	16,265	103,215	119,480
Toyota Boshoku Corp.	700	4,492	5,192	8,728	56,006	64,734
Toyota Industries Corp.	1,500	10,418	11,918	67,586	469,409	536,995
Toyota Motor Corp.	42,300	209,336	251,636	2,578,729	12,761,724	15,340,453
Toyota Tsusho Corp.	2,000	13,614	15,614	49,435	336,504	385,939
Trend Micro, Inc.	1,000	6,582	7,582	34,944	230,004	264,948
Tsumura & Co.	300	3,904	4,204	7,942	103,355	111,297
Ube Industries Ltd.	9,000	60,123	69,123	19,229	128,456	147,685
Unicharm Corp.	1,000	48,794	49,794	56,975	2,780,021	2,836,996
United Urban Investment Corp. (REIT)	22	146	168	31,608	209,760	241,368
USS Co., Ltd.	2,000	13,610	15,610	27,424	186,619	214,043
West Japan Railway Co.	1,400	10,800	12,200	60,621	467,648	528,269
Yahoo! Japan Corp.	55,100	688,600	743,700	306,082	3,825,192	4,131,274
Yakult Honsha Co., Ltd.	800	5,507	6,307	40,338	277,677	318,015
Yamada Denki Co., Ltd.	8,800	59,420	68,220	28,746	194,098	222,844
Yamaguchi Financial Group, Inc.	1,000	14,763	15,763	9,249	136,541	145,790
Yamaha Corp.	1,300	10,479	11,779	20,603	166,076	186,679
Yamaha Motor Co., Ltd.	2,100	17,532	19,632	31,447	262,539	293,986

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Yamato Holdings Co., Ltd.	3,200	23,036	26,236	64,602	465,051	529,653
Yamato Kogyo Co., Ltd.	200	2,754	2,954	6,381	87,869	94,250
Yamazaki Baking Co., Ltd.	1,000	5,571	6,571	10,246	57,080	67,326
Yaskawa Electric Corp.	2,000	14,140	16,140	31,583	223,291	254,874
Yokogawa Electric Corp.	1,600	13,703	15,303	24,537	210,145	234,682
Yokohama Rubber Co., Ltd.	1,000	13,000	14,000	9,809	127,519	137,328

				44,023,515	211,113,924	255,137,439

Luxembourg (0.6%)
ArcelorMittal S.A.	8,741	63,901	72,642	155,964	1,140,175	1,296,139
Millicom International Cellular S.A. (SDR)	607	4,044	4,651	60,447	402,712	463,159
RTL Gorup S.A.	304	2,190	2,494	39,283	282,991	322,274
SES S.A. (FDR)	2,617	19,477	22,094	84,713	630,475	715,188
Tenaris S.A.	4,130	30,269	34,399	90,224	661,260	751,484
Tenaris S.A. (ADR)	—	246,195	246,195	—	10,756,259	10,756,259

				430,631	13,873,872	14,304,503

Macau (0.3%)
MGM China Holdings Ltd.	8,400	64,800	73,200	35,856	276,605	312,461
Sands China Ltd.	270,133	431,719	701,852	2,206,895	3,526,998	5,733,893
Wynn Macau Ltd.	14,400	99,200	113,600	65,275	449,670	514,945

				2,308,026	4,253,273	6,561,299

Mexico (0.0%)
Fresnillo plc	1,678	11,493	13,171	20,715	141,882	162,597

Netherlands (3.1%)
Aegon N.V.	15,560	113,767	129,327	146,887	1,073,967	1,220,854
Akzo Nobel N.V.	8,323	44,572	52,895	645,090	3,454,639	4,099,729
ASML Holding N.V.	31,773	22,729	54,502	2,974,036	2,127,494	5,101,530
Core Laboratories N.V.	15,565	51,400	66,965	2,972,137	9,814,830	12,786,967
Corio N.V. (REIT)	641	4,400	5,041	28,725	197,179	225,904
Delta Lloyd N.V.	1,755	11,498	13,253	43,555	285,353	328,908
Fugro N.V. (CVA)	553	4,383	4,936	32,952	261,176	294,128
Gemalto N.V.	681	5,078	5,759	74,958	558,934	633,892
Heineken Holding N.V.	826	6,462	7,288	52,254	408,796	461,050
Heineken N.V.	2,016	55,524	57,540	136,119	3,748,945	3,885,064

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
ING Groep N.V. (CVA)*	71,273	243,902	315,175	990,308	3,388,913	4,379,221
Koninklijke (Royal) KPN N.V.*	27,836	205,282	233,118	89,723	661,678	751,401
Koninklijke Ahold N.V.	8,820	63,167	71,987	158,344	1,134,030	1,292,374
Koninklijke Boskalis Westminster N.V.	557	4,874	5,431	29,428	257,512	286,940
Koninklijke DSM N.V.	1,349	9,885	11,234	106,079	777,307	883,386
Koninklijke Philips N.V.	8,379	61,550	69,929	307,137	2,256,148	2,563,285
Koninklijke Vopak N.V.	671	4,507	5,178	39,250	263,636	302,886
OCI*	879	5,777	6,656	39,585	260,159	299,744
QIAGEN N.V.*	2,217	15,156	17,373	51,651	353,097	404,748
Randstad Holding N.V.	1,136	7,720	8,856	73,686	500,752	574,438
Reed Elsevier N.V.	6,058	44,171	50,229	128,343	935,797	1,064,140
Royal Dutch Shell plc (BATS Europe Exchange), Class A	61,321	—	61,321	2,185,328	—	2,185,328
Royal Dutch Shell plc , Class A	33,260	240,828	274,088	1,191,313	8,626,025	9,817,338
Royal Dutch Shell plc, Class B	22,041	159,217	181,258	832,173	6,011,343	6,843,516
Sensata Technologies Holding N.V.*	32,255	—	32,255	1,250,526	—	1,250,526
TNT Express N.V.	3,305	22,881	26,186	30,681	212,409	243,090
Unilever N.V. (N.Y. Shares)	—	61,315	61,315	—	2,466,703	2,466,703
Unilever N.V. (CVA)	14,264	102,762	117,026	574,463	4,138,598	4,713,061
Wolters Kluwer N.V.	2,563	19,351	21,914	73,145	552,256	625,401
Yandex N.V., Class A*	39,355	—	39,355	1,698,168	—	1,698,168
Ziggo N.V.	1,310	9,588	10,898	59,832	437,915	497,747

				17,015,876	55,165,591	72,181,467

New Zealand (0.0%)
Auckland International Airport Ltd.	10,172	64,786	74,958	29,530	188,078	217,608
Contact Energy Ltd.	3,894	24,133	28,027	16,428	101,815	118,243
Fletcher Building Ltd.	6,502	43,852	50,354	45,505	306,904	352,409
Ryman Healthcare Ltd.	2,579	19,057	21,636	16,650	123,029	139,679
Telecom Corp. of New Zealand Ltd.	17,025	116,409	133,434	32,273	220,669	252,942

				140,386	940,495	1,080,881

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Norway (0.4%)
Aker Solutions ASA	1,572	10,260	11,832	28,095	183,368	211,463
DNB ASA	108,401	62,644	171,045	1,939,147	1,120,616	3,059,763
Gjensidige Forsikring ASA	1,904	12,461	14,365	36,320	237,703	274,023
Norsk Hydro ASA	155,666	79,572	235,238	694,752	355,137	1,049,889
Orkla ASA	6,116	48,985	55,101	47,716	382,169	429,885
Statoil ASA	9,768	69,782	79,550	236,739	1,691,253	1,927,992
Statoil ASA (ADR)	45,787	—	45,787	1,104,840	—	1,104,840
Telenor ASA	6,142	43,797	49,939	146,429	1,044,144	1,190,573
Yara International ASA	1,565	11,841	13,406	67,345	509,538	576,883
Yara International ASA (ADR)	—	5,000	5,000	—	214,650	214,650

				4,301,383	5,738,578	10,039,961

Panama (0.2%)
Copa Holdings S.A., Class A	5,809	27,125	32,934	930,079	4,342,984	5,273,063

Peru (0.2%)
Credicorp Ltd.	—	26,852	26,852	—	3,564,066	3,564,066

Portugal (0.2%)
Banco Espirito Santo S.A. (Registered)*	16,313	113,889	130,202	23,317	162,787	186,104
EDP - Energias de Portugal S.A.	18,569	129,130	147,699	68,206	474,310	542,516
Galp Energia SGPS S.A., Class B	2,763	21,762	24,525	45,290	356,711	402,001
Jeronimo Martins SGPS S.A.	80,378	70,572	150,950	1,571,838	1,380,076	2,951,914
Portugal Telecom SGPS S.A. (Registered)	6,319	40,099	46,418	27,470	174,319	201,789

				1,736,121	2,548,203	4,284,324

Russia (0.1%)
Magnit OJSC (GDR)§(b)	9,285	—	9,285	522,175	—	522,175
Sberbank of Russia (ADR)	—	140,550	140,550	—	1,766,714	1,766,714

				522,175	1,766,714	2,288,889

Singapore (0.6%)
Ascendas Real Estate Investment Trust (REIT)	19,000	131,522	150,522	33,123	229,287	262,410

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
CapitaCommercial Trust (REIT)	19,000	124,000	143,000	21,831	142,478	164,309
CapitaLand Ltd.	21,000	163,502	184,502	50,422	392,576	442,998
CapitaMall Trust (REIT)	24,000	151,267	175,267	36,230	228,348	264,578
CapitaMalls Asia Ltd.	13,032	80,421	93,453	20,241	124,906	145,147
City Developments Ltd.	4,000	26,280	30,280	30,429	199,919	230,348
ComfortDelGro Corp., Ltd.	18,000	128,550	146,550	28,670	204,751	233,421
DBS Group Holdings Ltd.	15,000	108,860	123,860	203,257	1,475,103	1,678,360
Genting Singapore plc	50,677	392,261	442,938	60,036	464,702	524,738
Global Logistic Properties Ltd.	25,000	197,000	222,000	57,253	451,151	508,404
Golden Agri-Resources Ltd.	67,576	466,537	534,113	29,184	201,484	230,668
Hutchison Port Holdings Trust, Class U	48,000	335,000	383,000	32,400	226,125	258,525
Jardine Cycle & Carriage Ltd.	1,000	6,449	7,449	28,488	183,717	212,205
Keppel Corp., Ltd.	12,800	91,685	104,485	113,501	812,992	926,493
Keppel Land Ltd.	6,000	44,000	50,000	15,880	116,455	132,335
Olam International Ltd.	14,962	94,924	109,886	18,199	115,463	133,662
Oversea-Chinese Banking Corp., Ltd.	22,525	163,922	186,447	182,064	1,324,937	1,507,001
Sembcorp Industries Ltd.	8,000	62,812	70,812	34,803	273,258	308,061
Sembcorp Marine Ltd.	8,000	51,626	59,626	28,210	182,048	210,258
Singapore Airlines Ltd.	5,000	34,682	39,682	41,246	286,097	327,343
Singapore Exchange Ltd.	8,000	64,302	72,302	46,024	369,929	415,953
Singapore Press Holdings Ltd.	12,000	67,523	79,523	39,177	220,448	259,625
Singapore Technologies Engineering Ltd.	13,000	99,019	112,019	40,794	310,722	351,516
Singapore Telecommunications Ltd.	70,000	506,119	576,119	203,019	1,467,883	1,670,902
StarHub Ltd.	6,000	39,724	45,724	20,397	135,042	155,439
United Overseas Bank Ltd.	11,000	80,826	91,826	185,142	1,360,390	1,545,532

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
UOL Group Ltd.	4,000	27,532	31,532	19,620	135,047	154,667
Wilmar International Ltd.	15,000	123,455	138,455	40,651	334,574	375,225

				1,660,291	11,969,832	13,630,123

South Africa (0.1%)
Naspers Ltd., Class N	17,056	—	17,056	1,782,035	—	1,782,035

South Korea (0.4%)
Hyundai Mobis*	5,496	—	5,496	1,528,475	—	1,528,475
NAVER Corp.*	—	2,877	2,877	—	1,973,704	1,973,704
POSCO	3,052	—	3,052	944,216	—	944,216
Samsung Electronics Co., Ltd.	1,125	2,511	3,636	1,462,548	3,264,407	4,726,955

				3,935,239	5,238,111	9,173,350

Spain (1.6%)
Abertis Infraestructuras S.A.	3,243	24,678	27,921	72,052	548,285	620,337
ACS Actividades de Construccion y Servicios S.A.	1,214	9,392	10,606	41,786	323,273	365,059
Amadeus IT Holding S.A., Class A	45,274	47,909	93,183	1,937,326	2,050,081	3,987,407
Banco Bilbao Vizcaya Argentaria S.A.	50,254	365,519	415,773	618,615	4,499,453	5,118,068
Banco de Sabadell S.A.	29,468	213,310	242,778	76,862	556,382	633,244
Banco Popular Espanol S.A.*	12,113	80,366	92,479	73,071	484,803	557,874
Banco Santander S.A.	99,904	720,675	820,579	894,171	6,450,261	7,344,432
Bankia S.A.*	38,520	256,647	295,167	65,392	435,687	501,079
CaixaBank S.A.	14,477	108,119	122,596	75,442	563,424	638,866
Distribuidora Internacional de Alimentacion S.A.	5,733	39,166	44,899	51,265	350,224	401,489
Enagas S.A.	1,867	12,242	14,109	48,787	319,901	368,688
Ferrovial S.A.	3,386	25,860	29,246	65,516	500,371	565,887
Gas Natural SDG S.A.	2,942	22,451	25,393	75,664	577,411	653,075
Grifols S.A.	1,197	9,560	10,757	57,248	457,219	514,467
Iberdrola S.A.	41,587	295,650	337,237	265,174	1,885,174	2,150,348
Inditex S.A.	1,910	32,927	34,837	314,785	5,426,661	5,741,446
Mapfre S.A.	7,424	63,293	70,717	31,794	271,056	302,850
Red Electrica Corporacion S.A.	883	6,937	7,820	58,915	462,847	521,762

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Repsol S.A.	7,487	53,356	60,843	188,694	1,344,722	1,533,416
Telefonica S.A.	35,864	259,551	295,415	583,917	4,225,856	4,809,773
Zardoya Otis S.A.	1,497	10,680	12,177	27,081	193,206	220,287

				5,623,557	31,926,297	37,549,854

Sweden (1.5%)
Alfa Laval AB	2,635	20,012	22,647	67,597	513,380	580,977
Assa Abloy AB, Class B	2,923	21,416	24,339	154,425	1,131,425	1,285,850
Atlas Copco AB, Class A	15,262	41,633	56,895	423,084	1,154,126	1,577,210
Atlas Copco AB, Class B	3,412	25,013	28,425	86,575	634,673	721,248
Boliden AB	2,609	17,532	20,141	39,935	268,356	308,291
Electrolux AB	1,981	15,420	17,401	51,898	403,969	455,867
Elekta AB, Class B	3,489	23,625	27,114	53,351	361,252	414,603
Getinge AB, Class B	53,177	12,829	66,006	1,818,907	438,813	2,257,720
Hennes & Mauritz AB, Class B	8,312	59,802	68,114	382,785	2,754,006	3,136,791
Hexagon AB, Class B	1,980	15,178	17,158	62,585	479,751	542,336
Husqvarna AB, Class B	3,864	24,374	28,238	23,261	146,733	169,994
Industrivarden AB, Class C	1,279	7,832	9,111	24,320	148,924	173,244
Investment AB Kinnevik, Class B	1,928	13,922	15,850	89,298	644,817	734,115
Investor AB, Class B	3,985	29,196	33,181	137,111	1,004,544	1,141,655
Lundin Petroleum AB*	2,145	14,264	16,409	41,820	278,101	319,921
Nordea Bank AB	26,203	187,398	213,601	353,007	2,524,629	2,877,636
Sandvik AB	9,328	67,985	77,313	131,541	958,704	1,090,245
Scania AB, Class B	2,667	20,512	23,179	52,205	401,511	453,716
Securitas AB, Class B	3,070	19,382	22,452	32,624	205,969	238,593
Skandinaviska Enskilda Banken AB, Class A	13,291	96,858	110,149	175,234	1,277,013	1,452,247
Skanska AB, Class B	3,200	24,355	27,555	65,375	497,562	562,937
SKF AB, Class B	3,431	25,132	28,563	89,991	659,183	749,174
Svenska Cellulosa AB S.C.A., Class B	5,106	37,271	42,377	157,185	1,147,362	1,304,547
Svenska Handelsbanken AB, Class A	4,366	31,853	36,219	214,504	1,564,954	1,779,458
Swedbank AB, Class A	7,925	57,751	65,676	223,019	1,625,183	1,848,202
Swedish Match AB	1,733	13,205	14,938	55,693	424,368	480,061
Tele2 AB, Class B	3,061	20,387	23,448	34,670	230,912	265,582
Telefonaktiebolaget LM Ericsson, Class B	26,644	423,625	450,269	325,187	5,170,295	5,495,482

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
TeliaSonera AB	20,840	151,858	172,698	173,509	1,264,332	1,437,841
Volvo AB, Class B	13,247	95,427	108,674	173,933	1,252,954	1,426,887

				5,714,629	29,567,801	35,282,430

Switzerland (7.6%)
ABB Ltd. (Registered)*	39,961	138,908	178,869	1,051,829	3,656,252	4,708,081
Actelion Ltd. (Registered)*	908	6,494	7,402	76,697	548,538	625,235
Adecco S.A. (Registered)*	1,149	8,492	9,641	90,936	672,087	763,023
Aryzta AG*	830	5,591	6,421	63,642	428,703	492,345
Baloise Holding AG (Registered)	438	3,026	3,464	55,778	385,352	441,130
Barry Callebaut AG (Registered)*	16	117	133	20,053	146,635	166,688
Cie Financiere Richemont S.A. (Registered), Class A	8,735	62,682	71,417	869,534	6,239,742	7,109,276
Coca-Cola HBC AG (CDI)*	—	4,506	4,506	—	131,475	131,475
Coca-Cola HBC AG (ADR)	1,592	8,416	10,008	46,439	245,495	291,934
Credit Suisse Group AG (Registered)*	34,009	95,558	129,567	1,039,656	2,921,212	3,960,868
Credit Suisse Group AG (ADR)*	29,720	—	29,720	922,509	—	922,509
EMS-Chemie Holding AG (Registered)	71	503	574	25,231	178,747	203,978
Geberit AG (Registered)*	339	2,380	2,719	102,796	721,697	824,493
Givaudan S.A. (Registered)*	73	533	606	104,257	761,215	865,472
Glencore Xstrata plc*	186,270	659,748	846,018	964,535	3,416,278	4,380,813
Holcim Ltd. (Registered)*	5,980	14,677	20,657	447,469	1,098,245	1,545,714
Julius Baer Group Ltd.*	1,900	72,892	74,792	91,246	3,500,581	3,591,827
Kuehne + Nagel International AG (Registered)	452	16,674	17,126	59,334	2,188,807	2,248,141
Lindt & Spruengli AG	8	54	62	36,061	243,410	279,471
Lindt & Spruengli AG (Registered)	1	7	8	53,921	377,445	431,366

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Lonza Group AG (Registered)*	503	3,300	3,803	47,703	312,965	360,668
Nestle S.A. (Registered)	44,305	397,470	441,775	3,243,222	29,095,668	32,338,890
Nestle S.A. (Registered) (ADR)	—	120,470	120,470	—	8,865,387	8,865,387
Novartis AG (Registered)	33,348	170,353	203,701	2,661,709	13,596,921	16,258,630
Novartis AG (ADR)	17,294	112,876	130,170	1,390,092	9,072,973	10,463,065
Pargesa Holding S.A	246	1,798	2,044	19,828	144,920	164,748
Partners Group Holding AG	170	1,111	1,281	45,337	296,292	341,629
Roche Holding AG	24,583	61,596	86,179	6,867,422	17,207,245	24,074,667
Schindler Holding AG	407	14,703	15,110	59,906	2,164,121	2,224,027
Schindler Holding AG (Registered)	215	1,120	1,335	31,718	165,228	196,946
SGS S.A. (Registered)	124	351	475	285,240	807,412	1,092,652
Sika AG	20	138	158	71,095	490,553	561,648
Sonova Holding AG (Registered)*	398	32,908	33,306	53,540	4,426,837	4,480,377
STMicroelectronics N.V.	5,056	40,856	45,912	40,620	328,241	368,861
Sulzer AG (Registered)	182	1,527	1,709	29,359	246,326	275,685
Swatch Group AG	3,175	1,977	5,152	2,098,159	1,306,476	3,404,635
Swatch Group AG (Registered)	399	2,782	3,181	44,907	313,113	358,020
Swiss Life Holding AG (Registered)*	262	2,073	2,335	54,394	430,379	484,773
Swiss Prime Site AG (Registered)*	417	3,444	3,861	32,278	266,586	298,864
Swiss Reinsurance AG*	3,083	22,369	25,452	283,572	2,057,482	2,341,054
Swisscom AG (Registered)	204	1,494	1,698	107,689	788,661	896,350
Syngenta AG (Registered)	816	5,865	6,681	324,918	2,335,349	2,660,267
Syngenta AG (ADR)	—	18,584	18,584	—	1,485,605	1,485,605
Transocean Ltd. (BATS Europe Exchange)	3,153	22,527	25,680	153,541	1,096,993	1,250,534
Transocean Ltd. (New York Exchange)	21,527	—	21,527	1,063,864	—	1,063,864
UBS AG (Registered)*	69,735	388,093	457,828	1,322,702	7,361,172	8,683,874

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/ International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/ International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Weatherford International Ltd.*	—	817,491	817,491	—	12,662,936	12,662,936
Wolseley plc	2,321	16,996	19,317	131,639	963,950	1,095,589
Zurich Insurance Group AG*	3,288	9,368	12,656	952,803	2,714,678	3,667,481

				27,539,180	148,866,385	176,405,565

Taiwan (0.4%)
Advanced Semiconductor Engineering, Inc. (ADR)	273,945	—	273,945	1,314,936	—	1,314,936
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	125,954	298,851	424,805	2,196,638	5,211,961	7,408,599

				3,511,574	5,211,961	8,723,535

Turkey (0.1%)
Akbank TAS	262,087	—	262,087	817,116	—	817,116
Turkiye Garanti Bankasi A/S	220,407	—	220,407	713,836	—	713,836

				1,530,952	—	1,530,952

United Kingdom (14.2%)
3i Group plc	8,968	62,034	71,002	57,189	395,595	452,784
Aberdeen Asset Management plc	7,881	236,093	243,974	65,253	1,954,791	2,020,044
Admiral Group plc	1,837	11,871	13,708	39,850	257,517	297,367
Aggreko plc	13,864	17,205	31,069	392,354	486,905	879,259
AMEC plc	2,337	19,305	21,642	42,105	347,813	389,918
Anglo American plc	12,201	88,562	100,763	266,696	1,935,836	2,202,532
Antofagasta plc	3,118	25,278	28,396	42,545	344,919	387,464
ARM Holdings plc	51,087	88,807	139,894	929,727	1,616,189	2,545,916
ARM Holdings plc (ADR)	53,206	—	53,206	2,912,496	—	2,912,496

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/ International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/ International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Associated British Foods plc	3,115	22,836	25,951	126,120	924,583	1,050,703
AstraZeneca plc	10,964	79,592	90,556	648,980	4,711,204	5,360,184
Aviva plc	59,161	188,818	247,979	440,561	1,406,091	1,846,652
Babcock International Group plc	2,984	23,093	26,077	66,955	518,164	585,119
BAE Systems plc	28,343	205,890	234,233	204,165	1,483,104	1,687,269
Barclays plc	311,011	974,136	1,285,147	1,400,593	4,386,881	5,787,474
Bellway plc	—	45,695	45,695	—	1,187,998	1,187,998
BG Group plc	83,681	425,832	509,513	1,797,966	9,149,406	10,947,372
BHP Billiton plc	18,494	134,628	153,122	572,384	4,166,697	4,739,081
BP plc	165,080	1,193,688	1,358,768	1,334,154	9,647,224	10,981,378
British American Tobacco plc	27,403	261,134	288,537	1,469,340	14,001,917	15,471,257
British Land Co. plc (REIT)	7,967	59,737	67,704	82,984	622,216	705,200
British Sky Broadcasting Group plc	9,068	66,594	75,662	126,736	930,732	1,057,468
BT Group plc	68,995	501,852	570,847	433,473	3,152,973	3,586,446
Bunzl plc	2,778	21,285	24,063	66,703	511,080	577,783
Burberry Group plc	24,324	65,498	89,822	610,635	1,644,275	2,254,910
Capita plc	5,752	266,441	272,193	98,870	4,579,791	4,678,661
Carnival plc	1,483	11,714	13,197	61,419	485,139	546,558
Centrica plc	94,742	326,151	420,893	545,500	1,877,892	2,423,392
CNH Industrial N.V.*	8,350	57,744	66,094	95,171	658,147	753,318
Cobham plc	9,952	68,418	78,370	45,238	311,000	356,238
Compass Group plc	15,930	591,913	607,843	255,351	9,488,126	9,743,477
Croda International plc	1,269	58,218	59,487	51,631	2,368,698	2,420,329
Diageo plc	72,486	663,272	735,758	2,400,664	21,966,906	24,367,570
Diageo plc (ADR)	—	42,038	42,038	—	5,566,672	5,566,672
Direct Line Insurance Group plc	7,869	52,510	60,379	32,525	217,037	249,562

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/ International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/ International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Domino’s Pizza Group plc	146,995	—	146,995	1,248,726	—	1,248,726
easyJet plc	1,515	10,095	11,610	38,535	256,770	295,305
Ensco plc, Class A	—	16,550	16,550	—	946,329	946,329
G4S plc	13,780	90,423	104,203	59,900	393,057	452,957
GKN plc	13,544	104,570	118,114	83,724	646,416	730,140
GlaxoSmithKline plc	42,835	310,907	353,742	1,143,079	8,296,751	9,439,830
Hammerson plc (REIT)	5,664	45,692	51,356	47,084	379,832	426,916
Hargreaves Lansdown plc	46,805	13,410	60,215	1,049,441	300,673	1,350,114
HSBC Holdings plc (Hong Kong Exchange)	127,033	—	127,033	1,378,568	—	1,378,568
HSBC Holdings plc	234,317	1,429,576	1,663,893	2,570,226	15,681,038	18,251,264
ICAP plc	5,369	34,056	39,425	40,151	254,680	294,831
IMI plc	2,649	20,611	23,260	66,896	520,494	587,390
Imperial Tobacco Group plc	21,636	61,621	83,257	837,662	2,385,725	3,223,387
Inmarsat plc	4,173	28,581	32,754	52,242	357,805	410,047
InterContinental Hotels Group plc	2,283	17,230	19,513	76,102	574,350	650,452
International Consolidated Airlines Group S.A.*	7,315	61,871	69,186	48,696	411,876	460,572
Intertek Group plc	1,383	47,694	49,077	72,095	2,486,255	2,558,350
Intu Properties plc (REIT)	6,621	42,550	49,171	33,978	218,358	252,336
Invensys plc	6,044	41,513	47,557	50,894	349,560	400,454
Investec plc	5,540	37,008	42,548	40,145	268,176	308,321
ITV plc	32,664	238,205	270,869	104,934	765,244	870,178
J Sainsbury plc	10,417	78,683	89,100	62,963	475,577	538,540
Johnson Matthey plc	1,781	13,135	14,916	96,735	713,430	810,165
Kingfisher plc	20,759	151,951	172,710	132,244	967,995	1,100,239
Land Securities Group plc (REIT)	6,850	50,020	56,870	109,292	798,073	907,365

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/ International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/ International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Legal & General Group plc	51,758	378,977	430,735	190,873	1,397,592	1,588,465
Liberty Global plc*	29,799	—	29,799	2,512,652	—	2,512,652
Lloyds Banking Group plc*	432,966	3,114,949	3,547,915	565,546	4,068,788	4,634,334
London Stock Exchange Group plc	1,368	11,094	12,462	39,258	318,371	357,629
Marks & Spencer Group plc	69,217	103,203	172,420	495,846	739,309	1,235,155
Meggitt plc	42,723	50,320	93,043	373,191	439,552	812,743
Melrose Industries plc	10,456	82,314	92,770	52,931	416,693	469,624
National Grid plc	32,110	233,803	265,913	419,000	3,050,869	3,469,869
Next plc	1,398	10,338	11,736	126,168	932,997	1,059,165
Noble Corp. plc	—	476,782	476,782	—	17,865,021	17,865,021
Old Mutual plc	42,826	313,638	356,464	134,105	982,126	1,116,231
Pearson plc	7,153	52,382	59,535	158,842	1,163,210	1,322,052
Persimmon plc*	2,911	19,303	22,214	59,726	396,044	455,770
Petrofac Ltd	2,087	16,629	18,716	42,301	337,050	379,351
Prudential plc	61,724	163,046	224,770	1,369,639	3,617,947	4,987,586
Randgold Resources Ltd	715	5,604	6,319	44,874	351,710	396,584
Reckitt Benckiser Group plc	5,663	101,725	107,388	449,470	8,073,881	8,523,351
Reed Elsevier plc	10,391	75,497	85,888	154,691	1,123,923	1,278,614
Resolution Ltd	11,528	90,901	102,429	67,578	532,867	600,445
Rexam plc	6,428	50,653	57,081	56,469	444,977	501,446
Rightmove plc	15,503	—	15,503	703,418	—	703,418
Rio Tinto plc	20,471	332,688	353,159	1,155,785	18,783,437	19,939,222
Rio Tinto plc (ADR)	23,183	120,653	143,836	1,308,217	6,808,449	8,116,666
Rolls-Royce Holdings plc*	116,086	322,195	438,281	2,450,966	6,802,620	9,253,586
Rolls-Royce Holdings plc (Preference)*†(b)	9,650,146	29,785,756	39,435,902	15,980	49,324	65,304
Royal Bank of Scotland Group plc*	18,736	136,250	154,986	104,898	762,832	867,730
RSA Insurance Group plc	29,812	230,334	260,146	45,122	348,619	393,741
SABMiller plc	8,418	61,099	69,517	432,273	3,137,495	3,569,768
Sage Group plc	9,401	70,794	80,195	62,846	473,263	536,109
Schroders plc	985	6,424	7,409	42,376	276,371	318,747
Segro plc (REIT)	7,343	46,877	54,220	40,613	259,271	299,884

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/ International Core PLUS		EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/ International Core PLUS	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares		Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)	Value ($) (Note 1)
Serco Group plc	4,631	31,953		36,584	38,282	264,140	302,422
Severn Trent plc	1,972	15,278		17,250	55,677	431,358	487,035
Smith & Nephew plc	7,913	57,910		65,823	112,821	825,665	938,486
Smiths Group plc	3,392	25,202		28,594	83,131	617,652	700,783
SSE plc	8,440	60,821		69,261	191,474	1,379,817	1,571,291
Standard Chartered plc	62,468	303,171		365,639	1,406,837	6,827,690	8,234,527
Standard Life plc	20,628	151,148		171,776	122,836	900,056	1,022,892
Subsea 7 S.A.	57,729	16,775		74,504	1,105,030	321,102	1,426,132
Tate & Lyle plc	3,699	29,884		33,583	49,554	400,345	449,899
Telecity Group plc	193,572	—		193,572	2,325,558	—	2,325,558
Tesco plc	133,251	513,173		646,424	737,767	2,841,269	3,579,036
Travis Perkins plc	1,975	15,608		17,583	61,224	483,838	545,062
TUI Travel plc	4,171	27,743		31,914	28,533	189,782	218,315
Tullow Oil plc	28,906	58,183		87,089	409,262	823,777	1,233,039
Unilever plc	24,545	81,839		106,384	1,008,816	3,363,638	4,372,454
United Utilities Group plc	5,754	43,709		49,463	63,983	486,031	550,014
Vodafone Group plc	715,490	3,074,495		3,789,985	2,808,013	12,066,168	14,874,181
Weir Group plc	1,812	112,150		113,962	63,972	3,959,439	4,023,411
Whitbread plc	1,538	54,319		55,857	95,532	3,374,008	3,469,540
William Hill plc	8,291	54,981		63,272	55,179	365,913	421,092
WM Morrison Supermarkets plc	19,301	139,375		158,676	83,419	602,383	685,802
WPP plc	44,897	84,604		129,501	1,025,991	1,933,380	2,959,371

					52,769,190	278,164,041	330,933,231

United States (1.6%)
Bunge Ltd.	—	29,718		29,718	—	2,440,145	2,440,145
Carnival Corp	28,314	—		28,314	1,137,373	—	1,137,373
Catamaran Corp.*	27,347	—		27,347	1,298,435	—	1,298,435
Gilead Sciences, Inc.*	15,832	—		15,832	1,189,775	—	1,189,775
MasterCard, Inc., Class A	2,183	—		2,183	1,823,809	—	1,823,809
Mettler-Toledo International, Inc.*	—	13,138		13,138	—	3,187,148	3,187,148
Perrigo Co. plc	1	—	#	1	78	50	128
Schlumberger Ltd.	27,716	252,844		280,560	2,497,489	22,783,773	25,281,262

					7,946,959	28,411,116	36,358,075

Total Common Stock (73.5%) (Cost $1,255,083,277)					283,073,121	1,425,314,354	1,708,387,475

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/ International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/ International Core PLUS	Combined Pro-forma Adjustments (unaudited)	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)		Value ($) (Note 1)
INVESTMENT COMPANIES
Exchange Traded Funds (5.9%)
iShares® China Large-Cap ETF	—	110,910	110,910	—	4,253,399		4,253,399
iShares® Europe ETF	—	335,566	335,566	—	15,922,607		15,922,607
iShares® Latin America 40 ETF	—	33,047	33,047	—	1,224,061		1,224,061
iShares® MSCI Australia ETF	—	95,215	95,215	—	2,320,390		2,320,390
iShares® MSCI Austria Capped ETF	—	131,337	131,337	—	2,601,786		2,601,786
iShares® MSCI Belgium Capped ETF	—	68,797	68,797	—	1,127,576		1,127,576
iShares® MSCI BRIC ETF	—	68,616	68,616	—	2,586,137		2,586,137
iShares® MSCI Canada ETF	—	47,158	47,158	—	1,375,127		1,375,127
iShares® MSCI EAFE ETF	—	515,466	515,466	—	34,567,150		34,567,150
iShares® MSCI EAFE Small-Cap ETF	—	55,100	55,100	—	2,808,998		2,808,998
iShares® MSCI Emerging Markets ETF	—	64,132	64,132	—	2,678,794		2,678,794
iShares® MSCI France ETF	—	165,867	165,867	—	4,718,916		4,718,916
iShares® MSCI Germany ETF	—	286,710	286,710	—	9,105,910		9,105,910
iShares® MSCI Hong Kong ETF	—	21,077	21,077	—	434,186		434,186
iShares® MSCI Indonesia ETF	—	21,400	21,400	—	488,776		488,776
iShares® MSCI Ireland Capped ETF	—	11,600	11,600	—	415,860		415,860
iShares® MSCI Israel Capped ETF	—	19,400	19,400	—	935,468		935,468
iShares® MSCI Italy Capped ETF	—	354,948	354,948	—	5,533,639		5,533,639
iShares® MSCI Japan ETF	—	819,380	819,380	—	9,939,079		9,939,079
iShares® MSCI Malaysia ETF	—	20,262	20,262	—	320,545		320,545
iShares® MSCI Mexico Capped ETF	—	9,348	9,348	—	635,664		635,664
iShares® MSCI Netherlands ETF	—	88,693	88,693	—	2,299,809		2,299,809
iShares® MSCI New Zealand Capped ETF	—	39,400	39,400	—	1,471,984		1,471,984

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/ International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/ International Core PLUS	Combined Pro-forma Adjustments (unaudited)	EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)		Value ($) (Note 1)
iShares® MSCI Pacific ex-Japan ETF	—	119,192	119,192	—	5,569,842		5,569,842
iShares® MSCI Poland Capped ETF	—	7,700	7,700	—	228,536		228,536
iShares® MSCI Singapore ETF	—	58,226	58,226	—	766,836		766,836
iShares® MSCI South Korea Capped ETF	—	6,000	6,000	—	388,020		388,020
iShares® MSCI Spain Capped ETF	—	65,421	65,421	—	2,523,288		2,523,288
iShares® MSCI Sweden ETF	—	49,603	49,603	—	1,777,276		1,777,276
iShares® MSCI Switzerland Capped ETF	—	24,200	24,200	—	798,358		798,358
iShares® MSCI Thailand Capped ETF	—	5,568	5,568	—	382,243		382,243
iShares® MSCI Turkey ETF	—	11,984	11,984	—	571,157		571,157
iShares® MSCI United Kingdom ETF	28,155	66,400	94,555	587,876	1,386,432		1,974,308
SPDR® DJ EURO Stoxx 50 ETF	—	40,364	40,364	—	1,703,361		1,703,361
SPDR® S&P Emerging Asia Pacific ETF	—	36,279	36,279	—	2,798,925		2,798,925
SPDR® S&P Emerging Europe ETF	—	11,967	11,967	—	481,660		481,660
Vanguard FTSE Developed Markets ETF	—	174,400	174,400	—	7,268,992		7,268,992
Vanguard FTSE Emerging Markets ETF	—	15,200	15,200	—	625,328		625,328
Vanguard FTSE Europe ETF	—	33,800	33,800	—	1,987,440		1,987,440
Vanguard FTSE Pacific ETF	—	9,600	9,600	—	588,480		588,480

Total Investment Companies (5.9%) (Cost $103,315,491)				587,876	137,612,035		138,199,911

RIGHTS
Spain (0.0%)
Repsol S.A. expiring 1/9/14*	7,487	53,356	60,843	5,109	36,407		41,516

Total Rights (0.0%) (Cost $0)				5,109	36,407		41,516

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Portfolio of Investments

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/ International Core PLUS	EQ/International Core PLUS Combined† Pro-forma	Multimanager International Equity	EQ/International Core PLUS	Combined Pro-forma Adjustments (unaudited)		EQ/International Core PLUS Combined Pro-forma
	Number of Shares	Number of Shares	Number of Shares	Value ($) (Note 1)	Value ($) (Note 1)			Value ($) (Note 1)
Total Investments (79.4%) (Cost $1,358,398,768)				283,666,106	1,562,962,796			1,846,628,902
Other Assets Less Liabilities (20.6%)				69,598,913	408,483,617	(102,292	)†† †	477,980,238

Net Assets (100%)				$353,265,019	$1,971,446,413	$(102,292)		$2,324,609,140

*	Non-income producing.
#	Number of shares is less than 0.50.
†	Securities (totaling $65,304 or 0.0% of net assets) at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2013, the market value of these securities amounted to $522,175 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid securities.
††	As of December 31, 2013, all of the portfolio securities of the Multimanager International Equity Portfolio would comply with the strategies of the EQ/International Core PLUS Portfolio Combined Pro-forma.
†††	Reflects adjustment due to Proxy cost associated with the reorganization.

Glossary:

ADR - American Depositary Receipt

CDI - CHESS Depositary Interest

CVA - Dutch Certification

GDR - Global Depositary Receipt

FDR - Finnish Depositary Receipt

REIT - Real Estate Investment Trust

RNC - Risparmio Non-Convertible Shares

SDR - Swedish Certification

See Notes to Pro-forma Combined Financial Statements.

Investments in companies which were affiliates for the year ended December 31, 2013, were as follows:

Multimanager International Equity

Securities:	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)
AXA S.A.	$732,309	$—	$498,681	$436,589	$27,173	$(22,804)

EQ/International Core PLUS

Securities:	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)
AXA S.A.	$1,446,113	$784,794	$123,267	$3,165,832	$58,883	$(16,811)

Combined Pro-forma

Securities:	Value December 31, 2012	Purchases at Cost	Sales at Cost	Value December 31, 2013	Dividend Income	Realized Gain (Loss)
AXA S.A.	$2,178,422	$784,794	$621,948	$3,602,421	$86,056	$(39,615)

See Notes to Pro-forma Combined Financial Statements.

At December 31, 2013 the Portfolio had the following futures contracts open

Multimanager International Equity

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	605	March -14	$24,642,278	$25,867,838	$1,225,560
FTSE 100 Index	147	March -14	15,692,016	16,303,366	611,350
SPI 200 Index	54	March -14	6,123,373	6,410,397	287,024
TOPIX Index	127	March -14	15,155,104	15,707,672	552,568

					$2,676,502

EQ/International Core PLUS

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	3,922	March -14	$159,581,564	$167,691,999	$8,110,435
FTSE 100 Index	923	March -14	98,632,476	102,367,394	3,734,918
SPI 200 Index	317	March -14	35,883,812	37,631,405	1,747,593
TOPIX Index	810	March -14	96,658,548	100,182,793	3,524,245

					$17,117,191

See Notes to Pro-forma Combined Financial Statements.

Combined Pro-Forma

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2013	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	4,527	March -14	$184,223,842	$193,559,837	$9,335,995
FTSE 100 Index	1,070	March -14	114,324,492	118,670,760	4,346,268
SPI 200 Index	371	March -14	42,007,185	44,041,802	2,034,617
TOPIX Index	937	March -14	111,813,652	115,890,465	4,076,813

					$19,793,693

See Notes to Pro-forma Financial Statements.

At December 31, 2013 the Portfolio had the following outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Multimanager International Equity

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/14/14	Credit Suisse	9,000	$12,381,030	$12,408,525	$(27,495)

Foreign Currency Sell Contract	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Danish Krone vs. U.S. Dollar, expiring 1/2/14	State Street Bank & Trust	1,241	$227,996	$228,910	$(914)

					$(28,409)

EQ/International Core PLUS

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/14/14	BNP Paribas	2,300	$2,044,324	$2,073,224	$(28,900)
British Pound vs. U.S. Dollar, expiring 3/14/14	JPMorgan Chase Bank	7,000	11,585,980	11,458,783	127,197
European Union Euro vs. U.S. Dollar, expiring 3/14/14	Barclays Bank plc	10,300	14,169,401	14,199,333	(29,932)
Japanese Yen vs. U.S. Dollar, expiring 3/14/14	Goldman Sachs & Co.	418,300	3,970,624	4,078,168	(107,544)

					$(39,179)

See Notes to Pro-forma Combined Financial Statements.

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 1/6/14	Goldman Sachs & Co.	3,369	$32,149	$31,992	$157
Japanese Yen vs. U.S. Dollar, expiring 1/7/14	Barclays Bank plc	4,359	41,510	41,388	122
Japanese Yen vs. U.S. Dollar, expiring 1/8/14	Deutsche Bank AG	3,429	32,605	32,557	48

					327

					$(38,852)

Combined Pro-forma

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/14/14	BNP Paribas	2,300	$2,044,324	$2,073,224	$(28,900)
British Pound vs. U.S. Dollar, expiring 3/14/14	JPMorgan Chase Bank	7,000	11,585,980	11,458,783	127,197
European Union Euro vs. U.S. Dollar, expiring 3/14/14	Barclays Bank plc	10,300	14,169,401	14,199,333	(29,932)
European Union Euro vs. U.S. Dollar, expiring 3/14/14	Credit Suisse	9,000	12,381,030	12,408,525	(27,495)
Japanese Yen vs. U.S. Dollar, expiring 3/14/14	Goldman Sachs & Co.	418,300	3,970,624	4,078,168	(107,544)

					$(66,674)

See Notes to Pro-forma Combined Financial Statements.

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Danish Krone vs. U.S. Dollar, expiring 1/2/14	State Street Bank & Trust	1,241	$227,996	$228,910	$(914)
Japanese Yen vs. U.S. Dollar, expiring 1/6/14	Goldman Sachs & Co.	3,369	32,149	31,992	157
Japanese Yen vs. U.S. Dollar, expiring 1/7/14	Barclays Bank plc	4,359	41,510	41,388	122
Japanese Yen vs. U.S. Dollar, expiring 1/8/14	Deutsche Bank AG	3,429	32,605	32,557	48

					(587)

					$(67,261)

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2013 :

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Quoted prices in active markets for identical securities

•	Level 2 - Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

See Notes to Pro-forma Combined Financial Statements.

Description	Quoted Prices in Active Markets for Identical Securities (Level 1)			Significant Other Observable Inputs (Level 2)			Significant Unobservable Inputs (Level 3)			Total
	Multimanager International Equity (a)	EQ/ International Core PLUS	COMBINED PRO FORMA	Multimanager International Equity	EQ/ International Core PLUS	COMBINED PRO FORMA	Multimanager International Equity	EQ/ International Core PLUS	COMBINED PRO FORMA	Multimanager International Equity	EQ/ International Core PLUS	COMBINED PRO FORMA
Assets
Investments in Securities	$51,068,587	$417,936,975	$469,005,562	$232,581,539	$1,144,976,497	$1,377,558,036	$15,980	$49,324	$65,304	$283,666,106	$1,562,962,796	$1,846,628,902
Other Investments*	2,676,502	17,117,191	19,793,693	—	127,524	127,524	—	—	—	2,676,502	17,244,715	19,921,217

Total	$53,745,089	$435,054,166	$488,799,255	$232,581,539	$1,145,104,021	$1,377,685,560	$15,980	$49,324	$65,304	$286,342,608	$1,580,207,511	$1,866,550,119

Liabilities
Investments in Securities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other Investments*	—	—	—	(28,409)	(166,376)	(194,785)	—	—	—	(28,409)	(166,376)	(194,785)

Total	$—	$—	$—	$(28,409)	$(166,376)	$(194,785)	$—	$—	$—	$(28,409)	$(166,376)	$(194,785)

Total Assets and Liabilities	$53,745,089	$435,054,166	$488,799,255	$232,553,130	$1,144,937,645	$1,377,490,775	$15,980	$49,324	$65,304	$286,314,199	$1,580,041,135	$1,866,355,334

*	Other investments are derivative instruments, such as futures, forwards and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

Multimanage International Equity/Pro Forma Combined

(a)	A security with a market value of $1,384,620 transferred from Level 2 to Level 1 during the year ended December 31, 2013 due to active trading.

There were no additional transfers between Levels 1, 2 and 3 during the year ended December 31, 2013.

See Notes to Pro-forma Combined Financial Statements.

Fair Values of Derivative Instruments as of December 31, 2013:

Multimanager International Equity

Statement of Assets and Liabilities

Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets-	$—	*
Unrealized appreciation
Foreign exchange contracts	Receivables	—
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets-
	Unrealized appreciation	2,676,502	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$2,676,502

Liability Derivatives
Interest rate contracts	Payables, Net Assets-	$—	*
Unrealized depreciation
Foreign exchange contracts	Payables	(28,409)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets-
	Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(28,409)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	741,450	—	741,450
Credit contracts	—	—	—	—	—
Equity contracts	—	23,687,113	—	—	23,687,113
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$23,687,113	$741,450	$—	$24,428,563

See Notes to Pro-forma Combined Financial Statements.

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(167,742)	—	(167,742)
Credit contracts	—	—	—	—	—
Equity contracts	—	(442,081)	—	—	(442,081)
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$(442,081)	$(167,742)	$—	$(609,823)

^	This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $11,933,000 and futures contracts with an average notional balance of approximately $101,545,000 for the year ended December 31, 2013.

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS

Statement of Assets and Liabilities

Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets-
	Unrealized appreciation	$—	*
Foreign exchange contracts	Receivables	127,524
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets-
	Unrealized appreciation	17,117,191	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$ 17,244,715

Liability Derivatives
Interest rate contracts	Payables, Net Assets-
	Unrealized depreciation	$—	*
Foreign exchange contracts	Payables	(166,376)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets-
	Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$ (166,376)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Pro-forma Combined Financial Statements.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	1,114,531	—	1,114,531
Credit contracts	—	—	—	—	—
Equity contracts	—	68,192,885	—	—	68,192,885
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$68,192,885	$1,114,531	$—	$69,307,416

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(126,899)	—	(126,899)
Credit contracts	—	—	—	—	—
Equity contracts	—	12,555,120	—	—	12,555,120
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$12,555,120	$(126,899)	$—	$12,428,221

^	This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $24,896,000 and futures contracts with an average notional balance of approximately $307,664,000 for the year ended December 31, 2013.

See Notes to Pro-forma Combined Financial Statements.

Combined Pro-Forma

Fair Values of Derivative Instruments as of December 31, 2013:

Statement of Assets and Liabilities

Derivatives Not Accounted for as Hedging Instruments^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net Assets-	$—	*
	Unrealized appreciation
Foreign exchange contracts	Receivables	127,524
Credit contracts	Receivables	—
Equity contracts	Receivables, Net Assets- Unrealized appreciation	19,793,693	*
Commodity contracts	Receivables	—
Other contracts	Receivables	—

Total		$19,921,217

	Liability Derivatives
Interest rate contracts	Payables, Net Assets-	$—	*
	Unrealized depreciation
Foreign exchange contracts	Payables	(194,785)
Credit contracts	Payables	—
Equity contracts	Payables, Net Assets- Unrealized depreciation	—	*
Commodity contracts	Payables	—
Other contracts	Payables	—

Total		$(194,785)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	1,855,981	—	1,855,981
Credit contracts	—	—	—	—	—
Equity contracts	—	91,879,998	—	—	91,879,998
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$91,879,998	$1,855,981	$—	$93,735,979

See Notes to Pro-forma Combined Financial Statements.

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$—	$—	$—
Foreign exchange contracts	—	—	(294,641)	—	(294,641)
Credit contracts	—	—	—	—	—
Equity contracts	—	12,113,039	—	—	12,113,039
Commodity contracts	—	—	—	—	—
Other contracts	—	—	—	—	—

Total	$—	$12,113,039	$(294,641)	$—	$11,818,398

^	This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $36,829,000 and futures contracts with an average notional balance of approximately $409,209,000 for the year ended December 31, 2013.

See Notes to Pro-forma Combined Financial Statements.

Multimanager International Equity

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Exchange Traded Futures & Options Contracts (b)	$2,676,502	(c)	$—	$—	$2,676,502

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$27,495		$—	$—	$27,495
State Street Bank & Trust	914		—	—	914

	$28,409		$—	$—	$28,409

EQ/International Core PLUS

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$127,197		$—	$—	$127,197
Goldman Sachs & Co.	157		(157)	—	—
Barclays Bank plc	122		(122)	—	—
Deutsche Bank AG	48		—	—	48
Exchange Traded Futures & Options Contracts (b)	17,117,191	(c)	—	—	17,117,191

	$17,244,715		$(279)	$—	$17,244,436

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$28,900		$—	$—	$28,900
Barclays Bank plc	29,932		(122)	—	29,810
Goldman Sachs & Co.	107,544		(157)	—	107,387

	$166,376		$(279)	$—	$166,097

See Notes to Pro-forma Combined Financial Statements.

Combined Pro-Forma

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2013:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	127,197		—	—	127,197
Goldman Sachs & Co.	157		(157)	—	—
Barclays Bank plc	122		(122)	—	—
Deutsche Bank AG	48		—	—	48
Exchange Traded Futures & Options Contracts (b)	19,793,693	(c)	—	—	19,793,693

	$19,921,217		$(279)	$—	$19,920,938

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)		Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty (cannot be less than zero)
BNP Paribas	$28,900		$—	$—	$28,900
Barclays Bank plc	29,932		(122)	—	29,810
Credit Suisse	27,495		—	—	27,495
Goldman Sachs & Co.	107,544		(157)	—	107,387
State Street Bank & Trust	914		—	—	914

	$194,785		$(279)	$—	$194,506

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are traded on an exchange, therefore they are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers for futures contracts.

See Notes to Pro-forma Combined Financial Statements.

Investment security transactions for the year ended December 31, 2013 were as follows:

	Multimanager International Equity	EQ/International Core PLUS	COMBINED PRO FORMA
Cost of Purchases:
Long-term investments other than U.S. government debt securities	$162,352,856	$189,671,887	$352,024,743

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$267,935,852	$455,404,219	$723,340,071

As of December 31, 2013, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	Multimanager International Equity	EQ/International Core PLUS	Combined Pro Forma
Aggregate gross unrealized appreciation	$85,423,856	$397,660,799	$483,084,655
Aggregate gross unrealized depreciation	(10,158,798)	(27,413,421)	(37,572,219)

Net unrealized appreciation	$75,265,058	$370,247,378	$445,512,436

Federal income tax cost of investments	$208,401,048	$1,192,715,418	$1,401,116,466

Capital Loss Carryforward

Multimanager International Equity

The Portfolio has a net capital loss carryforward of $1,051,476,094 of which $79,721,486 expires in the year 2016 and $971,754,608 expires in the year 2017. The Portfolio utilized net capital loss carryforward of $47,357,294 during 2013.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $763,049 for Short Term and $9,006,540 for Long Term during 2013.

EQ/International Core PLUS

The Portfolio has a net capital loss carryforward of $269,709,849 of which $228,456,280 expires in the year 2017 and $41,253,569 expires in the year 2018. The Portfolio utilized net capital loss carryforward of $80,531,828 during 2013.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $38,985,742 for Short Term and $10,476,217 for Long Term during 2013.

See Notes to Pro-forma Combined Financial Statements.

Combined Pro-Forma

The Portfolio has a net capital loss carryforward of $1,321,185,943 of which $79,721,486 expires in the year 2016, $1,200,210,888 expires in the year 2017 and $41,253,569 expires in the year 2018. The Portfolio utilized net capital loss carryforward of $127,889,122 during 2013.

The Portfolio utilized net capital loss carryforward under the provisions of the Regulated Investment Company Modernization Act of 2010 of $39,748,791 for Short Term and $19,482,757 for Long Term during 2013.

Certain capital loss carryforwards may be subject to limitations on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

Statement Of Assets and Liabilities

December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/ International Core PLUS	Pro Forma Adjustment		EQ/ International Core PLUS Combined Pro-forma
Investments at cost: Affiliated Issuers	$315,975	$2,272,962			$2,588,937
Investments at cost: Unaffiliated Issuers	$205,412,435	$1,150,397,396			$1,355,809,831
Foreign cash at cost	$56,104,318	$383,010,560			$439,114,878
ASSETS
Investments at value: Affiliated Issuers	$436,589	$3,165,832			$3,602,421
Investments at value: Unaffiliated Issuers	283,229,517	1,559,796,964			1,843,026,481
Cash	12,066,649	7,169,826			19,236,475
Foreign cash	51,299,555	375,822,857			427,122,412
Cash held as collateral at broker	4,189,000	23,864,000			28,053,000
Receivable for securities sold	1,344,255	2,129,122			3,473,377
Dividends, interest, and other receivables	1,254,435	2,187,886			3,442,321
Due from broker for futures variation margin	189,595	1,096,599			1,286,194
Receivable from Separate Accounts for Trust shares sold	82,206	69,772			151,978
Unrealized appreciation on forward foreign currency contracts	—	127,524			127,524
Other assets	1,901	76,821			78,722

Total assets	354,093,702	1,975,507,203	—		2,329,600,905

					—
LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	224,953	1,888,305			2,113,258
Investment management fees payable	195,916	986,515			1,182,431
Payable for securities purchased	112,675	378,257			490,932
Distribution fees payable - Class B/IB	21,977	326,765			348,742
Administrative fees payable	76,344	233,679			310,023
Unrealized depreciation on forward foreign currency contracts	28,409	166,376			194,785
Trustees’ fees payable	34,359	1,658			36,017
Distribution fees payable - Class A/IA	2,845	2,312			5,157
Accrued expenses	131,205	76,923	102,292	(b)	310,420

Total liabilities	828,683	4,060,790	102,292		4,991,765

NET ASSETS	$353,265,019	$1,971,446,413	$(102,292)		$2,324,609,140

Net assets were comprised of:
Paid in capital	1,358,685,009	1,881,888,800			3,240,573,809
Accumulated undistributed net investment income (loss)	(519,478)	(4,041,940)	(102,292	)(b)	(4,663,710)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(1,080,723,166)	(326,670,200)			(1,407,393,366)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	75,822,654	420,269,753			496,092,407

Net Assets	$353,265,019	$1,971,446,413	$(102,292)		$2,324,609,140

Class A/IA Shares:
Net Assets	13,704,389	11,118,362	(1,095	)(b)	24,821,656
Shares outstanding	1,138,735	1,078,274	190,229	a-	2,407,238

Net asset value, offering and redemption price per share	$12.03	$10.31			$10.31

Class B/IB Shares:
Net Assets	106,515,068	1,566,557,155	(73,620	)(b)	1,672,998,603
Shares outstanding	8,867,746	151,745,858	1,442,793	a-	162,056,397

Net asset value, offering and redemption price per share	$12.01	$10.32			$10.32

Class K Shares:
Net Assets	233,045,562	393,770,896	(27,577	)(b)	626,788,881
Shares outstanding	19,365,240	38,184,268	3,230,694	a-	60,780,202

Net asset value, offering and redemption price per share	$12.03	$10.31			$10.31

a-	Reflects adjustment for additional shares issued of the acquiring Portfolio.
b-	Reflects adjustment due to Proxy cost associated with the reorganization.

See Notes to Pro-forma Combined Financial Statements.

EQ/International Core PLUS Combined Pro-forma

STATEMENT OF OPERATIONS

For The Year Ended December 31, 2013 (Unaudited)

	Multimanager International Equity	EQ/ International Core PLUS	Pro Forma Adjustment		EQ/International Core PLUS Combined Pro-forma
Foreign withholding tax	$920,062	$1,788,074			$2,708,136
Dividend income received from affiliates	$27,173	$58,883			$86,056
INVESTMENT INCOME
Dividends	$11,808,844	$30,417,507			$42,226,351
Interest	64,878	139,189			204,067

Total income	11,873,722	30,556,696	—		42,430,418

EXPENSES
Investment management fees	4,585,952	9,538,391	(1,407,124	) c-	12,717,219
Distribution fees - Class B/IB	684,232	2,993,685			3,677,917
Administrative fees	841,959	2,376,183	(314,071	) c-	2,904,071
Custodian fees	265,100	200,000	(315,346	) a-	149,754
Printing and mailing expenses	61,427	171,727	(102,116	) a-	131,038
Professional fees	79,676	89,464	(86,650	) a-	82,490
Distribution fees - Class A/IA	32,169	27,541			59,710
Trustees’ fees	13,458	38,500	(18,698)		33,260
Miscellaneous	197,022	255,596	(338,024	) a-	114,594

Gross expenses	6,760,995	15,691,087	(2,582,029)		19,870,053

Less: Waiver from investment manager	(374,445)	—	374,445	d-	—
Fees paid indirectly	(32,600)	(8,713)	41,313	b-	—

Net expenses	6,353,950	15,682,374	(2,166,271)		19,870,053

NET INVESTMENT INCOME (LOSS)	5,519,772	14,874,322	2,166,271		22,560,365

Realized gain (loss) from affiliates	(22,804)	(16,811)			(39,615)
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	75,393,471	52,905,718			128,299,189
Futures	23,687,113	68,192,885			91,879,998
Foreign currency transactions	(901,126)	543,384			(357,742)

Net realized gain (loss)	98,179,458	121,641,987	—		219,821,445

Change in unrealized appreciation (depreciation) from affiliates	202,961	1,058,191			1,261,152
Change in unrealized appreciation (depreciation) on:
Investments	(30,914,340)	167,933,192			137,018,852
Futures	(442,081)	12,555,120			12,113,039
Foreign currency translations	(5,674,428)	(5,155,937)			(10,830,365)

Net change in unrealized appreciation (depreciation)	(37,030,849)	175,332,375	—		138,301,526

NET REALIZED AND UNREALIZED GAIN (LOSS)	61,148,609	296,974,362	—		358,122,971

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$66,668,381	$311,848,684	$2,166,271		$380,683,336

a-	Reflects adjustment due to elimination of duplicative expenes.
b-	Reflects adjustment due to termination of the brokerage recapture program.
c-	Reflects adjustment in expenses due to the effects of new contract rate for acquiring Fund.
d-	Reflects elimination of waiver due to expense adjustment.

See Notes to Pro-forma Combined Financial Statements.

See Notes to Pro-forma Combined Financial Statements.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

As of December 31, 2013

NOTE 1 – BASIS OF COMBINATION AND SIGNIFICANT ACCOUNTING POLICIES:

EQ Advisors Trust (the “Trust’) was organized as a Delaware statutory trust on October 31, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with numerous portfolios. The Board of Trustees of the “Trust” and the Board of Trustees of the AXA Premier VIP Trust (“VIP Trust”), approved a proposed Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) on December 10-11, 2013 and December 4, 2013 respectively, that provides for the transfer of all assets of the Multimanager International Equity Portfolio, a series of VIP Trust (“International Equity Portfolio”) to the EQ/International Core PLUS Portfolio, a series of the Trust (“International Core PLUS Portfolio”), and the assumption by the International Core PLUS Portfolio of all of the liabilities of the International Equity Portfolio in exchange for shares of the International Core PLUS Portfolio having an aggregate value equal to the net assets of the International Equity Portfolio, the distribution of the International Core PLUS Portfolio shares to the International Equity Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of the International Equity Portfolio.

The International Equity Portfolio’s annual contractual management fee rate equals 0.850% of average daily net assets for the first $750 million, 0.800% of average daily net assets for the next $1 billion, 0.775% for the next $3 billion, 0.750% for the next $5 billion, and 0.725% of average daily net assets thereafter. The International Core PLUS Portfolio’s annual contractual management fee rate equals 0.600% of average daily net assets for the first $2 billion, 0.550% of average daily net assets for the next $1 billion, 0.525% of average daily net assets for the next $3 billion, 0.500% of average daily net assets for the next $5 billion, and 0.475% of average daily net assets thereafter. The Reorganization Plan is subject to the approval of the International Equity Portfolio’s shareholders. A special meeting of shareholders of the International Equity Portfolio will be held on or about May 21, 2014.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2013. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of the International Equity Portfolio and the International Core PLUS Portfolio at December 31, 2013. The unaudited pro forma combined statement of operations reflects the results of operations of the International Core PLUS Portfolio as if it had acquired the International Equity Portfolio at the beginning of the year ended December 31, 2013. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the International Core PLUS Portfolio for pre-combination periods will not be restated.

The unaudited pro forma combined portfolio of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios included in the Trust’s Statement of Additional Information, each of the Portfolios has substantially the same significant accounting policies as detailed in the historical financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, the International Core PLUS Portfolio is the “accounting survivor.”

Valuation:

Equity securities (including securities issued by Exchange Traded Funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipt (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making evaluations.

During the year ended December 31, 2013, the EQ/International Core PLUS Portfolio held forward foreign currency contracts to either gain exposure to certain currencies, or enter into an economic hedge against changes in the values of securities held in the Portfolio, that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for the Portfolio reflects realized gains or losses, if any, in forward currency transactions and unrealized gains or losses in forward currency exchange transactions. Further information on the impact of these positions on the Portfolio’s financial statements can be found in the Statement of Operations and Portfolio of Investments for the Portfolio.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures adopted by the Board of Trustees (“Pricing Procedures”) of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Investor Services Co. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2013 is included in the Portfolio of Investments. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level. Transfers into, or out of, each level are reported using values as of the end of the year.

The Portfolios’ policy is to recognize transfers into and transfers out of the valuation levels as of the end of the reporting period. Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available market inputs to determine price. Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee meets and reviews reports based on the valuation technique used to value each particular Level 3 security. In connection with this review, the Committee obtains, when available, updates from its pricing vendors and Advisers for each fair valued security. For example, with respect to model driven prices, the Committee receives a report regarding a review and recalculation of pricing models and related discounts. For securities valued based on broker quotes, the Committee evaluates variances between existing broker quotes and any alternative broker quotes provided by an Adviser or other pricing source.

To substantiate unobservable inputs used in fair valuation, the Secretary of the Committee performs an independent verification and additional research for all fair value notifications received from its pricing agent. Among other factors, particular areas of focus include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data and actions taken by other clients of the pricing vendor. The Committee also notes the materiality of holdings and price changes on portfolio NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

The significant unobservable inputs used in the fair value measurement of the Portfolios’ investments in Common Stocks is the discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments in Asset-Backed Securities is comparability analysis. Significant changes in any of those inputs in isolation may result in either a higher or lower fair value measurement.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust’s Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. At December 31, 2013, none of the Portfolios applied these procedures.

NOTE 2 – SHARES:

The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of the International Equity Portfolio by the International Core PLUS Portfolio as of December 31, 2013. The number of additional shares issued was calculated based on the net assets of the International Equity Portfolio and net asset value per share of the International Core PLUS Portfolio at December 31, 2013.

NOTE 3 – Taxes:

Each Portfolio, as well as the Acquiring Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required.

NOTE 4 – UNAUDITED PRO FORMA COMBINED ADJUSTMENTS:

The accompanying unaudited pro forma combined financial statements reflect changes in the International Core PLUS Portfolio’s shares as if the merger had taken place on December 31, 2013. The International Equity Portfolio will bear the expenses, based on the fraction that its shareholder accounts will bear to the shareholder accounts of the Acquired Portfolios at the merger date, of the Reorganization (i.e., the costs associated with preparing, printing and distributing the prospectus and proxy materials, legal and accounting fees in connection with the Reorganization, and expenses of holding the shareholders meeting), such expenses, which are not reflected in the unaudited pro forma combined statement of operations, are estimated at approximately $102,000.

APPENDIX A

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY

Portfolio	Asset- backed Securities	Bonds	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Convertible Securities	Credit & Liquidity Enhancements	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Dollar Rolls	Equity Securities	Eurodollar & Yankee Dollar Obligations	Event- Linked Bonds	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)
Multimanager Aggressive Equity Portfolio	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Core Bond Portfolio	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Mid Cap Growth Portfolio	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Mid Cap Value Portfolio	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Technology Portfolio	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

A-1

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY (Continued)

Portfolio	Foreign Options (OTC)	Foreign Currency		Emerging Markets Securities	Forward Commitments when-Issued and Delayed Delivery Securities	Hybrid Instruments(A)	Illiquid Securities	Investment Company Securities	Exchange- Traded Funds (ETFs)	Investment Grade Securities	Below Inv. Grade Fixed Income	Loan Participations and Assignments	Mortgage Backed or Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)	Security Options Trans.(A)
		(Written, call options)	Foreign Securities
Multimanager Aggressive Equity Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
Multimanager Core Bond Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
Multimanager Mid Cap Growth Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
Multimanager Mid Cap Value Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y
Multimanager Technology Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y

A-2

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY (Continued)

Portfolio	Passive Foreign Inv. Comp.	Payment In-Kind Bonds	Preferred Stocks	Real Estate Investment Trusts	Repurchase Agreements	Reverse Repurchase Agreements	Securities Lending	Short Sales Against- the-box	Small Company Securities	Structured Notes(A)	Swap Trans.(A)	U.S. Gov’t Securities	Warrants	Zero Coupon Bonds
Multimanager Aggressive Equity Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Core Bond Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Mid Cap Growth Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Mid Cap Value Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Multimanager Technology Portfolio	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

A-3

APPENDIX B

DESCRIPTION OF COMMERCIAL PAPER RATINGS

S&P’s ratings are as follows:

•	A-1 is the highest rating and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong or, where the obligation is rated A-1+, extremely strong.

•

Issues or issuers rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories; however, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

•

Issues or issuers rated A-3 exhibit adequate protection parameters. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Issues or issuers rated B are regarded as having significant speculative characteristics. The obligor of a B-rated short-term obligation currently has the capacity to meet its financial commitment on the obligation but faces major ongoing uncertainties which could lead to its inadequate capacity to meet its financial commitment on the obligation. Ratings of B-1, B-2 and B-3 are assigned to indicate finer distinctions within the “B” category, with an obligor of a B-1 obligation having the strongest capacity, and an obligor of a B-3 obligation having the weakest capacity, to meet its financial commitments over the short-term compared to other speculative-grade obligors.

•

Issues or issuers rated C are currently vulnerable to nonpayment. The obligor of a C-rated short-term obligation is dependent upon favorable business, financial and economic conditions to meet its financial commitment on the obligation.

•	The D rating is used when a short-term obligation is in payment default or upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

Moody’s ratings are as follows:

•	The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issues or issuers rated Prime-1 have a superior ability to repay short-term obligations.

•	Issues or issuers rated Prime-2 (P-2) have a strong ability to repay short-term obligations.

•	Issues or issuers rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.

•	Issues or issuers rated Not Prime (NP) do not fall within any of the above Prime rating categories.

Fitch’s ratings are as follows:

•

Issues or issuers rated F1 exhibit the highest short-term credit quality and strongest intrinsic capacity for timely payment of financial commitments. Issues or issuers with any exceptionally strong credit feature may be rated F1+.

•	Issues or issuers rated F2 exhibit good short-term credit quality and good intrinsic capacity for timely payment of financial commitments.

•	Issues or issuers rated F3 exhibit fair short-term credit quality and an adequate intrinsic capacity for timely payment of financial commitments.

•

Issues or issuers rated B exhibit speculative short-term credit quality with a minimal capacity for timely repayment of financial commitments, plus a heightened vulnerability to near-term adverse changes in financial and economic conditions.

B-1

•	Issues or issuers rated C exhibit high short-term default risk, and default is a real possibility.

•	RD applies to entities only and indicates that the entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

•	D indicates a broad-based default event for an entity or the default of a specific short-term obligation.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

S&P’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

•	The obligor of a bond rated AA has a very strong capacity to meet its financial commitment on the obligation.

•

The obligor of a bond rated A has a strong capacity to meet its financial commitment on the obligation. Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated BBB normally exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•

Bonds rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. ‘B’ indicates the least degree of speculation and ‘C’ the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

•	Bonds rated D are in payment default. This rating is also used upon the filing of a bankruptcy petition or the taking of similar action if debt payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality, with minimal credit risk.

•	Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

•	Bonds which are rated A are to be considered as upper medium grade obligations and are subject to low credit risk.

•	Bonds which are rated Baa are considered as medium grade obligations, are subject to moderate credit risk and may possess certain speculative characteristics.

•	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

•	Bonds which are rated B are considered speculative and subject to high credit risk.

•	Bonds which are rated Caa are of poor standing and are subject to very high credit risk.

•	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in, or very near, default, with some prospect of recovery of principal and interest.

•	Bonds which are rated C are the lowest class of bonds and are typically in default, with little prospect for recovery of principal or interest.

B-2

Moody’s applies modifiers to each rating classification from Aa through Caa to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

Fitch ratings are as follows:

•

AAA — This is the highest rating assigned by Fitch, denoting the lowest expectation of default risk relative to other issues or issuers. This rating is assigned only to issues or issuers with an exceptionally strong capacity for payment of financial commitments that is highly unlikely to be adversely affected by foreseeable events.

•

AA — This rating is assigned to issues or issuers that present very low default risk and have a very strong capacity for payment of financial commitments that is not significantly vulnerable to foreseeable events.

•

A — This rating is assigned to issues or issuers that present a low default risk and have a strong capacity for payment of financial commitments; however, this capacity may be more vulnerable to adverse business or economic conditions than higher rated issues or issuers.

•

BBB — This rating indicates expectations of default risk are currently low. Issues or issuers assigned this rating have an adequate capacity for payment of financial commitments; however, adverse business or economic conditions are more likely to impair this capacity.

•	BB — This rating indicates an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

•

B — This rating indicates a material default risk is present but a limited margin of safety remains. Financial commitments are being met but the capacity for continued payment is vulnerable to deterioration in the business and economic environment.

•	CCC — This rating is assigned to issues or issuers with a substantial credit risk, and default is a real possibility.

•	CC — This rating is assigned to issues or issuers with very high levels of credit risk, and default of some kind appears probable.

•	C — This rating is assigned to issues or issuers with exceptionally high levels of credit risk, and default is imminent or inevitable, or the issuer is in standstill.

•

RD — This rating indicates that, in Fitch’s opinion, an issuer has experienced an uncured default but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased business.

•

D — This rating indicates that, in Fitch’s opinion, an issuer has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or has otherwise ceased business.

PLUS (+) or MINUS (-) — The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

B-3

APPENDIX C

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category below as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Aggressive Equity Portfolio
Kenneth Kozlowski	112	145.1 Billion	3	614 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	145.1 Billion	3	614 Million	0	N/A	0	N/A	0	N/A	0	N/A
Multimanager Core Bond Portfolio
Kenneth Kozlowski	112	145.5 Billion	3	614 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	145.5 Billion	3	614 Million	0	N/A	0	N/A	0	N/A	0	N/A
Multimanager Mid Cap Growth Portfolio
Kenneth Kozlowski	112	146 Billion	3	614 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	146 Billion	3	614 Million	0	N/A	0	N/A	0	N/A	0	N/A
Multimanager Mid Cap Value Portfolio
Kenneth Kozlowski	112	146 Billion	3	614 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	146 Billion	3	614 Million	0	N/A	0	N/A	0	N/A	0	N/A
Multimanager Techonology Portfolio
Kenneth Kozlowski	112	145.4 Billion	3	614 Million	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	112	145.4 Billion	3	614 Million	0	N/A	0	N/A	0	N/A	0	N/A
Xavier Poutas	74	93.3 Billion	3	614 Million	0	N/A	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Manager has a greater financial incentive, such as a performance fee account. The Manager has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds. In addition, registered investment companies for which the Portfolio Managers serve as the portfolio manager are generally structured as a “fund of funds,” which invest in other registered investment companies for which the Manager serves as the investment manager and/or in registered investment companies that are exchange-traded funds (“ETFs”). Each Portfolio Manager also serves as a portfolio manager to allocated portions which invest in ETFs for certain portfolios that are not “fund of funds”. None of these portfolios or allocated portions is subject to an advisory fee that is based on the performance of the portfolio or allocated portion. Given the structure of these portfolios and allocated portions and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, each Portfolio Manager is not, as a general matter and in relation to these portfolios or allocated portions, subject to the potential conflicts of interest that may arise in connection with his management of the Portfolios, on the one hand, and the other portfolios and allocated portions, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation Information as of December 31, 2013

Because each Portfolio Manager serves as officer and employee of the Manager and their respective roles are not limited to serving as the portfolio manager of the Funds and other accounts they manage their compensation is based on the Manager’s compensation program as it applies to the firm’s officers in general. The Manager’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Annual longterm incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Shares of the Portfolios as of December 31, 2013

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Multimanager Aggressive Equity Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Multimanager Core Bond Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Multimanager Mid Cap Growth Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Multimanager Mid Cap Value Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Multimanager Technology Portfolio
Kenneth Kozlowski	X
Alwi Chan	X
Xavier Poutas	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AllianceBernstein L.P. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Aggressive Equity Portfolio
Judith DeVivo	28	$22.07 Million	30	$6.57 Billion	85	$27.90 Billion	0	N/A	0	N/A	1	$520 Million
Multimanager Mid Cap Growth Portfolio
Bruce Aronow	32	$5.26 Billion	30	$197 Million	28	$3.5 Billion	0	N/A	0	N/A	3	$482 Million
Kumar Kirpalani	31	$5.23 Billion	29	$194 Million	26	$3.4 Billion	0	N/A	0	N/A	3	$482 Million
Samantha S. Lau	31	$5.23 Billion	29	$194 Million	26	$3.4 Billion	0	N/A	0	N/A	3	$482 Million
Wen-Tse Tseng	31	$5.23 Billion	29	$194 Million	26	$3.4 Billion	0	N/A	0	N/A	3	$482 Million

ALLIANCEBERNSTEIN L.P.

Description of any Material Conflicts

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.     AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.     AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.     AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains. To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation Information as of December 31, 2013

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year to year, and hence, is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus:     AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation,

AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Incentive Compensation Awards Plan (“deferred awards”):     AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein’s publicly traded units for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Shares of the Portfolios as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Multimanager Aggressive Equity Portfolio
Judith DeVivo	X
Multimanager Mid Cap Growth Portfolio
Bruce Aronow	X
N. Kumar Kirpalani	X
Samantha S. Lau	X
Wen-Tse Tseng	X

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Multimanager Technology Portfolio (“Portfolio”) Allianz Global Investors U.S. LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Huachen Chen	5	$2.63 Billion	4	$499 Million	5	$828 Million	0	N/A	1	236	0	N/A
Walter C. Price	5	$2.63 Billion	4	$499 Million	5	$828 Million	0	N/A	1	236	0	N/A

ALLIANZ GLOBAL INVESTORS U.S. LLC

Description of any Material Conflicts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AGI U.S. believes are faced by investment professionals at most major financial firms.

AGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AGI U.S. considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold-for example, by allocating a disproportionate amount of a security that islikely to increase in value to a favored account. AGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one AGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AGI U.S.’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AGI U.S.’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of AGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities.    Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by AGI U.S. Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) — Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”).

Mr. Price owns a majority of the interests in the General Partner. AGI U.S. has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. AGI U.S. has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain AGI U.S. client accounts including, among others, the Multimanager Technology Fund.

AGI U.S. and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of AGI U.S.’s affiliates, and may serve as sub-adviser for accounts or clients for which AGI U.S. or one of its affiliates serves as investment manager or investment adviser. AGI U.S. also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

AGI U.S., Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. AGI U.S. and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through AGI U.S.’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by AGI U.S. on behalf of AGI U.S.’s clients. All trades on behalf of Pallas’ clients that are executed through AGI U.S.’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both AGI U.S. and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time.

The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, including the Multimanager Technology Fund, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. AGI U.S. has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Compensation Information as of December 31, 2013

Investment professional compensation is designed to align with our client’s interests, attract, motivate and retain top talent, and encourage long-term stability. We aim to provide rewards for exceptional investment performance and to build an enduring firm with a long-term culture of shared success. In support of these objectives, our compensation program includes base salary, an annual cash bonus, and long-term incentive. For some investment teams, compensation is funded by team revenue adjusted by investment performance.

Base Salary.    Investment professionals are provided a competitive base salary which reflects the scope and responsibilities of the position and experience level of the individual. Salaries are periodically evaluated against industry peers using market data provided by independent third-party compensation surveys. Salaries represent a larger percentage of total compensation for more junior positions; and for more senior positions is a smaller percentage and subject to less frequent adjustments. Typically, salary comprises 30%-50% of total compensation for junior portfolio managers and 10%-30% of total compensation for senior portfolio managers.

Annual Cash Bonus.    Investment professionals are eligible for an annual, discretionary bonus. Bonuses are awarded based on achievement to set goals, investment performance, and individual contribution.Investment performance is measured relative to the relevant fund/strategy benchmark and/or peer group ranking through measurement periods that are trailing one, three, and five years, but vary by investment team and fund. The differences in measurement periods are not arbitrary, but are linked to the nature of the investment process, strategies, and investment turnover.

Long-Term Incentive.    Allianz Global Investors’ long-term incentive program is designed to align compensation of key staff, managers, and executives with client success and longer-term company performance. Long-term incentive awards are granted annually under two plans. The first plan, the Allianz Global Investors Deferral Into Funds (“DIF”) allows participants to invest their award grant in Allianz Global Investor funds. The second plan, the Allianz Global Investors Long-Term Cash Bonus Plan “LTIPA”) provides participants the opportunity to earn award appreciation as determined by the earnings growth of Allianz Global Investors globally over a three-year period. Awards for both the DIF plan and LTIPA plan have a three-year vesting schedule and are paid in cash upon vesting.

The portion of individual incentive received as annual cash bonus versus long-term deferred incentive is standardized globally across Allianz Global Investors. Senior investment professionals receive a higher proportion of incentive compensation in long-term award. Typically, long-term incentive represents 10%-20% of junior portfolio manager total compensation while long-term incentive represents 25%- 35% of senior portfolio manager total compensation.

Ownership of Shares of the Portfolio as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Huachen Chen	X
Walter C. Price	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Multimanager Core Bond Portfolio (“Portfolio”) BlackRock Financial Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Brian Weinstein	14	$10.47 Billion	26	$7.09 Billion	153	$67.25 Billion	0	N/A	0	N/A	4	$1.17 Billion
Bob Miller	16	$26.8 Billion	5	$2.06 Billion	0	N/A	0	N/A	0	N/A	0	N/A

BLACKROCK FINANCIAL MANAGEMENT, INC.

Description of any Material Conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Weinstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Weinstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation Information as of December 31, 2013

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock. Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Funds Managed	Applicable Benchmarks
Bob Miller Brian Weinstein	Multimanager Core Bond Portfolio	A combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Miller and Weinstein have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits.    In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. All of the eligible portfolio managers are eligible to participate in these plans.

Ownership of Shares of the Portfolio as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Brian Weinstein	X
Bob Miller	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

BlackRock Investment Management, LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Mid Cap Growth Portfolio
Christopher Bliss	59	$62.39 Billion	127	$283.9 Billion	185	$571.9 Billion	0	N/A	0	N/A	0	N/A
Alan Mason	24	$10.34 Billion	636	$366.4 Billion	944	$298.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	246	$549.9 Billion	85	$37.15 Billion	13	$527.5 Billion	0	N/A	0	N/A	0	N/A
Multimanager Mid Cap Value Portfolio
Christopher Bliss	59	$62.39 Billion	127	$283.9 Billion	185	$571.9 Billion	0	N/A	0	N/A	0	N/A
Alan Mason	24	$10.34 Billion	636	$366.4 Billion	944	$298.8 Billion	0	N/A	0	N/A	0	N/A
Greg Savage	246	$549.9 Billion	85	$37.15 Billion	13	$527.5 Billion	0	N/A	0	N/A	0	N/A

BLACKROCK INVESTMENT MANAGEMENT, LLC

Description of any Material Conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end,

BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Compensation Information as of December 31, 2013

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.    Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Funds Managed	Applicable Benchmarks
Ed Corallo	Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio	This manager’s performance is not measured against a specific benchmark.
Christopher Bliss	Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio	This manager’s performance is not measured against a specific benchmark.
Greg Savage	Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio	This manager’s performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Corallo, Bliss, and Savage have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. All of the eligible portfolio managers are eligible to participate in these plans.

Ownership of Shares of the Portfolios as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Multimanager Mid Cap Growth Portfolio
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X
Multimanager Mid Cap Value Portfolio
Christopher Bliss	X
Edward Corallo	X
Greg Savage	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Multimanager Aggressive Equity Portfolio (“Portfolio”) ClearBridge Investments, LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard Freeman	4	$13.75 Billion	4	$1.69 Billion	0	N/A	0	N/A	0	N/A	0	N/A
Evan Bauman	8	$19.62 Billion	4	$2.41 Billion	0	N/A	0	N/A	0	N/A	0	N/A

CLEARBRIDGE INVESTMENTS, LLC

Description of any Material Conflicts

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts.

ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Compensation Information as of December 31, 2013

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation.     Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation.     In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•	ClearBridge’s Deferred Incentive Plan (CDIP) — a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock Deferral — a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock and Stock Option Grants — a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties

Ownership of Shares of the Portfolio as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Richard Freeman	X
Evan Bauman	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Multimanager Mid Cap Value Portfolio (“Portfolio”) Diamond Hill Capital Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Chris Welch, CFA	4	$4.29 Billion	2	$111.38 Million	192	$3.98 Billion	0	N/A	0	N/A	1	$380.07 Million
Tom Schindler, CFA	3	$1.76 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Jeannette Hubbard, CFA	2	$490.80 Million	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

DIAMOND HILL CAPITAL MANAGEMENT, INC.

Description of Material Conflicts

Each of the Portfolio Managers is also responsible for managing other account portfolios in addition to the respective Funds in which they manage. Management of other accounts in addition to the Funds can present certain conflicts of interest, including those associated with different fee structures and various trading practices. The Adviser has implemented specific policies and procedures to address any potential conflicts.

Performance Based Fees.

Diamond Hill Capital Management, Inc. (“Adviser”) manages certain accounts, including private investment funds (a.k.a. “Hedge Funds”) for which part of its fee is based on the performance of the account/fund (“Performance Fee Accounts”). As a result of the performance based fee component, the Adviser may receive additional revenue related to the Performance Fee Accounts. None of the Portfolio Managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate Portfolio Managers and all staff.

Trade Allocation.

The Adviser manages numerous accounts in addition to the Funds. When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for a Fund because of increased volume of the transaction. However, when another of the Adviser’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, the Adviser has adopted a trade allocation policy in which all trade orders occurring simultaneously among any of the Funds and one or more other discretionary accounts are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed.

Compensation Information as of December 31, 2013

All of the portfolio managers, and research analysts, are paid by the adviser a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of shareholders, all portfolio managers also participate in an annual cash and equity incentive compensation program that is based on:

•	The long-term pre-tax investment performance of the Fund(s) that they manage,

•	The Adviser’s assessment of the investment contribution they make to Funds they do not manage,

•	The Adviser’s assessment of each portfolio manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration, and

•	The Adviser’s assessment of each portfolio manager’s contribution to client service, marketing to prospective clients and investment communication activities.

Long-term performance is defined as the trailing five years (performance of less than five years is judged on a subjective basis). Investment performance is measured against an absolute return target for each Fund, the respective Fund’s benchmark and its Morningstar or Lipper peer group.

Incentive compensation is paid annually from an incentive pool that is determined by the compensation committee of the adviser’s parent firm, Diamond Hill Investment Group, Inc. The compensation committee, which is comprised of outside members of the board of directors, makes its determination as to the amount of the pool based on overall firm operating margins compared to similar firms. The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401(k) plan and related company match.

Performance Based Fees

Diamond Hill Capital Management, Inc. (“Adviser”) manages certain accounts, including private investment funds (a.k.a. “Hedge Funds”) for which part of its fee is based on the performance of the account/fund (“Performance Fee Accounts”). As a result of the performance based fee component, the Adviser may receive additional revenue related to the Performance Fee Accounts. None of the Portfolio Managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate Portfolio Managers and all staff.

Trade Allocation

The Adviser manages numerous accounts in addition to the Funds. When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for a Fund because of increased volume of the transaction. However, when another of the Adviser’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, the Adviser has adopted a trade allocation policy in which all trade orders occurring simultaneously among any of the Funds and one or more other discretionary accounts are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed.

Ownership of Shares of the Portfolio as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Jeannette Hubbard, CFA	X
Tom Schindler	X
Chris Welch	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Multimanager Mid Cap Growth (“Portfolio”) Franklin Advisers, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Edward B. Jamieson	2	$4.56 Billion	4	$385.3 Million	0	N/A	0	N/A	0	N/A	0	N/A
Michael McCarthy	3	$5.82 Billion	4	$280.5 Million	4	$280.5 Million	0	N/A	0	N/A	0	N/A

FRANKLIN ADVISERS, INC.

Description of any Material Conflicts

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Franklin Advisers, Inc. seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in small and mid capitalization securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Templeton Investments seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; here is no assurance that a fund’s code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation Information as of December 31, 2013

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance.    Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pretax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance.    The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation    Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Shares of the Portfolio as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Edward B. Jamieson	X
Michael McCarthy	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Multimanager Mid Cap Value Portfolio (“Portfolio”) Knightsbridge Asset Management, LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Prichard, CFA	1	$69.8 Million	0	N/A	497	$337.5 Million	0	N/A	0	N/A	0	N/A

KNIGHTSBRIDGE ASSET MANAGEMENT, LLC

Description of any Material Conflicts

Knightsbridge performs investment management services for other accounts, including proprietary accounts, similar to those provided to the Portfolio and the investment action for such other accounts and the Portfolio may differ. Additionally, the management of other strategies and multiple accounts may give rise to potential conflicts of interest, as the investment team must allocate time and effort to other accounts and the Portfolio. Knightsbridge may discover an investment opportunity that may be suitable for more than one account or strategy which may be limited so that all accounts or strategies for which the investment would be suitable may not be able to participate. Knightsbridge has a fiduciary duty to manage all client accounts in a fair and equitable manner and has adopted policies and procedures designed to address potential conflicts.

Compensation Information as of December 31, 2013

As a principal of Knightsbridge, John Prichard’s compensation is tied to the net income of the firm.

Ownership of Shares of the Portfolio as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,00,000	over $1,000,000
John G. Prichard	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Lord Abbett & Co. LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Mid Cap Value Portfolio
Thomas B. Maher	4	$6.79 Billion	0	N/A	502	$2.57[1] Billion	0	N/A	0	N/A	1	$179.9 Million
Justin C. Maurer	4	$6.79 Billion	0	N/A	502	$2.57[1] Billion	0	N/A	0	N/A	1	$179.9 Million

[1]	Does not include $144.7 million for which Lord Abbett & Co. provides investment models to managed account sponsors.

LORD ABBETT & CO. LLC

Description of any Material Conflicts

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of Lord Abbett’s portion of the Multimanager Mid Cap Value Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Portfolio’s transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluations of Proprietary Research Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Portfolio. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

Compensation Information as of December 31, 2013

When used in this section, the term “fund” refers to the portion of the Multimanager Mid Cap Value Portfolio managed by Lord Abbett’s portfolio managers, as well as any other registered investment companies, pooled investment vehicles and accounts managed by such portfolio managers. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the fund’s performance against one or more benchmarks from among the fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the fund’s peer groups maintained by rating agencies, as well as the fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pretax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit sharing plan are entirely invested in Lord Abbett-sponsored funds.

Ownership of Shares of the Portfolios as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Multimanager Mid Cap Value Portfolio
Thomas B. Maher	X
Justin C. Maurer	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Multimanager Aggressive Equity Portfolio (“Portfolio”) Marisco Capital Management, LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas F. Marisco	18	$7.91 Billion	9	$1.25 Billion	43	$3.89 Billion	0	N/A	0	N/A	0	N/A
Coralie Witter	11	$6.93 Billion	8	$1.23 Billion	37	$3.81 Billion	0	N/A	0	N/A	0	N/A

MARISCO CAPITAL MANAGEMENT, LLC

Description of any Material Conflicts

A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. The Adviser seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Adviser may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different client-specific objectives or restrictions or for other reasons such as different cash flows. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. The Adviser often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under the Adviser’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is the Adviser’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, the Adviser has adopted policies and procedures for allocating transactions across multiple accounts. The Adviser’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. The Adviser’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because the Adviser advises multiple accounts. In addition, the Adviser monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of the Adviser, including the Adviser’s Code of Ethics.

Compensation Information as of December 31, 2013

The compensation package for portfolio managers of the Adviser is structured as a combination of base salary (reevaluated at least annually), and periodic cash bonuses. Base salaries may be adjusted upward or downward depending on the Adviser’s profitability. Bonuses are typically based on two other primary factors: (1) the Adviser’s overall profitability for the period, and (2) individual achievement and contribution. Exceptional individual efforts are typically rewarded through salary readjustments and through larger bonuses. No other special employee incentive arrangements are currently in place or being planned. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. In addition to salary and bonus, the Adviser’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Adviser employees. The Adviser’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company.

As a general matter, the Adviser does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, the Adviser evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment management team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

Ownership of Shares of the Portfolio as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Thomas F. Marisco	X
Coralie Witter, CFA	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Multimanager Core Bond Portfolio (“Portfolio”) Pacific Investment Management Company LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Saumil H. Parikh	13	$8,707.52	19	$8,066.45	106	$45,433.16	0	N/A	1	$1,524.19	6	$2,474.01

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of any Material Conflicts

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

All Asset and All Asset All Authority Funds.    Because the All Asset and the All Asset All Authority Funds invest substantially all of their assets in the Underlying PIMCO Funds, Research Affiliates believes that the potential conflicts of interest discussed above are mitigated. However, if any PIMCO Sponsored Fund including, without limitation, the PIMCO Funds of Funds, invests in either the EM Fundamental IndexPLUS TR Strategy Fund, Fundamental Advantage Total Return Strategy Fund, Fundamental IndexPLUS™ Fund or Fundamental IndexPLUS™ TR Fund, Research Affiliates will waive any fee to which it would be entitled under the RAFI® Sub-Advisory Agreement or EM Sub-Advisory Agreement, as applicable, with respect to any assets of the PIMCO Sponsored Fund invested in such Fund. Accordingly, PIMCO and Research Affiliates believe that the potential conflicts of interest discussed above also are mitigated.

Compensation Information as of December 31, 2013

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary — Base salary is determined based on core job responsibilities positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus—Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation — Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Ownership of Shares of the Portfolio as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Saumil H. Parikh	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Multimanager Aggressive Equity Portfolio (“Portfolio”) Scotia Institutional Asset Management US, Ltd. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Noah Blackstein	1	$63 Million	11	$2.65 Billion	0	N/A	0	N/A	6	$2.16 Billion	0	N/A

SCOTIA INSTITUTIONAL ASSET MANAGEMENT US, LTD.

Description of any Material Conflicts

As is typical for many money managers, potential conflicts of interest may arise related to a portfolio manager’s management of multiple accounts relating to: where not all accounts are able to participate in a desired IPO or another limited opportunity, the use of soft dollars and other brokerage practices, the voting of proxies, employee personal securities trading, the side by side management of accounts with performance based fees and accounts with fixed fees, and a variety of other circumstances. In all cases, however, Scotia Institutional Asset Management US, Ltd. (“Scotia”) believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. The Form ADV, Part 2 of Scotia also contains a description of some of its policies and procedures in this regard.

Compensation Information as of December 31, 2013

Compensation by Scotia is designed to attract and retain high-caliber professional employees. The compensation arrangements for members of the investment team promote the interests of Scotia’s clients by providing a structure that contributes to retention of key investment professionals and by providing appropriate incentives for long term performance results.

Compensation arrangements, both fixed and variable, are as follows:

Base Salaries

Investment professionals are provided with what Scotia believes to be base salaries that are in line with industry standards and the appropriate human resources agencies are consulted to ensure that these levels are maintained.

Bonuses

Portfolio manager bonuses primarily consist of a variable compensation component and a discretionary component. The bonus weighting is typically two thirds variable and one third discretionary.

The variable component is based on quartile rankings over various periods of time. As part of the bonus compensation structure for the portfolio managers, typically one third is retained and vests over a 3 year period. Of the amount retained, 50% is invested in a portfolio manager’s own funds.

The discretionary component of portfolio managers’ bonuses is based on a review of their contribution to the investment team for investment insights and recommendations as well as their contribution to sales and marketing efforts.

Other considerations include level of assets under management and profitability of the firm.

Stock Purchase Program

Up to 10% of an employee’s salary may be used to purchase the stock of the publicly-listed parent company, The Bank of Nova Scotia, and the contribution will be matched 50% by the firm.

Stock Incentives in Parent Company, The Bank of Nova Scotia

Key individuals, such as executive management and senior investment professionals, including portfolio managers, may be provided with stock incentives that are dependent on factors individual to each.

Performance Based Fees

Some funds managed by Scotia, but not the Aggressive Allocation Portfolio, incur performance based fees and the portfolio manager shares in a portion of such fees.

Ownership of Shares of the Portfolio as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Noah Blackstein	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

SSgA Funds Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Core Bond Portfolio
Michael Brunell, CFA	33	$51.46 Million	6	$44.36 Million	205	$120.23 Million	0	N/A	0	N/A	0	N/A
Mahesh Jayakumar, CFA, FRM	33	$51.46 Million	6	$44.36 Million	205	$120.23 Million	0	N/A	0	N/A	0	N/A
Multimanager Technology Portfolio
Lynn Blake, CFA	113	$163.94 Billion	261	$408.54 Billion	501	$476.58 Billion	0	N/A	0	N/A	0	N/A
John Tucker, CFA	113	$163.94 Billion	261	$408.54 Billion	501	$476.58 Billion	0	N/A	0	N/A	0	N/A

SSGA FUNDS MANAGEMENT, INC.

Description of any Material Conflicts

A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.

A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM has processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation Information as of December 31, 2013

The compensation of SSgA FM’s Investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year SSgA’s Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. This pool is then allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Shares of the Portfolios as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Multimanager Core Bond Portfolio
Michael Brunell	X
Mahesh Jayakumar	X
Multimanager Technology Portfolio
Lynn Blake	X
John Tucker	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Multimanager Aggressive Equity Portfolio (“Portfolio”) T. Rowe Price Associates, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert W. Sharps	7	$15,161.54	2	$1,769.95	50	$13,034.73	0	N/A	0	N/A	0	N/A

T. ROWE PRICE ASSOCIATES, INC.

Description of any Material Conflicts

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section below, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Compensation Information as of December 31, 2013

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and are the same as those presented to the directors of the Price Funds in their regular review of fund performance.

Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Equity Fund. Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Shares of the Portfolio as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Robert W. Sharps	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Wellington Management Company, LLP (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Multimanager Mid Cap Growth Portfolio
Michael T. Carmen	17	$11.0 Billion	17	$1.95 Billion	14	$2.05 Billion	0	N/A	4	$320 Million	1	$416.5 Million
Stephen Mortimer	19	$13.28 Billion	3	$236.7 Million	8	$1.18 Billion	0	N/A	0	N/A	1	$262.4 Million
Multimanager Technology Portfolio
John F. Averill	6	$149.8 Million	19	$469.8 Million	60	$1.36 Billion	0	N/A	2	$269.5 Million	9	$178.2 Million
Bruce L. Glazer	6	$196.8 Million	23	$707.0 Million	67	$1.25 Billion	0	N/A	2	$493.2 Million	11	$162.9 Million
Anita M. Killian	7	$151.3 Million	15	$68.79 Million	30	$245.7 Million	0	N/A	1	$8.04 Million	9	$69.66 Million
Michael T. Masdea	5	$94.03 Million	16	$80.81 Million	59	$535.35 Million	0	N/A	0	N/A	9	$56.81 Million

WELLINGTON MANAGEMENT COMPANY, LLP

Description of any Material Conflicts

Individual investment professionals at Wellington Management Company, LLP (“Wellington Management”) manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Messrs. Carmen and Mortimer also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. n addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation Information as of December 31, 2013

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between Wellington Management and AXA Equitable Funds Management Group, LLC on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2012.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Carmen and Mortimer are partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Multimanager Mid Cap Growth Portfolio	Russell Mid Cap Growth

Ownership of Shares of the Portfolios as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Multimanager Mid Cap Growth Portfolio
Michael T. Carmen	X
Stephen Mortimer	X
Multimanager Technology Portfolio
John F. Averill	X
Bruce L. Glazer	X
Anita M. Killian	X
Michael T. Masdea	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

Multimanager Aggressive Equity Portfolio (“Portfolio”) Westfield Capital Management Company, L.P. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2013						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William A. Muggia	12	$3.8 Billion	4	$258 Million	459	$12.6 Billion	0	N/A	1	$27 Million	24	$1.7 Billion
Ethan J. Meyers, CFA	11	$3.7 Billion	3	$230 Million	422	$12.4 Billion	0	N/A	0	N/A	24	$1.7 Billion
John M. Montgomery	11	$3.7 Billion	3	$230 Million	423	$12.4 Billion	0	N/A	0	N/A	24	$1.7 Billion
Hamlen Thompson	11	$3.7 Billion	3	$230 Million	423	$12.4 Billion	0	N/A	0	N/A	24	$1.7 Billion
Bruce N. Jacobs, CFA	11	$3.7 Billion	3	$230 Million	434	$12.4 Billion	0	N/A	0	N/A	24	$1.7 Billion

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

Description of any Material Conflicts

•

The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio manager allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy. Client specific restrictions are monitored by the Compliance team.

•

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a sole portfolio manager who also is a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee-managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

•

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs periodic reviews of each product’s model portfolio versus each client account, where each position size is compared against the model’s weight. Discrepancies are researched, and any exceptions are documented.

•	In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with nondirected accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades will typically go last.

•

Because of our interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, a broker vote is conducted and reviewed on a quarterly basis. This vote provides the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.

•

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships, and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, the brokerage selection and evaluation process is managed by our Portfolio Strategist, while client relationships are managed by our Marketing/Client Service team. Also, Westfield prohibits any member of the Marketing/Client Service team to provide input into brokerage selection. Furthermore, the consultant or wrap program teams at such firms are usually separate and distinct from the brokerage teams.

•

Personal accounts may give rise to conflicts of interest. Westfield’s employees will, from time to time, for their own account, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in personal accounts. Personal accounts are reported to Compliance and most personal transactions are pre-approved by Compliance. Compliance also reviews personal trading activity regularly.

•

Westfield serves as manager to the General Partners of two limited partnerships, for which we also provide investment advisory services. As such, Westfield has a financial interest in each of the partnerships. Having a financial interest in client accounts can create a conflict between those client accounts in which we have a financial interest and those in which we do not. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance also conducts regular reviews of the limited partnership accounts against other client accounts to ensure procedures have been followed.

Compensation Information as of December 31, 2013

William A. Muggia, President, CEO, CIO, and Partner of Westfield, is the lead member of the Investment Committee, which has day-to-day management responsibility of the Portfolio. Investment decisions for the Portfolio are made at the product level by consensus of the Investment Committee. Members of the Investment Committee may be eligible to receive various components of compensation:

•	Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

•

Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is a primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

•

Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including contribution to company strategy, participation in marketing and client services initiatives, as well as longevity at the firm. The key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients or employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

•

Investment Committee members may receive a portion of the performance-based fees earned from a client account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the Investment Committee.

Ownership of Shares of the Portfolio as of December 31, 2013

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,00,000	over $1,000,000
Bruce N. Jacobs	X
Ethan J. Meyers	X
John M. Montgomery	X
William A. Muggia	X
Hamlen Thompson	X

APPENDIX D

EQ ADVISORS TRUST

AMENDED AND RESTATED

PROXY VOTING POLICIES AND PROCEDURES

I.	TRUST’S POLICY STATEMENT

EQ Advisors Trust (“Trust”) is firmly committed to ensuring that proxies relating to the Trust’s portfolio securities are voted in the best interests of the Trust. The following procedures have been established to implement the Trust’s proxy voting program.

II.	TRUST’S PROXY VOTING PROGRAM

AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) serves as the investment manager of the Trust’s portfolios. FMG LLC is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Advisers”) who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility with respect to each portfolio to FMG LLC. Because FMG LLC views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each sub-advised portfolio or sub-advised portion of a portfolio (“Sub-Advised Portion”) to the applicable Adviser, except as described in Section III below. The primary focus of the Trust’s proxy voting program as it relates to the sub-advised portfolios or Sub-Advised Portions, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser’s proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated, and need not be identical.

III.	AXA EQUITABLE’S PROXY VOTING POLICIES AND PROCEDURES

FMG LLC provides the day-to-day portfolio management services to certain portfolios, or an allocated portion of a portfolio (“Allocated Portion”) of the Trust, each of which seek to achieve its investment objective by investing in other mutual funds managed by FMG LLC (“Underlying Portfolios”) or by investing in exchange-traded funds (“Underlying ETFs”). As a result of this direct portfolio management by FMG LLC, FMG LLC is responsible for proxy voting for these portfolios or Allocated Portions. In light of the fact that the holdings of the portfolios or Allocated Portions managed by FMG LLC are Underlying Portfolios or Underlying ETFs, FMG LLC has determined it to be appropriate to vote the portfolios’ or Allocated Portions’ shares in these securities either for or against approval of a proposal, or as an abstention, in the same proportion as the vote of all other securities holders of the applicable Underlying Portfolio or Underlying ETF (whether or not the proposal presents an issue as to which FMG LLC or its affiliates could be deemed to have a conflict of interest). These policies and procedures may be amended from time to time.

IV.	AXA EQUITABLE’S DUE DILIGENCE AND COMPLIANCE PROGRAM

As part of its ongoing due diligence and compliance responsibilities, with respect to the sub-advised portfolios or Sub-Advised Portions, FMG LLC will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. FMG LLC will review each Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio or Sub-Advised Portion and on at least an annual basis thereafter.

V.	ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES

Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

A.	Written Policies and Procedures: The Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and AXA Equitable, upon request, copies of such policies and procedures.

B.	Fiduciary Duty: The Adviser’s policies and procedures must be reasonably designed to ensure that the Adviser votes client securities in the best interest of its clients.

C.	Conflicts of Interest: The Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary, before voting client proxies, all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients.

D.	Voting Guidelines: The Adviser’s policies and procedures must address with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

E.	Monitoring Proxy Voting: The Adviser must have a system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

F.	Record Retention and Inspection: The Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and FMG LLC such information and records with respect to proxies relating to the Trust’s portfolio securities as required by law and as the Trust or FMG LLC may reasonably request.

VI.	DISCLOSURE OF TRUST’S PROXY VOTING POLICIES AND PROCEDURES AND VOTING RECORD

FMG LLC, on behalf of the Trust, will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust’s proxy voting policies and procedures and its proxy voting record. FMG LLC (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that its actual proxy voting record and the actual proxy voting record of the Advisers with respect to the Trust’s portfolio securities are collected, processed, filed with the Securities and Exchange Commission and made available to the Trust’s shareholders as required by applicable laws and regulations.

VII.	REPORTS TO TRUST’S BOARD OF TRUSTEES

FMG LLC will periodically (but no less frequently than annually) report to the Board of Trustees with respect to the Trust’s implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the sub-advised portfolios’ and Sub-Advised Portions’ portfolio securities and any other information requested by the Board of Trustees.

Adopted as of: March 1, 2011

Effective: May 1, 2011

Predecessor Procedures of Investment Manager Adopted: August 6, 2003

Amended July 11, 2007

PROXY VOTING POLICIES AND PROCEDURES

ALLIANCEBERNSTEIN L.P.

Statement of Policies and Procedures for Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment.

We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our Proxy Committee may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on boards and key committees. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-

laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.	Proxy Voting Procedures

3.1.	Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committee may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committee may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client.

We believe that centralized management of proxy voting, oversight by the Proxy Committee and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committee taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the Chair of the Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committee takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets, administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Committee

We have formed a Proxy Committee, which includes investment professionals from both our growth and value equities teams, which is directly involved in the decision-making process to ensure that our votes are guided by the investment professionals who are most familiar with a given company. The Proxy

Committee establishes general proxy policies for AllianceBernstein and considers specific proxy voting matters as necessary. The Proxy Committee periodically reviews these policies and new types of environmental, social and governance issues, and decides how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the Proxy Committee will evaluate the proposal. In addition, the Proxy Committee, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committee making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committee always votes proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed in section 3.2), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

Members of the Proxy Committee include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

Proxy Committee

Vincent DuPont: SVP-Equities

Linda Giuliano: SVP-Equities

Stephen Grillo: VP-Equities

David Lesser: VP-Legal

Mark Manley: SVP-Legal

Andrew Weiner: SVP-Equities

3.6.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

BLACKROCK

GLOBAL CORPORATE GOVERNANCE & ENGAGEMENT PRINCIPLES

December 2011

INTRODUCTION TO BLACKROCK

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

PHILOSOPHY ON CORPORATE GOVERNANCE

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership: companies should be accountable to shareholders for the use of their money, companies and their boards should be structured with appropriate checks and balances to ensure that they operate in shareholders’ interests, effective voting rights are central to the rights of ownership and there should be one vote for one share. Key elements of shareholder protection include protection against excessive dilution, the election of directors and the appointment of auditors. Specifically, shareholders should have the right to elect, remove and nominate directors and to amend the corporate charter or by-laws. Shareholders should also be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, the distribution of income and the capital structure. In order to exercise these rights in their own best interests, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, who should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and the items of business they put to a shareholder vote at shareholder meetings. Votes against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns communicated to it regarding the strategy or management of a company.

These principles set out our approach to engaging with companies, provide guidance on our position on the key aspects of corporate governance and outline how these might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of a company’s unique circumstances. We are interested to understand from the company’s reporting the approach taken, particularly where it is different from the usual market practice and to understand how it benefits shareholders.

BlackRock also believes that shareholders are responsible for exercising oversight of, and promoting due care in, the stewardship of their investment in a company. These ownership responsibilities include, in our view, engaging in certain circumstances with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. BlackRock’s approach to oversight in relation to its corporate governance activities is set out in the section titled “BlackRock’s oversight of its corporate governance activities” below.

CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

•	Boards and directors

•	Accounting and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage better practice. In making voting decisions, we take into account research from external proxy advisors, other internal and external research and academic articles, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with issuers to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the operation and strategic direction of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

•	establishing an appropriate corporate governance structure;

•	overseeing and supporting management in setting strategy;

•	ensuring the integrity of financial statements;

•	making decisions regarding mergers, acquisitions and disposals;

•	establishing appropriate executive compensation structures; and

•	addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about individual board directors may include their membership on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence include but are not limited to:

•	current employment at the company or a subsidiary;

•	former employment within the past several years as an executive of the company;

•	providing substantial professional services to the company and/or members of the company’s management;

•	having had a substantial business relationship in the past three years;

•	having, or representing a shareholder with, a substantial shareholding in the company;

•	being an immediate family member of any of the aforementioned; and

•	interlocking directorships.

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders where they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that directors are in the best position to assess the optimal size for the board but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Accounting and audit-related issues

BlackRock recognizes the critical importance of financial statements which provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review the transaction to determine the degree to which the proposed transaction enhances long term shareholder value. We would prefer that such transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction does involve related parties we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that payout rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (SEE) aspects of their businesses.

BlackRock expects companies to identify and report on the key, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management are dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and substantial economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and situation of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies forms the basis on which shareholders can assess the extent to which the economic interests of shareholders have been protected and enhanced and the quality of the board’s oversight of management. BlackRock considers as fundamental, shareholders’ rights to vote, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

BLACKROCK’S OVERSIGHT OF ITS CORPORATE GOVERNANCE ACTIVITIES

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), which reports to the equity portfolio management business and is considered an investment function. BlackRock maintains regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, Asia ex-Japan, Japan, and Australia/New Zealand, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Committee which is composed of the Chair and Vice-Chair of each regional Corporate Governance Committee. The Corporate Governance Committees review and approve amendments to the BlackRock Guidelines and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. The Corporate Governance Committees likewise retain the authority to, among other things, deliberate or otherwise act directly on specific proxies as they deem appropriate. BlackRock’s Equity Investment Portfolio Oversight Committee (EIPOC) oversees certain aspects of the Global Corporate Governance Committee and the Corporate Governance Group’s activities.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its proxy voting guidelines (“Guidelines”) for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

•

BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

•

The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees reserve the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

•

BlackRock’s Global Corporate Governance Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

•

BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

•

In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock, or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The attached issue-specific voting Guidelines for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

BLACKROCK

PROXY VOTING GUIDELINES FOR U.S. SECURITIES

January 2013

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles , which are available on-line at www.blackrock.com

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for U.S. Securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•

The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

•

The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

•

An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees, which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•

Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•

Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•	Where a director has a pattern over a period of years of attending less than 75% of combined board and applicable key committee meetings.

•

Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. include but are not limited to:

•	Employment by the company or a subsidiary as a senior executive within the previous five years

•	Status as a founder of the company

•	Substantial business or personal relationships with the company or the company’s senior executives

•	Family relationships with senior executives or founders of the company

•	An equity ownership in the company in excess of 20%

Age limits / term limits

We encourage boards to routinely refresh their membership to ensure that new viewpoints are included in the boardroom. We believe that the nominating committee of the board has the ability to implement such refreshment. As a result, we typically oppose shareholder proposals imposing arbitrary limits on the pool of directors from which shareholders can choose their representatives. However, where boards find that age limits or term limits are the most efficient mechanism for ensuring routine board refreshment, we generally defer to the board’s determination in setting such limits.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long term shareholder value.

Cumulative	voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may support cumulative voting at companies that have a controlling shareholder. A cumulative voting structure is not consistent with a majority voting requirement, as it may interfere with the capacity of director candidates to achieve the required level of support. We may not support a cumulative voting proposal at a company that has adopted a majority voting standard.

Director	compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification	of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority	vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast, and we believe that such a requirement can be generally equivalent to a majority voting regime. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation	of chairman and CEO positions

We believe that independent leadership is important in the board room. In the US there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) set board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder	access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card. This right is commonly referred to as “proxy access”. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances. Proxy access mechanisms should provide shareholders with assurances that the mechanism will not be subject to abuse by short term investors, investors without a substantial investment in the company, or investors seeking to take control of the board. We will review proposals regarding the adoption of proxy access on a case-by-case basis in light of the specific terms of the proposal and the circumstances of the company.

Auditors	and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital	structure proposals

Blank	check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal	voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a management or shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase	in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase	or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock	splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers,	asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

•

For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

•	There should be a favorable business reason for the combination.

•

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison	pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement	of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Remuneration	and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory	resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. We understand that compensation committees are undertaking their analysis in the context of a competitive marketplace for executive talent. We also believe that shareholders can express concern regarding executive compensation practices through their vote on directors, and our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

Advisory	votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on Compensation Committee members. However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw	back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated or were otherwise awarded as a result of deceptive business practices. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee	stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity	compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden	parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	whether we believe that the triggering event is in the best interest of shareholders;

•	an evaluation of whether management attempted to maximize shareholder value in the triggering event;

•	the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

•	whether excessively large excise tax gross up payments are part of the payout;

•	whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or

•	whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option	exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance	plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental	executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social,	ethical and environmental issues

See “Global Corporate Governance and Engagement Principles.”

General	corporate governance matters

Adjourn	meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled	proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Corporate	political activities

Portfolio companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other	business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’	right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’	right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple	majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

BLACK ROCK

PROXY VOTING GUIDELINES FOR CANADIAN SECURITIES

January 2013

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available on-line at www.blackrock.com

INTRODUCTION

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context for Canadian securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Under Canadian securities laws, publicly offered mutual funds such as the Canadian iShares funds have certain voting prohibitions if such funds hold another public mutual fund that is managed by the same manager or an affiliate. The same prohibition is also a condition in exemptive relief permitting BlackRock-sponsored Canadian funds to hold other BlackRock-sponsored funds. As a result, any BlackRock-sponsored Canadian funds which hold other BlackRock-sponsored fund(s) are not permitted to vote any proxies received from such underlying BlackRock-sponsored fund(s), even if the voting would be conducted by an independent fiduciary.

VOTING GUIDELINES

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure proposals

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•

The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact of shareholders’ fundamental rights or long-term economic interests.

•

The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

•

An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees, which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the more stringent of Canadian regulatory or U.S. stock exchanges definitions, we will typically only vote against insiders or affiliates who sit on the audit committee, but not other key committees. For companies listed on venture stock exchanges, we will typically only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•

Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

•

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without shareholder approval.

•

The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•

The chair of the nominating committee where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company or a company listed on a venture exchange.

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•

Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•	Where a director has a pattern over a period of years of attending less than 75% of combined board and applicable key committee meetings.

BlackRock believes that shareholders should have the opportunity to elect each board member individually without having to accept a single slate. Where a company does not allow investors to vote for directors individually BlackRock may withhold for an entire slate of directors where director(s) have acted sufficiently contrary to shareholders’ interests to raise substantial concern about several directors or the board as a whole. The decision to support or oppose a slate of directors will often require the evaluation of each individual director, per the above parameters, and a balancing of the overall concerns regarding the nominees.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in Canada include but are not limited to:

•	Employment by the company or a subsidiary as a senior executive within the previous five years

•	Substantial business or personal relationships with the company or the company’s senior executives

•	Family relationships with senior executives or founders of the company

•	An equity ownership in the company in excess of 20%

Age	limits / term limits

We encourage boards to routinely refresh their membership to ensure that new viewpoints are included in the boardroom. We believe that the nominating committee of the board has the ability to implement such refreshment. As a result, we typically oppose shareholder proposals imposing arbitrary limits on the pool of directors from which shareholders can choose their representatives, However, where boards find that age limits or term limits are the most efficient mechanism for ensuring routine board refreshment, we generally defer to the board’s determination in setting such limits.

Board	size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified	board of directors / staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to re-election (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested	director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long term shareholder value.

Cumulative	voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may support cumulative voting proposals at companies where company has a controlling shareholder. A cumulative voting structure is not consistent with a majority voting requirement, as it may interfere with the capacity of director candidates to achieve the required level of support. We may not support a cumulative voting proposal at a company that has adopted a majority voting standard.

Director	compensation and equity plans

We believe that compensation for independent outside directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. We believe that independent outside director compensation packages based on the company’s long term performance and that include some form of equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Majority	vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast, and we believe that such a requirement can be generally equivalent to a majority voting regime. Where we believe the majority vote proposal is reasonable and does not unnecessarily restrict a board’s ability to allow a director to continue serving where appropriate, we will generally support the proposal. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation	of chairman and CEO positions

We believe that independent leadership is important in the board room. Further, National Policy 58-201 states “the chair of the board should be an independent director. Where this is not appropriate, an independent director should be appointed to act as ‘lead director’. However, either an independent chair or an independent lead director should act as the effective leader of the board and ensure that the board’s agenda will enable it to successfully carry out its duties.” We therefore generally consider the designation of an independent lead director as an acceptable alternative to an independent chair if the independent lead director meets this definition. Where a company does not have an independent chair or an independent lead director that meet these criteria, we generally support the separation of chairman and CEO.

Auditors	and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital	structure proposals

Blank	check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal	voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

However, when a management or shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Mergers,	asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

•

For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

•	There should be a favorable business reason for the combination.

•

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. Canadian corporations are required to submit any poison pill to a shareholder vote within six months following the adoption of the plan by the board.

Our policy is to examine these plans individually, taking into account the design and intent of each plan. We generally support plans that are designed to ensure the equal treatment of all shareholders in a takeover situation. In making this determination, we seek to ensure that the plan includes a reasonable Permitted Bid clause allowing for shareholders to determine for themselves the acceptability of any bid for their shares. A favorable Permitted Bid clause should include clear definitions of key elements of the plan, set a reasonable time period (typically not longer than 60 days) for a bid in order to allow a board to seek superior alternatives, and establish a sufficiently high triggering threshold for the pill. Further, we look for plans that stipulate a sunset provision whereby the pill expires unless it is renewed by shareholders from time-to-time, generally every three years. We will typically oppose poison pills that do not provide for a reasonable Permitted Bid or that provides extensive discretion to the board in a takeover situation, potentially preventing shareholders the opportunity to accept a bid for their shares.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels).

Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Adopt	advisory resolutions on executive compensation

BlackRock generally opposes proposals asking for companies to adopt advisory resolutions on executive compensation (“Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

Advisory resolutions on compensation committee reports

In cases where there is an advisory vote on compensation, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. Our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated or were otherwise awarded as a result of deceptive business practices. We generally favor recoupment from any executive whose compensation was based on faulty financial reporting or deceptive business practices, regardless of that particular executive’s role in the faulty reporting. We generally support these proposals.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under the Income Tax Act (Canada) (“ITA”). The ITA sets out conditions that such ESPP’s are required to satisfy. We will typically support ESPP proposals that (1) satisfy the requirements of the ITA, and (2) result in voting power dilution of ten percent or less.

Equity compensation plans

BlackRock generally supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders, while limiting dilution to existing shareholders. Our evaluation of equity compensation plans is based on the cost to shareholders, relative to the company’s peers and its performance. BlackRock reviews equity compensation cost and dilution models provided by third party research vendors in making our voting decisions on equity plans.

In principle, we oppose the repricing and exchange of options, but we will consider the impact of such features on high-tech, emerging and growth companies and merger situations. Such consideration generally will focus on the cost-benefit relationship. Inappropriate repricings without shareholder approval may lead us to oppose a company’s proposed future use of equity compensation despite other attractive features of a plan.

We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse. We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomics trends, not individual company performance; directors and executives officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-superior performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-superior performance disconnect is via a withhold vote for the compensation committee.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Social, ethical and environmental issues

See “Global Corporate Governance and Engagement Principles.”

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interest of shareholders.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry-out an appropriate level of shareholder oversight.

Ratify acts of board and management

Some companies propose that shareholders ratify all acts of directors and/or officers taken in the previous year. In most cases, shareholder ratification does not preclude future shareholder action in the event that wrongdoing is discovered. We generally vote to ratify all acts of directors and/or officers taken in the previous year unless there is clear evidence of negligence or action counter to shareholder interests.

Reincorporation

Proposals to reincorporate from one province or country to another are quite uncommon in Canada. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will generally support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determined shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of shareholder interest and we may support such requirements in those situations.

Stakeholder provisions

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.

BLACKROCK

PROXY VOTING GUIDELINES FOR LATIN AMERICAN SECURITIES

January 2013

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available on-line at www.blackrock.com

INTRODUCTION

These voting guidelines cover issues specific to certain Latin American markets in which BlackRock is a large investor. If you are interested in our approach to governance in a market that is not specifically addressed in this document, you can refer to BlackRock’s Global Corporate Governance and Engagement Principles, which provide a broad overview of our philosophy regarding governance. We also invite our portfolio companies to reach out to BlackRock’s Corporate Governance team directly to discuss any questions regarding governance issues.

These guidelines are intended only to give an indication of how we are likely to vote. We assess voting issues on a case-by-case basis, taking into account the circumstances of the company, and our voting decisions at any individual shareholder meeting may diverge from the general approach described in these guidelines.

BlackRock expects companies to observe the relevant laws and regulations of their market, as well as local guidelines on corporate governance best practice. Local governance best practice codes may be underpinned by an approach that allows companies not to adopt recommended practices as long as they explain why they have not. BlackRock agrees that individual companies may have good reasons for pursuing an atypical approach to governance, and asks companies to frame their explanations for such alternative approaches in the context of why not complying with the recommended practices better serves shareholders’ long-term interests.

In many Latin American markets, companies have historically been controlled by a single owner or a small group of owners, who have turned to the public equity markets as a source of capital without ceding control of the company to the owners of publicly traded shares. In Latin America, these closely held firms are sometimes viewed as more reliable investment opportunities than companies with a dispersed ownership base (sometimes referred to as “dispersed companies” or “ownerless companies”) because the controlling shareholder can be addressed directly regarding questions of corporate strategy and is known to have a level of long-term commitment to the performance of the company.

As investors from other markets have increasingly viewed publicly traded companies in Latin America as an opportunity for portfolio growth and diversification, BlackRock encourages all issuers to adopt disclosure and operational processes to facilitate the participation of foreign investors in the development of governance policy and, specifically, at meetings of shareholders. Such changes might include: publishing the shareholder meeting circular at least 45 days prior to the meeting taking place; providing biographical information regarding director candidates as part of the shareholder meeting information circular; ensuring that the Investor Relations team includes individuals who speak languages commonly used by the company’s foreign shareholders; or providing dedicated seats on the board for minority investors.

COUNTRY-SPECIFIC CONSIDERATIONS

Brazil

The Sao Paulo stock exchange or BOVESPA currently offers four listing levels (basic, Nivel 1, Nivel 2 and the Novo Mercado) that require increasingly stringent corporate governance standards. Additionally, all Brazilian companies follow, on a comply-or-explain basis, The Code of Good Corporate Governance administered by the Comissão de Valores Mobiliários or CVM (the counterpart of the U.S. Securities and Exchange Commission). Furthermore, The Brazilian Institute of Good Corporate Governance (IBGC) has published a best practices code for voluntary adoption that aims to strengthen governance standards in the market.

While increasing capital from foreign investors has recently diversified Brazilian companies’ ownership base and increased the average free float, corporate ownership typically remains highly concentrated. Traditionally, shareholder meetings have relied on the physical presence of shareholders. This characteristic explains why information is often not available in advance of the meeting and the market’s overall relative lack of disclosure.

Boards and directors

The Brazilian Corporations Law mandates a minimum of three directors, while the CVM recommends five to nine directors with a minimum of two directors having expertise in finance and accounting. The boards of companies listed on the Novo Mercado are required to have at least 20% of their directors be independent. The IBGC code recommends boards to have at least a majority of independent directors. The Brazilian Corporations law allows minority and preferred shareholders present at the meeting to appoint one member each to the board of directors.

In addition to the board of directors, companies typically have an executive officer board and a fiscal council that is responsible for overseeing audit-related board functions. Brazilian companies generally do not have audit or other board committees.

Shareholders are often presented with the directors for election bundled on a slate. Candidate information is not necessarily available until the shareholder meeting. Minority shareholder representatives to the board are most often identified by minority shareholders at the shareholder meeting; as a result, shareholders voting via proxy may not be able to meaningfully identify their preferred candidates. In the event that the names of the board candidates are not available ahead of the meeting, we may evaluate the current board composition and assess any specific problems or concerns at the board or the company.

In recognition of local market practices, BlackRock generally votes to support director slates in Brazil, even in the absence of specific information regarding their identities. We are likely to oppose director slates in situations where we identify a specific concern with the slate of directors.

Auditors and audit-related issues

Public companies in Brazil have an external auditor that is selected by the board of directors and not typically ratified by shareholders. Auditor compensation is typically not disclosed.

Capital structure, mergers, asset sales and other special transactions

In a merger, the acquiring company must name risk assessment companies to evaluate the assets of the target company. The approval of the statutory report does not preclude shareholders’ right to dissent. Shareholders generally benefit from preemptive rights on new share issuances, regardless of share class.

According to the Corporations Law, companies must present financial statements to shareholders for approval at least one month in advance of the annual meeting.

BlackRock expects companies to adhere to the Corporations Law with regards to dividend distribution and payout ratios. Typically, 5% of the company’s income needs to be allocated to the company’s legal reserve (as long as it is less than 20% of the outstanding capital) and at least 25% of a company’s adjusted net income must be distributed as dividends. If BlackRock concludes that a company has failed to appropriately allocate income to shareholders, BlackRock may vote against a proposal seeking approval of income allocation and dividends.

Proposals to issue additional shares, establish new share classes, or engage in a debt financing arrangement will be assessed on a case-by-case basis. BlackRock’s decision will be guided by the information provided by the company, the company’s current share structure and BlackRock’s assessment of whether the changes to the capital structure appear to be in the best long-term interests of shareholders. In the absence of sufficient disclosure for BlackRock to understand the purposes of the proposed changes to the capital structure, BlackRock may be unable to support management’s proposal.

Similarly, mergers, asset sales, and other special transactions are assessed based on the specific circumstances of the company and the details of the proposed transaction.

Remuneration and benefits

While local best practice standards call for the disclosure of compensation for CEOs, directors, and auditors, companies rarely disclose the proposed compensation levels prior to the shareholder meeting. When companies do provide data regarding compensation, they seldom disclose compensation levels of individual executive officers, preferring instead to disclose the aggregate compensation levels of both directors and executive officers. Shareholders are not asked to approve remuneration of executives.

Chile

Various best practice codes and regulations inform the corporate governance of companies in Chile: The 2000 Tender Offers and Corporate Governance Law (“Ley de OPAS”); the 2001 First Capital Market law (“MKI”); the 2008 Second Capital Markets Law (“MKII”); and the 2009 Law 20,382. Companies must disclose their vote results on their websites.

In Chile, the predominant forms of corporate structure are business groups or conglomerates. Most publicly traded companies have a controlling shareholder or a group of shareholders acting in concert. While concentrated and pyramid structures are common, Chilean institutional investors, primarily pensions funds, are actively influencing corporate governance in this market in an effort to protect minority shareholder rights.

Boards and directors

Most companies have a unitary board structure and directors generally serve two year terms. The minimum number of board seats is seven, although the board is often elected as a slate. Under Chilean law, companies are not required to have any committees; however, if a company’s market capitalization exceeds $60M with a free float of at least 12.5%, they are required to have at least one independent director and an audit committee composed of at least three board members, a majority of whom must be independent.

Chilean investors owning a minimum of 1% (and a maximum of 10%), may nominate independent directors to the board. For foreign investors, however, disclosure regarding matters to be addressed at the shareholder meeting is relatively poor and detailed information regarding director candidates is generally not available in advance of the meeting.

In recognition of local market practices, BlackRock generally votes to support director nominees in Chile, even in the absence of specific information regarding their identities. We are likely to oppose individual board nominees or slates in situations where we identify a specific concern with the individual director or slate of directors.

Auditors and audit-related issues

External auditors are required to be independent by standards defined in the Code of Ethics and Auditing Standards of the Association of Auditors. Furthermore, auditors must not own, directly or indirectly, more than 3% of the total equity of an issuer, nor should revenue from any one company exceed more than 15% of the auditor’s total revenue.

BlackRock generally supports ratification of auditor proposals, unless there is evidence of auditor misconduct.

Capital structure, mergers, asset sales and other special transactions

Chilean companies are allowed to create multiple classes of stock with different voting rights for each class. Most companies have a single class share structure. Nearly all Chilean companies have a controlling shareholder. Mergers and acquisitions, reorganizations, private placements and liquidations all require supermajority vote approval, to protect the minority shareholders’ interests. Related transactions must be: preapproved by a majority of uninterested directors; in the best interest of the company; and put to shareholders for a vote.

Companies must present financial results and director and auditor reports to shareholders for approval at the annual meeting. These reports typically include a letter from the board, balance sheet, and income statements.

BlackRock expects Chilean companies to adhere to market standards with regards to dividend distribution and payout ratios, and issuers are generally required by law to pay out at least 30% of net income as cash dividends. BlackRock typically supports payout ratios of 30% or more, and will review the payout levels of the past two years if the ratio has fallen below this level. If BlackRock concludes that a company has failed to appropriately allocate income to shareholders, BlackRock may vote against a proposal seeking approval of income allocation and dividends.

Proposals to issue additional shares, establish new share classes, or engage in a debt financing arrangement will be assessed on a case-by-case basis. BlackRock’s decision will be guided by the information provided by the company, the company’s current share structure and BlackRock’s assessment of whether the changes to the capital structure appear to be in the best long-term interests of shareholders. In the absence of sufficient disclosure for BlackRock to understand the purposes of the proposed changes to the capital structure, BlackRock may be unable to support management’s proposal.

Similarly, mergers, asset sales, and other special transactions are assessed based on the specific circumstances of the company and the details of the proposed transaction.

Remuneration and benefits

In Chile, public companies must disclose director remuneration in the Annual Report with separate figures for travel, representation and other expenses. As a result, shareholders have material with which to evaluate director compensation proposals.

Shareholders are not asked to approve remuneration of executives; however, the aggregate compensation figure for all officers may be disclosed.

General corporate governance matters

Amendment of articles generally requires the approval of 75% of voting stock at a shareholder meeting. BlackRock will generally vote against a proposal to amend articles or bylaws unless sufficient information has been provided for investors to reasonably understand the implications of the proposal.

Colombia

Various best practice codes and regulations inform the corporate governance of companies in Colombia. Best practice codes include: the Confecamaras code (2001); the SME’s Code of Corporate Governance (2003); the Andean Code (2004); and the new Colombian Corporate Governance Code (2007). Regulations include: Law 222 (1995); Resolution 275 (2001); and Law 964 (2005).

Boards and directors

Boards of directors in Colombia must comprise a minimum of five directors and a maximum of ten; 25% of directors must be independent. The separation of chairman and CEO positions is mandated by law. Common impediments to director independence as considered by local market practice may include the receipt of director compensation for services provided other than serving on the board, charitable payments made to non-profit organizations with which a director is involved, and interlocking directorships.

An Audit Committee is required, consisting of a minimum of three directors. The Audit Committee must include all of the independent directors on the board, and the chair of the Audit Committee must be independent. It is uncommon for companies to adopt other board committees in Colombia, although local best practice standards call for the establishment of a Human Resources Committee and a Corporate Governance Committee.

Shareholders are presented with the directors for election bundled on a slate. Candidate information is not typically available until the shareholder meeting. In the event that the names of the board candidates are not available ahead of the meeting, we may evaluate the current board composition and assess any specific problems or concerns at the board or the company.

In some instances, Colombian companies may actively solicit institutional shareholders for director nominations in order to further minority investor representation.

In recognition of local market practices, BlackRock generally votes to support director slates in Colombia, even in the absence of specific information regarding their identities. We are likely to oppose director slates in situations where we identify a specific concern with the slate of directors.

Auditors and audit-related issues

Public companies in Colombia must have an external auditor that is elected by shareholders. Auditor compensation is typically not disclosed. In the absence of contentious allegations surrounding the financial accounts of the company, BlackRock generally votes for the appointment of the board-selected auditors.

Capital structure, mergers, asset sales and other special transactions

Corporate ownership and control is typically highly concentrated in Colombia. Common shares carry one vote per share. Share classes with multiple voting rights are not allowed, although preferred shares carrying no votes are allowed in the capital structure. Shareholders have preemptive rights on new share issuances, regardless of share class. Shareholder approval is required for share issuances without preemption. Companies typically seek approval for creation of a pool of capital for general issuances.

Colombian companies must present annual accounts and statutory reports to shareholders for approval at the annual meeting. These reports typically include a chairman’s letter, balance sheet, income statement, and explanatory notes in accordance with Colombian GAAP.

BlackRock expects companies in Colombia to adhere to market standards with regards to dividend distribution and payout ratios. Typically, at least 50% of net income must be distributed as dividends. If BlackRock concludes that a company has failed to appropriately allocate income to shareholders, BlackRock may vote against a proposal seeking approval of income allocation and dividends.

Proposals to issue additional shares, establish new share classes, or engage in a debt financing arrangement will be assessed on a case-by-case basis. BlackRock’s decision will be guided by the information provided by the company, the company’s current share structure and BlackRock’s assessment of whether the changes to the capital structure appear to be in the best long-term interests of shareholders. In the absence of sufficient disclosure for BlackRock to understand the purposes of the proposed changes to the capital structure, BlackRock may be unable to support management’s proposal.

Similarly, mergers, asset sales, and other special transactions are assessed based on the specific circumstances of the company and the details of the proposed transaction.

Remuneration and benefits

Best practice calls for the disclosure of compensation policy for CEOs, directors, auditors and consultants. Shareholders are not asked to approve remuneration of executives.

General corporate governance matters

Amendment of articles requires the approval of 70% of votes cast at a shareholder meeting to consider such amendment. BlackRock will generally vote against a proposal to amend articles or bylaws unless sufficient disclosure allows for investors to reasonably understand the implications of the proposal.

Mexico

Various best practice codes and regulations inform the corporate governance of companies in Mexico: the New Mexican Securities Law (Ley del Mercado de Valores, or “New LMV”) (2005) and the Mexican Best Practice Code (last revised in 2010). The website of the main stock exchange (Bolsa Mexicana de Valores) provides quarterly financial reports and company information. However, detailed and up-to-date proxy statements remain extremely rare.

Most large companies in Mexico have been traditionally organized as business groups which are conglomerates owned and controlled by families and/or consisting of holdings companies that invest in other companies. Cross-shareholding and interlocking directorships are common.

Boards and directors

Most Mexican companies are governed by a single-tiered board of directors composed of both non-executive and executive members. Director biographies are infrequently available prior to the AGM. The board must have at least five and not more than twenty-one members, however, companies generally bundle director elections. Furthermore, these proposals also often include verification of the directors’ independence or approval of their remuneration. At least 25% of the board must be independent. Any shareholder who owns 10% of voting shares is entitled to appoint at least one board member. It is recommended that all companies establish an audit committee and a corporate/societal practices committee, both of which should be entirely comprised of independent directors. The latter committee is responsible for monitoring business strategy, ensuring against conflicts of interests and setting remuneration of directors. Companies are not required to establish a nominating or compensation committee. Shareholders are not permitted to cumulate their votes in this market.

In recognition of local market practices, BlackRock generally votes to support director nominees in Mexico, even in the absence of specific information regarding their identities. We are likely to oppose individual board nominees or slates in situations where we identify a specific concern with the individual director or slate of directors.

Auditors and audit-related issues

Companies often have an internal auditor to manage day to day operations. They must also have an external auditor nominated by the board. The audit committee certifies the objectivity of the auditor and approves their remuneration. There are restrictions on the types of non-audit services and the amount of revenue thus generated that an auditor can provide to the company and still be considered independent. Furthermore, the firm must be rotated every five years and go through a cooling off period of two years.

In the absence of contentious allegations surrounding the financial accounts of the company, BlackRock generally votes for the appointment of the board-selected auditors and approves their remuneration.

Capital structure, mergers, asset sales and other special transactions

Mexican companies are allowed to create multiple classes of stock with special rights. Capital structures include multiple voting share classes with special voting rights for each. Furthermore, shares with voting rights may be restricted to local investors. Mergers and acquisitions, reorganizations, private placements and liquidations all require shareholder approval; related party transactions do not. Due to the closely-held structure of most companies, such transactions are not generally hostile.

Companies must present financial results and director and auditor reports to shareholders for approval at the annual meeting. These reports typically include a letter from the board, balance sheet, and income statements.

BlackRock expects Mexican companies to adhere to market standards with regards to dividend distribution and payout ratios, and uses a 30% benchmark as a trigger for further analysis. BlackRock typically supports payout ratios of 30% or more, and will review the payout levels of the past two years if the ratio has fallen below this level. If BlackRock concludes that a company has failed to appropriately allocate income to shareholders, BlackRock may vote against a proposal seeking approval of income allocation and dividends.

Proposals to issue additional shares, establish new share classes, or engage in a debt financing arrangement will be assessed on a case-by-case basis. BlackRock’s decision will be guided by the information provided by the company, the company’s current share structure and BlackRock’s assessment of whether the changes to the capital structure appear to be in the best long-term interests of shareholders. In the absence of sufficient disclosure for BlackRock to understand the purposes of the proposed changes to the capital structure, BlackRock may be unable to support management’s proposal.

Similarly, mergers, asset sales, and other special transactions are assessed based on the specific circumstances of the company and the details of the proposed transaction.

Remuneration and benefits

There is no disclosure of director remuneration, although there is a cap of 10% of net income payable to company founders. Shareholders are not asked to approve remuneration of executives.

General corporate governance matters

Amendment of articles generally requires the approval of 75% of voting stock at a shareholder meeting. BlackRock will generally vote against a proposal to amend articles or bylaws unless sufficient disclosure allows for investors to reasonably understand the implications of the proposal.

Shareholders with at least 10% of voting shares have the right to call a special meeting.

Shareholder proposals are rare in Mexico.

Peru

The Peruvian Securities Commission (CONASEV) has established the Principles of Good Corporate Governance for Peruvian Corporations (2002). Companies are encouraged to disclose information regarding shareholder structure, director independence, board committees and remuneration.

Under Peruvian Capital Market Regulations, listed companies are not required to elect independent directors, establish committees, or disclose substantial information. In practice, disclosure regarding directors and their independence is uncommon. A 2010 report by CONASEV indicated that approximately one out of four Peruvian listed companies did not have any independent directors, and that less than half of listed companies had any committee structure.1 Companies are primarily organized as financial and industrial conglomerates owned or controlled by families, government and/or multinational companies. Although voting by proxy is allowed, voting by a show of hands is the primary mechanism utilized by shareholders and company-specific powers-of-attorney are required for third party representation of funds or trusts. This structure can prove challenging for international investors seeking to engage with companies through the proxy voting mechanism.

At annual shareholder meetings, Peruvian companies generally seek: 1) the election of directors; 2) approval of the remuneration of the directors; 3) approval of income allocation and dividends; 4) the election of the external auditor and approval of their remuneration; and 5) approval of financial statements and discharge of directors.

Boards and directors

BlackRock encourages Peruvian issuers to provide information regarding the names and biographies of director nominees simultaneous with the public announcement of the shareholder meeting. This practice is uncommon in Peru. In recognition of local market practices, BlackRock generally votes to support director nominees in Peru, even in the absence of specific information regarding their identities. We are likely to oppose individual board nominees or slates in situations where we identify a specific concern with the individual director or slate of directors.

In Peru, it is also acceptable for directors to appoint “substitute” or “alternate” directors who can stand in for “regular” directors in the event that the regular director is unavailable. BlackRock encourages boards that choose to utilize this structure to establish processes that ensure that substitute directors and/or alternate directors are sufficiently informed regarding the activities of the company to contribute effectively to the board’s decision making process. Additionally, directors who are absent from a meeting should ensure that they are fully informed of all information shared at the meeting and all decisions taken in their absence.

BlackRock generally votes to support proposals regarding director remuneration unless BlackRock determines that the proposed remuneration is inconsistent with director remuneration at similar companies, or otherwise concludes that the proposed remuneration is not in the best interest of shareholders. Information regarding director remuneration is usually presented to shareholders after the annual meeting has taken place, and is presented on an aggregated basis, rather than providing details of payments to each director.

BlackRock also generally votes in support of the discharge of the board and management, provided sufficient information has been provided to shareholders and there are no unresolved allegations regarding misconduct by the board or management.

Auditors and audit-related issues

In the absence of contentious allegations surrounding the financial accounts of the company, BlackRock generally votes for the appointment of the board-selected auditors and approves their remuneration. Consistent with regulatory requirements, BlackRock expects that auditors will be independent of the company. They should not hold a position with the company in the 24 months preceding the audit, should not have any direct or indirect financial interest in the company, and should not be related to directors or senior management of the company.

[1]	CONASEV, “Grado de Cumplimiento de los Principios de Buen Gobierno Corporativo Durante el Ejercicio Económico 2010” (2010)

Capital structure, mergers, asset sales and other special transactions

BlackRock expects companies in Peru to adhere to market standards with regards to dividend distribution and payout ratios. Typically, at least 10% of net income must be distributed as dividends. Proposals seeking approval of income allocation and dividends are assessed in light of the company’s profitability, any share repurchase program that the company may have initiated, and other circumstances driving the income allocation decisions of the board. If BlackRock concludes that a company has failed to appropriately allocate income to shareholders, BlackRock may vote against a proposal seeking approval of income allocation and dividends.

Proposals to issue additional shares, establish new share classes, or engage in a debt financing arrangement will be assessed on a case-by-case basis. BlackRock’s decision will be guided by the information provided by the company, the company’s current share structure and BlackRock’s assessment of whether the changes to the capital structure appear to be in the best long-term interests of shareholders. In the absence of sufficient disclosure for BlackRock to understand the purposes of the proposed changes to the capital structure, BlackRock may be unable to support management’s proposal.

Similarly, mergers, asset sales, and other special transactions are assessed based on the specific circumstances of the company and the details of the proposed transaction.

Remuneration and benefits

Although the Principles of Good Corporate Governance for Peruvian Corporations encourage disclosure of information regarding the remuneration of senior management, in practice, such information is generally not provided to shareholders. Shareholders are not asked to approve remuneration of executives.

CLEARBRIDGE INVESTMENTS, LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.	All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.	The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.	If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm — Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•

is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.	We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.	We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision—poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.	Shareholder Proposals to Limit Executive and Director Pay

a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.	We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.	We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

14.	Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals On Executive Compensation

a.	For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.	In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

DIAMOND HILL CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Act”), make it a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Diamond Hill Capital Management, Inc. (hereinafter “we” or “us” or “our”) has adopted the following Proxy Voting Policy, Procedures and Guidelines (the “Proxy Policy”) with regard to companies in our clients’ investment portfolios.

Key Objective

The key objective of our Proxy Policy is to maximize the value of the securities held in our clients’ portfolios. These policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, we also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company’s performance and to make informed decisions about the purchase and sale of the company’s securities.

Decision Methods

Clients may retain the right to vote on shareholder proposals concerning stocks that we have bought on the client’s behalf. This is a perfectly reasonable request and we will not be offended if a client chooses to vote the shares. In addition, we will not vote the proxy for shares held in a client’s account where we do not have investment authority over the shares. The client can instruct the custodian to forward proxy materials from these issuers directly to the client for voting. Where clients have voting authority we encourage them to exercise their right by conscientiously voting all the shares owned.

Our recommendation, however, is that clients delegate the responsibility of voting on shareholder matters to us. Many clients recognize that good corporate governance and good investment decisions are complementary. Often, the investment manager is uniquely positioned to judge what is in the client’s best economic interest regarding shareholder proposals. Additionally, we can vote in accordance with a client’s wishes on any individual issue or shareholder proposal. Personally, we might believe that implementation of this proposal will diminish shareholder value, but the vote will be made in the manner the client directs. We believe clients are entitled to a statement of our principles and an articulation of our process when we make investment decisions and similarly, we believe clients are entitled to an explanation of our voting principles, as both ultimately affect clients economically.

We have developed the guidelines outlined below to guide our proxy voting. In addition, we generally believe that the investment professionals involved in the selection of securities are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, the portfolio management team whose strategy owns the shares has the authority to override the guidelines. Also, where the guidelines indicate that an issue will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, the portfolio management team whose strategy owns the shares has final authority to direct the vote. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company then vote in keeping with our primary objective of maximizing shareholder value over the long term.

Voting to maximize shareholder value over the long term may lead to an unusual circumstance of votes on the same issue held by different clients may not be the same. For instance, the Small Cap Fund may own a company that is the subject of a takeover bid by a company owned in the Large Cap Fund. Analysis of the bid may show that the bid is in the best interest of the Large Cap Fund but not in the best interest of the Small Cap Fund; therefore the Large Cap Fund may vote for the merger whereas the Small Cap Fund may vote against it.

In addition, when securities are out on loan, our clients collectively hold a significant portion of the company’s outstanding securities, and we learn of a pending proxy vote enough in advance of the record date, we will perform a cost/benefit analysis to determine if there is a compelling reason to recall the securities from loan to enable us to vote.

Conflicts Of Interest

Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are perceived by them to be in their own best interests, but are inconsistent with our primary objective of maximizing shareholder value in the long run. We encourage clients who have their own objectives that differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with this Proxy Policy.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. For example, we might manage money for a plan sponsor and that company’s securities may be held in client investment portfolios. The potential for conflict of interest is imminent since we now would have a vested interest to acquiesce to company management’s recommendations, which may not be in the best interests of clients. Another possible scenario could arise if we held a strong belief in a social cause and felt obligated to vote in this manner, which may not be best for clients. In cases of conflicts of interest that impede our ability to vote, we will refrain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under our management, we will forward the proxy material to the independent trustees or directors if we are the investment adviser or to the investment adviser if we are the sub-adviser.

Recordkeeping

We will maintain records documenting how proxies were voted. In addition, when we vote contrary to the Proxy Policy or for votes that the Proxy Policy indicates will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, we will document the rationale for our vote. We will maintain this documentation in accordance with the requirements of the Act and we will provide this information to a client who held the security in question upon the client’s request.

Proxy Voting Principles

1)	We recognize that the right to vote a proxy has economic value. All else being equal, a share with voting rights is worth more than a share of the same company without voting rights. (Sometimes, investors may observe a company with both a voting class and a non-voting class in which the non-voting class sells at a higher price than the voting, the exact opposite of the expected result described above; typically, this can be attributed to the voting class being relatively illiquid.) Thus, when you buy a share of voting stock, part of the purchase price is for the right to vote in matters concerning your company. If you do not exercise that right, you paid more for that stock than you should have.

2)	We recognize that we incur additional fiduciary responsibility by assuming this proxy voting right. In general, acting as a fiduciary when dealing with the assets of others means being held to a higher than ordinary standard in each of the following aspects:

Loyalty — We will act only in the best interest of the client. Furthermore, the duty of loyalty extends to the avoidance of conflicts of interest and self-dealing.

Care — We will carefully analyze the issues at hand and bring all the skills, knowledge, and insights a professional in the field is expected to have in order to cast an informed vote.

Prudence — We will make the preservation of assets and the earning of a reasonable return on those assets primary and secondary objectives as a fiduciary.

Impartiality — We will treat all clients fairly.

Discretion — We will keep client information confidential. Information concerning client-specific requests is strictly between the client and us.

3)	We believe that a corporation exists to maximize the value for shareholders. Absent a specific client directive, we will always vote in the manner (to the extent that it can be determined) that we believe will maximize the share price, and thus shareholder value, in the long-term.

4)	We believe conscientious proxy voting can result in better investment performance. The presence of an owner-oriented management is a major consideration in many of our investment decisions. As a result, we typically would not expect to find ourselves at odds with management recommendations on major issues. Furthermore, we do not anticipate entering a position intending to be shareholder activists. Yet, cases will arise in which we feel the current management or management’s current strategy is unlikely to result in the maximization of shareholder value. So why would we own the stock? One reason might be that the stock price is at such a significant discount to intrinsic value that the share price need not be “maximized” for us to realize an attractive return. Another reason may be that we believe management will soon face reality and alter company strategy when it becomes apparent that a new strategy is more appropriate. Additionally, we may disagree with management on a specific issue while still holding admiration for a company, its management, or its corporate governance in general. We do not subscribe to the “If you don’t like management or its strategy, sell the stock” philosophy in many instances.

5)	We believe there is relevant and material investment information contained in the proxy statement. Close attention to this document may reveal insights into management motives, aid in developing quantifiable or objective measures of how a company has managed its resources over a period of time, and, perhaps most importantly, speak volumes about a “corporate culture”.

Proxy Voting Guidelines

Each proposal put to a shareholder vote is different. As a result, each must be considered individually, however, there are several issues that recur frequently in U.S. public companies. Below are brief descriptions of various issues and our position on each. Please note that this list is not meant to be all-inclusive. In the absence of exceptional circumstances, we generally will vote in this manner on such proposals.

I.	Corporate Governance Provisions

A.	Board of Directors

The election of the Board of Directors (the “Board”) is frequently viewed as a “routine item”. Yet, in many ways the election of the Board is the most important issue that comes before shareholders. Inherent conflicts of interest can exist between shareholders (the owners of the company) and management (who run the company). At many companies, plans have been implemented attempting to better align the interests of shareholders and management, including stock ownership requirements and additional compensation systems based on stock performance. Yet, seldom do these perfectly align shareholder and management interests. An independent Board serves the role of oversight on behalf of shareholders. For this reason, we strongly prefer that the majority of the Board be comprised of independent (also referred to as outside or non-affiliated) directors. Furthermore, we also strongly prefer that key committees be comprised entirely of outside directors.

1. Cumulative Voting

Cumulative voting allows the shareholders to distribute the total number of votes they have in any manner they wish when electing directors. In some cases, this may allow a small number of shareholders to elect a minority representative to the corporate board, thus ensuring representation for all sizes of shareholders. Cumulative voting may also allow a dissident shareholder to obtain representation on the Board in a proxy contest. To illustrate the difference between cumulative voting and straight voting, consider the John Smith Corporation. There are 100 total shares outstanding; Jones owns 51 and Wilson owns 49. Three directors are to be elected. Under the straight voting method, each shareholder is entitled to one vote per share and each vacant director’s position is voted on separately. Thus, Jones could elect all the directors since he would vote his 51 shares for his choice on each separately elected director. Under the cumulative voting method, each shareholder has a total number of votes equal to the number of shares owned times the number of directors to be elected. Thus, Jones has 153 votes (51 X 3 = 153) and Wilson has 147 votes (49 X 3). The election of all directors then takes place simultaneously, with the top three vote recipients being elected. Shareholders may group all their votes for one candidate. Thus, Wilson could vote all 147 of his votes for one candidate. This will ensure that Wilson is able to elect at least one director to the board since his candidate is guaranteed to be one of the top three vote recipients.

Since cumulative voting subjects management to the disciplinary effects of outside shareholder involvement, it should encourage management to maximize shareholder value and promote management accountability. Thus, we will vote FOR proposals seeking to permit cumulative voting.

2. Majority vs Plurality Voting

In evaluating majority voting vs. plurality voting we will vote on a case-by-case basis. A majority vote requires a candidate to receive support from a majority of votes cast to be elected. Plurality voting, on the other hand, provides that the winning candidate only garner more votes than a competing candidate. If a director runs unopposed under a plurality voting standard, he or she needs only one vote to be elected, so an “against” vote is meaningless. We feel that directors should be elected to the board by a majority vote simply because it gives us a greater ability to elect board candidates that represent our clients’ best interest. However, in the case where a company adopts a provision in which a board candidate receives more AGAINST votes than FOR votes is required to tender his or her resignation, there is less reason to vote in favor of a majority vote standard.

3. Election of Directors (Absenteeism)

Customarily, schedules for regular board and committee meetings are made well in advance. A person accepting a nomination for a directorship should be prepared to attend meetings. A pattern of high absenteeism (less than 75% attendance) raises sufficient doubt about that director’s ability to effectively represent shareholder interests and contribute experience and guidance to the company. While valid excuses for absences (such as illness) are possible, these are not the norm. Schedule conflicts are not an acceptable reason for absenteeism since it suggests a lack of commitment or an inability to devote sufficient time to make a noteworthy contribution. Thus, we will WITHHOLD our vote for (or vote AGAINST, if that option is provided) any director with a pattern of high absenteeism.

4. Classified Boards

A classified Board separates directors into more than one class, with only a portion of the full Board standing for election each year. For example, if the John Smith Corporation has nine directors on its Board and divides them into three classes, each member will be elected for a term of three years with elections staggered so that only one of the three classes stands for election in a given year. A non-classified Board requires all directors to stand for election every year and serve a one-year term.

Proponents of classified Boards argue that by staggering the election of directors, a certain level of continuity and stability is maintained. However, a classified Board makes it more difficult for shareholders to change control of the Board. A classified Board can delay a takeover advantageous to shareholders yet opposed by management or prevent bidders from approaching a target company if the acquirer fears having to wait more than one year before gaining majority control.

We will vote FOR proposals seeking to declassify the Board and AGAINST proposals to classify the Board.

5. Inside versus Independent (or Non-Affiliated) Directors

We will vote FOR shareholder proposals asking that Boards be comprised of a majority of independent directors.

We will vote FOR shareholder proposals seeking Board nominating committees be comprised exclusively of independent directors.

We will WITHHOLD votes for (or vote AGAINST, if that option is provided) directors who may have an inherent conflict of interest, such as due to receipt of consulting fees from a corporation (affiliated outsiders) if the fees are significant or represent a significant percent of the director’s income.

B.	Confidential Voting

In a system of confidential voting, individual shareholder’s votes are kept confidential. Management and shareholders are only told the vote total. This eliminates the pressure placed on investors to vote with management, especially in cases when a shareholder would desire a business relationship with management. We will vote FOR proposals seeking confidential voting.

C.	Supermajority Votes

Most state corporation laws require that mergers, acquisitions, and amendments to the corporate bylaws or charter be approved by a simple majority of the outstanding shares. A company may, however, set a higher requirement for certain corporate actions. We believe a simple majority should be enough to approve mergers and other business combinations, amend corporate governance provisions, and enforce other issues relevant to all shareholders. Requiring a supermajority vote entrenches management and weakens the governance ability of shareholders. We will vote AGAINST management proposals to require a supermajority vote to enact these changes. In addition, we will vote FOR shareholder proposals seeking to lower supermajority vote requirements.

D.	Shareholder Rights Plans (Poison Pills)

Shareholder rights plans are corporate-sponsored financial devices designed with provisions that, when triggered by a hostile takeover bid, generally result in either: (1) dilution of the acquirer’s equity holdings in the target company; (2) dilution of the acquirer’s voting rights in the target company; or (3) dilution of the acquirer’s equity interest in the post-merger company. This is typically accomplished by distributing share rights to existing shareholders that allow the purchase of stock at a fixed price should a takeover attempt occur.

Proponents of shareholder rights plans argue that they benefit shareholders by forcing potential acquirers to negotiate with the target company’s Board, thus protecting shareholders from unfair coercive offers and often leading to higher premiums in the event of a purchase. Obviously, this argument relies on the assumption of director independence and integrity. Opponents claim that these plans merely lead to the entrenchment of management and discourage legitimate tender offers by making them prohibitively expensive.

We will evaluate these proposals on a case-by-case basis. However, we generally will vote AGAINST proposals seeking to ratify a poison pill in which the expiration of the plan (sunset provision) is unusually long, the plan does not allow for the poison pill to be rescinded in the face of a bona fide offer, or the existing management has a history of not allowing shareholders to consider legitimate offers. Similarly, we generally will vote FOR the rescission of a poison pill where these conditions exist.

We will vote FOR proposals requiring shareholder rights plans be submitted to shareholder vote.

II.	Compensation Plans

Management is an immensely important factor in the performance of a corporation. Management can either create or destroy shareholder value depending on the success it has both operating the business and allocating capital. Well-designed compensation plans can prove essential in setting the right incentives to enhance the probability that both operations and capital allocation are conducted in a rational manner. Ill-designed compensation plans work to the detriment of shareholders in several ways. For instance, there may be outsized compensation for mediocre (or worse) performance, directly reducing the resources available to the company, or misguided incentives could cloud business judgment. Given the variations in compensation plans, most of these proposals must be considered on a case-by-case basis.

A.	Non-Employee Directors

As directors take a more active role in corporate governance, compensation is becoming more performance-based. In general, stock-based compensation will better tie the interests of directors and shareholders than cash-based compensation. The goal is to have directors own enough stock (directly or in the form of a stock derivative) that when faced with a situation in which the interests of shareholders and management differ, rational directors will have incentive to act on behalf of shareholders. However, if the stock compensation or ownership is excessive (especially if management is viewed as the source for this largesse), the plan may not be beneficial.

We will vote FOR proposals to eliminate retirement plans and AGAINST proposals to maintain or expand retirement packages for non-employee directors.

We will vote FOR proposals requiring compensation of non-employee directors to be paid at least half in company stock.

B.	Incentive Compensation subject to Section 162(m)

The Omnibus Budget and Reconciliation Act of 1993 prohibits the deductibility of executive compensation of more than $1 million. The intention was to slow the rise in executive compensation (whether the rise could be economically justified or was “bad” per se is a separate question) and to tie more of the future compensation to performance. However, the law provided exemptions to this $1 million limit in certain circumstances. Included in this exemption was compensation above $1 million that was paid on account of the attainment of one or more performance goals. The IRS required the goals to be established by a compensation committee comprised solely of two or more outside directors. Also, the material terms of the compensation and performance goals must be disclosed to shareholders and approved. The compensation committee must certify that the goals have been attained before any payment is made.

The issue at hand is the qualification for a tax deduction, not whether the executive deserves more than $1 million per year in compensation.

We will vote FOR any such plan submitted for shareholder approval. Voting against an incentive bonus plan is fruitless if the practical result will be to deny the company, and ultimately its shareholders, the potential tax deduction.

C.	Stock Incentive Plans

Stock compensation programs can reward the creation of shareholder value through high payout sensitivity to increases in shareholder value. Of all the recurring issues presented for shareholder approval, these plans typically require the most thorough examination for several reasons. First, their economic significance is large. Second, the prevalence of these plans has grown and is likely to persist in the future. Third, there are many variations in these plans. As a result, we must consider any such plan on a case-by-case basis. However, some general comments are in order.

We recognize that options, stock appreciation rights, and other equity-based grants (whether the grants are made to directors, executive management, employees, or other parties) are a form of compensation. As such, there is a cost to their issuance and the issue boils down to a cost-benefit analysis. If the costs are excessive, then the benefit will be overwhelmed. Factors that are considered in determining whether the costs are too great (in other words, that shareholders are overpaying for the services of management and employees) include: the number of shares involved, the exercise price, the award term, the vesting parameters, and any performance criteria. Additionally, objective measures of company performance (which do not include short-term share price performance) will be factored into what we consider an acceptable amount of dilution. We will also consider past grants in our analysis, as well as the level of the executives’ or directors’ cash compensation.

We will look particularly closely at companies that have repriced options. Repricing stock options may reward poor performance and lessen the incentive such options are supposed to provide. In cases where there is a history of repricing stock options, we will vote AGAINST any plan not expressly prohibiting the future practice of option repricing.

D.	Say-on-Pay

The Securities and Exchange Commission adopted rules on Jan. 25, 2011 which implement requirements in Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which amends the Securities Exchange Act of 1934. The rules concern three separate non-binding shareholder votes on executive compensation:

(1)	Say-on-Pay Votes. The new rule requires public companies subject to the proxy rules to provide their shareholders with an advisory vote on the compensation of the most highly compensated executives. Say-on-pay votes must be held at least once every three years. As stated above, support for or against executive compensation will be determined on a case-by-case basis.

(2)	Frequency Votes. These companies also are required to provide their shareholders with an advisory vote on how often they would like to be presented with the say-on-pay votes – every year, every second year, or every third year. In voting on the frequency of the say-on-pay, we believe that a TRIENNIAL vote is appropriate due to the fact that say-on-pay is a non-binding advisory vote and more frequent votes could reduce the Board’s strategic focus on the business. A three-year time horizon allows the Board to make well-informed decisions regarding executive compensation, evaluate the effectiveness of executive compensation, and increase time spent focusing on long-term shareholder value creation.

(3)	Golden Parachute Disclosures and Votes. These companies are also required to disclose compensation arrangements and understandings with highly compensated executive officers in connection with an acquisition or merger. In certain circumstances, these companies also are required to conduct a shareholder vote to approve the golden parachute compensation arrangements. We have a bias against golden parachutes, but since each merger or acquisition presents unique facts and circumstances, we will determine our votes on golden parachutes on a case-by case basis.

III.	Capital Structure, Classes of Stock, and Recapitalizations

A.	Common Stock Authorization

Corporations increase the supply of common stock for a variety of ordinary business reasons including: to raise new capital to invest in a project; to make an acquisition for stock; to fund a stock compensation program; or to implement a stock split or stock dividend. When proposing an increase in share authorization, corporations typically request an amount that provides a cushion for unexpected financing needs or opportunities. However, unusually large share authorizations create the potential for abuse. An example would be the targeted placement of a large number of common shares to a friendly party in order to deter a legitimate tender offer. Thus, we generally prefer that companies present for shareholder approval all requests for share authorizations that extend beyond what is currently needed, and indicate the specific purpose for which the shares are intended. Generally, we will vote AGAINST any proposal seeking to increase the total number of authorized shares to more than 120% of the current outstanding and reserved but unissued shares, unless there is a specific purpose for the shares with which we agree.

For example, suppose a company has a total share authorization of 100 million. Of the 100 million, 85 million are issued and outstanding and an additional 5 million are reserved but unissued. We would vote against any proposal seeking to increase the share authorization by more than 8 million shares (Total allowable authorization: 1.2 X 90 =108 million; Current authorization: 100 million).

B.	Unequal Voting Rights (Dual Class Exchange Offers/ Dual Class Recapitalizations)

Proposals to issue a class of stock with inferior or even no voting rights are sometimes made. Frequently, this class is given a preferential dividend to coax holders to cede voting power. In general, we will vote AGAINST proposals to authorize or issue voting shares without full voting rights on the grounds that it could entrench management.

IV.	Social and Environmental Issues

Shareholder proposals relating to a company’s activities, policies, or programs concerning a particular social or environmental issue have become prevalent at annual meetings. In some cases, an attempt is made to relate a recommendation for the company’s policies and activity to its financial health. In other cases, the proposal seems tangentially related at best. These issues are often difficult to analyze in terms of their effect on shareholder value. As a result, these proposals must be considered on a case-by-case basis. In cases where we do not believe we can determine the effect, we will ABSTAIN. We will vote FOR any proposal that seeks to have a corporation change its activities or policy and we believe the failure to do so will result in economic harm to the company. Similarly, we will vote AGAINST any policy that requests a change we believe will result in economic harm.

We will vote FOR proposals seeking information that is relatively inexpensive to produce and provide, is not publicly available, and does not reveal sensitive company information that could be harmful if acquired by competitors. If these factors are present, then the issue reduces to freedom of information.

In practice, however, this is seldom the case. Frequently, shareholder proposals call for a company to conduct an exhaustive study of some issue that is only tangentially related to the company’s business interests. Further, the nature of the study proposed often deals with subjective issues in which no conclusive resolution will likely result from the study. We will vote AGAINST such proposals.

V.	Voting Foreign Securities

Voting proxies of foreign issuers can be much different than voting proxies of U.S.-domiciled companies. It can be more expensive (for instance, we could need to hire a translator for the proxy materials or, in some cases votes can only be cast in person so there would be travel costs to attend the meeting) and in some jurisdictions the shares to be voted must be sequestered and cannot be sold until the votes are cast or even until the meeting has been held. In addition, the SEC has acknowledged that in some cases it can be in an investor’s best interests not to vote a proxy, for instance, when the costs of voting outweigh the potential benefits of voting. Therefore, proxy voting for foreign issuers will be evaluated and voted, or not voted, on a case-by-case basis.

Adopted: June 2003

Amended: August 2011

FRANKLIN ADVISERS, INC

FRANKLIN ADVISORY SERVICES, LLC

FRANKLIN MUTUAL ADVISERS, LLC

TEMPLETON INVESTMENT COUNSEL LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Each of Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, and Templeton Investment Counsel, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or Undertakings for the Collective Investment of Transferable Securities (“UCITS”) that have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These

services include receipt of proxy ballots, working with custodian banks, account maintenance, executing votes, ballot reconciliation, maintaining vote records, providing comprehensive reporting and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’s and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[2]

4.	The issuer is a significant executing broker dealer;[3]

5.	An Access Person[4] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[5] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider. If management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and

[1]	For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”
[2]	The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
[3]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
[4]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
[5]	The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, ISS and/or Glass Lewis analyses, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, proxy statements, their knowledge of the company and any other information publicly available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Investment Manager will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The Investment Manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.

If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many

Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires. The Investment Manager reviews the conflicts procedures of ISS and Glass Lewis as part of the periodic due diligence process. The Investment Manager also considers the independence of ISS and Glass Lewis on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2013

KNIGHTSBRIDGE ASSET MANAGEMENT, LLC

PROXY VOTING SUMMARY

MARCH 31, 2010

The fundamental guideline followed by Knightsbridge in voting proxies is to make every effort to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances, it is the policy of Knightsbridge to exercise its proxy voting discretion in accordance with written pre-determined proxy voting guidelines (“Proxy Voting Guidelines”). The Proxy Voting Guidelines are applicable to the voting of domestic and global proxies. Knightsbridge may subscribe to the services of unaffiliated third party proxy vendors that provide written vote recommendations/ guidelines, proxy voting, and administrative and record-keeping assistance.

In cases where sole proxy voting authority rests with Knightsbridge for plans governed by ERISA, Knightsbridge will vote proxies in accordance with the Proxy Voting Guidelines unless outlined otherwise in the plan’s governing documents and subject to the fiduciary responsibility standards of ERISA.

If Knightsbridge becomes aware of any type of potential or actual conflict of interest relating to a proxy proposal, Knightsbridge will promptly document the conflict and may handle such conflict in a number of ways depending on the type and materiality. The method selected by Knightsbridge will depend upon the facts and circumstances of each situation and the requirements of applicable laws and will always be handled in the client(s)’ best interest.

Knightsbridge may also choose not to vote proxies in certain situations or for certain accounts; for example, (1) where a client has retained the right to vote the proxies; (2) where Knightsbridge deems that the cost of voting the proxy would exceed any anticipated benefit to the client, or (3) where a proxy is received for a client account that has been terminated.

A complete copy of the Knightsbridge’s current Proxy Voting Policies & Procedures is attached. Clients may obtain information on how their proxies were voted by contacting Knightsbridge at the principal office and place of business indicated on page 1 of this form. Clients should include in their request, their name, and the account and security for which they are making the request.

LORD, ABBETT & CO. LLC

Proxy Voting Policies and Procedures

INTRODUCTION

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

PROXY VOTING PROCESS OVERVIEW

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Domestic Equity Research, Chief Administrative Officer for the Investment Department, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented the following three-pronged approach to the proxy voting process:

•

In cases where we deem any client’s position in a company to be material,[2] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

[1]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.
[2]	We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ (continued from page 1) positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

•

Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

CONFLICTS OF INTEREST

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

•

Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees[3] and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Funds’ Proxy Committees regarding the company.

•

Lord Abbett also has implemented special voting measures with respect to companies that have a significant business relationship with Lord Abbett (including any subsidiaries of such companies). For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

[3]	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

PROXY VOTING GUIDELINES

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Auditors — Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

1.	Election of directors — The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.	Majority voting — Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.	Board classification — A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.	Independent board and committee members — An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.	Independent board chairman — Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.	General — In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.

Incentive compensation plans — An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.	Say on pay — “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.	Pay for performance — “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.	Clawback provisions — A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.	Anti-gross-up policies — Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.	Severance agreements and executive death benefits — Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.	Executive pay limits — Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.	Employee stock purchase plans — Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.	Charter amendments — A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.	Changes to capital structure — A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.	Reincorporation — We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.

Mergers, acquisitions, and restructurings — A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.	Proxy access — Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett generally votes with management on proposals that seek to allow proxy access.

2.	Shareholder rights plans — Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.	Chewable pill provisions — A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.	Anti-greenmail provisions — An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.	Fair price provisions — A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.	Rights to call special shareholder meetings — Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.	Supermajority vote requirements — A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.	Cumulative voting — Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.	Confidential voting — In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.	Reimbursing proxy solicitation expenses — Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.	Transacting other business — Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.	Social, Political, and Environmental Issues — Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.	Share Blocking — Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: September 13, 2012

MARSICO CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.

•

MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

•

In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

•

MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

•

In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent conflict.

•

MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

•

MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

PIMCO

PROXY VOTING POLICY & PROCEDURES SUMMARY

October 2012

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

RCM GLOBAL CORPORATE GOVERNANCE GUIDELINES AND PROXY VOTING POLICY

JULY 2011

Preamble

RCM is a global asset manager and a company of Allianz Global Investors (AllianzGI). RCM operates on four continents from six international offices – Frankfurt, Hong Kong, London, San Francisco, Sydney and Tokyo. We believe that by generating and exploiting information, we will be able to deliver superior and consistent investment results for the benefit of our clients – a philosophy we call “RCM informed”.

This document lays out the Global Corporate Governance Guidelines and Proxy Voting Policy for RCM. It is written in the “RCM informed” philosophy. An international standard is particularly difficult to formulate, as it has to deal with our fiduciary duty, as well as differences in local regulations and market practices.

The Global Corporate Governance Guidelines and Proxy Voting Policy are detailed as follows in the form of voting criteria, which provide a framework for analysis but are not necessarily applied systematically in the form of box-ticking. Their objective is to give a generally applicable answer for the all points, as well as indications to help each entity with regard to those voting criteria that need to be modified to reflect local corporate governance “Best Practice”. We will evaluate governance issues on a case-by-case basis, using the Global Corporate Governance Guidelines and Proxy Voting Policy but taking into account the variances across markets in regulatory and legal frameworks, best practices, actual market practices, and disclosure regimes (including, but not limited to, the UK Corporate Governance Code and the NAPF Corporate Governance Policy and Voting Guidelines, the ASX Corporate Governance Principles and Recommendations (Australia), the Dutch Corporate Governance Code, AFEP Corporate Governance Code of Listed Corporations (France), the German Corporate Governance Code, the Hong Kong Code on Corporate Governance, the Swedish Code of Corporate Governance, and the Swiss Code of Best Practice for Corporate Governance).

While the Global Corporate Governance Guidelines and Proxy Voting Policy often provide explicit guidance on how to vote proxies with regard to specific issues that appear on the ballot, they are not intended to be exhaustive. Rather, these guidelines are intended to address the most significant and frequent proxy issues that arise. Each proxy issue will be subject to rigorous analysis of the economic impact of that issue on the long-term share value. All votes shall be cast solely in the long-term interest of shareholders.

Disclaimer

The RCM Corporate Governance Guidelines and Proxy Voting Policy represent a set of recommendations that were agreed upon by RCM’s Global Executive Committee. These Guidelines and Policy were developed to provide RCM entities with a comprehensive list of recommendations that provide guidance to each RCM entity in determining how to vote proxies for its clients. These guidelines allow each RCM entity the discretion to vote proxies in accordance with local laws, standards and client requirements, as appropriate, independently of influence either directly or indirectly by parent or affiliated companies. The governance structures of each of the RCM legal entities allows that entity to execute proxy voting rights on behalf of clients independently of any Allianz Global Investors’ parent or affiliated company. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these legal entities and to our fiduciary duty to act in the best interests of our clients. These Guidelines and Policy represent the views and guidance of RCM as at the date of publication. They may be subject to change at any time. The Guidelines and Policy are for RCM internal guidance purposes only and are not intended to be relied upon by any third party.

Section 1: Board of Directors

1.1	Composition and Structure of the Board

1.1.1	Chairman and CEO

RCM believes that the roles of Chairman and Chief Executive Officer should be separate, as there should be a clearly accepted division of responsibility at the head of the company.

1.1.2	Independence of the Board of Directors

RCM believes that there should be a majority of independent directors on the board, as far as legal regulations do not impose constraints on the composition of the board by law. In markets where independence of directors is currently not standard market practice, RCM will encourage moves towards a more independent board.

RCM considers independence to be an important criterion when voting for board members but will take into account other factors as well, as described elsewhere in these guidelines.

RCM expects companies to appoint a senior independent director, who acts as a crucial conduit for shareholders to raise issues of particular concern.

While dealing with specific corporate structures, RCM also considers the following points:

•	State-owned companies: there should be a sufficient number of directors independent from the company and the government.

•	Subsidiary of multinational organisations: there should be a sufficient number of directors independent from the group.

•	Family-controlled companies should provide sufficient information, which makes the relationship of non-dependent directors to the family more transparent.

1.1.3	Competence and Experience of the Board

The board should have a requisite balance of special skills, competence, experience, and knowledge of the company and of the industry the company is active in. This should enable the directors to discharge their duties and responsibilities in an effective way.

1.1.4	Diversity of the Board

While the board members’ independence, competence, skills and experience are of high importance, the board of directors is also encouraged to have a diversified representation in terms of education, age, nationality, gender, etc.

In this respect RCM generally votes in favour of requests for reports on the company’s efforts to diversify the board, unless the board composition is reasonably diversified in relation to companies of similar size and industry as well as local laws and practices.

1.1.5	Size of the Board

RCM generally supports proposals requiring shareholder approval to fix or alter the size of the board.

RCM supports boards of between four and 18 directors.

1.1.6	Classified Boards

RCM votes against the introduction of classified/staggered boards and supports efforts to declassify boards.

1.1.7	Age Limits and Tenure Limits

RCM generally does not support minimum or maximum age or tenure limits.

1.1.8	Board Committees

RCM believes that there should be three key committees specialising in audit, director nomination and compensation issues. Such committees constitute a critical component of corporate governance and contribute to the proper functioning of the board of directors.

The remuneration committee should be responsible for setting remuneration for all executive directors and the chairman.

In addition RCM strongly supports the establishment of a separate and independent risk committee responsible for supervision of risks within the company.

The members of these committees should in general be independent non-executive directors.

Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.

1.1.9	Director Conflicts of Interest

RCM expects companies to have a process for identifying and managing conflicts of interest directors may have. Individual directors should seek to avoid situations where there might be an appearance of a conflict of interest. If a director has an interest in a matter under consideration by the board, then the director should recuse himself from those discussions.

1.2	Election of Board of Directors

1.2.1	Information on Directors

RCM expects companies to provide comprehensive and timely information on their directors, in order to be enabled to assess the value they provide. The company should also disclose the positions and mandates of the directors in the annual report.

The disclosure should include but not limited to the biographical information, information on core competencies and qualifications, professional or other background, recent and current board and management mandates at other companies, factors affecting independence as well as board and committee meetings attendance.

The list of candidates should be available in a timely manner.

While RCM encourages the possibility to vote for each director individually, a bundled proposition on the election (or discharge) of the directors may be considered if RCM is satisfied with the performance of every director. Nevertheless, sufficient information should be provided, and all the directors should fulfil also other criteria, as mentioned in 1.2.4., in such a case.

1.2.2	Term of Directors’ Contract

For executive directors, long-term incentives are considered key. Overly short-term contracts may be counterproductive in this respect. RCM encourages instead that the contract terms state clear performance measurement criteria, while refraining from stipulating excessive severance packages.

For non-executive directors, RCM generally supports minimum contract terms of three years and maximum contract terms of five years with annual approval, except when local market practices differ. In markets where shorter or longer terms are industry standard, RCM will consider voting against directors with terms which substantially deviate from best practice in those markets.

1.2.3	Attendance of Board and Committee Meetings

RCM believes that all directors should be able to allocate sufficient time and effort to the company to discharge their responsibilities efficiently. Thus, the board members should attend at least 75% of board and — in cases where directors are board committee members — committee meetings.

RCM expects information about attendance of the board and committee meetings to be disclosed, and will support initiatives to in this sense in markets where it is not yet standard practice.

1.2.4	Discharge of the Board

RCM will consider the criteria on attendance, performance, competence etc. when voting on propositions to discharge the board.

RCM will vote against single directors or the whole board in cases of established fraud, misstatements of accounts and other illegal acts.

1.2.5	Multiple Directorships

RCM believes that directors should be able to allocate sufficient time to performing their duties as board members efficiently. Therefore, RCM will question whether directors are able to perform their duties whilst already being members of other boards, membership on more than 6 of which is viewed as excessive if the director is not a CEO, and more than 3 of which is viewed as excessive if the director is a CEO.

1.2.6	Majority Voting for Directors

RCM believes that one of the fundamental rights shareholders have is the power to elect or remove corporate directors. RCM generally believes that a majority voting standard is an appropriate mechanism to provide greater board accountability.

Based on our beliefs, RCM would in general vote in favour of proposals that would require the implementation of a majority voting standard for elections of directors in uncontested director elections.

There should be no provisions in place that hamper modifications to the composition of the board or impede the ability to adapt quickly to changing environments.

RCM would support cumulative voting in case it substantially enhances minority shareholders’ rights in a particular company and has the potential to add value.

1.2.7	Shareholders Access to Board of Directors

Shareholders should be able to nominate director candidates for the board.

1.2.8	Legal Indemnification of Board Members

RCM will consider voting against proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care.

RCM would also consider voting against proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director’s legal expenses would be covered, RCM may consider voting for expanded coverage.

1.2.9	Proxy Contests

Proxy contests are among the most difficult and most crucial corporate governance decisions because an investor must attempt to determine which group is best suited to manage the company. RCM will vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

1.2.10	Reimburse Proxy Solicitation Expenses

RCM will vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, RCM will support the reimbursement of all appropriate proxy solicitation expenses associated with the election.

RCM will generally support shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Section 2: Remuneration and Benefits

2.1	Executive and Director Compensation

2.1.1	Compensation of Executive Directors and Senior Managers

Compensation should contain both a short-term and long-term element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining truly superior performance.

RCM believes that executive directors should be encouraged to receive a certain percentage of their salary in form of company stock. Therefore RCM would generally support the use of reasonably designed stock-related compensation plans, including appropriate deferrals.

Each director’s share option schemes should be clearly explained and fully disclosed (including exercise prices, expiry dates and the market price of the shares at the date of exercise) to both shareholders and participants, and should be subject to shareholder approval. They should also take into account appropriate levels of dilution. Overall, share options plans should be structured in a way to reward above-median performance.

RCM would generally vote against equity award plans or amendments that are too dilutive and expensive to existing shareholders, may be materially altered (cancellation and re-issue, re-testing and especially re-pricing of options, or the backdating of options) without shareholder approval, allow management significant discretion in granting certain awards, or are otherwise inconsistent with the interests of shareholders.

2.1.2	Performance Measurement and Disclosure of Performance Criteria and Achievement

RCM reserves the right to vote against boards or individual directors if performance has been significantly unsatisfactory for a prolonged time.

For performance measurement different criteria should be taken into consideration:

•	The management goals should be linked to the mid- and long-term goals of the company.

•	It is not sensible to define companies’ performance by only one dimension or key indicator (such as EPS). Therefore, a healthy mixture of various indicators should be considered.

•

A very important criterion is the sustainability of companies’ performance. Social, environmental and governance issues should be integrated into the companies’ performance measurement to the degree possible.

•	Performance measurement should incorporate risk considerations so that there are no rewards for taking inappropriate risks at the expense of the company and its shareholders.

•	Performance should be measured over timescales which are sufficient to determine that value has in fact been added for the company and its shareholders.

The performance criteria used by the companies as well as their achievement should be disclosed to the shareholders.

2.1.3	Compensation of Non-Executive Directors

RCM believes that compensation for non-executive directors should be structured in a way which aligns their interests with the long-term interests of the shareholders, does not compromise their independence from management or from controlling shareholders of the company and does not encourage excessive risk-taking behaviour.

In particular the following elements should be taken into account:

•	Compensation should be in line with industry practice, with no performance link.

•	The amount of time and effort that the directors can invest in the company, given other directorships they may have.

2.1.4	Remuneration Committee and “Say on Pay”

Any remuneration policy should be determined by independent remuneration committees, be transparent and fully disclosed (to shareholders for every executive and non-executive director) in a separate Remuneration Report within the Annual Report. In markets for which proposals to approve the company’s remuneration policy or the company’s Remuneration Report, RCM will evaluate such proposals on a case-by-case basis, taking into account RCM’s approach to executive and non-executive director compensation as described elsewhere in these guidelines.

In the US market, the Dodd-Frank Act requires advisory votes on pay (MSOP), and requires that the proxy for the first annual or other meeting of the shareholders occurring after the enactment includes vote item to determine going forward, the frequency of the say-on-pay vote by shareholders to approve compensation.

RCM will support annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

RCM encourages companies to increase transparency in this respect, and furthermore in general supports moves to empower shareholders with regard to having a say on the remuneration policy.

RCM pays close attention to perquisites, including pension arrangements, and will vote against them if deemed excessive.

2.1.5	Special Provisions

Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged.

Transaction bonuses, executive severance agreements, poison pills or other retrospective ex-gratia payments should be subject to shareholder approval and should not be excessive.

RCM believes that clawbacks should be used in order to better align long-term incentives of executive directors with the interests of the shareholders.

RCM also:

•	Votes against retirement benefits for non-executive directors.

•	Believes that severance pay should not exceed one year’s fixed salary or two years if the executive is dismissed during his first term of office.

2.2	Employee Remuneration

Remuneration structures and frameworks for the employees should reinforce the corporate culture and foster above-average performance.

Performance measurement for staff remuneration should incorporate risk considerations to ensure that there are no rewards for taking inappropriate risks at the expense of the company and its shareholders.

RCM will consider voting against stock purchase plans with discounts exceeding 15%. RCM will also vote against share issues to employees which appear to excessively dilute existing shareholder capital.

Section 3: Audit

3.1	Role of Audit

RCM recognizes the critical importance of financial statements which provide a complete and precise picture of a company’s financial status.

RCM would generally support the audit committee to scrutinize auditor fees and the independence of the audit function.

3.2	Role of Audit Committee

RCM believes that the most important responsibilities of the Audit Committee are:

•	Assuring itself and shareholders of the quality of the audit carried out by the auditors as well as reviewing and monitoring their independence and objectivity.

•	Approval of the remuneration and terms of engagement of external auditors.

•	Reviewing and monitoring key auditing and accounting decisions.

•	Making recommendations to the board for consideration and acceptance by shareholders, in relation to the appointment, reappointment and, if necessary, the removal of the external auditors.

The board should disclose and explain the main role and responsibilities of the audit committee and the process by which the audit committee reviews and monitors the independence of the external auditors.

3.3	Independence of Auditors

RCM believes that annual audits should be carried out by an independent, external audit firm. The audit committee should have ongoing dialogue with the external audit firm without presence of management. Any resignation of an auditor as well as the reasons for such resignation should be publicly disclosed.

Fees paid for consulting and other services should not exceed fees paid for auditing services.

3.4	Remuneration of Auditors

Companies should be encouraged to delineate clearly between audit and non-audit fees. The breakdown of the fees should be disclosed.

Audit committees should keep under review the non-audit fees paid to the auditor and in relation to the company’s total expenditure on consultancy. Audit fees should never be excessive.

Section 4: Risk Management and Internal Control

4.1	Role of Risk Management

RCM believes that boards with high standards of corporate governance will be better able to make sound strategic decisions and to oversee the approach to risk management. Boards need to understand and ensure that proper risk management is put in place for all material and relevant risks that the company faces.

4.2	Risk Management Process

The board has the responsibility to ensure that the company has implemented an effective and dynamic ongoing process to identify risks, measure their potential outcomes, and proactively manage those risks to the extent appropriate.

The Chief Risk Officer should be a member of the main Board.

4.3	Risk Management Documentation

Companies should maintain a documented risk management plan. The board should approve the risk management plan, which it is then the responsibility of management to implement. Risk identification should adopt a broad approach and not be limited to financial reporting; this will require consideration of relevant financial, operational and reputational risks.

RCM in general supports proposals which require the board to conduct a review of the effectiveness of the company’s risk management and internal control systems and the risk management plan at least annually.

4.4	Risk Committee

RCM strongly supports the establishment of a risk committee responsible for supervision of risks within the company. If necessary the board or the risk committee should seek independent external support to supplement internal resources.

Section 5: Sustainability Issues

RCM customarily reviews shareholder proposals concerning sustainability issues. Consideration should be given to the circumstances of a particular environment, social, governance or ethical issue and whether this may have financial consequences, either directly or indirectly for the company.

In these cases, RCM would consider:

•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	what other companies have done in response to the issue in question.

RCM generally supports proposals that encourage increased transparency on forward-looking and strategy-related sustainability issues deemed material to the financial performance of the company.

RCM can leverage its dedicated Sustainability Research team to formulate coherent and insightful opinions reflecting best practice for all industries globally, guided by national and international law and voluntary codes of good practice developed by authoritative bodies.

As a signatory to the UN Principles for Responsible Investment (UN PRI), RCM is committed where appropriate, to actively implementing the principles into its voting activities.

Section 6: Capital Structure and Corporate Finance Issues

6.1	Capital Increases

6.1.1	Increase in Authorised Common Stock

RCM in general considers acceptable capital increases for purposes which aim to increase shareholder value in the long term. Any capital increase should take into consideration appropriate levels of dilution.

RCM regards the protection of minority and existing shareholders as a fundamental task for companies, and generally favours pre-emptive rights – i.e. for any new issue of shares to be first offered to existing shareholders. For companies in markets which have conditional capital systems (e.g. Germany, South Africa, etc.) RCM will in general support non-specific capital increases (i.e. not tied to any particular transaction) with pre-emptive rights to a maximum of 100% of the current authorised capital. Capital increases without pre-emptive rights will in general be accepted to a maximum of 20% of the current authorised capital. Only in exceptional circumstances will RCM consider voting for higher ceilings.

However, given wide variations of local market practices, RCM will support lower ceilings in markets where they are industry standard (e.g. in the UK, where NAPF guidelines stipulate an amount for share issuances with pre-emptive rights no more than 33% of the current issued share capital that could be used under the general issuance and no more than an additional 33% pursuant to a rights issue, and for share issuances without preemptive rights up to a maximum of 5% of the current issued share capital).

An issuance period for a capital increase is favoured to be limited to a reasonable amount of time in line with local market practice, but normally not longer than 18 months.

For companies in markets which have authorized capital systems (e.g. US, Brazil, etc.), RCM will in general support proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

6.1.2	Issuance or Increase of Preferred Stock

RCM generally votes against issuance of securities conferring special rights conflicting with the principle of “one share, one vote” (e.g. preferred shares).

RCM will in general support the issuance or the increase of preferred stock if its conditions are clearly defined (in terms of voting, dividend and conversion possibility, as well as other rights and terms associated with the stock) and are considered reasonable with a view of the overall capital structure of the firm, as well as with previously issued preferred stock.

RCM will in this respect also consider the impact of issuance/increase of preferred stock on the current and future rights of common shareholders.

RCM will generally oppose “blank check” preferred stock where the conditions are left at the discretion of the board, in particular when no clear statement is provided by the board that the preferred stock will not be used to prevent a takeover. RCM will only approve preferred stock deemed reasonable in light of the overall capital structure of the company, as well as previously issued preferred stock.

6.2	Issuance of Debt

RCM is in favour of proposals that enhance a company’s long-term prospects and do not result in the company reaching unacceptable levels of financial leverage. RCM is in favour that shareholders should be consulted on the significant issuance of debt and the raising of borrowing limits.

When convertible debt is to be issued, RCM will analyse such a proposal also in light of its criteria to approve issuance of common shares.

6.3	Issues Related to Mergers, Takeovers and Restructurings

6.3.1	General Criteria for Mergers and Restructurings

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. RCM expects companies to provide sufficient information to be able to evaluate the merits of such transactions considering various factors such as valuation, strategic rationale, conflicts of interest and corporate governance. RCM expects significant changes in the structure of a company to be approved by the shareholders

RCM may support a merger or restructuring where the transaction appears to offer fair value and the shareholders presumably cannot realise greater value through other means, where equal treatment of all shareholders is ensured and where the corporate governance profile is not significantly altered for the worse.

6.3.2	Poison Pill Plans

In general, RCM will not support Poison Pill plans and similar anti-takeover measures. RCM is clearly in favour of putting all poison pill plans to shareholder vote.

6.3.3	Anti-Greenmail Provisions

Greenmail is the practise of buying shares owned by a corporate raider back at a premium to the market price.

RCM will generally support anti-greenmail provisions that do not include other anti-takeover provisions. RCM believe that paying greenmail in favour of a corporate raider discriminates against other shareholders.

6.3.4	Fair Price Provisions

RCM will generally favour fair price provisions that protect minority shareholders and that are not merely designed for the purpose of imposing barriers to transactions.

RCM will vote against “standard fair price provisions” that are from RCM’s view marginally favourable to the remaining disinterested shareholders.

RCM will vote against fair price provisions if the shareholder vote requirement imbedded in the provision is greater than a majority of disinterested shares.

RCM will vote for shareholder proposals to lower the shareholder vote requirement embedded in existing fair price provisions.

6.3.5	Control Share Acquisition and Cash-Out Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

RCM will support proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. RCM will oppose proposals to amend the charter to include control share acquisition provisions. RCM will support proposals to restore voting rights to the control shares.

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

RCM will generally support proposals to opt out of control share cash-out statutes.

6.3.6	Going Private/Going Dark Transactions

RCM will vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non completion risk.

RCM will vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

- Are all shareholders able to participate in the transaction?

- Will there be a liquid market for remaining shareholders following the transaction?

- Does the company have strong corporate governance?

- Will insiders reap the gains of control following the proposed transaction?

- Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

6.3.7	Joint Ventures

When voting on proposals to form joint ventures, RCM will consider the following factors:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

6.3.8	Liquidations

RCM will consider liquidations on a case-by-case basis, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

RCM will support the liquidation if the company will file for bankruptcy if the proposal is not approved.

6.3.9	Special Purpose Acquisition Corporations (SPACs)

RCM will consider SPAC mergers and acquisitions on a case-by-case basis taking into account the following:

•	Valuation — Is the value being paid by the SPAC reasonable?

•	Market reaction — How has the market responded to the proposed deal?

•	Deal timing — A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated.

•	Negotiations and process — What was the process undertaken to identify potential target companies within specified industry or location specified in charter?

•

Conflicts of interest — How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC).

•	Voting agreements — Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?

6.4	Other Corporate Finance Issues

6.4.1	Stock Splits and Reverse Stock Splits

In general RCM will support stock splits.

Regarding reverse stock splits, RCM will support them in case their purpose is to fulfil a minimum stock exchange listing requirement.

6.4.2	Share Repurchase Programs

RCM will approve share repurchase programs when they are in the best interest of the shareholders, when all shareholders can participate on equal terms in the buyback program and where RCM agrees that the company cannot use the cash in a more useful way.

RCM will also view such programs in conjunction with the company’s dividend policy.

6.4.3	Dividend Policy

RCM believes that the proposed dividend payments should be disclosed in advance to shareholders and be put to a vote.

6.4.4	Creating Classes with Different Voting Rights/Dual-Voting Share Class Structures

RCM will in general support the principle “one-share, one-vote” as unequal voting rights allow for voting power to potentially be concentrated in the hands of a limited number of shareholders.

Therefore, RCM will normally favour a conversion to a “one-share, one-vote” capital structure and will in principle not support the introduction of multiple-class capital structures or the creation of new or additional super-voting shares.

6.4.5	Conversion of Securities

RCM will vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

RCM will support the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

6.4.6	Private Placements/Warrants/Convertible Debentures

RCM will consider proposals regarding private placements, warrants, and convertible debentures on a case-by-case basis, taking into consideration:

•	Dilution to existing shareholders’ position;.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy);

•

Financial issues (the company’s financial condition, degree of need for capital, use of proceeds, effect of the financing on the company’s cost of capital, current and proposed cash burn rate, going concern viability, and the state of the capital and credit markets);

•	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives;

•

Control issues (potential change in management/board seats, change in control, standstill provisions, voting agreements, veto power over certain corporate actions, and minority versus majority ownership and corresponding minority discount or majority control premium);

•

Conflicts of interest (as viewed from the perspective of the company and the investor), considering whether the terms of the transaction were negotiated at arm’s length, and whether managerial incentives are aligned with shareholder interests;

•	Market reaction — How has the market responded to the proposed deal?

RCM will support the private placement or the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Section 7: Other Issues

7.1	General Issues regarding Voting

7.1.1	Bundled Proposals

RCM in general favours voting on individual issues and therefore votes against bundled resolutions.

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously.

7.1.2	“Other Business” Proposals

RCM in general opposes “Other Business” proposals unless there is full and clear information about the exact nature of the business to be voted on.

7.1.3	Simple Majority Voting/Elimination of Supermajority

RCM in general supports simple majority voting and the elimination of supermajority. In certain cases, RCM may consider favouring supermajority in cases where it protects minority shareholders from dominant large shareholders.

7.2	Miscellaneous

7.2.1	Re-domiciliation

RCM will oppose re-domiciliation if the reason is to take advantage of a protective status and if the change will incur a significant loss of shareholder power.

7.2.2	Shareholder Right to Call Special Meeting/Act by Written Consent

RCM believes that companies should enable holders of a specified portion of its outstanding shares or a specified number of shareholders to call a meeting of shareholders for the purpose of transacting the legitimate business of the company. While it is appropriate to limit abuses, these hurdles should nevertheless be low enough to enable appropriate accountability of the company to its shareholders. Shareholders should be enabled to work together to make such a proposal.

7.2.3	Disclosure and Transparency

RCM believes that companies should apply high standards of disclosure and transparency. In this regards, RCM shows a preference for:

•	at least half-year or full-year reports;

•	adherence to consistent internationally accepted financial standards;

•	availability of financial information and investor communication in a Business English translation;

•	personal accessibility and availability of top management for investors;

•	preparation of two reports (simplified and detailed versions) in at least two commonly used languages;

•	a guide to reading financial statements and clear explanations of proposed resolutions;

•	publication of documents on the Internet;

•	mandatory presence of directors at general meetings;

•	video link for shareholders not physically present;

•	adoption of electronic voting;

•	standardisation of voting forms.

7.2.4	Proposals to Adjourn Meeting

RCM will generally oppose proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

However, RCM will support proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.

7.2.5	Amend Bylaws without Shareholder Consent

Providing the board with the sole ability to amend a company’s bylaws could serve as an entrenchment mechanism and could limit shareholder rights. As such, RCM will oppose proposals giving the board exclusive authority to amend the bylaws. However, RCM will support proposals giving the board the ability to amend the bylaws in addition to shareholders.

7.2.6	Routine Agenda Items

Many routine proposals are operational issues of a non-controversial nature. The list of operational issues includes, but is not limited to: changing date, time, or location of the annual meeting; amending quorum requirements; amending minor bylaws; approving financial results, director reports, and auditor reports; approving allocation of income; changing the company’s fiscal term; and lowering disclosure threshold for stock ownership.

While these proposals are considered to be routine, they are not inconsequential. Fiduciaries remain charged with casting their votes, so these proposals must be evaluated on a case-by-case basis, taking into account shareholders’ rights and the potential economic benefits that would be derived from implementation of the proposal.

7.2.7	Succession Planning

All companies should have succession planning policies and succession plans in place, and boards should periodically review and update them. Guidelines for disclosure of a company’s succession planning process should balance the board’s interest in keeping business strategies confidential with shareholders’ interests in ensuring that the board is performing its planning duties adequately.

RCM will generally support proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

SCOTIA INSTITUTIONAL ASSET MANAGEMENT US, LTD.

PROXY VOTING GUIDELINES

Scotia Institutional Asset Management US, Ltd. (“Scotia”), in its capacity as an investment advisor, provides investment management and administrative services to investment companies, trusts, estates, individuals, pension plans and corporations (collectively the “Funds”).

Scotia is a subsidiary of the Bank of Nova Scotia (“BNS”). BNS is a financial services company which provides a broad range of financial products and services to individuals, institutions and corporations through a number of operating subsidiaries including Scotia.

The purpose of this document is to outline the general guidelines used by Scotia for voting proxies received from companies held in Funds managed by Scotia.

Subject to compliance with the provisions from time to time of applicable securities and corporate legislation, rules, regulations and policies, Scotia, in its capacity as investment advisor, acting on each Fund’s behalf, has the right and obligation to vote proxies relating to the issuers of each Fund’s portfolio securities. In certain circumstances, Scotia may delegate this function to the Fund’s portfolio advisor or sub-advisor as part of such advisor’s discretionary authority to manage the Fund’s assets. In all cases, Scotia, or the portfolio advisor or the sub-advisor, voting proxies on behalf of a Fund must do so in a manner consistent with the best interests of the Fund and its securityholders. The proxy voting guidelines described below form an important part of Scotia fiduciary duty to maximize the long-term value of each Fund for the benefit of its securityholders. While the Scotia proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances, and retain the right to vote proxies as deemed appropriate.

Our fundamental policy is that Scotia will vote with management of an issuer on routine business matters, otherwise a Fund will not own or maintain a position in the security of that issuer. Examples of routine business applicable to an issuer are voting on the size, nomination and election of the board of directors as well as the appointment of auditors. All other matters that are special or non-routine are assessed on a case-by-case basis with a focus on the potential impact of the vote on the value of the particular investment of the Fund.

Special or non-routine matters are brought to the attention of the portfolio manager(s) of the applicable Fund, and, after assessment, the portfolio manager(s) will direct that such matters be voted in a way that he or she believes will better protect or enhance the value of the investment for the Fund. Without limiting the generality of the foregoing, examples of non-routine business that require assessment on a case-by-case basis before voting the proxies of the issuer are: stock-based compensation plans, executive severance compensation arrangements, shareholders rights plans, corporate restructuring plans, going private transactions in connection with leveraged buyouts, lock-up arrangements, crown jewel defenses, supermajority approval proposals, stakeholder or shareholder proposals etc. The portfolio managers have responsibility for exercising all proxy votes and in doing so, for acting in the best interest of the Fund and its securityholders.

Scotia fundamental policy to vote proxies on behalf of a Fund in a manner consistent with the best interests of the Fund and its securityholders will always guide any proxy voting decision. If Scotia, on behalf of a Fund, votes against management of an issuer on any particular proposal, whether routine or non-routine, and the Fund continues to own the security of such issuer, documentation of that vote is required along with an explanation to be kept on file. In situations where a portfolio manager decides to vote securities held in his or her Fund differently from another portfolio manager(s) who holds the same security on behalf of another Fund, rationale for the differing vote is documented and kept on file. Factors such as an individual Fund’s investment objectives and strategies may lead to different judgments and conclusions by different portfolio managers about the expected impact of proxy proposals. On occasion, a portfolio manager may abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting the proxy of that issuer is outweighed by the cost. Such instances require that a detailed explanation be kept on file. All such documentation will be submitted to the Portfolio Administrator for filing and record keeping.

Scotia will not vote proxies received for issuers of securities that are no longer held in a Fund. Scotia, on behalf of a Fund, will not vote any of the securities a Fund holds in any of its affiliates or associates. However, Scotia, in its sole discretion, may arrange for securityholders of a Fund to vote their share of those securities.

Where Scotia provides sub advisory investment management services to a registered investment company, Scotia will work with the fund’s manager to identify the proxy reports the Fund’s board requires, as well as the frequency of those reports. Scotia will also work with the fund manager to assist in facilitating all required regulatory reporting surrounding proxy voting.

As noted above, Scotia is a subsidiary of BNS. Some of the Funds may hold common shares of BNS or other related entities. There is the potential for a conflict of interest between the interests of the Funds and the interests of Scotia or its employees in connection with the exercise of voting rights of the Funds attached to the BNS shares. There is also the potential for a conflict of interest in connection with the exercise of the Funds’ voting rights attached to the shares of another issuer, where the outcome of the vote may directly impact the price of BNS shares. To the extent that a portfolio manager has any conflict of interest with respect to a company or a matter presented in a proxy proposal, that portfolio manager is required to report to the Legal and Compliance department any such conflicts of interest. In addition, any new conflict of interest situations must also be referred to the Legal & Compliance department.

In order to balance the interests of the Funds in exercising proxies with the desire to avoid the perception of a conflict of interest, Scotia has instituted procedures to help ensure that a Fund’s proxy is voted:

•	in accordance with the business judgment of the portfolio manager, uninfluenced by considerations other than the best interests of the Fund; and

•	free from any influence by BNS and without taking into account any consideration relevant to BNS or any of its associates or affiliates.

Scotia will maintain records relating to a Fund’s proxy voting activity. These will include a record of all proxies received; a record of votes cast; a copy of the reasons for voting against management; a copy of reasons for a portfolio manager voting differently from another portfolio manager; and a copy of any documents prepared by Scotia that were material to making a decision on how to vote, or that memorialized the basis for a decision.

It is the responsibility of the Director & Head Compliance & Investment Counsel to amend this document when necessary to reflect changes at Scotia and changes in applicable laws and regulatory requirements. At a minimum, the document will be reviewed on an annual basis to determine any necessary amendments.

Inquiries should be directed to the Legal and Compliance Department, 29th Floor, 1 Adelaide Street East, Tusonto Ontario, M5C2V9.

SSgA FUNDS MANAGEMENT, INC.

PROXY VOTING POLICY

March 2012

Introduction

SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).

Proxy Voting Procedure

Oversight

The SSgA FM Corporate Governance Team is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

6)	documents the reason(s) for voting for all non-routine items; and

7)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.

Proxy Voting Process

SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analysis relating to general corporate governance issues and specific proxy items.

On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:

(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interest of our clients (i.e., to maximize the economic value of our clients’ securities).

Conflict of Interest

From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, SSgA has determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

Engagement

SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which helps protect shareholder value.

The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services. The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.

Nature and Form of Engagement

SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:

Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face-to-face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long-term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long-term shareholder value from excessive risk due to governance related risks.

SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.

When Does SSgA FM Engage Issuers?

SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.

Voting and Engagement

SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.

Developed and Non-Developed Markets

SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.

Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure and shareholder rights.

Summary of Proxy Voting Guidelines

Directors and Boards

The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.

The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, SSgA FM routinely discusses the importance of the board with issuers.

SSgA FM believes the quality of a board is a measure of director independence and company governance practices. In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests.

Accounting and Audit Related Issues

SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

SSgA FM believes the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, SSgA FM believes the audit committee should approve audit and non-audit services performed by outside audit firms.

Capital Structure, Reorganization and Mergers

Though SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, SSgA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.

General/Routine

Although SSgA FM does not seek involvement in the day-to-day operations of an organization, SSgA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSgA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Environmental and Social Issues

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

International Statement

SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. SSgA will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.

SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

SSgA FM Proxy Voting Guidelines

State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which it has discretionary authority in the best interests SSgA FM clients. This means that SSgA FM will make voting decisions in the manner SSgA believes will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, SSgA FM votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).

I.	DIRECTOR RELATED ITEMS

Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.

Director Elections

SSgA’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSgA considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights

•	Board independence

•	Board structure

If a company demonstrates appropriate governance practices, SSgA believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, SSgA will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSgA believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor,

•	Does the nominee provides professional services to the issuer,

•	Has the nominee attended an appropriate number of board meetings, or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSgA will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSgA may withhold votes based on the following:

•	CEOs of public companies who sit on more than three public company boards.

•	Nominees who sit on more than six public company boards.

•

SSgA may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA will withhold votes from directors who appear to have been remiss in their duties.

Director Related Proposals

SSgA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.

Majority Voting

SSgA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSgA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSgA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.

Proxy Access

SSgA will consider proposals relating to Proxy Access on a case-by-case basis:

SSgA will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSgA FM will vote against limits to tenure.

Approve Remuneration of Directors

Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.

Confidential Voting

SSgA FM will support confidential voting.

Board Size

SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

II.	AUDIT RELATED ITEMS

Ratifying Auditors and Approving Auditor Compensation

SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.*

Accept Financial Statements Consolidated Financial Statements and Statutory Reports

It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.

III.	CAPITAL STRUCTURE

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.

When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Preemptive Rights and Non-Preemptive Rights

In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).

For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.

Unequal Voting Rights

SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Dividends and Share Repurchase Programs

SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.

Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV.	MERGERS AND ACQUISITIONS

Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value

SSgA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price

V.	ANTI-TAKEOVER MEASURES

Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSgA will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their by-laws if:

-	The company also does not allow shareholders to act by written consent, OR

-	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSgA will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their by-laws if:

-	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSgA will vote for management proposals related to special meetings.

Written Consent

SSgA will vote for shareholder proposals on written consent at companies if:

-	The company does not have provisions in their by-laws giving shareholders the right to call for a special meeting, OR

-	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares, AND

-	The company has a poor governance profile.

SSgA will vote management proposals on written consent on a case-by-case basis.

Super-Majority

SSgA FM will generally vote against amendments to by-laws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

VI.	REMUNERATION

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

SSgA FM supports an annual advisory vote on executive compensation.

Approve Remuneration Report

SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.

If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.

Employee Equity Award Plans

SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSgA reviews that number in light of certain factors, including the industry of the issuer.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible

•	The period of time covered by the plan

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).

Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.

Employee Stock Option Plans

SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.

Compensation Related Items

SSgA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

SSgA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors

VII.	MISCELLANEOUS/ROUTINE ITEMS

SSgA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting

•	Exclusive forum provisions

SSgA FM generally does not support the following miscellaneous/routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

VIII.	ENVIRONMENTAL AND SOCIAL ISSUES

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.

Record Keeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)	a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations.    It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations.    One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee.    T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group.    The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator.    The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst.    Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts — Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan — The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan;

however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, the Proxy Committee conducts a post-vote review of all proxy votes that are inconsistent with the guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

WELLINGTON MANAGEMENT COMPANY, LLP

GLOBAL PROXY POLICY AND PROCEDURES

Introduction	Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are incorporated by reference to these Global Proxy Policy and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policy	As a matter of policy, Wellington Management:

1	Takes responsibility for voting client proxies only upon a client’s written request.

2	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3	Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4	Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8	Provides all clients, upon request, with copies of these Global Proxy Policy and Procedures, the Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9	Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight	Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policy and Procedures and the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal and Compliance Group monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Research Services Group. In addition, the Global Research Services Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policy.

General Proxy Voting	Authorization to Vote

Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington

Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

• Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Research Services Group and voted in accordance with the Guidelines.

• Issues identified as “case-by-case” in the Guidelines are further reviewed by the Global Research Services Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

• Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Global Research Services Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate

Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations	In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information	Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policy and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: July 8, 2009

WELLINGTON MANAGEMENT COMPANY, LLP

GLOBAL PROXY VOTING GUIDELINES

Introduction	Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines	Composition and Role of the Board of Directors

•       Election of Directors:

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Case-by-Case

	• Classify Board of Directors: We will also vote in favor of shareholder proposals seeking to declassify boards.	Against

	• Adopt Director Tenure/Retirement Age (SP):	Against

•       Adopt Director & Officer Indemnification:

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

For

	• Allow Special Interest Representation to Board (SP):	Against

•       Require Board Independence:

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

For

•       Require Key Board Committees to be Independent. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

For

	• Require a Separation of Chair and CEO or Require a Lead Director (SP): We will generally support management proposals to separate the Chair and CEO or establish a Lead Director.	Case-by-Case

	• Approve Directors’ Fees:	For

	• Approve Bonuses for Retiring Directors:	Case-by-Case

	• Elect Supervisory Board/Corporate Assembly:	For

	• Elect/Establish Board Committee:	For

•       Adopt Shareholder Access/Majority Vote on Election of Directors (SP):

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Case-by-Case

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

• Adopt/Amend Stock Option Plans:	Case-by-Case

• Adopt/Amend Employee Stock Purchase Plans:	For

• Approve/Amend Bonus Plans:	Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162(m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

• Approve Remuneration Policy:	Case-by-Case

• To approve compensation packages for named executive Officers:	Case-by-Case

• To determine whether the compensation vote will occur every 1, 2 or 3 years:	1 Year

• Exchange Underwater Options: We may support value-neutral exchanges in which senior management is ineligible to participate.	Case-by-Case

•       Eliminate or Limit Severance Agreements (Golden Parachutes):

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Case-by-Case

• To approve golden parachute arrangements in connection with certain corporate transactions:	Case-by-Case

•       Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Case-by-Case

• Expense Future Stock Options (SP):	For

• Shareholder Approval of All Stock Option Plans (SP):	For

• Disclose All Executive Compensation (SP):	For

Reporting of Results

• Approve Financial Statements:	For

• Set Dividends and Allocate Profits:	For

• Limit Non-Audit Services Provided by Auditors (SP):	Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•       Ratify Selection of Auditors and Set Their Fees:

We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Case-by-Case

• Elect Statutory Auditors:	Case-by-Case

• Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

• Adopt Cumulative Voting (SP):	Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

• Shareholder Rights Plans	Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

– We generally support plans that include:

– Shareholder approval requirement

– Sunset provision

– Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

• Authorize Blank Check Preferred Stock: We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.	Case-by-Case

• Eliminate Right to Call a Special Meeting:	Against

• Establish Right to Call a Special Meeting or Lower Ownership Threshold to Call a Special Meeting (SP):	Case-by-Case

• Increase Supermajority Vote Requirement: We likely will support shareholder and management proposals to remove existing supermajority vote requirements.	Against

• Adopt Anti-Greenmail Provision:	For

•       Adopt Confidential Voting (SP):

         We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Case-by-Case

• Remove Right to Act by Written Consent:	Against

Capital Structure

•       Increase Authorized Common Stock:

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

Case-by-Case

• Approve Merger or Acquisition:	Case-by-Case

• Approve Technical Amendments to Charter:	Case-by-Case

• Opt Out of State Takeover Statutes:	For

• Authorize Share Repurchase:	For

• Authorize Trade in Company Stock:	For

• Approve Stock Splits: We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.	Case-by-Case

• Approve Recapitalization/Restructuring:	Case-by-Case

• Issue Stock with or without Preemptive Rights:	Case-by-Case

• Issue Debt Instruments:	Case-by-Case

Environmental and Social Issues
We expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis.

• Disclose Political and PAC Gifts (SP):	Case-by-Case

• Report on Sustainability (SP):	Case-by-Case

Miscellaneous

• Approve Other Business:	Against

• Approve Reincorporation:	Case-by-Case

• Approve Third-Party Transactions:	Case-by-Case

Dated: March 8, 2012

Westfield Capital Management Company, L.P.

Proxy Voting Policy

Revised March 2012

Introduction

Westfield Capital Management Company, L.P. (“Westfield”) will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and we seek to vote all proxies in the best interests of our clients as investors. We also recognize that the voting of proxies with respect to securities held in managed accounts is an investment responsibility having economic value.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. Our authority to vote proxies for our clients is established by the investment advisory contract with each client or comparable documents. Clients can contact their Marketing representative or our Compliance Department (wcmcompliance@wcmgmt.com) for a report of how their account’s securities were voted if Westfield has voting authority.

Oversight of Proxy Voting Function

Westfield’s proxy voting function is managed by the firm’s Compliance team. Westfield has engaged a third party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with the proxy voting function. Westfield’s Compliance Associate (the “Associate”), is responsible for handling the day-to-day items that may arise from voting proxy ballots. These items include, but are not limited to:

1.	overseeing the vendor; this includes performing periodic audits of the proxy votes and the vendor’s reconciliation efforts, as well as tracking missing ballots;

2.	ensuring required proxy records are retained according to applicable rules and regulations and internal policy;

3.	preparing and distributing proxy reports for internal and external requests;

4.	reviewing proxy policy and voting guidelines at least annually;

5.	identifying and reporting any conflicts of interest to the other members of the Compliance team and if necessary to the Operating and Risk Management Committee; and

6.	conducting vendor due diligence annually.

Proxy Voting Guidelines

Westfield will utilize the ISS Proxy Voting Guidelines. We believe these guidelines have been developed in the best interest of shareholders. Therefore, Westfield will typically not accept client direction on proxy votes, nor will we notify clients of material proxy proposals prior to voting. Clients, however, may contact Westfield to inquire how a particular proposal will be voted.

Clients who have designated proxy voting authority to Westfield may choose to vote in accordance with the vendor’s standard guidelines (Exhibit A), the vendor’s Taft-Hartley guidelines which are in full conformity with the AFL-CIO Proxy Voting Guidelines (Exhibit B), or the vendor’s Socially Responsible Guidelines (Exhibit C). Clients who do not designate a specific set of voting guidelines will be assigned the standard guidelines (Exhibit A).

As a general policy, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if we believe a response will benefit our clients or a response is requested from the Westfield security analyst.

Proxy Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use our best efforts in obtaining any missing ballots; however, we vote only those proxy ballots our vendor has received. For any missing ballots, the vendor will contact custodians to locate such missing ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. The Associate monitors this process and conducts periodic reviews of the vendor to ensure votes are cast in-line with the established guidelines.

Westfield will vote all proxies in accordance with the guidelines, with the following exceptions:

1.	Provided that Westfield is a current holder, all contentious issues, especially special meeting agendas or contested meetings will be referred to the Westfield security analyst or portfolio manager who covers the security (the “analyst” or “manager”). Similarly, if Westfield is a current holder and is among the Top 10 shareholders (based on the vendor’s published research papers), the Associate will confirm the recommended votes with the analyst or manager. If an override to the guidelines is proposed, the analyst or manager will provide rationale on such decision. If the security is sold to zero before the date of the meeting, votes will be cast in accordance with the client’s selected policy.

2.	At any time, if an analyst or manager believes that following the guidelines in any specific case would not be in the clients’ best interests, he/she may request to override the guidelines. The request must be in writing and shall include an explanation of the rationale for doing so.

Westfield will not override any of the voting positions in either the Taft-Hartley/AFL-CIO Guidelines or Socially Responsible Investing Guidelines (“SRI”); thus, the preceding exceptions will not apply to voting guidelines set forth in the Taft-Hartley/AFL-CIO or SRI policies.

Conflicts of Interest

Working with Westfield’s Operating & Risk Management Committee, the Compliance team is responsible for monitoring the potential conflicts of interest that could arise when voting proxy ballots on behalf of our clients. Since our business is solely focused on providing investment advisory services, it is unlikely that a conflict will arise in connection with proxy voting. Additionally, per Westfield’s Code of Ethics, all employees are required to avoid situations where potential conflicts may exist. However, Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. To help us identify potential conflicts, Westfield will review many factors, including whether the issuer is a client or a vendor with a material relationship with Westfield. If an actual conflict of interest is identified, it is reviewed by the Compliance team. If Compliance determines that the conflict is material in nature, the conflict may be addressed with the Operating & Risk Management Committee and the analyst or portfolio manager. Rationale for the resolution is documented, typically via email.

Proxy Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up. The reports will contain at least the following information:

•	company name
•	meeting agenda
•	how the account voted on each agenda item
•	whether the account vote was in-line or against management recommendation
•	rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by Westfield or the proxy vendor:

1.	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for the past five years;

2.	electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

3.	records of each vote cast for each client;

4.	documents created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

5.	written reports to clients on proxy voting and all client requests for information and Westfield’s response;

6.	disclosure documentation to clients on how they may obtain information on how we voted their securities.

PART C

OTHER INFORMATION

Item 15.	Indemnification

Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws.

Article VII, Section 2 of the Declaration of Trust of EQ Advisors Trust (“Trust”) states, in relevant part, that a “Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee, or agent of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise to the extent and in the manner provided in the By-Laws.” Article VII, Section 4 of the Trust’s Declaration of Trust further states, in relevant part, that the “Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust.”

Article VI, Section 2 of the Trust’s By-Laws states, in relevant part, that “[s]ubject to the exceptions and limitations contained in Section 3 of this Article VI, every [Trustee, officer, employee or other agent of the Trust] shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.” Article VI, Section 3 of the Trust’s By-Laws further states, in relevant part, that “[n]o indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust]: (a) who shall have been adjudicated, by the court or other body before which the proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or (b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such [Trustee, officer, employee or other agent of the Trust] was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such [Trustee, officer, employee or other agent of the Trust] did not engage in disabling conduct: (i) by the court or other body before which the proceeding was brought; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust] with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the [Trustee, officer, employee or other agent of the Trust] was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such [Trustee, officer, employee or other agent of the Trust] has been charged.” Article VI, Section 4 of the Trust’s By-Laws also states that the “rights of indemnification herein provided (i) may be insured against by policies maintained by the Trust on behalf of any [Trustee, officer, employee or other agent of the Trust], (ii) shall be severable, (iii) shall not be exclusive of or affect any other rights to which any [Trustee, officer, employee or other agent of the Trust] may now or hereafter be entitled and (iv) shall inure to the benefit of [such party’s] heirs, executors and administrators.”
Registrant’s Investment Management Agreements state:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5(a) and 5(b) of the Registrant’s Investment Advisory Agreements generally state:

5.	LIABILITY AND INDEMNIFICATION

(a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to the services provided to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnities may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees for use therein.

Section 14 of the Registrant’s Distribution Agreements states:

The Trust shall indemnify and hold harmless [the Distributor] from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which [the Distributor] may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by [the Distributor].

[The Distributor] will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust, its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of [the Distributor] in its capacity as a principal underwriter of the Trust’s Class [IA, IB and/or K] shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that [the Distributor] shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Section 6 of the Registrant’s Mutual Funds Service Agreement states:

(a) FMG LLC shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on FMG LLC’s part (or on the part of any third party to whom FMG LLC has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by FMG LLC (or by such third party) of its obligations and duties under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party) or, subject to Section 10 below, FMG LLC’s (or such third party) refusal or failure to comply with the terms of this Agreement (in the case of FMG LLC) or an agreement with FMG LLC (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of FMG LLC) or under an agreement with FMG LLC (in the case of such third party). In no event shall FMG LLC (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if FMG LLC (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that FMG LLC may be held liable pursuant to Section 6(a) above, FMG LLC shall not be responsible for, and the Trust shall indemnify and hold FMG LLC harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities including, but not limited to, those arising out of or attributable to:

(i) any and all actions of FMG LLC or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by FMG LLC or its officers or agents of information, records, or documents which are received by FMG LLC or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by FMG LLC or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to FMG LLC by data services, including data services providing information in connection with any third party computer system licensed to FMG LLC, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom FMG LLC or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Portfolio, investment advisers, or Trust distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify FMG LLC pursuant to this Agreement.

Section 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

Article VIII of the Registrant’s Participation Agreement states:

8.1(a). AXA Equitable Life Insurance Company (for the purposes of this Article, “Equitable”) agrees to indemnify and hold harmless the Trust, each member of the Board, the Distributors, and the directors and officers and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Equitable), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or contained in the Equitable Contracts or sales literature for the Equitable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to Equitable by or on behalf of the Trust for use in the registration statement, prospectus, or Statement of Additional Information for the Equitable Contracts or in the Equitable Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust not supplied by Equitable or persons under its control) or wrongful conduct of Equitable or persons under its control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or Statement of Additional Information, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Trust by or on behalf of Equitable; or

(iv) arise as a result of any failure by Equitable to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by Equitable in this Agreement or arise out of or result from any other material breach of this Agreement by Equitable;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof…

8.2(a). Each of the Distributors agrees to indemnify and hold harmless Equitable, and the Trust and each of their directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributors), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust’s shares or the Equitable Contracts or interests in the Accounts and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus or Statement of Additional Information, or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributors or Trust by or on behalf of Equitable for use in the Registration Statement, prospectus, or Statement of Additional Information for the Trust, or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Equitable Contracts or Trust shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or Statement of Additional Information, or sales literature for the Equitable Contracts not supplied by the Distributors or persons under their control) or wrongful conduct of the Distributors or persons under their control, with respect to the sale or distribution of the Equitable Contracts or Trust shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or Statement of Additional Information or sales literature covering the Equitable Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Equitable by or on behalf of the Distributors or the Trust; or

(iv) arise as a result of any failure by the Distributors or the Trust to provide the services and furnish the materials required to be provided or furnished by the Distributors or the Trust under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification or other qualification requirements specified in Article VI of this Agreement); or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Distributors in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributors;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof…

8.3(a) The Trust agrees to indemnify and hold harmless Equitable and each of its directors and officers and each person, if any, who controls Equitable within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Trust and:

(i) arise as a result of any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof…

Article VII of the Registrant’s Second Amended and Restated Retirement Plan Participation Agreement states:

7.1. Indemnification By the Plan. Except as provided to the contrary in Section 7.4 or 7.5 hereof, AXA Equitable and the Plan shall jointly and severally indemnify and hold harmless the Trust, each member of the Board, the Distributor, the trustees, directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of AXA Equitable and the Plan), investigation of claims or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon:

(i) the failure (intentional or otherwise) of the Plan at any time to be or to continue to be a Qualified Plan…;

(ii) the sale or acquisition of the Class K shares of the Designated Portfolios and (1) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact made by AXA Equitable or the Plan or any person under its control or the omission or the alleged omission to state a material fact required to be stated or necessary to make such statements not misleading, unless such statement or omission or alleged statement or omission was made in reliance upon and in conformity with information furnished by the Trust or the Distributor to AXA Equitable or the Plan for use in connection with the sale or distribution of Class K shares of the Designated Portfolios; or (2) arise out of or as a result of warranties or representations (other than warranties or representations contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust not supplied by the Plan or persons under its control) or wrongful conduct of AXA Equitable or the Plan or any of such, with respect to the sale or distribution of Class K shares of the Designated Portfolios; or (3) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such a statement or omission was made in reliance upon information furnished to the Trust or the Distributor by AXA Equitable or the Plan or persons under their control; or

(iii) arise as a result of any failure by the Plan to provide the services or furnish the materials required to be provided or furnished by it under the terms of this Agreement; or

(iv) arise out of or result from any material breach of any representation and/or warranty made by AXA Equitable or the Plan in this Agreement or arise out of or result from any other material breach of this Agreement by AXA Equitable or the Plan.

7.2. Indemnification by the Distributor. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Distributor shall indemnify and hold harmless the Plan, its trustees, the Trust, the Board and their officers and each person, if any, who controls the Plan within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to, arise out of or are based upon

(i) the sale or acquisition of Class K shares of the Designated Portfolios by the Plan and (1) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by the Distributor to the Trust for use in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or otherwise for use in connection with the sale or acquisition of Class K shares of the Delegated Portfolios by the Plan; or (2) arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, any SEC Disclosure Materials or sales literature of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, but only if such statement or omission was made in reliance upon information furnished to the Plan or the Trust by the Distributor; or

(ii) any failure by the Distributor to provide the services and furnish the materials required to be provided or furnished by the Distributor under the terms of this Agreement; or

(iii) arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor.

7.3. Indemnification By the Trust. Except as provided to the contrary in Section 7.4 or 7.5 hereof, the Trust shall indemnify and hold harmless the Plan and each of its trustees and officers, the Distributor, the directors and officers thereof and each person, if any, who controls any such person within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust), investigation of claims or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to, arise out of or are based upon:

(i) any failure by the Trust to provide the services and furnish the materials required to be provided or furnished by it under the terms of this Agreement (including a failure to comply with the diversification and other qualification requirements specified in … this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust….

UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)(a)	Agreement and Declaration of Trust.[1]

(1)(b)(i)	Amended and Restated Agreement and Declaration of Trust.[2]

(1)(b)(ii)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust.[4]

(1)(b)(iii)	Amendment No. 2 to the Amended and Restated Agreement and Declaration of Trust.[6]

(1)(c)	Certificate of Trust.[1]

(1)(d)	Certificate of Amendment to the Certificate of Trust.[2]

(2)	By-Laws.[1]

(3)	None.

(4)(a)	Agreement and Plan of Reorganization and Termination between EQ Advisors Trust (the “Trust”) on behalf of the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio, each a series of the Trust and AXA Premier VIP Trust, on behalf of the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio, each a series of AXA Premier VIP Trust; filed as Appendix A to the Combined Proxy Statement and Prospectus set forth as Part A to this Registration Statement on Form N-14.

(4)(b)	Agreement and Plan of Reorganization and Termination between the Trust on behalf of the EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, and EQ/International Core PLUS Portfolio and AXA Premier VIP Trust on behalf of the Multimanager Large Cap Core Portfolio, Multimanager Large Cap Value Portfolio, and Multimanager International Equity Portfolio; filed as Appendix B to the Combined Proxy Statement and Prospectus set forth as Part A to this Registration Statement on Form N-14.

(5)	Provisions of instruments defining the rights of holders of the securities being registered are contained in the Registrant’s Amended and Restated Agreement and Declaration of Trust and By-Laws (Exhibits (1)(b)(i) and (2)).

(6)	Investment Advisory Contracts

(6)(a)	Investment Management Agreement dated as of May 1, 2011 between the Trust and AXA Equitable Funds Management Group, LLC (“FMG LLC” or “AXA FMG”). [25]

(6)(a)(i)	Amendment No. 1 effective as of August 1, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [25]

(6)(a)(ii)	Amendment No. 2 effective as of September 1, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [25]

(6)(a)(iii)	Amendment No. 3 effective as of October 1, 2011 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[27]

(6)(a)(iv)	Amendment No. 4 effective as of February 8, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[31]

(6)(a)(v)	Amendment No. 5 effective as of September 1, 2012 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [31]

(6)(a)(vi)	Amendment No. 6 effective as of May 1, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [34]

(6)(a)(vii)	Amendment No. 7 effective as of September 1, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [34]

(6)(a)(viii)	Amendment No. 8 effective as of October 21, 2013 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [34]

(6)(a)(ix)	Form of Amendment No. 9 effective as of , 2014 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC. [35]

(6)(a)(x)	Form of Amendment No. 10 effective as of , 2014 to the Investment Management Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[35]

(6)(b)	Investment Advisory Agreement between FMG LLC and Massachusetts Financial Services Company (doing business as MFS Investment Management) (“MFSIM”) dated as of May 1, 2011.[25]

(6)(b)(i)	Amendment No. 1 effective June 6, 2013, to the Investment Advisory Agreement between FMG LLC and MFSIM dated as of May 1, 2011.[35]

(6)(b)(ii)	Form of Amendment No. 2 effective as of , 2014, to the Investment Advisory Agreement between FMG LLC and MFSIM dated as of May 1, 2011. [35]

(6)(c)	Investment Advisory Agreement between FMG LLC and AllianceBernstein L.P. (“AllianceBernstein”) effective as of May 1, 2011. [25]

(6)(c)(i)	Amendment No. 1 effective as of September 1, 2011 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011. [27]

(6)(c)(ii)	Amendment No. 2 effective as of August 1, 2012 to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011.[31]

(6)(c)(iii)	Amendment No. 3 effective as of September 1, 2012, to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011.[31]

(6)(c)(iv)	Form of Amendment No. 4 effective as of , 2014, to the Investment Advisory Agreement between FMG LLC and AllianceBernstein effective as of May 1, 2011. [35]

(6)(d)	Investment Advisory Agreement between FMG LLC and Capital Guardian Trust Company (“Capital Guardian”) dated as of May 1, 2011. [25]

(6)(d)(i)	Amendment No. 1 effective as of June 24, 2013, to the Investment Advisory Agreement between FMG LLC and Capital Guardian dated as of May 1, 2011. [35]

(6)(e)	Investment Advisory Agreement between FMG LLC and BlackRock Investment Management LLC (“BlackRock Investment”) effective as of May 1, 2011 with respect to the Tactical Manager Portfolios.[25]

(6)(e)(i)	Amended and Restated Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of August 1, 2011 with respect to the Tactical Manager Portfolios.[28]

(6)(f)	Investment Advisory Agreement between FMG LLC and Institutional Capital, LLC (“ICAP”) dated as of May 1, 2011. [25]

(6)(g)	Investment Advisory Agreement between FMG LLC, Wentworth Hauser and Violich, Inc. (“Wentworth Hauser”) and Hirayama Investments, LLC (“Hirayama Investments”) dated as of May 1, 2011.[25]

(6)(h)	Amended and Restated Investment Advisory Agreement by and among FMG LLC, WHV Investment Management (“WHV”) (formerly known as Wentworth Hauser) and Hirayama Investments effective as of July 10, 2012.[31]

(6)(i)	Form of Investment Advisory Agreement between FMG LLC and ClearBridge Advisors LLC (“ClearBridge”) effective as of , 2014. [35]

(6)(j)	Form of Investment Advisory Agreement between FMG LLC and Scotia Institutional Asset Management US, Ltd. (“Scotia Institutional”) effective as of , 2014. [35]

(6)(k)	Investment Advisory Agreement between FMG LLC and Marsico Capital Management, LLC (“Marsico”) dated as of May 1, 2011. [25]

(6)(k)(i)	Form of Amendment No. 1 effective as of , 2014 to the Investment Advisory Agreement between FMG LLC and Marsico dated as of May 1, 2011. [35]

(6)(l)	Investment Advisory Agreement between FMG LLC and T. Rowe Price Associates, Inc. (“T. Rowe Price”) dated as of May 1, 2011. [25]

(6)(l)(i)	Amendment No. 1 effective as of June 6, 2013, to the Investment Advisory Agreement between FMG LLC and T. Rowe Price dated as of May 1, 2011. [35]

(6)(l)(ii)	Form of Amendment No. 2 effective as of , 2014, to the Investment Advisory Agreement between FMG LLC and T. Rowe Price dated as of May 1, 2011. [35]

(6)(m)	Form of Investment Advisory Agreement between FMG LLC and Westfield Capital Management Company (“Westfield”) effective as of , 2014. [35]

(6)(n)	Form of Investment Advisory Agreement between FMG LLC and Allianz Global Investors U.S. LLC (“Allianz”) effective as of , 2014. [35]

(6)(o)	Investment Advisory Agreement between FMG LLC and Wellington Management Company, LLP (“Wellington”) dated as of May 1, 2011. [25]

(6)(o)(i)	Form of Amendment No. 1 effective as of , 2014 to the Investment Advisory Agreement between FMG LLC and Wellington dated as of May 1, 2011. [35]

(6)(p)	Investment Advisory Agreement between FMG LLC and SSgA Funds Management, Inc. (“SSgA FM”) dated as of May 1, 2011. [25]

(6)(p)(i)	Amendment No. 1 effective as of July 10, 2012 to the Investment Advisory Agreement between FMG LLC and SSgA FM dated as of May 1, 2011. [31]

(6)(p)(ii)	Form of Amendment No. 2 effective as of , 2014 to the Investment Advisory Agreement between FMG LLC and SSgA FM dated as of May 1, 2011. [35]

(6)(q)	Form of Investment Advisory Agreement between FMG LLC and BlackRock Financial Management, Inc. (“BlackRock Financial”) effective as of , 2014. [35]

(6)(r)	Investment Advisory Agreement between FMG LLC and Pacific Investment Management Company, LLC (“PIMCO”) dated as of May 1, 2011. [25]

(6)(r)(i)	Amendment No. 1 effective as of May 1, 2012 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [31]

(6)(r)(ii)	Amendment No. 2 effective as of February 8, 2013 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [31]

(6)(r)(iii)	Amendment No. 3 effective as of July 19, 2013 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [35]

(6)(r)(iv)	Form of Amendment No. 4 effective as of , 2014 to the Investment Advisory Agreement between FMG LLC and PIMCO dated as of May 1, 2011. [35]

(6)(s)	Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011. [25]

(6)(s)(i)	Amendment No. 1 effective as of July 26, 2013, to the Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011. [35]

(6)(s)(ii)	Form of Amendment No. 2 effective as of , 2014, to the Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011. [35]

(6)(s)(iii)	Form of Amendment No. 3 effective as of , 2014, to the Investment Advisory Agreement between FMG LLC and BlackRock Investment effective as of May 1, 2011. [35]

(6)(t)	Investment Advisory Agreement between FMG LLC and Franklin Advisers, Inc. (“Franklin Advisers”) dated as of May 1, 2011. [25]

(6)(t)(i)	Form of Amendment No. 1 effective as of , 2014, to the Investment Advisory Agreement between FMG LLC and Franklin Advisers dated as of May 1, 2011. [35]

(6)(u)	Investment Advisory Agreement between FMG LLC and Diamond Hill Capital Management, Inc. (“Diamond Hill”) effective as of June 6, 2013. [35]

(6)(u)(i)	Form of Amendment No. 1 effective as of , 2014, to the Investment Management Agreement between FMG LLC and Diamond Hill effective as of June 6, 2013. [35]

(6)(v)	Form of Investment Advisory Agreement between FMG LLC and Knightsbridge Asset Management, LLC (“Knightsbridge”) effective as of , 2014. [35]

(6)(w)	Investment Advisory Agreement between FMG LLC and Lord Abbett & Co. LLC (“Lord Abbett”) dated as of May 1, 2011. [25]

(6)(w)(i)	Form of Amendment No. 1 effective as of , 2014, to the Investment Advisory Agreement between FMG LLC and Lord Abbett dated as of May 1, 2011. [35]

(6)(w)(ii)	Form of Amendment No. 2 effective as of , 2014, to the Investment Advisory Agreement between FMG LLC and Lord Abbett dated as of May 1, 2011. [35]

(6)(x)	Investment Advisory Agreement between AXA FMG and EARNEST Partners, LLC (“EARNEST”) dated as of August 1, 2012. [31]

(6)(x)(i)	Form of Amendment No. 1 effective as of , 2014, to the Investment Advisory Agreement between FMG LLC and EARNEST Partners, LLC. dated as of August 1, 2012. [35]

(6)(y)	Form of Investment Advisory Agreement between FMG LLC and Thornburg Investment Management, Inc. (“Thornburg”) effective as of , 2014. [35]

(7)	Underwriting or Distribution Contracts

(7)(a)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors, LLC (“AXA Distributors”) dated as of July 15, 2002 with respect to Class IB shares.[6]

(7)(a)(i)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[7]

(7)(a)(ii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[8]

(7)(a)(iii)	Amendment No. 3, dated October 1, 2004 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares.[8]

(7)(a)(iv)	Amendment No. 4, dated May 1, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[9]

(7)(a)(v)	Amendment No. 5, dated September 30, 2005 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[10]

(7)(a)(vi)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[12]

(7)(a)(vii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[14]

(7)(a)(viii)	Amendment No. 8 dated July 11, 2007 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[15]

(7)(a)(ix)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[16]

(7)(a)(x)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[17]

(7)(a)(xi)	Amendment No. 11 dated January 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[18]

(7)(a)(xii)	Amendment No. 12 dated May 1, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[19]

(7)(a)(xiii)	Amendment No. 13 dated September 29, 2009 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[20]

(7)(a)(xiv)	Amendment No. 14 dated as of August 16, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[23]

(7)(a)(xv)	Amendment No. 15 dated as of December 15, 2010 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[23]

(7)(a)(xvi)	Amendment No. 16 dated as of June 7, 2011 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[26]

(7)(a)(xvii)	Amendment No. 17 dated as of April 12, 2012 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[29]

(7)(a)(xviii)	Amendment No. 18 dated as of August 29, 2012 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[31]

(7)(a)(xix)	Amendment No. 19 dated as of May 1, 2013 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[34]

(7)(a)(xx)	Amendment No. 20 dated as of October 21, 2013 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[34]

(7)(a)(xxi)	Form of Amendment No. 21 dated as of , 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[35]

(7)(a)(xxii)	Form of Amendment No. 22 dated as of , 2014 to the Amended and Restated Distribution Agreement between the Trust and AXA Distributors dated as of July 15, 2002 with respect to Class IB shares.[35]

(7)(b)	Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to Class K shares.[25]

(7)(b)(i)	Amendment No. 1 dated as of April 12, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to Class K shares.[29]

(7)(b)(ii)	Amendment No. 2 dated as of August 29, 2012 to the Distribution Agreement between the Trust and AXA Distributors dated as of August 1, 2011 with respect to Class K shares.[31]

(7)(b)(iii)	Amendment No. 3 dated as of May 1, 2013 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares.[34]

(7)(b)(iv)	Amendment No. 4 dated as of October 21, 2013 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares.[34]

(7)(b)(v)	Form of Amendment No. 5 dated as of , 2014 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [35]

(7)(b)(vi)	Form of Amendment No. 6 dated as of , 2014 to the Distribution Agreement between the Trust and AXA Distributors dated August 1, 2011 with respect to Class K shares. [35]

(7)(c)	Amended and Restated Distribution Agreement between the Trust and AXA Distributors effective January 1, 2012 with respect to the Class IA shares.[30]

(7)(c)(i)	Amendment No. 1 effective as of March 1, 2012 to the Distribution Agreement between the Trust and AXA Distributors effective January 1, 2012 with respect to the Class IA shares.[30]

(7)(c)(ii)	Amendment No. 2 dated as of April 30, 2012, to the Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares.[31]

(7)(c)(iii)	Amendment No. 3 dated as of July 10, 2012, to the Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares.[31]

(7)(c)(iv)	Form of Amendment No. 4 dated as of , 2014, to the Distribution Agreement between the Trust and AXA Distributors dated as of January 1, 2012 with respect to the Class IA shares. [35]

(8)	Form of Deferred Compensation Plan.[3]

(9)	Custodian Agreements

(9)(a)	Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[5]

(9)(a)(i)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[7]

(9)(a)(ii)	Amendment No. 2, dated July 8, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]

(9)(a)(iii)	Amendment No. 3, dated September 13, 2004, to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[8]

(9)(a)(iv)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[9]

(9)(a)(v)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[10]

(9)(a)(vi)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[13]

(9)(a)(vii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[14]

(9)(a)(viii)	Amendment No. 8 dated April 1, 2007 to the Amended and Restated Global Custody Agreement between the Trust and JP Morgan Chase Bank dated February 1, 2002.[15]

(9)(a)(ix)	Amendment No. 9 dated January 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [16]

(9)(a)(x)	Amendment No. 10 dated May 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[17]

(9)(a)(xi)	Amendment No. 11 dated July 1, 2008 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[17]

(9)(a)(xii)	Amendment No. 12 dated January 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[18]

(9)(a)(xiii)	Amendment No. 13 dated May 1, 2009 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[19]

(9)(a)(xiv)	Amendment No. 14 dated as of September 29, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[20]

(9)(a)(xv)	Amendment No. 15 dated as of October 1, 2009, to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[20]

(9)(a)(xvi)	Amendment No. 16 dated as of August 16, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[23]

(9)(a)(xvii)	Amendment No. 17 dated as of December 15, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [23]

(9)(a)(xviii)	Amendment No. 18 dated as of December 7, 2010 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[24]

(9)(a)(xix)	Amendment No. 19 dated as of May 1, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[25]

(9)(a)(xx)	Amendment No. 20 dated as of July 20, 2011 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[25]

(9)(a)(xxi)	Amendment No. 21 dated as of April 30, 2012 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[29]

(9)(a)(xxii)	Amendment No. 22 dated as of June 1, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[34]

(9)(a)(xxiii)	Amendment No. 23 dated as of October 21, 2013 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002.[34]

(9)(a)(xxiv)	Form of Amendment No. 24 dated as of , 2014 to the Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002. [35]

(10)	Distribution Plan and Multiple Class Plan

(10)(a)	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares adopted as of July 14, 2010. [22]

(10)(b)	Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA shares adopted as of July 12, 2011. [28]

(10)(c)	Revised Amended and Restated Plan Pursuant to Rule 18f-3 under the 1940 Act. [25]

(11)(a)	Legal Opinion of K&L Gates LLP regarding the legality of the securities being registered with respect to the Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, and Multimanager Mid Cap Value Portfolio.[36]

(11)(b)	Legal Opinion of K&L Gates LLP regarding the legality of the securities being registered with respect to the EQ/Large Cap Core PLUS Portfolio, EQ/Large Cap Value PLUS Portfolio, and EQ/International Core PLUS Portfolio.[36]

(12)	Opinion of K&L Gates LLP as to tax matters. (to be filed by amendment)

(13)	Other Material Contracts

(13)(a)	Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC.[25]

(13)(a)(i)	Amendment No. 1 dated June 7, 2011 to the Mutual Fund Service Agreement between the Trust and FMG LLC dated May 1, 2011.[26]

(13)(a)(ii)	Amendment No. 2 dated September 1, 2011 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC.[25]

(13)(a)(iii)	Amendment No. 3 dated as of October 1, 2011 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC.[27]

(13)(a)(iv)	Amendment No. 4 dated as of April 12, 2012 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC.[29]

(13)(a)(v)	Amendment No. 5 dated as of September 1, 2012, to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC.[31]

(13)(a)(vi)	Amendment No. 6 dated as of May 1, 2013 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC.[34]

(13)(a)(vii)	Amendment No. 7 dated as of September 1, 2013 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC.[34]

(13)(a)(viii)	Amendment No. 8 dated as of October 21, 2013 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC.[34]

(13)(a)(ix)	Form of Amendment No. 9 dated as of , 2014 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC.[35]

(13)(a)(x)	Form of Amendment No. 10 dated as of , 2014 to the Mutual Fund Service Agreement dated May 1, 2011 between the Trust and FMG LLC.[35]

(13)(b)	Sub-Administration Agreement between FMG LLC and JPMorgan Chase Bank dated May 1, 2011. [25]

(13)(c)	Expense Limitation Agreement dated as of May 1, 2011 between the Trust and FMG LLC.[25]

(13)(c)(i)	Amendment No. 1 dated as of June 7, 2011 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[26]

(13)(c)(ii)	Amendment No. 2 dated as of August 19, 2011 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[25]

(13)(c)(iii)	Amendment No. 3 effective as of January 1, 2012 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[27]

(13)(c)(iv)	Amendment No. 4 effective as of April 12, 2012 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[29]

(13)(c)(v)	Amendment No. 5 effective as of May 1, 2013 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[32]

(13)(c)(vi)	Amendment No. 6 effective as of October 21, 2013 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[34]

(13)(c)(vii)	Form of Amendment No. 7 effective as of , 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[35]

(13)(c)(viii)	Form of Amendment No. 8 effective as of , 2014 to the Expense Limitation Agreement between the Trust and FMG LLC dated May 1, 2011.[35]

(13)(d)	Amended and Restated Expense Limitation Agreement between AXA Premier VIP Trust (“VIP Trust”) and FMG LLC dated as of March 15, 2012.[37]

13(d)(i)	Amendment No. 1 dated as of May 1, 2013 to the Amended and Restated Expense Limitation Agreement between VIP Trust and FMG LLC dated as of March 15, 2012.[38]

13(d)(ii)	Amendment No. 2 dated as of October 21, 2013 to the Amended and Restated Expense Limitation Agreement between VIP Trust and FMG LLC dated as of March 15, 2012.[39]

13(d)(iii)	Amendment No. 3 dated as of March 11, 2014 to the Amended and Restated Expense Limitation Agreement between VIP Trust and FMG LLC dated as of March 15, 2012. (filed herewith)

(13)(e)	Amended and Restated Participation Agreement among the Trust, AXA Equitable Life Insurance Company (“AXA Equitable”), AXA Distributors and AXA Advisors dated as of July 15, 2002.[6]

(13)(e)(i)	Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[7]

(13)(e)(ii)	Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[8]

(13)(e)(iii)	Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[8]

(13)(e)(iv)	Amendment No. 4 dated May 1, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[9]

(13)(e)(v)	Amendment No. 5 dated September 30, 2005 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[11]

(13)(e)(vi)	Amendment No. 6 dated August 1, 2006 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[13]

(13)(e)(vii)	Amendment No. 7 dated May 1, 2007 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[14]

(13)(e)(viii)	Amendment No. 8 dated January 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[16]

(13)(e)(ix)	Amendment No. 9 dated May 1, 2008 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[17]

(13)(e)(x)	Amendment No. 10 dated January 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[18]

(13)(e)(xi)	Amendment No. 11 dated May 1, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[19]

(13)(e)(xii)	Amendment No. 12 dated September 29, 2009 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[20]

(13)(e)(xiii)	Amendment No. 13 dated August 16, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[23]

(13)(e)(xiv)	Amendment No. 14 dated as of December 15, 2010 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[23]

(13)(e)(xv)	Amendment No. 15 dated June 7, 2011 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002.[26]

(13)(e)(xvi)	Amendment No. 16 dated as of April 30, 2012 to the Amended and Restated Participation Agreement among the Trust, AXA Equitable and AXA Distributors dated July 15, 2002.[31]

(13)(f)	Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012.[33]

(13)(f)(i)	Amendment No. 1 dated as of June 4, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012.[34]

(13)(f)(ii)	Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012.[34]

(13)(f)(iii)	Form of Amendment No. 3 dated as of , 2014 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors dated May 23, 2012. [35]

(13)(g)	Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Advisors, the Investment Plan for Employees, Managers and Agents, and AXA Equitable dated July 10, 2002.[6]

(13)(h)	Second Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Distributors, the AXA Equitable 401(k) Plan and AXA Equitable dated April 26, 2012.[31]

(13)(i)	Participation Agreement among the Trust, MONY Life Insurance Company (“MONY Life”), and AXA Distributors dated as of May 23, 2012.[35]

(13)(i)(i)	Amendment No. 1 dated June 4, 2013 to the Amended and Restated Participation Agreement among the Trust, MONY Life, and AXA Distributors dated as of May 23, 2012.[35]

(13)(j)	Participation Agreement among the Trust, MONY Life Insurance Company (“MONY”) and AXA Distributors effective as of October 1, 2013.[35]

(13)(j)(i)	Form of Amendment No. 1 dated as of , 2014 to the Participation Agreement among the Trust, MONY and AXA Distributors effective as of October 1, 2013.[35]

(13)(k)	Amended and Restated Participation Agreement among the Trust, MONY Life Insurance Company of America (“MLOA”) and AXA Distributors dated as of May 23, 2012.[35]

(13)(k)(i)	Amendment No. 1 dated as of June 4, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[35]

(13)(k)(ii)	Amendment No. 2 dated as of October 21, 2013 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[35]

(13)(k)(iii)	Form of Amendment No. 3 dated as of , 2014 to the Amended and Restated Participation Agreement among the Trust, MLOA and AXA Distributors dated as of May 23, 2012.[35]

(14)	Consent of Independent Registered Public Accounting Firm. (filed herewith)

(15)	None.

(16)	Powers of Attorney.[36]

(17)	Additional Exhibits

(17)	Voting Instruction and Proxy Cards. (filed herewith)

1.	Incorporated by reference to and/or previously filed with Registrant’s Registration Statement on Form N-1A filed on December 3, 1996 (File No. 333-17217).
2.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on January 23, 1997 (File No. 333-17217).
3.	Incorporated by reference to and/or previously filed with Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A filed on April 7, 1997 (File No. 333-17217).
4.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A filed on January 23, 2001 (File No. 333-17217).
5.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on April 3, 2002 (File No. 333-17217).
6.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 7, 2003 (File No. 333-17217).
7.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on February 10, 2004 (File No. 333-17217).

8.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed on October 15, 2004 (File No. 333-17217).
9.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A filed on April 7, 2005 (File No. 333-17217).
10.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A filed on August 24, 2005 (File No. 333-17217).
11.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A filed on April 5, 2006 (File No. 333-17217).
12.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A filed on August 23, 2006 (File No. 333-17217).
13.	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on February 2, 2007 (File No. 333-17217).
14.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on April 27, 2007 (File No. 333-17217).
15.	Incorporated by reference to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A filed on October 4, 2007 (File No. 333-17217).
16.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed on December 27, 2007 (File No. 333-17217).
17.	Incorporated by reference to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2009 (File No. 333-17217).
18.	Incorporated by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A filed on March 16, 2009 (File No. 333-17217).
19.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed on April 15, 2009 (File No. 333-17217).
20.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A filed on January 21, 2010 (File No. 333-17217).
21.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2010 (File No. 333-17217).
22.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on October 5, 2010 (File No. 333-17217).
23.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A filed on February 3, 2011 (File No. 333-17217).
24.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2011 (File No. 333-17217).

25.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on August 16, 2011 (File No. 333-17217).
26.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on August 17, 2011 (File No. 333-17217).
27.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2012 (File No. 333-17217).
28.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A filed on February 6, 2012 (File No. 333-17217).
29	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2012 (File No. 333-17217).
30.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A filed on April 25, 2012. (File No. 333-17217).
31.	Incorporated by reference to and/or previously filed with Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A filed on February 7, 2013. (File No. 333-17217).
32.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 98 to the Registrant’s Registration Statement filed on April 30, 2013. (File No. 333-17217).
33.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 100 to the Registrant’s Registration Statement filed on July 22, 2013. (File No. 333-17217).
34.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 101 to the Registrant’s Registration Statement filed on October 1, 2013. (File No. 333-17217).
35.	Incorporated by reference and/or previously filed with Post-Effective Amendment No. 103 to the Registrant’s Registration Statement filed on January 10, 2014. (File No. 333-17217).
36.	Incorporated by reference to and/or previously filed with the Registrant’s Registration Statement on Form N-14 filed on February 27, 2014. (File No. 333-194194).
37.	Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A of VIP Trust filed on April 25, 2012 (File No. 333-70754).
38.	Incorporated herein by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of VIP Trust filed on April 30, 2013. (File No. 333-70754).
39.	Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on October 2, 2013. (File No. 333-70754).

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of
Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant agrees to file an executed copy of the opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant certifies that this Post-Effective Amendment No. 1 to its Registration Statement on Form N-14 (“Post-Effective Amendment”) meets all of the requirements for effectiveness under Rule 485(b) under the 1933 Act and that the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 31st day of March 2014.

EQ ADVISORS TRUST

By:	/s/ Steven M. Joenk
Name:	Steven M. Joenk
Title:	Trustee, Chairman, President and Chief Executive Officer

As required by the 1933 Act, this Post-Effective Amendment has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Steven M. Joenk Steven M. Joenk	Trustee, Chairman, President and Chief Executive Officer	March 31, 2014

/s/ Jettie M. Edwards * Jettie M. Edwards	Trustee	March 31, 2014

/s/ William M. Kearns, Jr. * William M. Kearns, Jr.	Trustee	March 31, 2014

/s/ Christopher P.A. Komisarjevsky * Christopher P.A. Komisarjevsky	Trustee	March 31, 2014

/s/ Gary S. Schpero * Gary S. Schpero	Trustee	March 31, 2014

/s/ Harvey Rosenthal * Harvey Rosenthal	Trustee	March 31, 2014

/s/ Kenneth Walker * Kenneth Walker	Trustee	March 31, 2014

/s/ Caroline L. Williams * Caroline L. Williams	Trustee	March 31, 2014

/s/ Donald E. Foley * Donald E. Foley	Trustee	March 31, 2014

/s/ H. Thomas McMeekin * H. Thomas McMeekin	Trustee	March 31, 2014

/s/ Brian Walsh * Brian Walsh	Treasurer and Chief Financial Officer	March 31, 2014

* By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-fact)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

(13)(d)(iii)	Amendment No. 3 dated as of March 11, 2014 to the Amended and Restated Expense Limitation Agreement between AXA Premier VIP Trust and AXA Equitable Funds Management Group, LLC dated as of March 15, 2012.

(14)	Consent of Independent Registered Public Accounting Firm.

(17)	Voting Instruction and Proxy Cards.